UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number           811-04556
                                  ----------------------------------------------

             IDEX Mutual Funds
        ------------------------------------------------------------------------
             (Exact name of registrant as specified in charter)

             570 Carillon Parkway, St. Petersburg, Florida 33716
        ------------------------------------------------------------------------
             (Address of principal executive offices)    (Zip code)

             John K. Carter, Esq., P.O. Box 5068, Clearwater, Florida 33758-5068
        ------------------------------------------------------------------------
             (Name and address of agent for service)

Registrant's telephone number, including area code: (727) 299-1800
                                                   ------------------
Date of fiscal year end:  10/31/03
                        -----------------
Date of reporting period:  11/01/02 - 10/31/03
                         ----------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1 (REPORT TO SHAREHOLDERS): The Annual Report is attached.


                                     [LOGO]

                                  Annual Report
                                October 31, 2003

                                www.idexfunds.com
                     Customer Service 1-888-233-IDEX (4339)
                   P.O. Box 9015 o Clearwater, FL o 33758-9015
                    Distributor: AFSG Securities Corporation

Dear Shareholder,

After an extended bear market, the market rallies seen this past year have been most welcome. In general, investors should expect both bear and bull markets over any extended time period. A sound financial plan will take into account the market's natural fluctuations by using an asset allocation that is appropriate for your personal situation, including your age and tolerance for market volatility.

A financial advisor can help you build a comprehensive picture of your current and future financial needs. What's more, financial advisors are familiar with the market's history, including long-term returns and volatility of various asset classes. With your financial advisor, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance.

The Securities and Exchange Commission requires that an annual report be sent to all shareholders. The following pages provide a comprehensive review of the investments of each fund as well as the detailed performance and accounting data. The report also provides a discussion of the accounting policies for the funds in addition to any matters presented to the shareholders that may have required their vote.

Please contact your financial advisor if you have any questions about the contents of this report.

On behalf of IDEX Mutual Funds, I would like to thank you for your continued support and confidence in our products. We look forward to continuing to serve your investment needs in 2004.

Sincerely,


Brian C. Scott
President
IDEX Mutual Funds

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of IDEX Mutual Funds. These views are subject to change based upon market conditions. These views should not be relied on as investment advice and are not indicative of a trading intent on behalf of the IDEX Mutual Funds.

IDEX Alger Aggressive Growth

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

The fiscal year ended October 31, 2003 was an exceptionally strong period for equity securities. At the start of the period, the market moved higher on solid earnings and a larger-than-expected interest rate cut on November 6, 2002. The positive momentum came to a sudden end during the final month of 2002 with escalating tensions in Iraq and North Korea, continued political turmoil in Venezuela, a weak holiday shopping season and the highest unemployment rate in eight years. Nevertheless, investors seemed to be cautiously optimistic that 2003 would bring an ultimate end to three straight years of market declines.

The negative momentum continued into the first quarter of 2003, as fear about a war with Iraq began to trump economic fundamentals. With the outbreak of war in March, markets reversed course and recouped some of the losses experienced in January and February. Preferring war to the pre-combat uncertainty, investors pushed most indices higher during the final month of the quarter with mid and large-cap growth stocks leading the upturn.

The second quarter of 2003 sustained the positive momentum, with most equity indices moving substantially higher during the three-month period. Reassured by the swift allied victory in Iraq and better-than expected first quarter profits, investors found good reason to get back into the market. Stocks of all market capitalizations and styles surged higher during the first month of the quarter. The positive trend continued into May with most equity indices moving higher during the one-month period. Investors pushed stocks slightly higher during the final month of the quarter.

Equity prices continued to rise throughout the third quarter of 2003, with small cap growth stocks leading the advance. Encouraged by upbeat earnings news from technology giants such as Microsoft Corporation and Telefonaktiebolaget LM Ericsson, investors pushed most indices higher into July and August. However, stocks were dragged down during the final month of the quarter due to news in the labor markets and the Organization of Petroleum Exporting Countries' (OPEC) surprise decision to cut oil output. Positive momentum returned to the market in October following an upbeat outlook from the Federal Reserve Board and news of the fastest Growth Domestic Product growth in almost twenty years.

PERFORMANCE

For the year ended October 31, 2003, IDEX Alger Aggressive Growth returned 23.25%. By comparison its benchmark, the Standard and Poor's 500 Composite Stock Index returned 20.79%.

STRATEGY REVIEW

IDEX Alger Aggressive Growth benefited from solid security selection in the health care sector, an overweighting in the strong information technology sector and an underweighting in the relatively weak consumer staples sector. As of October 31, 2003, the portfolio held 63 stocks and had a cash position of 1.99%. Computers & data processing services, pharmaceuticals and electronic components & accessories represented the top three industries. The portfolio remains well diversified, with Yahoo! Inc., Genentech, Inc., eBay Inc., PeopleSoft, Inc. and Boston Scientific Corporation representing the top five holdings.

/s/ Frederick M. Alger

Frederick M. Alger

/s/ David Hyun

David Hyun
Co-Fund Managers
Fred Alger Management, Inc.


IDEX Mutual Funds                                             Annual Report 2003

                         IDEX Alger Aggressive Growth 1

IDEX Alger Aggressive Growth

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Growth of $10,000
Inception of 12/2/94 through 10/31/03
Investment less sales charges - $9,452

[The following table was depicted as a mountain chart in the printed material.]

       DATE              Class A         S&P 500
------------------  ----------------  ------------
     12/2/1994             9,452        10,000
    12/31/1994             9,854        10,148
     3/31/1995            11,444        11,135
     6/30/1995            14,059        12,197
     9/30/1995            16,716        13,165
    12/31/1995            15,274        13,957
     3/31/1996            15,631        14,706
     6/30/1996            15,737        15,365
     9/30/1996            15,899        15,840
    12/31/1996            16,189        17,160
     3/31/1997            15,882        17,621
     6/30/1997            18,578        20,694
     9/30/1997            20,787        22,244
    12/31/1997            19,957        22,882
     3/31/1998            23,055        26,072
     6/30/1998            25,448        26,933
     9/30/1998            23,039        24,259
    12/31/1998            29,719        29,421
     3/31/1999            33,833        30,887
     6/30/1999            35,179        33,063
     9/30/1999            35,058        31,001
    12/31/1999            50,265        35,612
     3/31/2000            55,663        36,427
     6/30/2000            45,754        35,462
     9/30/2000            44,043        35,118
    12/31/2000            33,937        32,372
     3/31/2001            27,465        28,537
     6/30/2001            29,956        30,206
     9/30/2001            24,689        25,774
    12/31/2001            27,991        28,528
     3/31/2002            26,582        28,606
     6/30/2002            22,116        24,776
     9/30/2002            18,581        20,498
    12/31/2002            18,052        22,225
     3/31/2003            18,644        21,524
     6/30/2003            21,739        24,837
     9/30/2003            22,078        25,494
    10/31/2003            23,676        26,936

Average Annual Total Return for Periods Ended 10/31/03
--------------------------------------------------------------------------------

                                                  From       Inception
                     1 year       5 years      Inception       Date
----------------------------------------------------------------------
Class A (NAV)         23.25%        -0.45%        10.85%      12/2/94
Class A (POP)         16.47%        -1.57%        10.15%      12/2/94
S&P 500(1)            20.79%         0.53%        11.75%      12/2/94
----------------------------------------------------------------------
Class B (NAV)         22.48%        -1.14%         3.81%      10/1/95
Class B (POP)         17.48%        -1.34%         3.81%      10/1/95
----------------------------------------------------------------------
Class C (NAV)         22.48%            -        -11.64%      11/1/99
----------------------------------------------------------------------
Class L (NAV)             -             -         25.49%     11/11/02
Class L (POP)             -             -         23.49%     11/11/02
----------------------------------------------------------------------
Class M (NAV)         22.60%        -1.04%        10.34%      12/2/94
Class M (POP)         20.37%        -1.24%        10.22%      12/2/94
----------------------------------------------------------------------

NOTES

(1) The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
    Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares, (2% in the 1st year and 1% in the 2nd year) for Class L shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Class C and M shares are not available to new investors.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.


IDEX Mutual Funds                                             Annual Report 2003

                         IDEX Alger Aggressive Growth 2

IDEX Alger Aggressive Growth

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts except share amounts in thousands)

                                                         Shares               Value
----------------------------------------------------------------------------------------
COMMON STOCKS (99.6%)
Amusement & Recreation Services (2.2%)
  Disney (Walt) Company (The)                            130,500         $   2,954
Apparel & Accessory Stores (3.1%)
  Gap, Inc. (The)                                        107,900             2,059
  Pacific Sunwear of California, Inc. (a)                 89,050             2,056
Automotive (1.2%)
  General Motors Corporation-Class H (a)                  96,200             1,581
Business Services (4.0%)
  eBay Inc. (a)(b)                                        74,750             4,182
  Monster Worldwide, Inc. (a)(b)                          44,600             1,136
Commercial Banks (5.1%)
  Bank of New York Company, Inc. (The)                    65,000             2,027
  Citigroup Inc.                                          72,400             3,432
  U.S. Bancorp                                            49,000             1,334
Communication (0.6%)
  SpectraSite, Inc. (a)                                   19,000               736
Communications Equipment (7.8%)
  Advanced Fibre Communications, Inc. (a)                144,900             3,488
  Ciena Corporation (a)                                  323,400             2,073
  Comverse Technology, Inc. (a)(b)                       116,400             2,100
  Corning Incorporated (a)                               244,400             2,684
Computer & Data Processing Services (15.5%)
  BEA Systems, Inc. (a)(b)                               104,400             1,451
  Electronic Arts Inc. (a)                                13,300             1,317
  Microsoft Corporation                                  150,300             3,930
  Oracle Corporation (a)                                 112,800             1,349
  PeopleSoft, Inc. (a)                                   193,700             4,021
  United Online, Inc. (a)                                 64,500             1,857
  VERITAS Software Corporation (a)                        36,600             1,323
  Yahoo! Inc. (a)                                        122,500             5,353
Computer & Office Equipment (4.2%)
  Cisco Systems, Inc. (a)                                129,500             2,717
  EMC Corporation (a)                                    148,800             2,059
  SanDisk Corporation (a)                                  9,700               782
Drug Stores & Proprietary Stores (1.0%)
  Medco Health Solutions, Inc. (a)                        40,200             1,335
Educational Services (0.8%)
  Apollo Group, Inc.-Class A (a)                          16,200             1,029
Electronic & Other Electric Equipment (2.0%)
  General Electric Company                                91,600             2,657
Electronic Components & Accessories (11.6%)
  Broadcom Corporation-Class A (a)(b)                    123,700             3,952
  Intel Corporation                                       68,700             2,271
  Intersil Corporation-Class A                            78,600             2,027
  Micron Technology, Inc. (a)(b)                         190,600             2,733
  National Semiconductor Corporation (a)                  50,200             2,040
  Texas Instruments Incorporated                          81,400             2,354
Health Services (2.0%)
  Health Management Associates, Inc.-Class A              62,200         $   1,378
  Quest Diagnostics Incorporated (a)                      19,750             1,336
Industrial Machinery & Equipment (2.8%)
  Applied Materials, Inc. (a)                             59,200             1,384
  Kulicke and Soffa Industries, Inc. (a)                  63,000               925
  Novellus Systems, Inc. (a)                              33,000             1,363
Insurance (1.5%)
  American International Group, Inc.                      32,450             1,974
Lumber & Other Building Materials (2.5%)
  Home Depot, Inc. (The)                                  91,000             3,373
Management Services (1.1%)
  Paychex, Inc.                                           35,800             1,393
Manufacturing Industries (1.2%)
  International Game Technology                           49,600             1,624
Medical Instruments & Supplies (6.1%)
  Boston Scientific Corporation (a)                       59,200             4,009
  Medtronic, Inc.                                         44,500             2,028
  Varian Medical Systems, Inc. (a)                        11,000               703
  Zimmer Holdings, Inc. (a)(b)                            21,400             1,366
Motion Pictures (2.6%)
  Time Warner Inc. (a)                                   224,300             3,430
Oil & Gas Extraction (1.1%)
  Halliburton Company                                     60,300             1,440
Personal Credit Institutions (1.7%)
  Capital One Financial Corporation (b)                   37,400             2,274
Pharmaceuticals (13.8%)
  Allergan, Inc.                                          24,600             1,860
  Amgen Inc. (a)                                          26,200             1,618
  Genentech, Inc. (a)                                     53,000             4,344
  Gilead Sciences, Inc. (a)(b)                            22,740             1,241
  Invitrogen Corporation (a)                              11,200               712
  Millennium Pharmaceuticals, Inc. (a)                    79,000             1,258
  Mylan Laboratories Inc.                                 83,550             2,018
  Pfizer Inc.                                             61,100             1,931
  QLT Inc. (a)(b)                                         66,300             1,024
  Teva Pharmaceutical Industries Ltd.-ADR (b)             37,400             2,128
Radio, Television & Computer Stores (0.8%)
  Circuit City Stores, Inc.-Circuit City
    Group                                                117,700             1,123
Telecommunications (1.7%)
  Nextel Communications, Inc.-Class A (a)                 94,100             2,277
Transportation & Public Utilities (1.6%)
  InterActiveCorp (a)(b)                                  56,100             2,059
                                                                         ---------
Total Common Stocks (cost: $114,859)
                                                                           131,992
                                                                         ---------


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                         IDEX Alger Aggressive Growth 3

IDEX Alger Aggressive Growth

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                 Principal         Value
--------------------------------------------------------------------------------
SECURITY LENDING COLLATERAL (11.8%)
Bank Notes (1.2%)
  Canadian Imperial Bank of Commerce
    1.12%, due 11/04/2003                       $      683      $     683
  Fleet National Bank
    1.06%, due 01/21/2004                              956            956
Euro Dollar Term (5.9%)
  Bank of Montreal
    1.03%, due 11/13/2003                              546            546
    1.04%, due 11/14/2003                              480            480
  Bank of Nova Scotia (The)
    1.06%, due 11/12/2003                              273            273
  Bank of Scotland
    1.04%, due 11/14/2003                              546            546
  Citigroup Inc.
    1.08%, due 01/05/2004                              819            819
  Credit Agricole Indosuez
    1.08%, due 01/06/2004                              601            601
  Den Danske Bank
    1.04%, due 11/10/2003                              273            273
    1.08%, due 01/20/2004                              819            819
  Royal Bank of Canada
    1.04%, due 11/24/2003                              683            683
    1.06%, due 12/08/2003                              273            273
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/15/2004                              819            819
  SouthTrust Bank
    1.08%, due 01/16/2004                              819            819
  Wells Fargo & Company
    1.04%, due 11/20/2003                              819            819
Promissory Notes (0.7%)
  Goldman Sachs Group, Inc. (The)
    1.15%, due 11/03/2003                       $      956      $     956
Repurchase Agreements (2.6%) (c)
  Goldman Sachs Group, Inc. (The)
    1.10% Repurchase Agreement dated
    10/31/2003 to be repurchased at $273
    on 11/03/2003                                      273            273
  Merrill Lynch & Co., Inc.
    1.10% Repurchase Agreement dated
    10/31/2003 to be repurchased at $3,142
    on 11/03/2003                                    3,142          3,142


                                                Shares          Value
--------------------------------------------------------------------------------
Investment Companies (1.4%)
Money Market Funds (1.4%)
  Merrimac Cash Series Fund-
    Premium Class
    1-day yield of 0.97%                      1,911,766      $   1,912
                                                             ---------
Total Security Lending Collateral (cost: $15,692)               15,692
                                                             ---------
Total Investment Securities (cost: $130,551)                 $ 147,684
                                                             =========
SUMMARY:
  Investments, at value                          111.4 %     $ 147,684
  Liabilities in excess of other assets          (11.4)%       (15,072)
                                              ---------      ---------
  Net assets                                     100.0 %     $ 132,612
                                              =========      =========


NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

(b) At October 31, 2003, all or a portion of this security is on loan (see Note
    1). The value at October 31, 2003, of all securities on loan is $15,249.

(c) Cash collateral for the Repurchase Agreements, valued at $3,482, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%-10.18% and 06/01/2004-12/31/2049, respectively.

DEFINITIONS:

ADR American Depositary Receipt


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                         IDEX Alger Aggressive Growth 4

IDEX Alger Aggressive Growth

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $130,551)
     (including $15,249 of securities loaned)                  $147,684
  Cash                                                            2,634
  Receivables:
     Investment securities sold                                   5,863
     Shares of beneficial interest sold                              62
     Interest                                                         1
     Dividends                                                       90
     Dividend reclaims receivable                                     1
  Due from investment adviser                                         8
  Other                                                              38
                                                               --------
                                                                156,381
                                                               --------
Liabilities:
  Investment securities purchased                                 7,536
  Accounts payable and accrued liabilities:
     Shares of beneficial interest redeemed                         220
     Distribution fees                                               75
     Transfer agent fees                                            140
  Payable for securities on loan                                 15,692
  Other                                                             106
                                                               --------
                                                                 23,769
                                                               --------
Net Assets                                                     $132,612
                                                               ========
Net Assets Consist of:
  Shares of beneficial interest, unlimited shares authorized   $250,745
  Accumulated net investment income (loss)                          (17)
  Accumulated net realized gain (loss) from investment
     securities                                                (135,244)
  Net unrealized appreciation (depreciation) on investment
     securities                                                  17,128
                                                               --------
Net Assets                                                     $132,612
                                                               ========
Shares Outstanding:
  Class A                                                         3,496
  Class B                                                         2,732
  Class C                                                           403
  Class L                                                            46
  Class M                                                           554
Net Asset Value Per Share:
  Class A                                                      $  18.82
  Class B                                                         17.87
  Class C                                                         17.87
  Class L                                                         17.87
  Class M                                                         18.01
Maximum Offering Price Per Share (a):
  Class A                                                      $  19.92
  Class M                                                         18.19

(a) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, and L shares represents offering price. The redemption price for Classes B, L, and M shares equals net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the year ended October 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                            $     20
  Dividends                                                701
  Income from loaned securities-net                         14
     Less withholding taxes on foreign dividends            (3)
                                                      --------
                                                           732
                                                      --------
Expenses:
  Management and advisory fees                             959
  Transfer agent fees                                    1,191
  Printing and shareholder reports                         164
  Custody fees                                              27
  Administration fees                                       31
  Legal fees                                                 8
  Auditing and accounting fees                              23
  Trustees fees                                             10
  Registration fees                                         78
  Other                                                     10
  Distribution and service fees:
     Class A                                               208
     Class B                                               442
     Class C                                                67
     Class L                                                 2
     Class M                                                83
                                                      --------
  Total expenses                                         3,303
  Less:
     Advisory fee waiver and expense reimbursements     (1,066)
                                                      --------
  Net expenses                                           2,237
                                                      --------
Net Investment Income (Loss)                            (1,505)
                                                      --------
Net Realized and Unrealized Gain (Loss):
  Realized gain (loss) from investment securities        4,926
  Increase (decrease) in unrealized appreciation
     (depreciation) on investment securities            21,278
                                                      --------
Net Gain (Loss) on Investment Securities                26,204
                                                      --------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                     $ 24,699
                                                      ========


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                         IDEX Alger Aggressive Growth 5

IDEX Alger Aggressive Growth

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                                October 31,  October 31,
                                                    2003         2002
                                                 ---------    ---------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                   $  (1,505)   $  (2,468)
  Net realized gain (loss) from investment
     securities                                      4,926      (48,994)
  Net unrealized appreciation
     (depreciation) on investment
     securities                                     21,278        8,004
                                                 ---------    ---------
                                                    24,699      (43,458)
                                                 ---------    ---------
Distributions to Shareholders:
  From net investment income:
     Class A                                             -            -
     Class B                                             -            -
     Class C                                             -            -
     Class L                                             -            -
     Class M                                             -            -
                                                  --------    ---------
                                                         -            -
                                                  --------    ---------
  From net realized gains:
     Class A                                             -            -
     Class B                                             -            -
     Class C                                             -            -
     Class L                                             -            -
     Class M                                             -            -
                                                  --------    ---------
                                                         -            -
                                                  --------    ---------
Capital Share Transactions:
  Proceeds from shares sold:
     Class A                                        50,196      293,385
     Class B                                         5,089        7,548
     Class C                                           956        2,935
     Class L                                           792            -
     Class M                                           688        1,339
                                                  --------    ---------
                                                    57,721      305,207
                                                  --------    ---------
  Dividends and distributions reinvested:
     Class A                                             -            -
     Class B                                             -            -
     Class C                                             -            -
     Class L                                             -            -
     Class M                                             -            -
                                                  --------    ---------
                                                         -            -
                                                  --------    ---------
  Cost of shares redeemed:
     Class A                                       (56,280)    (318,028)
     Class B                                        (9,676)     (18,403)
     Class C                                        (2,128)      (3,913)
     Class L                                           (40)           -
     Class M                                        (2,453)      (5,821)
                                                  --------    ---------
                                                   (70,577)    (346,165)
                                                  --------    ---------
                                                   (12,856)     (40,958)
                                                  --------    ---------
Net increase (decrease) in net assets               11,843      (84,416)
                                                  --------    ---------
Net Assets:
  Beginning of year                                120,769      205,185
                                                  --------    ---------
  End of year                                    $ 132,612    $ 120,769
                                                 =========    =========
Accumulated Net Investment Income (Loss)         $     (17)   $     (17)
                                                 =========    =========
Share Activity:
  Shares issued:
     Class A                                         3,287       15,257
     Class B                                           326          402
     Class C                                            63          156
     Class L                                            48            -
     Class M                                            43           69
                                                  --------    ---------
                                                     3,767       15,884
                                                  --------    ---------
  Shares issued-reinvested from distributions:
     Class A                                             -            -
     Class B                                             -            -
     Class C                                             -            -
     Class L                                             -            -
     Class M                                             -            -
                                                  --------    ---------
                                                         -            -
                                                  --------    ---------
  Shares redeemed:
     Class A                                        (3,679)     (16,547)
     Class B                                          (640)      (1,043)
     Class C                                          (142)        (215)
     Class L                                            (2)           -
     Class M                                          (163)        (321)
                                                  --------    ---------
                                                    (4,626)     (18,126)
                                                  --------    ---------
Net increase (decrease) in shares
  outstanding                                         (859)      (2,242)
                                                 =========    =========


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                         IDEX Alger Aggressive Growth 6

IDEX Alger Aggressive Growth

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                         For a share of beneficial interest outstanding throughout each period
                       ------------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                   --------------------------------------------- ---------------------------------------
                        Net Asset                                                                                         Net Asset
            For the       Value,         Net        Net Realized                  From Net    From Net                      Value,
            Period      Beginning     Investment   and Unrealized      Total     Investment   Realized       Total           End
         Ended (d)(g)   of Period   Income (Loss)    Gain (Loss)    Operations     Income       Gains    Distributions    of Period
-----------------------------------------------------------------------------------------------------------------------------------
Class A   10/31/2003    $  15.27    $   (0.15)      $    3.70      $    3.55       $   -     $      -     $      -      $   18.82
          10/31/2002       20.21        (0.20)          (4.74)         (4.94)          -            -            -          15.27
          10/31/2001       32.07        (0.13)         (11.09)        (11.22)          -        (0.64)       (0.64)         20.21
          10/31/2000       33.05        (0.13)           2.15           2.02           -        (3.00)       (3.00)         32.07
          10/31/1999       22.24         0.17           11.82          11.99           -        (1.18)       (1.18)         33.05
-----------------------------------------------------------------------------------------------------------------------------------
Class B   10/31/2003       14.59        (0.25)           3.53           3.28           -            -            -          17.87
          10/31/2002       19.48        (0.32)          (4.57)         (4.89)          -            -            -          14.59
          10/31/2001       31.23        (0.29)         (10.82)        (11.11)          -        (0.64)       (0.64)         19.48
          10/31/2000       32.44        (0.36)           2.15           1.79           -        (3.00)       (3.00)         31.23
          10/31/1999       21.93        (0.13)          11.82          11.69           -        (1.18)       (1.18)         32.44
-----------------------------------------------------------------------------------------------------------------------------------
Class C   10/31/2003       14.59        (0.24)           3.52           3.28           -            -            -          17.87
          10/31/2002       19.48        (0.32)          (4.57)         (4.89)          -            -            -          14.59
          10/31/2001       31.23        (0.31)         (10.80)        (11.11)          -        (0.64)       (0.64)         19.48
          10/31/2000       32.44        (0.36)           2.15           1.79           -        (3.00)       (3.00)         31.23
-----------------------------------------------------------------------------------------------------------------------------------
Class L   10/31/2003       14.24        (0.26)           3.89           3.63           -            -            -          17.87
-----------------------------------------------------------------------------------------------------------------------------------
Class M   10/31/2003       14.69        (0.23)           3.55           3.32           -            -            -          18.01
          10/31/2002       19.59        (0.30)          (4.60)         (4.90)          -            -            -          14.69
          10/31/2001       31.36        (0.27)         (10.86)        (11.13)          -        (0.64)       (0.64)         19.59
          10/31/2000       32.53        (0.32)           2.15           1.83           -        (3.00)       (3.00)         31.36
          10/31/1999       21.98        (0.09)          11.82          11.73           -        (1.18)       (1.18)         32.53
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                        -----------------------------------------------------------------------
                                                           Ratio of Expenses
                                         Net Assets,           to Average          Net Investment
             For the                        End of           Net Assets (a)         Income (Loss)     Portfolio
             Period          Total          Period      -----------------------      to Average       Turnover
            Ended (g)     Return (c)       (000's)       Net (e)     Total (f)     Net Assets (a)     Rate (b)
---------------------------------------------------------------------------------------------------------------
Class A   10/31/2003         23.25%        $ 65,778        1.55%        2.43%           (0.94)%          187%
          10/31/2002        (24.44)          59,396        1.55         2.26            (1.05)           174
          10/31/2001        (35.56)         104,660        1.55         1.88            (0.56)           105
          10/31/2000          4.81          164,730        1.55         1.77            (0.94)           108
          10/31/1999         55.49          100,078        1.61         1.90            (1.15)            96
---------------------------------------------------------------------------------------------------------------
Class B   10/31/2003         22.48           48,825        2.20         3.08            (1.59)           187
          10/31/2002        (25.11)          44,439        2.20         2.91            (1.70)           174
          10/31/2001        (36.17)          71,834        2.20         2.53            (1.21)           105
          10/31/2000          4.13          115,689        2.20         2.42            (1.59)           108
          10/31/1999         54.88           47,399        2.26         2.55            (1.80)            96
---------------------------------------------------------------------------------------------------------------
Class C   10/31/2003         22.48            7,209        2.20         3.08            (1.59)           187
          10/31/2002        (25.11)           7,028        2.20         2.91            (1.70)           174
          10/31/2001        (36.17)          10,545        2.20         2.53            (1.21)           105
          10/31/2000          4.13           16,586        2.20         2.42            (1.59)           108
---------------------------------------------------------------------------------------------------------------
Class L   10/31/2003         25.49              814        2.20         3.09            (1.59)           187
---------------------------------------------------------------------------------------------------------------
Class M   10/31/2003         22.60            9,986        2.10         2.98            (1.49)           187
          10/31/2002        (25.02)           9,906        2.10         2.81            (1.60)           174
          10/31/2001        (36.08)          18,146        2.10         2.43            (1.11)           105
          10/31/2000          4.24           33,223        2.10         2.32            (1.49)           108
          10/31/1999         54.97           18,538        2.16         2.45            (1.70)            96
---------------------------------------------------------------------------------------------------------------

The notes to the financial statements are an integral part of this report.


IDEX Mutual Funds                                             Annual Report 2003

                         IDEX Alger Aggressive Growth 7

IDEX Alger Aggressive Growth

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)

NOTES TO FINANCIAL HIGHLIGHTS

(a) Annualized.

(b) Not annualized for periods of less than one year.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ended 10/31/2001, 10/31/2002, and 10/31/2003.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) IDEX Alger Aggressive Growth ("the Fund") commenced operations on December 2, 1994. The inception date for the Fund's offering of share classes C and L are as follows:
      Class C - November 1, 1999
      Class L - November 11, 2002


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                         IDEX Alger Aggressive Growth 8

IDEX Alger Aggressive Growth

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At October 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

IDEX Mutual Funds is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX Alger Aggressive Growth ("the Fund"), part of IDEX Mutual Funds, began operations on December 2, 1994.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers five classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. Effective November 11, 2002, Class C and M shares were closed to new investors. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Trustees and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2003, was paying an interest rate of 0.75%.

Directed brokerage: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which IDEX Mutual Funds has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within IDEX Mutual Funds, or by any other party. Directed commissions during the year ended October 31, 2003, of $276 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $4 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are included in Investment securities at value on the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.


IDEX Mutual Funds                                             Annual Report 2003

                         IDEX Alger Aggressive Growth 9

IDEX Alger Aggressive Growth

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following stated break points:

    0.80% of the first $500 million of ANA
    0.70% of ANA over $500 million

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    1.20% Expense Limit

If total fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The 12b-1 fee for the Fund is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Class A          0.35%
  Class B          1.00%
  Class C          1.00%
  Class L          1.00%
  Class M          0.90%

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, L, M and certain A share redemptions. For the year ended October 31, 2003, the underwriter commissions were as follows:

     Received by Underwriter    $ 185
     Retained by Underwriter       18
     Contingent Sales Charges     101

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at a cost and is reimbursed monthly.

Transfer agent fees: The Fund incurs ATIS annual per-account charges (not in thousands) of $20.00 for each open shareholder account and $1.63 for each closed account maintained, and certain out of pocket expenses.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with an affiliate of the sub-adviser for the year ended October 31, 2003, were $199.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any IDEX Fund. At October 31, 2003, the value of invested plan amounts was $15. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.


IDEX Mutual Funds                                             Annual Report 2003

                        IDEX Alger Aggressive Growth 10

IDEX Alger Aggressive Growth

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2003, are as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 216,384
  U.S. Government                                            -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                  221,536
  U.S. Government                                            -

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Shares of beneficial interest, unlimited
       shares authorized                          $ (1,505)
     Accumulated net investment income (loss)        1,505
     Accumulated net realized gain (loss) from
       investment securities                             -

The tax basis components of distributable earnings as of October 31, 2003, are as follows:

     Undistributed Ordinary Income                  $         -
                                                    ===========
     Undistributed Long-term Capital Gains          $         -
                                                    ===========
     Capital Loss Carryforward                      $  (134,887)
                                                    ===========
     Net Unrealized Appreciation (Depreciation)     $    16,778
                                                    ===========

The capital loss carryforward utilized as of October 31, 2003 was $4,496. The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

 Capital Loss
 Carryforward          Available through
--------------         ------------------
$     85,926           October 31, 2009
      48,961           October 31, 2010

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2003, are as follows:

     Federal Tax Cost Basis                         $ 130,906
                                                    =========
     Unrealized Appreciation                        $ 18,008
     Unrealized (Depreciation)                        (1,230)
                                                    ---------
     Net Unrealized Appreciation (Depreciation)     $ 16,778
                                                    =========


IDEX Mutual Funds                                             Annual Report 2003

                        IDEX Alger Aggressive Growth 11

--------------------------------------------------------------------------------

              Report of Independent Certified Public Accountants

To the Board of Trustees and Shareholders of IDEX Alger Aggressive Growth

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of IDEX Alger Aggressive Growth (the "Fund") (one of the portfolios constituting the IDEX Mutual Funds) at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
December 18, 2003


IDEX Mutual Funds                                             Annual Report 2003

                        IDEX Alger Aggressive Growth 12

IDEX American Century Income & Growth

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

The economic recovery strengthened during the year ended October 31, 2003. Manufacturing activity increased, productivity surged, corporate profits bounced back, and investors saw the first signs of the long-awaited return of business spending and hiring. The Federal Reserve Board helped the recovery along by cutting interest rates to a 42-year low of 1.00%, as low inflation gave the central bank more time to stimulate the economy. Congress also did its part to help the economy by passing another round of tax cuts and rebates. As a result, consumer spending continued to support the economy. Mortgage refinancing and real wage gains helped buoy spending, despite high levels of consumer debt.

Stocks dipped leading up to the war in Iraq, but bounced back when profits and confidence improved. Small and medium-sized companies outpaced large-cap stocks. Among large-company stocks, cheaper, value-oriented stocks outpaced stocks geared for growth, but both categories performed well.

PERFORMANCE

For the year ended October 31, 2003, IDEX American Century Income & Growth returned 20.40%. By comparison its benchmark, the Standard and Poor's 500 Composite Stock Index ("S&P 500") returned 20.79%. Stock selection in the consumer cyclical, energy, and financial sectors enhanced the portfolio's performance, while the portfolio's risk controls helped it stay in balance with the S&P 500. The main detractor from the relative performance was stock selection in the consumer services sector.

STRATEGY REVIEW

Consumer cyclicals advanced, as tax cuts helped boost consumer spending. The portfolio's overweight positions in several home-building stocks helped performance most in that sector. In addition, solid stock selection among department stores and automakers helped the portfolio's performance. Overall, stock picks in the consumer cyclicals sector boosted relative performance more than any other sector of the market.

Unfortunately, our successful stock picking in the consumer cyclicals sector did not transfer to consumer services. In the services sector, one of the portfolio's biggest holdings tumbled when it cut its dividend and restructured its business. That burdened the portfolio's performance more than any other sector. Fortunately, solid stock selection in other sectors offset the negative impact.

Technology stocks led the rally, as investors reacted to better business spending and solid technology profits. Technology stocks were one of the biggest drivers of the portfolio's positive, absolute return. On a relative basis, the portfolio performed well in the semiconductor industry, but less exposure to the highest-priced technology shares in other industries detracted somewhat.

Energy stocks continued to benefit from relatively high oil prices, but lagged the overall market. The portfolio's energy stocks performed slightly better than the benchmark's energy weighting. That's because solid stock selection in the refining and energy reserves and production industries more than offset the negative impact of the portfolio's modest overweight in the sector.

Financial stocks rallied, as the stock market rebounded and interest rates remained relatively low. Holdings in the property and casualty industry and an overweight position in a credit-card company also helped the portfolio's performance.

/s/ John Schniedwind

John Schniedwind

/s/ Kurt Borgwardt

Kurt Borgwardt
Co-Fund Managers
American Century Investment Management, Inc.


IDEX Mutual Funds                                             Annual Report 2003

                    IDEX American Century Income & Growth 1

IDEX American Century Income & Growth

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Growth of $10,000
Inception of 3/1/00 through 10/31/03
Investment less sales charges - $9,452

[The following table was depicted as a mountain chart in the printed material.]

       DATE                  Class A                S&P 500
------------------      ------------------     -----------------
       3/1/2000               9,452                  10,000
      3/31/2000              10,229                  10,978
      6/30/2000              10,030                  10,687
      9/30/2000              10,016                  10,583
     12/31/2000               9,869                   9,756
      3/31/2001               9,055                   8,600
      6/30/2001               9,314                   9,103
      9/30/2001               8,146                   7,767
     12/31/2001               8,943                   8,597
      3/31/2002               9,079                   8,621
      6/30/2002               8,034                   7,466
      9/30/2002               6,635                   6,177
     12/31/2002               7,174                   6,698
      3/31/2003               6,891                   6,486
      6/30/2003               7,997                   7,485
      9/30/2003               8,139                   7,683
     10/31/2003               8,592                   8,117

Average Annual Total Return for Periods Ended 10/31/03
--------------------------------------------------------------------------------

                                    From       Inception
                     1 year      Inception       Date
--------------------------------------------------------
Class A (NAV)         20.40%        -2.57%       3/1/00
Class A (POP)         13.78%        -4.06%       3/1/00
S&P 500(1)            20.79%        -5.53%       3/1/00
--------------------------------------------------------
Class B (NAV)         19.70%        -3.21%       3/1/00
Class B (POP)         14.70%        -3.74%       3/1/00
--------------------------------------------------------
Class C (NAV)         19.70%        -3.21%       3/1/00
--------------------------------------------------------
Class L (NAV)             -         21.17%     11/11/02
Class L (POP)             -         19.17%     11/11/02
--------------------------------------------------------
Class M (NAV)         19.78%        -3.12%       3/1/00
Class M (POP)         17.59%        -3.39%       3/1/00
--------------------------------------------------------

NOTES

(1) The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
    Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares, (2% in the 1st year and 1% in the 2nd year) for Class L shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Class C and M shares are not available to new investors.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.


IDEX Mutual Funds                                             Annual Report 2003

                    IDEX American Century Income & Growth 2

IDEX American Century Income & Growth

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts except share amounts in thousands)

                                                      Shares               Value
-------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.3%)
Automotive (0.1%)
  Ford Motor Company Capital Trust II                  1,092              $     51
Computer & Office Equipment (0.2%)
  Xerox Corporation                                      507                    53
                                                                          --------
Total Convertible Preferred Stocks (cost: $114)                                104
                                                                          --------
PREFERRED STOCKS (0.1%)
Automotive (0.1%)
  General Motors Corporation                           1,300                    30
                                                                          --------
Total Preferred Stocks (cost: $36)                                              30
                                                                          --------
COMMON STOCKS (98.8%)
Aerospace (0.3%)
  Lockheed Martin Corporation                          1,061                    49
  United Technologies Corporation                        743                    63
Air Transportation (0.4%)
  Delta Air Lines, Inc. (b)                              867                    11
  FedEx Corporation                                    1,012                    77
  Southwest Airlines Co. (b)                           3,149                    61
Amusement & Recreation Services (0.6%)
  Disney (Walt) Company (The)                          7,326                   166
  Harrah's Entertainment, Inc.                         1,229                    53
Apparel & Accessory Stores (0.3%)
  Claire's Stores, Inc.                                  922                    36
  Gap, Inc. (The)                                      3,569                    68
Automotive (2.5%)
  Delphi Corporation                                   8,733                    78
  Ford Motor Company                                  54,773                   663
  General Motors Corporation                           3,098                   132
  Honeywell International Inc.                           358                    11
Automotive Dealers & Service Stations (0.0%)
  Advance Auto Parts, Inc. (a)                           121                     9
Beverages (0.2%)
  PepsiCo, Inc.                                        1,364                    65
Business Services (1.1%)
  CheckFree Holdings Corporation (a)                   1,073                    30
  Rent-A-Center, Inc. (a)                              5,708                   178
  Viad Corp                                            6,793                   170
Chemicals & Allied Products (4.8%)
  Cytec Industries Inc. (a)                              369                    13
  Monsanto Company                                    21,235                   532
  Procter & Gamble Company (The)                       8,699                   855
  RPM, Inc.                                            2,500                    36
  Sherwin-Williams Company (The)                       7,664                   257
Commercial Banks (13.5%)
  Bank of America Corporation                         18,975              $  1,437
  Bank One Corporation (b)                               560                    24
  Citigroup Inc.                                      25,091                 1,189
  First Tennessee National Corporation                 1,434                    65
  FleetBoston Financial Corporation                    3,004                   121
  MBNA Corporation                                     1,293                    32
  Morgan Chase & Co. (J.P.) (b)                       20,047                   720
  National City Corporation                            1,750                    57
  PNC Financial Services Group, Inc. (The)             2,415                   129
  U.S. Bancorp                                        12,390                   337
  UnionBanCal Corporation                              3,299                   179
  Wachovia Corporation                                 5,085                   233
  Wells Fargo & Company                                4,796                   270
Communication (1.1%)
  PanAmSat Corporation (a)                             5,156                   107
  Viacom, Inc.-Class B                                 6,827                   272
Communications Equipment (0.5%)
  QUALCOMM Incorporated                                2,664                   127
  Scientific-Atlanta, Inc. (b)                         1,160                    34
Computer & Data Processing Services (4.6%)
  Computer Associates International, Inc.                292                     7
  Computer Sciences Corporation (a)(b)                 1,743                    69
  Convergys Corporation (a)(b)                         4,472                    72
  EarthLink, Inc. (a)                                  2,963                    27
  Electronic Arts Inc. (a)                               162                    16
  Electronic Data Systems Corporation (b)              6,716                   144
  Intuit Inc. (a)                                        877                    44
  Microsoft Corporation                               34,246                   896
  Oracle Corporation (a)                               9,467                   113
  Take-Two Interactive Software, Inc. (a)              1,460                    58
  United Online, Inc. (a)(b)                           1,812                    52
  VeriSign, Inc. (a)                                   8,251                   131
Computer & Office Equipment (4.7%)
  Cisco Systems, Inc. (a)                             14,438                   303
  Dell Computer Corporation (a)                        2,934                   106
  Hewlett-Packard Company                             19,017                   424
  Imation Corp.                                          153                     5
  International Business Machines
    Corporation                                        5,538                   496
  Storage Technology Corporation (a)                   1,237                    30
  Western Digital Corporation (a)                      9,797                   132
  Xerox Corporation (a)(b)                            14,427                   151
Construction (1.6%)
  KB Home                                              2,933                   201
  NVR, Inc. (a)                                          747                   366


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                     IDEX American Century Income & Growth 3

IDEX American Century Income & Growth

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                       Shares               Value
-------------------------------------------------------------------------------------
Department Stores (3.4%)
  Federated Department Stores, Inc.                    20,525              $    976
  May Department Stores Company (The)                   7,610                   213
Electric Services (2.4%)
  Edison International (a)                             22,744                   448
  Entergy Corporation                                   2,330                   126
  FPL Group, Inc.                                       1,125                    72
  Great Plains Energy Incorporated (b)                  5,742                   183
  OGE Energy Corp.                                      1,146                    26
Electric, Gas & Sanitary Services (1.5%)
  Exelon Corporation                                    6,316                   401
  Sempra Energy                                         2,569                    71
  UGI Corporation                                       1,693                    52
Electrical Goods (0.9%)
  Arrow Electronics, Inc. (a)                           5,775                   123
  Avnet, Inc. (a)                                       9,661                   187
Electronic & Other Electric Equipment (2.2%)
  Eaton Corporation                                       365                    37
  Energizer Holdings, Inc. (a)                            479                    18
  General Electric Company                             18,946                   550
  Whirlpool Corp.                                       2,159                   152
Electronic Components & Accessories (4.7%)
  Benchmark Electronics, Inc. (a)(b)                    1,719                    84
  ESS Technology, Inc. (a)                              1,925                    27
  Intel Corporation                                    39,488                 1,305
  Sanmina Corporation (a)(b)                            7,108                    75
  Texas Instruments Incorporated                        1,335                    39
  Tyco International Ltd. (b)                           5,946                   124
Fabricated Metal Products (0.7%)
  Fortune Brands, Inc.                                  3,922                   256
Food & Kindred Products (2.6%)
  Altria Group, Inc. (b)(d)                            13,382                   621
  Archer Daniels Midland Co.                            2,649                    38
  ConAgra Foods, Inc.                                   6,524                   156
  Sara Lee Corporation                                  4,252                    85
Gas Production & Distribution (0.7%)
  ONEOK, Inc.                                          11,752                   234
Health Services (0.2%)
  LabOne, Inc.                                          2,719                    54
Holding & Other Investment Offices (0.6%)
  CBL & Associates Properties, Inc.                     1,278                    68
  Equity Office Properties Trust                        2,383                    67
  General Growth Properties, Inc.                         471                    36
  Simon Property Group, Inc.                              771                    35
Industrial Machinery & Equipment (0.1%)
  Briggs & Stratton Corporation                           383                    25
Instruments & Related Products (1.3%)
  Eastman Kodak Company                                19,002              $    464
Insurance (5.0%)
  Allstate Corporation (The)                            5,030                   199
  American International Group, Inc.                      235                    14
  Fidelity National Financial, Inc. (b)                13,254                   410
  First American Corporation (The)                     11,806                   338
  Health Net Inc. (a)(b)                                5,803                   183
  Humana Inc. (a)                                       8,264                   168
  PacifiCare Health Systems, Inc. (a)                   1,631                    97
  Principal Financial Group, Inc.                       2,954                    93
  W.R. Berkley Corporation                              6,024                   207
  XL Capital Ltd.-Class A (b)                             509                    35
Life Insurance (1.4%)
  AmerUs Group Co.                                      5,217                   197
  John Hancock Financial Services, Inc.                 3,562                   126
  Protective Life Corporation                           4,675                   152
Lumber & Other Building Materials (0.1%)
  Home Depot, Inc. (The)                                  691                    26
Lumber & Wood Products (0.7%)
  Louisiana-Pacific Corporation (a)                     1,627                    31
  Rayonier, Inc.                                        5,363                   226
Mining (0.0%)
  Consol Energy Inc. (b)                                  351                     8
Motion Pictures (2.5%)
  Blockbuster Inc.-Class A                              5,471                   105
  Fox Entertainment Group, Inc.-Class A (a)               898                    25
  Netflix, Inc. (a)                                       362                    21
  Regal Entertainment Group-Class A (b)                 9,382                   192
  Time Warner Inc. (a)                                 36,131                   552
Oil & Gas Extraction (1.4%)
  ConocoPhillips                                        2,286                   131
  Occidental Petroleum Corporation                      8,235                   290
  Schlumberger Limited                                  1,255                    59
Paper & Allied Products (0.3%)
  Bemis Company, Inc.                                   2,159                   100
Paper & Paper Products (0.3%)
  United Stationers Inc. (a)                            2,989                   111
Personal Credit Institutions (0.1%)
  Capital One Financial Corporation                       862                    52
Personal Services (0.7%)
  Block (H&R), Inc.                                     3,379                   159
  Cendant Corporation (a)                               3,447                    70
Petroleum Refining (7.8%)
  Amerada Hess Corporation (b)                          3,411                   176
  ChevronTexaco Corporation                             9,297                   691


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                     IDEX American Century Income & Growth 4

IDEX American Century Income & Growth

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                        Shares               Value
-------------------------------------------------------------------------------------
Petroleum Refining (continued)
  Exxon Mobil Corporation                               16,839              $    615
  Marathon Oil Corporation                              25,110                   743
  Sunoco, Inc.                                          11,635                   509
Pharmaceuticals (8.4%)
  Abbott Laboratories                                    2,369                   101
  Amgen Inc. (a)                                         5,645                   349
  Bristol-Myers Squibb Co.                              17,940                   455
  Endo Pharmaceutical Holdings Inc. (a)                  1,243                    20
  ICN Pharmaceuticals, Inc. (b)                          1,419                    27
  Johnson & Johnson                                     10,238                   515
  King Pharmaceuticals, Inc. (a)                         1,885                    25
  McKesson HBOC, Inc.                                    6,662                   202
  Merck & Co., Inc.                                     13,451                   595
  Pfizer Inc.                                           22,477                   710
Primary Metal Industries (0.0%)
  Engelhard Corporation                                    244                     7
Radio, Television & Computer Stores (0.1%)
  RadioShack Corporation                                   802                    24
Railroads (0.4%)
  Burlington Northern Santa Fe
    Corporation                                          1,222                    35
  CSX Corporation                                          735                    23
  Norfolk Southern Corporation                           1,332                    27
  Union Pacific Corporation                                878                    55
Retail Trade (0.3%)
  Barnes & Noble, Inc. (a)                               3,486                   104
Rubber & Misc. Plastic Products (0.2%)
  Carlisle Companies Incorporated                        1,201                    69
Savings Institutions (1.0%)
  Flagstar Bancorp, Inc.                                 1,165                    26
  Washington Mutual, Inc.                                7,105                   311
Security & Commodity Brokers (1.6%)
  American Express Company                                 621                    29
  E*TRADE Group, Inc. (a)                                1,173                    12
  Lehman Brothers Holdings Inc.                            105                     8
  Merrill Lynch & Co., Inc.                              5,278                   312
  Morgan Stanley                                         3,933                   216
Telecommunications (6.3%)
  ALLTEL Corporation                                     5,534                   262
  AT&T Corp. (b)                                         2,785                    52
  BellSouth Corporation                                 12,933                   340
  Nextel Communications, Inc.-Class A (a)(b)            12,298                   298
  SBC Communications Inc.                               13,927                   334
  Sprint Corporation (FON Group)                        22,488                   360
  Verizon Communications, Inc.                          16,875                   567
Transportation Equipment (0.1%)
  General Dynamics Corporation                              83              $      7
  United Defense Industries, Inc. (a)                      752                    24
Trucking & Warehousing (0.8%)
  United Parcel Service, Inc.-Class B (b)                3,868                   281
U.S. Government Agencies (0.9%)
  Fannie Mae                                             4,364                   313
Wholesale Trade Durable Goods (0.3%)
  Fisher Scientific International Inc. (a)(b)            3,023                   122
Wholesale Trade Nondurable Goods (0.6%)
  SUPERVALU INC.                                         7,809                   197
                                                                            --------
Total Common Stocks (cost: $32,615)                                           34,742
                                                                            --------

                                             Principal       Value
------------------------------------------------------------------------
SECURITY LENDING COLLATERAL (11.2%)
Debt (9.8%)
Bank Notes (1.2%)
  Canadian Imperial Bank of Commerce
    1.12%, due 11/04/2003                      $ 171      $    171
  Fleet National Bank
    1.06%, due 01/21/2004                        239           239
Euro Dollar Terms (5.5%)
  Bank of Montreal
    1.03%, due 11/13/2003                        137           137
    1.04%, due 11/14/2003                        120           120
  Bank of Nova Scotia (The)
    1.06%, due 11/12/2003                         69            69
  Bank of Scotland
    1.04%, due 11/14/2003                        137           137
  Citigroup Inc.
    1.08%, due 01/05/2004                        206           206
  Credit Agricole Indosuez
    1.08%, due 01/06/2004                        151           151
  Den Danske Bank
    1.04%, due 11/10/2003                         69            69
    1.08%, due 01/20/2004                        206           206
  Royal Bank of Canada
    1.04%, due 11/24/2003                        171           171
    1.06%, due 12/08/2003                         69            69
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/15/2004                        206           206
  SouthTrust Bank
    1.08%, due 01/16/2004                        206           206
  Wells Fargo & Company
    1.04%, due 11/20/2003                        206           206
Promissory Notes (0.7%)
  Goldman Sachs Group, Inc. (The)
    1.15%, due 11/03/2003                        240           240


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                     IDEX American Century Income & Growth 5

IDEX American Century Income & Growth

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                Principal       Value
------------------------------------------------------------------------
Repurchase Agreements (2.4%) (c)
  Goldman Sachs Group, Inc. (The)
    1.10% Repurchase Agreement dated
    10/31/2003 to be repurchased at $69 on
    11/03/2003                                  $     69      $     69
  Merrill Lynch & Co., Inc.
    1.10% Repurchase Agreement dated
    10/31/2003 to be repurchased at $788
    on 11/03/2003                                    788           788

                                                 Shares         Value
------------------------------------------------------------------------
Investment Companies (1.4%)
Money Market Funds (1.4%)
  Merrimac Cash Series Fund-
    Premium Class
    1-day yield of 0.97%                         480,049      $    480
                                                              --------
Total Security Lending Collateral (cost: $3,940)                 3,940
                                                              --------
Total Investment Securities (cost: $36,705)                   $ 38,816
                                                              ========
SUMMARY:
  Investments, at value                          110.4%       $ 38,816
  Liabilities in excess of other assets          (10.4)%        (3,668)
                                                 -----        --------
  Net assets                                     100.0%       $ 35,148
                                                 =====        ========

FUTURES CONTRACTS:
-----------------------------------------------------------------
                                                   Net Unrealized
                             Settlement             Appreciation
                 Contracts      Date      Amount   (Depreciation)
-----------------------------------------------------------------
S&P 500 Index        1      12/18/2003    $ 256         $ 6

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

(b) At October 31, 2003, all or a portion of this security is on loan (see Note
    1). The value at October 31, 2003, of all securities on loan is $3,798.

(c) Cash collateral for the Repurchase Agreements, valued at $874, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%-10.18% and 06/01/2004-12/31/2049, respectively.

(d) At October 31, 2003, all or a portion of this security is segregated with the custodian to cover margin requirements for open futures contracts. The value of all securities segregated at October 31, 2003, is $140.


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                    IDEX American Century Income & Growth 6

IDEX American Century Income & Growth

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $36,705)
     (including $3,798 of securities loaned)                     $ 38,816
  Cash                                                                424
  Receivables:
     Investment securities sold                                        52
     Shares of beneficial interest sold                               116
     Dividends                                                         70
  Other                                                                 5
                                                                 --------
                                                                   39,483
                                                                 --------
Liabilities:
  Investment securities purchased                                      59
  Accounts payable and accrued liabilities:
     Shares of beneficial interest redeemed                           187
     Management and advisory fees                                      23
     Distribution fees                                                 24
     Transfer agent fees                                               51
  Payable for securities on loan                                    3,940
  Other                                                                51
                                                                 --------
                                                                    4,335
                                                                 --------
Net Assets                                                       $ 35,148
                                                                 ========
Net Assets Consist of:
  Shares of beneficial interest, unlimited shares authorized     $ 40,648
  Undistributed net investment income (loss)                           15
  Accumulated net realized gain (loss) from investment
     securities and futures contracts                              (7,632)
  Net unrealized appreciation (depreciation) on:
     Investment securities                                          2,111
     Futures contracts                                                  6
                                                                 --------
Net Assets                                                       $ 35,148
                                                                 ========
Shares Outstanding:
  Class A                                                             989
  Class B                                                           1,945
  Class C                                                             620
  Class L                                                             139
  Class M                                                             246
Net Asset Value Per Share:
  Class A                                                        $   9.09
  Class B                                                            8.87
  Class C                                                            8.87
  Class L                                                            8.87
  Class M                                                            8.90
Maximum Offering Price Per Share (a):
  Class A                                                        $   9.62
  Class M                                                            8.99

(a) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, and L shares represents offering price. The redemption price for Classes B, L, and M shares equals net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the year ended October 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                             $     1
  Dividends                                                692
  Income from loaned securities-net                          3
                                                       -------
                                                           696
                                                       -------
Expenses:
  Management and advisory fees                             265
  Transfer agent fees                                      178
  Printing and shareholder reports                          40
  Custody fees                                              48
  Administration fees                                       31
  Legal fees                                                 2
  Auditing and accounting fees                              18
  Trustees fees                                              2
  Registration fees                                         62
  Other                                                      2
  Distribution and service fees:
     Class A                                                28
     Class B                                               145
     Class C                                                44
     Class L                                                 3
     Class M                                                19
                                                       -------
  Total expenses                                           887
  Less:
     Advisory fee waiver                                  (207)
                                                       -------
  Net expenses                                             680
                                                       -------
Net Investment Income (Loss)                                16
                                                       -------
Net Realized Gain (Loss) from:
  Investment securities                                 (2,351)
  Futures contracts                                         44
                                                       -------
                                                        (2,307)
                                                       -------
Net Increase (Decrease) in Unrealized Appreciation
  (Depreciation) on:
  Investment securities                                  7,565
  Futures contracts                                          6
                                                       -------
                                                         7,571
                                                       -------
Net Gain (Loss) on Investment Securities and Futures
  Contracts                                              5,264
                                                       -------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                           $ 5,280
                                                       =======


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                    IDEX American Century Income & Growth 7

IDEX American Century Income & Growth

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                                October 31,  October 31,
                                                   2003         2002
                                                -----------  -----------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                   $     16     $   (134)
  Net realized gain (loss) from investment
     securities and futures contracts              (2,307)      (3,697)
  Net unrealized appreciation
     (depreciation) on investment
     securities and futures contracts               7,571       (3,257)
                                                 --------     --------
                                                    5,280       (7,088)
                                                 --------     --------
Distributions to Shareholders:
  From net investment income:
     Class A                                            -            -
     Class B                                            -            -
     Class C                                            -            -
     Class L                                            -            -
     Class M                                            -            -
                                                 --------     --------
                                                        -            -
                                                 --------     --------
  From net realized gains:
     Class A                                            -            -
     Class B                                            -            -
     Class C                                            -            -
     Class L                                            -            -
     Class M                                            -            -
                                                 --------     --------
                                                        -            -
                                                 --------     --------
Capital Share Transactions:
  Proceeds from shares sold:
     Class A                                        3,664       13,320
     Class B                                        4,673       12,717
     Class C                                        1,954        3,660
     Class L                                        1,169            -
     Class M                                          333        1,945
                                                 --------     --------
                                                   11,793       31,642
                                                 --------     --------
  Dividends and distributions reinvested:
     Class A                                            -            -
     Class B                                            -            -
     Class C                                            -            -
     Class L                                            -            -
     Class M                                            -            -
                                                 --------     --------
                                                        -            -
                                                 --------     --------
  Cost of shares redeemed:
     Class A                                       (4,031)      (8,387)
     Class B                                       (4,466)      (6,476)
     Class C                                       (1,462)      (2,502)
     Class L                                          (17)           -
     Class M                                       (1,030)      (1,009)
                                                 --------     --------
                                                  (11,006)     (18,374)
                                                 --------     --------
                                                      787       13,268
                                                 --------     --------
Net increase (decrease) in net assets               6,067        6,180
                                                 --------     --------
Net Assets:
  Beginning of year                                29,081       22,901
                                                 --------     --------
  End of year                                    $ 35,148     $ 29,081
                                                 ========     ========
Undistributed Net Investment Income (Loss)       $     15     $      -
                                                 ========     ========
Share Activity:
  Shares issued:
     Class A                                          445        1,467
     Class B                                          576        1,404
     Class C                                          243          407
     Class L                                          141            -
     Class M                                           42          215
                                                 --------     --------
                                                    1,447        3,493
                                                 --------     --------
  Shares issued-reinvested from distributions:
     Class A                                            -            -
     Class B                                            -            -
     Class C                                            -            -
     Class L                                            -            -
     Class M                                            -            -
                                                 --------     --------
                                                        -            -
                                                 --------     --------
  Shares redeemed:
     Class A                                         (503)      (1,009)
     Class B                                         (580)        (792)
     Class C                                         (193)        (295)
     Class L                                           (2)           -
     Class M                                         (134)        (120)
                                                 --------     --------
                                                   (1,412)      (2,216)
                                                 --------     --------
Net increase (decrease) in shares
  outstanding                                          35        1,277
                                                 ========     ========


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                    IDEX American Century Income & Growth 8

IDEX American Century Income & Growth

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                          For a share of beneficial interest outstanding throughout each period
                         ----------------------------------------------------------------------------------------------------------
                                                 Investment Operations                      Distributions
                                      -----------------------------------------  --------------------------------------
                          Net Asset                                                                                       Net Asset
            For the         Value,         Net        Net Realized                 From Net    From Net                     Value,
            Period        Beginning     Investment   and Unrealized      Total    Investment   Realized       Total          End
         Ended (d)(g)     of Period   Income (Loss)    Gain (Loss)    Operations    Income       Gains    Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Class A   10/31/2003       $  7.55      $   0.04        $   1.50       $   1.54       $ -         $ -          $ -        $  9.09
          10/31/2002          8.79          0.01           (1.25)         (1.24)        -           -            -           7.55
          10/31/2001         10.83         (0.03)          (2.01)         (2.04)        -           -            -           8.79
          10/31/2000         10.00             -            0.83           0.83         -           -            -          10.83
-----------------------------------------------------------------------------------------------------------------------------------
Class B   10/31/2003          7.41         (0.01)           1.47           1.46         -           -            -           8.87
          10/31/2002          8.69         (0.05)          (1.23)         (1.28)        -           -            -           7.41
          10/31/2001         10.79         (0.10)          (2.00)         (2.10)        -           -            -           8.69
          10/31/2000         10.00         (0.04)           0.83           0.79         -           -            -          10.79
-----------------------------------------------------------------------------------------------------------------------------------
Class C   10/31/2003          7.41         (0.01)           1.47           1.46         -           -            -           8.87
          10/31/2002          8.69         (0.05)          (1.23)         (1.28)        -           -            -           7.41
          10/31/2001         10.79         (0.08)          (2.02)         (2.10)        -           -            -           8.69
          10/31/2000         10.00         (0.04)           0.83           0.79         -           -            -          10.79
-----------------------------------------------------------------------------------------------------------------------------------
Class L   10/31/2003          7.32         (0.01)           1.56           1.55         -           -            -           8.87
-----------------------------------------------------------------------------------------------------------------------------------
Class M   10/31/2003          7.43             -            1.47           1.47         -           -            -           8.90
          10/31/2002          8.71         (0.04)          (1.24)         (1.28)        -           -            -           7.43
          10/31/2001         10.79         (0.09)          (1.99)         (2.08)        -           -            -           8.71
          10/31/2000         10.00         (0.04)           0.83           0.79         -           -            -          10.79
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                        -----------------------------------------------------------------------
                                                           Ratio of Expenses
                                         Net Assets,           to Average          Net Investment
             For the                        End of           Net Assets (a)         Income (Loss)     Portfolio
             Period          Total          Period      -----------------------      to Average       Turnover
            Ended (g)     Return (c)       (000's)       Net (e)     Total (f)     Net Assets (a)     Rate (b)
---------------------------------------------------------------------------------------------------------------
Class A   10/31/2003         20.40%        $ 8,988         1.85%        2.56%            0.53%            76%
          10/31/2002        (14.15)          7,908         1.80         2.43             0.09            161
          10/31/2001        (18.80)          5,183         1.55         2.49            (0.28)           113
          10/31/2000          8.30           2,974         1.55         6.85            (0.42)           111
---------------------------------------------------------------------------------------------------------------
Class B   10/31/2003         19.70          17,245         2.50         3.21            (0.12)            76
          10/31/2002        (14.76)         14,446         2.45         3.08            (0.56)           161
          10/31/2001        (19.41)         11,623         2.20         3.14            (0.93)           113
          10/31/2000          7.86           3,635         2.20         7.50            (1.07)           111
---------------------------------------------------------------------------------------------------------------
Class C   10/31/2003         19.70           5,498         2.50         3.21            (0.12)            76
          10/31/2002        (14.76)          4,223         2.45         3.08            (0.56)           161
          10/31/2001        (19.41)          3,985         2.20         3.14            (0.93)           113
          10/31/2000          7.86           2,077         2.20         7.50            (1.07)           111
---------------------------------------------------------------------------------------------------------------
Class L   10/31/2003         21.17           1,230         2.50         3.21            (0.12)            76
---------------------------------------------------------------------------------------------------------------
Class M   10/31/2003         19.78           2,187         2.40         3.11            (0.02)            76
          10/31/2002        (14.68)          2,504         2.35         2.98            (0.46)           161
          10/31/2001        (19.32)          2,110         2.10         3.04            (0.83)           113
          10/31/2000          7.93             741         2.10         7.40            (0.97)           111
---------------------------------------------------------------------------------------------------------------

The notes to the financial statements are an integral part of this report.


IDEX Mutual Funds                                             Annual Report 2003

                    IDEX American Century Income & Growth 9

IDEX American Century Income & Growth

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)

NOTES TO FINANCIAL HIGHLIGHTS

(a) Annualized.

(b) Not annualized for periods of less than one year.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ended 10/31/2001, 10/31/2002, and 10/31/2003.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) IDEX American Century Income & Growth ("the Fund") commenced operations on March 1, 2000. The inception date for the Fund's offering of share Class L was November 11, 2002.


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                    IDEX American Century Income & Growth 10

IDEX American Century Income & Growth

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At October 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

IDEX Mutual Funds is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX American Century Income & Growth ("the Fund"), part of IDEX Mutual Funds, began operations on March 1, 2000.

On March 1, 2002, IDEX GE U.S. Equity acquired all the net assets of IDEX American Century Income & Growth pursuant to a plan of reorganization approved by shareholders of IDEX American Century Income & Growth on February 22, 2002. The acquisition was accomplished by a tax-free exchange of 1,150 shares of IDEX American Century Income & Growth (valued at $11,600) for the 1,251 shares of IDEX GE U.S. Equity outstanding on February 28, 2002. IDEX American Century Income & Growth net assets at that date ($11,600) including $145 of unrealized depreciation, were combined with those of IDEX GE U.S. Equity. The aggregate net assets of IDEX GE U.S. Equity and IDEX American Century Income & Growth immediately before the acquisition were $26,183 and $11,600, respectively. Immediately following the merger, IDEX GE U.S. Equity was renamed IDEX American Century Income & Growth.

                                                Shares       Amount
                                               ----------------------
Proceeds in connection with the acquisition
Class A                                           363        $ 3,678
Class B                                           581          5,853
Class C                                           111          1,115
Class M                                            95            954
                                                             -------
                                                             $11,600
                                                             =======

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers five classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. Effective November 11, 2002, Class C and M shares were closed to new investors. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Trustees and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2003, was paying an interest rate of 0.75%.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $1 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are included in Investment securities at value on the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all


IDEX Mutual Funds                                             Annual Report 2003

                    IDEX American Century Income & Growth 11

IDEX American Century Income & Growth

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates. Since the Fund invests primarily in real estate related securities, the value of its shares may fluctuate more widely than the value of shares of a fund that invests in a broad range of industries.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Futures contracts: The Fund may enter into futures contracts to manage exposure to market, interest rate or currency fluctuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with futures contracts are imperfect correlation between the change in market value of the securities held and the prices of futures contracts; the possibility of an illiquid market and inability of the counterparty to meet the contract terms.

The underlying face amounts of any open futures contracts at October 31, 2003, are listed in the Schedule of Investments.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following stated break points:

    0.90% of the first $100 million of ANA
    0.85% of the next $150 million of ANA
    0.80% of ANA over $250 million

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    1.50% Expense Limit

If total fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

                    Advisory Fee       Available for
                       Waived        Recapture Through
                   --------------   ------------------
Fiscal Year 2003         207            10/31/2006

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The 12b-1 fee for the Fund is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Class A            0.35%
  Class B            1.00%
  Class C            1.00%
  Class L            1.00%
  Class M            0.90%

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, L, M and certain A share redemptions. For the year ended October 31, 2003, the underwriter commissions were as follows:

     Received by Underwriter      $ 43
     Retained by Underwriter         3
     Contingent Sales Charges       70


IDEX Mutual Funds                                             Annual Report 2003

                    IDEX American Century Income & Growth 12

IDEX American Century Income & Growth

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at a cost and is reimbursed monthly.

Transfer agent fees: The Fund incurs ATIS annual per-account charges (not in thousands) of $20.00 for each open shareholder account and $1.63 for each closed account maintained, and certain out of pocket expenses.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any IDEX Fund. At October 31, 2003, the value of invested plan amounts was $1. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2003, are as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 22,929
  U.S. Government                                         189
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                  21,718
  U.S. Government                                         551

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows. Dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year-end, and may differ from the estimated amounts.

     Shares of beneficial interest, unlimited
       shares authorized                               $ (2)
     Undistributed net investment income (loss)          (1)
     Accumulated net realized gain (loss) from
       investment securities                              3

The tax basis components of distributable earnings as of October 31, 2003, are as follows:

     Undistributed Ordinary Income                  $     17
                                                    ========
     Undistributed Long-term Capital Gains          $      -
                                                    ========
     Capital Loss Carryforward                      $ (6,692)
                                                    ========
     Net Unrealized Appreciation (Depreciation)     $  1,177
                                                    ========

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

 Capital Loss
 Carryforward          Available through
--------------         ------------------
$    856               October 31, 2009
     3,407             October 31, 2010
     2,429             October 31, 2011

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2003, are as follows:

     Federal Tax Cost Basis                         $ 37,639
                                                    ========
     Unrealized Appreciation                        $  3,315
     Unrealized (Depreciation)                        (2,138)
                                                    --------
     Net Unrealized Appreciation (Depreciation)     $  1,177
                                                    ========


IDEX Mutual Funds                                             Annual Report 2003

                    IDEX American Century Income & Growth 13

IDEX American Century Income & Growth

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

Supplemental Tax Information
(unaudited)

For dividends paid during the year ended October 31, 2003, the Fund designates qualified dividend income to the maximum extent allowable.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2003. Complete information will be computed and reported in conjunction with your 2003 Form 1099-DIV.


IDEX Mutual Funds                                             Annual Report 2003

                    IDEX American Century Income & Growth 14

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Trustees and Shareholders of IDEX American Century Income & Growth

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of IDEX American Century Income & Growth (the "Fund") (one of the portfolios constituting the IDEX Mutual Funds) at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
December 18, 2003


IDEX Mutual Funds                                             Annual Report 2003

                    IDEX American Century Income & Growth 15

IDEX American Century International

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

The period was marked by the anticipation and onset of war in Iraq, concern about the spread of a potentially fatal virus and Korean nuclear tensions, all of which restrained many of the world's markets in late 2002 and the first few months of 2003. But with the end of major combat in Iraq, and the SARS outbreak under control, markets in the U.S. and abroad rebounded during the second half of the period.

PERFORMANCE

For the year ended October 31, 2003, IDEX American Century International returned 14.71%. By comparison its benchmark, the Morgan Stanley Capital International EAFE Index, returned 27.57%.

STRATEGY REVIEW

Against this backdrop, IDEX American Century International's complement of financial holdings posted the period's largest contribution to the portfolio. The financial sector, the portfolio's biggest stake at the period's end, advanced mostly on the strength of banks, which represented the portfolio's heaviest average industry weighting. HBOS and The Royal Bank of Scotland Group, both in the United Kingdom, were among the top-contributing banks. Both gained on strong demand for mortgages and diminished concern about loan quality. Elsewhere in the sector, the financial services industry advanced, while property and casualty insurers declined. Overall, the sector underperformed the benchmark.

The portfolio's telecommunications stake registered the second-best performance, led by wireless companies. Some providers of mobile phone service are benefiting from higher average revenue per user and increasing use of mobile phones for data services. France Telecom and the United Kingdom's Vodafone Group were the top two contributors among wireless companies. The portfolio's overweight telecommunications sector outperformed the index.

The portfolio's investments in the technology sector rallied during the period, led by gains among holdings in the semiconductor and electrical equipment industries. Canon Inc., a top-10 holding, topped contributors in the semiconductor industry. The Japanese company advanced on strong sales of digital cameras. Alcatel, the French telecommunications-equipment maker, topped the portfolio's contributors in the electrical equipment industry.

The commercial services sector also contributed to the portfolio, led by Yahoo Japan Corporation ("Yahoo Japan") in the information services industry. Yahoo Japan advanced as business surged on its online auction site. Internet auction services have become the main engine of growth for Yahoo Japan since the company started charging fees to list products for sale through its Web site.

Only three sectors detracted from the portfolio, with the industrials sector registering the period's worst absolute performance. Although the sector's heavy machinery industry contributed to the portfolio, those gains were outweighed by declines among industrial parts holdings, with Tyco International Group SA accounting for most of the damage. We eliminated the position. The basic materials sector also detracted, with the forest products and paper industry registering the sector's worst performance. Consumer services retreated on weakness among publishers.

/s/ Henrik Strabo

Henrik Strabo

/s/ Mark S. Kopinski

Mark S. Kopinski
Co-Fund Managers
American Century Investment Management, Inc.


IDEX Mutual Funds                                             Annual Report 2003

                     IDEX American Century International 1

IDEX American Century International

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Growth of $10,000
Inception of 2/1/97 through 10/31/03
Investment less sales charges - $9,452

[The following table was depicted as a mountain chart in the printed material.]

       DATE                Class A          MSCI-EAFE
--------------------    ---------------  ----------------
      2/1/1997               9,452            10,000
     3/31/1997               9,588            10,205
     6/30/1997              10,692            11,538
     9/30/1997              10,777            11,464
    12/31/1997              10,055            10,573
     3/31/1998              11,594            12,137
     6/30/1998              11,667            12,274
     9/30/1998               9,690            10,537
    12/31/1998              11,182            12,723
     3/31/1999              11,333            12,909
     6/30/1999              11,510            13,246
     9/30/1999              11,799            13,837
    12/31/1999              14,635            16,197
     3/31/2000              15,045            16,189
     6/30/2000              14,853            15,557
     9/30/2000              13,125            14,311
    12/31/2000              12,893            13,936
     3/31/2001              11,135            12,033
     6/30/2001              11,230            11,929
     9/30/2001               9,369            10,264
    12/31/2001               9,584            10,981
     3/31/2002               9,504            11,043
     6/30/2002               9,272            10,829
     9/30/2002               7,442             8,698
    12/31/2002               7,663             9,261
     3/31/2003               6,924             8,509
     6/30/2003               8,038            10,173
     9/30/2003               8,291            11,006
    10/31/2003               8,853            11,693

Average Annual Total Return for Periods Ended 10/31/03
--------------------------------------------------------------------------------

                                                  From       Inception
                     1 year       5 years      Inception       Date
----------------------------------------------------------------------
Class A (NAV)         14.71%        -2.91%        -0.97%       2/1/97
Class A (POP)          8.41%        -4.01%        -1.79%       2/1/97
MSCI-EAFE(1)          27.57%         0.09%         2.35%       2/1/97
----------------------------------------------------------------------
Class B (NAV)         13.91%        -3.56%        -1.62%       2/1/97
Class B (POP)          8.91%        -3.76%        -1.62%       2/1/97
----------------------------------------------------------------------
Class C (NAV)         13.91%            -         -8.39%      11/1/99
----------------------------------------------------------------------
Class L (NAV)             -             -         14.41%     11/11/02
Class L (POP)             -             -         12.41%     11/11/02
----------------------------------------------------------------------
Class M (NAV)         14.14%        -3.46%        -1.52%       2/1/97
Class M (POP)         12.00%        -3.66%        -1.67%       2/1/97
----------------------------------------------------------------------

NOTES

(1) The Morgan Stanley Capital International - Europe, Asia, and Far East (MSCI-EAFE) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares, (2% in the 1st year and 1% in the 2nd year) for Class L shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Class C and M shares are not available to new investors.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.


IDEX Mutual Funds                                             Annual Report 2003

                     IDEX American Century International 2

IDEX American Century International

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts except share amounts in thousands)

                                                          Shares             Value
---------------------------------------------------------------------------------------
PREFERRED STOCKS (0.4%)
Germany (0.4%)
  Porsche AG                                                 1,630        $     800
                                                                          ---------
Total Preferred Stocks (cost: $732)                                             800
                                                                          ---------
COMMON STOCKS (95.5%)
Australia (0.5%)
  BHP Billiton Limited                                     114,984              955
Austria (0.9%)
  Erste Bank der oesterreichischen
    Sparkassen AG                                           15,328            1,696
Brazil (0.1%)
  Tele Norte Celular Participacoes
    SA-ADR (a)(b)                                           18,300              146
Canada (0.8%)
  Nortel Networks Corporation (a)(b)                       276,665            1,231
  Placer Dome Inc.-CUFS                                     10,066              150
China (1.5%)
  Huaneng Power International, Inc.                        694,000            1,081
  PetroChina Company Limited                             2,489,000              905
  SINOPEC Shanghai Petrochemical
    Company Limited                                      2,564,000              726
Denmark (0.4%)
  A. P. Moller-Maersk A/S                                       99              778
France (13.5%)
  Accor SA                                                  44,653            1,758
  Alcatel-Class A (a)(b)                                   123,601            1,632
  AXA                                                      102,648            1,947
  Credit Agricole SA-Rights Expires 11/07/2003              85,790               20
  Credit Agricole SA (b)                                   103,690            2,204
  France Telecom (a)                                       112,040            2,715
  Groupe Danone SA                                          12,582            1,900
  Groupe Wanadoo SA (a)                                    129,334              963
  LVMH Moet Hennessy Louis Vuitton SA                       30,604            2,117
  Publicis Groupe SA (b)                                    45,185            1,414
  Renault SA                                                23,453            1,553
  Sanofi-Synthelabo                                         25,716            1,593
  Societe Generale-Class A                                  48,867            3,633
  Television Francaise 1                                    43,258            1,299
Germany (8.4%)
  BASF AG                                                   10,647              489
  Commerzbank AG                                            10,300              204
  Deutsche Borse AG                                         35,864            1,997
  Deutsche Telekom AG (a)(b)                               121,163            1,910
  E.ON AG                                                   19,288              972
  METRO AG (b)                                              33,120            1,345
  Muenchener Rueckversicherungs-
    Gesellschaft AG
    Rights Expires 11/10/2003 (b)                            4,945               41
Germany (continued)
  Muenchener Rueckversicherungs-
    Gesellschaft AG (b)                                      5,045        $     602
  PUMA AG Rudolf Dassler Sport                               5,887              860
  SAP AG                                                    15,337            2,225
  Siemens AG-Registered Shares                              44,573            2,998
  T-Online International AG (a)                            132,825            1,720
Greece (0.1%)
  Public Power Corporation                                   4,800              103
Hong Kong (1.3%)
  Cheung Kong (Holdings) Limited                           109,000              909
  CNOOC Limited                                            313,000              590
  Sun Hung Kai Properties Limited                          105,000              889
Hungary (0.3%)
  Gedeon Richter Rt.                                         3,230              333
  OTP Bank Rt. (a)                                          20,620              253
Ireland (2.0%)
  Anglo Irish Bank Corporation PLC                          68,410              822
  CRH PLC (GBP)                                             78,924            1,421
  RyanAir Holdings PLC-ADR (a)(b)                           27,286            1,405
Israel (1.0%)
  Teva Pharmaceutical Industries
    Ltd.-ADR (b)                                            32,748            1,863
Italy (1.6%)
  Banco Popolare di Verona e Novara S.c.r.l.                79,749            1,230
  ENI-Ente Nazionale Idrocarburi                            28,513              454
  Marzotto SpA                                              89,687              817
  Pininfarina SpA                                           14,780              434
Japan (20.7%)
  Canon Inc.                                                58,409            2,829
  Denso Corporation                                         54,000            1,025
  Dentsu Inc.                                                  112              505
  East Japan Railway Company                                   189              857
  FANUC LTD                                                 37,000            2,228
  Fast Retailing Co., Ltd.                                  11,500              699
  Honda Motor Co., Ltd.                                     15,600              616
  Hoya Corporation                                          21,264            1,926
  KDDI Corporation                                             236            1,283
  Keyence Corporation                                        7,800            1,717
  Konica Corporation                                        88,000            1,158
  Marui Co., Ltd.                                          101,700            1,293
  Mitsubishi Corporation                                   267,000            2,775
  Mitsui Fudosan Co., Ltd.                                  88,000              820
  Murata Manufacturing Company, Ltd.                        28,000            1,593
  NEC Corporation                                           68,000              601
  Nissan Motor Co., Ltd.                                   351,845            3,946
  Nitto Denko Corporation                                   34,600            1,818
  NTT DoCoMo, Inc.                                             560            1,213


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                      IDEX American Century International 3

IDEX American Century International

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                          Shares             Value
---------------------------------------------------------------------------------------
Japan (continued)
  ORIX Corporation                                       14,800         $   1,246
  Pioneer Corporation                                    42,800             1,068
  Sharp Corporation                                      86,000             1,355
  Sony Corporation                                       37,700             1,315
  Tokyo Electron Limited                                 19,700             1,413
  Tokyu Corporation                                     211,000             1,047
  Trend Micro Incorporated (a)                           30,000               828
  Yahoo Japan Corporation (a)                                69             1,024
Mexico (0.6%)
  America Movil, SA de CV-Series L-ADR                   42,687             1,016
Netherlands (3.1%)
  Fox Kids Europe NV (a)                                 54,960               425
  ING Groep NV                                          135,234             2,810
  Koninklijke Philips Electronics NV-NY
    Registered Shares                                    64,418             1,729
  STMicroelectronics NV-NY Registered
    Shares                                               30,320               808
Russia (2.5%)
  Lukoil Oil Company-ADR (b)                              7,725               624
  Mobile TeleSystems OJSC-ADR                            16,599             1,286
  Savings Bank of the Russian Federation (a)              1,417               356
  Vimpel-Communications-ADR (a)(b)                       12,835               836
  YUKOS Oil Company (a)                                 138,646             1,553
South Africa (0.3%)
  MTN Group Limited (a)                                 134,680               487
South Korea (2.0%)
  Kookmin Bank                                           28,228             1,031
  LG Electronics, Inc.                                   23,070             1,195
  Samsung Electronics Co., Ltd.                           3,501             1,391
Spain (1.1%)
  Antena 3 Television, SA (a)                               317                10
  Gas Natural SDG, SA                                    13,836               266
  Repsol-YPF, SA                                         25,918               452
  Telefonica SA                                          99,847             1,243
Sweden (2.7%)
  Atlas Copco AB-A Shares                                26,620               937
  ForeningsSparbanken AB                                 28,312               473
  Skandia Insurance Company, Ltd.                       258,040               948
  Tele2 AB-B Shares (a)                                  22,646             1,141
  Volvo AB-B Shares                                      48,665             1,362
Switzerland (10.1%)
  ABB Ltd (a)(b)                                        139,629               822
  Adecco SA-Registered Shares                            38,464             2,272
  Alcon, Inc.                                            14,474               798
  Credit Suisse Group                                   114,926             4,054
  Julius Baer Holding Ltd.-Class B                        1,940               630
Switzerland (continued)
  Nestle SA-Registered Shares                             8,316         $   1,833
  Novartis AG                                            17,966               686
  Roche Holding AG                                       35,967             2,980
  Swiss Life Holding (a)                                  9,747             1,655
  UBS AG-Registered Shares                               46,276             2,845
Taiwan (0.3%)
  China Steel Corporation-GDR (a)                           680                11
  China Steel Corporation GDR-144A                       32,663               527
United Kingdom (17.8%)
  3i Group PLC                                           94,790               997
  Abbey National PLC                                    416,489             3,977
  Alliance & Leicester PLC                              136,324             2,052
  AMVESCAP PLC                                          146,662             1,161
  AstraZeneca PLC                                        57,383             2,696
  BOC Group PLC (The)                                    58,380               796
  BP PLC                                                356,891             2,478
  British Sky Broadcasting Group PLC (a)                135,561             1,472
  Exel PLC                                               86,418             1,112
  GlaxoSmithKline PLC                                    74,620             1,598
  Hays PLC                                              426,160               882
  HBOS PLC                                              180,957             2,105
  HSBC Holdings PLC                                      94,850             1,424
  Man Group PLC                                          56,376             1,386
  mmO2 PLC (a)                                          571,728               621
  Next PLC                                               54,870             1,099
  Reckitt Benckiser PLC                                  96,143             2,023
  Smith & Nephew PLC                                     81,015               644
  United Business Media PLC                              82,530               650
  Vodafone Group PLC                                    897,571             1,885
  WPP Group PLC                                         160,940             1,534
United States (1.9%)
  Comverse Technology, Inc. (a)(b)                       47,378               855
  iShares MSCI EAFE Index Fund (b)                       20,420             2,545
                                                                        ---------
Total Common Stocks (cost: $157,906)
                                                                          174,984
                                                                        ---------

                                         Principal     Value
------------------------------------------------------------------
SECURITY LENDING COLLATERAL (9.0%)
Debt (7.9%)
Bank Notes (0.9%)
  Canadian Imperial Bank of Commerce
    1.12%, due 11/04/2003                 $  717      $  717
  Fleet National Bank
    1.06%, due 01/21/2004                  1,003       1,003
Euro Dollar Term (4.5%)
  Bank of Montreal
    1.03%, due 11/13/2003                    574         574
    1.04%, due 11/14/2003                    504         504


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                      IDEX American Century International 4

IDEX American Century International

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                             Principal        Value
------------------------------------------------------------------------
Euro Dollar Term (continued)
  Bank of Nova Scotia (The)
    1.06%, due 11/12/2003                   $   287       $     287
  Bank of Scotland
    1.04%, due 11/14/2003                       574             574
  Citigroup Inc.
    1.08%, due 01/05/2004                       860             860
  Credit Agricole Indosuez
    1.08%, due 01/06/2004                       631             631
  Den Danske Bank
    1.04%, due 11/10/2003                       287             287
    1.08%, due 01/20/2004                       860             860
  Royal Bank of Canada
    1.04%, due 11/24/2003                       717             717
    1.06%, due 12/08/2003                       287             287
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/15/2004                       860             860
  SouthTrust Bank
    1.08%, due 01/16/2004                       860             860
  Wells Fargo & Company
    1.04%, due 11/20/2003                       860             860
Promissory Notes (0.5%)
  Goldman Sachs Group, Inc. (The)
    1.15%, due 11/03/2003                     1,004           1,004
Repurchase Agreements (2.0%) (c)
  Goldman Sachs Group, Inc. (The)
    1.10% Repurchase Agreement
    dated 10/31/2003 to be repurchased
    at $287 on 11/03/2003                       287             287
  Merrill Lynch & Co., Inc.
    1.10% Repurchase Agreement
    dated 10/31/2003 to be repurchased
    at $3,296 on 11/03/2003                   3,296           3,296

                                                Shares          Value
-------------------------------------------------------------------------
Investment Companies (1.1%)
Money Market Funds (1.1%)
  Merrimac Cash Series Fund-
    Premium Class
    1-day yield of 0.97%                    2,007,320       $  2,007
                                                            ---------
Total Security Lending Collateral (cost: $16,475)             16,475
                                                            ---------
Total Investment Securities (cost: $175,114)                $ 192,259
                                                            =========
SUMMARY:
  Investments, at value                        104.9%       $ 192,259
  Liabilities in excess of other assets         (4.9)%         (8,982)
                                            ---------       ---------
  Net assets                                   100.0%       $ 183,277
                                            =========       =========

                                             Percentage of
                                              Net Assets         Value
-------------------------------------------------------------------------
INVESTMENTS BY INDUSTRY:
  Commercial Banks                                14.8%       $ 26,957
  Telecommunications                               8.6%         15,782
  Pharmaceuticals                                  6.8%         12,547
  Electronic & Other Electric Equipment            6.4%         11,694
  Automotive                                       5.3%          9,736
  Business Services                                3.8%          6,971
  Computer & Data Processing Services              3.7%          6,760
  Life Insurance                                   3.5%          6,412
  Chemicals & Allied Products                      3.2%          5,852
  Oil & Gas Extraction                             2.5%          4,578
  Electronic Components & Accessories              2.2%          4,118
  Industrial Machinery & Equipment                 2.1%          3,935
  Food & Kindred Products                          2.0%          3,733
  Communications Equipment                         2.0%          3,718
  Wholesale Trade Durable Goods                    2.0%          3,657
  Computer & Office Equipment                      1.9%          3,430
  Department Stores                                1.8%          3,337
  Radio & Television Broadcasting                  1.7%          3,206
  Holding & Other Investment Offices               1.7%          3,203
  Security & Commodity Brokers                     1.7%          3,158
  Instruments & Related Products                   1.7%          3,084
  Transportation & Public Utilities                1.6%          3,016
  Finance                                          1.4%          2,545
  Petroleum Refining                               1.4%          2,478
  Electric Services                                1.2%          2,156
  Beer, Wine & Distilled Beverages                 1.2%          2,117
  Mortgage Bankers & Brokers                       1.1%          2,052
  Real Estate                                      1.0%          1,798
  Hotels & Other Lodging Places                    1.0%          1,758
  Insurance                                        0.9%          1,591
  Lumber & Constuction Materials                   0.8%          1,421
  Air Transportation                               0.8%          1,405
  Metal Mining                                     0.6%          1,105
  Apparel & Accessory Stores                       0.6%          1,099
  Manufacturing Industries                         0.5%            860
  Management Services                              0.4%            822
  Apparel Products                                 0.4%            817
  Water Transportation                             0.4%            778
  Printing & Publishing                            0.4%            650
  Medical Instruments & Supplies                   0.4%            644
  Primary Metal Industries                         0.3%            538
  Gas Production & Distribution                    0.1%            266
                                                 -----        --------
  Investments, at value                           95.9%        175,784
  Short-term investments                           9.0%         16,475
  Liabilities in excess of other assets           (4.9)%        (8,982)
                                                 -----        --------
  Net assets                                     100.0%       $183,277
                                                 =====        ========


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                     IDEX American Century International 5

IDEX American Century International

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

FORWARD FOREIGN CURRENCY CONTRACTS:
----------------------------------------------------------------------------
                                                Amount in     Net Unrealized
                       Bought    Settlement    U.S. Dollars    Appreciation
Currency               (Sold)       Date      Bought (Sold)   (Depreciation)
----------------------------------------------------------------------------
Australian Dollar          31   11/03/2003       $    22         $   --
Euro Dollar               247   11/03/2003           286              1
Euro Dollar              (394)  11/04/2003          (456)            (3)
British Pound              32   11/03/2003            54             --
British Pound            (329)  11/04/2003          (556)            (2)
Hungarian Forint        2,849   11/03/2003            13             --
Japanese Yen           20,511   11/04/2003           190             (3)
Japanese Yen           61,623   11/05/2003           567             (6)
Singapore Dollar         (137)  11/03/2003           (79)            --
South African Rand         62   11/05/2003             9             --
Swedish Krona           6,524   11/03/2003           840             (2)
Swiss Franc               716   11/03/2003           544             (7)
                                                 -------         ------
                                                 $ 1,434         $  (22)
                                                 =======         ======

NOTES TO SCHEDULE OF INVESTMENTS:

(a)   No dividends were paid during the preceding twelve months.

(b)   At October 31, 2003, all or a portion of this security is on loan (see
      Note 1). The value at October 31, 2003, of all securities on loan is $15,737.

(c) Cash collateral for the Repurchase Agreements, valued at $3,656, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%-10.18% and 06/01/2004-12/31/2049, respectively.

DEFINITIONS:

ADR   American Depositary Receipt

CUFS  Chess Unit of Foreign Securities

GDR   Global Depositary Receipt

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                     IDEX American Century International 6

IDEX American Century International

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $175,114)
     (including $15,737 of securities loaned)                     $ 192,259
  Cash                                                                8,427
  Receivables:
     Investment securities sold                                       3,561
     Shares of beneficial interest sold                               1,393
     Interest                                                             2
     Dividends                                                          150
     Dividend reclaims receivable                                        47
  Unrealized appreciation on forward foreign currency
     contracts                                                            1
  Other                                                                  16
                                                                  ---------
                                                                    205,856
                                                                  ---------
Liabilities:
  Investment securities purchased                                     5,369
  Accounts payable and accrued liabilities:
     Shares of beneficial interest redeemed                             333
     Management and advisory fees                                       123
     Distribution fees                                                   67
     Transfer agent fees                                                 60
     Due to custodian                                                    15
  Payable for securities on loan                                     16,475
  Unrealized depreciation on forward foreign currency
     contracts                                                           22
  Other                                                                 115
                                                                  ---------
                                                                     22,579
                                                                  ---------
Net Assets                                                        $ 183,277
                                                                  =========
Net Assets Consist of:
  Shares of beneficial interest, unlimited shares authorized      $ 201,085
  Accumulated net investment income (loss)                               (2)
  Accumulated net realized gain (loss) from investment
     securities and foreign currency transactions                   (34,958)
  Net unrealized appreciation (depreciation) on
     investment securities                                           17,144
  Translation of assets and liabilities denominated in
     foreign currencies                                                   8
                                                                  ---------
Net Assets                                                        $ 183,277
                                                                  =========
Shares Outstanding:
  Class A                                                            18,944
  Class B                                                             2,782
  Class C                                                               778
  Class L                                                                74
  Class M                                                               414
Net Asset Value Per Share:
  Class A                                                         $    8.03
  Class B                                                              7.70
  Class C                                                              7.70
  Class L                                                              7.70
  Class M                                                              7.75
Maximum Offering Price Per Share (a):
  Class A                                                         $    8.50
  Class M                                                              7.83

(a) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, and L shares represents offering price. The redemption price for Classes B, L, and M shares equals net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the year ended October 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                               $     12
  Dividends                                                 1,701
  Income from loaned securities-net                            59
     Less withholding taxes on foreign dividends             (199)
                                                         --------
                                                            1,573
                                                         --------
Expenses:
  Management and advisory fees                                784
  Transfer agent fees                                         283
  Printing and shareholder reports                             56
  Custody fees                                                276
  Administration fees                                          35
  Legal fees                                                    4
  Auditing and accounting fees                                 23
  Trustees fees                                                 6
  Registration fees                                           103
  Other                                                        22
  Distribution and service fees:
     Class A                                                  196
     Class B                                                  153
     Class C                                                   44
     Class L                                                    3
     Class M                                                   21
                                                         --------
  Total expenses                                            2,009
  Less:
     Advisory fee waiver                                     (473)
                                                         --------
  Net expenses                                              1,536
                                                         --------
Net Investment Income (Loss)                                   37
                                                         --------
Net Realized Gain (Loss) from:
  Investment securities                                    (7,565)
  Foreign currency transactions                              (717)
                                                         --------
                                                           (8,282)
                                                         --------
Net Unrealized Appreciation (Depreciation) on:
  Investment securities                                    27,812
  Translation of assets and liabilities denominated in
     foreign currencies                                         7
                                                         --------
                                                           27,819
                                                         --------
Net Gain (Loss) on Investment Securities and Foreign
  Currency Transactions                                    19,537
                                                         --------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                             $ 19,574
                                                         ========


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                     IDEX American Century International 7

IDEX American Century International

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                               October 31,     October 31,
                                                  2003            2002
                                               -----------     -----------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                  $      37       $     (56)
  Net realized gain (loss) from investment
     securities and foreign currency
     transactions                                  (8,282)         (3,308)
  Net unrealized appreciation
     (depreciation) on investment
     securities and foreign currency
     translation                                   27,819            (248)
                                                ---------       ---------
                                                   19,574          (3,612)
                                                ---------       ---------
Distributions to Shareholders:
  From net investment income:
     Class A                                            -               -
     Class B                                            -               -
     Class C                                            -               -
     Class L                                            -               -
     Class M                                            -               -
                                                ---------       ---------
                                                        -               -
                                                ---------       ---------
  From net realized gains:
     Class A                                            -               -
     Class B                                            -               -
     Class C                                            -               -
     Class L                                            -               -
     Class M                                            -               -
                                                ---------       ---------
                                                        -               -
                                                ---------       ---------
Capital Share Transactions:
  Proceeds from shares sold:
     Class A                                      166,990          22,709
     Class B                                        6,031           2,202
     Class C                                        3,919           3,264
     Class L                                          499               -
     Class M                                        1,197           2,126
                                                ---------       ---------
                                                  178,636          30,301
                                                ---------       ---------
  Proceeds from fund acquisition:
     Class A                                       11,819             951
     Class B                                       15,256           1,646
     Class C                                        5,043             646
     Class L                                           43               -
     Class M                                        2,412             362
                                                ---------       ---------
                                                   44,646           3,605
                                                ---------       ---------
  Dividends and distributions reinvested:
     Class A                                            -               -
     Class B                                            -               -
     Class C                                            -               -
     Class L                                            -               -
     Class M                                            -               -
                                                ---------       ---------
                                                        -               -
                                                ---------       ---------
  Cost of shares redeemed:
     Class A                                      (63,205)        (11,860)
     Class B                                       (5,349)         (2,375)
     Class C                                       (2,519)         (3,242)
     Class L                                         (119)              -
     Class M                                         (770)         (2,383)
                                                ---------       ---------
                                                  (71,962)        (19,860)
                                                ---------       ---------
                                                  141,247          14,046
                                                ---------       ---------
Net increase (decrease) in net assets             160,821          10,434
                                                ---------       ---------
Net Assets:
  Beginning of period                              22,456          12,022
                                                ---------       ---------
  End of period                                 $ 183,277       $  22,456
                                                =========       =========
Accumulated Net Investment Income (Loss)        $      (2)      $      (1)
                                                =========       =========
Share Activity:
  Shares issued:
     Class A                                       24,009           2,978
     Class B                                          332             278
     Class C                                          134             439
     Class L                                           84               -
     Class M                                           18             284
                                                ---------       ---------
                                                   24,577           3,979
                                                ---------       ---------
  Shares issued-proceeds from fund
     acquisition:
     Class A                                        1,824             117
     Class B                                        2,449             205
     Class C                                          809              80
     Class L                                            7               -
     Class M                                          387              45
                                                ---------       ---------
                                                    5,476             447
                                                ---------       ---------
  Shares issued-reinvested from
     distributions:
     Class A                                            -               -
     Class B                                            -               -
     Class C                                            -               -
     Class L                                            -               -
     Class M                                            -               -
                                                ---------       ---------
                                                        -               -
                                                ---------       ---------
  Shares redeemed:
     Class A                                       (9,020)         (1,585)
     Class B                                         (787)           (309)
     Class C                                         (369)           (430)
     Class L                                          (17)              -
     Class M                                         (113)           (314)
                                                ---------       ---------
                                                  (10,306)         (2,638)
                                                ---------       ---------
Net increase (decrease) in shares
  outstanding                                      19,747           1,788
                                                =========       =========


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                     IDEX American Century International 8

IDEX American Century International

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                        For a share of beneficial interest outstanding throughout each period
                        ----------------------------------------------------------------------------------------------------------
                                                Investment Operations                      Distributions
                                     ------------------------------------------  -------------------------------------
                         Net Asset                                                                                       Net Asset
             For the       Value,         Net        Net Realized                 From Net    From Net                    Value,
             Period      Beginning     Investment   and Unrealized      Total    Investment   Realized       Total          End
          Ended (d)(g)   of Period   Income (Loss)    Gain (Loss)    Operations    Income       Gains    Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Class A   10/31/2003     $   7.00      $   0.02       $    1.01       $   1.03      $   -     $      -      $     -      $   8.03
          10/31/2002         8.38          0.01           (1.39)         (1.38)         -            -            -          7.00
          10/31/2001        12.76          0.05           (3.05)         (3.00)         -        (1.38)       (1.38)         8.38
          10/31/2000        12.85          0.05            0.35           0.40          -        (0.49)       (0.49)        12.76
          10/31/1999        10.77          0.03            2.05           2.08          -            -            -         12.85
----------------------------------------------------------------------------------------------------------------------------------
Class B   10/31/2003         6.76         (0.03)           0.97           0.94          -            -            -          7.70
          10/31/2002         8.15         (0.04)          (1.35)         (1.39)         -            -            -          6.76
          10/31/2001        12.53         (0.02)          (2.98)         (3.00)         -        (1.38)       (1.38)         8.15
          10/31/2000        12.70         (0.03)           0.35           0.32          -        (0.49)       (0.49)        12.53
          10/31/1999        10.71         (0.06)           2.05           1.99          -            -            -         12.70
----------------------------------------------------------------------------------------------------------------------------------
Class C   10/31/2003         6.76         (0.03)           0.97           0.94          -            -            -          7.70
          10/31/2002         8.15         (0.04)          (1.35)         (1.39)         -            -            -          6.76
          10/31/2001        12.53         (0.02)          (2.98)         (3.00)         -        (1.38)       (1.38)         8.15
          10/31/2000        12.70         (0.03)           0.35           0.32          -        (0.49)       (0.49)        12.53
----------------------------------------------------------------------------------------------------------------------------------
Class L   10/31/2003         6.73         (0.03)           1.00           0.97          -            -            -          7.70
----------------------------------------------------------------------------------------------------------------------------------
Class M   10/31/2003         6.80         (0.02)           0.97           0.95          -            -            -          7.75
          10/31/2002         8.18         (0.03)          (1.35)         (1.38)         -            -            -          6.80
          10/31/2001        12.57         (0.01)          (3.00)         (3.01)         -        (1.38)       (1.38)         8.18
          10/31/2000        12.73         (0.02)           0.35           0.33          -        (0.49)       (0.49)        12.57
          10/31/1999        10.72         (0.04)           2.05           2.01          -            -            -         12.73
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                        -----------------------------------------------------------------------
                                                           Ratio of Expenses
                                         Net Assets,           to Average          Net Investment
             For the                        End of           Net Assets (a)         Income (Loss)     Portfolio
             Period          Total          Period      -----------------------      to Average       Turnover
            Ended (g)     Return (c)       (000's)       Net (e)     Total (f)     Net Assets (a)     Rate (b)
---------------------------------------------------------------------------------------------------------------
Class A   10/31/2003         14.71%       $ 152,086        1.78%        2.39%            0.23%           220%
          10/31/2002        (16.49)          14,921        1.87         3.68             0.22            241
          10/31/2001        (26.43)           5,209        1.55         2.77             0.47            129
          10/31/2000          2.74            6,977        1.62         3.56             0.09            108
          10/31/1999         19.12            4,902        1.90         3.53            (0.16)            72
---------------------------------------------------------------------------------------------------------------
Class B   10/31/2003         13.91           21,421        2.44         3.05            (0.42)           220
          10/31/2002        (17.09)           5,328        2.52         4.33            (0.43)           241
          10/31/2001        (26.96)           5,003        2.20         3.42            (0.18)           129
          10/31/2000          2.09            4,407        2.27         4.21            (0.56)           108
          10/31/1999         18.45            1,527        2.55         4.18            (0.81)            72
---------------------------------------------------------------------------------------------------------------
Class C   10/31/2003         13.91            5,990        2.44         3.05            (0.42)           220
          10/31/2002        (17.09)           1,381        2.52         4.33            (0.43)           241
          10/31/2001        (26.96)             938        2.20         3.42            (0.18)           129
          10/31/2000          2.09              629        2.27         4.21            (0.56)           108
---------------------------------------------------------------------------------------------------------------
Class L   10/31/2003         14.41              568        2.44         3.04            (0.42)           220
---------------------------------------------------------------------------------------------------------------
Class M   10/31/2003         14.14            3,212        2.34         2.95            (0.32)           220
          10/31/2002        (17.08)             826        2.42         4.23            (0.33)           241
          10/31/2001        (26.88)             872        2.10         3.32            (0.08)           129
          10/31/2000          2.19              840        2.17         4.11            (0.46)           108
          10/31/1999         18.55              480        2.45         4.08            (0.71)            72
---------------------------------------------------------------------------------------------------------------


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                     IDEX American Century International 9

IDEX American Century International

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)

NOTES TO FINANCIAL HIGHLIGHTS

(a)   Annualized.

(b)   Not annualized for periods of less than one year.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ended 10/31/2001, 10/31/2002, and 10/31/2003.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) The inception date for the Fund's offering of share classes C and L are as follows:
        Class C - November 1, 1999
        Class L - November 11, 2002


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                     IDEX American Century International 10

IDEX American Century International

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At October 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

IDEX Mutual Funds is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX American Century International ("the Fund"), part of IDEX Mutual Funds, began operations on February 1, 1997.

On March 1, 2003, the Fund acquired all the net assets of IDEX Gabelli Global Growth pursuant to a plan of reorganization approved by shareholders of IDEX Gabelli Global Growth on February 12, 2003. The acquisition was accomplished by a tax-free exchange of 5,476 shares of the Fund for the 6,190 shares of IDEX Gabelli Global Growth outstanding on February 28, 2003. IDEX Gabelli Global Growth's net assets at that date ($34,573), including ($10,073) of unrealized depreciation, were combined with those of the Fund. Proceeds in connection with the acquisition were as follows:

                                                  Shares       Amount
                                                  --------------------
Proceeds in connection with the acquisition
Class A                                            1,824      $11,819
Class B                                            2,449       15,256
Class C                                              809        5,043
Class L                                                7           43
Class M                                              387        2,412
                                                              -------
                                                              $34,573
                                                              =======

On March 1, 2002, IDEX International Equity acquired all the net assets of IDEX American Century International pursuant to a plan of reorganization approved by shareholders of IDEX American Century International on February 22, 2002. The acquisition was accomplished by a tax-free exchange of 447 shares of IDEX American Century International (valued at $3,605) for the 449 shares of IDEX International Equity outstanding on February 28, 2002. IDEX American Century International's net assets at that date ($3,605), including $8 of unrealized appreciation, were combined with those of IDEX International Equity. The aggregate net assets of IDEX International Equity and IDEX American Century International immediately before the acquisition were $11,514 and $3,605, respectively. Immediately following the merger, IDEX International Equity was renamed IDEX American Century International.

                                                  Shares      Amount
                                                  -------------------
Proceeds in connection with the acquisition
Class A                                             117      $  951
Class B                                             205       1,646
Class C                                              80         646
Class M                                              45         362
                                                             ------
                                                             $3,605
                                                             ======

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers five classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. Effective November 11, 2002, Class C and M shares were closed to new investors. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Trustees and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2003, was paying an interest rate of 0.75%.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities


IDEX Mutual Funds                                             Annual Report 2003

                     IDEX American Century International 11

IDEX American Century International

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

lending program. IBT earned $24 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are included in Investment securities at value on the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

Income from securities lending is included in the Statement of Operations. The amounts of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Open forward currency contracts at October 31, 2003, are listed in the Schedule of Investments.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.


IDEX Mutual Funds                                             Annual Report 2003

                     IDEX American Century International 12

IDEX American Century International

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (ie: through the asset allocation funds)

                                     Net          % of
                                   Assets      Net Assets
                                  --------    -----------
IDEX Asset Allocation
  Conservative Portfolio            5,869           3%
IDEX Asset Allocation Growth       34,622          19%
IDEX Asset Allocation Moderate
  Growth                           64,048          35%
IDEX Asset Allocation Moderate     32,030          17%
                                                 ----
                                                   74%

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following stated break points from November 1, 2002 to February 28, 2003:

      1.00% of the first $50 million of ANA
      0.95% of the next $100 million of ANA
      0.90% of the next $350 million of ANA
      0.85% of ANA over $500 million

From March 1, 2003 on:

      1.00% of the first $50 million of ANA
      0.95% of the next $100 million of ANA
      0.90% of the next $350 million of ANA
      0.85% of the next $500 million of ANA
      0.80% of ANA over $1 billion

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit from November 1, 2002 to February 28, 2003:

      1.60% Expense Limit

From March 1, 2003 on:

      1.40% Expense Limit

If total fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

                    Advisory Fee       Available for
                       Waived        Recapture Through
                   --------------   ------------------
Fiscal Year 2003   473              10/31/2006

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The 12b-1 fee for the Fund is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Class A            0.35%
  Class B            1.00%
  Class C            1.00%
  Class L            1.00%
  Class M            0.90%

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, L, M, and certain A share redemptions. For the year ended October 31, 2003, the underwriter commissions were as follows:

     Received by Underwriter      $ 47
     Retained by Underwriter         1
     Contingent Sales Charges       99

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at a cost and is reimbursed monthly.

Transfer agent fees: The Fund incurs ATIS annual per-account charges (not in thousands) of $20.00 for each open shareholder account and $1.63 for each closed account maintained, and certain out of pocket expenses.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with an affiliate of the sub-adviser for the year ended October 31, 2003, were $17.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any IDEX Fund. At October 31, 2003, the value of invested plan amounts was $2. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.


IDEX Mutual Funds                                             Annual Report 2003

                     IDEX American Century International 13

IDEX American Century International

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2003, are as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 268,040
  U.S. Government                                            -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                  165,844
  U.S. Government                                            -

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Shares of beneficial interest, unlimited shares
       authorized                                       $ 18,283
     Undistributed net investment income (loss)             (38)
     Accumulated net realized gain (loss) from
       investment securities and foreign currency
       transactions                                     (18,245)

The tax basis components of distributable earnings as of October 31, 2003, are as follows:

     Undistributed Ordinary Income                  $       -
                                                    =========
     Undistributed Long-term Capital Gains          $       -
                                                    =========
     Capital Loss Carryforward                      $ (34,407)
                                                    =========
     Net Unrealized Appreciation (Depreciation)     $  16,573
                                                    =========

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

 Capital Loss
 Carryforward          Available through
--------------         ------------------
$   8,205              October 31, 2008
   17,179              October 31, 2009
    1,005              October 31, 2010
    8,018              October 31, 2011

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2003, are as follows:

     Federal Tax Cost Basis                         $ 175,686
                                                    =========
     Unrealized Appreciation                        $  18,561
     Unrealized (Depreciation)                         (1,988)
                                                    ---------
     Net Unrealized Appreciation (Depreciation)     $  16,573
                                                    =========


IDEX Mutual Funds                                             Annual Report 2003

                     IDEX American Century International 14

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Trustees and Shareholders of IDEX American Century International

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of IDEX American Century International (the "Fund") (one of the portfolios constituting the IDEX Mutual Funds) at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
December 18, 2003


IDEX Mutual Funds                                             Annual Report 2003

                     IDEX American Century International 15

IDEX Asset Allocation-Conservative Portfolio

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

The war in Iraq, rebuilding Afghanistan, continuing threats of terrorism and concerns of inflation are just a few of the many factors that currently affect the market environment.

During the twelve months ended October 31, 2003, the Federal Reserve Board ("Fed") reduced the Federal Funds rate by 25 basis points to a 45-year low. However, an accelerated money supply, tax cuts, low interest rates, a declining dollar and the start of the presidential election cycle are providing a powerful stimulus to the U.S. economy. September and October economic data indicate that unemployment levels have stabilized and capital expenditures by businesses are on the rise.

The ten-year Treasury bond yield rose over 140 basis points as the market adjusted to the prospects of faster economic growth and possible end of the Fed's easing cycle.

PERFORMANCE

For the year ended October 31, 2003, IDEX Asset Allocation- Conservative Portfolio returned 18.18%. By comparison its benchmark, the Lehman Brothers Aggregate Bond Index, returned 4.90%.

STRATEGY REVIEW

IDEX Asset Allocation-Conservative Portfolio is a collection of underlying portfolios, designed for maximum diversification by offering investors exposure not only to a variety of securities, but to several money managers with different approaches to security selection.

A sampling of the portfolio's top holdings shows a distinct defensive strategy. Three of the largest holdings as of October 31, 2003 were fixed income portfolios: IDEX Transamerica Conservative High-Yield Bond, IDEX Transamerica Convertible Securities and IDEX Salomon Investors Value.

This portfolio comprised nineteen underlying funds as of October 31, 2003, each with a different management team following its unique approach to investment selection.

Investment Committee
AEGON/Transamerica Fund Advisers, Inc.


IDEX Mutual Funds                                             Annual Report 2003

                 IDEX Asset Allocation-Conservative Portfolio 1

IDEX Asset Allocation-Conservative Portfolio

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Growth of $10,000
Inception of 3/1/02 through 10/31/03
Investment less sales charges - $9,452

[The following table was depicted as a mountain chart in the printed material.]

         DATE            Class A            LBAB
  -----------------     ---------        ---------
        3/1/2002          9,452           10,000
       3/31/2002          9,519            9,834
       6/30/2002          9,046           10,197
       9/30/2002          8,526           10,664
      12/31/2002          8,863           10,832
       3/31/2003          8,857           10,983
       6/30/2003          9,727           11,257
       9/30/2003          9,999           11,241
      10/31/2003         10,299           11,136

Average Annual Total Return for Periods Ended 10/31/03
--------------------------------------------------------------------------------

                                    From       Inception
                     1 year      Inception       Date
--------------------------------------------------------
Class A (NAV)         18.18%        5.27%        3/1/02
Class A (POP)         11.68%        1.77%        3/1/02
LBAB(1)                4.90%        6.66%        3/1/02
--------------------------------------------------------
Class B (NAV)         17.38%        4.57%        3/1/02
Class B (POP)         12.38%        2.23%        3/1/02
--------------------------------------------------------
Class C (NAV)         17.38%        4.57%        3/1/02
--------------------------------------------------------
Class L (NAV)             -        17.25%      11/11/02
Class L (POP)             -        15.25%      11/11/02
--------------------------------------------------------
Class M (NAV)         17.56%        4.67%        3/1/02
Class M (POP)         15.39%        4.04%        3/1/02
--------------------------------------------------------

NOTES

(1) The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source:
    Standard & Poor's Micropal(R)(C) Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares, (2% in the 1st year and 1% in the 2nd year) for Class L shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Class C and M shares are not available to new investors.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.


IDEX Mutual Funds                                             Annual Report 2003

                 IDEX Asset Allocation-Conservative Portfolio 2

IDEX Asset Allocation-Conservative Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts except share amounts in thousands)

                                                       Shares           Value
                                                  ---------------   ------------
INVESTMENT COMPANIES (99.1%) (b)
Aggressive Equity (14.1%)
  IDEX Isabelle Small Cap Value (a)                     836,407      $  10,823
  IDEX T. Rowe Price Health Sciences (a)                535,276          5,428
  IDEX T. Rowe Price Small Cap (a)                      829,121          8,797
  IDEX Transamerica Growth
    Opportunities (a)                                 1,748,584         10,404
Capital Preservation (4.0%)
  IDEX Transamerica Money Market                     10,070,937         10,071
Fixed-Income (49.9%)
  IDEX Janus Flexible Income                          1,350,273         13,786
  IDEX PIMCO Real Return TIPS                         1,073,221         10,840
  IDEX PIMCO Total Return                             1,077,883         11,339
  IDEX Transamerica Conservative
    High-Yield Bond                                   5,238,360         47,564
  IDEX Transamerica Convertible Securities            3,692,302         41,797
Growth Equity (21.2%)
  IDEX Great Companies-Technology (a)                 2,502,814          9,035
  IDEX Janus Growth (a)                                 271,147          5,350
Growth Equity (continued)
  IDEX Salomon All Cap (a)                            1,053,804      $  14,701
  IDEX Salomon Investors Value                        1,254,525         15,694
  IDEX T. Rowe Price Tax-Efficient Growth (a)           492,191          4,848
  IDEX Transamerica Equity (a)                          501,747          3,442
Specialty-Real Estate (5.5%)
  IDEX Clarion Real Estate Securities                 1,116,354         13,675
World Equity (4.4%)
  IDEX American Century International (a)               730,864          5,869
  IDEX Templeton Great Companies Global (a)             748,581          5,165
                                                                     ---------
Total Investment Companies (cost: $226,488)
                                                                       248,628
                                                                     ---------
Total Investment Securities (cost: $226,488)
                                                                     $ 248,628
                                                                     =========
SUMMARY:
  Investments, at value                                    99.1%     $ 248,628
  Other assets in excess of liabilities                     0.9%         2,225
                                                     ----------      ---------
  Net assets                                              100.0%     $ 250,853
                                                     ==========      =========


NOTES TO SCHEDULE OF INVESTMENTS:
(a) No dividends were paid during the preceding twelve months.
(b) The Fund invests its assets in Class A shares of underlying IDEX Mutual Funds, which are affiliates of the Fund.

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                 IDEX Asset Allocation-Conservative Portfolio 3

IDEX Asset Allocation-Conservative Portfolio

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment in affiliated mutual funds, at value (cost:
     $ 226,488)                                                 $ 248,628
  Receivables:
     Investment securities sold                                        75
     Shares of beneficial interest sold                             2,747
  Other                                                                 3
                                                                ---------
                                                                  251,453
                                                                ---------
Liabilities:
  Accounts payable and accrued liabilities:
     Shares of beneficial interest redeemed                           338
     Management and advisory fees                                      30
     Distribution fees                                                100
     Transfer agent fees                                               34
     Due to custodian                                                  75
  Other                                                                23
                                                                ---------
                                                                      600
                                                                ---------
Net Assets                                                      $ 250,853
                                                                =========
Net Assets Consist of:
  Shares of beneficial interest, unlimited shares authorized    $ 227,856
  Undistributed net investment income (loss)                          377
  Undistributed net realized gain (loss) from investment in
     affiliated mutual funds                                          480
  Net unrealized appreciation (depreciation) on investment
     in affiliated mutual funds                                    22,140
                                                                ---------
Net Assets                                                      $ 250,853
                                                                =========
Shares Outstanding:
  Class A                                                           5,551
  Class B                                                           7,984
  Class C                                                           1,490
  Class L                                                           7,799
  Class M                                                             695
Net Asset Value Per Share:
  Class A                                                       $   10.67
  Class B                                                           10.66
  Class C                                                           10.66
  Class L                                                           10.66
  Class M                                                           10.66
Maximum Offering Price Per Share (a):
  Class A                                                       $   11.29
  Class M                                                           10.77

(a) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, and L shares represents offering price. The redemption price for Classes B, L, and M shares equals net asset value less any applicable contingent deferred sales charge.

---------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the year ended October 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                                  $      2
  Dividends from affiliated mutual funds                       3,015
                                                            --------
                                                               3,017
                                                            --------
Expenses:
  Management and advisory fees                                   137
  Transfer agent fees                                            193
  Printing and shareholder reports                                23
  Custody fees                                                    32
  Administration fees                                             37
  Legal fees                                                       6
  Auditing and accounting fees                                    18
  Trustees fees                                                    8
  Registration fees                                               96
  Other fees                                                       5
  Distribution and service fees:
     Class A                                                       -
     Class B                                                     365
     Class C                                                      99
     Class L                                                     207
     Class M                                                      36
                                                            --------
  Total expenses                                               1,262
                                                            --------
Net Investment Income (Loss)                                   1,755
                                                            --------
Net Realized and Unrealized Gain (Loss):
  Realized gain (loss) from investment in affiliated
     mutual funds                                                581
  Increase (decrease) in unrealized appreciation
     (depreciation) on investment in affiliated
     mutual funds                                             22,911
                                                            --------
Net Gain (Loss) on Investment in Affiliated Mutual Funds      23,492
                                                            --------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                                $ 25,247
                                                            ========

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                 IDEX Asset Allocation-Conservative Portfolio 4

IDEX Asset Allocation-Conservative Portfolio

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the year or period ended
(all amounts in thousands)

                                                       October 31,   October 31,
                                                          2003          2002(a)
                                                       ----------    ----------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                          $   1,755     $      95
  Net realized gain (loss) from investment
     in affiliated mutual funds                               581          (158)
  Net unrealized appreciation
     (depreciation) on investment in
     affiliated mutual funds                               22,911          (771)
                                                        ---------     ---------
                                                           25,247          (834)
                                                        ---------     ---------
Distributions to Shareholders:
  From net investment income:
     Class A                                                 (442)           --
     Class B                                                 (509)           --
     Class C                                                 (162)           --
     Class L                                                 (228)           --
     Class M                                                  (78)           --
                                                        ---------     ---------
                                                           (1,419)           --
                                                        ---------     ---------
  From net realized gains:
     Class A                                                   --            --
     Class B                                                   --            --
     Class C                                                   --            --
     Class L                                                   --            --
     Class M                                                   --            --
                                                        ---------     ---------
                                                        ---------     ---------
                                                        ---------     ---------
Capital Share Transactions:
  Proceeds from shares sold:
     Class A                                               58,579        10,560
     Class B                                               66,574        25,680
     Class C                                               10,727        12,651
     Class L                                               83,907            --
     Class M                                                3,386         5,738
                                                        ---------     ---------
                                                          223,173        54,629
                                                        ---------     ---------
  Dividends and distributions reinvested:
     Class A                                                  383            --
     Class B                                                  420            --
     Class C                                                  127            --
     Class L                                                  156            --
     Class M                                                   69            --
                                                        ---------     ---------
                                                            1,155            --
                                                        ---------     ---------
  Cost of shares redeemed:
     Class A                                              (13,815)         (883)
     Class B                                              (14,758)       (2,125)
     Class C                                               (9,371)         (495)
     Class L                                               (6,938)           --
     Class M                                               (2,144)         (569)
                                                        ---------     ---------
                                                          (47,026)       (4,072)
                                                        ---------     ---------
                                                          177,302        50,557
                                                        ---------     ---------
Net increase (decrease) in net assets                     201,130        49,723
                                                        ---------     ---------
Net Assets:
  Beginning of year                                        49,723            --
                                                        ---------     ---------
  End of year                                           $ 250,853     $  49,723
                                                        =========     =========
Undistributed Net Investment Income (Loss)              $     377     $      98
                                                        =========     =========
Share Activity:
  Shares issued:
     Class A                                                5,870         1,124
     Class B                                                6,893         2,765
     Class C                                                1,125         1,355
     Class L                                                8,469            --
     Class M                                                  356           615
                                                        ---------     ---------
                                                           22,713         5,859
                                                        ---------     ---------
  Shares issued-reinvested from distributions:
     Class A                                                   39            --
     Class B                                                   43            --
     Class C                                                   13            --
     Class L                                                   15            --
     Class M                                                    7            --
                                                        ---------     ---------
                                                              117            --
                                                        ---------     ---------
  Shares redeemed:
     Class A                                               (1,387)          (95)
     Class B                                               (1,484)         (233)
     Class C                                                 (949)          (54)
     Class L                                                 (685)           --
     Class M                                                 (220)          (63)
                                                        ---------     ---------
                                                           (4,725)         (445)
                                                        ---------     ---------
Net increase (decrease) in shares
  outstanding                                              18,105         5,414
                                                        =========     =========

(a) Commenced operations on March 1, 2002.

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                 IDEX Asset Allocation-Conservative Portfolio 5

IDEX Asset Allocation-Conservative Portfolio

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                          For a share of beneficial interest outstanding throughout each period
                         -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                         Net Asset  -------------------------------------------- ---------------------------------------  Net Asset
             For the       Value,        Net         Net Realized                  From Net    From Net                    Value,
             Period      Beginning    Investment    and Unrealized      Total     Investment   Realized       Total          End
          Ended (d)(g)   of Period  Income (Loss)     Gain (Loss)    Operations     Income       Gains    Distributions   of Period
------------------------------------------------------------------------------------------------------------------------------------
Class A   10/31/2003      $  9.22      $0.18            $ 1.47         $ 1.65       $(0.20)      $ -        $(0.20)         $10.67
          10/31/2002        10.00       0.07             (0.85)         (0.78)           -         -             -            9.22
------------------------------------------------------------------------------------------------------------------------------------
Class B   10/31/2003         9.18       0.11              1.47           1.58        (0.10)        -         (0.10)          10.66
          10/31/2002        10.00       0.03             (0.85)         (0.82)           -         -             -            9.18
------------------------------------------------------------------------------------------------------------------------------------
Class C   10/31/2003         9.18       0.11              1.47           1.58        (0.10)        -         (0.10)          10.66
          10/31/2002        10.00       0.03             (0.85)         (0.82)           -         -             -            9.18
------------------------------------------------------------------------------------------------------------------------------------
Class L   10/31/2003         9.19       0.11              1.46           1.57        (0.10)        -         (0.10)          10.66
------------------------------------------------------------------------------------------------------------------------------------
Class M   10/31/2003         9.18       0.12              1.48           1.60        (0.12)        -         (0.12)          10.66
          10/31/2002        10.00       0.04             (0.86)         (0.82)           -         -             -            9.18
------------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                        -----------------------------------------------------------------------
                                                           Ratio of Expenses
                                         Net Assets,           to Average          Net Investment
             For the                        End of           Net Assets (a)         Income (Loss)     Portfolio
             Period          Total          Period      -----------------------      to Average       Turnover
            Ended (g)     Return (c)       (000's)       Net (e)     Total (f)     Net Assets (a)     Rate (b)
---------------------------------------------------------------------------------------------------------------
Class A   10/31/2003         18.18%        $ 59,250        0.41%        0.41%            1.80%           22%
          10/31/2002         (7.80)           9,482        0.45         1.21             1.27             8
---------------------------------------------------------------------------------------------------------------
Class B   10/31/2003         17.38           85,134        1.06         1.06             1.15            22
          10/31/2002         (8.20)          23,229        1.10         1.86             0.62             8
---------------------------------------------------------------------------------------------------------------
Class C   10/31/2003         17.38           15,888        1.06         1.06             1.15            22
          10/31/2002         (8.20)          11,940        1.10         1.86             0.62             8
---------------------------------------------------------------------------------------------------------------
Class L   10/31/2003         17.25           83,165        1.06         1.06             1.15            22
---------------------------------------------------------------------------------------------------------------
Class M   10/31/2003         17.56            7,416        0.96         0.96             1.25            22
          10/31/2002         (8.20)           5,072        1.00         1.76             0.72             8
---------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Annualized.

(b) Not annualized for periods of less than one year.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) IDEX Asset Allocation-Conservative Portfolio ("the Fund") commenced operations on March 1, 2002. The inception date for the Fund's offering of share Class L is November 11, 2002.

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                 IDEX Asset Allocation-Conservative Portfolio 6

IDEX Asset Allocation-Conservative Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At October 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

IDEX Mutual Funds is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX Asset Allocation-Conservative Portfolio ("the Fund"), part of IDEX Mutual Funds, began operations on March 1, 2002. On March 3, 2003, the Fund changed its name from IDEX Conservative Asset Allocation to IDEX Asset Allocation-Conservative Portfolio.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers five classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. Effective November 11, 2002, Class C and M shares were closed to new investors. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund's investments are valued at the net asset values of the underlying portfolios of IDEX Mutual Funds. The net asset values of the underlying portfolios are determined at the close of the New York Stock Exchange (generally 4:00 p.m. eastern time) on the valuation date.

Cash: At October 31, 2003 the Fund was in a cash overdraft. The amount of the cash overdraft is included as Due to Custodian in the accompanying Statements of Assets and Liabilities. The Fund pays monthly overdraft charges based on the average daily overdraft balance during the month. The average balance is multiplied by a rate equal to 0.50% plus the federal funds rate. As of October 31, 2003, this rate was 0.75%.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date. Dividends and net realized gain (loss) from investment securities for the Fund are from investments in shares of affiliated investment companies.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

ATFA has entered into consultant agreements with Morningstar Associates, LLC to provide investment services to the Fund. ATFA compensates Morningstar Associates, LLC as described in the Prospectus.

Transamerica Investment Management, LLC and Great Companies, LLC are affiliates of the Fund and are sub-advisors to other funds within IDEX Mutual Funds.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

    0.10% of ANA

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    0.45% Expense Limit

If total fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

IDEX Mutual Funds                                             Annual Report 2003

                 IDEX Asset Allocation-Conservative Portfolio 7

IDEX Asset Allocation-Conservative Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

                    Advisory Fee       Available for
                       Waived        Recapture Through
                   --------------   ------------------
Fiscal Year 2003          -             10/31/2006
Fiscal Year 2002         93             10/31/2005

For the year ended October 31, 2003, ATFA has voluntarily agreed to waive the recapture of $59 reimbursed expenses that were otherwise eligible for recapture.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Class A                          N/A
  Class B                         0.65%
  Class C                         0.65%
  Class L                         0.65%
  Class M                         0.55%

In addition, the underlying Fund's Class A shares in which the Fund invests impose a 0.35% 12b-1 fee. To avoid duplication of 12b-1 fees, each class of fund shares of the Fund has reduced the 12b-1 fees by the amount of the underlying funds' Class A 12b-1 fees.

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, L, M and certain A share redemptions. For the year ended October 31, 2003, the underwriter commissions were as follows:

     Received by Underwriter      $ 1,176
     Retained by Underwriter          155
     Contingent Sales Charges         266

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at a cost and is reimbursed monthly.

Transfer agent fees: The Fund incurs ATIS annual per-account charges (not in thousands) of $20.00 for each open shareholder account and $1.63 for each closed account maintained, and certain out of pocket expenses.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any IDEX Fund. At October 31, 2003, the value of invested plan amounts was $2. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2003, are as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 207,676
  U.S. Government                                            -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                   30,378
  U.S. Government                                            -

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Shares of beneficial interest, unlimited
       shares authorized                              $  -
     Undistributed net investment income (loss)        (57)
     Undistributed net realized gain (loss) from
       investment in mutual funds                       57
     Net unrealized appreciation (depreciation) on
       investment mutual funds

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets primarily due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 was as follows:

     2003 Distributions paid from:
       Ordinary income                $ 1,419
       Long-term capital gains              -

IDEX Mutual Funds                                             Annual Report 2003

                 IDEX Asset Allocation-Conservative Portfolio 8

IDEX Asset Allocation-Conservative Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 4-(continued)

The tax basis components of distributable earnings as of October 31, 2003, are as follows:

     Undistributed Ordinary Income                  $  1,012
                                                    ========
     Undistributed Long-term Capital Gains          $      5
                                                    ========
     Capital Loss Carryforward                      $      -
                                                    ========
     Net Unrealized Appreciation (Depreciation)     $ 21,979
                                                    ========

The capital loss carryforward utilized as of October 31, 2003 was $151. The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2003, are as follows:

     Federal Tax Cost Basis                         $ 226,649
                                                    =========
     Unrealized Appreciation                        $  21,979
     Unrealized (Depreciation)                              -
                                                    ---------
     Net Unrealized Appreciation (Depreciation)     $  21,979
                                                    =========

Supplemental Tax Information
(unaudited)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $0.00022 per share for the year ended October 31, 2003.

For dividends paid during the year ended October 31, 2003, the Fund designates qualified dividend income to the maximum extent allowable.

For corporate shareholders, 5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2003. Complete information will be computed and reported in conjunction with your 2003 Form 1099-DIV.

IDEX Mutual Funds                                             Annual Report 2003

                 IDEX Asset Allocation-Conservative Portfolio 9

--------------------------------------------------------------------------------
               Report of Independent Certified Public Accountants

To the Board of Trustees and Shareholders of IDEX Asset Allocation-Conservative Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of IDEX Asset Allocation-Conservative Portfolio (the "Fund") (one of the portfolios constituting the IDEX Mutual Funds) at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Tampa, Florida
December 18, 2003

IDEX Mutual Funds                                             Annual Report 2003

                IDEX Asset Allocation-Conservative Portfolio 10

IDEX Asset Allocation-Growth Portfolio

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

During the past twelve months, we have seen the overall market move from a pessimistic "wait and see" attitude to a slightly more optimistic "let's begin to buy" attitude. Twelve months ago the world was waiting to see what events were going to happen in Iraq, North Korea and Venezuela. Whether the oil prices were going to fluctuate and whether or not interest rates would continue to decline. Many people were touting the gloom and doom deflation theory while others sat patiently and looked for bargains.

As the year progressed, the overall uncertainty began to wane as the allies quickly defeated the Iraqi army; the oil prices stabilized and the world didn't implode. The Federal Reserve Board lowered the short-term interest rates to 40-year lows in an effort to increase short-term borrowing and motivate business spending. Companies began to work more efficiently as productivity increased and inventories were tightened. Several companies began to see their profits rise again as business spending increased. Once again technology companies began to prosper, as did biotechnology companies and large defense contractors. Retailers picked up later in the year as consumer confidence began to rise. Internationally, the business climate improved as situations in Iraq, North Korea and Venezuela calmed down. Valuations climbed again and the Gross Domestic Product grew at one of the fastest rates in many years. The "gloom and doom" deflationary people began to change their tune as they saw basic market fundamentals improving.

PERFORMANCE

For the year ended October 31, 2003, IDEX Asset Allocation- Growth Portfolio returned 23.52%. By comparison its benchmark, the Wilshire 5000 Total Market Index, returned 22.34%.

STRATEGY REVIEW

We continued to invest heavily in large cap and foreign equities, with a gradual shift to more aggressive equities than in the previous two years. We took advantage of lower pricing valuations and greater long term potential as we saw our underlying funds invest in these companies. At the same time, we attempted to move away from those positions we felt were over-valued and over-priced or those funds that were too conservative and unable to generate the returns we were looking for. Our position in world equity increased as we saw a generally optimistic shift in the global economic forces. Several of our funds also invest heavily in mid-cap equities, which also saw an improvement over the past year.

Our main portfolios at the end of the year were the IDEX Salomon Investors Value, IDEX Salomon All Cap and IDEX American Century International. By investing in primarily large-cap funds, we were able to take advantage of the company's strengths while managing risk. Our strategic objective is to seek capital appreciation while investing in 100% stock-oriented funds.

Investment Committee
AEGON/Transamerica Fund Advisers, Inc.

IDEX Mutual Funds                                             Annual Report 2003

                    IDEX Asset Allocation-Growth Portfolio 1

IDEX Asset Allocation-Growth Portfolio

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Growth of $10,000
Inception of 3/1/02 through 10/31/03
Investment less sales charges - $9,452

[The following table was depicted as a mountain chart in the printed material.]

   Date           Class A       Wilshire 5000
----------   ----------------   -------------
  3/1/2002         9,452           10,000
 3/31/2002         9,762           10,429
 6/30/2002         8,582            9,082
 9/30/2002         7,080            7,523
12/31/2002         7,571            8,074
 3/31/2003         7,278            7,792
 6/30/2003         8,431            9,042
 9/30/2003         8,809            9,339
10/31/2003         9,281            9,895


Average Annual Total Return for Periods Ended 10/31/03
--------------------------------------------------------------------------------

                                     From       Inception
                      1 year      Inception       Date
--------------------------------------------------------
Class A (NAV)          23.52%        -1.08%       3/1/02
Class A (POP)          16.73%        -4.38%       3/1/02
Wilshire 5000(1)       22.34%        -0.63%       3/1/02
--------------------------------------------------------
Class B (NAV)          22.76%        -1.75%       3/1/02
Class B (POP)          17.76%        -4.12%       3/1/02
--------------------------------------------------------
Class C (NAV)          22.76%        -1.75%       3/1/02
--------------------------------------------------------
Class L (NAV)              -         23.54%     11/11/02
Class L (POP)              -         21.54%     11/11/02
--------------------------------------------------------
Class M (NAV)          23.01%        -1.63%       3/1/02
Class M (POP)          20.78%        -2.22%       3/1/02
--------------------------------------------------------

NOTES
(1) The Wilshire 5000 Total Market Index (Wilshire 5000) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
    Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares, (2% in the 1st year and 1% in the 2nd year) for Class L shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Class C and M shares are not available to new investors.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

IDEX Mutual Funds                                             Annual Report 2003

                    IDEX Asset Allocation-Growth Portfolio 2

IDEX Asset Allocation-Growth Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts except share amounts in thousands)

                                                    Shares           Value
---------------------------------------------------------------------------
INVESTMENT COMPANIES (97.5%) (b)
Aggressive Equity (30.7%)
  IDEX Isabelle Small Cap Value (a)                2,298,241      $  29,739
  IDEX T. Rowe Price Health Sciences (a)           1,152,366         11,685
  IDEX T. Rowe Price Small Cap (a)                 1,917,836         20,348
  IDEX Transamerica Growth
    Opportunities (a)                              3,723,616         22,156
Growth Equity (50.3%)
  IDEX Great Companies-Technology (a)              3,480,604         12,565
  IDEX Janus Growth (a)                              532,729         10,511
  IDEX Salomon All Cap (a)                         3,545,849         49,464
  IDEX Salomon Investors Value                     4,534,839         56,730
  IDEX Transamerica Equity (a)                     1,257,080          8,624
Specialty-Real Estate (2.7%)
  IDEX Clarion Real Estate Securities                603,568      $   7,394
World Equity (13.8%)
  IDEX American Century International (a)          4,311,596         34,622
  IDEX Templeton Great Companies Global (a)          457,035          3,154
                                                                  ---------
Total Investment Companies (cost: $241,383)                         266,992
                                                                  ---------
Total Investment Securities (cost: $241,383)                      $ 266,992
                                                                  =========
SUMMARY:
  Investments, at value                                 97.5%     $ 266,992
  Other assets in excess of liabilities                  2.5%         6,816
                                                   ---------      ---------
  Net assets                                           100.0%     $ 273,808
                                                   =========      =========

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

(b) The Fund invests its assets in Class A shares of underlying IDEX Mutual Funds, which are affiliates of the Fund.

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                    IDEX Asset Allocation-Growth Portfolio 3

IDEX Asset Allocation-Growth Portfolio
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment in affiliated mutual funds, at value
     (cost: $241,383)                                                 $ 266,992
  Cash                                                                    1,850
  Receivables:
     Shares of beneficial interest sold                                   7,254
  Other                                                                       2
                                                                      ---------
                                                                        276,098
                                                                      ---------
Liabilities:
  Investment securities purchased                                         1,850
  Accounts payable and accrued liabilities:
     Shares of beneficial interest redeemed                                 156
     Management and advisory fees                                            58
     Distribution fees                                                      107
     Transfer agent fees                                                     48
  Other                                                                      71
                                                                      ---------
                                                                          2,290
                                                                      ---------
Net Assets                                                            $ 273,808
                                                                      =========
Net Assets Consist of:
  Shares of beneficial interest, unlimited shares authorized          $ 249,146
  Undistributed net investment income (loss)                                 --
  Accumulated net realized gain (loss) from investment in
     affiliated mutual funds                                               (947)
  Net unrealized appreciation (depreciation) on
     investment in affiliated mutual funds                               25,609
                                                                      ---------
Net Assets                                                            $ 273,808
                                                                      =========
Shares Outstanding:
  Class A                                                                 5,622
  Class B                                                                 8,475
  Class C                                                                 1,207
  Class L                                                                12,042
  Class M                                                                   781
Net Asset Value Per Share:
  Class A                                                             $    9.82
  Class B                                                                  9.71
  Class C                                                                  9.71
  Class L                                                                  9.71
  Class M                                                                  9.73
Maximum Offering Price Per Share (a):
  Class A                                                             $   10.39
  Class M                                                                  9.83

(a) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, and L shares represents offering price. The redemption price for Classes B, L, and M shares equals net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the year ended October 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                                             $      2
  Dividends from affiliated mutual funds                                    159
                                                                       --------
                                                                            161
                                                                       --------
Expenses:
  Management and advisory fees                                              106
  Transfer agent fees                                                       279
  Printing and shareholder reports                                           75
  Custody fees                                                               26
  Administration fees                                                        37
  Legal fees                                                                  4
  Auditing and accounting fees                                               17
  Trustees fees                                                               7
  Registration fees                                                          80
  Other                                                                       5
  Distribution and service fees:
     Class A                                                                 --
     Class B                                                                241
     Class C                                                                 60
     Class L                                                                203
     Class M                                                                 30
                                                                       --------
  Total expenses                                                          1,170
  Less:
     Advisory fee waiver and expense reimbursement                         (161)
                                                                       --------
  Net expenses                                                            1,009
                                                                       --------
Net Investment Income (Loss)                                               (848)
                                                                       --------
Net Realized and Unrealized Gain (Loss):
  Realized gain (loss) from investment in affiliated
     mutual funds                                                          (298)
  Increase (decrease) in unrealized appreciation
     (depreciation) on investment in affiliated
     mutual funds                                                        28,567
                                                                       --------
Net Gain (Loss) on Investment in Affiliated Mutual Funds                 28,269
                                                                       --------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                                           $ 27,421
                                                                       ========

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                    IDEX Asset Allocation-Growth Portfolio 4

IDEX Asset Allocation-Growth Portfolio

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the year or period ended
(all amounts in thousands)

                                                      October 31,    October 31,
                                                          2003         2002(a)
                                                      ----------     ----------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                         $    (848)     $     (87)
  Net realized gain (loss) from investment
     in affiliated mutual funds                             (298)          (716)
  Net unrealized appreciation
     (depreciation) on investment in
     affiliated mutual funds                              28,567         (2,958)
                                                       ---------      ---------
                                                          27,421         (3,761)
                                                       ---------      ---------
Distributions to Shareholders:
  From net investment income:
     Class A                                                  --             --
     Class B                                                  --             --
     Class C                                                  --             --
     Class L                                                  --             --
     Class M                                                  --             --
                                                       ---------      ---------
                                                              --             --
                                                       ---------      ---------
  From net realized gains:
     Class A                                                  --             --
     Class B                                                  --             --
     Class C                                                  --             --
     Class L                                                  --             --
     Class M                                                  --             --
                                                       ---------      ---------
                                                              --             --
                                                       ---------      ---------
Capital Share Transactions:
  Proceeds from shares sold:
     Class A                                              45,941         10,067
     Class B                                              65,588         12,627
     Class C                                               6,479          9,331
     Class L                                             110,485             --
     Class M                                               3,340          5,274
                                                       ---------      ---------
                                                         231,833         37,299
                                                       ---------      ---------
  Dividends and distributions reinvested:
     Class A                                                  --             --
     Class B                                                  --             --
     Class C                                                  --             --
     Class L                                                  --             --
     Class M                                                  --             --
                                                       ---------      ---------
                                                              --             --
                                                       ---------      ---------
  Cost of shares redeemed:
     Class A                                              (4,869)          (607)
     Class B                                              (3,326)          (757)
     Class C                                              (4,559)          (656)
     Class L                                              (2,504)            --
     Class M                                              (1,359)          (347)
                                                       ---------      ---------
                                                         (16,617)        (2,367)
                                                       ---------      ---------
                                                         215,216         34,932
                                                       ---------      ---------
Net increase (decrease) in net assets                    242,637         31,171
                                                       ---------      ---------
Net Assets:
  Beginning of year                                       31,171             --
                                                       ---------      ---------
  End of year                                          $ 273,808      $  31,171
                                                       =========      =========
Undistributed Net Investment Income (Loss)             $      --      $      --
                                                       =========      =========
Share Activity:
  Shares issued:
     Class A                                               5,117          1,126
     Class B                                               7,537          1,416
     Class C                                                 752          1,085
     Class L                                              12,323             --
     Class M                                                 389            598
                                                       ---------      ---------
                                                          26,118          4,225
                                                       ---------      ---------
  Shares issued-reinvestment from
     distributions:
     Class A                                                  --             --
     Class B                                                  --             --
     Class C                                                  --             --
     Class L                                                  --             --
     Class M                                                  --             --
                                                       ---------      ---------
                                                              --             --
                                                       ---------      ---------
  Shares redeemed:
     Class A                                                (548)           (73)
     Class B                                                (384)           (94)
     Class C                                                (550)           (80)
     Class L                                                (281)            --
     Class M                                                (164)           (42)
                                                       ---------      ---------
                                                          (1,927)          (289)
                                                       ---------      ---------
Net increase (decrease) in shares
  outstanding                                             24,191          3,936
                                                       =========      =========

(a) Commenced operations on March 1, 2002.

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                    IDEX Asset Allocation-Growth Portfolio 5

IDEX Asset Allocation-Growth Portfolio

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                             For a share of beneficial interest outstanding throughout each period
                         -----------------------------------------------------------------------------------------------------------
                                                Investment Operations                          Distributions
                         Net Asset  ---------------------------------------------  --------------------------------------  Net Asset
             For the       Value,         Net         Net Realized                  From Net    From Net                    Value,
             Period      Beginning     Investment    and Unrealized      Total     Investment   Realized       Total          End
          Ended (d)(g)   of Period   Income (Loss)     Gain (Loss)    Operations     Income       Gains    Distributions   of Period
------------------------------------------------------------------------------------------------------------------------------------
Class A   10/31/2003      $ 7.95       $(0.03)          $ 1.90          $ 1.87        $ -         $ -          $ -           $9.82
          10/31/2002       10.00        (0.02)           (2.03)          (2.05)         -           -            -            7.95
------------------------------------------------------------------------------------------------------------------------------------
Class B   10/31/2003        7.91        (0.08)            1.88            1.80          -           -            -            9.71
          10/31/2002       10.00        (0.06)           (2.03)          (2.09)         -           -            -            7.91
------------------------------------------------------------------------------------------------------------------------------------
Class C   10/31/2003        7.91        (0.08)            1.88            1.80          -           -            -            9.71
          10/31/2002       10.00        (0.04)           (2.05)          (2.09)         -           -            -            7.91
------------------------------------------------------------------------------------------------------------------------------------
Class L   10/31/2003        7.86        (0.08)            1.93            1.85          -           -            -            9.71
------------------------------------------------------------------------------------------------------------------------------------
Class M   10/31/2003        7.91        (0.07)            1.89            1.82          -           -            -            9.73
          10/31/2002       10.00        (0.05)           (2.04)          (2.09)         -           -            -            7.91
------------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                        -----------------------------------------------------------------------
                                                           Ratio of Expenses
                                         Net Assets,           to Average          Net Investment
             For the                        End of           Net Assets (a)         Income (Loss)     Portfolio
             Period          Total          Period      -----------------------      to Average       Turnover
            Ended (g)     Return (c)       (000's)       Net (e)     Total (f)     Net Assets (a)     Rate (b)
---------------------------------------------------------------------------------------------------------------
Class A    10/31/2003       23.52%        $ 55,209        0.45%        0.60%           (0.30)%           25%
           10/31/2002      (20.50)           8,368        0.45         1.65            (0.44)            31
---------------------------------------------------------------------------------------------------------------
Class B    10/31/2003       22.76           82,318        1.10         1.25            (0.95)            25
           10/31/2002      (20.90)          10,452        1.10         2.30            (1.09)            31
---------------------------------------------------------------------------------------------------------------
Class C    10/31/2003       22.76           11,724        1.10         1.25            (0.95)            25
           10/31/2002      (20.90)           7,948        1.10         2.30            (1.09)            31
---------------------------------------------------------------------------------------------------------------
Class L    10/31/2003       23.54          116,956        1.10         1.25            (0.95)            25
---------------------------------------------------------------------------------------------------------------
Class M    10/31/2003       23.01            7,601        1.00         1.15            (0.85)            25
           10/31/2002      (20.90)           4,403        1.00         2.20            (0.99)            31
---------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Annualized.

(b) Not annualized for periods of less than one year.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) IDEX Asset Allocation-Growth Portfolio ("the Fund") commenced operations on March 1, 2002. The inception date for the Fund's offering of share Class L was November 11, 2002.

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                    IDEX Asset Allocation-Growth Portfolio 6

IDEX Asset Allocation-Growth Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At October 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

IDEX Mutual Funds is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX Asset Allocation-Growth Portfolio ("the Fund"), part of IDEX Mutual Funds, began operations on March 1, 2002. On March 3, 2003, the Fund changed its name from IDEX Aggressive Asset Allocation to IDEX Asset Allocation-Growth Portfolio.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers five classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. Effective November 11, 2002, Class C and M shares were closed to new investors. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund's investments are valued at the net asset values of the underlying portfolios of IDEX Mutual Funds. The net asset values of the underlying portfolios are determined at the close of the New York Stock Exchange (generally 4:00 p.m. eastern time) on the valuation date.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2003, was paying an interest rate of 0.75%.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date. Dividends and net realized gain (loss) from investment securities for the Fund are from investments in shares of affiliated investment companies.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

ATFA has entered into consultant agreements with Morningstar Associates, LLC to provide investment services to the Fund. ATFA compensates Morningstar Associates, LLC as described in the Prospectus.

Transamerica Investment Management, LLC and Great Companies, LLC are affiliates of the Fund and are sub-advisors to other funds within IDEX Mutual Funds.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

    0.10% of ANA

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    0.45% Expense Limit

If total fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

                    Advisory Fee       Available for
                       Waived        Recapture Through
                    ------------     -----------------
Fiscal Year 2003        161              10/31/2006
Fiscal Year 2002        118              10/31/2005

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

IDEX Mutual Funds                                             Annual Report 2003

                    IDEX Asset Allocation-Growth Portfolio 7

IDEX Asset Allocation-Growth Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

  Class A             N/A
  Class B            0.65%
  Class C            0.65%
  Class L            0.65%
  Class M            0.55%

In addition, the underlying Fund's Class A shares in which the Fund invests impose a 0.35% 12b-1 fee. To avoid duplication of 12b-1 fees, each class of fund shares of the Fund has reduced the 12b-1 fees by the amount of the underlying funds' Class A 12b-1 fees.

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, L, M and certain A share redemptions. For the year ended October 31, 2003, the underwriter commissions were as follows:

     Received by Underwriter      $ 1,264
     Retained by Underwriter          165
     Contingent Sales Charges          73

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at a cost and is reimbursed monthly.

Transfer agent fees: The Fund incurs ATIS annual per-account charges (not in thousands) of $20.00 for each open shareholder account and $1.63 for each closed account maintained, and certain out of pocket expenses.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any IDEX Fund. At October 31, 2003, the value of invested plan amounts was $2. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2003, are as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 235,279
  U.S. Government                                            -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                   26,500
  U.S. Government                                            -

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Shares of beneficial interest, unlimited
       shares authorized                            $ (915)
     Undistributed net investment income (loss)        848
     Accumulated net realized gain (loss) from
       investment in mutual funds                       67

The tax basis components of distributable earnings as of October 31, 2003, are as follows:

     Undistributed Ordinary Income                   $      -
                                                     ========
     Undistributed Long-term Capital Gains           $      -
                                                     ========
     Capital Loss Carryforward                       $   (135)
                                                     ========
     Net Unrealized Appreciation (Depreciation)      $ 24,797
                                                     ========

The capital loss carryforward utilized as of October 31, 2003 was $581. The capital loss carryforward is available to offset future realized capital gains through the period listed:

 Capital Loss
 Carryforward         Available through
 ------------         -----------------
    $  135            October 31, 2010

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2003, are as follows:

     Federal Tax Cost Basis                         $ 242,195
                                                    =========
     Unrealized Appreciation                        $  24,797
     Unrealized (Depreciation)                              -
                                                    ---------
     Net Unrealized Appreciation (Depreciation)     $  24,797
                                                    =========

IDEX Mutual Funds                                             Annual Report 2003

                    IDEX Asset Allocation-Growth Portfolio 8

--------------------------------------------------------------------------------
               Report of Independent Certified Public Accountants

To the Board of Trustees and Shareholders of IDEX Asset Allocation-Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of IDEX Asset Allocation-Growth Portfolio (the "Fund") (one of the portfolios constituting the IDEX Mutual Funds) at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Tampa, Florida
December 18, 2003

IDEX Mutual Funds                                             Annual Report 2003

                    IDEX Asset Allocation-Growth Portfolio 9

IDEX Asset Allocation-Moderate Portfolio

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

Despite good financial market reports, many investors cautiously step forward hoping for the best, and prepared for the worst. There were signs of the market getting back on the right track with labor market trends and productivity slowly improving and with heightened confidence that U.S. and to a lesser extent, European policymakers would protect the global economy against the risks of deflation. However, the war in Iraq, the reconstruction in Afghanistan and the continuing threat of terrorism are significant geopolitical wildcards that keep the financial markets and the Federal Reserve Board uneasy.

PERFORMANCE

For the year ended October 31, 2003, IDEX Asset Allocation-Moderate Portfolio returned 19.98%. By comparison its primary benchmark, the Wilshire 5000 Total Market Index, returned 22.34% and its secondary benchmark, the Lehman Brothers Aggregate Bond Index, returned 4.90%

STRATEGY REVIEW

IDEX Asset Allocation-Moderate Portfolio is a collection of underlying portfolios, designed for maximum diversification by offering investors exposure not only to a variety of securities, but to several money managers with different approaches to security selection. This fund is for investors who seek some capital appreciation from equities but also want less risk -- thus a healthy exposure to fixed-income and money market investments.

A sampling of the portfolio's top holdings show its construction combines a diverse set of investments to pursue its goals. Among its top holdings as of October 31, 2003, were two fixed-income portfolios: IDEX Transamerica Convertible Securities and IDEX Transamerica Conservative High-Yield Bond. Both convertibles and high-yield bonds tend to do well during times of equity market recovery. IDEX Salomon Investors Value, a conservative equity fund, also ranked among our top holdings during the period.

By the end of the year, this portfolio was comprised of nineteen underlying portfolios, each with a different management team following its unique approach to investment selection.

Investment Committee
AEGON/Transamerica Fund Advisers, Inc.

IDEX Mutual Funds                                             Annual Report 2003

                   IDEX Asset Allocation-Moderate Portfolio 1

IDEX Asset Allocation-Moderate Portfolio

--------------------------------------------------------------------------------

    Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Growth of $10,000
Inception of 3/1/02 through 10/31/03
Investment less sales charges - $9,452

[The following table was depicted as a mountain chart in the printed material.]

   Date             Class A        Wilshire 5000    LBAB
   ----       ------------------   -------------   ------
  3/1/2002           9,452             10,000      10,000
 3/31/2002           9,566             10,429       9,834
 6/30/2002           8,875              9,082      10,197
 9/30/2002           8,006              7,523      10,664
12/31/2002           8,390              8,074      10,832
 3/31/2003           8,285              7,792      10,983
 6/30/2003           9,257              9,042      11,257
 9/30/2003           9,563              9,339      11,241
10/31/2003           9,934              9,895      11,136

Average Annual Total Return for Periods Ended 10/31/03
--------------------------------------------------------------------------------

                                     From       Inception
                      1 year      Inception       Date
---------------------------------------------------------
Class A (NAV)          19.98%        3.03%        3/1/02
Class A (POP)          13.38%       -0.41%        3/1/02
Wilshire 5000(1)       22.34%       -0.63%        3/1/02
LBAB(1)                 4.90%        6.66%        3/1/02
---------------------------------------------------------
Class B (NAV)          19.39%        2.37%        3/1/02
Class B (POP)          14.39%       -0.01%        3/1/02
---------------------------------------------------------
Class C (NAV)          19.39%        2.37%        3/1/02
---------------------------------------------------------
Class L (NAV)              -        19.39%      11/11/02
Class L (POP)              -        17.39%      11/11/02
---------------------------------------------------------
Class M (NAV)          19.47%        2.48%        3/1/02
Class M (POP)          17.28%        1.87%        3/1/02
---------------------------------------------------------

NOTES
(1) The Wilshire 5000 Total Market (Wilshire 5000) Index and Lehman Brothers Aggregate Bond (LBAB) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2003 - 1-800-596-5323 -
    http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares, (2% in the 1st year and 1% in the 2nd year) for Class L shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Class C and M shares are not available to new investors.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

IDEX Mutual Funds                                             Annual Report 2003

                   IDEX Asset Allocation-Moderate Portfolio 2

IDEX Asset Allocation-Moderate Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts except share amounts in thousands)

                                                    Shares           Value
----------------------------------------------------------------------------
INVESTMENT COMPANIES (98.8%)(b)
Aggressive Equity (19.1%)
  IDEX Isabelle Small Cap Value (a)                2,772,306      $  35,874
  IDEX T. Rowe Price Health Sciences (a)           1,733,526         17,578
  IDEX T. Rowe Price Small Cap (a)                 2,311,151         24,521
  IDEX Transamerica Growth
    Opportunities (a)                              4,961,136         29,519
Capital Preservation (1.1%)
  IDEX Transamerica Money Market                   6,448,139          6,448
    1-day yield of 0.25%
Fixed-Income (35.6%)
  IDEX Janus Flexible Income                       2,231,654         22,785
  IDEX PIMCO Real Return TIPS                      1,355,342         13,689
  IDEX PIMCO Total Return                          1,673,315         17,603
  IDEX Transamerica Conservative
    High-Yield Bond                                7,745,440         70,329
  IDEX Transamerica Convertible Securities         6,636,316         75,123
Growth Equity (31.4%)
  IDEX Great Companies-Technology (a)              6,176,812         22,298
  IDEX Janus Growth (a)                              527,985         10,417
Growth Equity (continued)
  IDEX Marsico Growth (a)                          1,199,843      $  10,763
  IDEX Salomon All Cap (a)                         4,057,206         56,598
  IDEX Salomon Investors Value                     4,599,235         57,537
  IDEX Transamerica Equity (a)                     2,687,780         18,438
Specialty-Real Estate (5.0%)
  IDEX Clarion Real Estate Securities              2,308,957         28,285
World Equity (6.6%)
  IDEX American Century International (a)          3,988,808         32,030
  IDEX Templeton Great Companies Global (a)          718,025          4,954
                                                                  ---------
Total Investment Companies (cost: $502,980)                         554,789
                                                                  ---------
Total Investment Securities (cost: $502,980)                      $ 554,789
                                                                  =========
SUMMARY:
  Investments, at value                                 98.8%     $ 554,789
  Other assets in excess of liabilities                  1.2%         6,848
                                                   ---------      ---------
  Net assets                                           100.0%     $ 561,637
                                                   =========      =========

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

(b) The Fund invests its assets in Class A shares of underlying IDEX Mutual Funds, which are affiliates of the Fund.

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                   IDEX Asset Allocation-Moderate Portfolio 3

IDEX Asset Allocation-Moderate Portfolio

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment in affiliated mutual funds, at value
     (cost: $502,980)                                             $ 554,789
  Cash                                                                2,180
  Receivables:
     Shares of beneficial interest sold                               7,602
  Other                                                                   5
                                                                  ---------
                                                                    564,576
                                                                  ---------
Liabilities:
  Investment securities purchased                                     2,180
  Accounts payable and accrued liabilities:
     Shares of beneficial interest redeemed                             349
     Management and advisory fees                                        49
     Distribution fees                                                  230
     Transfer agent fees                                                 92
  Other                                                                  39
                                                                  ---------
                                                                      2,939
                                                                  ---------
Net Assets                                                        $ 561,637
                                                                  =========
Net Assets Consist of:
  Shares of beneficial interest, unlimited shares authorized      $ 508,687
  Undistributed net investment income (loss)                          1,370
  Accumulated net realized gain (loss) from investment in
     affiliated mutual funds                                           (227)
  Net unrealized appreciation (depreciation) on investment
     in affiliated mutual funds                                      51,807
                                                                  ---------
Net Assets                                                        $ 561,637
                                                                  =========
Shares Outstanding:
  Class A                                                            11,137
  Class B                                                            17,655
  Class C                                                             4,263
  Class L                                                            19,448
  Class M                                                             1,579
Net Asset Value Per Share:
  Class A                                                         $   10.42
  Class B                                                             10.37
  Class C                                                             10.37
  Class L                                                             10.37
  Class M                                                             10.38
Maximum Offering Price Per Share (a):
  Class A                                                         $   11.03
  Class M                                                             10.48

(a) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, and L shares represents offering price. The redemption price for Classes B, L, and M shares equals net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the year ended October 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                                  $      5
  Dividends from affiliated mutual funds                       4,442
                                                            --------
                                                               4,447
                                                            --------
Expenses:
  Management and advisory fees                                   280
  Transfer agent fees                                            452
  Printing and shareholder reports                                52
  Custody fees                                                    40
  Administration fees                                             38
  Legal fees                                                      12
  Auditing and accounting fees                                    19
  Trustees fees                                                   17
  Registration fees                                              117
  Other                                                            9
  Distribution and service fees:
     Class A                                                       -
     Class B                                                     676
     Class C                                                     231
     Class L                                                     494
     Class M                                                      75
                                                            --------
  Total expenses                                               2,512
                                                            --------
Net Investment Income (Loss)                                   1,935
                                                            --------
Net Realized and Unrealized Gain (Loss):
  Realized gain (loss) from investment in affiliated
     mutual funds                                                251
  Increase (decrease) in unrealized appreciation
     (depreciation) on investment in affiliated
     mutual funds                                             55,947
                                                            --------
Net Gain (Loss) on Investment in Affiliated Mutual Funds      56,198
                                                            --------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                                $ 58,133
                                                            ========

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                   IDEX Asset Allocation-Moderate Portfolio 4

IDEX Asset Allocation-Moderate Portfolio

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the year or period ended
(all amounts in thousands)

                                                       October 31,   October 31,
                                                          2003        2002 (a)
                                                       ----------    ----------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                          $   1,935     $      83
  Net realized gain (loss) from investment
     in affiliated mutual funds                               251          (620)
  Net unrealized appreciation
     (depreciation) on investment in
     affiliated mutual funds                               55,947        (4,140)
                                                        ---------     ---------
                                                           58,133        (4,677)
                                                        ---------     ---------
Distributions to Shareholders:
  From net investment income:
     Class A                                                 (219)           --
     Class B                                                 (148)           --
     Class C                                                  (85)           --
     Class L                                                  (21)           --
     Class M                                                  (44)           --
                                                        ---------     ---------
                                                             (517)           --
                                                        ---------     ---------
  From net realized gains:
     Class A                                                   --            --
     Class B                                                   --            --
     Class C                                                   --            --
     Class L                                                   --            --
     Class M                                                   --            --
                                                        ---------     ---------
                                                               --            --
                                                        ---------     ---------
Capital Share Transactions:
  Proceeds from shares sold:
     Class A                                              102,381        20,382
     Class B                                              137,237        43,878
     Class C                                               20,189        28,947
     Class L                                              193,572            --
     Class M                                                7,305        12,877
                                                        ---------     ---------
                                                          460,684       106,084
                                                        ---------     ---------
  Dividends and distributions reinvested:
     Class A                                                  200            --
     Class B                                                  123            --
     Class C                                                   61            --
     Class L                                                   18            --
     Class M                                                   41            --
                                                        ---------     ---------
                                                              443            --
                                                        ---------     ---------
  Cost of shares redeemed:
     Class A                                              (14,662)       (1,985)
     Class B                                              (14,226)       (2,810)
     Class C                                               (7,862)       (2,406)
     Class L                                               (8,858)           --
     Class M                                               (4,553)       (1,151)
                                                        ---------     ---------
                                                          (50,161)       (8,352)
                                                        ---------     ---------
                                                          410,966        97,732
                                                        ---------     ---------
Net increase (decrease) in net assets                     468,582        93,055
                                                        ---------     ---------
Net Assets:
  Beginning of year                                        93,055            --
                                                        ---------     ---------
  End of year                                           $ 561,637     $  93,055
                                                        =========     =========
Undistributed Net Investment Income (Loss)              $   1,370     $      94
                                                        =========     =========
Share Activity:
  Shares issued:
     Class A                                               10,668         2,226
     Class B                                               14,694         4,793
     Class C                                                2,174         3,190
     Class L                                               20,375            --
     Class M                                                  794         1,409
                                                        ---------     ---------
                                                           48,705        11,618
                                                        ---------     ---------
  Shares issued-reinvested from distributions:
     Class A                                                   23            --
     Class B                                                   14            --
     Class C                                                    7            --
     Class L                                                    2            --
     Class M                                                    5            --
                                                        ---------     ---------
                                                               51            --
                                                        ---------     ---------
  Shares redeemed:
     Class A                                               (1,554)         (226)
     Class B                                               (1,525)         (321)
     Class C                                                 (838)         (270)
     Class L                                                 (929)           --
     Class M                                                 (496)         (133)
                                                        ---------     ---------
                                                           (5,342)         (950)
                                                        ---------     ---------
Net increase (decrease) in shares
  outstanding                                              43,414        10,668
                                                        =========     =========

(a) Commenced operations on March 1, 2002.

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                   IDEX Asset Allocation-Moderate Portfolio 5

IDEX Asset Allocation-Moderate Portfolio

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                             For a share of beneficial interest outstanding throughout each period
                          ----------------------------------------------------------------------------------------------------------
                                                 Investment Operations                          Distributions
                          Net Asset  -------------------------------------------   ------------------------------------- Net Asset
              For the       Value,         Net         Net Realized                 From Net    From Net                   Value,
              Period      Beginning     Investment    and Unrealized     Total     Investment   Realized       Total         End
           Ended (d)(g)   of Period   Income (Loss)     Gain (Loss)   Operations     Income       Gains    Distributions  of Period
-----------------------------------------------------------------------------------------------------------------------------------
Class A     10/31/2003      $ 8.76        $0.12           $ 1.62        $ 1.74       $(0.08)      $  -       $(0.08)       $10.42
            10/31/2002       10.00         0.04            (1.28)        (1.24)           -          -            -          8.76
-----------------------------------------------------------------------------------------------------------------------------------
Class B     10/31/2003        8.71         0.05             1.63          1.68        (0.02)         -        (0.02)        10.37
            10/31/2002       10.00         0.01            (1.30)        (1.29)           -          -            -          8.71
-----------------------------------------------------------------------------------------------------------------------------------
Class C     10/31/2003        8.71         0.05             1.63          1.68        (0.02)         -        (0.02)        10.37
            10/31/2002       10.00         0.01            (1.30)        (1.29)           -          -            -          8.71
-----------------------------------------------------------------------------------------------------------------------------------
Class L     10/31/2003        8.71         0.05             1.63          1.68        (0.02)         -        (0.02)        10.37
-----------------------------------------------------------------------------------------------------------------------------------
Class M     10/31/2003        8.72         0.06             1.63          1.69        (0.03)         -        (0.03)        10.38
            10/31/2002       10.00         0.01            (1.29)        (1.28)           -          -            -          8.72
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                        -----------------------------------------------------------------------
                                                           Ratio of Expenses
                                         Net Assets,           to Average          Net Investment
             For the                        End of           Net Assets (a)         Income (Loss)     Portfolio
             Period          Total          Period      -----------------------      to Average       Turnover
            Ended (g)     Return (c)       (000's)       Net (e)     Total (f)     Net Assets (a)     Rate (b)
---------------------------------------------------------------------------------------------------------------
Class A   10/31/2003         19.98%       $ 116,102        0.37%        0.37%            1.22%           18%
          10/31/2002        (12.40)          17,517        0.45         0.78             0.83            12
---------------------------------------------------------------------------------------------------------------
Class B   10/31/2003         19.39          183,148        1.02         1.02             0.57            18
          10/31/2002        (12.90)          38,969        1.10         1.43             0.18            12
---------------------------------------------------------------------------------------------------------------
Class C   10/31/2003         19.39           44,225        1.02         1.02             0.57            18
          10/31/2002        (12.90)          25,444        1.10         1.43             0.18            12
---------------------------------------------------------------------------------------------------------------
Class L   10/31/2003         19.39          201,774        1.02         1.02             0.57            18
---------------------------------------------------------------------------------------------------------------
Class M   10/31/2003         19.47           16,388        0.92         0.92             0.67            18
          10/31/2002        (12.80)          11,125        1.00         1.33             0.28            12
---------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Annualized.

(b) Not annualized for periods of less than one year.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) IDEX Asset Allocation-Moderate Portfolio ("the Fund") commenced operations on March 1, 2002. The inception date for the Fund's offering of share Class L was November 11, 2002.

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                   IDEX Asset Allocation-Moderate Portfolio 6

IDEX Asset Allocation-Moderate Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At October 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

IDEX Mutual Funds is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX Asset Allocation-Moderate Portfolio ("the Fund"), part of IDEX Mutual Funds, began operations on March 1, 2002. On March 3, 2003, the Fund changed its name from IDEX Moderate Asset Allocation to IDEX Asset Allocation-Moderate Portfolio.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers five classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. Effective November 11, 2002, Class C and M shares were closed to new investors. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund's investments are valued at the net asset values of the underlying portfolios of IDEX Mutual Funds. The net asset values of the underlying portfolios are determined at the close of the New York Stock Exchange (generally 4:00 p.m. eastern time) on the valuation date.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2003, was paying an interest rate of 0.75%.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date. Dividends and net realized gain (loss) from investment securities for the Fund are from investments in shares of affiliated investment companies.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

ATFA has entered into consultant agreements with Morningstar Associates, LLC to provide investment services to the Fund. ATFA compensates Morningstar Associates, LLC as described in the Prospectus.

Transamerica Investment Management, LLC and Great Companies, LLC are affiliates of the Fund and are sub-advisors to other funds within IDEX Mutual Funds.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

    0.10% of ANA

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    0.45% Expense Limit

If total fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

                    Advisory Fee       Available for
                       Waived        Recapture Through
                   --------------   ------------------
Fiscal Year 2003          -             10/31/2006
Fiscal Year 2002         83             10/31/2005

For the year ended October 31, 2003, ATFA has voluntarily agreed to waive the recapture of $83 reimbursed expenses that were otherwise eligible for recapture.

IDEX Mutual Funds                                             Annual Report 2003

                   IDEX Asset Allocation-Moderate Portfolio 7

IDEX Asset Allocation-Moderate Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Class A             N/A
  Class B            0.65%
  Class C            0.65%
  Class L            0.65%
  Class M            0.55%

In addition, the underlying Funds' Class A shares in which the Fund invests impose a 0.35% 12b-1 fee. To avoid duplication of 12b-1 fees, each class of fund shares of the Fund has reduced the 12b-1 fees by the amount of the underlying funds' Class A 12b-1 fees.

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, L, M and certain A share redemptions. For the year ended October 31, 2003, the underwriter commissions were as follows:

     Received by Underwriter      $ 2,730
     Retained by Underwriter          361
     Contingent Sales Charges         345

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Transfer agent fees: The Fund incurs ATIS annual per-account charges (not in thousands) of $20.00 for each open shareholder account and $1.63 for each closed account maintained, and certain out of pocket expenses.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any IDEX Fund. At October 31, 2003, the value of invested plan amounts was $4. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2003, were as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 460,292
  U.S. Government                                            -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                   51,420
  U.S. Government                                            -

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Shares of beneficial interest, unlimited
       shares authorized                            $   -
     Undistributed net investment income (loss)      (142)
     Accumulated net realized gain (loss) from
       investment in mutual funds                     142

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets primarily due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                $   -
       Long-term capital gains            -
     2003 Distributions paid from:
       Ordinary income                $ 517
       Long-term capital gains            -

IDEX Mutual Funds                                             Annual Report 2003

                   IDEX Asset Allocation-Moderate Portfolio 8

IDEX Asset Allocation-Moderate Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 4-(continued)

The tax basis components of distributable earnings as of October 31, 2003, are as follows:

     Undistributed Ordinary Income                   $  1,370
                                                     ========
     Undistributed Long-term Capital Gains           $      -
                                                     ========
     Capital Loss Carryforward                       $    (57)
                                                     ========
     Net Unrealized Appreciation (Depreciation)      $ 51,639
                                                     ========

The capital loss carryforward utilized as of October 31, 2003 was $563. The capital loss carryforward is available to offset future realized capital gains through the period listed:

      Capital Loss
      Carryforward   Available through
      ------------   -----------------
          $ 57        October 31, 2010

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2003, are as follows:

     Federal Tax Cost Basis                         $ 503,150
                                                    =========
     Unrealized Appreciation                        $  51,639
     Unrealized (Depreciation)                              -
                                                    ---------
     Net Unrealized Appreciation (Depreciation)     $  51,639
                                                    =========

Supplemental Tax Information
(unaudited)

For dividends paid during the year ended October 31, 2003, the Fund designates qualified dividend income to the maximum extent allowable.

For corporate shareholders, 5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2003. Complete information will be computed and reported in conjunction with your 2003 Form 1099-DIV.

IDEX Mutual Funds                                             Annual Report 2003

                   IDEX Asset Allocation-Moderate Portfolio 9

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Trustees and Shareholders of IDEX Asset Allocation-Moderate Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of IDEX Asset Allocation-Moderate Portfolio (the "Fund") (one of the portfolios constituting the IDEX Mutual Funds) at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Tampa, Florida
December 18, 2003


IDEX Mutual Funds                                             Annual Report 2003

                  IDEX Asset Allocation-Moderate Portfolio 10

IDEX Asset Allocation-Moderate Growth Portfolio

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

During the past twelve months, we have seen the overall market move from a pessimistic "wait and see" attitude to a slightly more optimistic "let's begin to buy" attitude. Twelve months ago the world was waiting to see what was going to happen in Iraq, North Korea and Venezuela, where the oil prices were going and whether or not interest rates would continue to be cut. Many people were touting the gloom and doom deflation theory while others sat patiently and looked for bargains.

As the year progressed, the overall uncertainty began to wane as the allies quickly defeated the Iraqi army; the oil prices stabilized and the world didn't implode. The Federal Reserve Board lowered the short-term interest rates to 40-year lows in an effort to increase short-term borrowing and motivate business spending. Companies began to work more efficiently as productivity increased and inventories were tightened. Several companies began to see their profits rise again as business spending increased. Once again technology companies began to prosper, as did biotechnology companies and large defense contractors. Retailers picked up later in the year as consumer confidence began to rise. Internationally, the business climate improved. Valuations climbed again and the Gross Domestic Product grew at one of the fastest rates in many years. The "gloom and doom" deflationary people began to change their tune as they saw basic market fundamentals improving.

PERFORMANCE

For the year ended October 31, 2003, IDEX Asset Allocation-Moderate Growth Portfolio returned 21.79%. By comparison its benchmark, the Wilshire 5000 Total Market Index, returned 22.34%.

STRATEGY REVIEW

We continued to invest heavily in large cap growth oriented equities, with a gradual shift to more aggressive equities than in the previous two years. We took advantage of lower pricing valuations and greater long term potential as we saw our underlying funds invest in these companies. At the same time, we attempted to move away from those positions we felt were over-valued and over-priced or those funds that were too conservative and unable to generate the profits we were looking for. Our position in world equity increased as we saw a generally optimistic shift in the global economic forces while our positions in conservative bonds and fixed income equities were reduced slightly due to the continuing low interest rate environment.

Our main portfolios at the end of the year were the IDEX Salomon Investors Value, IDEX Salomon All Cap and the IDEX American Century International. By investing in primarily large-cap funds, we were able to take advantage of the company's strengths while managing risk. Although more aggressive funds performed better during the year, the risk associated with these funds did not fit into our investment strategy. Our strategic objective is to seek capital appreciation, which we hope to accomplish while maintaining some exposure in conservative bond and fixed-income type investments.

Investment Committee
AEGON/Transamerica Fund Advisers, Inc.

IDEX Mutual Funds                                             Annual Report 2003

               IDEX Asset Allocation-Moderate Growth Portfolio 1

IDEX Asset Allocation-Moderate Growth Portfolio

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Growth of $10,000
Inception of 3/1/02 through 10/31/03
Investment less sales charges - $9,452

[The following table was depicted as a mountain chart in the printed material.]

   Date          Class A        Wilshire 5000
----------   ----------------   -------------
  3/1/2002        9,452             10,000
 3/31/2002        9,644             10,429
 6/30/2002        8,762              9,082
 9/30/2002        7,552                N/A
12/31/2002        8,009              8,074
 3/31/2003        7,838              7,792
 6/30/2003        8,884              9,042
 9/30/2003        9,208              9,339
10/31/2003        9,635              9,895

Average Annual Total Return for Periods Ended 10/31/03
--------------------------------------------------------------------------------

                                     From       Inception
                      1 year      Inception       Date
---------------------------------------------------------
Class A (NAV)          21.79%        1.16%        3/1/02
Class A (POP)          15.09%       -2.21%        3/1/02
Wilshire 5000(1)       22.34%       -0.63%        3/1/02
---------------------------------------------------------
Class B (NAV)          21.15%        0.55%        3/1/02
Class B (POP)          16.15%       -1.86%        3/1/02
---------------------------------------------------------
Class C (NAV)          21.15%        0.55%        3/1/02
---------------------------------------------------------
Class L (NAV)              -        21.44%      11/11/02
Class L (POP)              -        19.44%      11/11/02
---------------------------------------------------------
Class M (NAV)          21.12%        0.60%        3/1/02
Class M (POP)          18.90%        0.00%        3/1/02
---------------------------------------------------------

NOTES

(1) The Wilshire 5000 Total Market (Wilshire 5000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
    Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares, (2% in the 1st year and 1% in the 2nd year) for Class L shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Class C and M shares are not available to new investors.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

IDEX Mutual Funds                                             Annual Report 2003

               IDEX Asset Allocation-Moderate Growth Portfolio 2

IDEX Asset Allocation-Moderate Growth Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts except share amounts in thousands)

                                                    Shares           Value
--------------------------------------------------------------------------------
INVESTMENT COMPANIES (98.1%)(b)
Aggressive Equity (22.9%)
  IDEX Isabelle Small Cap Value (a)                3,556,567      $  46,022
  IDEX T. Rowe Price Health Sciences (a)           2,218,951         22,500
  IDEX T. Rowe Price Small Cap (a)                 3,046,082         32,319
  IDEX Transamerica Growth
    Opportunities (a)                              6,646,972         39,549
Fixed-Income (20.3%)
  IDEX Janus Flexible Income                       1,319,654         13,474
  IDEX PIMCO Real Return TIPS                      1,050,422         10,609
  IDEX PIMCO Total Return                          1,386,465         14,586
  IDEX Transamerica Conservative
    High-Yield Bond                                3,548,413         32,220
  IDEX Transamerica Convertible Securities         4,725,136         53,489
Growth Equity (41.2%)
  IDEX Great Companies-Technology (a)              6,742,650         24,341
  IDEX Janus Growth (a)                              926,147         18,273
  IDEX Marsico Growth (a)                          1,508,041         13,527

                                                    Shares           Value
--------------------------------------------------------------------------------
Growth Equity (continued)
  IDEX Salomon All Cap (a)                         6,013,647      $  83,890
  IDEX Salomon Investors Value                     7,423,389         92,866
  IDEX Transamerica Equity (a)                     3,015,263         20,685
Specialty-Real Estate (2.2%)
  IDEX Clarion Real Estate Securities              1,084,971         13,291
World Equity (11.5%)
  IDEX American Century International (a)          7,976,130         64,048
  IDEX Templeton Great Companies Global (a)          933,028          6,438
                                                                  ---------
Total Investment Companies (cost: $547,077)                         602,127
                                                                  ---------
Total Investment Securities (cost: $547,077)                      $ 602,127
                                                                  =========
SUMMARY:
  Investments, at value                                 98.1%     $ 602,127
  Other assets in excess of liabilities                  1.9%        11,464
                                                   ---------      ---------
  Net assets                                           100.0%     $ 613,591
                                                   =========      =========

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

(b) The Fund invests its assets in Class A shares of underlying IDEX Mutual Funds, which are affiliates of the Fund.

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

               IDEX Asset Allocation-Moderate Growth Portfolio 3

IDEX Asset Allocation-Moderate Growth Portfolio

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment in affiliated mutual funds, at value (cost:
     $547,077)                                                  $ 602,127
  Cash                                                              5,334
  Receivables:
     Shares of beneficial interest sold                            12,562
     Interest                                                           1
  Other                                                                 5
                                                                ---------
                                                                  620,029
                                                                ---------
Liabilities:
  Investment securities purchased                                   5,334
  Accounts payable and accrued liabilities:
     Shares of beneficial interest redeemed                           577
     Management and advisory fees                                     127
     Distribution fees                                                240
     Transfer agent fees                                              122
  Other                                                                38
                                                                ---------
                                                                    6,438
                                                                ---------
Net Assets                                                      $ 613,591
                                                                =========
Net Assets Consist of:
  Shares of beneficial interest, unlimited shares authorized    $ 559,596
  Accumulated net investment income (loss)                              -
  Accumulated net realized gain (loss) from investment in
     affiliated mutual funds                                       (1,054)
  Net unrealized appreciation (depreciation) on
     investment in affiliated mutual funds                         55,049
                                                                ---------
Net Assets                                                      $ 613,591
                                                                =========
Shares Outstanding:
  Class A                                                          13,450
  Class B                                                          18,900
  Class C                                                           2,942
  Class L                                                          23,699
  Class M                                                           1,779
Net Asset Value Per Share:
  Class A                                                       $   10.13
  Class B                                                           10.09
  Class C                                                           10.09
  Class L                                                           10.09
  Class M                                                           10.09
Maximum Offering Price Per Share (a):
  Class A                                                       $   10.72
  Class M                                                           10.19

(a) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, and L shares represents offering price. The redemption price for Classes B, L, and M shares equals net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the year ended October 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                              $      6
  Dividends from affiliated mutual funds                   2,425
                                                        --------
                                                           2,431
                                                        --------
Expenses:
  Management and advisory fees                               265
  Transfer agent fees                                        591
  Printing and shareholder reports                            63
  Custody fees                                                37
  Administration fees                                         37
  Legal fees                                                  11
  Auditing and accounting fees                                19
  Trustees fees                                               17
  Registration fees                                          110
  Other                                                       10
  Distribution and service fees:
     Class A                                                   -
     Class B                                                 630
     Class C                                                 155
     Class L                                                 496
     Class M                                                  85
                                                        --------
  Total expenses                                           2,526
                                                        --------
Net Investment Income (Loss)                                 (95)
                                                        --------
Net Realized and Unrealized Gain (Loss):
  Realized gain (loss) from investment in affiliated
     mutual funds                                             26
  Increase (decrease) in unrealized appreciation
     (depreciation) on investment in affiliated
     mutual funds                                         60,689
                                                        --------
Net Gain (Loss) on Investments in Affiliated Mutual
  Funds                                                   60,715
                                                        --------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                            $ 60,620
                                                        ========

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

               IDEX Asset Allocation-Moderate Growth Portfolio 4

IDEX Asset Allocation-Moderate Growth Portfolio

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the year or period ended
(all amounts in thousands)

                                                October 31,    October 31,
                                                   2003          2002(a)
                                              ------------     -----------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                  $     (95)      $     (18)
  Net realized gain (loss) from investment
     in affiliated mutual funds                        26          (1,241)
  Net unrealized appreciation
     (depreciation) on investment in
     affiliated mutual funds                       60,689          (5,640)
                                                ---------       ---------
                                                   60,620          (6,899)
                                                ---------       ---------
Distributions to Shareholders:
  From net investment income:
     Class A                                         (161)              -
     Class B                                           (6)              -
     Class C                                           (3)              -
     Class L                                           (1)              -
     Class M                                          (15)              -
                                                ---------       ---------
                                                     (186)              -
                                                ---------       ---------
  From net realized gains:
     Class A                                            -               -
     Class B                                            -               -
     Class C                                            -               -
     Class L                                            -               -
     Class M                                            -               -
                                                ---------       ---------
                                                        -               -
                                                ---------       ---------
Capital Share Transactions:
  Proceeds from shares sold:
     Class A                                      113,138          23,598
     Class B                                      147,200          38,467
     Class C                                       14,858          21,710
     Class L                                      227,401               -
     Class M                                        6,649          14,344
                                                ---------       ---------
                                                  509,246          98,119
                                                ---------       ---------
  Dividends and distributions reinvested:
     Class A                                          148               -
     Class B                                            6               -
     Class C                                            2               -
     Class L                                            1               -
     Class M                                           14               -
                                                ---------       ---------
                                                      171               -
                                                ---------       ---------
  Cost of shares redeemed:
     Class A                                       (9,689)         (1,413)
     Class B                                      (11,490)         (2,297)
     Class C                                       (7,390)         (2,531)
     Class L                                       (7,570)              -
     Class M                                       (4,373)           (727)
                                                ---------       ---------
                                                  (40,512)         (6,968)
                                                ---------       ---------
                                                  468,905          91,151
                                                ---------       ---------
Net increase (decrease) in net assets             529,339          84,252
                                                ---------       ---------
Net Assets:
  Beginning of year                                84,252               -
                                                ---------       ---------
  End of year                                   $ 613,591       $  84,252
                                                =========       =========
Accumulated Net Investment Income (Loss)        $       -       $      (1)
                                                =========       =========

                                                October 31,    October 31,
                                                  2003           2002(a)
                                               ------------    -----------
Share Activity:
  Shares issued:
     Class A                                       12,021           2,640
     Class B                                       16,189           4,266
     Class C                                        1,666           2,434
     Class L                                       24,504               -
     Class M                                          745           1,599
                                                ---------       ---------
                                                   55,125          10,939
                                                ---------       ---------
  Shares issued-reinvested from
     distributions:
     Class A                                           17               -
     Class B                                            1               -
     Class C                                            -               -
     Class L                                            -               -
     Class M                                            2               -
                                                ---------       ---------
                                                       20               -
                                                ---------       ---------
  Shares redeemed:
     Class A                                       (1,058)           (170)
     Class B                                       (1,280)           (276)
     Class C                                         (851)           (307)
     Class L                                         (805)              -
     Class M                                         (481)            (86)
                                                ---------       ---------
                                                   (4,475)           (839)
                                                ---------       ---------
Net increase (decrease) in shares
  outstanding                                      50,670          10,100
                                                =========       =========

(a) Commenced operations on March 1, 2002.

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

               IDEX Asset Allocation-Moderate Growth Portfolio 5

IDEX Asset Allocation-Moderate Growth Portfolio

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                             For a share of beneficial interest outstanding throughout each period
                         -----------------------------------------------------------------------------------------------------------
                                                 Investment Operations                            Distributions
                                     ------------------------------------------ ----------------------------------------------------
                         Net Asset                                                                                        Net Asset
             For the       Value,         Net        Net Realized                 From Net    From Net                      Value,
             Period      Beginning     Investment   and Unrealized      Total    Investment   Realized       Total           End
          Ended (d)(g)   of Period   Income (Loss)    Gain (Loss)    Operations    Income       Gains    Distributions    of Period
------------------------------------------------------------------------------------------------------------------------------------
Class A    10/31/2003     $ 8.37       $ 0.04         $ 1.77          $ 1.81       $(0.05)       $ -         $(0.05)       $10.13
           10/31/2002      10.00         0.02          (1.65)          (1.63)           -          -              -          8.37
------------------------------------------------------------------------------------------------------------------------------------
Class B    10/31/2003       8.33        (0.02)          1.78            1.76            -          -              -         10.09
           10/31/2002      10.00        (0.01)         (1.66)          (1.67)           -          -              -          8.33
------------------------------------------------------------------------------------------------------------------------------------
Class C    10/31/2003       8.33        (0.02)          1.78            1.76            -          -              -         10.09
           10/31/2002      10.00        (0.01)         (1.66)          (1.67)           -          -              -          8.33
------------------------------------------------------------------------------------------------------------------------------------
Class L    10/31/2003       8.31        (0.02)          1.80            1.78            -          -              -         10.09
------------------------------------------------------------------------------------------------------------------------------------
Class M    10/31/2003       8.34        (0.01)          1.77            1.76        (0.01)         -          (0.01)        10.09
           10/31/2002      10.00        (0.01)         (1.65)          (1.66)           -          -              -          8.34
------------------------------------------------------------------------------------------------------------------------------------


                                                               Ratios/Supplemental Data
                                        ---------------------------------------------------------------------------
                                                           Ratio of Expenses
                                         Net Assets,           to Average          Net Investment
             For the                        End of           Net Assets (a)         Income (Loss)     Portfolio
             Period          Total          Period      -----------------------      to Average       Turnover
            Ended (g)     Return (c)       (000's)       Net (e)     Total (f)     Net Assets (a)     Rate (b)
-------------------------------------------------------------------------------------------------------------------
Class A    10/31/2003       21.79%       $ 136,295        0.44%        0.44%             0.48%           15%
           10/31/2002      (16.30)          20,681        0.45         0.90              0.41            21
-------------------------------------------------------------------------------------------------------------------
Class B    10/31/2003       21.15          190,621        1.09         1.09             (0.17)           15
           10/31/2002      (16.70)          33,241        1.10         1.55             (0.24)           21
-------------------------------------------------------------------------------------------------------------------
Class C    10/31/2003       21.15           29,672        1.09         1.09             (0.17)           15
           10/31/2002      (16.70)          17,719        1.10         1.55             (0.24)           21
-------------------------------------------------------------------------------------------------------------------
Class L    10/31/2003       21.44          239,043        1.09         1.09             (0.17)           15
-------------------------------------------------------------------------------------------------------------------
Class M    10/31/2003       21.12           17,960        0.99         0.99             (0.07)           15
           10/31/2002      (16.60)          12,611        1.00         1.45             (0.14)           21
-------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Annualized.

(b) Not annualized for periods of less than one year.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) IDEX Asset Allocation-Moderate Growth Portfolio ("the Fund") commenced operations on March 1, 2002. The inception date for the Fund's offering of share Class L was November 11, 2002.

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

               IDEX Asset Allocation-Moderate Growth Portfolio 6

IDEX Asset Allocation-Moderate Growth Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At October 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

IDEX Mutual Funds is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX Asset Allocation-Moderate Growth Portfolio ("the Fund"), part of IDEX Mutual Funds, began operations on March 1, 2002. On March 3, 2003, the Fund changed its name from IDEX Moderately Aggressive Asset Allocation to IDEX Asset Allocation-Moderate Growth Portfolio.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers five classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. Effective November 11, 2002, Class C and M shares were closed to new investors. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund's investments are valued at the net asset values of the underlying portfolios of IDEX Mutual Funds. The net asset values of the underlying portfolios are determined at the close of the New York Stock Exchange (generally 4:00 p.m. eastern time) on the valuation date.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2003, was paying an interest rate of 0.75%.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date. Dividends and net realized gain (loss) from investment securities for the Fund are from investments in shares of affiliated investment companies.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

ATFA has entered into consultant agreements with Morningstar Associates, LLC to provide investment services to the Fund. ATFA compensates Morningstar Associates, LLC as described in the Prospectus.

Transamerica Investment Management, LLC and Great Companies, LLC are affiliates of the Fund and are sub-advisors to other funds within IDEX Mutual Funds.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

    0.10% of ANA

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    0.45% Expense Limit

If total fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

                                      Advisory Fee         Available for
                                         Waived          Recapture Through
                                     --------------     ------------------
Fiscal Year 2003                             -             10/31/2006
Fiscal Year 2002                           112             10/31/2005

For the year ended October 31, 2003, ATFA has voluntarily agreed to waive the recapture of $33 reimbursed expenses that were otherwise eligible for recapture.

IDEX Mutual Funds                                             Annual Report 2003

               IDEX Asset Allocation-Moderate Growth Portfolio 7

IDEX Asset Allocation-Moderate Growth Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Class A                                          N/A
  Class B                                          0.65%
  Class C                                          0.65%
  Class L                                          0.65%
  Class M                                          0.55%

In addition, the underlying Funds' Class A shares in which the Fund invests impose a 0.35% 12b-1 fee. To avoid duplication of 12b-1 fees, each class of fund shares of the Fund has reduced the 12b-1 fees by the amount of the underlying funds' Class A 12b-1 fees.

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, L, M and certain A share redemptions. For the year ended October 31, 2003, the underwriter commissions were as follows:

  Received by Underwriter                       $ 3,078
  Retained by Underwriter                           433
  Contingent Sales Charges                          282

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Transfer agent fees: The Fund incurs ATIS annual per-account charges (not in thousands) of $20.00 for each open shareholder account and $1.63 for each closed account maintained, and certain out of pocket expenses.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any IDEX Fund. At October 31, 2003, the value of invested plan amounts was $4. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2003, were as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                           $ 499,360
  U.S. Government                                                       -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                              39,306
  U.S. Government                                                       -

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Shares of beneficial interest, unlimited shares
       authorized                                                  $ (443)
     Undistributed net investment income (loss)                       282
     Accumulated net realized gain (loss) from
       investment in mutual funds                                     161

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets primarily due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                                              $   -
       Long-term capital gains                                          -
     2003 Distributions paid from:
       Ordinary income                                              $ 186
       Long-term capital gains                                          -


IDEX Mutual Funds                                             Annual Report 2003

               IDEX Asset Allocation-Moderate Growth Portfolio 8

IDEX Asset Allocation-Moderate Growth Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 4-(continued)

The tax basis components of distributable earnings as of October 31, 2003, are as follows:

     Undistributed Ordinary Income                   $      -
                                                     ========
     Undistributed Long-term Capital Gains           $      -
                                                     ========
     Capital Loss Carryforward                       $   (978)
                                                     ========
     Net Unrealized Appreciation (Depreciation)      $ 54,975
                                                     ========

The capital loss carryforward utilized as of October 31, 2003 was $261. The capital loss carryforward is available to offset future realized capital gains through the periods listed:

Capital Loss
Carryforward             Available through
------------             -----------------
$ 978                    October 31, 2010

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2003, are as follows:

     Federal Tax Cost Basis                         $ 547,152
                                                    =========
     Unrealized Appreciation                        $  54,975
     Unrealized (Depreciation)                              -
                                                    ---------
     Net Unrealized Appreciation (Depreciation)     $  54,975
                                                    =========

IDEX Mutual Funds                                             Annual Report 2003

               IDEX Asset Allocation-Moderate Growth Portfolio 9

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Trustees and Shareholders of IDEX Asset Allocation-Moderate Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of IDEX Asset Allocation-Moderate Growth Portfolio (the "Fund") (one of the portfolios constituting the IDEX Mutual Funds) at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
December 18, 2003


IDEX Mutual Funds                                             Annual Report 2003

               IDEX Asset Allocation-Moderate Growth Portfolio 10

IDEX Clarion Real Estate Securities

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

Real Estate Investment Trusts' (REITs) have delivered stellar performance over the last year, with the Wilshire Real Estate Securities Index ("Wilshire Real Estate") +29.27% since October 31, 2002. In an environment where investors had return expectations for stocks to be in the single-digits and for bonds to be only around 5%, real estate garnered an increasing share of asset allocations. Real estate securities offer a very attractive (and liquid) alternative for getting exposure to commercial real estate assets for investors of all shapes and sizes. And though valuations are no longer depressed as they were two years ago, REITs offer attractive valuations relative to historical pricing levels.

PERFORMANCE

From inception March 1, 2003 through October 31, 2003, IDEX Clarion Real Estate Securities returned 23.80%. By comparison its benchmark, the Wilshire Real Estate, returned 29.27%.

At inception, the portfolio was contemplated to be an "Income Focused Fund," which in the real estate securities universe means a significant focus on high dividend yield, low earnings growth common stocks plus a reasonable portion of the portfolio invested in preferred stocks. In a bull market for REITs, this income-focused approach has proven to be an under-performing strategy for beating the benchmark. Given the prior income focus, we felt unable to purchase high growth, low dividend yield stocks. Upon review in the third quarter of 2003, we have decided to take a more benchmark-sensitive total return strategy, which we believe will improve relative performance to the benchmark in the future.

STRATEGY REVIEW

IDEX Clarion Real Estate Securities' total return investment philosophy is to own a concentrated portfolio (30-40 stocks) of real estate stocks with the goal of outperforming the Wilshire Real Estate through proprietary real estate market research and knowledge. We seek to own attractively priced stocks that offer favorable underlying real estate fundamentals from both a property type and geographic perspective.

Real estate fundamentals continue to be soft. Currently, weak demand persists in many parts of the country and across most property types. Accordingly, many companies have offered modest and conservative earnings growth forecasts for 2004.

/s/ T. Ritson Ferguson

T. Ritson Ferguson

/s/ Joseph P. Smith

Joseph P. Smith
Co-Fund Managers
Clarion CRA Securities, LP


IDEX Mutual Funds                                             Annual Report 2003

                     IDEX Clarion Real Estate Securities 1

IDEX Clarion Real Estate Securities

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Growth of $10,000
Inception of 3/1/03 through 10/31/03
Investment less sales charges - $9,452

[The following table was depicted as a mountain chart in the printed material.]

       DATE                Class A           Wilshire RES
--------------------   ---------------    -----------------
      3/1/2003               9,452              10,000
     3/31/2003               9,717              10,254
     6/30/2003              10,766              11,519
     9/30/2003              11,578              12,733
    10/31/2003              11,702              12,927

Average Annual Total Return for Periods Ended 10/31/03
--------------------------------------------------------------------------------

                                                From           Inception
                                             Inception           Date
--------------------------------------------------------------------------------
Class A (NAV)                                  23.80%           3/1/03
Class A (POP)                                  16.99%           3/1/03
Wilshire RES(1)                                29.27%           3/1/03
--------------------------------------------------------------------------------
Class B (NAV)                                  23.33%           3/1/03
Class B (POP)                                  18.33%           3/1/03
--------------------------------------------------------------------------------
Class C (NAV)                                  23.33%           3/1/03
--------------------------------------------------------------------------------
Class L (NAV)                                  23.33%           3/1/03
Class L (POP)                                  21.33%           3/1/03
--------------------------------------------------------------------------------
Class M (NAV)                                  23.36%           3/1/03
Class M (POP)                                  21.12%           3/1/03
--------------------------------------------------------------------------------

NOTES
(1) The Wilshire Real Estate Securities (Wilshire RES) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares, (2% in the 1st year and 1% in the 2nd year) for Class L shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Class C and M shares are not available to new investors.

Investments in a "non-diversified" fund may be subject to specific risks such as susceptibility to single economic political or regulatory events and may be subject to greater loss than investments in a diversified fund.

The risks of investing in REITs are similar to investing directly in real estate. Investing in real estate presents its own risks, including declining property values, overbuilding, low occupancy rates from commercial properties, rising operating expenses and interest rates, as well as taxes and other regulatory issues.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.


IDEX Mutual Funds                                             Annual Report 2003

                     IDEX Clarion Real Estate Securities 2

IDEX Clarion Real Estate Securities

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts except share amounts in thousands)

                                                        Shares            Value
--------------------------------------------------------------------------------
PREFERRED STOCKS (0.8%)
Finance (0.8%)
  Bedford Property Investors, Inc.-144A                 11,000          $    550
                                                                        --------
Total Preferred Stocks (cost: $550)                                          550
                                                                        --------
COMMON STOCKS (94.7%)
Holding & Other Investment Offices (92.7%)
Apartments (15.9%)
  Camden Property Trust                                 74,860             2,964
  Equity Residential                                    91,720             2,683
  Gables Residential Trust                              58,500             1,883
  Home Properties of New York, Inc.                     33,300             1,282
  United Dominion Realty Trust, Inc.                   113,100             1,974
Diversified (8.5%)
  Catellus Development Corporation                      50,400             1,122
  Liberty Property Trust                                74,049             2,694
  Vornado Realty Trust                                  40,000             2,022
Health Care (4.0%)
  Health Care REIT, Inc.                                83,290             2,761
Hotels (6.7%)
  Hersha Hospitality Trust                              78,100               679
  Host Marriott Corporation (a)                        238,800             2,495
  LaSalle Hotel Properties                              81,900             1,380
Office Property (23.4%)
  Arden Realty, Inc.                                    69,950             1,957
  Boston Properties, Inc.                               45,000             1,991
  Corporate Office Properties Trust                     49,000               948
  Mack-Cali Realty Corporation                          69,750             2,630
  Maguire Properties, Inc.                             126,800             2,764
  Mission West Properties, Inc.                         20,500               257
  Prentiss Properties Trust                             88,860             2,687
  Trizec Properties, Inc.                              202,000             2,697
Regional Mall (15.6%)
  CBL & Associates Properties, Inc.                     49,680             2,648
  General Growth Properties, Inc.                       36,000             2,754
  Macerich Company (The) (b)                            66,100             2,657
  Mills Corporation (The)                               64,300             2,623
Shopping Center (12.3%)
  Cedar Shopping Centers, Inc. (a)(b)                  116,000             1,336
  Heritage Property Investment Trust                    37,130             1,047
  New Plan Realty Trust, Inc.                           82,900             1,882
  Pennsylvania Real Estate Investment Trust             39,500             1,319
  Regency Centers Corporation (b)                       20,000               742
  Tanger Factory Outlet Centers, Inc.                   51,100             2,063

                                                        Shares            Value
--------------------------------------------------------------------------------
Warehouse (6.3%)
  AMB Property Corporation                              44,000          $  1,320
  First Industrial Realty Trust, Inc.                   40,000             1,292
  ProLogis                                              58,000             1,713
Hotels & Other Lodging Places (2.0%)
Hotels (2.0%)
  Starwood Hotels & Resorts Worldwide, Inc.             41,000             1,383
                                                                        --------
Total Common Stocks (cost: $61,351)                                       64,649
                                                                        --------

                                                      Principal           Value
--------------------------------------------------------------------------------
SECURITY LENDING COLLATERAL (5.6%)
Debt (4.9%)
Bank Notes (0.6%)
  Canadian Imperial Bank of Commerce
    1.12%, due 11/04/2003                              $   167          $    167
  Fleet National Bank
    1.06%, due 01/21/2004                                  233               233
Euro Dollar Terms (2.8%)
  Bank of Montreal
    1.04%, due 11/14/2003                                  117               117
    1.03%, due 11/13/2003                                  133               132
  Bank of Nova Scotia (The)
    1.06%, due 11/12/2003                                   67                67
  Bank of Scotland
    1.04%, due 11/14/2003                                  133               133
  Citigroup Inc.
    1.08%, due 01/05/2004                                  200               200
  Credit Agricole Indosuez
    1.08%, due 01/06/2004                                  147               147
  Den Danske Bank
    1.08%, due 01/20/2004                                  200               200
    1.04%, due 11/10/2003                                   67                67
  Royal Bank of Canada
    1.06%, due 12/08/2003                                   67                67
    1.04%, due 11/24/2003                                  167               167
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/15/2004                                  200               200
  SouthTrust Bank
    1.08%, due 01/16/2004                                  200               200
  Wells Fargo & Company
    1.04%, due 11/20/2003                                  200               200
Promissory Notes (0.3%)
  Goldman Sachs Group, Inc. (The)
    1.15%, due 11/03/2003                                  233               233

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                      IDEX Clarion Real Estate Securities 3

IDEX Clarion Real Estate Securities

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                      Principal          Value
--------------------------------------------------------------------------------
Repurchase Agreements (1.2%) (c)
  Goldman Sachs Group, Inc. (The)
    1.10% Repurchase Agreement
    dated 10/31/2003 to be repurchased
    at $67 on 11/03/2003                              $     67           $    67
  Merrill Lynch & Co., Inc.
    1.10% Repurchase Agreement
    dated 10/31/2003 to be repurchased
    at $766 on 11/03/2003                                  766               766

                                                        Shares            Value
--------------------------------------------------------------------------------
Investment Companies (0.7%)
Money Market Funds (0.7%)
  Merrimac Cash Series Fund-
    Premium Class
    1-day yield of 0.97%                               466,482           $   466
                                                                         -------
Total Security Lending Collateral (cost: $3,829)                           3,829
                                                                         -------
Total Investment Securities (cost: $65,730)                              $69,028
                                                                         =======
SUMMARY:
  Investments, at value                                  101.1%          $69,028
  Liabilities in excess of other assets                   (1.1)%            (745)
                                                       -------           -------
  Net assets                                             100.0%          $68,283
                                                       =======           =======

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.

(b)  At October 31, 2003, all or a portion of this security is on loan (see Note
     1). The value at October 31, 2003, of all securities on loan is $3,714.

(c) Cash collateral for the Repurchase Agreements, valued at $850, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%-10.18% and 06/01/2004-12/31/2049, respectively.

DEFINITIONS:

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                     IDEX Clarion Real Estate Securities 4

IDEX Clarion Real Estate Securities

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $65,730)
     (including $3,714 of securities loaned)                     $  69,028
  Cash                                                               1,788
  Receivables:
     Investment securities sold                                        676
     Shares of beneficial interest sold                                294
     Dividends                                                         440
  Other                                                                  2
                                                                 ---------
                                                                    72,228
                                                                 ---------
Liabilities:
  Accounts payable and accrued liabilities:
     Shares of beneficial interest redeemed                              6
     Management and advisory fees                                       66
     Distribution fees                                                  22
     Transfer agent fees                                                 7
  Payable for securities on loan                                     3,829
  Other                                                                 15
                                                                 ---------
                                                                     3,945
                                                                 ---------
Net Assets                                                       $  68,283
                                                                 =========
Net Assets Consist of:
  Shares of beneficial interest, unlimited shares authorized     $  61,309
  Undistributed net investment income (loss)                           576
  Undistributed net realized gain (loss) from investment
     securities                                                      3,100
  Net unrealized appreciation (depreciation) on
     investment securities                                           3,298
                                                                 ---------
Net Assets                                                       $  68,283
                                                                 =========
Shares Outstanding:
  Class A                                                            5,232
  Class B                                                              148
  Class C                                                               19
  Class L                                                              157
  Class M                                                               20
Net Asset Value Per Share:
  Class A                                                        $   12.25
  Class B                                                            12.22
  Class C                                                            12.22
  Class L                                                            12.22
  Class M                                                            12.22
Maximum Offering Price Per Share (a):
  Class A                                                        $   12.96
  Class M                                                            12.34

(a) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, and L shares represents offering price. The redemption price for Classes B, L, and M shares equals net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the period ended October 31, 2003 (b)
(all amounts in thousands)

Investment Income:
  Interest                                                         $     5
  Dividends                                                          1,653
                                                                   -------
                                                                     1,658
                                                                   -------
Expenses:
  Management and advisory fees                                         218
  Transfer agent fees                                                   34
  Printing and shareholder reports                                       2
  Custody fees                                                           8
  Administration fees                                                   22
  Legal fees                                                             1
  Auditing and accounting fees                                          11
  Trustees fees                                                          2
  Registration fees                                                     83
  Other                                                                  4
  Distribution and service fees:
     Class A                                                            90
     Class B                                                             6
     Class C                                                             1
     Class L                                                             6
     Class M                                                             1
                                                                   -------
  Total expenses                                                       489
  Less:
     Advisory fee waiver                                                (3)
                                                                   -------
  Net expenses                                                         486
                                                                   -------
Net Investment Income (Loss)                                         1,172
                                                                   -------
Net Realized and Unrealized Gain (Loss):
  Realized gain (loss) from investment securities                    3,100
  Increase (decrease) in unrealized appreciation
     (depreciation) on investment securities                         3,298
                                                                   -------
Net Gain (Loss) on Investment Securities                             6,398
                                                                   -------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                                  $ 7,570
                                                                   =======

(b) Commenced operations on March 1, 2003.

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                     IDEX Clarion Real Estate Securities 5

IDEX Clarion Real Estate Securities

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the period ended
(all amounts in thousands)

                                                          October 31,
                                                           2003 (a)
                                                          -----------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                             $  1,172
  Net realized gain (loss) from investment securities         3,100
  Net unrealized appreciation (depreciation) on
     investment securities                                    3,298
                                                           --------
                                                              7,570
                                                           --------
Distributions to Shareholders:
  From net investment income:
     Class A                                                   (583)
     Class B                                                    (13)
     Class C                                                     (2)
     Class L                                                    (14)
     Class M                                                     (2)
                                                           --------
                                                               (614)
                                                           --------
  From net realized gains:
     Class A                                                      -
     Class B                                                      -
     Class C                                                      -
     Class L                                                      -
     Class M                                                      -
                                                           --------
                                                                  -
                                                           --------
Capital Share Transactions:
  Proceeds from shares sold:
     Class A                                                 57,510
     Class B                                                  1,793
     Class C                                                    200
     Class L                                                  1,816
     Class M                                                    215
                                                           --------
                                                             61,534
                                                           --------
  Dividends and distributions reinvested:
     Class A                                                    582
     Class B                                                     11
     Class C                                                      2
     Class L                                                     11
     Class M                                                      1
                                                           --------
                                                                607
                                                           --------
  Cost of shares redeemed:
     Class A                                                   (610)
     Class B                                                   (139)
     Class C                                                     (6)
     Class L                                                    (54)
     Class M                                                     (5)
                                                           --------
                                                               (814)
                                                           --------
                                                             61,327
                                                           --------
Net increase (decrease) in net assets                        68,283
                                                           --------
Net Assets:
  Beginning of year                                               -
                                                           --------
  End of year                                              $ 68,283
                                                           ========
Undistributed Net Investment Income (Loss)                 $    576
                                                           ========

                                                          October 31,
                                                            2003 (a)
                                                          -----------
Share Activity:
  Shares issued:
     Class A                                                  5,238
     Class B                                                    159
     Class C                                                     19
     Class L                                                    160
     Class M                                                     20
                                                           --------
                                                              5,596
                                                           --------
  Shares issued-reinvested from distributions:
     Class A                                                     49
     Class B                                                      1
     Class C                                                      -
     Class L                                                      1
     Class M                                                      -
                                                           --------
                                                                 51
                                                           --------
  Shares redeemed:
     Class A                                                    (55)
     Class B                                                    (12)
     Class C                                                      -
     Class L                                                     (4)
     Class M                                                      -
                                                           --------
                                                                (71)
                                                           --------
Net increase (decrease) in shares outstanding                 5,576
                                                           ========

(a) Commenced operations March 1, 2003.

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                     IDEX Clarion Real Estate Securities 6

IDEX Clarion Real Estate Securities

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                            For a share of beneficial interest outstanding throughout each period
                         -----------------------------------------------------------------------------------------------------------
                                                 Investment Operations                          Distributions
                                     -------------------------------------------   -------------------------------------------------
                          Net Asset                                                                                        Net Asset
              For the       Value,         Net        Net Realized                  From Net    From Net                   Value,
              Period      Beginning     Investment   and Unrealized      Total     Investment   Realized      Total          End
           Ended (d)(g)   of Period   Income (Loss)    Gain (Loss)    Operations     Income       Gains   Distributions   of Period
------------------------------------------------------------------------------------------------------------------------------------
Class A     10/31/2003     $ 10.00        $ 0.43         $ 1.95         $ 2.38       $ (0.13)       $ -      $ (0.13)       $ 12.25
------------------------------------------------------------------------------------------------------------------------------------
Class B     10/31/2003       10.00          0.38           1.95           2.33         (0.11)         -        (0.11)         12.22
------------------------------------------------------------------------------------------------------------------------------------
Class C     10/31/2003       10.00          0.37           1.96           2.33         (0.11)         -        (0.11)         12.22
------------------------------------------------------------------------------------------------------------------------------------
Class L     10/31/2003       10.00          0.38           1.95           2.33         (0.11)         -        (0.11)         12.22
------------------------------------------------------------------------------------------------------------------------------------
Class M     10/31/2003       10.00          0.38           1.95           2.33         (0.11)         -        (0.11)         12.22
------------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                        -----------------------------------------------------------------------
                                                           Ratio of Expenses
                                         Net Assets,           to Average          Net Investment
             For the                        End of           Net Assets (a)         Income (Loss)     Portfolio
             Period          Total          Period      -----------------------      to Average       Turnover
            Ended (g)     Return (c)       (000's)       Net (e)     Total (f)     Net Assets (a)     Rate (b)
----------------------------------------------------------------------------------------------------------------
Class A    10/31/2003       23.80%        $ 64,090         1.75%       1.76%            5.55%            95%
----------------------------------------------------------------------------------------------------------------
Class B    10/31/2003       23.33            1,804         2.40        2.41             4.91             95
----------------------------------------------------------------------------------------------------------------
Class C    10/31/2003       23.33              226         2.39        2.40             4.91             95
----------------------------------------------------------------------------------------------------------------
Class L    10/31/2003       23.33            1,913         2.40        2.41             4.91             95
----------------------------------------------------------------------------------------------------------------
Class M    10/31/2003       23.36              250         2.30        2.31             5.01             95
----------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding.

(e) Ratio of Net Expenses to Average Net Assets shows the net expense ratio, which is total expenses less reimbursement by the investment adviser.

(f) Ratio of Total Expenses to Average Net Assets does not take into account reimbursements by the investment adviser or affiliated brokerage and custody earnings credits, if any.

(g)  IDEX Clarion Real Estate Securities commenced operations on March 1, 2003.

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                     IDEX Clarion Real Estate Securities 7

IDEX Clarion Real Estate Securities

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At October 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

IDEX Mutual Funds is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX Clarion Real Estate Securities ("the Fund"), part of IDEX Mutual Funds, began operations on March 1, 2003. The Fund is "non-diversified" under the 1940 Act.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers five classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. Class C and M shares are not available to new investors. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Trustees and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investor's Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2003, was paying an interest rate of 0.75%.

Directed brokerage: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which IDEX Mutual Funds has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within IDEX Mutual Funds, or by any other party. Directed commissions from inception March 1, 2003, through October 31, 2003, of $1 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned less than $1 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are to be included in Investment securities at value on the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

IDEX Mutual Funds                                             Annual Report 2003

                     IDEX Clarion Real Estate Securities 8

IDEX Clarion Real Estate Securities

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

Income from securities lending is included in the Statement of Operations. The amounts of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates. Since the Fund invests primarily in real estate related securities, the value of its shares may fluctuate more widely than the value of shares of a fund that invests in a broad range of industries.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (ie: through the assets allocation funds)

                                                 Net               % of
                                               Assets           Net Assets
                                              --------         -----------
IDEX Asset Allocation Conservative
  Portfolio                                   13,675               20%
IDEX Asset Allocation Growth                   7,394               11%
IDEX Asset Allocation Moderate
  Growth                                      13,291               19%
IDEX Asset Allocation Moderate                28,285               41%
                                                                ----------
                                                                   92%

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following stated break points:

    0.80% of the first $250 million of ANA
    0.775% of the next $250 million of ANA
    0.70% of the next $500 million of ANA
    0.65% of ANA over $1 billion

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    1.40% Expense Limit

If total fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The 12b-1 fee for the Fund is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Class A                      0.35%
  Class B                      1.00%
  Class C                      1.00%
  Class L                      1.00%
  Class M                      0.90%

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, L, M and certain A share redemptions. From inception March 1, 2003 through October 31, 2003, the underwriter commissions were as follows:

  Received by Underwriter              $ 28
  Retained by Underwriter                 4
  Contingent Sales Charges                6

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at a cost and is reimbursed monthly.

Transfer agent fees: The Fund incurs ATIS annual per-account charges (not in thousands) of $20.00 for each open shareholder account and $1.63 for each closed account maintained, and certain out of pocket expenses.

IDEX Mutual Funds                                             Annual Report 2003

                     IDEX Clarion Real Estate Securities 9

IDEX Clarion Real Estate Securities

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any IDEX Fund. At October 31, 2003, the value of invested plan amounts was less than $1. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) from inception March 1, 2003 through October 31, 2003, are as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                                  $ 99,986
  U.S. Government                                                             -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                                    40,854
  U.S. Government                                                             -

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows. Dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year-end, and may differ from the estimated amounts:

     Shares of beneficial interest, unlimited
       shares authorized                              $ (18)
     Undistributed net investment income (loss)          18
     Undistributed net realized gain (loss) from
       investment securities                              -

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets primarily due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 was as follows:

     2003 Distributions paid from:
       Ordinary income                                $ 614
       Long-term capital gains                            -

The tax basis components of distributable earnings as of October 31, 2003, are as follows:

     Undistributed Ordinary Income                  $ 3,569
                                                    =======
     Undistributed Long-term Capital Gains          $   132
                                                    =======
     Capital Loss Carryforward                      $     -
                                                    =======
     Net Unrealized Appreciation (Depreciation)     $ 3,272
                                                    =======

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2003, are as follows:

     Federal Tax Cost Basis                         $65,756
                                                    =======
     Unrealized Appreciation                        $ 3,882
     Unrealized (Depreciation)                         (610)
                                                    -------
     Net Unrealized Appreciation (Depreciation)     $ 3,272
                                                    =======

Supplemental Tax Information
(unaudited)

For dividends paid during the year ended October 31, 2003, the Fund designates qualified dividend income to the maximum extent allowable.

For corporate shareholders, 10% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2003. Complete information will be computed and reported in conjunction with your 2003 Form 1099-DIV.

IDEX Mutual Funds                                             Annual Report 2003

                     IDEX Clarion Real Estate Securities 10

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Trustees and Shareholders of IDEX Clarion Real Estate Securities

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of IDEX Clarion Real Estate Securities (the "Fund") (one of the portfolios constituting the IDEX Mutual Funds) at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the period March 1, 2003 (commencement of operations) through October 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
December 18, 2003


IDEX Mutual Funds                                             Annual Report 2003

                     IDEX Clarion Real Estate Securities 11

IDEX Federated Tax Exempt

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

The twelve-month period has been characterized by significant economic uncertainty. Even though the recession was officially declared over, the economic reports failed to show many signs of the recovery. On June 25, 2003, the Federal Reserve Board ("Fed") reduced the Federal Funds rate ("Funds rate") by 25 basis points to a forty-five year low and labor market weakness continued to be a major concern. However, an accelerated money supply, tax cuts, low interest rates, a declining dollar and the start of the presidential election cycle provided stimulus to the U.S. economy. The bond market rallied after the May, 2003 Fed meeting with the ten-year Treasury bond yield declining by approximately 80 basis points to a cycle low of 3.11%. The Fed's apparent concerns about deflation and the potential for additional reductions in the Funds rate, combined with the possibility of non-traditional Federal Open Market Committee ("FOMC") intervention (buying of notes and bonds in the open market), drove interest rates to unsustainable lows. After the June Fed meeting, it became apparent that U.S. economic growth was picking up momentum. The ten-year Treasury bond yield then rose over 140 basis points as the market adjusted to the prospects of faster economic growth and possible end of the Fed's easing cycle. The war in Iraq, the reconstruction of Afghanistan and the continuing threat of terrorism have been significant geopolitical wildcards that kept the financial markets and the Fed uneasy.

PERFORMANCE

For the year ended October 31, 2003, IDEX Federated Tax Exempt Class A shares returned 5.26%. By comparison its benchmark, the Lehman Brothers Municipal Bond Index, returned 5.11%. The portfolio's weighting in the 15-year to 20-year maturity range provided considerable out-performance over the period. Maintaining portfolio duration neutral to its benchmark also benefited performance as interest rates showed significant volatility. Sector selection added positive incremental return with the portfolio's overweight in health care and underweight in general obligation debt. In the current fiscal year, thirty states have missed their revenue targets that led to additional spread widening among general obligation debt issuers. The portfolio's underweighting in lower quality credits (BBB and non-investment grade) had a negative impact on performance. Lower quality municipal debt significantly outperformed over the period as investors "chased yield" in the marketplace and bid up the prices of lower quality paper.

STRATEGY REVIEW

Strategy has been focused on making selective purchases of lower investment grade (BBB, A) credits. Credit spreads are wide enough to offer the potential for attractive returns going forward. Revenue bonds with dedicated revenue streams are being emphasized while exposure to general obligation and insured municipal debt is being reduced. Premium coupons are being emphasized because of their lower volatility and sensitivity to changes in interest rates. The portfolio is maintaining a neutral duration target relative to its benchmark.

/s/ J. Scott Albrecht

J. Scott Albrecht

/s/ Mary Jo Ochson

Mary Jo Ochson
Co-Fund Managers
Federated Investment Management Company


IDEX Mutual Funds                                             Annual Report 2003

                          IDEX Federated Tax Exempt 1

IDEX Federated Tax Exempt

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Growth of $10,000
Inception of 10/31/93 through 10/31/03
Investment less sales charges - $9,525

[The following table was depicted as a mountain chart in the printed material.]

        DATE               Class A                   LBMB
----------------------  -------------          ---------------
     10/31/1993              9,525                  10,000
     12/31/1993              9,594                  10,121
      3/31/1994              9,304                   9,565
      6/30/1994              9,386                   9,671
      9/30/1994              9,459                   9,737
     12/31/1994              9,375                   9,598
      3/31/1995              9,875                  10,276
      6/30/1995             10,033                  10,524
      9/30/1995             10,192                  10,826
     12/31/1995             10,581                  11,273
      3/31/1996             10,409                  11,137
      6/30/1996             10,540                  11,223
      9/30/1996             10,794                  11,480
     12/31/1996             10,992                  11,772
      3/31/1997             10,990                  11,744
      6/30/1997             11,343                  12,149
      9/30/1997             11,738                  12,515
     12/31/1997             12,105                  12,855
      3/31/1998             12,204                  13,003
      6/30/1998             12,418                  13,201
      9/30/1998             12,751                  13,606
     12/31/1998             12,656                  13,687
      3/31/1999             12,726                  13,809
      6/30/1999             12,413                  13,565
      9/30/1999             12,111                  13,511
     12/31/1999             11,863                  13,406
      3/31/2000             12,322                  13,798
      6/30/2000             12,450                  14,006
      9/30/2000             12,702                  14,345
     12/31/2000             13,357                  14,972
      3/31/2001             13,545                  15,305
      6/30/2001             13,528                  15,404
      9/30/2001             13,885                  15,837
     12/31/2001             13,719                  15,740
      3/31/2002             13,817                  15,888
      6/30/2002             14,258                  16,469
      9/30/2002             14,944                  17,252
     12/31/2002             14,917                  17,252
      3/31/2003             15,111                  17,459
      6/30/2003             15,478                  17,909
      9/30/2003             15,487                  17,923
     10/31/2003             15,398                  17,833

Average Annual Total Return for Periods Ended 10/31/03
--------------------------------------------------------------------------------

                                                            From       Inception
                    1 year      5 years     10 years     Inception       Date
--------------------------------------------------------------------------------
Class A (NAV)         5.26%       3.98%        4.92%        7.01%        4/1/85
Class A (POP)         0.26%       2.97%        4.41%        6.73%        4/1/85
LBMB(1)               5.11%       5.56%        5.95%        8.32%        4/1/85
--------------------------------------------------------------------------------
Class B (NAV)         4.48%       3.30%           -         4.56%       10/1/95
Class B (POP)        -0.52%       3.12%           -         4.56%       10/1/95
--------------------------------------------------------------------------------
Class C (NAV)         4.57%          -            -         6.04%       11/1/99
--------------------------------------------------------------------------------
Class L (NAV)            -           -            -         3.76%      11/11/02
Class L (POP)            -           -            -         1.76%      11/11/02
--------------------------------------------------------------------------------
Class M (NAV)         5.00%       3.71%        4.65%        4.64%       10/1/93
Class M (POP)         2.95%       3.50%        4.55%        4.54%       10/1/93
--------------------------------------------------------------------------------

NOTES

(1) The Lehman Brothers Municipal Bond (LBMB) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
     Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares, (2% in the 1st year and 1% in the 2nd year) for Class L shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Class C and M shares are not available to new investors.

Income derived from this fund may be subject to federal alternative minimum tax, as well as state and/or local taxes.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.


IDEX Mutual Funds                                             Annual Report 2003

                          IDEX Federated Tax Exempt 2

IDEX Federated Tax Exempt

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts in thousands)

                                                                               Principal    Value
---------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS (97.4%)
Alabama (1.5%)
  Alabama Water Pollution Control,
    Revenue Bonds,
    5.50%, due 08/15/2023                                                       $  500      $  530
Arkansas (1.4%)
  Jefferson County Hospital Association,
    Revenue Bonds, Series B,
    5.80%, due 06/01/2021                                                          500         523
California (5.3%)
  California State,
    General Obligation Bonds,
    5.25%, due 02/01/2014                                                          500         533
  Los Angeles Water and Power Division,
    Revenue Bonds, Series A-A-1,
    5.25%, due 07/01/2019                                                          500         534
  Sacramento Municipal Utilities,
    Revenue Bonds, Series P,
    5.25%, due 08/15/2021                                                          300         317
  Torrance Memorial Medical Center,
    Revenue Bonds, Series A,
    6.00%, due 06/01/2022                                                          500         537
Colorado (1.6%)
  Colorado Department of Transportation,
    Revenue Bonds, Series A,
    5.50%, due 06/15/2015                                                          500         577
District of Columbia (1.5%)
  District of Columbia Water and Sewer
    Authority, Revenue Bonds,
    5.50%, due 10/01/2017                                                          500         565
Florida (1.5%)
  Orlando Utilities, Community Water and
    Electric Division, Revenue Bonds,
    5.25%, due 10/01/2020                                                          500         530
Georgia (1.5%)
  Clayton County Water Authority,
    Revenue Bonds,
    5.13%, due 05/01/2021                                                          500         564
Illinois (7.4%)
  Illinois Educational Facilities Authority,
    Revenue Bonds, Series A,
    5.00%, due 07/01/2026                                                          500         484
  Illinois State Partnership, Department
    of Central Management,
    Public Improvements,
    General Obligation Bonds,
    5.65%, due 07/01/2017                                                        1,000       1,102
  McHenry County Community School
    District,
    General Obligation Bonds, Series A,
    5.85%, due 01/01/2016                                                        1,000       1,110

                                                                               Principal    Value
---------------------------------------------------------------------------------------------------
Indiana (4.5%)
  Indiana State Development Finance
    Authority, Revenue Bonds,
    5.25%, due 12/01/2022                                                       $  500      $  530
  Indianapolis Gas Utility,
    Revenue Bonds, Series A,
    5.25%, due 08/15/2012                                                        1,000       1,097
Iowa (2.2%)
  Iowa State Certificate of Participation,
    Revenue Bonds,
    6.50%, due 07/01/2006                                                          775         786
Louisiana (1.4%)
  Sabine River Authority, Water Facilities,
    Revenue Bonds,
    6.20%, due 02/01/2025                                                          500         519
Massachusetts (1.5%)
  Massachusetts State Development Finance
    Agency, Revenue Bonds,
    6.38%, due 07/01/2023                                                          500         530
Michigan (5.8%)
  Cornell Michigan, Economic Development,
    Revenue Bonds,
    5.88%, due 05/01/2018                                                          500         513
  Michigan Municipal Bond Authority,
    Revenue Bonds,
    5.50%, due 10/01/2022                                                          500         582
  Michigan State Strategic Fund Ltd.,
    Revenue Bonds,
    5.45%, due 09/01/2029                                                        1,000       1,017
Minnesota (1.4%)
  Minneapolis & St. Paul Minnesota
    Housing & Redevelopment Authority,
    Revenue Bonds,
    6.00%, due 12/01/2019                                                          500         518
Mississippi (1.6%)
  Lowdes County Solid Waste Disposal &
    Pollution Control, Revenue Bonds,
    6.70%, due 04/01/2022                                                          500         569
Nevada (2.6%)
  Clark County Industrial Development,
    Revenue Bonds,
    5.45%, due 03/01/2038                                                          400         418
  Clark County School District,
    School Improvements,
    General Obligation Bonds, Series F,
    5.00%, due 06/15/2006                                                          500         542
New Hampshire (0.7%)
  New Hampshire State Housing Authority,
    Single-Family Mortgage,
    Revenue Bonds, Series C,
    6.13%, due 01/01/2020                                                          250         264

The notes to the financial statements are an integral part of this report

IDEX Mutual Funds                                             Annual Report 2003

                           IDEX Federated Tax Exempt 3

IDEX Federated Tax Exempt

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts in thousands)

                                                                              Principal      Value
---------------------------------------------------------------------------------------------------
New Mexico (0.9%)
  New Mexico Mortgage and Finance
    Authority, Revenue Bonds,
    6.05%, due 09/01/2021                                                       $  325      $  339
New York (9.7%)
  New York City Industrial Development
    Agency, Revenue Bonds,
    5.38%, due 07/01/2017                                                          250         274
  New York City Transitional Finance
    Authority, Revenue Bonds,
    Non pre-refunded,
    5.50%, due 02/15/2019                                                          640         703
  New York City Transitional Finance
    Authority, Revenue Bonds,
    Pre-refunded,
    5.50%, due 02/15/2019                                                          360         416
  New York Metropolitan Transit Authority,
    Revenue Bonds, Series A,
    5.13%, due 11/15/2022                                                          500         519
  New York State Mortgage Agency,
    Revenue Bonds, Series 95,
    5.50%, due 10/01/2017                                                          500         531
  Niagara Count Solid Waste Disposal
    Division, Revenue Bonds, Series D,
    5.55%, due 11/15/2024                                                          500         523
  Warwick Valley Central School District,
    School Improvements,
    General Obligation Bonds,
    5.50%, due 01/15/2017                                                          570         629
North Carolina (2.8%)
  North Carolina Housing and Finance
    Agency Authority, Revenue Bonds,
    5.25%, due 01/01/2022                                                          485         492
  North Carolina Municipal Power Agency,
    Revenue Bonds, Series A,
    5.50%, due 01/01/2012                                                          500         533
North Dakota (1.1%)
  North Dakota State Housing and Finance
    Authority, Revenue Bonds, Series C,
    6.00%, due 07/01/2020                                                          385         401
Ohio (5.8%)
  Ohio State Air Quality Development
    Authority, Revenue Bonds, Series A,
    6.00%, due 12/01/2013                                                          500         503
  Ohio State Infrastructure, Highway
    Improvements, Revenue Bonds,
    5.00%, due 06/15/2006                                                          500         543
  Ohio State Schools,
    General Obligation Bonds, Series A,
    5.38%, due 09/15/2017                                                          500         547
  Steubenville Hospital Improvement
    Facilities, Revenue Bonds,
    6.38%, due 10/01/2020                                                          500         527

                                                                              Principal      Value
---------------------------------------------------------------------------------------------------
Oregon (1.4%)
  Clackamas County Hospital Facilities,
    Revenue Bonds, Series A,
    5.25%, due 05/01/2021                                                       $  500      $  517
Pennsylvania (5.2%)
  Pennsylvania Housing Finance Agency,
    Single Family Mortgage,
    Revenue Bonds,
    5.00%, due 04/01/2016                                                          500         515
  Pennsylvania State Facilities Authority,
    Revenue Bonds,
    6.00%, due 01/15/2022                                                          500         526
  Pennsylvania State Higher Educational
    Facilities Authority, Revenue Bonds,
    5.25%, due 05/01/2023                                                          350         346
  Sayre, Pennsylvania Health Care Facilities,
    Revenue Bonds,
    5.75%, due 12/01/2021                                                          500         515
Puerto Rico (1.5%)
  Puerto Rico Electric Power Authority,
    Revenue Bonds, Series II,
    5.25%, due 07/01/2022                                                          500         531
Rhode Island (4.5%)
  Providence Public Building Authority,
    Revenue Bonds, Series A,
    5.70%, due 12/15/2015                                                          500         569
  Rhode Island Clean Water Financing
    Agency, Revenue Bonds,
    5.80%, due 09/01/2022                                                        1,000       1,070
South Carolina (1.4%)
  Lexington County School District,
    General Obligation Bonds,
    5.13%, due 03/01/2023                                                          500         520
South Dakota (1.4%)
  South Dakota Housing Development
    Agency, Revenue Bonds, Series C,
    5.35%, due 05/01/2022                                                          500         515
Tennessee (3.6%)
  Memphis-Shelby County, Tennessee
    Airport, Revenue Bonds,
    5.00%, due 09/01/2009                                                          500         544
  Sullivan County Health & Educational
    Housing Facilities Board Review,
    Revenue Bonds,
    6.25%, due 09/01/2022                                                          250         261
  Tennessee Housing Development
    Agency, Revenue Bonds,
    5.38%, due 01/01/2018                                                          500         523
Texas (3.4%)
  Houston Port Authority, Harris County,
    General Obligation Bonds, Series A,
    5.50%, due 10/01/2024                                                          500         528

The notes to the financial statements are an integral part of this report

IDEX Mutual Funds                                             Annual Report 2003

                           IDEX Federated Tax Exempt 4

IDEX Federated Tax Exempt

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts in thousands)

                                                    Principal       Value
--------------------------------------------------------------------------------
Texas (continued)
  Kingsbridge Municipal Utility District,
    General Obligation Bonds,
    5.38%, due 03/01/2015                            $   500       $   539
  Sabine River Authority of Texas,
    Revenue Bonds, Series A,
    5.80%, due 07/01/2022                                165           167
Virginia (1.5%)
  Virginia Commonwealth Transportation
    Board, Revenue Bonds, Series B,
    4.50%, due 05/15/2008                                500           545
Washington (4.5%)
  Northwest Washington Electric,
    Revenue Bonds, Series A,
    5.75%, due 07/01/2018                                500           555
  Port Seattle Washington Pollution
    Control, Revenue Bonds,
    5.25%, due 09/01/2021                                500           525
  University of Washington, Student
    Facilities Improvements,
    Revenue Bonds,
    5.88%, due 06/01/2016                                500           569

                                                    Principal       Value
--------------------------------------------------------------------------------
Wisconsin (2.1%)
  Wisconsin State Health & Educational
    Facilities Authority, Revenue Bonds,
    5.75%, due 08/15/2025                            $   500       $   508
  Wisconsin State Health Facilities,
    Revenue Bonds,
    6.00%, due 07/01/2021                                250           259
Wyoming (3.2%)
  Wyoming State Farm Loan Board,
    Capital Facilities, Revenue Bonds,
    5.75%, due 10/01/2020                              1,000         1,154
                                                                   -------
Total Long-Term Municipal Bonds (cost: $33,565)
                                                                    35,572
                                                                   -------
SHORT-TERM MUNICIPAL BONDS (1.1%)
  Indiana Health Facilities Financing
    Authority, Revenue Bonds,
    1.02%, due 03/01/2030 (a)                            400           400
                                                                   -------
Total Short-Term Municipal Bonds (cost: $400)
                                                                       400
                                                                   -------
Total Investment Securities (cost: $33,965)
                                                                   $35,972
                                                                   =======
SUMMARY:
  Investments, at value                                 98.5%      $35,972
  Other assets in excess of liabilities                  1.5%          545
                                                     -------       -------
  Net assets                                           100.0%      $36,517
                                                     =======       =======

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  Floating or variable rate note. Rate is listed as of October 31, 2003.

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                          IDEX Federated Tax Exempt 5

IDEX Federated Tax Exempt

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $33,965)                $ 35,972
  Cash                                                                 86
  Receivables:
     Shares of beneficial interest sold                                17
     Interest                                                         497
  Other                                                                 5
                                                                 --------
                                                                   36,577
                                                                 --------
Liabilities:
  Accounts payable and accrued liabilities:
     Shares of beneficial interest redeemed                             1
     Management and advisory fees                                       3
     Distribution fees                                                 20
     Transfer agent fees                                               11
  Dividends to shareholders                                             1
  Other                                                                24
                                                                 --------
                                                                       60
                                                                 --------
Net Assets                                                       $ 36,517
                                                                 ========
Net Assets Consist of:
  Shares of beneficial interest, unlimited shares authorized     $ 35,361
  Undistributed net investment income (loss)                           64
  Accumulated net realized gain (loss) from investment
     securities and futures contracts                                (914)
  Net unrealized appreciation (depreciation) on investment
     securities                                                     2,006
                                                                 --------
Net Assets                                                       $ 36,517
                                                                 ========
Shares Outstanding:
  Class A                                                           1,619
  Class B                                                             846
  Class C                                                             358
  Class L                                                             139
  Class M                                                             160
Net Asset Value Per Share:
  Class A                                                        $  11.70
  Class B                                                           11.69
  Class C                                                           11.70
  Class L                                                           11.69
  Class M                                                           11.70
Maximum Offering Price Per Share (a):
  Class A                                                        $  12.28
  Class M                                                           11.82

(a) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, and L shares represents offering price. The redemption price for Classes B, L, and M shares equals net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the year ended October 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                                        $ 1,984
                                                                  -------
Expenses:
  Management and advisory fees                                        245
  Transfer agent fees                                                  71
  Printing and shareholder reports                                      8
  Custody fees                                                         22
  Administration fees                                                  38
  Legal fees                                                            3
  Auditing and accounting fees                                         19
  Trustees fees                                                         3
  Registration fees                                                    66
  Other                                                                 3
  Distribution and service fees:
     Class A                                                           71
     Class B                                                          119
     Class C                                                           50
     Class L                                                           11
     Class M                                                           15
                                                                  -------
  Total expenses                                                      744
  Less:
     Advisory fee waiver                                              (70)
                                                                  -------
  Net expenses                                                        674
                                                                  -------
Net Investment Income (Loss)                                        1,310
                                                                  -------
Net Realized Gain (Loss) from:
  Investment securities                                                36
  Futures contracts                                                    66
                                                                  -------
                                                                      102
Net Increase (Decrease) Unrealized Appreciation
  (Depreciation) on:
  Investment securities                                               553
                                                                  -------
Net Gain (Loss) on Investment Securities and Futures
  Contracts                                                           655
                                                                  -------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                                 $ 1,965
                                                                  =======

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                          IDEX Federated Tax Exempt 6

IDEX Federated Tax Exempt

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                              October 31,   October 31,
                                                 2003          2002
                                              -----------   -----------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                 $  1,310      $  1,127
  Net realized gain (loss) from investment
     securities and futures contracts               102            26
  Net unrealized appreciation
     (depreciation) on investment
     securities                                     553            73
                                               ---------     ---------
                                                  1,965         1,226
                                               ---------     ---------
Distributions to Shareholders:
  From net investment income:
     Class A                                       (704)         (718)
     Class B                                       (338)         (233)
     Class C                                       (141)          (84)
     Class L                                        (31)            -
     Class M                                        (80)          (82)
                                               ---------     ---------
                                                 (1,294)       (1,117)
                                               ---------     ---------
  From net realized gains:
     Class A                                          -             -
     Class B                                          -             -
     Class C                                          -             -
     Class L                                          -             -
     Class M                                          -             -
                                               ---------     ---------
                                                      -             -
                                               ---------     ---------
Capital Share Transactions:
  Proceeds from shares sold:
     Class A                                     12,413        14,209
     Class B                                      2,696         8,223
     Class C                                      1,764         5,904
     Class L                                      2,135             -
     Class M                                        168         1,219
                                               ---------     ---------
                                                 19,176        29,555
                                               ---------     ---------
  Dividends and distributions reinvested:
     Class A                                        533           524
     Class B                                        225           151
     Class C                                         73            68
     Class L                                         21             -
     Class M                                         65            65
                                               ---------     ---------
                                                    917           808
                                               ---------     ---------
  Cost of shares redeemed:
     Class A                                    (14,819)      (17,500)
     Class B                                     (5,234)       (2,677)
     Class C                                     (2,980)       (2,376)
     Class L                                       (533)            -
     Class M                                     (1,294)         (821)
                                               ---------     ---------
                                                (24,860)      (23,374)
                                               ---------     ---------
                                                 (4,767)        6,989
                                               ---------     ---------
Net increase (decrease) in net assets            (4,096)        7,098
                                               ---------     ---------
Net Assets:
  Beginning of year                              40,613        33,515
                                               ---------     ---------
  End of year                                  $ 36,517      $ 40,613
                                               =========     =========
Undistributed Net Investment Income (Loss)     $     64      $     48
                                               =========     =========

                                              October 31,   October 31,
                                                 2003          2002
                                              -----------   -----------
Share Activity:
  Shares issued:
     Class A                                      1,067         1,245
     Class B                                        231           718
     Class C                                        152           516
     Class L                                        183             -
     Class M                                         14           105
                                                  -----         -----
                                                  1,647         2,584
                                                  -----         -----
  Shares issued-reinvested from distributions:
     Class A                                         46            46
     Class B                                         20            13
     Class C                                          6             6
     Class L                                          2             -
     Class M                                          6             6
                                                  -----         -----
                                                     80            71
                                                  -----         -----
  Shares redeemed:
     Class A                                     (1,272)       (1,539)
     Class B                                       (448)         (236)
     Class C                                       (256)         (209)
     Class L                                        (46)            -
     Class M                                       (110)          (72)
                                                -------        ------
                                                 (2,132)       (2,056)
                                                -------       -------
Net increase (decrease) in shares
  outstanding                                      (405)          599
                                                =======       =======

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                          IDEX Federated Tax Exempt 7

IDEX Federated Tax Exempt

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                          For a share of beneficial interest outstanding throughout each period
                         -----------------------------------------------------------------------------------------------------------
                                                 Investment Operations                       Distributions
                                     -------------------------------------------   -------------------------------------
                         Net Asset                                                                                         Net Asset
             For the       Value,         Net         Net Realized                  From Net    From Net                    Value,
             Period      Beginning     Investment    and Unrealized      Total     Investment   Realized       Total          End
          Ended (d)(g)   of Period   Income (Loss)     Gain (Loss)    Operations     Income       Gains    Distributions   of Period
------------------------------------------------------------------------------------------------------------------------------------
Class A    10/31/2003    $ 11.51        $ 0.41          $ 0.19         $ 0.60      $ (0.41)     $    -       $ (0.41)      $ 11.70
           10/31/2002      11.44          0.38            0.14           0.52        (0.45)          -         (0.45)        11.51
           10/31/2001      10.91          0.40            0.56           0.96        (0.43)          -         (0.43)        11.44
           10/31/2000      10.60          0.44            0.42           0.86        (0.44)      (0.11)        (0.55)        10.91
           10/31/1999      11.94          0.44           (1.14)         (0.70)       (0.44)      (0.20)        (0.64)        10.60
------------------------------------------------------------------------------------------------------------------------------------
Class B    10/31/2003      11.51          0.34            0.17           0.51        (0.33)          -         (0.33)        11.69
           10/31/2002      11.44          0.30            0.11           0.41        (0.34)          -         (0.34)        11.51
           10/31/2001      10.90          0.34            0.56           0.90        (0.36)          -         (0.36)        11.44
           10/31/2000      10.59          0.37            0.42           0.79        (0.37)      (0.11)        (0.48)        10.90
           10/31/1999      11.94          0.35           (1.14)         (0.79)       (0.36)      (0.20)        (0.56)        10.59
------------------------------------------------------------------------------------------------------------------------------------
Class C    10/31/2003      11.51          0.34            0.18           0.52        (0.33)          -         (0.33)        11.70
           10/31/2002      11.44          0.29            0.12           0.41        (0.34)          -         (0.34)        11.51
           10/31/2001      10.90          0.65            0.25           0.90        (0.36)          -         (0.36)        11.44
           10/31/2000      10.59          0.37            0.42           0.79        (0.37)      (0.11)        (0.48)        10.90
------------------------------------------------------------------------------------------------------------------------------------
Class L    10/31/2003      11.59          0.33            0.10           0.43        (0.33)          -         (0.33)        11.69
------------------------------------------------------------------------------------------------------------------------------------
Class M    10/31/2003      11.51          0.38            0.19           0.57        (0.38)          -         (0.38)        11.70
           10/31/2002      11.44          0.36            0.09           0.45        (0.38)          -         (0.38)        11.51
           10/31/2001      10.91          0.40            0.53           0.93        (0.40)          -         (0.40)        11.44
           10/31/2000      10.59          0.42            0.42           0.84        (0.41)      (0.11)        (0.52)        10.91
           10/31/1999      11.94          0.39           (1.14)         (0.75)       (0.40)      (0.20)        (0.60)        10.59
------------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                        -----------------------------------------------------------------------
                                                           Ratio of Expenses
                                         Net Assets,           to Average          Net Investment
             For the                        End of           Net Assets (a)         Income (Loss)     Portfolio
             Period          Total          Period      -----------------------      to Average       Turnover
            Ended (g)     Return (c)       (000's)       Net (e)     Total (f)     Net Assets (a)     Rate (b)
---------------------------------------------------------------------------------------------------------------
Class A    10/31/2003       5.26%         $ 18,948        1.35%       1.52%             3.53%            22%
           10/31/2002       4.26            20,469        1.35        1.46              3.63             55
           10/31/2001       8.99            23,190        1.35        1.48              3.80             35
           10/31/2000       8.38            16,999        1.35        1.68              4.14             67
           10/31/1999      (6.23)           20,996        1.35        1.50              3.83             36
---------------------------------------------------------------------------------------------------------------
Class B    10/31/2003       4.48             9,897        2.00        2.17              2.88             22
           10/31/2002       3.63            12,019        2.00        2.11              2.98             55
           10/31/2001       8.32             6,276        2.00        2.13              3.15             35
           10/31/2000       7.72             1,728        2.00        2.33              3.49             67
           10/31/1999      (6.89)            1,253        2.00        2.15              3.18             36
---------------------------------------------------------------------------------------------------------------
Class C    10/31/2003       4.57             4,182        2.00        2.17              2.88             22
           10/31/2002       3.63             5,247        2.00        2.11              2.98             55
           10/31/2001       8.32             1,636        2.00        2.13              3.15             35
           10/31/2000       7.72               195        2.00        2.33              3.49             67
---------------------------------------------------------------------------------------------------------------
Class L    10/31/2003       3.76             1,621        2.00        2.17              2.88             22
---------------------------------------------------------------------------------------------------------------
Class M    10/31/2003       5.00             1,869        1.60        1.77              3.28             22
           10/31/2002       4.02             2,878        1.60        1.71              3.38             55
           10/31/2001       8.73             2,413        1.60        1.73              3.55             35
           10/31/2000       8.13             2,014        1.60        1.93              3.89             67
           10/31/1999      (6.56)            2,193        1.60        1.75              3.58             36
---------------------------------------------------------------------------------------------------------------

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                           IDEX Federated Tax Exempt 8

IDEX Federated Tax Exempt

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ended 10/31/2001, 10/31/2002, and 10/31/2003.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) The inception date for the Fund's offering of share classes C and L are as follows:
        Class C - November 1, 1999
        Class L - November 11, 2002

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                           IDEX Federated Tax Exempt 9

IDEX Federated Tax Exempt

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At October 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

IDEX Mutual Funds is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX Federated Tax Exempt ("the Fund"), part of IDEX Mutual Funds, began operations on April 1, 1985.

In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers five classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. Effective November 11, 2002, Class C and M shares were closed to new investors. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Trustees and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2003, was paying an interest rate of 0.75%.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Futures contracts: The Fund may enter into futures contracts to manage exposure to market, interest rate or currency fluctuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with futures contracts are imperfect correlation between the change in market value of the securities held and the prices of futures contracts; the possibility of an illiquid market and inability of the counterparty to meet the contract terms.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

    0.60% of ANA

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    1.00% Expense Limit

If total fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

IDEX Mutual Funds                                             Annual Report 2003

                          IDEX Federated Tax Exempt 10

IDEX Federated Tax Exempt

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The 12b-1 fee for the Fund is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Class A                       0.35%
  Class B                       1.00%
  Class C                       1.00%
  Class L                       1.00%
  Class M                       0.60%

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, L, M and certain A share redemptions. For the year ended October 31, 2003, the underwriter commissions were as follows:

  Received by Underwriter                $ 61
  Retained by Underwriter                  10
  Contingent Sales Charges                 67

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at a cost and is reimbursed monthly.

Transfer agent fees: The Fund incurs ATIS annual per-account charges (not in thousands) of $20.00 for each open shareholder account and $1.63 for each closed account maintained, and certain out of pocket expenses.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any IDEX Fund. At October 31, 2003, invested plan amounts was $4. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.


NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2003, are as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                             $ 8,808
  U.S. Government                                                       -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                              12,038
  U.S. Government                                                       -

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets primarily due to short-term gains being treated as ordinary income for tax purposes. Distributed and undistributed ordinary income is tax exempt. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                               $ 1,117
       Long-term capital gains                             -
     2003 Distributions paid from:
       Ordinary income                               $ 1,294
       Long-term capital gains                             -

The tax basis components of distributable earnings as of October 31, 2003, are as follows:

     Undistributed Ordinary Income                   $    71
                                                     =======
     Undistributed Long-term Capital Gains           $     -
                                                     =======
     Capital Loss Carryforward                       $  (914)
                                                     =======
     Net Unrealized Appreciation (Depreciation)      $ 2,007
                                                     =======

The capital loss carryforward utilized as of October 31, 2003 was $102. The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss
Carryforward            Available through
------------            -----------------
  $ 914                 October 31, 2008

IDEX Mutual Funds                                             Annual Report 2003

                          IDEX Federated Tax Exempt 11

IDEX Federated Tax Exempt

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 4-(continued)

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2003, are as follows:

     Federal Tax Cost Basis                         $33,965
                                                    ========
     Unrealized Appreciation                        $ 2,020
     Unrealized (Depreciation)                          (13)
                                                    --------
     Net Unrealized Appreciation (Depreciation)     $ 2,007
                                                    ========


IDEX Mutual Funds                                             Annual Report 2003

                          IDEX Federated Tax Exempt 12

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Trustees and Shareholders of IDEX Federated Tax Exempt

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of IDEX Federated Tax Exempt (the "Fund") (one of the portfolios constituting the IDEX Mutual Funds) at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
December 18, 2003


IDEX Mutual Funds                                             Annual Report 2003

                          IDEX Federated Tax Exempt 13

IDEX Great Companies-America(SM)

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

Recently we have been exposed to scandals in the California governor's race, mutual fund companies that traded after hours, chief executive officers going to trial for a variety of indiscretions, U.S. soldiers dying in Iraq, and a host of other negative events. Last year when similar scandals were announced, the market dropped 200 points a day, and we found ourselves mired in a severe bear market. Today, however, investors took these events in stride.

Why does the news of the day have such a different impact on the market in 2003 than it did in 2002 and 2001? Frankly, it has to do with a number of factors including, but not limited to: lower interest rates, higher consumer confidence ratings and stronger corporate earnings.

These events, combined with a host of other factors, have turned the market mind set from a negative to a positive orientation, and have resulted in a significant market push upwards. Investors who pulled out of the market when it was down have missed a significant market rally.

PERFORMANCE

For the year ended October 31, 2003, IDEX Great Companies-America(SM) returned 14.64%. By comparison its benchmark, the Standard and Poor's 500 Composite Stock Index, returned 20.79%.

STRATEGY REVIEW

The IDEX Great Companies-America(SM) strategy performed in line with our expectations.

/s/ James H. Huguet

James H. Huguet

/s/ Matthew C. Stephani

Matthew C. Stephani

/s/ Gerald W. Bollman

Gerald W. Bollman
Co-Fund Managers
Great Companies, L.L.C.


IDEX Mutual Funds                                             Annual Report 2003

                       IDEX Great Companies-America(SM) 1

IDEX Great Companies-America(SM)

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Growth of $10,000
Inception of 7/14/00 through 10/31/03
Investment less sales charges - $9,452

[The following table was depicted as a mountain chart in the printed material.]

      DATE             Class A             S&P 500
-----------------   --------------     --------------
    7/14/2000            9,452             10,000
    9/30/2000            9,631              9,540
   12/31/2000           10,301              8,794
    3/31/2001            8,686              7,752
    6/30/2001            8,979              8,205
    9/30/2001            8,157              7,001
   12/31/2001            9,064              7,750
    3/31/2002            9,055              7,771
    6/30/2002            7,599              6,730
    9/30/2002            6,758              5,568
   12/31/2002            7,108              6,038
    3/31/2003            6,976              5,847
    6/30/2003            7,865              6,747
    9/30/2003            8,044              6,926
   10/31/2003            8,290              7,317

Average Annual Total Return for Periods Ended 10/31/03
--------------------------------------------------------------------------------

                                    From       Inception
                     1 year      Inception       Date
--------------------------------------------------------
Class A (NAV)         14.64%        -3.90%      7/14/00
Class A (POP)          8.34%        -5.54%      7/14/00
S&P 500(1)            20.79%        -9.04%      7/14/00
--------------------------------------------------------
Class B (NAV)         13.96%        -4.57%      7/14/00
Class B (POP)          8.96%        -5.16%      7/14/00
--------------------------------------------------------
Class C (NAV)         13.96%        -4.57%      7/14/00
--------------------------------------------------------
Class L (NAV)             -         14.11%     11/11/02
Class L (POP)             -         12.11%     11/11/02
--------------------------------------------------------
Class M (NAV)         14.06%        -4.47%      7/14/00
Class M (POP)         11.92%        -4.76%      7/14/00
--------------------------------------------------------

NOTES

(1) The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
    Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B, (2% in the 1st year and 1% in the 2nd year) for Class L shares shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Class C and M shares are not available to new investors.

Investments in a "non-diversified" fund may be subject to specific risks such as susceptibility to single economic political, or regulatory events, and may be subject to greater loss than investments in a diversified fund.

The management of this fund is based on a specific philosophy and on proprietary systems and methodology. There is no guarantee the fund will achieve its objectives.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.


IDEX Mutual Funds                                             Annual Report 2003

                       IDEX Great Companies-America(SM) 2

IDEX Great Companies-America(SM)

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts except share amounts in thousands)

                                                   Shares        Value
--------------------------------------------------------------------------------
COMMON STOCKS (97.2%)
Aerospace (7.9%)
  United Technologies Corporation                  131,902     $ 11,171
Beverages (3.9%)
  Coca-Cola Company (The)                           60,000        2,784
  PepsiCo, Inc.                                     57,600        2,754
Business Services (10.4%)
  First Data Corporation (a)                       232,200        8,290
  Omnicom Group, Inc. (a)                           80,800        6,448
Chemicals & Allied Products (8.9%)
  Colgate-Palmolive Company                        111,000        5,904
  Procter & Gamble Company (The)                    68,000        6,684
Commercial Banks (7.6%)
  Bank of New York Company, Inc. (The)             205,100        6,397
  Citigroup Inc.                                    90,600        4,294
Computer & Office Equipment (3.0%)
  International Business Machines Corporation       46,800        4,188
Electronic & Other Electric Equipment (6.9%)
  General Electric Company                         335,100        9,721
Electronic Components & Accessories (4.0%)
  Texas Instruments Incorporated                   193,601        5,599
Insurance (4.2%)
  American International Group, Inc.                97,100        5,907
Insurance Agents, Brokers & Service (3.6%)
  Marsh & McLennan Companies, Inc.                 120,200        5,139
Medical Instruments & Supplies (2.5%)
  Medtronic, Inc.                                   76,900        3,504
Paper & Allied Products (4.7%)
  3M Company                                        85,000        6,704
Pharmaceuticals (19.8%)
  Abbott Laboratories                              235,100       10,020
  Johnson & Johnson                                116,300        5,853
  Pfizer Inc.                                      192,900        6,095
  Wyeth                                            138,600        6,118
Security & Commodity Brokers (9.8%)
  Goldman Sachs Group, Inc. (The)                   29,200        2,742
  Lehman Brothers Holdings Inc.                     93,800        6,754
  Merrill Lynch & Co., Inc.                         74,600        4,416
                                                               --------
Total Common Stocks (cost: $130,145)                            137,486
                                                               --------

                                                    Principal              Value
----------------------------------------------------------------------------------
SECURITY LENDING COLLATERAL (3.6%)
Debt (3.2%)
Bank Notes (0.4%)
  Canadian Imperial Bank of Commerce
    1.12%, due 11/04/2003                           $      220            $    220
  Fleet National Bank
    1.06%, due 01/21/2004                                  308                 308
Euro Dollar Terms (1.8%)
  Bank of Montreal
    1.03%, due 11/13/2003                           $      176            $    176
    1.04%, due 11/14/2003                                  155                 155
  Bank of Nova Scotia (The)
    1.06%, due 11/12/2003                                   88                  88
  Bank of Scotland
    1.04%, due 11/14/2003                                  176                 176
  Citigroup Inc.
    1.08%, due 01/05/2004                                  264                 264
  Credit Agricole Indosuez
    1.08%, due 01/06/2004                                  194                 194
  Den Danske Bank
    1.04%, due 11/10/2003                                   88                  88
    1.08%, due 01/20/2004                                  264                 264
  Royal Bank of Canada
    1.04%, due 11/24/2003                                  220                 220
    1.06%, due 12/08/2003                                   88                  88
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/15/2004                                  264                 264
  SouthTrust Bank
    1.08%, due 01/16/2004                                  264                 264
  Wells Fargo & Company
    1.04%, due 11/20/2003                                  264                 264
Promissory Notes (0.2%)
  Goldman Sachs Group, Inc. (The)
    1.15%, due 11/03/2003                                  308                 308
Repurchase Agreements (0.8%) (b)
  Goldman Sachs Group, Inc. (The)
    1.10% Repurchase Agreement dated
    10/31/2003 to be repurchased at $88
    on 11/03/2003                                           88                  88
  Merrill Lynch & Co., Inc.
    1.10% Repurchase Agreement dated
    10/31/2003 to be repurchased at $1,011
    on 11/03/2003                                        1,011               1,011

                                                    Shares          Value
--------------------------------------------------------------------------------
Investment Companies (0.4%)
Money Market Funds (0.4%)
  Merrimac Cash Series Fund-
    Premium Class
    1-day yield of 0.97%                            615,981       $     616
                                                                  ---------
Total Security Lending Collateral (cost: $5,056)                      5,056
                                                                  ---------
Total Investment Securities (cost: $135,201)                      $ 142,542
                                                                  =========
SUMMARY:
  Investments, at value                               100.8%      $ 142,542
  Liabilities in excess of other assets                (0.8)%        (1,171)
                                                    -------       ---------
  Net assets                                          100.0%      $ 141,371
                                                    =======       =========

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                       IDEX Great Companies-America(SM) 3

IDEX Great Companies-America(SM)

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At October 31, 2003

NOTES TO SCHEDULE OF INVESTMENTS:

(a) At October 31, 2003, all or a portion of this security is on loan (see Note
    1). The value at October 31, 2003, of all securities on loan is $4,932.

(b) Cash collateral for the Repurchase Agreements, valued at $1,122, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%-10.18% and 06/01/2004-12/31/2049, respectively.

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                       IDEX Great Companies-America(SM) 4

IDEX Great Companies-America(SM)

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $135,201)
     (including $4,932 of securities loaned)                      $ 142,542
  Cash                                                                4,398
  Receivables:
     Shares of beneficial interest sold                                 199
     Interest                                                             1
     Dividends                                                          235
  Other                                                                  10
                                                                  ---------
                                                                    147,385
                                                                  ---------
Liabilities:
  Accounts payable and accrued liabilities:
     Shares of beneficial interest redeemed                             660
     Management and advisory fees                                        77
     Distribution fees                                                   91
     Transfer agent fees                                                 65
  Payable for securities on loan                                      5,056
  Other                                                                  65
                                                                  ---------
                                                                      6,014
                                                                  ---------
Net Assets                                                        $ 141,371
                                                                  =========
Net Assets Consist of:
  Shares of beneficial interest, unlimited shares authorized      $ 157,981
  Accumulated net investment income (loss)                               (2)
  Accumulated net realized gain (loss) from investment
     securities                                                     (23,948)
  Net unrealized appreciation (depreciation) on investment
     securities                                                       7,340
                                                                  ---------
Net Assets                                                        $ 141,371
                                                                  =========
Shares Outstanding:
  Class A                                                             5,589
  Class B                                                             7,256
  Class C                                                             1,952
  Class L                                                               522
  Class M                                                             1,036
Net Asset Value Per Share:
  Class A                                                         $    8.77
  Class B                                                              8.57
  Class C                                                              8.57
  Class L                                                              8.57
  Class M                                                              8.60
Maximum Offering Price Per Share (a):
  Class A                                                         $    9.28
  Class M                                                              8.69

(a) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, and L shares represents offering price. The redemption price for Classes B, L, and M shares equals net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the year ended October 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                              $    13
  Dividends                                               2,189
     Income from loaned securities-net                        9
                                                        -------
                                                          2,211
                                                        -------
Expenses:
  Management and advisory fees                            1,106
  Transfer agent fees                                       465
  Printing and shareholder reports                           72
  Custody fees                                               19
  Administration fees                                        31
  Legal fees                                                  9
  Auditing and accounting fees                               19
  Trustees fees                                              10
  Registration fees                                          68
  Other                                                       7
  Distribution and service fees:
     Class A                                                195
     Class B                                                560
     Class C                                                161
     Class L                                                 20
     Class M                                                 78
                                                        -------
  Total expenses                                          2,820
  Less:
     Advisory fee waiver                                   (148)
                                                        -------
  Net expenses                                            2,672
                                                        -------
Net Investment Income (Loss)                               (461)
                                                        -------
Net Realized and Unrealized Gain (Loss):
  Realized gain (loss) from investment securities       (12,017)
  Increase (decrease) in unrealized appreciation
     (depreciation) on investment securities             31,487
                                                        -------
Net Gain (Loss) on Investment Securities                 19,470
                                                        -------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                            $19,009
                                                        =======

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                       IDEX Great Companies-America(SM) 5

IDEX Great Companies-America(SM)

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                               October 31,     October 31,
                                                  2003            2002
                                               -----------     -----------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                  $    (461)      $    (791)
  Net realized gain (loss) from investment
     securities                                   (12,017)         (7,169)
  Net unrealized appreciation
     (depreciation) on investment
     securities                                    31,487         (18,467)
                                                ---------       ---------
                                                   19,009         (26,427)
                                                ---------       ---------
Distributions to Shareholders:
  From net investment income:
     Class A                                            -               -
     Class B                                            -               -
     Class C                                            -               -
     Class L                                            -               -
     Class M                                            -               -
                                                ---------       ---------
                                                        -               -
                                                ---------       ---------
  From net realized gains:
     Class A                                            -               -
     Class B                                            -               -
     Class C                                            -               -
     Class L                                            -               -
     Class M                                            -               -
                                                ---------       ---------
                                                        -               -
                                                ---------       ---------
Capital Share Transactions:
  Proceeds from shares sold:
     Class A                                       24,736          43,241
     Class B                                       14,569          37,954
     Class C                                        2,235          13,762
     Class L                                        4,415               -
     Class M                                        1,696           7,063
                                                ---------       ---------
                                                   47,651         102,020
                                                ---------       ---------
  Dividends and distributions reinvested:
     Class A                                            -               -
     Class B                                            -               -
     Class C                                            -               -
     Class L                                            -               -
     Class M                                            -               -
                                                ---------       ---------
                                                        -               -
                                                ---------       ---------
  Cost of shares redeemed:
     Class A                                      (39,467)        (16,357)
     Class B                                      (12,855)        (14,179)
     Class C                                       (4,009)         (5,739)
     Class L                                         (261)              -
     Class M                                       (2,623)         (3,754)
                                                ---------       ---------
                                                  (59,215)        (40,029)
                                                ---------       ---------
                                                  (11,564)         61,991
                                                ---------       ---------
Net increase (decrease) in net assets               7,445          35,564
                                                ---------       ---------
Net Assets:
  Beginning of year                               133,926          98,362
                                                ---------       ---------
  End of year                                   $ 141,371       $ 133,926
                                                =========       =========
Accumulated Net Investment Income (Loss)        $      (2)      $      (3)
                                                =========       =========
Share Activity:
  Shares issued:
     Class A                                        3,165           4,955
     Class B                                        1,828           4,256
     Class C                                          284           1,547
     Class L                                          554               -
     Class M                                          216             790
                                                ---------       ---------
                                                    6,047          11,548
                                                ---------       ---------
  Shares issued-reinvestment from
     distributions:
     Class A                                            -               -
     Class B                                            -               -
     Class C                                            -               -
     Class L                                            -               -
     Class M                                            -               -
                                                ---------       ---------
                                                        -               -
                                                ---------       ---------
  Shares redeemed:
     Class A                                       (4,833)         (1,977)
     Class B                                       (1,654)         (1,767)
     Class C                                         (520)           (706)
     Class L                                          (32)              -
     Class M                                         (335)           (456)
                                                ---------       ---------
                                                   (7,374)         (4,906)
                                                ---------       ---------
Net increase (decrease) in shares
  outstanding                                      (1,327)          6,642
                                                =========       =========

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                        IDEX Great Companies-America(SM) 6

IDEX Great Companies-America(SM)

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                          For a share of beneficial interest outstanding throughout each period
                         -----------------------------------------------------------------------------------------------------------
                                                 Investment Operations                         Distributions
                                     --------------------------------------------  -------------------------------------
                          Net Asset                                                                                        Net Asset
              For the       Value,         Net         Net Realized                 From Net    From Net                    Value,
              Period      Beginning     Investment    and Unrealized      Total    Investment   Realized       Total          End
           Ended (d)(g)   of Period   Income (Loss)     Gain (Loss)    Operations    Income       Gains    Distributions   of Period
------------------------------------------------------------------------------------------------------------------------------------
Class A     10/31/2003    $   7.65      $       -        $   1.12       $   1.12       $ -         $ -          $ -        $   8.77
            10/31/2002        8.96          (0.01)          (1.30)         (1.31)        -           -            -            7.65
            10/31/2001       10.58          (0.02)          (1.60)         (1.62)        -           -            -            8.96
            10/31/2000       10.00              -            0.58           0.58         -           -            -           10.58
------------------------------------------------------------------------------------------------------------------------------------
Class B     10/31/2003        7.52          (0.05)           1.10           1.05         -           -            -            8.57
            10/31/2002        8.87          (0.08)          (1.27)         (1.35)        -           -            -            7.52
            10/31/2001       10.56          (0.08)          (1.61)         (1.69)        -           -            -            8.87
            10/31/2000       10.00          (0.02)           0.58           0.56         -           -            -           10.56
------------------------------------------------------------------------------------------------------------------------------------
Class C     10/31/2003        7.52          (0.05)           1.10           1.05         -           -            -            8.57
            10/31/2002        8.87          (0.08)          (1.27)         (1.35)        -           -            -            7.52
            10/31/2001       10.56          (0.08)          (1.61)         (1.69)        -           -            -            8.87
            10/31/2000       10.00          (0.02)           0.58           0.56         -           -            -           10.56
------------------------------------------------------------------------------------------------------------------------------------
Class L     10/31/2003        7.51          (0.05)           1.11           1.06         -           -            -            8.57
------------------------------------------------------------------------------------------------------------------------------------
Class M     10/31/2003        7.54          (0.04)           1.10           1.06         -           -            -            8.60
            10/31/2002        8.89          (0.07)          (1.28)         (1.35)        -           -            -            7.54
            10/31/2001       10.56          (0.08)          (1.59)         (1.67)        -           -            -            8.89
            10/31/2000       10.00          (0.02)           0.58           0.56         -           -            -           10.56
------------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                        -----------------------------------------------------------------------
                                                           Ratio of Expenses
                                         Net Assets,           to Average          Net Investment
             For the                        End of           Net Assets (a)         Income (Loss)     Portfolio
             Period          Total          Period      -----------------------      to Average       Turnover
            Ended (g)     Return (c)       (000's)       Net (e)     Total (f)     Net Assets (a)     Rate (b)
---------------------------------------------------------------------------------------------------------------
Class A    10/31/2003        14.64%        $ 49,040        1.55%        1.66%            0.05%           54%
           10/31/2002       (14.59)          55,508        1.55         1.66            (0.16)           28
           10/31/2001       (15.35)          38,345        1.55         1.78            (0.18)           65
           10/31/2000         5.81           13,377        1.55         3.38            (0.08)            2
---------------------------------------------------------------------------------------------------------------
Class B    10/31/2003        13.96           62,205        2.20         2.31            (0.60)           54
           10/31/2002       (15.26)          53,256        2.20         2.31            (0.81)           28
           10/31/2001       (15.98)          40,769        2.20         2.43            (0.83)           65
           10/31/2000         5.62            7,839        2.20         4.03            (0.73)            2
---------------------------------------------------------------------------------------------------------------
Class C    10/31/2003        13.96           16,738        2.20         2.31            (0.60)           54
           10/31/2002       (15.26)          16,452        2.20         2.31            (0.81)           28
           10/31/2001       (15.98)          11,953        2.20         2.43            (0.83)           65
           10/31/2000         5.62            2,875        2.20         4.03            (0.73)            2
---------------------------------------------------------------------------------------------------------------
Class L    10/31/2003        14.11            4,474        2.20         2.31            (0.60)           54
---------------------------------------------------------------------------------------------------------------
Class M    10/31/2003        14.06            8,914        2.10         2.21            (0.50)           54
           10/31/2002       (15.15)           8,710        2.10         2.21            (0.71)           28
           10/31/2001       (15.88)           7,296        2.10         2.33            (0.73)           65
           10/31/2000         5.65            1,744        2.10         3.93            (0.63)            2
---------------------------------------------------------------------------------------------------------------


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                       IDEX Great Companies-America(SM) 7

IDEX Great Companies-America(SM)

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)

NOTES TO FINANCIAL HIGHLIGHTS

(a) Annualized.

(b) Not annualized for periods of less than one year.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ended 10/31/2001, 10/31/2002, and 10/31/2003.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) IDEX Great Companies-America(SM) ("the Fund") commenced operations on July 14, 2000. The inception date for the Fund's offering of share Class L was November 11, 2002.


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                        IDEX Great Companies-America(SM) 8

IDEX Great Companies-America(SM)

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At October 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

IDEX Mutual Funds is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX Great Companies-America(SM) ("the Fund"), part of IDEX Mutual Funds, began operations on July 14, 2000. The Fund is "non-diversified" under the 1940 Act.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers five classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. Effective November 11, 2002, Class C and M shares were closed to new investors. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Trustees and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2003, was paying an interest rate of 0.75%.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $2 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are included in Investment securities at value on the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.


IDEX Mutual Funds                                             Annual Report 2003

                       IDEX Great Companies-America(SM) 9

IDEX Great Companies-America(SM)

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Great Companies, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following stated break points:

    0.80% of the first $500 million of ANA
    0.70% of ANA over $500 million

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    1.20% Expense Limit

If total fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

                    Advisory Fee       Available for
                       Waived        Recapture Through
                   --------------   ------------------
Fiscal Year 2003         148              10/31/2006
Fiscal Year 2002         146              10/31/2005
Fiscal Year 2001         166              10/31/2004

For the year ended October 31, 2003, ATFA has voluntarily agreed to waive the recapture of $ 80 reimbursed expenses that were otherwise eligible for recapture.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The 12b-1 fee for the Fund is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Class A            0.35%
  Class B            1.00%
  Class C            1.00%
  Class L            1.00%
  Class M            0.90%

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, L, M and certain A share redemptions. For the year ended October 31, 2003, the underwriter commissions were as follows:

     Received by Underwriter      $ 270
     Retained by Underwriter         35
     Contingent Sales Charges       218

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at a cost and is reimbursed monthly.

Transfer agent fees: The Fund incurs ATIS annual per-account charges (not in thousands) of $20.00 for each open shareholder account and $1.63 for each closed account maintained, and certain out of pocket expenses.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any IDEX Fund. At October 31, 2003, the value of invested plan amounts was $4. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2003, are as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 72,222
  U.S. Government                                           -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                  76,516
  U.S. Government                                           -


IDEX Mutual Funds                                             Annual Report 2003

                       IDEX Great Companies-America(SM) 10

IDEX Great Companies-America(SM)

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Shares of beneficial interest, unlimited shares
       authorized                                       $ (462)
     Accumulated net investment income (loss)              462
     Accumulated net realized gain (loss) from
       investment securities                                 -

The tax basis components of distributable earnings as of October 31, 2003, are as follows:

     Undistributed Ordinary Income                  $       -
                                                    =========
     Undistributed Long-term Capital Gains          $       -
                                                    =========
     Capital Loss Carryforward                      $ (21,213)
                                                    =========
     Net Unrealized Appreciation (Depreciation)     $   4,606
                                                    =========

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

 Capital Loss
 Carryforward           Available through
--------------          ------------------
$     4,113             October 31, 2009
      6,883             October 31, 2010
     10,217             October 31, 2011

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2003, are as follows:

     Federal Tax Cost Basis                         $ 137,937
                                                    =========
     Unrealized Appreciation                        $  12,403
     Unrealized (Depreciation)                         (7,797)
                                                    ---------
     Net Unrealized Appreciation (Depreciation)     $   4,606
                                                    =========


IDEX Mutual Funds                                             Annual Report 2003

                       IDEX Great Companies-America(SM) 11

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Trustees and Shareholders of IDEX Great Companies-America(SM)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of IDEX Great Companies- America(SM) (the "Fund") (one of the portfolios constituting the IDEX Mutual Funds) at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
December 18, 2003


IDEX Mutual Funds                                             Annual Report 2003

                       IDEX Great Companies-America(SM) 12

IDEX Great Companies-Technology(SM)

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

The rise in market prices caught many by surprise in the spring and summer of 2003, but by autumn the improvement began to make sense. The report of the fastest growth in Gross Domestic Product in almost twenty years gave confidence to investors that profits and stock prices might have a long-term future. The general news still includes war, scandal and nervousness about the sustainability of world economic growth; however the fundamentals appear to have been repaired.

The past few quarters demonstrated the integration of the world economy and the interdependence of companies and industries. As movement toward additional deregulation of world trade proceeds, together with an increasing movement to lower tax rates overseas, we believe that the resumption of world growth rates and productivity improvements should translate into higher confidence in the sustainability of this recovery.

PERFORMANCE

For the year ended October 31, 2003, IDEX Great Companies-Technology(SM) returned 41.02%. By comparison its benchmark, the NASDAQ Composite Index, returned 45.31%. The portfolio holds very high quality, large capitalization stocks that rose less during recent months than smaller capitalization stocks that bounced from extremely depressed levels.

STRATEGY REVIEW

No investor can know the future and sometimes even the present is murky. After the absurd heights of 1999 and 2000 valuations, science and technology stock valuations in the past year probed levels that implied no growth in revenues or profits -- ever again. Now, prices have risen sufficiently to levels that make investing in technology stocks a challenge. Implied growth is now much closer to historical levels, so getting estimates right is now very important to portfolio performance.

Companies are reporting substantially better results than they or investors had previously expected. That underscores the reality that even company managements are incapable of seeing future results with any clarity. Now that the fundamental underpinnings of stock prices seem more solid, investors have lifted stock prices to reflect the change. Yet many are correctly skeptical that extrapolation of current results are what got investors in trouble in recent years. As we have said in previous commentary, there is no substitute for examining each company in minute detail and understanding the basis for its business results. And even then, no forecast of the future is without the possibility of error.

/s/ James H. Huguet

James H. Huguet

/s/ Matthew C. Stephani

Matthew C. Stephani

/s/ Gerald W. Bollman

Gerald W. Bollman
Co-Fund Managers
Great Companies, L.L.C.


IDEX Mutual Funds                                             Annual Report 2003

                      IDEX Great Companies-Technology(SM) 1

IDEX Great Companies-Technology(SM)

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Growth of $10,000
Inception of 7/14/00 through 10/31/03
Investment less sales charges - $9,452

[The following table was depicted as a mountain chart in the printed material.]

      DATE                    Class A          NASDAQ Composite
-----------------         ---------------    -------------------
    7/14/2000                   9,452              10,000
    9/30/2000                   8,000               8,650
   12/31/2000                   5,990               5,818
    3/31/2001                   4,177               4,334
    6/30/2001                   4,446               5,088
    9/30/2001                   2,912               3,530
   12/31/2001                   3,932               4,593
    3/31/2002                   3,894               4,346
    6/30/2002                   2,751               3,446
    9/30/2002                   2,042               2,760
   12/31/2002                   2,382               3,145
    3/31/2003                   2,486               3,159
    6/30/2003                   2,921               3,822
    9/30/2003                   3,214               4,208
   10/31/2003                   3,413               4,551

Average Annual Total Return for Periods Ended 10/31/03
--------------------------------------------------------------------------------

                                        From       Inception
                         1 year      Inception       Date
------------------------------------------------------------
Class A (NAV)             41.02%       -26.59%      7/14/00
Class A (POP)             33.26%       -27.84%      7/14/00
NASDAQ Composite(1)       45.31%       -21.25%      7/14/00
------------------------------------------------------------
Class B (NAV)             40.40%       -27.21%      7/14/00
Class B (POP)             35.40%       -27.66%      7/14/00
------------------------------------------------------------
Class C (NAV)             40.40%       -27.21%      7/14/00
------------------------------------------------------------
Class L (NAV)                 -         43.27%     11/11/02
Class L (POP)                 -         41.27%     11/11/02
------------------------------------------------------------
Class M (NAV)             40.24%       -27.15%      7/14/00
Class M (POP)             37.84%       -27.37%      7/14/00
------------------------------------------------------------

NOTES

(1) The NASDAQ Composite (NASDAQ Composite) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source:
    Standard & Poor's Micropal(R)(C) Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares, (2% in the 1st year and 1% in the 2nd year) for Class L shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Class C and M shares are not available to new investors.

Investing in technology stocks generally involves greater volatility and risks, so an investment in the fund may not be appropriate for everyone.

Investments in a "non-diversified" fund may be subject to specific risks such as susceptibility to single economic political, or regulatory events, and may be subject to greater loss than investments in a diversified fund.

The management of this fund is based on a specific philosophy and on proprietary systems and methodology. There is no guarantee the fund will achieve its objectives.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.


IDEX Mutual Funds                                             Annual Report 2003

                      IDEX Great Companies-Technology(SM) 2

IDEX Great Companies-Technology(SM)

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts except share amounts in thousands)

                                                 Shares         Value
--------------------------------------------------------------------------------
COMMON STOCKS (90.8%)
Business Services (9.9%)
  eBay Inc. (a)                                   30,600      $  1,712
  First Data Corporation (b)                     203,583         7,268
Communications Equipment (3.8%)
  UTStarcom, Inc. (a)(b)                         108,454         3,416
Computer & Data Processing Services (19.0%)
  Electronic Arts Inc. (a)                        59,500         5,893
  Microsoft Corporation                          213,300         5,578
  Symantec Corporation (a)                        58,700         3,912
  Yahoo! Inc. (a)                                 42,700         1,866
Computer & Office Equipment (19.7%)
  Cisco Systems, Inc. (a)                        165,700         3,476
  Dell Computer Corporation (a)                  136,800         4,941
  EMC Corporation (a)                            265,700         3,678
  International Business Machines
    Corporation                                   64,800         5,798
Electronic Components & Accessories (20.4%)
  Analog Devices, Inc. (a)                        70,500         3,125
  Integrated Circuit Systems, Inc. (a)            55,700         1,870
  Intel Corporation                               98,524         3,256
  Maxim Integrated Products                       58,700         2,918
  Texas Instruments Incorporated                 130,300         3,768
  Xilinx, Inc. (a)                               115,300         3,656
Industrial Machinery & Equipment (2.1%)
  Applied Materials, Inc. (a)                     81,900         1,914
Instruments & Related Products (4.6%)
  Waters Corporation (a)                         132,400         4,161
Manufacturing Industries (4.7%)
  International Game Technology                  129,400         4,238
Pharmaceuticals (6.6%)
  Amgen Inc. (a)                                  69,200         4,274
  Genentech, Inc. (a)                             21,400         1,754
                                                              --------
Total Common Stocks (cost: $70,545)                             82,472
                                                              --------

                                                 Principal        Value
--------------------------------------------------------------------------------
SECURITY LENDING COLLATERAL (8.8%)
Debt (7.7%)
Bank Notes (0.9%)
  Canadian Imperial Bank of Commerce
    1.12%, due 11/04/2003                       $      346      $    346
  Fleet National Bank
    1.06%, due 01/21/2004                              484           484
Euro Dollar Terms (4.4%)
  Bank of Montreal
    1.03%, due 11/13/2003                              277           277
    1.04%, due 11/14/2003                              243           243
Euro Dollar Terms (continued)
  Bank of Nova Scotia (The)
    1.06%, due 11/12/2003                       $      139      $    139
  Bank of Scotland
    1.04%, due 11/14/2003                              277           277
  Citigroup Inc.
    1.08%, due 01/05/2004                              416           416
  Credit Agricole Indosuez
    1.08%, due 01/06/2004                              305           305
  Den Danske Bank
    1.04%, due 11/10/2003                              139           139
    1.08%, due 01/20/2004                              416           416
  Royal Bank of Canada
    1.04%, due 11/24/2003                              346           346
    1.06%, due 12/08/2003                              139           139
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/15/2004                              416           416
  SouthTrust Bank
    1.08%, due 01/16/2004                              416           416
  Wells Fargo & Company
    1.04%, due 11/20/2003                              416           416
Promissory Notes (0.5%)
  Goldman Sachs Group, Inc. (The)
    1.15%, due 11/03/2003                              485           485
Repurchase Agreements (1.9%) (c)
  Goldman Sachs Group, Inc. (The)
    1.10% Repurchase Agreement dated
    10/31/2003 to be repurchased at $139
    on 11/03/2003                                      139           139
  Merrill Lynch & Co., Inc.
    1.10% Repurchase Agreement dated
    10/31/2003 to be repurchased at $1,593
    on 11/03/2003                                    1,593         1,593

                                                    Shares        Value
--------------------------------------------------------------------------------
Investment Companies (1.1%)
Money Market Funds (1.1%)
  Merrimac Cash Series Fund-
    Premium Class
    1-day yield of 0.97%                            970,045      $    970
                                                                 --------
Total Security Lending Collateral (cost: $7,962)                    7,962
                                                                 --------
Total Investment Securities (cost: $78,507)                      $ 90,434
                                                                 ========
SUMMARY:
  Investments, at value                                99.6%     $ 90,434
  Other assets in excess of liabilities                 0.4%          346
                                                    -------      --------
  Net assets                                          100.0%     $ 90,780
                                                    =======      ========

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

(b) At October 31, 2003, all or a portion of this security is on loan (see Note
    1). The value at October 31, 2003, of all securities on loan is $7,765.

(c) Cash collateral for the Repurchase Agreements, valued at $1,767, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%-10.18% and 06/01/2004-12/31/2049, respectively.


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                      IDEX Great Companies-Technology(SM) 3

IDEX Great Companies-Technology(SM)

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $78,507)
     (including $7,765 of securities loaned)                   $ 90,434
  Cash                                                            8,632
  Receivables:
     Shares of beneficial interest sold                             617
     Interest                                                         2
     Dividends                                                       34
  Other                                                              10
                                                               --------
                                                                 99,729
                                                               --------
Liabilities:
  Investment securities purchased                                   714
  Accounts payable and accrued liabilities:
     Shares of beneficial interest redeemed                         134
     Management and advisory fees                                    53
     Distribution fees                                               32
     Transfer agent fees                                             21
  Payable for securities on loan                                  7,962
  Other                                                              33
                                                               --------
                                                                  8,949
                                                               --------
Net Assets                                                     $ 90,780
                                                               ========
Net Assets Consist of:
  Shares of beneficial interest, unlimited shares authorized   $ 95,298
  Undistributed net investment income (loss)                          -
  Accumulated net realized gain (loss) from investment
     securities                                                 (16,445)
  Net unrealized appreciation (depreciation) on investment
     securities                                                  11,927
                                                               --------
Net Assets                                                     $ 90,780
                                                               ========
Shares Outstanding:
  Class A                                                        21,679
  Class B                                                         2,242
  Class C                                                           675
  Class L                                                           211
  Class M                                                           432
Net Asset Value Per Share:
  Class A                                                      $   3.61
  Class B                                                          3.51
  Class C                                                          3.51
  Class L                                                          3.51
  Class M                                                          3.52
Maximum Offering Price Per Share (a):
  Class A                                                      $   3.82
  Class M                                                          3.56

(a) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, and L shares represents offering price. The redemption price for Classes B, L, and M shares equals net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the year ended October 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                             $     12
  Dividends                                                 112
  Income from loaned securities-net                           2
                                                       --------
                                                            126
                                                       --------
Expenses:
  Management and advisory fees                              318
  Transfer agent fees                                       143
  Printing and shareholder reports                           20
  Custody fees                                               11
  Administration fees                                        28
  Legal fees                                                  2
  Auditing and accounting fees                               20
  Trustees fees                                               3
  Registration fees                                          66
  Other                                                       2
  Distribution and service fees:
     Class A                                                108
     Class B                                                 56
     Class C                                                 19
     Class L                                                  1
     Class M                                                 12
                                                       --------
  Total expenses                                            809
  Less:
     Advisory fee waiver                                   (138)
                                                       --------
  Net expenses                                              671
                                                       --------
Net Investment Income (Loss)                               (545)
                                                       --------
Net Realized and Unrealized Gain (Loss):
  Realized gain (loss) from investment securities        (1,484)
  Increase (decrease) in unrealized appreciation
     (depreciation) on investment securities             17,809
                                                       --------
Net Gain (Loss) on Investment Securities                 16,325
                                                       --------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                           $ 15,780
                                                       ========


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                      IDEX Great Companies-Technology(SM) 4

IDEX Great Companies-Technology(SM)

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                                   October 31,    October 31,
                                                      2003           2002
                                                   -----------    -----------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                      $   (545)      $   (319)
  Net realized gain (loss) from investment
     securities                                       (1,484)        (8,549)
  Net unrealized appreciation
     (depreciation) on investment
     securities                                       17,809          2,243
                                                    --------       --------
                                                      15,780         (6,625)
                                                    --------       --------
Distributions to Shareholders:
  From net investment income:
     Class A                                               -              -
     Class B                                               -              -
     Class C                                               -              -
     Class L                                               -              -
     Class M                                               -              -
                                                    --------       --------
                                                           -              -
                                                    --------       --------
  From net realized gains:
     Class A                                               -              -
     Class B                                               -              -
     Class C                                               -              -
     Class L                                               -              -
     Class M                                               -              -
                                                    --------       --------
                                                           -              -
                                                    --------       --------
Capital Share Transactions:
  Proceeds from shares sold:
     Class A                                          63,338          5,713
     Class B                                           3,041          2,928
     Class C                                             989            919
     Class L                                             733              -
     Class M                                             669            835
                                                    --------       --------
                                                      68,770         10,395
                                                    --------       --------
  Dividends and distributions reinvested:
     Class A                                               -              -
     Class B                                               -              -
     Class C                                               -              -
     Class L                                               -              -
     Class M                                               -              -
                                                    --------       --------
                                                           -              -
                                                    --------       --------
  Cost of shares redeemed:
     Class A                                          (4,133)        (3,274)
     Class B                                          (1,512)        (2,231)
     Class C                                            (538)          (722)
     Class L                                             (39)             -
     Class M                                            (776)          (552)
                                                    --------       --------
                                                      (6,998)        (6,779)
                                                    --------       --------
                                                      61,772          3,616
                                                    --------       --------
Net increase (decrease) in net assets                 77,552         (3,009)
                                                    --------       --------
Net Assets:
  Beginning of year                                   13,228         16,237
                                                    --------       --------
  End of year                                       $ 90,780       $ 13,228
                                                    ========       ========
Undistributed Net Investment Income (Loss)          $      -       $     (1)
                                                    ========       ========
Share Activity:
  Shares issued:
     Class A                                          20,626          1,560
     Class B                                           1,020            788
     Class C                                             359            235
     Class L                                             222              -
     Class M                                             226            223
                                                    --------       --------
                                                      22,453          2,806
                                                    --------       --------
  Shares issued-reinvested from distributions:
     Class A                                               -              -
     Class B                                               -              -
     Class C                                               -              -
     Class L                                               -              -
     Class M                                               -              -
                                                    --------       --------
                                                           -              -
                                                    --------       --------
  Shares redeemed:
     Class A                                          (1,465)        (1,000)
     Class B                                            (516)          (709)
     Class C                                            (181)          (208)
     Class L                                             (11)             -
     Class M                                            (268)          (170)
                                                    --------       --------
                                                      (2,441)        (2,087)
                                                    --------       --------
Net increase (decrease) in shares
  outstanding                                         20,012            719
                                                    ========       ========


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                      IDEX Great Companies-Technology(SM) 5

IDEX Great Companies-Technology(SM)

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                           For a share of beneficial interest outstanding throughout each period
                         -----------------------------------------------------------------------------------------------------------
                                                 Investment Operations                         Distributions
                                     --------------------------------------------  -------------------------------------
                          Net Asset                                                                                        Net Asset
              For the       Value,         Net         Net Realized                 From Net    From Net                    Value,
              Period      Beginning     Investment    and Unrealized      Total    Investment   Realized       Total          End
           Ended (d)(g)   of Period   Income (Loss)     Gain (Loss)    Operations    Income       Gains    Distributions   of Period
------------------------------------------------------------------------------------------------------------------------------------
Class A     10/31/2003    $   2.56     $   (0.04)        $   1.09       $   1.05      $   -       $   -         $ -        $   3.61
            10/31/2002        3.63         (0.05)           (1.02)         (1.07)         -           -           -            2.56
            10/31/2001        7.93         (0.06)           (4.24)         (4.30)         -           -           -            3.63
            10/31/2000       10.00             -            (2.07)         (2.07)         -           -           -            7.93
------------------------------------------------------------------------------------------------------------------------------------
Class B     10/31/2003        2.50         (0.06)            1.07           1.01          -           -           -            3.51
            10/31/2002        3.58         (0.08)           (1.00)         (1.08)         -           -           -            2.50
            10/31/2001        7.91         (0.10)           (4.23)         (4.33)         -           -           -            3.58
            10/31/2000       10.00         (0.02)           (2.07)         (2.09)         -           -           -            7.91
------------------------------------------------------------------------------------------------------------------------------------
Class C     10/31/2003        2.50         (0.06)            1.07           1.01          -           -           -            3.51
            10/31/2002        3.58         (0.08)           (1.00)         (1.08)         -           -           -            2.50
            10/31/2001        7.91         (0.09)           (4.24)         (4.33)         -           -           -            3.58
            10/31/2000       10.00         (0.02)           (2.07)         (2.09)         -           -           -            7.91
------------------------------------------------------------------------------------------------------------------------------------
Class L     10/31/2003        2.45         (0.06)            1.12           1.06          -           -           -            3.51
------------------------------------------------------------------------------------------------------------------------------------
Class M     10/31/2003        2.51         (0.05)            1.06           1.01          -           -           -            3.52
            10/31/2002        3.59         (0.07)           (1.01)         (1.08)         -           -           -            2.51
            10/31/2001        7.92         (0.09)           (4.24)         (4.33)         -           -           -            3.59
            10/31/2000       10.00         (0.01)           (2.07)         (2.08)         -           -           -            7.92
------------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                        -----------------------------------------------------------------------
                                                           Ratio of Expenses
                                         Net Assets,           to Average          Net Investment
             For the                        End of           Net Assets (a)         Income (Loss)     Portfolio
             Period          Total          Period      -----------------------      to Average       Turnover
            Ended (g)     Return (c)       (000's)       Net (e)     Total (f)     Net Assets (a)     Rate (b)
---------------------------------------------------------------------------------------------------------------
Class A    10/31/2003        41.02%        $ 78,289        1.55%        1.90%           (1.23)%          24%
           10/31/2002       (29.45)           6,445        1.55         2.61            (1.40)           64
           10/31/2001       (54.26)           7,106        1.55         2.68            (1.04)           58
           10/31/2000       (20.66)           6,322        1.55         5.55            (0.64)           11
---------------------------------------------------------------------------------------------------------------
Class B    10/31/2003        40.40            7,864        2.20         2.55            (1.88)           24
           10/31/2002       (30.12)           4,348        2.20         3.26            (2.05)           64
           10/31/2001       (54.80)           5,938        2.20         3.33            (1.69)           58
           10/31/2000       (20.86)           3,295        2.20         6.20            (1.29)           11
---------------------------------------------------------------------------------------------------------------
Class C    10/31/2003        40.40            2,366        2.20         2.55            (1.88)           24
           10/31/2002       (30.12)           1,245        2.20         3.26            (2.05)           64
           10/31/2001       (54.80)           1,683        2.20         3.33            (1.69)           58
           10/31/2000       (20.86)           1,443        2.20         6.20            (1.29)           11
---------------------------------------------------------------------------------------------------------------
Class L    10/31/2003        43.27              739        2.20         2.55            (1.88)           24
---------------------------------------------------------------------------------------------------------------
Class M    10/31/2003        40.24            1,522        2.10         2.45            (1.78)           24
           10/31/2002       (29.99)           1,190        2.10         3.16            (1.95)           64
           10/31/2001       (54.71)           1,510        2.10         3.23            (1.59)           58
           10/31/2000       (20.83)             710        2.10         6.10            (1.19)           11
---------------------------------------------------------------------------------------------------------------


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                      IDEX Great Companies-Technology(SM) 6

IDEX Great Companies-Technology(SM)

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)

NOTES TO FINANCIAL HIGHLIGHTS

(a) Annualized.

(b) Not annualized for periods of less than one year.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ended 10/31/2001, 10/31/2002, and 10/31/2003.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) IDEX Great Companies-Technology(SM) ("the Fund") commenced operations on July 14, 2000. The inception date for the Fund's offering of share Class L was November 11, 2002.


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                      IDEX Great Companies-Technology(SM) 7

IDEX Great Companies-Technology(SM)

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At October 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

IDEX Mutual Funds is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX Great Companies-Technology(SM) ("the Fund"), part of IDEX Mutual Funds, began operations on July 14, 2000. The Fund is "non-diversified" under the 1940 Act.

In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers five classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. Effective November 11, 2002, Class C and M shares were closed to new investors. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Trustees and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2003, was paying an interest rate of 0.75%.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $1 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are included in Investment securities at value in the Statement of Assets and Liabilities and remain in the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

Income from securities lending is included in the Statement of Operations. The amounts of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.


IDEX Mutual Funds                                             Annual Report 2003

                      IDEX Great Companies-Technology(SM) 8

IDEX Great Companies-Technology(SM)

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (ie: through the assets allocation funds)

                                       Net          % of
                                     Assets      Net Assets
                                   ----------   -----------
IDEX Asset Allocation
  Conservative Portfolio           $ 9,035            9%
IDEX Asset Allocation Growth        12,565           13%
IDEX Asset Allocation Moderate
  Growth                            24,341           25%
IDEX Asset Allocation Moderate      22,298           23%
                                                   ----
                                                     70%
                                                   ====

Great Companies, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following stated break points:

    0.80% of the first $500 million of ANA
    0.70% of ANA over $500 million

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    1.20% Expense Limit

If total fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

                    Advisory Fee       Available for
                       Waived        Recapture Through
                   --------------   ------------------
Fiscal Year 2003        138              10/31/2006
Fiscal Year 2002        193              10/31/2005
Fiscal Year 2001        192              10/31/2004

For the year ended October 31, 2003, ATFA has voluntarily agreed to waive the recapture of $ 83 reimbursed expenses that were otherwise eligible for recapture.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The 12b-1 fee for the Fund is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Class A            0.35%
  Class B            1.00%
  Class C            1.00%
  Class L            1.00%
  Class M            0.90%

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, L, M and certain A share redemptions. For the year ended October 31, 2003, the underwriter commissions were as follows:

     Received by Underwriter      $ 40
     Retained by Underwriter         5
     Contingent Sales Charges       17

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Transfer agent fees: The Fund incurs ATIS annual per-account charges (not in thousands) of $20.00 for each open shareholder account and $1.63 for each closed account maintained, and certain out of pocket expenses.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any IDEX Fund. At October 31, 2003, the value of invested plan amounts was $1. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.


IDEX Mutual Funds                                             Annual Report 2003

                      IDEX Great Companies-Technology(SM) 9

IDEX Great Companies-Technology(SM)

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2003, are as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 62,318
  U.S. Government                                           -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                   8,934
  U.S. Government                                           -

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Shares of beneficial interest, unlimited
       shares authorized                            $ (546)
     Undistributed net investment income (loss)        546
     Accumulated net realized gain (loss) from
       investment securities                             -

The tax basis components of distributable earnings as of October 31, 2003, are as follows:

     Undistributed Ordinary Income                  $       -
                                                    =========
     Undistributed Long-term Capital Gains          $       -
                                                    =========
     Capital Loss Carryforward                      $ (14,661)
                                                    =========
     Net Unrealized Appreciation (Depreciation)     $  10,143
                                                    =========

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

 Capital Loss
 Carryforward   Available through
-------------- ------------------
 $     5,516    October 31, 2009
       7,851    October 31, 2010
       1,294    October 31, 2011

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2003, are as follows:

     Federal Tax Cost Basis                         $ 80,291
                                                    ========
     Unrealized Appreciation                        $ 11,952
     Unrealized (Depreciation)                        (1,809)
                                                    --------
     Net Unrealized Appreciation (Depreciation)     $ 10,143
                                                    ========


IDEX Mutual Funds                                             Annual Report 2003

                      IDEX Great Companies-Technology(SM) 10

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Trustees and Shareholders of IDEX Great Companies-Technology(SM)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of IDEX Great Companies-Technology(SM) (the "Fund") (one of the portfolios constituting the IDEX Mutual Funds) at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
December 18, 2003


IDEX Mutual Funds                                             Annual Report 2003

                      IDEX Great Companies-Technology(SM) 11

IDEX Isabelle Small Cap Value

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

Early on, investors were again taken for a roller-coaster ride from anxious anticipation of an economic recovery to despair when expectations were not met. Recently, though, that instability seems to have given way to a steady upswing, and with it a nascent market rally picked up steam. As measured by the Russell 2000 Index ("Russell 2000"), small capitalization issues, which can respond more quickly to economic stimulus, performed quite well, handily out performing all of the major indexes, save the Nasdaq Composite Index, essentially matching it.

The war with Iraq has wound down to a dull roar, while on the home front, interest rates remain low, liquidity appears to be ample, and economic performance is generally improving. Inflation remains in check as worker productivity is up stunningly, reducing the pressure to raise prices in the face of escalating commodity prices. The sky is not cloudless however, and although today's observations suggest further economic gains, vigilance is warranted, particularly on the geopolitical front.

PERFORMANCE

For the year ended October 31, 2003, IDEX Isabelle Small Cap Value returned 42.35%. By comparison its benchmark, the Russell 2000, returned 43.37%.

STRATEGY REVIEW

Ironwood Capital Management's investment philosophy focuses on finding excess economic value. As the tone of the general economy and business climate changes, we would expect to find different kinds of companies with such characteristics, but the analysis is always based on seeking those companies whose economic value, which is a function of net assets and expected cash flows, relative to the cost of the capital required to create them, greatly exceeds the current market price of the company's common stock.

The investment approach is one of stock selection and is bottom-up. We build the portfolio company-by-company, case-by-case. As all good "value" investors should, we want to buy "something for nothing." However, unlike many value-oriented funds, we do not arbitrarily invest in only those companies that fit a certain set of statistical valuation criteria, but rather go wherever economic value is to be found. For example, over the past year, the portfolio has benefited from such diverse sources as ARIAD Pharmaceuticals, Inc., a biotechnology company, Ditech Communications Corporation, a provider of communications equipment, as well as from Tesoro Petroleum Corporation, a petroleum refiner. Portfolio winners were far more numerous, but there were losers. The apparently strengthening economy left some of our manufacturing and consumer goods companies still struggling, with DT Industries, Inc. ("DT Industries"), an automation equipment supplier, AK Steel Holding Corporation, and Oneida Ltd. ("Oneida"), the well-known flatware producer, all down.

/s/ Warren J. Isabelle

Warren J. Isabelle
Fund Manager
Ironwood Capital Management, LLC


IDEX Mutual Funds                                             Annual Report 2003

                        IDEX Isabelle Small Cap Value 1

IDEX Isabelle Small Cap Value

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Growth of $10,000
Inception of 4/2/01 through 10/31/03
Investment less sales charges - $9,452

[The following table was depicted as a mountain chart in the printed material.]

      DATE                   Class A                Russell 2000
----------------        ------------------    ----------------------
     4/2/2001                  9,452                  10,000
    6/30/2001                 11,238                  11,429
    9/30/2001                  9,159                   9,053
   12/31/2001                 10,539                  10,962
    3/31/2002                 11,739                  11,398
    6/30/2002                 11,531                  10,446
    9/30/2002                  8,516                   8,211
   12/31/2002                  8,894                   8,716
    3/31/2003                  7,959                   8,325
    6/30/2003                 10,417                  10,275
    9/30/2003                 11,551                  11,208
   10/31/2003                 12,231                  12,149

Average Annual Total Return for Periods Ended 10/31/03
--------------------------------------------------------------------------------

                                    From       Inception
                     1 year      Inception       Date
--------------------------------------------------------
Class A (NAV)         42.35%        10.49%       4/2/01
Class A (POP)         34.52%         8.09%       4/2/01
Russell 2000(1)       43.37%         7.81%       4/2/01
--------------------------------------------------------
Class B (NAV)         41.76%         9.79%       4/2/01
Class B (POP)         36.76%         8.78%       4/2/01
--------------------------------------------------------
Class C (NAV)         41.76%         9.79%       4/2/01
--------------------------------------------------------
Class L (NAV)             -         41.29%     11/11/02
Class L (POP)             -         39.29%     11/11/02
--------------------------------------------------------
Class M (NAV)         41.78%         9.89%       4/2/01
Class M (POP)         39.36%         9.46%       4/2/01
--------------------------------------------------------

NOTES

(1) The Russell 2000 (Russell 2000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source:
    Standard & Poor's Micropal(R)(C) Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares, (2% in the 1st year and 1% in the 2nd year) for Class L shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Class C and M shares are not available to new investors.

Investing in small cap stocks generally involves greater risk and volatility, therefore an investment in the fund may not be appropriate for everyone.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.


IDEX Mutual Funds                                             Annual Report 2003

                        IDEX Isabelle Small Cap Value 2

IDEX Isabelle Small Cap Value

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts except share amounts in thousands)

                                                            Shares             Value
----------------------------------------------------------------------------------------
COMMON STOCKS (86.9%)
Agriculture (1.0%)
  Chiquita Brands International, Inc. (a)                   106,300         $   1,967
Apparel Products (1.2%)
  Innovo Group Inc. (a)(b)                                  187,500               827
  Tommy Hilfiger Corporation (a)                            116,700             1,714
Automotive (3.6%)
  GenCorp Inc.                                              295,400             2,797
  National R.V. Holdings, Inc. (a)                          308,200             3,329
  Transpro, Inc. (a)(b)                                     335,200             1,337
Business Services (2.2%)
  Idine Rewards Network Inc. (a)(b)                         229,600             2,507
  Teletech Holdings, Inc. (a)                               151,500               997
  Westaff, Inc. (a)                                         431,900               998
Chemicals & Allied Products (8.3%)
  American Vanguard Corporation                             113,850             3,370
  Crompton Corporation                                      714,500             3,829
  Olin Corporation                                          140,400             2,444
  PolyOne Corporation                                       934,700             4,515
  Strategic Diagnostics Inc. (a)                            190,900               892
  Terra Nitrogen Company, L.P.                              382,600             1,913
Communications Equipment (3.6%)
  Ditech Communications Corporation (a)                     171,900             1,814
  EMS Technologies, Inc. (a)                                118,300             2,106
  SeaChange International, Inc. (a)                          34,900               537
  Sycamore Networks, Inc. (a)                               590,700             2,954
Computer & Office Equipment (2.7%)
  Agilysys, Inc.                                            245,110             2,520
  Hypercom Corporation (a)                                  221,700             1,091
  Imation Corp.                                              57,000             1,941
Construction (1.4%)
  Quanta Services, Inc. (a)                                 348,800             2,853
Electric Services (1.2%)
  Duquesne Light Holdings, Inc.                             149,400             2,401
Electronic & Other Electric Equipment (2.3%)
  Lamson & Sessions Co. (The) (a)                           307,000             1,857
  Magnetek, Inc. (a)                                        455,200             2,772
Electronic Components & Accessories (0.9%)
  Woodhead Industries, Inc.                                 114,500             1,809
Fabricated Metal Products (4.5%)
  Global Power Equipment Group Inc. (a)                     500,700             2,959
  Material Sciences Corporation (a)                         261,100             2,449
  Shaw Group Inc. (The) (a)(b)                              282,000             3,849
Food & Kindred Products (1.0%)
  Poore Brothers, Inc. (a)                                  450,200             2,071
Health Services (2.3%)
  Hanger Orthopedic Group, Inc. (a)                         146,800             2,503
  U.S. Physical Therapy, Inc. (a)                           146,500             2,108
Holding & Other Investment Offices (1.4%)
  4Kids Entertainment, Inc. (a)                             121,100         $   2,961
Industrial Machinery & Equipment (4.5%)
  DT Industries, Inc. (a)                                   856,700               908
  JLG Industries, Inc.                                      119,200             1,423
  NACCO Industries, Inc.-Class A                             59,800             4,712
  Newpark Resources, Inc. (a)                               561,000             2,255
Instruments & Related Products (2.5%)
  Analogic Corporation                                       58,200             2,540
  Sypris Solutions, Inc.                                    189,400             2,650
Insurance (1.4%)
  Allmerica Financial Corporation (a)                       106,500             2,836
Insurance Agents, Brokers & Service (1.2%)
  Hilb, Rogal and Hamilton Company                           68,100             2,044
  National Medical Health Card Systems, Inc. (a)             21,400               321
Leather & Leather Products (1.0%)
  Steven Madden, Ltd. (a)                                    91,400             1,959
Management Services (0.9%)
  First Consulting Group, Inc. (a)                          333,800             1,816
Manufacturing Industries (1.1%)
  Oneida Ltd.                                               454,300             2,149
Medical Instruments & Supplies (0.4%)
  Celsion Corporation (a)                                   895,400               851
Oil & Gas Extraction (7.3%)
  Denbury Resources Inc. (a)                                210,900             2,662
  Harvest Natural Resources, Inc. (a)                       133,500               910
  Magnum Hunter Resources, Inc. (a)                         446,400             3,861
  Mission Resources Corporation (a)                         377,300               943
  Southwestern Energy Company (a)(b)                        120,700             2,342
  Willbros Group, Inc. (a)                                  366,400             4,265
Paper & Allied Products (2.2%)
  Graphic Packaging Corporation (a)                         661,000             2,551
  Wausau-Mosinee Paper Corporation                          157,700             1,949
Petroleum Refining (1.9%)
  Tesoro Petroleum Corporation (a)(b)                       338,400             3,858
Pharmaceuticals (10.2%)
  ARIAD Pharmaceuticals, Inc. (a)                           985,500             6,987
  Avigen, Inc. (a)(b)                                       104,200               702
  Chattem, Inc. (a)                                         114,800             1,684
  Durect Corporation (a)(b)                                 404,200               901
  EPIX Medical, Inc. (a)                                    122,900             2,275
  PRAECIS Pharmaceuticals Incorporated (a)                  620,400             4,299
  Sirna Therapeutics, Inc. (a)(b)                            89,200               698
  Theragenics Corporation[RegTM] (a)                        305,100             1,358
  United Therapeutics Corporation (a)(b)                    110,800             2,230
Primary Metal Industries (2.7%)
  Commonwealth Industries, Inc.                             592,200             4,057
  RTI International Metals, Inc. (a)                        127,800             1,535


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                         IDEX Isabelle Small Cap Value 3

IDEX Isabelle Small Cap Value

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                   Shares        Value
--------------------------------------------------------------------------------
Printing & Publishing (1.0%)
  Paxar Corporation (a)                           176,800     $   2,118
Radio, Television & Computer Stores (3.4%)
  InterTAN, Inc. (a)                              406,100         4,272
  Tweeter Home Entertainment Group, Inc. (a)      320,700         2,678
Research & Testing Services (1.0%)
  Maxygen, Inc. (a)                               207,900         1,975
Retail Trade (0.4%)
  PC Mall, Inc. (a)                                94,200           795
Stone, Clay & Glass Products (0.5%)
  Apogee Enterprises, Inc.                         88,400           924
Telecommunications (1.8%)
  D&E Communications, Inc.                        137,040         1,931
  Lightbridge, Inc. (a)                           191,300         1,836
Textile Mill Products (1.1%)
  Russell Corporation                             118,800         2,172
Transportation & Public Utilities (0.5%)
  Navigant International, Inc. (a)                 61,900           933
Wholesale Trade Durable Goods (2.3%)
  A.M. Castle & Co (a)                            466,900         2,428
  Danka Business Systems PLC-ADR (a)              725,600         2,228
                                                              ---------
Total Common Stocks (cost: $156,600)                            177,812
                                                              ---------

                                                 Principal        Value
--------------------------------------------------------------------------------
SECURITY LENDING COLLATERAL (8.3%)
Debt (7.3%)
Bank Notes (0.9%)
  Canadian Imperial Bank of Commerce
    1.12%, due 11/04/2003                       $      737      $     737
  Fleet National Bank
    1.06%, due 01/21/2004                            1,032          1,032
Euro Dollar Terms (4.1%)
  Bank of Montreal
    1.03%, due 11/13/2003                              590            590
    1.04%, due 11/14/2003                              518            518
  Bank of Nova Scotia (The)
    1.06%, due 11/12/2003                              295            295
  Bank of Scotland
    1.04%, due 11/14/2003                              590            590
Euro Dollar Terms (continued)
  Citigroup Inc.
    1.08%, due 01/05/2004                       $      885      $     885
  Credit Agricole Indosuez
    1.08%, due 01/06/2004                              649            649
  Den Danske Bank
    1.04%, due 11/10/2003                              295            295
    1.08%, due 01/20/2004                              885            885
  Royal Bank of Canada
    1.04%, due 11/24/2003                              737            737
    1.06%, due 12/08/2003                              295            295
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/15/2004                              885            885
  SouthTrust Bank
    1.08%, due 01/16/2004                              885            885
  Wells Fargo & Company
    1.04%, due 11/20/2003                              885            885
Promissory Notes (0.5%)
  Goldman Sachs Group, Inc. (The)
    1.15%, due 11/03/2003                            1,032          1,032
Repurchase Agreements (1.8%) (c)
  Goldman Sachs Group, Inc. (The)
    1.10% Repurchase Agreement dated
    10/31/2003 to be repurchased at $295
    on 11/03/2003                                      295            295
  Merrill Lynch & Co., Inc.
    1.10% Repurchase Agreement dated
    10/31/2003 to be repurchased at $3,391
    on 11/03/2003                                    3,391          3,391

                                                       Shares          Value
--------------------------------------------------------------------------------
Investment Companies (1.0%)
Money Market Funds (1.0%)
  Merrimac Cash Series Fund-
    Premium Class
    1-day yield of 0.97%                              2,064,416      $   2,064
                                                                     ---------
Total Security Lending Collateral (cost: $16,945)                       16,945
                                                                     ---------
Total Investment Securities (cost: $173,545)                         $ 194,757
                                                                     =========
SUMMARY:
  Investments, at value                                    95.2%     $ 194,757
  Other assets in excess of liabilities                     4.8%         9,811
                                                      ---------      ---------
  Net assets                                              100.0%     $ 204,568
                                                      =========      =========

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

(b) At October 31, 2003, all or a portion of this security is on loan (see Note
    1). The value at October 31, 2003, of all securities on loan is $15,082.

(c) Cash collateral for the Repurchase Agreements, valued at $3,760, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%-10.18% and 06/01/2004-12/31/2049, respectively.

DEFINITIONS:

ADR  American Depositary Receipt


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                        IDEX Isabelle Small Cap Value 4

IDEX Isabelle Small Cap Value

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $173,545) (including
     $15,082 of securities loaned)                                 $ 194,757
  Cash                                                                25,915
  Receivables:
     Investment securities sold                                          499
     Shares of beneficial interest sold                                1,365
     Interest                                                              4
     Dividends                                                            75
  Other                                                                   16
                                                                   ---------
                                                                     222,631
                                                                   ---------
Liabilities:
  Investment securities purchased                                        393
  Accounts payable and accrued liabilities:
     Shares of beneficial interest redeemed                              403
     Management and advisory fees                                        149
     Distribution fees                                                    85
     Transfer agent fees                                                  43
  Payable for securities on loan                                      16,945
  Other                                                                   45
                                                                   ---------
                                                                      18,063
                                                                   ---------
Net Assets                                                         $ 204,568
                                                                   =========
Net Assets Consist of:
  Shares of beneficial interest, unlimited shares authorized       $ 184,858
  Accumulated net investment income (loss)                                (1)
  Accumulated net realized gain (loss) from investment
     securities                                                       (1,501)
  Net unrealized appreciation (depreciation) on investment
     securities                                                       21,212
                                                                   ---------
Net Assets                                                         $ 204,568
                                                                   =========
Shares Outstanding:
  Class A                                                             11,555
  Class B                                                              2,608
  Class C                                                              1,131
  Class L                                                                157
  Class M                                                                425
Net Asset Value Per Share:
  Class A                                                          $   12.94
  Class B                                                              12.73
  Class C                                                              12.73
  Class L                                                              12.73
  Class M                                                              12.76
Maximum Offering Price Per Share (a):
  Class A                                                          $   13.69
  Class M                                                              12.89

(a) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, and L shares represents offering price. The redemption price for Classes B, L, and M shares equals net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the year ended October 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                             $     28
  Dividends                                                 702
  Income from loaned securities-net                          29
                                                       --------
                                                            759
                                                       --------
Expenses:
  Management and advisory fees                            1,000
  Transfer agent fees                                       312
  Printing and shareholder reports                           46
  Custody fees                                               32
  Administration fees                                        33
  Auditing and accounting fees                               19
  Trustees fees                                               8
  Registration fees                                          67
  Legal fees                                                  6
  Other                                                       5
  Distribution and service fees:
     Class A                                                239
     Class B                                                259
     Class C                                                124
     Class L                                                  6
     Class M                                                 38
                                                       --------
  Total expenses                                          2,194
                                                       --------
Net Investment Income (Loss)                             (1,435)
                                                       --------
Net Realized and Unrealized Gain (Loss):
  Realized gain (loss) from investment securities         1,765
  Increase (decrease) in unrealized appreciation
     (depreciation) on investment securities             39,433
                                                       --------
Net Gain (Loss) on Investment Securities                 41,198
                                                       --------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                           $ 39,763
                                                       ========


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                        IDEX Isabelle Small Cap Value 5

IDEX Isabelle Small Cap Value

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                                    October 31,     October 31,
                                                       2003            2002
                                                    -----------     -----------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                      $  (1,435)      $    (804)
  Net realized gain (loss) from investment
     securities                                         1,765          (2,706)
  Net unrealized appreciation
     (depreciation) on investment
     securities                                        39,433         (17,075)
                                                    ---------       ---------
                                                       39,763         (20,585)
                                                    ---------       ---------
Distributions to Shareholders:
  From net investment income:
     Class A                                                -               -
     Class B                                                -               -
     Class C                                                -               -
     Class L                                                -               -
     Class M                                                -               -
                                                    ---------       ---------
                                                            -               -
                                                    ---------       ---------
  From net realized gains:
     Class A                                                -               -
     Class B                                                -               -
     Class C                                                -               -
     Class L                                                -               -
     Class M                                                -               -
                                                    ---------       ---------
                                                            -               -
                                                    ---------       ---------
Capital Share Transactions:
  Proceeds from shares sold:
     Class A                                          106,174          58,353
     Class B                                            7,499          34,191
     Class C                                            1,858          14,164
     Class L                                            1,782               -
     Class M                                            1,585           6,626
                                                    ---------       ---------
                                                      118,898         113,334
                                                    ---------       ---------
  Dividends and distributions reinvested:
     Class A                                                -               -
     Class B                                                -               -
     Class C                                                -               -
     Class L                                                -               -
     Class M                                                -               -
                                                    ---------       ---------
                                                            -               -
                                                    ---------       ---------
  Cost of shares redeemed:
     Class A                                          (26,571)        (10,551)
     Class B                                           (7,874)        (10,106)
     Class C                                           (3,907)         (2,668)
     Class L                                              (53)              -
     Class M                                           (1,799)         (2,458)
                                                    ---------       ---------
                                                      (40,204)        (25,783)
                                                    ---------       ---------
                                                       78,694          87,551
                                                    ---------       ---------
Net increase (decrease) in net assets                 118,457          66,966
                                                    ---------       ---------
Net Assets:
  Beginning of year                                    86,111          19,145
                                                    ---------       ---------
  End of year                                       $ 204,568       $  86,111
                                                    =========       =========
Accumulated Net Investment Income (Loss)            $      (1)      $      (1)
                                                    =========       =========
Share Activity:
  Shares issued:
     Class A                                            9,359           5,351
     Class B                                              706           2,951
     Class C                                              193           1,250
     Class L                                              162               -
     Class M                                              139             562
                                                    ---------       ---------
                                                       10,559          10,114
                                                    ---------       ---------
  Shares issued-reinvested from distributions:
     Class A                                                -               -
     Class B                                                -               -
     Class C                                                -               -
     Class L                                                -               -
     Class M                                                -               -
                                                    ---------       ---------
                                                            -               -
                                                    ---------       ---------
  Shares redeemed:
     Class A                                           (2,811)           (989)
     Class B                                             (813)           (990)
     Class C                                             (402)           (262)
     Class L                                               (5)              -
     Class M                                             (179)           (242)
                                                    ---------       ---------
                                                       (4,210)         (2,483)
                                                    ---------       ---------
Net increase (decrease) in shares
  outstanding                                           6,349           7,631
                                                    =========       =========


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                        IDEX Isabelle Small Cap Value 6

IDEX Isabelle Small Cap Value

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                           For a share of beneficial interest outstanding throughout each period
                         -----------------------------------------------------------------------------------------------------------
                                                 Investment Operations                          Distributions
                                     --------------------------------------------  -------------------------------------
                          Net Asset                                                                                        Net Asset
              For the       Value,         Net         Net Realized                 From Net    From Net                     Value,
              Period      Beginning     Investment    and Unrealized      Total    Investment   Realized       Total          End
           Ended (d)(g)   of Period   Income (Loss)     Gain (Loss)    Operations    Income       Gains    Distributions    of Year
------------------------------------------------------------------------------------------------------------------------------------
Class A     10/31/2003    $   9.09     $   (0.11)        $   3.96       $   3.85       $ -         $ -          $ -        $   12.94
            10/31/2002       10.12         (0.07)           (0.96)         (1.03)        -           -            -             9.09
            10/31/2001       10.00         (0.02)            0.14           0.12         -           -            -            10.12
------------------------------------------------------------------------------------------------------------------------------------
Class B     10/31/2003        8.98         (0.17)            3.92           3.75         -           -            -            12.73
            10/31/2002       10.08         (0.19)           (0.91)         (1.10)        -           -            -             8.98
            10/31/2001       10.00         (0.05)            0.13           0.08         -           -            -            10.08
------------------------------------------------------------------------------------------------------------------------------------
Class C     10/31/2003        8.98         (0.17)            3.92           3.75         -           -            -            12.73
            10/31/2002       10.08         (0.19)           (0.91)         (1.10)        -           -            -             8.98
            10/31/2001       10.00         (0.05)            0.13           0.08         -           -            -            10.08
------------------------------------------------------------------------------------------------------------------------------------
Class L     10/31/2003        9.01         (0.18)            3.90           3.72         -           -            -            12.73
------------------------------------------------------------------------------------------------------------------------------------
Class M     10/31/2003        9.00         (0.16)            3.92           3.76         -           -            -            12.76
            10/31/2002       10.09         (0.19)           (0.90)         (1.09)        -           -            -             9.00
            10/31/2001       10.00         (0.06)            0.15           0.09         -           -            -            10.09
------------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                        -----------------------------------------------------------------------
                                                           Ratio of Expenses
                                         Net Assets,           to Average          Net Investment
             For the                        End of           Net Assets (a)         Income (Loss)     Portfolio
             Period          Total          Period      -----------------------      to Average       Turnover
            Ended (g)     Return (c)       (000's)       Net (e)     Total (f)     Net Assets (a)     Rate (b)
---------------------------------------------------------------------------------------------------------------
Class A    10/31/2003        42.35%       $ 149,557        1.73%        1.73%           (1.04)%          55%
           10/31/2002       (10.18)          45,500        1.85         1.98            (0.88)           22
           10/31/2001         1.20            6,536        1.85         3.56            (0.32)            8
---------------------------------------------------------------------------------------------------------------
Class B    10/31/2003        41.76           33,196        2.38         2.38            (1.69)           55
           10/31/2002       (10.91)          24,391        2.50         2.63            (1.53)           22
           10/31/2001         0.80            7,604        2.50         4.21            (0.97)            8
---------------------------------------------------------------------------------------------------------------
Class C    10/31/2003        41.76           14,392        2.38         2.38            (1.69)           55
           10/31/2002       (10.91)          12,034        2.50         2.63            (1.53)           22
           10/31/2001         0.80            3,545        2.50         4.21            (0.97)            8
---------------------------------------------------------------------------------------------------------------
Class L    10/31/2003        41.29            1,995        2.38         2.38            (1.69)           55
---------------------------------------------------------------------------------------------------------------
Class M    10/31/2003        41.78            5,428        2.28         2.28            (1.59)           55
           10/31/2002       (10.80)           4,186        2.40         2.53            (1.43)           22
           10/31/2001         0.90            1,460        2.40         4.11            (0.87)            8
---------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Annualized.

(b) Not annualized for periods of less than one year.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee wavivers and reimbursements by the investment adviser.

(g) IDEX Isabelle Small Cap Value ("the Fund") commenced operations on April 2, 2001. The inception date for the Fund's offering of share Class L was November 11, 2002.


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                        IDEX Isabelle Small Cap Value 7

IDEX Isabelle Small Cap Value

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At October 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

IDEX Mutual Funds is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX Isabelle Small Cap Value ("the Fund"), part of IDEX Mutual Funds, began operations on April 2, 2001.

In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers five classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. Effective November 11, 2002, Class C and M shares were closed to new investors. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Trustees and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2003, was paying an interest rate of 0.75%.

Directed brokerage: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which IDEX Mutual Funds has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within IDEX Mutual Funds, or by any other party. Directed commissions during the year ended October 31, 2003, of $116 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $9 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are included in Investment securities at value on the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.


IDEX Mutual Funds                                             Annual Report 2003

                        IDEX Isabelle Small Cap Value 8

IDEX Isabelle Small Cap Value

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (ie: through the assets allocation funds)

                                       Net           % of
                                      Assets      Net Assets
                                   -----------   -----------
IDEX Asset Allocation
  Conservative Portfolio           $ 10,823            5%
IDEX Asset Allocation Growth         29,739           15%
IDEX Asset Allocation Moderate
  Growth                             46,022           22%
IDEX Asset Allocation Moderate       35,874           18%
                                                    ----
                                                      60%
                                                    ====

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following stated break points:

    0.90% of the first $200 million of ANA
    0.85% of ANA over $200 million

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    1.50% Expense Limit

If total fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The 12b-1 fee for the Fund is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Class A            0.35%
  Class B            1.00%
  Class C            1.00%
  Class L            1.00%
  Class M            0.90%

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, L, M and certain A share redemptions. For the year ended October 31, 2003, the underwriter commissions were as follows:

     Received by Underwriter      $ 125
     Retained by Underwriter         11
     Contingent Sales Charges        76

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Transfer agent fees: The Fund incurs ATIS annual per-account charges (not in thousands) of $20.00 for each open shareholder account and $1.63 for each closed account maintained, and certain out of pocket expenses.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any IDEX Fund. At October 31, 2003, the value of invested plan amounts was $3. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.


IDEX Mutual Funds                                             Annual Report 2003

                        IDEX Isabelle Small Cap Value 9

IDEX Isabelle Small Cap Value

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2003, were as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 116,320
  U.S. Government                                            -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                   57,855
  U.S. Government                                            -

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Shares of beneficial interest, unlimited shares
     authorized                                         $(945)
     Accumulated net investment income (loss)           1,435
     Accumulated net realized gain (loss) from
     investment securities                               (490)

The tax basis components of distributable earnings as of October 31, 2003, are as follows:

     Undistributed Ordinary Income                  $      -
                                                    ========
     Undistributed Long-term Capital Gains          $    805
                                                    ========
     Capital Loss Carryforward                      $      -
                                                    ========
     Net Unrealized Appreciation (Depreciation)     $ 18,906
                                                    ========

The capital loss carryforward utilized as of October 31, 2003 was $2,626.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2003, are as follows:

     Federal Tax Cost Basis                         $ 175,850
                                                    =========
     Unrealized Appreciation                        $  29,651
     Unrealized (Depreciation)                        (10,745)
                                                    ---------
     Net Unrealized Appreciation (Depreciation)     $  18,906
                                                    =========

Supplemental Tax Information
(unaudited)

For tax purposes, the Fund has made a Long-Term capital Gain Designation of $0.04553 per share for the year ended October 31, 2003.


IDEX Mutual Funds                                             Annual Report 2003

                        IDEX Isabelle Small Cap Value 10

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Trustees and Shareholders of IDEX Isabelle Small Cap Value

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of IDEX Isabelle Small Cap Value (the "Fund") (one of the portfolios constituting the IDEX Mutual Funds) at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
December 18, 2003


IDEX Mutual Funds                                             Annual Report 2003

                        IDEX Isabelle Small Cap Value 11

IDEX Janus Balanced

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

For the first time since 2000, all three popular U.S. stock market indices ended the fiscal year with gains. The Dow Jones Industrial Average added 19.50% and the broad-based Standard and Poor's 500 Composite Stock Index ("S&P 500") climbed 20.79%. More than doubling those returns, the technology-dominated NASDAQ Composite Index surged 45.31% for the twelve months. Treasury yields rose and fell with the headline news and the fortunes of the stock market.

The fiscal year got off to a good start with hopes of a pickup in corporate profits and a resumption of capital expenditures in the new year. Although the stock market rallied early in the fiscal year, the rebound was short-lived. Despite the fact that mortgage interest rates fell to historic lows and the housing market remained strong, a looming conflict with Iraq worried investors and consumers alike. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the four months leading up to the war, however, both the market and consumer confidence bounced back sharply when hostilities began in mid-March. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted. The Federal Reserve Board acknowledged the mixed picture, cutting its benchmark federal funds rate to an over 40-year low of 1% in an attempt to spur corporate investment and hiring. As the fiscal year came to a close, stocks added to their 2003 gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and a better-than-expected jump in economic growth, prevailed despite weak job growth and questions about whether the positive momentum could be sustained.

PERFORMANCE

For the year ended October 31, 2003, IDEX Janus Balanced returned 8.71%. By comparison its primary benchmark, the S&P 500, returned 20.79% and its secondary benchmark, the Lehman Brothers U.S. Government/Credit Index ("LB Index"), returned 6.17%.

MANAGER'S OVERVIEW

Q. Which individual holdings had the greatest negative impact on the Fund's performance?

Our investment in payroll and tax filing processor Automatic Data Processing, Inc. proved to be one of the biggest detractors from our performance during the last twelve months. Also negatively impacting the Fund were media conglomerate, Time Warner Inc. (formerly AOL Time Warner Inc.) and El Paso Corporation, a leading provider of natural gas services. Other disappointments included insurance titan American International Group, Inc., and diversified entertainment company, Viacom, Inc., which traded down during the period.

Q.  Which holdings had the greatest positive impact on the Fund's performance?

The Fund's biggest positive contributor during the period was Internet portal, Yahoo! Inc., which saw its stock price appreciate as earnings increased and optimism for an economic rebound took hold. Another technology bellwether, Texas Instruments Incorporated, also posted positive returns and contributed greatly to the Fund's performance. Financial leader Citigroup Inc., saw its shares trade significantly higher, as did Best Buy Co., Inc., the specialty retailer. Rounding out our list of top-five performers over the past year was Marriott International, Inc., the hotelier giant.

While the equity portion of the Fund made a much more significant contribution to our absolute performance than the income portion did, we are pleased to note that our fixed-income investments collectively outpaced the LB Index.

Q.  Which sectors had the greatest impact on the Fund's performance?

While maintaining our bottom-up approach to building the portfolio one security at a time, certain sectors did have a material impact on the Fund. For example, the sector with the greatest positive impact on our absolute performance was information technology. However, the Fund's underweight position in technology compared to the S&P 500 was the primary reason we underperformed the S&P 500, as this was a particularly strong-performing area of the market during the period. Also contributing to this relative underperformance were weak results posted by several of our holdings within the consumer discretionary and the consumer staples sectors, although, on an absolute basis, these two groups contributed positively to the Fund's results. Meanwhile, sectors that detracted from our absolute results included telecommunications and utilities, two areas to which we had only minimal exposure.

/s/ Karen L. Reidy

Karen L. Reidy
Fund Manager
Janus Capital Management, LLC


IDEX Mutual Funds                                             Annual Report 2003

                             IDEX Janus Balanced 1

IDEX Janus Balanced

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Growth of $10,000
Inception of 12/2/94 through 10/31/03
Investment less sales charges - $9,452

[The following table was depicted as a mountain chart in the printed material.]

       DATE                Class A            LBGC             S&P 500
--------------------   ---------------  ---------------    ---------------
     12/2/1994               9,452           10,000             10,000
    12/31/1994               9,441           10,066             10,148
     3/31/1995               9,861           10,567             11,135
     6/30/1995              10,415           11,253             12,197
     9/30/1995              10,898           11,469             13,165
    12/31/1995              11,820           12,003             13,957
     3/31/1996              12,222           11,722             14,706
     6/30/1996              12,617           11,777             15,365
     9/30/1996              13,311           11,985             15,840
    12/31/1996              13,782           12,351             17,160
     3/31/1997              13,902           12,245             17,621
     6/30/1997              15,342           12,690             20,694
     9/30/1997              16,404           13,135             22,244
    12/31/1997              16,700           13,556             22,882
     3/31/1998              18,232           13,762             26,072
     6/30/1998              19,155           14,122             26,933
     9/30/1998              18,459           14,821             24,259
    12/31/1998              21,839           14,841             29,421
     3/31/1999              23,612           14,663             30,887
     6/30/1999              24,267           14,503             33,063
     9/30/1999              23,494           14,581             31,001
    12/31/1999              26,982           14,522             35,612
     3/31/2000              28,024           14,912             36,427
     6/30/2000              27,101           15,129             35,462
     9/30/2000              26,783           15,563             35,118
    12/31/2000              26,069           16,243             32,372
     3/31/2001              24,538           16,762             28,537
     6/30/2001              24,941           16,813             30,206
     9/30/2001              23,486           17,614             25,774
    12/31/2001              24,545           17,624             28,528
     3/31/2002              24,703           17,541             28,606
     6/30/2002              23,656           18,199             24,776
     9/30/2002              22,341           19,236             20,498
    12/31/2002              22,777           19,569             22,225
     3/31/2003              22,545           19,891             21,524
     6/30/2003              24,134           20,592             24,837
     9/30/2003              24,185           20,488             25,494
    10/31/2003              24,853           20,229             26,936

Average Annual Total Return for Periods Ended 10/31/03
--------------------------------------------------------------------------------

                                               From       Inception
                    1 year      5 years     Inception       Date
-------------------------------------------------------------------
Class A (NAV)         8.71%       5.60%        11.45%      12/2/94
Class A (POP)         2.73%       4.41%        10.75%      12/2/94
S&P 500(1)           20.79%       0.53%        11.75%      12/2/94
LBGC(1)               6.17%       6.57%         8.22%      12/2/94
-------------------------------------------------------------------
Class B (NAV)         7.84%       4.91%        10.02%      10/1/95
Class B (POP)         2.84%       4.74%        10.02%      10/1/95
-------------------------------------------------------------------
Class C (NAV)         7.84%          -         -0.50%      11/1/99
-------------------------------------------------------------------
Class L (NAV)            -           -          7.84%     11/11/02
Class L (POP)            -           -          5.84%     11/11/02
-------------------------------------------------------------------
Class M (NAV)         7.95%       5.01%        10.84%      12/2/94
Class M (POP)         5.87%       4.80%        10.72%      12/2/94
-------------------------------------------------------------------

NOTES

(1) The Standard & Poor's 500 Composite Stock (S&P 500) Index and Lehman Brothers U.S. Government/Credit (LBGC) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source:
    Standard & Poor's Micropal(R)(C) Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares, (2% in the 1st year and 1% in the 2nd year) for Class L shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Class C and M shares are not available to new investors.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.


IDEX Mutual Funds                                             Annual Report 2003

                             IDEX Janus Balanced 2

IDEX Janus Balanced

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts except share amounts in thousands)

                                             Principal           Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS (7.0%)
  U.S. Treasury Bond
    6.50%, due 05/15/2005                    $    1,060        $   1,139
    5.00%, due 08/15/2011                           770              822
    7.25%, due 05/15/2016 (b)                     2,459            3,047
    8.13%, due 08/15/2019                           354              475
    7.88%, due 02/15/2021                         1,564            2,065
    7.25%, due 08/15/2022                         1,371            1,715
    6.25%, due 08/15/2023 (b)                     2,396            2,704
    6.00%, due 02/15/2026                         1,311            1,440
    5.25%, due 02/15/2029                           722              721
    6.25%, due 05/15/2030                           517              591
  U.S. Treasury Note
    4.63%, due 05/15/2006 (b)                     2,020            2,144
    3.50%, due 11/15/2006 (b)                     2,140            2,209
    2.63%, due 05/15/2008                           905              887
    5.63%, due 05/15/2008                         2,080            2,302
    6.00%, due 08/15/2009 (b)                     2,088            2,361
    5.75%, due 08/15/2010 (b)                       750              839
                                                               ---------
Total U.S. Government Obligations (cost: $24,921)                 25,461
                                                               ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS (7.4%)
  Fannie Mae
    1.88%, due 12/15/2004                         2,370            2,380
    2.13%, due 04/15/2006                         2,985            2,971
    5.50%, due 05/02/2006                         2,160            2,311
    4.75%, due 01/02/2007                           735              771
    5.00%, due 01/15/2007                         2,560            2,728
    2.50%, due 06/15/2008 (b)                       490              471
    5.25%, due 01/15/2009                           770              826
    6.25%, due 02/01/2011                           910              995
    5.38%, due 11/15/2011                         1,334            1,413
  Federal Home Loan Bank
    6.50%, due 11/15/2005                         2,725            2,964
  Freddie Mac
    1.88%, due 01/15/2005                         3,585            3,598
    4.25%, due 06/15/2005                         2,165            2,247
    2.38%, due 04/15/2006                         1,970            1,971
    5.75%, due 04/15/2008                           525              577
    5.75%, due 03/15/2009                           220              241
    7.00%, due 03/15/2010                           210              244
    5.88%, due 03/21/2011                           223              238
                                                               ---------
Total U.S. Government Agency Obligations (cost: $26,279)          26,946
                                                               ---------
CORPORATE DEBT SECURITIES (26.0%)
Aerospace (1.1%)
  Honeywell International Inc.
    5.13%, due 11/01/2006                         1,210            1,298
  Lockheed Martin Corporation
    8.20%, due 12/01/2009                           750              906
    7.65%, due 05/01/2016                         1,525            1,836
Amusement & Recreation Services (0.6%)
  Disney (Walt) Company (The)
    4.88%, due 07/02/2004                         1,455            1,486
Amusement & Recreation Services (continued)
  Mandalay Resort Group-144A
    6.50%, due 07/31/2009                    $      585        $     603
Automotive (0.6%)
  Honeywell International Inc.
    6.13%, due 11/01/2011                           660              721
  Tenneco Automotive Inc. (b)
    11.63%, due 10/15/2009                        1,500            1,556
Beer, Wine & Distilled Beverages (0.3%)
  Miller Brewing Company-144A
    4.25%, due 08/15/2008                           555              560
    5.50%, due 08/15/2013                           425              434
Beverages (2.9%)
  Anheuser-Busch Companies, Inc
    5.65%, due 09/15/2008                         2,030            2,205
    5.75%, due 04/01/2010                           600              656
    6.00%, due 04/15/2011                         1,095            1,207
    7.55%, due 10/01/2030                           480              588
    6.80%, due 01/15/2031                           325              367
    6.80%, due 08/20/2032                           700              789
  Coca Cola Enterprises Inc.
    5.38%, due 08/15/2006                           950            1,022
    4.38%, due 09/15/2009                           935              950
    7.13%, due 09/30/2009                           895            1,037
    6.13%, due 08/15/2011                           950            1,042
  Pepsi Bottling Group, Inc. (The)
    5.63%, due 02/17/2009                           480              521
Business Services (0.4%)
  Clear Channel Communications, Inc.
    6.00%, due 11/01/2006                           555              599
    4.63%, due 01/15/2008                           545              561
  Hanover Equipment Trust 2001A (d)
    8.50%, due 09/01/2008                           295              302
Chemicals & Allied Products (0.4%)
  International Flavors & Fragrances Inc.
    6.45%, due 05/15/2006                         1,150            1,255
  Nalco Company-144A
    7.75%, due 11/15/2011                           185              192
Commercial Banks (0.8%)
  Citigroup Inc.
    7.25%, due 10/01/2010                           820              954
    6.63%, due 06/15/2032                           740              801
  Firstar Bank, NA
    7.13%, due 12/01/2009                           280              326
  US Bank NA
    5.70%, due 12/15/2008                           805              873
Communication (1.9%)
  Comcast Cable Communications, Inc.
    6.38%, due 01/30/2006                            75               81
    6.75%, due 01/30/2011                         1,490            1,649
    7.13%, due 06/15/2013                           380              426


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                              IDEX Janus Balanced 3

IDEX Janus Balanced

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                     Principal            Value
------------------------------------------------------------------------------------
Communication (continued)
  Comcast Corporation
    5.85%, due 01/15/2010                            $      200        $     212
    6.50%, due 01/15/2015                                   220              236
    7.05%, due 03/15/2033                                   765              815
  Cox Communications, Inc.
    7.50%, due 08/15/2004                                   375              390
    7.13%, due 10/01/2012                                   385              437
  Echostar DBS Corporation
    9.38%, due 02/01/2009                                   955            1,010
  Echostar DBS Corporation-144A
    5.75%, due 10/01/2008                                   755              752
  TCI Communications, Inc.
    8.65%, due 09/15/2004                                   145              153
    6.88%, due 02/15/2006                                   700              761
Computer & Office Equipment (0.6%)
  Apple Computer, Inc.
    6.50%, due 02/15/2004                                   975              986
  Hewlett-Packard Company
    3.63%, due 03/15/2008                                   780              778
  Sun Microsystems, Inc.
    7.35%, due 08/15/2004                                   460              478
Drug Stores & Proprietary Stores (0.2%)
  Medco Health Solutions, Inc. (b)
    7.25%, due 08/15/2013                                   770              819
Electric Services (0.8%)
  Dominion Resources, Inc.
    2.80%, due 02/15/2005                                   490              495
    4.13%, due 02/15/2008                                   320              325
  Duke Energy Corporation
    6.25%, due 01/15/2012                                   305              327
  Illinova Corporation
    11.50%, due 12/15/2010                                  865            1,034
  MidAmerican Energy Holdings Company
    3.50%, due 05/15/2008                                   860              836
Electric, Gas & Sanitary Services (0.4%)
  CMS Energy Corporation
    9.88%, due 10/15/2007                                   785              858
    7.50%, due 01/15/2009                                   585              595
Electronic Components & Accessories (1.1%)
  Tyco International Group SA
    5.88%, due 11/01/2004                                   885              913
    6.38%, due 02/15/2006                                 1,795            1,900
    6.38%, due 10/15/2011                                 1,100            1,144
Environmental Services (0.2%)
  Allied Waste North America, Inc. (b)
    10.00%, due 08/01/2009                                  575              625
  USA Waste Services, Inc.
    7.00%, due 10/01/2004                                   200              208
Food & Kindred Products (1.1%)
  Dean Foods Company
    6.75%, due 06/15/2005                            $      230        $     239
    6.63%, due 05/15/2009                                   774              813
    6.90%, due 10/15/2017                                   158              163
  General Mills, Inc.
    5.13%, due 02/15/2007                                   970            1,033
    6.00%, due 02/15/2012                                   640              684
  Kellogg Company
    2.88%, due 06/01/2008                                   525              505
    7.45%, due 04/01/2031                                   580              684
Furniture & Fixtures (0.5%)
  Lear Corporation
    7.96%, due 05/15/2005                                 1,550            1,666
Gas Production & Distribution (0.7%)
  Coastal Corporation (The) (b)
    6.20%, due 05/15/2004                                   591              590
  El Paso Corporation (b)
    7.00%, due 05/15/2011                                 1,480            1,247
  Sonat Inc. (b)
    6.88%, due 06/01/2005                                   590              572
Holding & Other Investment Offices (0.1%)
  Gemstone Investments Ltd.-144A
    7.71%, due 10/31/2004                                   285              285
Hotels & Other Lodging Places (0.7%)
  HMH Properties, Inc.
    7.88%, due 08/01/2005                                   394              405
  John Q. Hammons Hotels, Inc.-Series B
    8.88%, due 05/15/2012                                   315              343
  Starwood Hotels & Resorts Worldwide, Inc.
    6.75%, due 11/15/2005                                   455              480
    7.38%, due 05/01/2007 (d)                               820              884
    7.88%, due 05/01/2012 (d)                               445              492
Industrial Machinery & Equipment (0.4%)
  Black & Decker Corporation (The)
    7.13%, due 06/01/2011                                   925            1,059
  SPX Corporation
    7.50%, due 01/01/2013                                   470              502
Insurance (0.1%)
  UnitedHealth Group Incorporated
    5.20%, due 01/17/2007                                   320              342
Insurance Agents, Brokers & Service (0.2%)
  Marsh & McLennan Companies, Inc.
    5.38%, due 03/15/2007                                   670              725
Life Insurance (0.3%)
  AIG SunAmer Global Financing IX-144A
    5.10%, due 01/17/2007                                   985            1,056
Lumber & Other Building Materials (0.5%)
  Home Depot, Inc. (The)
    6.50%, due 09/15/2004                                 1,698            1,772


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                              IDEX Janus Balanced 4

IDEX Janus Balanced

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                     Principal            Value
------------------------------------------------------------------------------------
Metal Cans & Shipping Containers (0.3%)
  Ball Corporation
    6.88%, due 12/15/2012                            $    1,075        $    1,121
Motion Pictures (1.8%)
  Time Warner Inc.
    5.63%, due 05/01/2005                                 1,580             1,658
    6.15%, due 05/01/2007                                 1,400             1,522
    9.15%, due 02/01/2023                                 1,550             1,934
    7.70%, due 05/01/2032                                 1,140             1,288
Oil & Gas Extraction (0.2%)
  Burlington Resources Finance Company
    7.20%, due 08/15/2031                                   515               588
Personal Credit Institutions (2.0%)
  American General Finance Corporation
    5.88%, due 07/14/2006                                   965             1,042
  General Electric Capital Corporation
    5.38%, due 04/23/2004 (b)                               719               733
    4.25%, due 01/28/2005                                   700               722
    2.85%, due 01/30/2006                                   940               951
    5.35%, due 03/30/2006                                 1,570             1,675
    6.75%, due 03/15/2032                                   760               843
  General Motors Acceptance Corporation
    5.36%, due 07/27/2004                                   820               839
    5.25%, due 05/16/2005                                   575               592
Petroleum Refining (0.1%)
  Conoco Inc.
    6.95%, due 04/15/2029                                   455               510
Pharmaceuticals (0.1%)
  Pfizer Inc.
    6.00%, due 01/15/2008                                   265               293
Radio & Television Broadcasting (0.3%)
  British Sky Broadcasting Group PLC
    6.88%, due 02/23/2009                                   935             1,031
Rubber & Misc. Plastic Products (0.6%)
  Sealed Air Corporation-144A
    8.75%, due 07/01/2008                                   795               936
    5.63%, due 07/15/2013                                   820               826
    6.88%, due 07/15/2033                                   420               433
Security & Commodity Brokers (0.6%)
  American Express Company
    4.88%, due 07/15/2013                                   735               732
  Salomon Smith Barney Holdings Inc.
    6.50%, due 02/15/2008                                   565               628
  Schwab (Charles) Corporation (The)
    8.05%, due 03/01/2010                                   800               926
Stone, Clay & Glass Products (0.3%)
  Owens-Illinois, Inc.
    7.15%, due 05/15/2005                                   922               945
Telecommunications (1.9%)
  AT&T Broadband, LLC
    7.88%, due 08/01/2013                                   340               398
Telecommunications (continued)
  AT&T Wireless Services, Inc.
    7.35%, due 03/01/2006                            $      759        $      833
    7.50%, due 05/01/2007                                   577               647
  Deutsche Telekom International Finance BV
    3.88%, due 07/22/2008                                   925               922
  Nextel Communications, Inc.
    7.38%, due 08/01/2015                                 1,000             1,040
  Verizon Global Funding Corp.
    6.13%, due 06/15/2007                                 1,020             1,115
    4.00%, due 01/15/2008                                 1,275             1,291
  Verizon Maryland Inc.
    5.13%, due 12/15/2033                                   560               476
Textile Mill Products (0.1%)
  Mohawk Industries, Inc.
    7.20%, due 04/15/2012                                   285               316
Variety Stores (0.8%)
  Target Corporation
    5.50%, due 04/01/2007                                   435               471
  Wal-Mart Stores, Inc.
    5.45%, due 08/01/2006                                 1,125             1,211
    6.88%, due 08/10/2009                                 1,125             1,291
                                                                       ----------
Total Corporate Debt Securities (cost: $89,746)
                                                                           94,210
                                                                       ----------
CONVERTIBLE BONDS (0.2%)
Electronic Components & Accessories (0.2%)
  LSI Logic Corporation (b)
    4.00%, due 02/15/2005                                   840               836
                                                                       ----------
Total Convertible Bonds (cost: $826)                                          836
                                                                       ----------

                                              Shares         Value
-------------------------------------------------------------------------
COMMON STOCKS (55.9%)
Aerospace (0.3%)
  Lockheed Martin Corporation                  22,980      $   1,065
Air Transportation (0.9%)
  FedEx Corporation                            25,085          1,900
  Southwest Airlines Co. (b)                   69,225          1,343
Automotive (1.0%)
  Bayerische Motoren Werke AG (BMW)            26,996          1,084
  Honeywell International Inc.                 80,555          2,466
Beer, Wine & Distilled Beverages (1.1%)
  LVMH Moet Hennessy Louis Vuitton SA          58,601          4,054
Beverages (1.7%)
  Anheuser-Busch Companies, Inc.               78,235          3,854
  PepsiCo, Inc.                                49,170          2,351
Business Services (0.4%)
  eBay Inc. (a)                                23,840          1,334
Chemicals & Allied Products (2.7%)
  Avon Products, Inc. (b)                       9,105            619
  International Flavors & Fragrances Inc.      30,455          1,008
  Procter & Gamble Company (The)               50,635          4,977
  Reckitt Benckiser PLC                       148,901          3,133


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                              IDEX Janus Balanced 5

IDEX Janus Balanced

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                      Shares             Value
------------------------------------------------------------------------------------
Commercial Banks (3.9%)
  Bank of America Corporation                          32,605         $   2,469
  Citigroup Inc.                                      165,237             7,832
  HSBC Holdings PLC                                    76,581             1,150
  U.S. Bancorp                                         91,871             2,501
Communication (1.9%)
  Comcast Corporation-Class A (a)(b)                   40,053             1,359
  Comcast Corporation-Special Class A (a)              40,764             1,330
  Liberty Media Corporation-Class A (a)               142,065             1,433
  Viacom, Inc.-Class B                                 68,263             2,722
Communications Equipment (0.5%)
  Nokia Oyj-ADR                                        99,270             1,687
Computer & Data Processing Services (3.3%)
  Microsoft Corporation                               162,125             4,241
  Oracle Corporation (a)                              159,940             1,913
  VERITAS Software Corporation (a)                     38,330             1,386
  Yahoo! Inc. (a)                                      98,245             4,294
Computer & Office Equipment (3.2%)
  Cisco Systems, Inc. (a)                             116,800             2,450
  Dell Computer Corporation (a)                        97,865             3,535
  International Business Machines
    Corporation                                        41,790             3,739
  Lexmark International Group, Inc. (a)                23,995             1,766
Department Stores (0.5%)
  J.C. Penney Company, Inc.                            70,590             1,669
Drug Stores & Proprietary Stores (0.7%)
  Medco Health Solutions, Inc. (a)                     75,669             2,512
Electric Services (0.5%)
  EnCana Corporation (CAD)                             10,038               345
  EnCana Corporation (USD) (b)                         46,375             1,594
Electronic & Other Electric Equipment (2.3%)
  General Electric Company                            138,465             4,017
  Samsung Electronics Co.,
    Ltd.-GDR-144A (USD) (b)                            21,850             4,371
Electronic Components & Accessories (5.0%)
  Intel Corporation                                   105,430             3,484
  Linear Technology Corporation                        38,310             1,632
  Maxim Integrated Products                            38,245             1,901
  Texas Instruments Incorporated                      156,725             4,532
  Tyco International Ltd. (b)                         322,105             6,726
Environmental Services (1.0%)
  Waste Management, Inc.                              146,020             3,785
Food & Kindred Products (0.3%)
  Kellogg Company                                      32,310             1,070
Gas Production & Distribution (0.3%)
  El Paso Corporation (b)                             126,785               931
Health Services (0.5%)
  Caremark Rx, Inc. (a)(b)                             69,855             1,750
Hotels & Other Lodging Places (2.6%)
  Fairmont Hotels & Resorts Inc.                       34,616         $     891
  Marriott International, Inc.-Class A                113,780             4,915
  Starwood Hotels & Resorts Worldwide, Inc.           111,705             3,768
Insurance (1.5%)
  Aetna Inc.                                           34,935             2,006
  Berkshire Hathaway Inc.-Class B (a)                   1,285             3,338
Manufacturing Industries (0.4%)
  Mattel, Inc.                                         67,185             1,301
Medical Instruments & Supplies (0.7%)
  Medtronic, Inc.                                      52,920             2,412
Motion Pictures (1.8%)
  Fox Entertainment Group, Inc.-Class A (a)            55,505             1,537
  Time Warner Inc. (a)                                324,330             4,959
Oil & Gas Extraction (1.4%)
  Apache Corporation                                   16,511             1,151
  Total Fina Elf SA                                    25,147             3,912
Paper & Allied Products (1.6%)
  3M Company                                           72,680             5,732
Petroleum Refining (1.1%)
  Exxon Mobil Corporation                             105,895             3,874
Pharmaceuticals (3.4%)
  Barr Laboratories, Inc. (a)(b)                       38,745             2,974
  Forest Laboratories, Inc. (a)                        15,925               796
  Pfizer Inc.                                         111,355             3,519
  Roche Holding AG                                     61,624             5,105
Printing & Publishing (2.0%)
  Dow Jones & Company, Inc.                            35,625             1,851
  Gannett Co., Inc.                                    63,085             5,306
Radio, Television & Computer Stores (1.1%)
  Best Buy Co., Inc. (a)                               70,880             4,134
Railroads (0.9%)
  Canadian National Railway Company                    54,780             3,298
Retail Trade (0.4%)
  Amazon.com, Inc. (a)(b)                              27,100             1,475
Security & Commodity Brokers (1.2%)
  American Express Company                             54,470             2,556
  Goldman Sachs Group, Inc. (The) (b)                  19,980             1,876
Telecommunications (0.5%)
  Deutsche Telekom AG (a)(b)                          106,604             1,681
Textile Mill Products (0.5%)
  Mohawk Industries, Inc. (a)(b)                       25,810             1,913
Transportation Equipment (0.4%)
  General Dynamics Corporation                         18,640             1,560
U.S. Government Agencies (0.9%)
  Freddie Mac                                          58,430             3,280


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                              IDEX Janus Balanced 6

IDEX Janus Balanced

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                        Shares        Value
----------------------------------------------------------------
Variety Stores (1.5%)
  Wal-Mart Stores, Inc.                90,110      $    5,312
                                                   ----------
Total Common Stocks (cost: $178,719)                  201,746
                                                   ----------

                                                 Principal         Value
--------------------------------------------------------------------------------
SECURITY LENDING COLLATERAL (13.1%)
Debt (11.5%)
Bank Notes (1.4%)
  Canadian Imperial Bank of Commerce
    1.12%, due 11/04/2003                       $    2,067      $   2,067
  Fleet National Bank
    1.06%, due 01/21/2004                            2,892          2,892
Euro Dollar Terms (6.4%)
  Bank of Montreal
    1.03%, due 11/13/2003                            1,653          1,653
    1.04%, due 11/14/2003                            1,452          1,452
  Bank of Nova Scotia (The)
    1.06%, due 11/12/2003                              827            827
  Bank of Scotland
    1.04%, due 11/14/2003                            1,653          1,653
  Citigroup Inc.
    1.08%, due 01/05/2004                            2,480          2,480
  Credit Agricole Indosuez
    1.08%, due 01/06/2004                            1,819          1,819
  Den Danske Bank
    1.04%, due 11/10/2003                              827            827
    1.08%, due 01/20/2004                            2,480          2,480
  Royal Bank of Canada
    1.04%, due 11/24/2003                            2,067          2,067
    1.06%, due 12/08/2003                              827            827
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/15/2004                            2,480          2,480
  SouthTrust Bank
    1.08%, due 01/16/2004                            2,480          2,480
  Wells Fargo & Company
    1.04%, due 11/20/2003                            2,480          2,480
Promissory Notes (0.8%)
  Goldman Sachs Group, Inc. (The)
    1.15%, due 11/03/2003                       $    2,892      $   2,892
Repurchase Agreements (2.9%) (c)
  Goldman Sachs Group, Inc. (The)
    1.10% Repurchase Agreement dated
    10/31/2003 to be repurchased at $827
    on 11/03/2003                                      827            827
  Merrill Lynch & Co., Inc.
    1.10% Repurchase Agreement dated
    10/31/2003 to be repurchased at $9,506
    on 11/03/2003                                    9,505          9,505

                                                            Shares          Value
---------------------------------------------------------------------------------------
Investment Companies (1.6%)
Money Market Funds (1.6%)
  Merrimac Cash Series Fund-Premium
    Class 1-day yield of 0.97%                            5,786,263       $   5,786
                                                                          ---------
Total Security Lending Collateral (cost: $47,494)                            47,494
                                                                          ---------
Total Investment Securities (cost: $367,985)                              $ 396,693
                                                                          =========
SUMMARY:
  Investments, at value                                      109.6%       $ 396,693
  Liabilities in excess of other assets                       (9.6)%        (34,867)
                                                          ---------       ---------
  Net assets                                                 100.0%       $ 361,826
                                                          =========       =========

FORWARD FOREIGN CURRENCY CONTRACTS:
------------------------------------------------------------------------------
                                                                     Net
                                                  Amount in       Unrealized
                       Bought      Settlement    U.S. Dollars    Appreciation
Currency               (Sold)         Date      Bought (Sold)   (Depreciation)
------------------------------------------------------------------------------
British Pound              (450)  03/26/2004      $    (746)       $   (9)
British Pound              (500)  04/16/2004           (822)          (16)
Canadian Dollar             (68)  11/04/2003            (51)           --
Canadian Dollar            (600)  04/16/2004           (449)           (3)
Canadian Dollar             325   04/16/2004            246            (1)
Euro Dollar              (5,400)  03/26/2004         (6,163)          (96)
Korean Won           (1,175,000)  11/12/2003           (988)           (4)
                                                  ---------        ------
                                                  $  (8,973)       $ (129)
                                                  =========        ======

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.

(b)  At October 31, 2003, all or a portion of this security is on loan (see Note
     1). The value at October 31, 2003, of all securities on loan is $46,008.

(c) Cash collateral for the Repurchase Agreements, valued at $10,539, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%-10.18% and 06/01/2004-12/31/2049, respectively.

(d)  Floating or variable rate note. Rate is listed as of October 31, 2003.

DEFINITIONS:

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                             IDEX Janus Balanced 7

IDEX Janus Balanced

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at market value (cost: $367,985)
     (including $46,008 of securities loaned)                     $ 396,693
  Cash                                                               11,741
  Receivables:
     Investment securities sold                                         864
     Shares of beneficial interest sold                                 105
     Interest                                                         2,327
     Dividends                                                          171
     Dividend reclaims receivable                                        11
  Other                                                                  67
                                                                  ---------
                                                                    411,979
                                                                  ---------
Liabilities:
  Investment securities purchased                                       540
  Accounts payable and accrued liabilities:
     Shares of beneficial interest, unlimited shares
       authorized                                                     1,093
     Management and advisory fees                                       308
     Distribution fees                                                  258
     Transfer agent fees                                                162
  Payable for securities on loan                                     47,494
  Unrealized depreciation on forward foreign currency
     contracts                                                          129
  Other                                                                 169
                                                                  ---------
                                                                     50,153
                                                                  ---------
Net Assets                                                        $ 361,826
                                                                  =========
Net Assets Consists of:
  Shares of beneficial interest, unlimited shares authorized      $ 406,239
  Undistributed net investment income (loss)                            248
  Accumulated net realized gain (loss) from investment
     securities and foreign currency transactions                   (73,233)
  Net unrealized appreciation (depreciation) on:
     Investment securities                                           28,702
     Translation of assets and liabilities denominated in
       foreign currencies                                              (130)
                                                                  ---------
Net Assets                                                        $ 361,826
                                                                  =========
Shares Outstanding:
  Class A                                                             5,126
  Class B                                                            11,474
  Class C                                                             1,702
  Class L                                                               250
  Class M                                                             2,247
Net Asset Value Per Share:
  Class A                                                         $   17.43
  Class B                                                             17.39
  Class C                                                             17.39
  Class L                                                             17.39
  Class M                                                             17.39
Maximum Offering Price Per Share (a):
  Class A                                                         $   18.44
  Class M                                                             17.57

(a) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, and L shares represents offering price. The redemption price for Classes B, L, and M shares equals net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the year ended October 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                               $  8,127
  Dividends                                                 2,883
  Income from loaned securities-net                            69
     Less withholding taxes on foreign dividends              (57)
                                                         --------
                                                           11,022
                                                         --------
Expenses:
  Management and advisory fees                              3,689
  Transfer agent fees                                       1,130
  Printing and shareholder reports                            183
  Custody fees                                                 80
  Administration fees                                          40
  Legal fees                                                   25
  Auditing and accounting fees                                 29
  Trustees fees                                                30
  Registration fees                                            82
  Other                                                        21
  Distribution and service fees:
     Class A                                                  338
     Class B                                                2,080
     Class C                                                  342
     Class L                                                   25
     Class M                                                  401
                                                         --------
  Total expenses                                            8,495
                                                         --------
Net Investment Income (Loss)                                2,527
                                                         --------
Net Realized Gain (Loss) from:
  Investment securities                                    (7,710)
  Foreign currency transactions                            (1,229)
                                                         --------
                                                           (8,939)
                                                         --------
Net Increase (Decrease) in Unrealized Appreciation
  (Depreciation) on:
  Investment securities                                    35,452
  Translation of assets and liabilities denominated in
     foreign currencies                                      (126)
                                                         --------
                                                           35,326
                                                         --------
Net Gain (Loss) on Investment Securities and Foreign
  Currency Transactions                                    26,387
                                                         --------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                        $ 28,914
                                                         ========


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                             IDEX Janus Balanced 8

IDEX Janus Balanced

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                               October 31,     October 31,
                                                  2003            2002
                                               -----------     -----------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                  $   2,527       $   5,471
  Net realized gain (loss) from investment
     securities and foreign currency
     transactions                                  (8,939)        (38,492)
  Net unrealized appreciation
     (depreciation) on investment
     securities                                    35,326           8,445
                                                ---------       ---------
                                                   28,914         (24,576)
                                                ---------       ---------
Distributions to Shareholders:
  From net investment income:
     Class A                                       (1,174)         (1,905)
     Class B                                       (1,199)         (2,364)
     Class C                                         (199)           (444)
     Class L                                          (12)              -
     Class M                                         (304)           (639)
                                                ---------       ---------
                                                   (2,888)         (5,352)
                                                ---------       ---------
  From net realized gains:
     Class A                                            -               -
     Class B                                            -               -
     Class C                                            -               -
     Class L                                            -               -
     Class M                                            -               -
                                                ---------       ---------
                                                        -               -
                                                ---------       ---------
Capital Share Transactions:
  Proceeds from shares sold:
     Class A                                       15,212          23,874
     Class B                                       28,872          55,027
     Class C                                        4,135          12,548
     Class L                                        4,995               -
     Class M                                        2,623           9,351
                                                ---------       ---------
                                                   55,837         100,800
                                                ---------       ---------
  Dividends and distributions reinvested:
     Class A                                        1,117           1,812
     Class B                                        1,103           2,199
     Class C                                          179             405
     Class L                                           12               -
     Class M                                          280             591
                                                ---------       ---------
                                                    2,691           5,007
                                                ---------       ---------
  Cost of shares redeemed:
     Class A                                      (34,649)        (43,731)
     Class B                                      (58,425)        (70,703)
     Class C                                      (16,577)        (17,781)
     Class L                                         (904)              -
     Class M                                      (17,165)        (20,468)
                                                ---------       ---------
                                                 (127,720)       (152,683)
                                                ---------       ---------
                                                  (69,192)        (46,876)
                                                ---------       ---------
Net increase (decrease) in net assets             (43,166)        (76,804)
                                                ---------       ---------
Net Assets:
  Beginning of year                               404,992         481,796
                                                ---------       ---------
  End of year                                   $ 361,826       $ 404,992
                                                =========       =========
Undistributed Net Investment Income (Loss)      $     248       $     541
                                                =========       =========
Share Activity:
  Shares issued:
     Class A                                          930           1,398
     Class B                                        1,754           3,210
     Class C                                          253             729
     Class L                                          303               -
     Class M                                          160             547
                                                ---------       ---------
                                                    3,400           5,884
                                                ---------       ---------
  Shares issued-reinvested from
     distributions:
     Class A                                           68             106
     Class B                                           68             128
     Class C                                           11              24
     Class L                                            1               -
     Class M                                           17              34
                                                ---------       ---------
                                                      165             292
                                                ---------       ---------
  Shares redeemed:
     Class A                                       (2,091)         (2,585)
     Class B                                       (3,545)         (4,211)
     Class C                                       (1,006)         (1,049)
     Class L                                          (54)              -
     Class M                                       (1,038)         (1,210)
                                                ---------       ---------
                                                   (7,734)         (9,055)
                                                ---------       ---------
Net increase (decrease) in shares
  outstanding                                      (4,169)         (2,879)
                                                =========       =========


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                             IDEX Janus Balanced 9

IDEX Janus Balanced

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                           For a share of beneficial interest outstanding throughout each period
                         -----------------------------------------------------------------------------------------------------------
                                                 Investment Operations                         Distributions
                                     --------------------------------------------  -------------------------------------
                          Net Asset                                                                                       Net Asset
              For the       Value,         Net         Net Realized                 From Net    From Net                   Value,
              Period      Beginning     Investment    and Unrealized      Total    Investment   Realized       Total         End
           Ended (d)(g)   of Period   Income (Loss)     Gain (Loss)    Operations    Income       Gains    Distributions  of Period
------------------------------------------------------------------------------------------------------------------------------------
Class A    10/31/2003     $   16.23     $   0.19         $   1.21       $   1.40   $   (0.20)   $      -    $   (0.20)    $   17.43
           10/31/2002         17.31         0.29            (1.09)         (0.80)      (0.28)          -        (0.28)        16.23
           10/31/2001         19.75         0.37            (2.18)         (1.81)      (0.35)      (0.28)       (0.63)        17.31
           10/31/2000         18.96         0.25             1.03           1.28       (0.24)      (0.25)       (0.49)        19.75
           10/31/1999         14.75         0.19             4.27           4.46       (0.17)      (0.08)       (0.25)        18.96
------------------------------------------------------------------------------------------------------------------------------------
Class B    10/31/2003         16.22         0.08             1.18           1.26       (0.09)          -        (0.09)        17.39
           10/31/2002         17.30         0.18            (1.09)         (0.91)      (0.17)          -        (0.17)        16.22
           10/31/2001         19.73         0.25            (2.17)         (1.92)      (0.23)      (0.28)       (0.51)        17.30
           10/31/2000         18.95         0.21             1.03           1.24       (0.21)      (0.25)       (0.46)        19.73
           10/31/1999         14.74         0.08             4.27           4.35       (0.06)      (0.08)       (0.14)        18.95
------------------------------------------------------------------------------------------------------------------------------------
Class C    10/31/2003         16.22         0.08             1.18           1.26       (0.09)          -        (0.09)        17.39
           10/31/2002         17.30         0.18            (1.09)         (0.91)      (0.17)          -        (0.17)        16.22
           10/31/2001         19.73         0.26            (2.18)         (1.92)      (0.23)      (0.28)       (0.51)        17.30
           10/31/2000         18.95         0.21             1.03           1.24       (0.21)      (0.25)       (0.46)        19.73
------------------------------------------------------------------------------------------------------------------------------------
Class L    10/31/2003         16.22         0.08             1.18           1.26       (0.09)          -        (0.09)        17.39
------------------------------------------------------------------------------------------------------------------------------------
Class M    10/31/2003         16.22         0.10             1.18           1.28       (0.11)          -        (0.11)        17.39
           10/31/2002         17.30         0.19            (1.09)         (0.90)      (0.18)          -        (0.18)        16.22
           10/31/2001         19.73         0.28            (2.18)         (1.90)      (0.25)      (0.28)       (0.53)        17.30
           10/31/2000         18.95         0.23             1.03           1.26       (0.23)      (0.25)       (0.48)        19.73
           10/31/1999         14.74         0.10             4.27           4.37       (0.08)      (0.08)       (0.16)        18.95
------------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                        -----------------------------------------------------------------------
                                                           Ratio of Expenses
                                         Net Assets,           to Average          Net Investment
             For the                        End of           Net Assets (a)         Income (Loss)     Portfolio
             Period          Total          Period      -----------------------      to Average       Turnover
            Ended (g)     Return (c)       (000's)       Net (e)     Total (f)     Net Assets (a)     Rate (b)
---------------------------------------------------------------------------------------------------------------
Class A   10/31/2003          8.71%        $ 89,335        1.73%        1.73%            1.13%            69%
          10/31/2002         (4.72)         100,923        1.68         1.70             1.70             87
          10/31/2001         (9.35)         126,369        1.64         1.66             1.96            114
          10/31/2000          7.23          133,445        1.67         1.69             1.73             71
          10/31/1999         30.43           67,749        1.81         1.82             1.28             60
---------------------------------------------------------------------------------------------------------------
Class B   10/31/2003          7.84          199,472        2.37         2.37             0.48             69
          10/31/2002         (5.31)         214,019        2.33         2.35             1.05             87
          10/31/2001         (9.93)         243,387        2.29         2.31             1.31            114
          10/31/2000          6.58          229,160        2.32         2.34             1.08             71
          10/31/1999         29.64           92,833        2.46         2.47             0.63             60
---------------------------------------------------------------------------------------------------------------
Class C   10/31/2003          7.84           29,591        2.37         2.37             0.48             69
          10/31/2002         (5.31)          39,636        2.33         2.35             1.05             87
          10/31/2001         (9.93)          47,399        2.29         2.31             1.31            114
          10/31/2000          6.58           42,447        2.32         2.34             1.08             71
---------------------------------------------------------------------------------------------------------------
Class L   10/31/2003          7.84            4,354        2.38         2.39             0.48             69
---------------------------------------------------------------------------------------------------------------
Class M   10/31/2003          7.95           39,074        2.27         2.27             0.58             69
          10/31/2002         (5.23)          50,414        2.23         2.25             1.15             87
          10/31/2001         (9.84)          64,641        2.19         2.21             1.41            114
          10/31/2000          6.68           66,249        2.22         2.24             1.18             71
          10/31/1999         29.76           34,122        2.36         2.37             0.73             60
---------------------------------------------------------------------------------------------------------------


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                             IDEX Janus Balanced 10

IDEX Janus Balanced

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ended 10/31/2001, 10/31/2002, and 10/31/2003.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) The inception date for the Fund's offering of share classes C and L are as follows:
       Class C - November 1, 1999
       Class L - November 11, 2002


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                             IDEX Janus Balanced 11

IDEX Janus Balanced

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At October 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

IDEX Mutual Funds is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX Janus Balanced ("the Fund"), part of IDEX Mutual Funds, began operations on December 2, 1994.

In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers five classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. Effective November 11, 2002, Class C and M shares were closed to new investors. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Trustees and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2003, was paying an interest rate of 0.75%.

Directed brokerage: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which IDEX Mutual Funds has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within IDEX Mutual Funds, or by any other party. Directed commissions during the year ended October 31, 2003, of $18 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $22 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are included in Investment securities at value on the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

Income from securities lending is included in the Statement of Operations. The amounts of collateral and value of securities on loan are


IDEX Mutual Funds                                             Annual Report 2003

                             IDEX Janus Balanced 12

IDEX Janus Balanced

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Open forward currency contracts at October 31, 2003, are listed in the Schedule of Investments.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following stated break points:

    1.00% of the first $250 million of ANA
    0.90% of the next $500 million of ANA
    0.80% of the next $750 million of ANA
    0.70% of ANA over $1.5 billion

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    1.50% Expense Limit

From November 1, 2002 until April 30, 2003, ATFA waived additional advisory fees as follows: 0.025% of average daily net assets from $100-$500 million (net 0.975%); 0.075% of assets from $500-$750 million (net 0.925%); 0.025% of assets from $750 million-$1 billion (net 0.875%) and 0.025% of assets above $1 billion (net 0.825%).

If total fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The 12b-1 fee for the Fund is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Class A          0.35%
  Class B          1.00%
  Class C          1.00%
  Class L          1.00%
  Class M          0.90%

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, L, M and certain A share redemptions. For the year ended October 31, 2003, the underwriter commissions were as follows:

     Received by Underwriter    $ 349
     Retained by Underwriter       37
     Contingent Sales Charges     649

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Transfer agent fees: The Fund incurs ATIS annual per-account charges (not in thousands) of $20.00 for each open shareholder account and $1.63 for each closed account maintained, and certain out of pocket expenses.


IDEX Mutual Funds                                             Annual Report 2003

                             IDEX Janus Balanced 13

IDEX Janus Balanced

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any IDEX Fund. At October 31, 2003, the value of invested plan amounts was $23. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2003, were as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 209,426
  U.S. Government                                       37,945
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                  218,420
  U.S. Government                                       68,496

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Shares of beneficial interest, unlimited shares
       authorized                                       $  3
     Undistributed net investment income (loss)           68
     Accumulated net realized gain (loss) from
       investment securities and foreign currency
       transactions                                      (71)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets primarily due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                $ 5,352
       Long-term capital gains              -
     2003 Distributions paid from:
       Ordinary income                $ 2,888
       Long-term capital gains              -

The tax basis components of distributable earnings as of October 31, 2003, are as follows:

     Undistributed Ordinary Income                  $     270
                                                    =========
     Undistributed Long-term Capital Gains          $       -
                                                    =========
     Capital Loss Carryforward                      $ (72,492)
                                                    =========
     Net Unrealized Appreciation (Depreciation)     $  27,844
                                                    =========

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

     Capital Loss
     Carryforward         Available through
----------------------   ------------------
$ 23,179                 October 31, 2009
  40,242                 October 31, 2010
  9,071                  October 31, 2011

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2003, are as follows:

     Federal Tax Cost Basis                         $ 368,849
                                                    =========
     Unrealized Appreciation                        $  32,411
     Unrealized (Depreciation)                         (4,567)
                                                    ---------
     Net Unrealized Appreciation (Depreciation)     $  27,844
                                                    =========

Supplemental Tax Information
(unaudited)

For dividends paid during the year ended October 31, 2003, the Fund designates qualified dividend income to the maximum extent allowable.

For corporate shareholders, 45% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2003. Complete information will be computed and reported in conjunction with your 2003 Form 1099-DIV.


IDEX Mutual Funds                                             Annual Report 2003

                             IDEX Janus Balanced 14

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Trustees and Shareholders of IDEX Janus Balanced

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of IDEX Janus Balanced (the "Fund") (one of the portfolios constituting the IDEX Mutual Funds) at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
December 18, 2003


IDEX Mutual Funds                                             Annual Report 2003

                             IDEX Janus Balanced 15

IDEX Janus Flexible Income

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

After outpacing stocks for three consecutive years -- the first time that has occurred since 1939-'41 -- U.S. Treasury securities reversed course in 2003. However, the road was a bumpy one as Treasury yields rose and fell with the headline news and the fortunes of the stock market. Time and again, investors fled Treasuries when better-than-expected economic reports lifted equities and pressured Treasury prices. Then only to return when disappointing economic data and, later, fears of a protracted military campaign in Iraq, caused them to abandon stocks and seek refuge in the Treasury market. As the conflict cooled in the spring, investors turned their full attention to the economy, where evidence of a rebound was mounting. Meanwhile, in a bid to support the nascent economic recovery, the Federal Reserve Board ("Fed") cut short-term interest rates twice during the fiscal year, the last time to an over 40-year low of 1%. The Fed also indicated they had the flexibility necessary to keep rates low for the foreseeable future, which further buoyed bond market sentiment. Many corporations took advantage of the low-interest-rate environment to refinance their debt, streamline their balance sheets and reduce their borrowing costs. This, together with Treasury yields that in June hit all-time lows, helped corporate bonds rally as investors sought better returns and greater upside beyond the Treasury market. Likewise, high-yield bonds showed renewed vigor, bolstered by a brighter economic outlook, improving corporate profits and a rejuvenated stock market. As the fiscal year came to a close, an economy on the mend and investors' increased appetite for risk favored corporate and high-yield bonds, while Treasury yields trended higher against the backdrop of an ailing U.S. dollar and exploding federal deficit.

PERFORMANCE
For the year ended October 31, 2003, IDEX Janus Flexible Income returned 6.39%. By comparison its benchmark, the Lehman Brothers U.S. Government/Credit Index, returned 6.17%.

MANAGER'S OVERVIEW

Q.  Which holdings had the greatest positive impact on the Fund's performance?

One of the portfolio's top performing positions during the period was the government sponsored enterprise, Fannie Mae, which saw its price appreciate as the home lending market remained strong. On the corporate side, electric utility company Public Service Company of Colorado, which is now owned by Minneapolis-based Xcel Energy Inc., made a positive contribution to performance. Waste Management, Inc., a leading provider of comprehensive waste management services, also worked to our advantage. Another corporate bond that provided a lift to our performance was USA Interactive, the Internet conglomerate. Cable giant Comcast Cable Communications, Inc. also saw its bonds trade higher as did StanCorp Financial Group, Inc., an insurance and mortgage company.

Q. Which individual holdings had the greatest negative impact on the Fund's performance?

Our investment in hospital operator, Tenet Healthcare Corporation, proved to be the biggest detractor from our performance during the last twelve months. Other bonds that had a negative impact included; Pitney Bowes Inc., a provider of integrated mail and document solutions, Newell Rubbermaid Inc., a manufacturer of consumer products, and Electronic Data Systems Corporation, a provider of information technology solutions. Also negatively impacting the portfolio were several of our Treasury positions, which declined as the economy began to recover.

Q.  Which sectors had the greatest impact on the Fund's performance?

While maintaining our approach to building this portfolio from the bottom up, we continue to own a diversified mix of government, agency and corporate securities.

/s/ Ronald V. Speaker

Ronald V. Speaker
Fund Manager
Janus Capital Management, LLC


IDEX Mutual Funds                                             Annual Report 2003

                          IDEX Janus Flexible Income 1

IDEX Janus Flexible Income

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Growth of $10,000
Inception of 10/31/93 through 10/31/03
Investment less sales charges - $9,452

[The following table was depicted as a mountain chart in the printed material.]

       DATE                  Class A                   LBGC
------------------      ------------------    ---------------------
    10/31/1993                 9,525                 10,000
    12/31/1993                 9,627                  9,930
     3/31/1994                 9,479                  9,619
     6/30/1994                 9,310                  9,500
     9/30/1994                 9,378                  9,547
    12/31/1994                 9,222                  9,582
     3/31/1995                 9,590                 10,059
     6/30/1995                10,201                 10,712
     9/30/1995                10,439                 10,917
    12/31/1995                10,959                 11,426
     3/31/1996                10,742                 11,158
     6/30/1996                10,830                 11,211
     9/30/1996                11,143                 11,409
    12/31/1996                11,560                 11,757
     3/31/1997                11,587                 11,656
     6/30/1997                11,988                 12,080
     9/30/1997                12,532                 12,503
    12/31/1997                12,895                 12,904
     3/31/1998                13,226                 13,100
     6/30/1998                13,518                 13,443
     9/30/1998                13,776                 14,109
    12/31/1998                13,902                 14,127
     3/31/1999                13,908                 13,958
     6/30/1999                13,735                 13,805
     9/30/1999                13,787                 13,880
    12/31/1999                14,032                 13,823
     3/31/2000                14,222                 14,195
     6/30/2000                14,152                 14,401
     9/30/2000                14,427                 14,815
    12/31/2000                14,862                 15,462
     3/31/2001                15,279                 15,956
     6/30/2001                15,266                 16,004
     9/30/2001                15,931                 16,766
    12/31/2001                15,894                 16,776
     3/31/2002                15,792                 16,697
     6/30/2002                16,302                 17,324
     9/30/2002                17,132                 18,311
    12/31/2002                17,329                 18,628
     3/31/2003                17,651                 18,934
     6/30/2003                18,251                 19,602
     9/30/2003                18,218                 19,503
    10/31/2003                17,988                 19,256

Average Annual Total Return for Periods Ended 10/31/03
--------------------------------------------------------------------------------

                                                            From       Inception
                    1 year      5 years     10 years     Inception       Date
--------------------------------------------------------------------------------
Class A (NAV)         6.39%       5.89%        6.56%        7.66%       6/29/87
Class A (POP)         1.33%       4.86%        6.05%        7.34%       6/29/87
LBGC(1)               6.17%       6.57%        6.77%        8.33%       6/29/87
--------------------------------------------------------------------------------
Class B (NAV)         5.59%       5.17%           -         6.35%       10/1/95
Class B (POP)         0.59%       5.00%           -         6.35%       10/1/95
--------------------------------------------------------------------------------
Class C (NAV)         5.59%          -            -         6.23%       11/1/99
--------------------------------------------------------------------------------
Class L (NAV)            -           -            -         5.16%      11/11/02
Class L (POP)            -           -            -         3.16%      11/11/02
--------------------------------------------------------------------------------
Class M (NAV)         5.69%       5.27%        5.96%        6.00%       10/1/93
Class M (POP)         3.64%       5.06%        5.85%        5.89%       10/1/93
--------------------------------------------------------------------------------

NOTES

(1) The Lehman Brothers U.S. Government/Credit (LBGC) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
    Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B, (2% in the 1st year and 1% in the 2nd year) for Class L shares shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Class C and M shares are not available to new investors.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.


IDEX Mutual Funds                                             Annual Report 2003

                          IDEX Janus Flexible Income 2

IDEX Janus Flexible Income

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts except share amounts in thousands)

                                             Principal           Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS (18.5%)
  U.S. Treasury Bond
    7.25%, due 05/15/2016 (a)                $    3,085        $   3,823
    7.25%, due 08/15/2022                         1,380            1,726
    6.25%, due 08/15/2023 (a)                     4,445            5,017
    6.25%, due 05/15/2030 (c)                       760              869
    5.38%, due 02/15/2031 (a)                     2,172            2,244
  U.S. Treasury Inflation Index
    3.00%, due 07/15/2012                         5,292            5,791
  U.S. Treasury Note
    1.63%, due 09/30/2005 (a)                     1,165            1,161
    5.75%, due 11/15/2005                           212              228
    2.00%, due 05/15/2006 (a)                       855              853
    2.38%, due 08/15/2006 (a)                     2,400            2,407
    4.38%, due 05/15/2007 (a)                     3,330            3,523
    3.25%, due 08/15/2008 (a)                     2,240            2,244
    3.13%, due 09/15/2008                         1,115            1,110
    3.13%, due 10/15/2008                           520              517
    6.50%, due 02/15/2010                           205              238
    5.75%, due 08/15/2010                            35               39
    5.00%, due 02/15/2011 (a)                     1,520            1,627
    4.25%, due 08/15/2013 (a)                     2,285            2,275
                                                               ---------
Total U.S. Government Obligations (cost: $35,117)                 35,692
                                                               ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS (10.4%)
  Fannie Mae
    4.38%, due 10/15/2006                           895              938
    2.88%, due 10/15/2005 (a)                     7,725            7,850
    3.25%, due 11/15/2007                         2,110            2,113
    5.25%, due 01/15/2009                         2,840            3,046
    6.25%, due 02/01/2011                         2,635            2,882
    6.00%, due 05/15/2011                           225              248
    6.13%, due 03/15/2012                           415              460
    4.38%, due 09/15/2012 (a)                       935              918
    6.63%, due 11/15/2030                           690              777
  Fannie Mae-Conventional Pool
    4.63%, due 05/01/2013                           775              746
                                                               ---------
Total U.S. Government Agency Obligations (cost: $19,764)          19,978
                                                               ---------
FOREIGN GOVERNMENT OBLIGATIONS (3.3%)
  Federal Republic of Germany
    4.50%, due 08/17/2007                           775              937
    5.00%, due 07/04/2012                         2,125            2,605
  Kingdom of Spain
    5.00%, due 07/30/2012                           600              726
  United Mexican States
    4.63%, due 10/08/2008                           400              401
    6.38%, due 01/16/2013                           750              772
    8.00%, due 09/24/2022                           750              816
                                                               ---------
Total Foreign Government Obligations (cost: $5,770)                6,257
                                                               ---------
CORPORATE DEBT SECURITIES (65.1%)
Air Transportation (0.1%)
  Continental Airlines, Inc.
    6.80%, due 07/02/2007                    $      218        $     206
Amusement & Recreation Services (0.3%)
  Hard Rock Hotel, Inc.-144A
    8.88%, due 06/01/2013                           475              501
Apparel & Accessory Stores (0.7%)
  Gap, Inc. (The)
    6.90%, due 09/15/2007                         1,250            1,359
Apparel Products (0.1%)
  Cintas Corporation No. 2
    6.00%, due 06/01/2012                           245              265
Auto Repair, Services & Parking (0.4%)
  PHH Corporation
    6.00%, due 03/01/2008                           775              829
Automotive (0.3%)
  DaimlerChrysler North America
    Holding Corporation
    6.50%, due 11/15/2013                           225              227
  General Motors Corporation (a)
    7.13%, due 07/15/2013                           350              364
Automotive Dealers & Service Stations (0.3%)
  AutoZone, Inc.
    5.88%, due 10/15/2012                           525              550
Beer, Wine & Distilled Beverages (0.3%)
  Miller Brewing Company-144A
    5.50%, due 08/15/2013                           400              408
  SABMiller PLC-144A
    6.63%, due 08/15/2033                           250              262
Beverages (1.6%)
  Anheuser-Busch Companies, Inc
    5.95%, due 01/15/2033                           375              381
  Brown-Forman Corporation
    2.13%, due 03/15/2006                           600              598
  Coca-Cola Enterprises Inc.
    4.38%, due 09/15/2009                         1,000            1,016
    7.13%, due 08/01/2017                           435              513
  Coors (Adolph) Company
    6.38%, due 05/15/2012                           535              582
Business Credit Institutions (3.0%)
  Caterpillar Financial Services Corporation
    2.35%, due 09/15/2006                           925              915
  ChevronTexaco Capital Corporation
    3.50%, due 09/17/2007                         1,035            1,048
  Deere (John) Capital Corporation
    4.13%, due 07/15/2005                           290              300

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                               IDEX Janus Flexible Income 3

IDEX Janus Flexible Income

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                       Principal              Value
------------------------------------------------------------------------------------
Business Credit Institutions (continued)
  Ford Motor Credit Company
    5.75%, due 02/23/2004                              $      500        $     506
    7.00%, due 10/01/2013 (a)                                 275              270
  Fund American Companies, Inc.
    5.88%, due 05/15/2013                                   1,000              999
  National Rural Utilities Cooperative
    Finance Corporation
    4.38%, due 10/01/2010                                     900              896
  Valentia Telecommunications Ltd.-144A
    7.25%, due 08/15/2013                                     700              855
Business Services (0.6%)
  ARAMARK Services, Inc.
    7.00%, due 05/01/2007                                     430              474
    6.38%, due 02/15/2008                                     575              614
  Clear Channel Communications, Inc.
    6.00%, due 11/01/2006                                     105              113
Chemicals & Allied Products (1.3%)
  Dial Corporation (The)
    7.00%, due 08/15/2006                                     890              984
    6.50%, due 09/15/2008                                     600              649
  Nalco Company-144A
    7.75%, due 11/15/2011                                     225              234
  Proctor & Gamble Company (The)
    4.75%, due 06/15/2007                                     645              682
Commercial Banks (2.0%)
  Bank of New York Company, Inc. (The)
    2.20%, due 05/12/2006                                     750              748
  Citigroup Inc.
    4.88%, due 05/07/2015                                     775              751
  Citizens Banking Corporation
    5.75%, due 02/01/2013                                     175              172
  Hudson United Bancorp
    8.20%, due 09/15/2006                                     300              330
  Mellon Funding Corporation
    5.00%, due 12/01/2014                                     600              600
  U.S. Bancorp
    2.75%, due 03/30/2006                                     800              806
  Zions Bancorporation
    6.00%, due 09/15/2015                                     475              493
Communication (3.9%)
  Comcast Cable Communications, Inc.
    6.38%, due 01/30/2006                                   1,000            1,077
  Comcast Corporation
    5.85%, due 01/15/2010                                   1,000            1,062
    5.50%, due 03/15/2011                                   1,025            1,058
    5.30%, due 01/15/2014                                     275              270

Communication (continued)
  Cox Communications, Inc.
     6.88%, due 06/15/2005                             $    1,000        $   1,074
     7.13%, due 10/01/2012                                    110              125
  Echostar DBS Corporation
     9.13%, due 01/15/2009                                    589              663
  Echostar DBS Corporation-144A
     5.75%, due 10/01/2008                                    450              448
  Intelsat, Ltd.
     6.50%, due 11/02/2013                                    200              203
  Rogers Cable Inc.
     6.25%, due 06/15/2013                                    425              425
  Viacom Inc.
     6.40%, due 01/30/2006                                    500              542
  XM Satellite Radio Inc.
    12.00%, due 06/15/2010                                    475              528
Computer & Data Processing Services (0.2%)
  Fiserv, Inc.
     4.00%, due 04/15/2008                                    375              373
Computer & Office Equipment (1.5%)
  Apple Computer, Inc.
     6.50%, due 02/15/2004                                    745              753
  International Business Machines Corporation
     2.38%, due 11/01/2006                                    925              921
     4.25%, due 09/15/2009                                    500              509
     5.88%, due 11/29/2032                                    650              647
Construction (0.1%)
  Toll Brothers, Inc.
     6.88%, due 11/15/2012                                    250              274
Department Stores (0.6%)
  J.C. Penney Company, Inc.
     6.00%, due 05/01/2006                                    900              911
  Saks Incorporated
     8.25%, due 11/15/2008                                    250              283
Drug Stores & Proprietary Stores (0.9%)
  CVS Corporation
     3.88%, due 11/01/2007                                    750              765
  Medco Health Solutions, Inc. (a)
     7.25%, due 08/15/2013                                    700              745
  Rite Aid Corporation
     7.63%, due 04/15/2005                                    100              101
     7.13%, due 01/15/2007                                    100              101
Electric Services (4.6%)
  Ameren Energy Generating
    Company-Series F
     7.95%, due 06/01/2032                                    295              359
  CenterPoint Energy-144A (a)
     5.88%, due 06/01/2008                                  1,000            1,029

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                               IDEX Janus Flexible Income 4

IDEX Janus Flexible Income

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                   Principal              Value
--------------------------------------------------------------------------------
Electric Services (continued)
  CenterPoint Energy Resources Corp.
     6.50%, due 02/01/2008                         $      250        $     268
  Dominion Resources, Inc.
     2.80%, due 02/15/2005                                825              833
     5.13%, due 12/15/2009                                650              685
     5.00%, due 03/15/2013                                775              769
  MidAmerican Energy Holdings Company
     3.50%, due 05/15/2008                                875              851
  Southwestern Public Service Company
     5.13%, due 11/01/2006                                500              531
  Tri-State Generation & Transmission
    Association, Inc.-144A
     6.04%, due 01/31/2018                                450              457
  TXU Corp.
     6.38%, due 06/15/2006 (a)                          1,625            1,723
     6.38%, due 01/01/2008                                750              784
  TXU Energy Company LLC-144A
     7.00%, due 03/15/2013                                525              576
Electric, Gas & Sanitary Services (2.5%)
  CMS Energy Corporation
     7.63%, due 11/15/2004 (a)                            425              434
     7.50%, due 01/15/2009                                475              483
  CMS Energy Corporation-144A (a)
     7.75%, due 08/01/2010                                450              458
  Northern States Power Company
     2.88%, due 08/01/2006                                350              350
  Public Service Company of Colorado
     7.88%, due 10/01/2012                              1,000            1,208
     4.78%, due 03/01/2013                                600              595
  Public Service Company of
    Colorado-Series A
     6.88%, due 07/15/2009                                100              112
  Xcel Energy Inc.
     7.00%, due 12/01/2010                                675              758
  Xcel Energy Inc.-144A
     3.40%, due 07/01/2008                                400              388
Electronic Components & Accessories (1.4%)
  Amkor Technology, Inc.
    10.50%, due 05/01/2009                                140              151
  Jabil Circuit, Inc.
     5.88%, due 07/15/2010                                225              232
  Tyco International Group SA
     6.38%, due 02/15/2006                                525              556
     6.38%, due 10/15/2011                                475              494
  Tyco International Ltd.
     6.38%, due 06/15/2005                              1,200            1,259
Environmental Services (1.3%)
  Allied Waste North America, Inc. (a)
    10.00%, due 08/01/2009                                250              272

Environmental Services (continued)
  USA Waste Services, Inc.
     7.00%, due 10/01/2004                         $      750        $     782
  Waste Management, Inc.
     7.38%, due 08/01/2010                              1,200            1,388
Fabricated Metal Products (0.3%)
  Gillette Company (The) (e)
     4.13%, due 08/30/2007                                500              516
Food & Kindred Products (3.1%)
  Dean Foods Company
     6.63%, due 05/15/2009                              1,500            1,575
     6.90%, due 10/15/2017                                200              206
  Del Monte Foods Company
     9.25%, due 05/15/2011                                115              127
  Del Monte Foods Company-144A
     8.63%, due 12/15/2012                                275              304
  General Mills, Inc.
     5.13%, due 02/15/2007                                500              532
     3.88%, due 11/30/2007                              1,000            1,008
     6.00%, due 02/15/2012                                125              134
  Kellogg Company
     6.00%, due 04/01/2006                                650              700
     2.88%, due 06/01/2008                                650              626
  Kellogg Company-Series B
     6.60%, due 04/01/2011                                750              838
Food Stores (0.8%)
  Kroger, Co. (The)
     7.38%, due 03/01/2005                                600              641
  Safeway Inc.
     6.15%, due 03/01/2006                                570              613
  Stater Bros. Holdings Inc.
    10.75%, due 08/15/2006                                225              237
Gas Production & Distribution (0.6%)
  Panhandle Eastern Pipe Line Company-144A
     4.80%, due 08/15/2008                                425              434
  Southwest Gas Corporation
     7.63%, due 05/15/2012                                720              815
Health Services (3.3%)
  Fresenius Finance BV-144A
     7.75%, due 04/30/2009                                300              372
  Fresenius Medical Care Capital Trust IV
     7.88%, due 06/15/2011                                100              106
  HCA Inc.
     6.91%, due 06/15/2005                              1,500            1,575
     6.95%, due 05/01/2012 (a)                          1,000            1,036
     6.25%, due 02/15/2013                              1,000              989
     7.50%, due 11/05/2033                                125              124
  Manor Care, Inc.
     6.25%, due 05/01/2013                                360              369

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                               IDEX Janus Flexible Income 5

IDEX Janus Flexible Income

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                     Principal              Value
----------------------------------------------------------------------------------
Health Services (continued)
  Quest Diagnostics Incorporated
    6.75%, due 07/12/2006                            $    1,250        $   1,371
    7.50%, due 07/12/2011                                   300              348
Holding & Other Investment Offices (0.4%)
  OneAmerica Financial Partners, Inc.-144A
    7.00%, due 10/15/2033                                   700              687
Hotels & Other Lodging Places (1.0%)
  HMH Properties, Inc.
    7.88%, due 08/01/2005                                   429              441
  Starwood Hotels & Resorts Worldwide, Inc.
    6.75%, due 11/15/2005                                 1,335            1,408
Industrial Machinery & Equipment (0.5%)
  Kennametal Inc.
    7.20%, due 06/15/2012                                 1,000            1,056
Instruments & Related Products (0.6%)
  Raytheon Company
    6.50%, due 07/15/2005                                 1,000            1,071
Insurance (5.1%)
  Berkshire Hathaway Inc.-144A
    4.63%, due 10/15/2013                                   350              343
  Farmers Insurance Exchange-144A
    8.50%, due 08/01/2004                                   200              205
  First American Capital Trust I
    8.50%, due 04/15/2012                                   300              329
  Liberty Mutual Insurance Company-144A
    8.50%, due 05/15/2025                                   525              530
    7.88%, due 10/15/2026                                   450              430
  Markel Corporation
    6.80%, due 02/15/2013                                 1,000            1,058
  Progressive Corporation (The)
    6.25%, due 12/01/2032                                   250              257
  StanCorp Financial Group, Inc.
    6.88%, due 10/01/2012                                 1,250            1,356
  Travelers Property Casualty Corp.
    5.00%, due 03/15/2013                                   775              773
  UnitedHealth Group Incorporated
    7.50%, due 11/15/2005                                   360              397
    5.20%, due 01/17/2007                                   643              687
    4.88%, due 04/01/2013                                   525              526
  UnumProvident Corporation
    6.38%, due 07/15/2005                                   350              367
    7.38%, due 06/15/2032                                   425              426
  W.R. Berkley Corporation
    5.88%, due 02/15/2013                                   930              945
  WellPoint Health Networks Inc.
    6.38%, due 06/15/2006                                 1,185            1,295

Life Insurance (1.2%)
  Americo Life, Inc.-144A
     7.88%, due 05/01/2013                           $    1,000        $     990
  Nationwide Financial Services, Inc.
     5.63%, due 02/13/2015                                  550              556
  Nationwide Mutual Life Insurance
    Company-144A
     7.50%, due 02/15/2024                                  415              422
  New York Life Insurance Company-144A
     5.88%, due 05/15/2033                                  400              392
Metal Cans & Shipping Containers (0.3%)
  Ball Corporation
     6.88%, due 12/15/2012                                  475              495
Metal Mining (0.5%)
  Freeport-McMoRan Copper & Gold Inc. (a)
    10.13%, due 02/01/2010                                  800              912
Motion Pictures (0.8%)
  AMC Entertainment Inc.
     9.88%, due 02/01/2012                                  300              329
  Time Warner Inc.
     5.63%, due 05/01/2005                                  750              787
     6.88%, due 05/01/2012                                  425              471
Motor Vehicles, Parts & Supplies (0.3%)
  TRW Automotive Inc.-144A
    10.13%, due 02/15/2013                                  425              554
Oil & Gas Extraction (2.3%)
  Devon Energy Corporation
     2.75%, due 08/01/2006                                  750              749
  Gulfterra Energy Partner, L.P.
     8.50%, due 06/01/2010                                  250              273
  Halliburton Company-144A
     5.50%, due 10/15/2010                                  325              328
  Magnum Hunter Resources, Inc.
     9.60%, due 03/15/2012                                  190              212
  Occidental Petroleum Corporation
     5.88%, due 01/15/2007                                  450              489
     4.25%, due 03/15/2010                                  350              349
  Pemex Project Funding Master Trust
     6.13%, due 08/15/2008                                1,250            1,314
     8.63%, due 02/01/2022 (e)                              500              545
  Westport Resources Corporation-144A
     8.25%, due 11/04/2011                                   75               83
Personal Credit Institutions (3.8%)
  Capital One Bank
     5.75%, due 09/15/2010                                  550              577

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                               IDEX Janus Flexible Income 6

IDEX Janus Flexible Income

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                      Principal              Value
-----------------------------------------------------------------------------------
Personal Credit Institutions (continued)
  General Electric Capital Corporation
     2.85%, due 01/30/2006                            $    1,000        $   1,011
     6.00%, due 06/15/2012                                   395              425
  General Motors Acceptance Corporation
     4.50%, due 07/15/2006 (a)                             1,710            1,735
     5.13%, due 05/09/2008 (a)                               600              609
     6.88%, due 09/15/2011                                   250              258
  Household Finance Corporation
     3.38%, due 02/21/2006                                   500              510
     4.63%, due 01/15/2008                                   600              622
  SLM Corporation
     3.95%, due 08/15/2008                                 1,050            1,057
  SLM Corporation-Series MTN
     5.05%, due 11/14/2014                                   500              494
Personal Services (0.6%)
  Cendant Corporation
     6.25%, due 03/15/2010                                   775              836
  Service Corporation International
     6.00%, due 12/15/2005                                   350              353
Petroleum Refining (0.7%)
  Conoco Funding Company
     5.45%, due 10/15/2006                                   710              764
     6.35%, due 10/15/2011                                   565              629
Pharmaceuticals (0.2%)
  Mallinckrodt Inc.
     6.75%, due 09/15/2005                                   275              289
Printing & Publishing (1.9%)
  Belo Corp.
     7.13%, due 06/01/2007                                   575              644
     8.00%, due 11/01/2008                                   275              322
  Dex Media East LLC (Dex Media Finance Co.)
     9.88%, due 11/15/2009                                   125              142
    12.13%, due 11/15/2012                                   350              422
  Dex Media West LLC (Dex Media Finance
    Co.)-144A
     9.88%, due 08/15/2013                                   350              398
  Gannett Co., Inc.
     4.95%, due 04/01/2005                                   865              902
  News America Incorporated (a)
     6.63%, due 01/09/2008                                   810              899
Radio & Television Broadcasting (3.0%)
  British Sky Broadcasting Group PLC
     7.30%, due 10/15/2006                                   590              651
     6.88%, due 02/23/2009                                 2,500            2,757
  Corus Entertainment Inc.
     8.75%, due 03/01/2012                                   295              325

Radio & Television Broadcasting (continued)
  Cox Enterprises, Inc.-144A
     4.38%, due 05/01/2008                            $      100        $     101
  Univision Communications Inc.
     3.50%, due 10/15/2007                                   275              274
     3.88%, due 10/15/2008                                   700              691
  USA Interactive
     7.00%, due 01/15/2013                                   800              884
Railroads (0.1%)
  CSX Corporation
     4.88%, due 11/01/2009                                   250              257
Research & Testing Services (0.1%)
  Vicar Operating, Inc.
     9.88%, due 12/01/2009                                   200              223
Residential Building Construction (0.1%)
  K. Hovnanian Enterprises, Inc.
     6.50%, due 01/15/2014                                   275              274
Restaurants (0.1%)
  Domino's, Inc.-144A
     8.25%, due 07/01/2011                                   150              158
  YUM! Brands, Inc.
     7.70%, due 07/01/2012                                    85               96
Rubber & Misc. Plastic Products (0.5%)
  Newell Rubbermaid Inc.
     4.00%, due 05/01/2010                                   400              378
  Sealed Air Corporation-144A
     5.38%, due 04/15/2008                                   250              260
     6.88%, due 07/15/2033                                   350              361
Savings Institutions (0.8%)
  Sovereign Bancorp, Inc.
     5.13%, due 03/15/2013                                   600              587
  Sovereign Capital Trust I
     9.00%, due 04/01/2027                                   125              137
  Webster Bank
     5.88%, due 01/15/2013                                   525              543
  Webster Capital Trust II
    10.00%, due 04/01/2027                                   275              330
Security & Commodity Brokers (0.3%)
  Franklin Resources, Inc.
     3.70%, due 04/15/2008                                   500              499
Stone, Clay & Glass Products (0.9%)
  Hanson Australia Funding Limited
     5.25%, due 03/15/2013                                   450              447
  Owens-Brockway Glass Container Inc.
     8.88%, due 02/15/2009                                   280              304
     7.75%, due 05/15/2011                                   250              264
     8.75%, due 11/15/2012                                   350              383

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                               IDEX Janus Flexible Income 7

IDEX Janus Flexible Income

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                Principal       Value
----------------------------------------------------------------------
Stone, Clay & Glass Products (continued)
  Owens-Illinois, Inc.
    7.15%, due 05/15/2005                         $  300     $    308
Telecommunications (1.4%)
  AT&T Broadband, LLC
    7.88%, due 08/01/2013                          1,425        1,670
  Deutsche Telekom International Finance BV
    3.88%, due 07/22/2008                            300          299
  Nextel Communications, Inc.
    9.38%, due 11/15/2009                            475          518
    7.38%, due 08/01/2015                            225          234
Transportation & Public Utilities (0.5%)
  Kaneb Pipe Line Operating Partnership, L.P.
    5.88%, due 06/01/2013                            500          497
  Kern River Funding Corp.-144A
    4.89%, due 04/30/2018                            492          483
Variety Stores (0.9%)
  Wal-Mart Stores, Inc.
    6.88%, due 08/10/2009                          1,000        1,147
    4.55%, due 05/01/2013                            625          614
                                                             --------
Total Corporate Debt Securities (cost: $119,874)              125,428
                                                             --------

                                                      Shares         Value
---------------------------------------------------------------------------
PREFERRED STOCKS (0.5%)
Holding & Other Investment Offices (0.1%)
  Saul Centers, Inc.                                 4,300      $     108
Real Estate (0.1%)
  Chevy Chase Preferred Capital Corpor               4,700            269
Savings Institutions (0.3%)
  Chevy Chase Bank, F.S.B.                           3,500             96
  Chevy Chase Bank, F.S.B. (new)                    15,650            423
                                                                ---------
Total Preferred Stocks (cost: $884)                                   896
                                                                ---------
COMMON STOCKS (0.00%)
Telecommunications (0.0%)
  VersaTel Telecom International-Warrants,
    Expires 05/15/2008                                  75             (d)
                                                                 ---------
Total Common Stocks                                                    (d)
                                                                 ---------

                                                  Principal              Value
------------------------------------------------------------------------------
SECURITY LENDING COLLATERAL (21.9%)
Debt (19.2%)
Bank Notes (2.3%)
  Canadian Imperial Bank of Commerce
    1.12%, due 11/04/2003                         $    1,829        $   1,829
  Fleet National Bank
    1.06%, due 01/21/2004                              2,561            2,561

Euro Dollar Terms (10.8%)
  Bank of Montreal
    1.03%, due 11/13/2003                         $    1,463        $   1,463
    1.04%, due 11/14/2003                              1,285            1,285
  Bank of Nova Scotia (The)
    1.06%, due 11/12/2003                                731              731
  Bank of Scotland
    1.04%, due 11/14/2003                              1,463            1,463
  Citigroup Inc.
    1.08%, due 01/05/2004                              2,195            2,195
  Credit Agricole Indosuez
    1.08%, due 01/06/2004                              1,609            1,609
  Den Danske Bank
    1.04%, due 11/10/2003                                731              731
    1.08%, due 01/20/2004                              2,195            2,195
  Royal Bank of Canada
    1.04%, due 11/24/2003                              1,829            1,829
    1.06%, due 12/08/2003                                731              731
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/15/2004                              2,194            2,194
  SouthTrust Bank
    1.08%, due 01/16/2004                              2,194            2,194
  Wells Fargo & Company
    1.04%, due 11/20/2003                              2,194            2,194
Promissory Notes (1.3%)
  Goldman Sachs Group, Inc. (The)
    1.15%, due 11/03/2003                              2,561            2,561
Repurchase Agreements (4.8%) (b)
  Goldman Sachs Group, Inc. (The)
    1.10% Repurchase Agreement
    dated 10/31/2003 to be repurchased
    at $731 on 11/03/2003                                731              731
  Merrill Lynch & Co., Inc.
    1.10% Repurchase Agreement
    dated 10/31/2003 to be repurchased
    at $8,413 on 11/03/2003                            8,413            8,413


                                                      Shares           Value
-------------------------------------------------------------------------------
Investment Companies (2.7%)
Money Market Funds (2.7%)
  Merrimac Cash Series Fund-
    Premium Class
    1-day yield of 0.97%                            5,120,449        $   5,120
                                                                     ---------
Total Security Lending Collateral (cost: $42,029)                       42,029
                                                                     ---------
Total Investment Securities (cost: $223,438)                         $ 230,280
                                                                     =========
SUMMARY:
  Investments, at value                                 119.7)%      $ 230,280)
  Liabilities in excess of other assets                 (19.7)%        (37,937)
                                                        ---------    ---------
  Net assets                                            100.0)%      $ 192,343)
                                                        =========    =========

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                          IDEX Janus Flexible Income 8

IDEX Janus Flexible Income

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

FORWARD FOREIGN CURRENCY CONTRACTS:
----------------------------------------------------------------------
                                                             Net
                                          Amount in       Unrealized
                 Bought    Settlement    U.S. Dollars    Appreciation
Currency         (Sold)       Date      Bought (Sold)   (Depreciation)
------------- ----------- ------------ --------------- ---------------
Euro Dollar      (6,150)  03/26/2004      $  (7,019)       $ (109)
Euro Dollar       1,000   03/26/2004          1,160            (1)
                                          ---------        ------
                                          $  (5,859)       $ (110)
                                          =========        ======

FUTURES CONTRACTS:
-------------------------------------------------------------------------
                                                           Net Unrealized
                               Settlement                   Appreciation
                   Contracts      Date         Amount      (Depreciation)
                  ----------- ------------ -------------- ---------------
10-Year U.S.
  Treasury Note       (168)   12/31/2003     $  (18,519)      $  (346)


NOTES TO SCHEDULE OF INVESTMENTS:

(a)  At October 31, 2003, all or a portion of this security is on loan (see Note
     1). The value at October 31, 2003, of all securities on loan is $41,101.

(b) Cash collateral for the Repurchase Agreements, valued at $9,327, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%-10.18% and 06/01/2004-12/31/2049, respectively.

(c) At October 31, 2003, all or a portion of this security is segregated with the custodian to cover margin requirements for open futures contracts. The value of all securities segregated at October 31, 2003, is $414.

(d)  Value is less than $1.

(e)  Floating or variable rate note. Rate is listed as of October 31, 2003.

DEFINITION:

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                          IDEX Janus Flexible Income 9

IDEX Janus Flexible Income

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $223,438)
     (including $41,101 of securities loaned)                  $230,280
  Cash                                                            3,254
  Receivables:
     Investment securities sold                                   1,384
     Shares of beneficial interest sold                              57
     Interest                                                     2,713
  Other                                                              44
                                                               ---------
                                                                237,732
                                                               ---------
Liabilities:
  Investment securities purchased                                 2,520
  Accounts payable and accrued liabilities:
     Shares of beneficial interest redeemed                         272
     Management and advisory fees                                   139
     Distribution fees                                              115
     Transfer agent fees                                             58
     Dividends to shareholders                                        1
  Payable for securities on loan                                 42,029
  Unrealized depreciation on forward foreign currency
     contracts                                                      110
  Variation margin                                                   58
  Other                                                              87
                                                               ---------
                                                                 45,389
                                                               ---------
Net Assets                                                     $192,343
                                                               =========
Net Assets Consist of:
  Shares of beneficial interest, unlimited shares authorized   $182,510
  Undistributed net investment income (loss)                        330
  Undistributed net realized gain (loss) from investments,
     futures contracts and foreign currency transactions          3,113
  Net unrealized appreciation (depreciation) on:
     Investment securities                                        6,839
     Future contracts                                              (346)
     Translation of assets and liabilities denominated in
       foreign currencies                                          (103)
                                                               ---------
Net Assets                                                     $192,343
                                                               =========
Shares Outstanding:
  Class A                                                         8,608
  Class B                                                         6,812
  Class C                                                         1,391
  Class L                                                           802
  Class M                                                         1,232
Net Asset Value Per Share:
  Class A                                                      $  10.21
  Class B                                                         10.20
  Class C                                                         10.20
  Class L                                                         10.20
  Class M                                                         10.20
Maximum Offering Price Per Share (a):
  Class A                                                      $  10.72
  Class M                                                         10.30

(a) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, and L shares represents offering price. The redemption price for Classes B, L, and M shares equals net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the year ended October 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                                $  9,950
  Dividends                                                     11
  Income from loaned securities-net                             84
                                                          --------
                                                            10,045
                                                          --------
Expenses:
  Management and advisory fees                               1,640
  Transfer agent fees                                          355
  Printing and shareholder reports                              52
  Custody fees                                                  55
  Administration fees                                           30
  Legal fees                                                    12
  Auditing and accounting fees                                  19
  Trustees fees                                                 14
  Registration fees                                             79
  Other                                                          9
  Distribution and service fees:
     Class A                                                   311
     Class B                                                   739
     Class C                                                   165
     Class L                                                    44
     Class M                                                   137
                                                          --------
  Total expenses                                             3,661
                                                          --------
Net Investment Income (Loss)                                 6,384
                                                          --------
Net Realized Gain (Loss) from:
  Investment securities                                      4,312
  Futures contracts                                            158
  Foreign currency transactions                               (739)
                                                          --------
                                                             3,731
                                                          --------
Net Increase (Decrease) in Unrealized Appreciation
  (Depreciation) on:
  Investment securities                                      1,549
  Futures contracts                                           (346)
  Translation of assets and liabilities denominated in
     foreign currencies                                        (87)
                                                          --------
                                                             1,116
                                                          --------
Net Gain (Loss) on Investments, Futures Contracts, and
  Foreign Currency Transactions                              4,847
                                                          --------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                         $ 11,231
                                                          ========

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                         IDEX Janus Flexible Income 10

IDEX Janus Flexible Income

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                                 October 31,     October 31,
                                                     2003            2002
                                               --------------- ---------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                 $   6,384       $   4,124
  Net realized gain (loss) from investment
     securities, futures contracts and
     foreign currency transactions                 3,731            (470)
  Net unrealized appreciation
     (depreciation) on investment
     securities, futures contracts, and
     foreign currency translations                 1,116           1,873
                                               ----------      ----------
                                                  11,231           5,527
                                               ----------      ----------
Distributions to Shareholders:
  From net investment income:
     Class A                                      (3,126)         (1,541)
     Class B                                      (2,115)         (1,687)
     Class C                                        (470)           (417)
     Class L                                        (130)              -
     Class M                                        (449)           (528)
                                               ----------      ----------
                                                  (6,290)         (4,173)
                                               ----------      ----------
  From net realized gains:
     Class A                                           -            (173)
     Class B                                           -            (251)
     Class C                                           -             (53)
     Class L                                           -               -
     Class M                                           -             (89)
                                               ----------      ----------
                                                       -            (566)
                                               ----------      ----------
Capital Share Transactions:
  Proceeds from shares sold:
     Class A                                      81,059          60,787
     Class B                                      28,769          43,395
     Class C                                       9,606          14,467
     Class L                                      10,260               -
     Class M                                       2,737           7,842
                                               ----------      ----------
                                                 132,431         126,491
                                               ----------      ----------
  Dividends and distributions reinvested:
     Class A                                       2,920           1,308
     Class B                                       1,678           1,377
     Class C                                         366             349
     Class L                                         101               -
     Class M                                         403             484
                                               ----------      ----------
                                                   5,468           3,518
                                               ----------      ----------
  Cost of shares redeemed:
     Class A                                     (60,370)        (30,444)
     Class B                                     (29,848)        (18,221)
     Class C                                     (13,557)         (8,785)
     Class L                                      (2,214)              -
     Class M                                      (6,886)         (6,995)
                                               ----------      ----------
                                                (112,875)        (64,445)
                                               ----------      ----------
                                                  25,024          65,564
                                               ----------      ----------
Net increase (decrease) in net assets             29,965          66,352
                                               ----------      ----------
Net Assets:
  Beginning of year                              162,378          96,026
                                               ----------      ----------
  End of year                                  $ 192,343       $ 162,378
                                               ==========      ==========
Undistributed Net Investment Income (Loss)     $     330       $     216
                                               ==========      ==========

Share Activity:
  Shares issued:
     Class A                                       8,049           6,285
     Class B                                       2,820           4,452
     Class C                                         940           1,492
     Class L                                       1,008               -
     Class M                                         266             806
                                               ----------      ----------
                                                  13,083          13,035
                                               ----------      ----------
  Shares issued-reinvested from
     distributions:
     Class A                                         287             135
     Class B                                         165             143
     Class C                                          36              36
     Class L                                          10               -
     Class M                                          40              50
                                               ----------      ----------
                                                     538             364
                                               ----------      ----------
  Shares redeemed:
     Class A                                      (5,946)         (3,123)
     Class B                                      (2,936)         (1,880)
     Class C                                      (1,335)           (904)
     Class L                                        (216)              -
     Class M                                        (679)           (727)
                                               ----------      ----------
                                                 (11,112)         (6,634)
                                               ----------      ----------
Net increase (decrease) in shares
  outstanding                                      2,509           6,765
                                               ==========      ==========

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                         IDEX Janus Flexible Income 11

IDEX Janus Flexible Income

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                          For a share of beneficial interest outstanding throughout each period
                         ----------------------------------------------------------------------------------------------------------
                                                 Investment Operations                       Distributions
                                     -----------------------------------------  -------------------------------------
                        Net Asset                                                                                        Net Asset
            For the       Value,         Net        Net Realized                 From Net    From Net                     Value,
            Period      Beginning     Investment   and Unrealized      Total    Investment   Realized       Total           End
         Ended (d)(g)   of Period   Income (Loss)    Gain (Loss)    Operations    Income       Gains    Distributions    of Period
-----------------------------------------------------------------------------------------------------------------------------------
Class A   10/31/2003     $ 9.94       $ 0.36         $ 0.27         $ 0.63      $ (0.36)     $    -       $ (0.36)        $10.21
          10/31/2002       9.99         0.40           0.02           0.42        (0.41)      (0.06)        (0.47)          9.94
          10/31/2001       9.26         0.47           0.71           1.18        (0.45)          -         (0.45)          9.99
          10/31/2000       9.46         0.57          (0.19)          0.38        (0.58)          -         (0.58)          9.26
          10/31/1999       9.84         0.54          (0.38)          0.16        (0.54)          -         (0.54)          9.46
-----------------------------------------------------------------------------------------------------------------------------------
Class B   10/31/2003       9.94         0.30           0.25           0.55        (0.29)          -         (0.29)         10.20
          10/31/2002       9.99         0.34           0.02           0.36        (0.35)      (0.06)        (0.41)          9.94
          10/31/2001       9.26         0.37           0.74           1.11        (0.38)          -         (0.38)          9.99
          10/31/2000       9.46         0.51          (0.19)          0.32        (0.52)          -         (0.52)          9.26
          10/31/1999       9.83         0.49          (0.38)          0.11        (0.48)          -         (0.48)          9.46
-----------------------------------------------------------------------------------------------------------------------------------
Class C   10/31/2003       9.94         0.30           0.25           0.55        (0.29)          -         (0.29)         10.20
          10/31/2002       9.99         0.35           0.01           0.36        (0.35)      (0.06)        (0.41)          9.94
          10/31/2001       9.26         0.41           0.70           1.11        (0.38)          -         (0.38)          9.99
          10/31/2000       9.46         0.51          (0.19)          0.32        (0.52)          -         (0.52)          9.26
-----------------------------------------------------------------------------------------------------------------------------------
Class L   10/31/2003       9.98         0.29           0.22           0.51        (0.29)          -         (0.29)         10.20
-----------------------------------------------------------------------------------------------------------------------------------
Class M   10/31/2003       9.94         0.31           0.25           0.56        (0.30)          -         (0.30)         10.20
          10/31/2002       9.99         0.36           0.01           0.37        (0.36)      (0.06)        (0.42)          9.94
          10/31/2001       9.26         0.42           0.70           1.12        (0.39)          -         (0.39)          9.99
          10/31/2000       9.46         0.52          (0.19)          0.33        (0.53)          -         (0.53)          9.26
          10/31/1999       9.84         0.49          (0.38)          0.11        (0.49)          -         (0.49)          9.46
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                        -----------------------------------------------------------------------
                                                           Ratio of Expenses
                                         Net Assets,           to Average          Net Investment
             For the                        End of           Net Assets (a)         Income (Loss)     Portfolio
             Period          Total          Period      -----------------------      to Average       Turnover
            Ended (g)     Return (c)       (000's)       Net (e)     Total (f)     Net Assets (a)     Rate (b)
---------------------------------------------------------------------------------------------------------------
Class A   10/31/2003          6.39%        $ 87,898        1.49%        1.50%            3.56%          164%
          10/31/2002          4.45           61,815        1.62         1.65             4.23           245
          10/31/2001         13.14           29,600        1.68         1.70             4.84           315
          10/31/2000          4.10           16,530        1.84         1.87             6.17           166
          10/31/1999          1.70           14,963        1.85         2.00             5.72           100
---------------------------------------------------------------------------------------------------------------
Class B   10/31/2003          5.59           69,502        2.14         2.15             2.91           164
          10/31/2002          3.83           67,220        2.27         2.30             3.58           245
          10/31/2001         12.28           40,435        2.33         2.35             4.19           315
          10/31/2000          3.46           14,008        2.49         2.51             5.52           166
          10/31/1999          1.01            9,006        2.50         2.65             5.07           100
---------------------------------------------------------------------------------------------------------------
Class C   10/31/2003          5.59           14,192        2.14         2.15             2.91           164
          10/31/2002          3.83           17,391        2.27         2.30             3.58           245
          10/31/2001         12.28           11,246        2.33         2.35             4.19           315
          10/31/2000          3.46            8,169        2.49         2.51             5.52           166
---------------------------------------------------------------------------------------------------------------
Class L   10/31/2003          5.16            8,178        2.14         2.15             2.91           164
---------------------------------------------------------------------------------------------------------------
Class M   10/31/2003          5.69           12,573        2.04         2.05             3.01           164
          10/31/2002          3.93           15,952        2.17         2.20             3.68           245
          10/31/2001         12.40           14,745        2.23         2.25             4.29           315
          10/31/2000          3.56            6,220        2.39         2.41             5.62           166
          10/31/1999          1.11            3,778        2.40         2.55             5.17           100
---------------------------------------------------------------------------------------------------------------

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                         IDEX Janus Flexible Income 12

IDEX Janus Flexible Income

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ended 10/31/2001, 10/31/2002, and 10/31/2003.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) The inception date for the Fund's offering of share classes C and L are as follows:
        Class C - November 1, 1999
        Class L - November 11, 2002

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                         IDEX Janus Flexible Income 13

IDEX Janus Flexible Income

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At October 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

IDEX Mutual Funds is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX Janus Flexible Income ("the Fund"), part of IDEX Mutual Funds, began operations on June 29, 1987.

In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers five classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. Effective November 11, 2002, Class C and M shares were closed to new investors. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Trustees and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2003, was paying an interest rate of 0.75%.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $29 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are included in Investment securities at value on the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into

IDEX Mutual Funds                                             Annual Report 2003

                         IDEX Janus Flexible Income 14

IDEX Janus Flexible Income

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Open forward currency contracts at October 31, 2003, are listed in the Schedule of Investments.

Futures contracts: The Fund may enter into futures contracts to manage exposure to market, interest rate or currency fluctuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with futures contracts are imperfect correlation between the change in value of the securities held and the prices of futures contracts; the possibility of an illiquid market and inability of the counterparty to meet the contract terms.

The underlying face amounts of open futures contracts at October 31, 2003, are listed in the Schedule of Investments. The variation margin payable, is included in the accompanying Statement of Assets and Liabilities. Variation margin payable represents the additional payments due in order to maintain the equity account at the required margin level.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (ie: through the assets allocation funds)

                                      Net         % of
                                    Assets     Net Assets
                                   --------   -----------
IDEX Asset Allocation
  Conservative Portfolio           13,786           7%
IDEX Asset Allocation Moderate
  Growth                           13,474           7%
IDEX Asset Allocation Moderate     22,785          12%
                                              -----------
                                                   26%

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following stated break points from November 1, 2002 to February 28, 2003:

    0.90% of the first $100 million of ANA
    0.80% of the next $150 million of ANA
    0.70% of ANA over $250 million

From March 1, 2003 on:

    0.875% of the first $100 million of ANA
    0.775% of the next $150 million of ANA
    0.675% of ANA over $250 million

From November 1, 2002 until February 28, 2003, ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    1.50% Expense Limit

ATFA waived additional advisory fees as follows: .025% of average daily net assets for the first $100 million (net .875%); 0.25% from $100-$250 million (net .775%); and .025% over $250 million (net .675%).

If total fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

IDEX Mutual Funds                                             Annual Report 2003

                         IDEX Janus Flexible Income 15

IDEX Janus Flexible Income

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The 12b-1 fee for the Fund is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Class A          0.35%
  Class B          1.00%
  Class C          1.00%
  Class L          1.00%
  Class M          0.90%

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, L, M and certain A share redemptions. For the year ended October 31, 2003, the underwriter commissions were as follows:

     Received by Underwriter    $ 305
     Retained by Underwriter       31
     Contingent Sales Charges     325

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Transfer agent fees: The Fund incurs ATIS annual per-account charges (not in thousands) of $20.00 for each open shareholder account and $1.63 for each closed account maintained, and certain out of pocket expenses.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any IDEX Fund. At October 31, 2003, the value of invested plan amounts was $7. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2003, were as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                      $ 171,518
  U.S. Government                                            173,810
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                        126,522
  U.S. Government                                            184,811

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Shares of beneficial interest, unlimited
       shares authorized                                          $  -
     Undistributed net investment income (loss)                     20
     Undistributed net realized gain (loss) from
       investment, future contracts and foreign
       currency transactions                                       (20)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets primarily due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                                            $ 4,727
       Long-term capital gains                                         12
     2003 Distributions paid from:
       Ordinary income                                            $ 6,290
       Long-term capital gains                                          -

IDEX Mutual Funds                                             Annual Report 2003

                         IDEX Janus Flexible Income 16

IDEX Janus Flexible Income

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 4-(continued)

The tax basis components of distributable earnings as of October 31, 2003, are as follows:

     Undistributed Ordinary Income                  $ 2,070
                                                    =======
     Undistributed Long-term Capital Gains          $ 1,093
                                                    =======
     Net Unrealized Appreciation (Depreciation)     $ 6,698
                                                    =======

The capital loss carryforward utilized as of October 31, 2003 was $565. The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2003, are as follows:

     Federal Tax Cost Basis                         $ 223,582
                                                    =========
     Unrealized Appreciation                        $  7,389
     Unrealized (Depreciation)                          (691)
                                                    ---------
     Net Unrealized Appreciation (Depreciation)     $  6,698
                                                    =========

Supplemental Tax Information
(unaudited)

For tax purposes, the Fund has made a Long-Term capital Gain Designation of $0.05999 per share for the year ended October 31, 2003.

For dividends paid during the year ended October 31, 2003, the Fund designates qualified dividend income to the maximum extent allowable.

For corporate shareholders, 1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2003. Complete information will be computed and reported in conjunction with your 2003 Form 1099-DIV.

IDEX Mutual Funds                                             Annual Report 2003

                         IDEX Janus Flexible Income 17

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Trustees and Shareholders of IDEX Janus Flexible Income

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of IDEX Janus Flexible Income (the "Fund") (one of the portfolios constituting the IDEX Mutual Funds) at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
December 18, 2003


IDEX Mutual Funds                                             Annual Report 2003

                         IDEX Janus Flexible Income 18

IDEX Janus Global

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

Mirroring equity markets in the U.S., foreign markets closed out the fiscal year higher. The fiscal year started on a positive note as most international stock markets staged a comeback after stumbling to multi-year lows in early October 2002. Global economic data and sentiment among corporate leadership was decidedly mixed however, suggesting that gains were driven more by a shift in investor psychology than a noticeable improvement in the business climate. As the new year commenced, the march toward military conflict between the U.S. and Iraq dominated action in markets around the world, pressuring stocks and delaying any potential progress in the tepid global economic recovery. Later, equity markets bounced back handsomely as major hostilities in Iraq came to an end. Markets in Europe were further aided by the European Central Bank's decision in June to cut its key lending rate by a half-point to 2%, the third reduction since November. At the conclusion of the fiscal year, signs of a worldwide economic rebound continued to emerge and markets built on earlier gains. Meanwhile, the U.S. dollar continued to weaken against a number of foreign currencies, most notably the euro, which remained a source of volatility despite the brighter economic outlook.

As the fiscal year wrapped up, the Morgan Stanley Capital International World Index ("MSCI Index") posted a 24.32% gain, while the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index soared 27.57%. Turning to individual countries, Japan emerged as one of the world's best-performing industrialized markets as the country's long-moribund economy gained momentum and reform efforts seemed finally to take root. Germany also registered a substantial gain, while markets in France and the United Kingdom ("U.K.") followed with healthy returns of their own. None, however, performed as well as less-developed markets. In particular, emerging market stocks in Latin America, Europe and Asia climbed significantly higher. All three popular U.S. equity market indices finished in positive territory as well. The Dow Jones Industrial Average ended the fiscal year up 19.50% and the broad-based Standard and Poor's 500 Composite Stock Index climbed 20.79%. More than doubling those returns, the technology-dominated NASDAQ Composite Index surged 45.31% for the twelve months.

PERFORMANCE
For the year ended October 31, 2003, IDEX Janus Global returned 12.33%. By comparison its benchmark, the MSCI Index, returned 24.32%.

MANAGER'S OVERVIEW

Q. Which holdings had the greatest positive impact on the Fund's performance?

The top performer for the portfolio over the past twelve months was South Korean maker of semiconductors, LCDs and cellular phones, Samsung Electronics Co., Ltd. InterActiveCorp, formerly known as USA Interactive, was also a big winner for the portfolio. InterActiveCorp is a multi-brand interactive commerce company with interests in well-known names including HSN, formerly Home Shopping Network, Ticketmaster, and Expedia.com. Also on the positive side were financial powerhouses Citigroup Inc. and UBS AG, both having rebounded nicely from 2003 lows set late in the first quarter. Lastly, a relatively new addition to the portfolio, Japanese bank Mitsubishi Tokyo Financial Group, Inc., contributed to the positive results of the portfolio during this twelve-month period.

Q. Which individual holdings had the greatest negative impact on the Fund's performance?

The largest drag on performance came from Japanese electronics manufacturer Sony Corporation, which after seeing its stock price suffer a major setback in April, has struggled back towards, but not yet reached, previous valuation levels. Also detracting from results were Securitas AB, a Swedish firm that provides alarm systems, and guarding and cash handling services, as well as Wolters Kluwer NV, an Amsterdam-based, multimedia provider of content, software, and services. Dixons Group, a U.K-based, international retailer of consumer electronics and other products, drove down the returns of the portfolio, as did U.S. multimedia giant Time Warner Inc., formerly AOL Time Warner Inc.

Q. Which sectors had the greatest impact on the Fund's performance?

Our focus remains on seeking the best individual stocks and building a portfolio from the ground up, but sector weights also play a part in impacting performance. The financial sector was the top performing area for the portfolio over the past twelve months. Also contributing to the absolute returns of the portfolio was the information technology sector where we were slightly overweight the MSCI Index. There were no sectors contributing negative absolute results to the portfolio, but those that made the least impact were consumer staples and industrials, both of which were somewhat underweight compared to the MSCI Index.

Q. Which countries had the greatest impact on the Fund's performance?

Detractors from the portfolio's performance included Finland and Russia, two regions in which we had minimal exposure but were overweight versus our benchmark. Meanwhile our U.S position, which on average represented 30% of the portfolio's total assets, was by far our biggest contributor to absolute results. Japan ranked a distant second.

Q. What other investment strategies affected the Fund's performance?

Residual currency hedges that were in place during the fourth quarter of 2002 hurt performance. We have since removed all of the currency hedges.

/s/ Laurence Chang

Laurence Chang
Fund Manager
Janus Capital Management LLC


IDEX Mutual Funds                                             Annual Report 2003

                              IDEX Janus Global 1

IDEX Janus Global

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Growth of $10,000
Inception of 10/31/93 through 10/31/03
Investment less sales charges - $9,452

[The following table was depicted as a mountain chart in the printed material.]

      DATE                Class A             MSCIW
------------------    ----------------     -----------
   10/31/1993              9,452             10,000
   12/31/1993             10,270              9,899
    3/31/1994             10,066              9,971
    6/30/1994              9,921             10,283
    9/30/1994             10,501             10,516
   12/31/1994             10,334             10,452
    3/31/1995             10,184             10,955
    6/30/1995             11,264             11,436
    9/30/1995             12,126             12,090
   12/31/1995             12,400             12,680
    3/31/1996             13,902             13,211
    6/30/1996             14,936             13,609
    9/30/1996             15,163             13,807
   12/31/1996             15,724             14,454
    3/31/1997             16,602             14,512
    6/30/1997             18,615             16,713
    9/30/1997             19,618             17,207
   12/31/1997             18,934             16,800
    3/31/1998             22,043             19,223
    6/30/1998             23,753             19,631
    9/30/1998             19,947             17,295
   12/31/1998             23,641             20,966
    3/31/1999             25,059             21,732
    6/30/1999             26,373             22,788
    9/30/1999             26,940             22,468
   12/31/1999             38,609             26,278
    3/31/2000             43,175             26,567
    6/30/2000             39,156             25,644
    9/30/2000             36,877             24,374
   12/31/2000             31,767             22,884
    3/31/2001             26,219             19,960
    6/30/2001             27,343             20,514
    9/30/2001             21,612             17,580
   12/31/2001             24,293             19,103
    3/31/2002             24,038             19,185
    6/30/2002             20,978             17,459
    9/30/2002             17,164             14,265
   12/31/2002             17,730             15,370
    3/31/2003             16,182             14,610
    6/30/2003             18,770             17,130
    9/30/2003             19,147             17,976
   10/31/2003             20,219             19,046

Average Annual Total Return for Periods Ended 10/31/03
--------------------------------------------------------------------------------

                                                               From       Inception
                     1 year       5 years      10 years     Inception       Date
                  -----------   -----------   ----------   -----------   ----------
Class A (NAV)         12.33%        -0.47%        7.90%        10.65%      10/1/92
Class A (POP)          6.15%        -1.59%        7.29%        10.08%      10/1/92
MSCIW(1)              24.32%         0.20%        6.65%         8.08%      10/1/92
----------------------------------------------------------------------------------
Class B (NAV)         11.57%        -1.12%           -          5.99%      10/1/95
Class B (POP)          6.57%        -1.32%           -          5.99%      10/1/95
----------------------------------------------------------------------------------
Class C (NAV)         11.57%            -            -         -9.30%      11/1/99
----------------------------------------------------------------------------------
Class L (NAV)             -             -            -         12.50%     11/11/02
Class L (POP)             -             -            -         10.50%     11/11/02
----------------------------------------------------------------------------------
Class M (NAV)         11.72%        -1.01%        7.42%         8.12%      10/1/93
Class M (POP)          9.60%        -1.21%        7.31%         8.01%      10/1/93
----------------------------------------------------------------------------------

NOTES
(1) The Morgan Stanley Capital International World (MSCIW) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B, (2% in the 1st year and 1% in the 2nd year) for Class L shares shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Class C and M shares are not available to new investors.

Investments in global securities involve risks relating to political, social and economic developments abroad, foreign currency contracts for hedging, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.


IDEX Mutual Funds                                             Annual Report 2003

                              IDEX Janus Global 2

IDEX Janus Global

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts except share amounts in thousands)

                                                         Shares               Value
------------------------------------------------------------------------------------
PREFERRED STOCKS (0.5%)
Australia (0.5%)
  News Corporation Limited (The)                          260,531        $   1,914
                                                                         ---------
Total Preferred Stocks (cost: $1,653)                                        1,914
                                                                         ---------
COMMON STOCKS (95.0%)
Australia (0.6%)
  News Corporation Limited (The)                          172,151            1,531
  Rio Tinto Limited                                        36,746              928
Bermuda (2.6%)
  Tyco International Ltd. (b)                             435,840            9,100
  Willis Group Holdings Limited (b)                        49,475            1,648
Brazil (0.9%)
  Companhia Vale do Rio Doce-ADR                           85,095            3,893
Canada (1.4%)
  Canadian Natural Resources Ltd.                          44,961            1,911
  EnCana Corporation (b)                                   88,204            3,031
  Suncor Energy Inc.                                       46,056              968
Finland (0.3%)
  Nokia Oyj                                                75,670            1,286
France (3.6%)
  Aventis SA                                               23,113            1,225
  Credit Agricole SA                                       56,324            1,197
  Credit Agricole SA-Rights,
    Expires 11/07/2003 (b)                                 56,324               13
  LVMH Moet Hennessy Louis Vuitton SA                      97,979            6,778
  Sanofi-Synthelabo                                        57,771            3,580
  Total Fina Elf SA                                        13,535            2,106
Germany (1.0%)
  Altana AG                                                 6,466              408
  Deutsche Telekom AG (a)(b)                              154,146            2,430
  SAP AG                                                   10,198            1,480
Hong Kong (3.7%)
  Cheung Kong (Holdings) Limited                          137,000            1,142
  China Mobile (Hong Kong) Limited                      1,895,300            5,382
  CNOOC Limited                                         1,875,875            3,539
  Hutchison Whampoa Limited                               278,000            2,157
  PICC Property and Casualty Company
    Limited-H Shares                                      388,000               91
  Sun Hung Kai Properties Limited                         358,000            3,031
India (3.5%)
  Infosys Technologies Limited                             34,049            3,562
  Reliance Industries Limited-GDR-144A (b)                397,897            9,510
  Tata Iron and Steel Company Limited                     175,368            1,387
Israel (1.3%)
  Check Point Software Technologies, Ltd. (a)             198,435            3,371
  Teva Pharmaceutical Industries Ltd.-ADR (b)              38,625            2,197

Italy (0.9%)
  Banca Intesa SpA                                        331,115        $   1,117
  UniCredito Italiano SpA                                 498,213            2,456
Japan (13.9%)
  Canon Inc.                                              134,000            6,490
  Chugai Pharmaceutical Co., Ltd.                          82,900            1,182
  FANUC LTD                                                30,300            1,823
  Hirose Electric Co., Ltd.                                11,000            1,353
  Honda Motor Co., Ltd.                                    53,200            2,102
  Ito-Yokado Co., Ltd.                                     49,000            1,802
  Kao Corporation                                         147,165            3,028
  Komatsu Ltd.                                            404,000            2,188
  Matsushita Electric Works, Ltd.                         110,000              827
  Millea Holdings, Inc.                                       154            1,837
  Mitsubishi Corporation                                   77,000              800
  Mitsubishi Estate Company, Limited                      120,000            1,151
  Mitsubishi Tokyo Financial Group, Inc.                    1,097            7,890
  NEC Electronics Corporation (a)                          21,000            1,617
  Nikko Cordial Corporation                               422,000            2,278
  Nitto Denko Corporation                                  36,500            1,917
  Nomura Securities Co., Ltd. (The)                       325,000            5,586
  NTT DoCoMo, Inc.                                          1,189            2,576
  Omron Corporation                                        89,500            1,964
  Pioneer Corporation                                      72,500            1,809
  Rohm Company, Ltd.                                       11,900            1,606
  Sumitomo Mitsui Financial Group, Inc. (b)                   331            1,666
  Tokyo Electron Limited                                   23,900            1,715
  Toyota Motor Corporation                                 69,000            1,966
Mexico (1.5%)
  Grupo Televisa SA de CV-ADR                             117,550            4,555
  Wal-Mart de Mexico SA de CV-Series V                    652,100            1,819
Netherlands (2.0%)
  ING Groep NV                                            181,803            3,778
  STMicroelectronics NV                                   168,121            4,480
Russia (1.8%)
  Lukoil Oil Company-ADR (a)                               30,105            2,453
  Mining and Metallurgical Company
    Norilsk Nickel-ADR (b)                                 21,142            1,089
  YUKOS Oil Company-ADR (b)                                82,824            3,744
Singapore (1.0%)
  DBS Group Holdings Ltd.                                 497,000            4,085
South Korea (5.1%)
  Kookmin Bank                                             49,310            1,801
  POSCO                                                    16,770            1,956
  Samsung Electronics Co., Ltd.                            41,105           16,331
  SK Telecom Co., Ltd.                                      4,850              857
Sweden (0.7%)
  Atlas Copco AB-A Shares                                  83,821            2,949

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                                 IDEX Janus Global 3

IDEX Janus Global

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                       Shares               Value
---------------------------------------------------------------------------------
Switzerland (7.8%)
  Credit Suisse Group                                  198,430         $   7,000
  Givaudan SA-Registered Shares                          3,897             1,759
  Roche Holding AG                                     148,588            12,310
  Serono SA-Class B                                      2,592             1,792
  UBS AG-Registered Shares                             151,269             9,300
Taiwan (2.0%)
  China Steel Corporation GDR-144A                     110,000             1,774
  Chughwa Telecom Co., Ltd.-ADR                         84,970             1,315
  United Microelectronics
    Corporation-ADR (a)(b)                             982,890             5,160
United Kingdom (10.1%)
  Amdocs Limited (a)                                    95,105             2,041
  British Sky Broadcasting Group PLC (a)               567,979             6,169
  Compass Group PLC                                    596,525             3,439
  HSBC Holdings PLC                                    728,512            10,941
  Reckitt Benckiser PLC                                126,881             2,670
  Rio Tinto PLC-Registered Shares                      158,241             3,837
  Royal Bank of Scotland Group PLC (The)                78,728             2,110
  Standard Chartered PLC                               323,979             5,182
  Tesco PLC                                            567,128             2,274
  WPP Group PLC                                        318,678             3,037
United States (29.3%)
  Anthem, Inc. (a)(b)                                   57,090             3,907
  Bank of New York Company, Inc. (The)                 131,775             4,110
  Baxter International Inc.                            103,900             2,762
  Cendant Corporation (a)                              158,500             3,238
  Cisco Systems, Inc. (a)                              306,915             6,439
  Citigroup Inc.                                       304,285            14,423
  Clear Channel Communications, Inc.                    60,705             2,478
  Dell Computer Corporation (a)                         63,965             2,310
  Disney (Walt) Company (The)                           78,680             1,781
  eBay Inc. (a)                                         18,940             1,060
  EOG Resources, Inc.                                   42,970             1,811
  Hewlett-Packard Company                              110,765             2,471
  Intel Corporation                                     29,835               986
  InterActiveCorp (a)(b)                                92,335             3,390
  KLA -Tencor Corporation (a)(b)                        47,990             2,751
  Liberty Media Corporation-Class A (a)                133,089             1,343
  Lockheed Martin Corporation                           46,910             2,175
  Marsh & McLennan Companies, Inc.                       6,330               271
  McDonald's Corporation                                92,135             2,304
  Medco Health Solutions, Inc. (a)                      88,850             2,950
  Medtronic, Inc.                                      135,620             6,180
  Merrill Lynch & Co., Inc.                             69,655             4,124
  Microsoft Corporation                                184,310             4,820
  Northern Trust Corporation                            35,585             1,653
  Northrop Grumman Corporation                          28,480             2,546

United States (continued)
  SanDisk Corporation (a)(b)                            60,980         $   4,915
  Starwood Hotels & Resorts Worldwide, Inc.             41,110             1,387
  Texas Instruments Incorporated                       104,050             3,009
  Time Warner Inc. (a)(b)                              729,041            11,147
  United Technologies Corporation                       42,915             3,634
  UnitedHealth Group Incorporated (b)                  122,595             6,238
  VERITAS Software Corporation (a)                      55,800             2,017
  Walgreen Co.                                          52,295             1,821
  Xilinx, Inc. (a)                                      55,445             1,758
  Yahoo! Inc. (a)                                       47,020             2,055
                                                                       ---------
Total Common Stocks (cost: $357,222)
                                                                         391,899
                                                                       ---------

                                             Principal        Value
--------------------------------------------------------------------
SECURITY LENDING COLLATERAL (15.1%)
Debt (13.3%)
Bank Notes (1.6%)
  Canadian Imperial Bank of Commerce
    1.12%, due 11/04/2003                   $  2,712      $   2,712
  Fleet National Bank
    1.06%, due 01/21/2004                      3,796          3,796
Euro Dollar Term (7.5%)
  Bank of Montreal
    1.03%, due 11/13/2003                      2,170          2,170
    1.04%, due 11/14/2003                      1,905          1,905
  Bank of Nova Scotia (The)
    1.06%, due 11/12/2003                      1,085          1,085
  Bank of Scotland
    1.04%, due 11/14/2003                      2,170          2,170
  Citigroup Inc.
    1.08%, due 01/05/2004                      3,255          3,255
  Credit Agricole Indosuez
    1.08%, due 01/06/2004                      2,387          2,387
  Den Danske Bank
    1.04%, due 11/10/2003                      1,085          1,085
    1.08%, due 01/20/2004                      3,255          3,255
  Royal Bank of Canada
    1.04%, due 11/24/2003                      2,712          2,712
    1.06%, due 12/08/2003                      1,085          1,085
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/15/2004                      3,255          3,255
  SouthTrust Bank
    1.08%, due 01/16/2004                      3,255          3,255
  Wells Fargo & Company
    1.04%, due 11/20/2003                      3,255          3,255
Promissory Notes (0.9%)
  Goldman Sachs Group, Inc. (The)
    1.15%, due 11/03/2003                      3,796          3,796

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                                 IDEX Janus Global 4

IDEX Janus Global

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                    Principal        Value
-----------------------------------------------------------------------------
Repurchase Agreements (3.3%) (c)
  Goldman Sachs Group, Inc. (The)
    1.10% Repurchase Agreement
    dated 10/31/2003 to be repurchased
    at $1,085 on 11/03/2003                         $ 1,085       $   1,085
  Merrill Lynch & Co., Inc.
    1.10% Repurchase Agreement
    dated 10/31/2003 to be repurchased
    at $12,476 on 11/03/2003                         12,475          12,475


                                                      Shares         Value
-----------------------------------------------------------------------------
Investment Companies (1.8%)
Money Market Funds (1.8%)
  Merrimac Cash Series Fund-
    Premium Class
    1-day yield of 0.97%                          7,593,834        $  7,593
                                                                   ---------
Total Security Lending Collateral (cost: $62,331)                    62,331
                                                                   ---------
Total Investment Securities (cost: $421,206)                       $456,144
                                                                   =========
SUMMARY:
  Investments, at value                               110.6%       $456,144
  Liabilities in excess of other assets               (10.6)%       (43,603)
                                                     ---------     ---------
  Net assets                                          100.0%       $412,541
                                                     =========     =========


                                             Percentage of
                                              Net Assets         Value
                                            --------------   ------------
INVESTMENTS BY INDUSTRY:
  Commercial Banks                                18.3 %      $  74,944
  Electronic Components & Accessories              6.8 %         27,716
  Electronic & Other Electric Equipment            6.4 %         25,822
  Computer & Office Equipment                      5.5 %         22,625
  Pharmaceuticals                                  5.2 %         21,469
  Computer & Data Processing Services              4.7 %         19,346
  Chemicals & Allied Products                      4.4 %         18,350
  Telecommunications                               4.1 %         17,115
  Oil & Gas Extraction                             3.8 %         15,564
  Motion Pictures                                  3.5 %         14,592
  Insurance                                        2.9 %         12,073
  Security & Commodity Brokers                     2.9 %         11,988
  Metal Mining                                     2.4 %          9,747
  Medical Instruments & Supplies                   2.2 %          8,942
  Aerospace                                        2.0 %          8,355
  Beer, Wine & Distilled Beverages                 1.6 %          6,778
  Business Services                                1.6 %          6,575
  Radio & Television Broadcasting                  1.5 %          6,169
  Restaurants                                      1.4 %          5,743
  Real Estate                                      1.3 %          5,324
  Industrial Machinery & Equipment                 1.2 %          5,137
  Primary Metal Industries                         1.2 %          5,117
  Drug Stores & Proprietary Stores                 1.2 %          4,771
  Automotive                                       1.0 %          4,068
  Life Insurance                                   0.9 %          3,778
  Transportation & Public Utilities                0.8 %          3,390
  Personal Services                                0.8 %          3,238
  Electric Services                                0.7 %          3,031
  Instruments & Related Products                   0.7 %          2,751
  Food Stores                                      0.6 %          2,274
  Holding & Other Investment Offices               0.5 %          2,157
  Insurance Agents, Brokers & Service              0.5 %          1,919
  Variety Stores                                   0.4 %          1,819
  Retail Trade                                     0.4 %          1,802
  Amusement & Recreation Services                  0.4 %          1,781
  Food & Kindred Products                          0.4 %          1,759
  Hotels & Other Lodging Places                    0.3 %          1,387
  Communication                                    0.3 %          1,343
  Communications Equipment                         0.3 %          1,286
  Petroleum Refining                               0.2 %            968
  Wholesale Trade Durable Goods                    0.2 %            800
                                                 -----        ---------
  Investments, at value                           95.5 %        393,813
  Short-term investments                          15.1 %         62,331
  Liabilities in excess of other assets          (10.6)%        (43,603)
                                                 -----        ---------
  Net assets                                     100.0 %      $ 412,541
                                                 =====        =========

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                              IDEX Janus Global 5

IDEX Janus Global

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

FORWARD FOREIGN CURRENCY CONTRACTS:
-------------------------------------------------------------------------------
                                                                      Net
                                                   Amount in       Unrealized
                        Bought      Settlement    U.S. Dollars    Appreciation
Currency                (Sold)         Date      Bought (Sold)   (Depreciation)
------------------ --------------- ------------ --------------- ---------------
Canadian Dollar               66   11/03/2003      $      50        $  --
Canadian Dollar             (194)  11/03/2003           (148)           1
Canadian Dollar               32   11/04/2003             24           --
Canadian Dollar             (197)  11/04/2003           (150)          --
Euro Dollar                  350   11/03/2003            409           (2)
British Pound                 83   11/03/2003            141           --
Hong Kong Dollar          (1,613)  11/03/2003           (208)          --
Hong Kong Dollar             705   11/06/2003             91           --
Indian Rupee               1,125   11/03/2003             25           --
Japanese Yen              22,837   11/04/2003            211           (3)
Japanese Yen              31,508   11/06/2003            286            1
Korean Won            (1,630,000)  11/12/2003         (1,334)         (44)
Korean Won             1,630,000   11/12/2003          1,351           26
                                                   ---------        -------
                                                   $     748        $ (21)
                                                   =========        =======

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.

(b)  At October 31, 2003, all or a portion of this security is on loan (see Note
     1). The value at October 31, 2003, of all securities on loan is $60,073.

(c) Cash collateral for the Repurchase Agreements, valued at $13,832, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%-10.18% and 06/01/2004-12/31/2049, respectively.

DEFINITIONS:

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                              IDEX Janus Global 6

IDEX Janus Global

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $421,206)
     (including $60,073 of securities loaned)                  $ 456,144
  Cash                                                            22,864
  Receivables:
     Investment securities sold                                    2,325
     Shares of beneficial interest sold                               39
     Interest                                                          5
     Dividends                                                       457
     Dividend reclaims receivable                                    465
  Unrealized appreciation on forward foreign
     currency contracts                                               28
  Other                                                              126
                                                               ---------
                                                                 482,453
                                                               ---------
Liabilities:
  Investment securities purchased                                  4,488
  Accounts payable and accrued liabilities:
     Shares of beneficial interest redeemed                        1,783
     Management and advisory fees                                    361
     Distribution fees                                               247
     Transfer agent fees                                             320
  Payable for securities on loan                                  62,331
  Unrealized depreciation on forward foreign
     currency contracts                                               49
  Other                                                              333
                                                               ---------
                                                                  69,912
                                                               ---------
Net Assets                                                     $ 412,541
                                                               =========
Net Assets Consist of:
  Shares of beneficial interest, unlimited shares authorized   $ 824,018
  Accumulated net investment income (loss)                          (100)
  Accumulated net realized gain (loss) from investments
     and foreign currency transactions                          (446,349)
  Net unrealized appreciation (depreciation) on:
     Investment securities                                        34,916
     Translation of assets and liabilities denominated in
       foreign currencies                                             56
                                                               ---------
Net Assets                                                     $ 412,541
                                                               =========
Shares Outstanding:
  Class A                                                          8,829
  Class B                                                          7,556
  Class C                                                            913
  Class L                                                              8
  Class M                                                          2,550
Net Asset Value Per Share:
  Class A                                                      $   21.41
  Class B                                                          20.25
  Class C                                                          20.25
  Class L                                                          20.25
  Class M                                                          20.31
Maximum Offering Price Per Share (a):
  Class A                                                      $   22.66
  Class M                                                          20.52

(a) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, and L shares represents offering price. The redemption price for Classes B, L, and M shares equals net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the year ended October 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                              $     93
  Dividends                                                8,694
  Income from loaned securities-net                          182
     Less withholding taxes on foreign dividends            (764)
                                                        ---------
                                                           8,205
                                                        ---------
Expenses:
  Management and advisory fees                             4,544
  Transfer agent fees                                      2,217
  Printing and shareholder reports                           373
  Custody fees                                               419
  Administration fees                                         37
  Legal fees                                                  31
  Auditing and accounting fees                                40
  Trustees fees                                               37
  Registration fees                                           79
  Other                                                       33
  Distribution and service fees:
     Class A                                                 704
     Class B                                               1,678
     Class C                                                 220
     Class L                                                   3
     Class M                                                 568
                                                        ---------
  Total expenses                                          10,983
                                                        ---------
Net Investment Income (Loss)                              (2,778)
                                                        ---------
Net Realized Gain (Loss) from:
  Investment securities                                  (49,641)
  Foreign currency transactions                           (7,838)
                                                        ---------
                                                         (57,479)
                                                        ---------
Net Increase (Decrease) in Unrealized Appreciation
  (Depreciation) on:
  Investment securities                                  104,095
  Translation of assets and liabilities denominated in
     foreign currencies                                    2,357
                                                        ---------
                                                         106,452
                                                        ---------
Net Gain (Loss) on Investments and Foreign Currency
  Transactions                                            48,973
                                                        ---------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                       $ 46,195
                                                        =========

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                              IDEX Janus Global 7

IDEX Janus Global

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                                     October 31,     October 31,
                                                         2003            2002
                                                   --------------- ---------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                     $  (2,778)      $  (6,417)
  Net realized gain (loss) from investment
     securities and foreign currency
     transactions                                    (57,479)       (197,564)
  Net unrealized appreciation
     (depreciation) on investment
     securities and foreign currency
     translations                                    106,452          60,154
                                                   ---------       ---------
                                                      46,195        (143,827)
                                                   ---------       ---------
Distributions to Shareholders:
  From net investment income:
     Class A                                               -               -
     Class B                                               -               -
     Class C                                               -               -
     Class L                                               -               -
     Class M                                               -               -
                                                   ---------       ---------
                                                           -               -
                                                   ---------       ---------
  From net realized gains:
     Class A                                               -               -
     Class B                                               -               -
     Class C                                               -               -
     Class L                                               -               -
     Class M                                               -               -
                                                   ---------       ---------
                                                           -               -
                                                   ---------       ---------
Capital Share Transactions:
  Proceeds from shares sold:
     Class A                                          75,695          16,741
     Class B                                           5,156           8,893
     Class C                                             776           2,168
     Class L                                           3,270               -
     Class M                                           1,937           2,658
                                                   ---------       ---------
                                                      86,834          30,460
                                                   ---------       ---------
  Dividends and distributions reinvested:
     Class A                                               -               -
     Class B                                               -               -
     Class C                                               -               -
     Class L                                               -               -
     Class M                                               -               -
                                                   ---------       ---------
                                                           -               -
                                                   ---------       ---------
  Cost of shares redeemed:
     Class A                                        (134,273)       (105,301)
     Class B                                         (61,709)        (82,205)
     Class C                                         (11,577)        (21,413)
     Class L                                          (3,225)              -
     Class M                                         (33,901)        (52,127)
                                                   ---------       ---------
                                                    (244,685)       (261,046)
                                                   ---------       ---------
                                                    (157,851)       (230,586)
                                                   ---------       ---------
Net increase (decrease) in net assets               (111,656)       (374,413)
                                                   ---------       ---------
Net Assets:
  Beginning of year                                  524,197         898,610
                                                   ---------       ---------
  End of year                                      $ 412,541       $ 524,197
                                                   =========       =========
Accumulated Net Investment Income (Loss)           $    (100)      $     (94)
                                                   =========       =========

Share Activity:
  Shares issued:
     Class A                                           3,964             744
     Class B                                             285             399
     Class C                                              43              97
     Class L                                             176               -
     Class M                                             107             118
                                                   ---------       ---------
                                                       4,575           1,358
                                                   ---------       ---------
  Shares issued-reinvested from distributions:
     Class A                                               -               -
     Class B                                               -               -
     Class C                                               -               -
     Class L                                               -               -
     Class M                                               -               -
                                                   ---------       ---------
                                                           -               -
                                                   ---------       ---------
  Shares redeemed:
     Class A                                          (6,977)         (4,726)
     Class B                                          (3,380)         (3,863)
     Class C                                            (636)           (977)
     Class L                                            (168)              -
     Class M                                          (1,842)         (2,391)
                                                   ---------       ---------
                                                     (13,003)        (11,957)
                                                   ---------       ---------
Net increase (decrease) in shares
  outstanding                                         (8,428)        (10,599)
                                                   =========       =========

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                              IDEX Janus Global 8

IDEX Janus Global

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                            For a share of beneficial interest outstanding throughout each period
                        ------------------------------------------------------------------------------------------------------------
                                               Investment Operations                            Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                                          Net Asset
            For the       Value,         Net         Net Realized                  From Net    From Net                     Value,
            Period      Beginning     Investment    and Unrealized      Total     Investment   Realized       Total           End
         Ended (d)(g)   of Period   Income (Loss)     Gain (Loss)    Operations     Income       Gains    Distributions    of Period
------------------------------------------------------------------------------------------------------------------------------------
Class A   10/31/2003      $19.06      $ (0.05)        $  2.40         $  2.35         $ -       $    -       $    -         $21.41
          10/31/2002       23.67        (0.08)          (4.53)          (4.61)          -            -            -          19.06
          10/31/2001       40.20        (0.07)         (13.99)         (14.06)          -        (2.47)       (2.47)         23.67
          10/31/2000       33.80            -            7.53            7.53           -        (1.13)       (1.13)         40.20
          10/31/1999       24.09         0.22            9.49            9.71           -            -            -          33.80
------------------------------------------------------------------------------------------------------------------------------------
Class B   10/31/2003       18.14        (0.17)           2.28            2.11           -            -            -          20.25
          10/31/2002       22.71        (0.22)          (4.35)          (4.57)          -            -            -          18.14
          10/31/2001       38.97        (0.27)         (13.52)         (13.79)          -        (2.47)       (2.47)         22.71
          10/31/2000       32.98        (0.41)           7.53            7.12           -        (1.13)       (1.13)         38.97
          10/31/1999       23.62        (0.13)           9.49            9.36           -            -            -          32.98
------------------------------------------------------------------------------------------------------------------------------------
Class C   10/31/2003       18.14        (0.17)           2.28            2.11           -            -            -          20.25
          10/31/2002       22.72        (0.22)          (4.36)          (4.58)          -            -            -          18.14
          10/31/2001       38.98        (0.27)         (13.52)         (13.79)          -        (2.47)       (2.47)         22.72
          10/31/2000       32.98        (0.40)           7.53            7.13           -        (1.13)       (1.13)         38.98
------------------------------------------------------------------------------------------------------------------------------------
Class L   10/31/2003       18.00        (0.17)           2.42            2.25           -            -            -          20.25
------------------------------------------------------------------------------------------------------------------------------------
Class M   10/31/2003       18.18        (0.15)           2.28            2.13           -            -            -          20.31
          10/31/2002       22.72        (0.20)          (4.34)          (4.54)          -            -            -          18.18
          10/31/2001       38.94        (0.24)         (13.51)         (13.75)          -        (2.47)       (2.47)         22.72
          10/31/2000       32.91        (0.37)           7.53            7.16           -        (1.13)       (1.13)         38.94
          10/31/1999       23.56        (0.14)           9.49            9.35           -            -            -          32.91
------------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                        -----------------------------------------------------------------------
                                                           Ratio of Expenses
                                         Net Assets,           to Average          Net Investment
             For the                        End of           Net Assets (a)         Income (Loss)     Portfolio
             Period          Total          Period      -----------------------      to Average       Turnover
            Ended (g)     Return (c)       (000's)       Net (e)     Total (f)     Net Assets (a)     Rate (b)
---------------------------------------------------------------------------------------------------------------
Class A   10/31/2003         12.33%       $ 189,046        2.07%        2.07%           (0.26)%          103%
          10/31/2002        (19.46)         225,722        1.88         1.88            (0.34)            72
          10/31/2001        (37.08)         374,626        1.63         1.63            (0.24)            79
          10/31/2000         22.26          749,671        1.64         1.64            (0.56)            53
          10/31/1999         40.31          487,787        1.73         1.73            (0.22)           145
---------------------------------------------------------------------------------------------------------------
Class B   10/31/2003         11.57          153,046        2.72         2.72            (0.91)           103
          10/31/2002        (20.09)         193,259        2.53         2.53            (0.99)            72
          10/31/2001        (37.58)         320,693        2.28         2.28            (0.89)            79
          10/31/2000         21.62          614,789        2.29         2.29            (1.21)            53
          10/31/1999         39.62          283,847        2.38         2.38            (0.87)           145
---------------------------------------------------------------------------------------------------------------
Class C   10/31/2003         11.57           18,495        2.72         2.72            (0.91)           103
          10/31/2002        (20.09)          27,332        2.53         2.53            (0.99)            72
          10/31/2001        (37.58)          54,221        2.28         2.28            (0.89)            79
          10/31/2000         21.62          116,071        2.29         2.29            (1.21)            53
---------------------------------------------------------------------------------------------------------------
Class L   10/31/2003         12.50              163        2.72         2.72            (0.92)           103
---------------------------------------------------------------------------------------------------------------
Class M   10/31/2003         11.72           51,791        2.62         2.62            (0.81)           103
          10/31/2002        (20.00)          77,884        2.43         2.43            (0.89)            72
          10/31/2001        (37.48)         149,070        2.18         2.18            (0.79)            79
          10/31/2000         21.72          306,667        2.19         2.19            (1.11)            53
          10/31/1999         39.73          155,147        2.28         2.28            (0.77)           145
---------------------------------------------------------------------------------------------------------------

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                              IDEX Janus Global 9

IDEX Janus Global

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ended 10/31/2001, 10/31/2002, and 10/31/2003.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) The inception date for the Fund's offering of share classes C and L are as follows:
        Class C - November 1, 1999
        Class L - November 11, 2002

The  notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                              IDEX Janus Global 10

IDEX Janus Global

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At October 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

IDEX Mutual Funds is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX Janus Global ("the Fund"), part of IDEX Mutual Funds, began operations on October 1, 1992.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers five classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. Effective November 11, 2002, Class C and M shares were closed to new investors. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Trustees and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2003, was paying an interest rate of 0.75%.

Directed brokerage: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which IDEX Mutual Funds has established a Directed Brokerage Program. A Direct Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/ dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within IDEX Mutual Funds, or by any other party. Directed commissions during the year ended October 31, 2003, of $86 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $64 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are included in Investment securities at value on the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at the inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

IDEX Mutual Funds                                             Annual Report 2003

                              IDEX Janus Global 11

IDEX Janus Global

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Open forward currency contracts at October 31, 2003, are listed in the Schedule of Investments.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following stated break points:

    1.00% of the first $750 million of ANA
    0.90% of the next $250 million of ANA
    0.85% of ANA over $1 billion

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The 12b-1 fee for the Fund is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

            Class A                              0.35%
            Class B                              1.00%
            Class C                              1.00%
            Class L                              1.00%
            Class M                              0.90%

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, L, M and certain A share redemptions. For the year ended October 31, 2003, the underwriter commissions were as follows:

     Received by Underwriter                   $ 207
     Retained by Underwriter                      25
     Contingent Sales Charges                    542

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

IDEX Mutual Funds                                             Annual Report 2003

                              IDEX Janus Global 12

IDEX Janus Global

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

Transfer agent fees: The Fund incurs ATIS annual per-account charges (not in thousands) of $20.00 for each open shareholder account and $1.63 for each closed account maintained, and certain out of pocket expenses.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any IDEX Fund. At October 31, 2003, the value of invested plan amounts was $78. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2003, were as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                         $ 448,297
  U.S. Government                                                 3,164
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                           592,730
  U.S. Government                                                 9,470

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Shares of beneficial interest, unlimited
       shares authorized                                $ (2,656)
     Accumulated net investment income (loss)              2,772
     Accumulated net realized gain (loss) from
       investments and foreign currency
       transactions                                         (116)

The tax basis components of distributable earnings as of October 31, 2003, are as follows:

     Undistributed Ordinary Income                  $         -
                                                    ===========
     Undistributed Long-term Capital Gains          $         -
                                                    ===========
     Capital Loss Carryforward                      $  (439,211)
                                                    ===========
     Net Unrealized Appreciation (Depreciation)     $    27,797
                                                    ===========

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

  Capital Loss
 Carryforwards         Available through
---------------       ------------------
$   176,064            October 31, 2009
    205,203            October 31, 2010
     57,944            October 31, 2011

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2003, are as follows:

     Federal Tax Cost Basis                         $ 428,347
                                                    =========
     Unrealized Appreciation                        $ 44,285
     Unrealized (Depreciation)                       (16,205)
                                                    ---------
     Net Unrealized Appreciation (Depreciation)     $ 27,797
                                                    =========



IDEX Mutual Funds                                             Annual Report 2003

                              IDEX Janus Global 13

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Trustees and Shareholders of IDEX Janus Global

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of IDEX Janus Global (the "Fund") (one of the portfolios constituting the IDEX Mutual Funds) at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
December 18, 2003


IDEX Mutual Funds                                             Annual Report 2003

                              IDEX Janus Global 14

IDEX Janus Growth

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

All three popular U.S. stock market indexes ended the fiscal year, October 31, 2003, with gains. The Dow Jones Industrial Average added 19.50% and the broad-based Standard and Poor's 500 Composite Stock Index ("S&P 500") climbed 20.79%. More than doubling those returns, the technology-dominated NASDAQ Composite Index surged 45.31% for the twelve months. The year got off to a good start with hopes of a pickup in corporate profits and a resumption of capital expenditures in the new year. Although the stock market rallied early in the year, the rebound was short-lived. Despite the fact that mortgage interest rates fell to historic lows and the housing market remained strong, a looming conflict with Iraq worried investors and consumers alike. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the four months leading up to the war, however, both the market and consumer confidence bounced back sharply when hostilities began in mid-March. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted. The Federal Reserve Board acknowledged the mixed picture, cutting its benchmark federal funds rate to an over 40-year low of 1% in an attempt to spur corporate investment and hiring. As the fiscal year came to a close, stocks added to their 2003 gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and a better-than-expected jump in economic growth, prevailed despite weak job growth and questions about whether the positive momentum could be sustained.

PERFORMANCE

For the year ended October 31, 2003, IDEX Janus Growth returned 24.32%. By comparison its benchmark, the S&P 500, returned 20.79%.

STRATEGY REVIEW

The portfolio's top performers primarily came from two sectors: information technology and biotechnology, as improved economic conditions spurred investor interest in these cutting-edge areas. The most troublesome stocks for the portfolio included massive entertainment and media firms such as Time Warner Inc., formerly AOL Time Warner Inc. and Viacom Inc., both of which have seen their stocks stay under pressure over the past twelve months. Also disappointing was Finnish cell phone giant Nokia Oyj.

While continuing to focus on building the portfolio one stock at a time, certain sectors did have a noticeable impact. The best performing sector for the portfolio was consumer discretionary, where we were approximately triple-weighted compared to the S&P 500. Our stock selection within this sector was particularly strong. Also providing strong absolute performance was the information technology sector of the market, which was also due in part to superior stock selection. Most sectors were carried along on the rising tides of the market over the past year, and as such, none of our sector weights impacted the performance of the portfolio in a negative way. But the ones that contributed least to the portfolio's outperformance were consumer staples and particularly the energy sector, where certain stocks did not perform up to our expectations.

/s/ Edward Keely

Edward Keely
Fund Manager
Janus Capital Management LLC


IDEX Mutual Funds                                             Annual Report 2003

                              IDEX Janus Growth 1

IDEX Janus Growth

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Growth of $10,000
Inception of 10/31/93 through 10/31/03
Investment less sales charges - $9,452

[The following table was depicted as a mountain chart in the printed material.]

     DATE                 Class A             S&P 500
------------------    ----------------     -----------
     10/31/1993            9,452              10,000
     12/31/1993            9,391              10,024
      3/31/1994            9,071               9,645
      6/30/1994            8,582               9,685
      9/30/1994            8,813              10,158
     12/31/1994            8,593              10,156
      3/31/1995            9,099              11,144
      6/30/1995           10,618              12,206
      9/30/1995           12,048              13,176
     12/31/1995           12,648              13,968
      3/31/1996           13,249              14,718
      6/30/1996           14,542              15,378
      9/30/1996           14,748              15,853
     12/31/1996           14,804              17,173
      3/31/1997           14,098              17,635
      6/30/1997           16,485              20,711
      9/30/1997           18,038              22,262
     12/31/1997           17,289              22,901
      3/31/1998           20,786              26,093
      6/30/1998           23,673              26,954
      9/30/1998           22,163              24,278
     12/31/1998           28,355              29,445
      3/31/1999           33,457              30,911
      6/30/1999           34,106              33,090
      9/30/1999           34,098              31,026
     12/31/1999           44,937              35,640
      3/31/2000           49,500              36,457
      6/30/2000           44,180              35,490
      9/30/2000           43,806              35,146
     12/31/2000           32,254              32,398
      3/31/2001           24,330              28,560
      6/30/2001           27,072              30,230
      9/30/2001           18,502              25,795
     12/31/2001           23,132              28,551
      3/31/2002           22,117              28,629
      6/30/2002           17,740              24,796
      9/30/2002           15,008              20,515
     12/31/2002           16,033              22,243
      3/31/2003           16,480              21,541
      6/30/2003           18,795              24,857
      9/30/2003           18,989              25,515
     10/31/2003           20,039              26,958

Average Annual Total Return for Periods Ended 10/31/03
--------------------------------------------------------------------------------

                                                               From       Inception
                     1 year       5 years      10 years     Inception       Date
                  -----------   -----------   ----------   -----------   ----------
Class A (NAV)         24.32%        -2.69%        7.80%        11.59%       5/8/86
Class A (POP)         17.48%        -3.78%        7.20%        11.23%       5/8/86
S&P 500(1)            20.79%         0.53%       10.42%        11.61%       5/8/86
-----------------------------------------------------------------------------------
Class B (NAV)         23.58%        -3.34%           -          5.93%      10/1/95
Class B (POP)         18.58%        -3.53%           -          5.93%      10/1/95
-----------------------------------------------------------------------------------
Class C (NAV)         23.58%            -            -        -14.83%      11/1/99
-----------------------------------------------------------------------------------
Class L (NAV)             -             -            -         25.17%     11/11/02
Class L (POP)             -             -            -         23.17%     11/11/02
-----------------------------------------------------------------------------------
Class M (NAV)         23.67%        -3.23%        7.34%         7.28%      10/1/93
Class M (POP)         21.44%        -3.43%        7.24%         7.17%      10/1/93
-----------------------------------------------------------------------------------
Class T (NAV)         24.70%        -2.33%        8.22%        12.39%       6/4/85
Class T (POP)         14.10%        -4.05%        7.26%        11.85%       6/4/85
-----------------------------------------------------------------------------------

NOTES

(1) The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares, 1% for M shares and 8.5% for T shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares, (2% in the 1st year and 1% in the 2nd year) for Class L shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Class C, M and T shares are not available to new investors.

Periods less than 1 year represent total return and are not annualized. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

IDEX Mutual Funds                                             Annual Report 2003

                              IDEX Janus Growth 2

IDEX Janus Growth

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts except share amounts in thousands)

                                                         Shares               Value
                                                  -------------------   -----------------
COMMON STOCKS (90.6%)
Air Transportation (0.7%)
  FedEx Corporation                                      126,690        $     9,598
Amusement & Recreation Services (1.7%)
  Mandalay Resort Group                                  575,690             22,596
Automotive Dealers & Service Stations (1.5%)
  Advance Auto Parts, Inc. (a)                           256,045             20,028
Beer, Wine & Distilled Beverages (0.7%)
  LVMH Moet Hennessy Louis Vuitton SA                    128,170              8,866
Business Services (7.0%)
  Clear Channel Communications, Inc.                   1,632,065             66,621
  eBay Inc. (a)                                          455,735             25,494
Chemicals & Allied Products (4.9%)
  Avon Products, Inc.                                    233,190             15,848
  Colgate-Palmolive Company                              608,630             32,374
  Procter & Gamble Company (The)                         166,115             16,327
Commercial Banks (4.2%)
  Citigroup Inc.                                         437,245             20,725
  MBNA Corporation                                       905,980             22,423
  Northern Trust Corporation                             268,375             12,466
Communication (6.2%)
  Liberty Media Corporation-Class A (a)                5,650,991             57,018
  Viacom, Inc.-Class B                                   622,290             24,811
Communications Equipment (0.5%)
  Avaya Inc. (a)                                         493,460              6,385
Computer & Data Processing Services (8.7%)
  Check Point Software Technologies, Ltd. (a)            831,925             14,134
  Electronic Arts Inc. (a)                               267,535             26,497
  VERITAS Software Corporation (a)                       569,835             20,600
  Yahoo! Inc. (a)(b)                                   1,235,955             54,011
Computer & Office Equipment (3.7%)
  Cisco Systems, Inc. (a)                              1,590,232             33,363
  Lexmark International Group, Inc. (a)                  220,145             16,205
Department Stores (1.3%)
  Kohl's Corporation (a)                                 316,580             17,751
Electronic Components & Accessories (5.7%)
  Intel Corporation                                      643,640             21,272
  Maxim Integrated Products (b)                          689,610             34,281
  Xilinx, Inc. (a)                                       638,358             20,236
Food Stores (1.2%)
  Krispy Kreme Doughnuts, Inc. (a)(b)                    379,805             16,453
Hotels & Other Lodging Places (1.6%)
  Marriott International, Inc.-Class A                   333,960             14,427
  Starwood Hotels & Resorts Worldwide, Inc.              194,765              6,569

Insurance (2.9%)
  UnitedHealth Group Incorporated (b)                    759,700        $    38,654
Insurance Agents, Brokers & Service (0.7%)
  Marsh & McLennan Companies, Inc.                       201,905              8,631
Manufacturing Industries (2.0%)
  International Game Technology                          821,555             26,906
Medical Instruments & Supplies (7.2%)
  Biomet, Incorporated                                   441,645             15,837
  Boston Scientific Corporation (a)                      125,730              8,514
  Medtronic, Inc.                                      1,543,420             70,334
Paper & Allied Products (1.1%)
  3M Company                                             179,525             14,159
Personal Credit Institutions (1.1%)
  SLM Corporation                                        368,115             14,415
Personal Services (2.1%)
  Cendant Corporation (a)(b)                           1,385,060             28,297
Pharmaceuticals (14.3%)
  Alcon, Inc.                                            142,745              7,867
  Amgen Inc. (a)                                         747,780             46,183
  Celgene Corporation (a)                                162,755              6,785
  Forest Laboratories, Inc. (a)                          746,995             37,357
  Genentech, Inc. (a)(b)                                 548,285             44,943
  Genzyme Corporation-General Division (a)               304,305             13,968
  Roche Holding AG                                       205,191             16,999
  Teva Pharmaceutical Industries Ltd.-ADR (b)            264,620             15,054
Restaurants (1.5%)
  McDonald's Corporation                                 772,010             19,308
Retail Trade (5.1%)
  Amazon.com, Inc. (a)(b)                                553,835             30,140
  Staples, Inc. (a)                                      969,340             25,998
  Tiffany & Co. (b)                                      240,850             11,428
Security & Commodity Brokers (0.9%)
  Legg Mason, Inc. (b)                                   149,495             12,445
Transportation & Public Utilities (1.1%)
  InterActiveCorp (a)(b)                                 392,965             14,426
U.S. Government Agencies (1.0%)
  Fannie Mae                                             184,250             13,209
                                                                        -----------
Total Common Stocks (cost: $1,023,956)
                                                                          1,199,236
                                                                        -----------

                                              Principal         Value
                                             -----------   --------------
SECURITY LENDING COLLATERAL (8.5%)
Debt (7.5%)
Bank Notes (0.9%)
  Canadian Imperial Bank of Commerce
    1.12%, due 11/04/2003                    $  4,892      $     4,892
  Fleet National Bank
    1.06%, due 01/21/2004                       6,848            6,848

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                                 IDEX Janus Growth 3

IDEX Janus Growth

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                Principal          Value
                                              -------------   --------------
Euro Dollar Terms (4.2%)
  Bank of Montreal
    1.03%, due 11/13/2003                      $     3,913     $     3,913
    1.04%, due 11/14/2003                            3,436           3,436
  Bank of Nova Scotia (The)
    1.06%, due 11/12/2003                            1,957           1,957
  Bank of Scotland
    1.04%, due 11/14/2003                            3,913           3,913
  Citigroup Inc.
    1.08%, due 01/05/2004                            5,870           5,870
  Credit Agricole Indosuez
    1.08%, due 01/06/2004                            4,305           4,305
  Den Danske Bank
    1.04%, due 11/10/2003                            1,957           1,957
    1.08%, due 01/20/2004                            5,870           5,870
  Royal Bank of Canada
    1.04%, due 11/24/2003                            4,892           4,892
    1.06%, due 12/08/2003                            1,957           1,957
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/15/2004                            5,870           5,870
  SouthTrust Bank
    1.08%, due 01/16/2004                            5,870           5,870
  Wells Fargo & Company
    1.04%, due 11/20/2003                            5,870           5,870
Promissory Notes (0.5%)

  Goldman Sachs Group, Inc. (The)
    1.15%, due 11/03/2003                      $     6,848     $     6,848
Repurchase Agreements (1.9%) (c)
  Goldman Sachs Group, Inc. (The)
    1.10% Repurchase Agreement dated
    10/31/2003 to be repurchased at $1,957
    on 11/03/2003                                    1,957           1,957
  Merrill Lynch & Co., Inc.
    1.10% Repurchase Agreement dated
    10/31/2003 to be repurchased at
    $22,502 on 11/03/2003                           22,500          22,500

                                                     Shares           Value
                                                 --------------   -------------
Investment Companies (1.0%)
Money Market Funds (1.0%)
  Merrimac Cash Series Fund-
    Premium Class
    1-day yield of 0.97%                           13,696,421      $    13,696
                                                                   -----------
Total Security Lending Collateral (cost: $112,421)                     112,421
                                                                   -----------
Total Investment Securities (cost: $1,136,377)                     $ 1,311,657
                                                                   ===========
SUMMARY:
  Investments, at value                                  99.1%     $ 1,311,657
  Other assets in excess of liabilities                   0.9%          12,513
                                                   ----------      -----------
  Net assets                                            100.0%     $ 1,324,170
                                                   ==========      ===========

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.

(b)  At October 31, 2003, all or a portion of this security is on loan (see Note
     1). The value at October 31, 2003, of all securities on loan is $109,239.

(c) Cash collateral for the Repurchase Agreements, valued at $24,947, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%-10.18% and 06/01/2004-12/31/2049, respectively.

DEFINITIONS:

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                              IDEX Janus Growth 4

IDEX Janus Growth

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $1,136,377)
     (including $109,239 of securities loaned)                 $1,311,657
  Cash                                                            131,402
  Receivables:
     Shares of beneficial interest sold                               272
     Interest                                                          22
     Dividends                                                        744
     Dividend reclaims receivable                                      10
  Other                                                               430
                                                               -----------
                                                                1,444,537
                                                               -----------
Liabilities:
  Investment securities purchased                                   3,452
  Accounts payable and accrued liabilities:
     Shares of beneficial interest redeemed                         1,711
     Management and advisory fees                                     983
     Distribution fees                                                441
     Transfer agent fees                                              566
  Payable for securities on loan                                  112,421
  Other                                                               793
                                                               -----------
                                                                  120,367
                                                               -----------
Net Assets                                                     $1,324,170
                                                               ===========
Net Assets Consist of:
  Shares of beneficial interest, unlimited shares authorized   $2,132,818
  Accumulated net investment income (loss)                           (342)
  Accumulated net realized gain (loss) from investment
     securities and foreign currency transactions                (983,511)
  Net unrealized appreciation (depreciation) on
     investment securities                                        175,205
                                                               -----------
Net Assets                                                     $1,324,170
                                                               ===========
Shares Outstanding:
  Class A                                                          29,579
  Class B                                                          12,666
  Class C                                                           1,682
  Class L                                                              40
  Class M                                                           3,125
  Class T                                                          20,378
Net Asset Value Per Share:
  Class A                                                      $    19.73
  Class B                                                           18.45
  Class C                                                           18.45
  Class L                                                           18.45
  Class M                                                           18.65
  Class T                                                           20.45
Maximum Offering Price Per Share (a):
  Class A                                                      $    20.88
  Class M                                                           18.84
  Class T                                                           22.35

(a) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, and L shares represents offering price. The redemption price for Classes B, L, and M shares equals net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the year ended October 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                             $     466
  Dividends                                                5,378
  Income from loaned securities-net                          145
     Less withholding taxes on foreign dividends             (53)
                                                       ---------
                                                           5,936
                                                       ---------
Expenses:
  Management and advisory fees                            10,670
  Transfer agent fees                                      4,627
  Printing and shareholder reports                           806
  Custody fees                                               131
  Administration fees                                         33
  Legal fees                                                  76
  Auditing and accounting fees                                37
  Trustees fees                                               94
  Registration fees                                          101
  Other                                                       89
  Distribution and service fees:
     Class A                                               1,874
     Class B                                               2,245
     Class C                                                 317
     Class L                                                   2
     Class M                                                 525
     Class T                                                   -
                                                       ---------
  Total expenses                                          21,627
                                                       ---------
Net Investment Income (Loss)                             (15,691)
                                                       ---------
Net Realized Gain (Loss) from:
  Investment securities                                  (89,335)
  Foreign currency transactions                              (17)
                                                       ---------
                                                         (89,352)
                                                       ---------
Net Increase (Decrease) in Unrealized Appreciation
  (Depreciation) on:
  Investment securities                                  372,706
                                                       ---------
Net Gain (Loss) on Investment Securities and Foreign
  Currency Transactions                                  283,354
                                                       ---------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                      $ 267,663
                                                       =========

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                              IDEX Janus Growth 5

IDEX Janus Growth

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                                     October 31,     October 31,
                                                         2003           2002
                                                   --------------- --------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                       $   (15,691)    $   (20,281)
  Net realized gain (loss) from
     investment securities and foreign
     currency transactions                               (89,352)       (243,324)
  Net unrealized appreciation
     (depreciation) on investment securities             372,706         (49,886)
                                                     -----------     -----------
                                                         267,663        (313,491)
                                                     -----------     -----------
Distributions to Shareholders:
  From net investment income:
     Class A                                                   -               -
     Class B                                                   -               -
     Class C                                                   -               -
     Class L                                                   -               -
     Class M                                                   -               -
     Class T                                                   -               -
                                                     -----------     -----------
                                                               -               -
                                                     -----------     -----------
  From net realized gains:
     Class A                                                   -               -
     Class B                                                   -               -
     Class C                                                   -               -
     Class L                                                   -               -
     Class M                                                   -               -
     Class T                                                   -               -
                                                     -----------     -----------
                                                               -               -
                                                     -----------     -----------
Capital Share Transactions:
  Proceeds from shares sold:
     Class A                                              97,031          72,760
     Class B                                              16,501          33,355
     Class C                                               3,457           8,945
     Class L                                                 925               -
     Class M                                               2,730           7,095
     Class T                                              26,507          27,028
                                                     -----------     -----------
                                                         147,151         149,183
                                                     -----------     -----------
  Dividends and distributions reinvested:
     Class A                                                   -               -
     Class B                                                   -               -
     Class C                                                   -               -
     Class L                                                   -               -
     Class M                                                   -               -
     Class T                                                   -               -
                                                     -----------     -----------
                                                               -               -
                                                     -----------     -----------
  Cost of shares redeemed:
     Class A                                            (136,363)       (206,576)
     Class B                                             (54,092)       (101,412)
     Class C                                             (11,227)        (22,310)
     Class L                                                (248)              -
     Class M                                             (17,848)        (43,151)
     Class T                                             (62,594)       (110,925)
                                                     -----------     -----------
                                                        (282,372)       (484,374)
                                                     -----------     -----------
                                                        (135,221)       (335,191)
                                                     -----------     -----------
Net increase (decrease) in net assets                    132,442        (648,682)
                                                     -----------     -----------
Net Assets:
  Beginning of year                                    1,191,728       1,840,410
                                                     -----------     -----------
  End of year                                       $  1,324,170    $  1,191,728
                                                    ============    ============
Accumulated Net Investment Income (Loss)            $       (342)   $       (316)
                                                    ============    ============

Share Activity:
  Shares issued:
     Class A                                               5,565           3,665
     Class B                                                 999           1,747
     Class C                                                 215             450
     Class L                                                  54               -
     Class M                                                 164             363
     Class T                                               1,445           1,349
                                                    ------------    ------------
                                                           8,442           7,574
                                                    ------------    ------------
  Shares issued-reinvested from distributions:
     Class A                                                   -               -
     Class B                                                   -               -
     Class C                                                   -               -
     Class L                                                   -               -
     Class M                                                   -               -
     Class T                                                   -               -
                                                    ------------    ------------
                                                               -               -
                                                    ------------    ------------
  Shares redeemed:
     Class A                                              (7,843)        (11,039)
     Class B                                              (3,354)         (5,779)
     Class C                                                (687)         (1,235)
     Class L                                                 (14)              -
     Class M                                              (1,099)         (2,361)
     Class T                                              (3,528)         (5,930)
                                                    ------------    ------------
                                                         (16,525)        (26,344)
                                                    ------------    ------------
Net increase (decrease) in shares
  outstanding                                             (8,083)        (18,770)
                                                    ============    ============

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                              IDEX Janus Growth 6

IDEX Janus Growth

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                        For a share of beneficial interest outstanding throughout each period
                       ------------------------------------------------------------------------------------------------------------
                                               Investment Operations                       Distributions
                                    ------------------------------------------   ------------------------------------
                        Net Asset                                                                                        Net Asset
            For the       Value,        Net         Net Realized                  From Net   From Net                      Value,
            Period      Beginning    Investment    and Unrealized      Total     Investment  Realized       Total           End
         Ended (d)(g)   of Period  Income (Loss)     Gain (Loss)    Operations     Income      Gains    Distributions    of Period
-----------------------------------------------------------------------------------------------------------------------------------
Class A   10/31/2003     $15.87       $(0.21)         $  4.07        $  3.86       $   -      $    -       $    -       $   19.73
          10/31/2002      19.64        (0.22)           (3.55)         (3.77)          -           -            -           15.87
          10/31/2001      43.81        (0.24)          (20.80)        (21.04)          -       (3.13)       (3.13)          19.64
          10/31/2000      46.72         0.03             5.35           5.38           -       (8.29)       (8.29)          43.81
          10/31/1999      29.35         0.06            17.70          17.76           -       (0.39)       (0.39)          46.72
-----------------------------------------------------------------------------------------------------------------------------------
Class B   10/31/2003      14.93        (0.31)            3.83           3.52           -           -            -           18.45
          10/31/2002      18.63        (0.34)           (3.36)        ( 3.70)          -           -            -           14.93
          10/31/2001      42.08        (0.41)          (19.91)        (20.32)          -       (3.13)       (3.13)          18.63
          10/31/2000      45.38        (0.36)            5.35           4.99           -       (8.29)       (8.29)          42.08
          10/31/1999      28.63        (0.56)           17.70          17.14           -       (0.39)       (0.39)          45.38
-----------------------------------------------------------------------------------------------------------------------------------
Class C   10/31/2003      14.93        (0.31)            3.83           3.52           -           -            -           18.45
          10/31/2002      18.63        (0.34)           (3.36)         (3.70)          -           -            -           14.93
          10/31/2001      42.08        (0.42)          (19.90)        (20.32)          -       (3.13)       (3.13)          18.63
          10/31/2000      45.38        (0.36)            5.35           4.99           -       (8.29)       (8.29)          42.08
-----------------------------------------------------------------------------------------------------------------------------------
Class L   10/31/2003      14.74        (0.32)            4.03           3.71           -           -            -           18.45
-----------------------------------------------------------------------------------------------------------------------------------
Class M   10/31/2003      15.08        (0.29)            3.86           3.57           -           -            -           18.65
          10/31/2002      18.78        (0.32)           (3.38)         (3.70)          -           -            -           15.08
          10/31/2001      42.35        (0.39)          (20.05)        (20.44)          -       (3.13)       (3.13)          18.78
          10/31/2000      45.58        (0.29)            5.35           5.06           -       (8.29)       (8.29)          42.35
          10/31/1999      28.74        (0.47)           17.70          17.23           -       (0.39)       (0.39)          45.58
-----------------------------------------------------------------------------------------------------------------------------------
Class T   10/31/2003      16.40        (0.16)            4.21           4.05           -           -            -           20.45
          10/31/2002      20.20        (0.16)           (3.64)         (3.80)          -           -            -           16.40
          10/31/2001      44.76        (0.14)          (21.29)        (21.43)          -       (3.13)       (3.13)          20.20
          10/31/2000      47.45         0.25             5.35           5.60           -       (8.29)       (8.29)          44.76
          10/31/1999      29.74         0.40            17.70          18.10           -       (0.39)       (0.39)          47.45
-----------------------------------------------------------------------------------------------------------------------------------

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                              IDEX Janus Growth 7

IDEX Janus Growth

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                               Ratios/Supplemental Data
                                        -----------------------------------------------------------------------
                                                           Ratio of Expenses
                                         Net Assets,           to Average          Net Investment
             For the                        End of           Net Assets (a)         Income (Loss)     Portfolio
             Period          Total          Period      -----------------------      to Average       Turnover
            Ended (g)     Return (c)       (000's)       Net (e)     Total (f)     Net Assets (a)     Rate (b)
---------------------------------------------------------------------------------------------------------------
Class A   10/31/2003         24.32%      $  583,674        1.70%        1.72%           (1.22)%         62%
          10/31/2002        (19.21)         505,704        1.66         1.69            (1.10)          62
          10/31/2001        (51.31)         770,590        1.49         1.49            (0.83)          64
          10/31/2000         10.82        1,727,573        1.39         1.42            (0.61)          41
          10/31/1999         61.00        1,467,595        1.40         1.43            (0.60)          71
---------------------------------------------------------------------------------------------------------------
Class B   10/31/2003         23.58          233,731        2.35         2.37            (1.87)          62
          10/31/2002        (19.86)         224,348        2.31         2.35            (1.75)          62
          10/31/2001        (51.74)         354,949        2.14         2.14            (1.48)          64
          10/31/2000         10.11          775,252        2.04         2.07            (1.26)          41
          10/31/1999         60.36          327,926        2.05         2.08            (1.25)          71
---------------------------------------------------------------------------------------------------------------
Class C   10/31/2003         23.58           31,039        2.35         2.37            (1.87)          62
          10/31/2002        (19.86)          32,168        2.31         2.35            (1.75)          62
          10/31/2001        (51.74)          54,760        2.14         2.14            (1.48)          64
          10/31/2000         10.11          121,633        2.04         2.07            (1.26)          41
---------------------------------------------------------------------------------------------------------------
Class L   10/31/2003         25.17              735        2.35         2.37            (1.88)          62
---------------------------------------------------------------------------------------------------------------
Class M   10/31/2003         23.67           58,272        2.25         2.27            (1.77)          62
          10/31/2002        (19.72)          61,207        2.21         2.25            (1.65)          62
          10/31/2001        (51.68)         113,794        2.04         2.04            (1.38)          64
          10/31/2000         10.22          287,530        1.94         1.97            (1.16)          41
          10/31/1999         60.45          141,586        1.95         1.98            (1.15)          71
---------------------------------------------------------------------------------------------------------------
Class T   10/31/2003         24.70          416,719        1.35         1.37            (0.87)          62
          10/31/2002        (18.82)         368,301        1.31         1.34            (0.75)          62
          10/31/2001        (51.07)         546,317        1.14         1.14            (0.48)          64
          10/31/2000         11.20        1,232,295        1.04         1.07            (0.26)          41
          10/31/1999         61.34        1,166,965        1.05         1.08            (0.25)          71
---------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ended10/31/2001, 10/31/2002, and 10/31/2003.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) The inception date for the Fund's offering of share classes C and L are as follows:
        Class C - November 1, 1999
        Class L - November 11, 2002

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                              IDEX Janus Growth 8

IDEX Janus Growth

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At October 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

IDEX Mutual Funds is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX Janus Growth ("the Fund"), part of IDEX Mutual Funds, began operations on May 8, 1986.

In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers six classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. Class T shares are not available to new investors. Effective November 11, 2002, Class C and M shares were closed to new investors. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Trustees and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2003, was paying an interest rate of 0.75%.

Directed brokerage: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which IDEX Mutual Funds has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within IDEX Mutual Funds, or by any other party. Directed commissions during the year ended October 31, 2003, of $50 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $35 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are included in Investment securities at value on the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

IDEX Mutual Funds                                             Annual Report 2003

                              IDEX Janus Growth 9

IDEX Janus Growth

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following stated break points:

      1.00% of the first $250 million of ANA
      0.90% of the next $500 million of ANA
      0.80% of the next $750 million of ANA
      0.70% of ANA over $1.5 billion

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

      1.50% Expense Limit

From November 1, 2002 until April 30, 2003, ATFA waived additional advisory fees as follows: 0.025% of average daily net assets from $100-$500 million (net 0.975%); 0.075% of assets from $500-$750 million (net 0.925%); 0.025% of assets from $750 million-$1 billion (net 0.875%) and 0.025% of assets above $1 billion (net 0.825%).

If total fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund, excluding Class T. The 12b-1 fee for the Fund is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Class A          0.35%
  Class B          1.00%
  Class C          1.00%
  Class L          1.00%
  Class M          0.90%
  Class T          N/A

Underwriter commissions relate to front-end sales charges imposed for Class A, M, and T shares and contingent deferred sales charges from Classes B, L, M and certain A share redemptions. For the year ended October 31, 2003, the underwriter commissions were as follows:

     Received by Underwriter    $ 1,125
     Retained by Underwriter        126
     Contingent Sales Charges       642

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Transfer agent fees: The Fund incurs ATIS annual per-account charges (not in thousands) of $20.00 for each open shareholder account and $1.63 for each closed account maintained, and certain out of pocket expenses.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any IDEX Fund. At October 31, 2003, the value of invested plan amounts was $258. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

IDEX Mutual Funds                                             Annual Report 2003

                              IDEX Janus Growth 10

IDEX Janus Growth

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2003, were as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 681,123
  U.S. Government                                            -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                  791,488
  U.S. Government                                        8,308

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Shares of beneficial interest, unlimited
       shares authorized                          $ (15,640)
     Accumulated net investment income (loss)        15,665
     Accumulated net realized gain (loss) from
       investment securities                            (25)



The tax basis components of distributable earnings as of October 31, 2003, are as follows:

     Undistributed Ordinary Income                  $         -
                                                    ===========
     Undistributed Long-term Capital Gains          $         -
                                                    ===========
     Capital Loss Carryforward                      $  (979,505)
                                                    ===========
     Net Unrealized Appreciation (Depreciation)     $   171,275
                                                    ===========

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

  Capital Loss
  Carryforward    Available through
---------------- ------------------
  $ 633,224       October 31, 2009
    259,422       October 31, 2010
     86,859       October 31, 2011

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2003, are as follows:

     Federal Tax Cost Basis                       $1,140,382
                                                  ===========
     Unrealized Appreciation                      $  226,816
     Unrealized (Depreciation)                       (55,541)
                                                  -----------
     Net Unrealized Appreciation (Depreciation)   $  171,275
                                                  ===========


IDEX Mutual Funds                                             Annual Report 2003

                              IDEX Janus Growth 11

--------------------------------------------------------------------------------

              Report of Independent Certified Public Accountants

To the Board of Trustees and Shareholders of IDEX Janus Growth

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of IDEX Janus Growth (the "Fund") (one of the portfolios constituting the IDEX Mutual Funds) at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
December 18, 2003


IDEX Mutual Funds                                             Annual Report 2003

                              IDEX Janus Growth 12

IDEX Janus Growth & Income

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

All three popular U.S. stock market indices ended the fiscal year, October 31, 2003, with gains. The Dow Jones Industrial Average added 19.50% and the broad-based Standard and Poor's 500 Composite Stock Index ("S&P 500") climbed 20.79% More than doubling those returns, the technology-dominated NASDAQ Composite Index surged 45.31% for the twelve months. The year got off to a good start with hopes of a pickup in corporate profits and a resumption of capital expenditures in the new year. Although the stock market rallied early in the year, the rebound was short-lived. Despite the fact that mortgage interest rates fell to historic lows and the housing market remained strong, a looming conflict with Iraq worried investors and consumers alike. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the four months leading up to the war, however, both the market and consumer confidence bounced back sharply when hostilities began in mid-March. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted. The Federal Reserve Board acknowledged the mixed picture, cutting its benchmark federal funds rate to an over 40-year low of 1% in an attempt to spur corporate investment and hiring. As the fiscal year came to a close, stocks added to their 2003 gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and a better-than-expected jump in economic growth, prevailed despite weak job growth and questions about whether the positive momentum could be sustained.

PERFORMANCE

For the year ended October 31, 2003, IDEX Janus Growth & Income returned 14.60%. By comparison its benchmark, the S&P 500, returned 20.79%.

STRATEGY REVIEW

Top contributors to the portfolio's performance included financial services leader Citigroup Inc. and Tyco Capital, a consumer financial services company. Also benefiting the portfolio were its investments in Maxim Integrated Products, a manufacturer of integrated circuits, and Comcast Cable Communications, Inc., a broadcasting and cable television conglomerate.

Our position in Automatic Data Processing, Inc. a provider of computerized transaction processing, data communication and information services, proved to be our biggest detractor from performance. Also negatively impacting performance were luxury automobile manufacturer, Bayerische Motoren Werke AG
(BMW) and The Stanley Works, a domestic tool manufacturer.

While our focus remains on seeking the best individual stocks and constructing a portfolio from the bottom up, sector weights also impacted performance during the period. Our positions within the information technology sector had the greatest positive effect on performance. Also, our continued focus on fundamentally strong companies offering potential gains through capital appreciation and dividend returns led us to overweight the outperforming financial and consumer discretionary sectors, which also provided a nice lift to our results. Despite contributing a slight gain to our overall performance, the materials sector was among our weakest-performing sectors. The only sector to have a negative impact on the portfolio's absolute performance during the period was telecommunications, an area that we were significantly underweight.

/s/ David Corkins

David J. Corkins
Fund Manager
Janus Capital Management LLC


IDEX Mutual Funds                                             Annual Report 2003

                          IDEX Janus Growth & Income 1

IDEX Janus Growth & Income

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Growth of $10,000
Inception of 12/15/00 through 10/31/03
Investment less sales charges - $9,452

[The following table was depicted as a mountain chart in the printed material.]

    DATE                   Class A           S&P 500
------------------    ----------------     -----------
   12/15/2000               9,452            10,000
   12/31/2000               9,459            10,071
    3/31/2001               8,580             8,877
    6/30/2001               8,955             9,396
    9/30/2001               7,867             8,018
   12/31/2001               8,458             8,875
    3/31/2002               8,428             8,899
    6/30/2002               7,637             7,707
    9/30/2002               6,493             6,377
   12/31/2002               6,796             6,914
    3/31/2003               6,683             6,696
    6/30/2003               7,373             7,726
    9/30/2003               7,477             7,931
   10/31/2003               7,864             8,379

Average Annual Total Return for Periods Ended 10/31/03
--------------------------------------------------------------------------------

                                    From       Inception
                     1 year      Inception       Date
                  -----------   -----------   ----------
Class A (NAV)         14.60%        -6.20%    12/15/00
Class A (POP)          8.30%        -8.03%    12/15/00
S&P 500(1)            20.79%        -5.97%    12/15/00
---------------       -----        ------     --------
Class B (NAV)         13.83%        -6.87%    12/15/00
Class B (POP)          8.83%        -7.85%    12/15/00
---------------       -----        ------     --------
Class C (NAV)         13.83%        -6.87%    12/15/00
---------------       -----        ------     --------
Class L (NAV)             -         14.63%    11/11/02
Class L (POP)             -         12.63%    11/11/02
---------------       -----        ------     --------
Class M (NAV)         13.95%        -6.79%    12/15/00
Class M (POP)         11.81%        -7.11%    12/15/00
---------------       -----        ------     --------

NOTES

(1) The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B, (2% in the 1st year and 1% in the 2nd year) for Class L shares shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Class C and M shares are not available to new investors.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.


IDEX Mutual Funds                                             Annual Report 2003

                          IDEX Janus Growth & Income 2

IDEX Janus Growth & Income

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts except share amounts in thousands)

                                                    Principal       Value
                                                   -----------   ----------
CORPORATE DEBT SECURITIES (0.6%)
Communication (0.5%)
  Cox Communications, Inc.
    7.13%, due 10/01/2012                             $  130     $   148
Electric, Gas & Sanitary Services (0.1%)
  CMS Energy Corporation (b)
    7.63%, due 11/15/2004                                 35          36
Environmental Services (0.0%)
  Allied Waste North America, Inc.
    7.88%, due 04/15/2013                                 15          16
                                                                 -------
Total Corporate Debt Securities (cost: $180)                         200
                                                                 -------
CONVERTIBLE BONDS (0.1%)
Business Services (0.1%)
  Lamar Advertising Company
    2.88%, due 12/31/2010                                 30          29
Oil & Gas Extraction (0.0%)
  Devon Energy Corporation
    Zero Coupon, due 06/27/2020                            2           1
                                                                 -------
Total Convertible Bonds (cost: $31)                                   30
                                                                 -------

                                                         Shares               Value
                                                  --------------------   ---------------
CONVERTIBLE PREFERRED STOCKS (0.9%)
Commercial Banks (0.4%)
  State Street Corporation                                  600              $   150
Electric Services (0.4%)
  CenterPoint Energy, Inc.                                4,255                  121
Environmental Services (0.1%)
  Allied Waste Industries, Inc.                             740                   47
                                                                             -------
Total Convertible Preferred Stocks (cost: $270)                                  318
                                                                             -------
PREFERRED STOCKS (1.1%)
Automotive (1.1%)
  Porsche AG                                                716                  352
                                                                             -------
Total Preferred Stocks (cost: $304)                                              352
                                                                             -------
COMMON STOCKS (94.7%)
Aerospace (1.2%)
  Lockheed Martin Corporation                             8,600                  399
Air Transportation (0.7%)
  Southwest Airlines Co. (b)                             11,545                  224
Amusement & Recreation Services (0.3%)
  Disney (Walt) Company (The)                             4,685                  106
Automotive (0.6%)
  Honeywell International Inc.                            6,730                  206
Beer, Wine & Distilled Beverages (0.5%)
  LVMH Moet Hennessy Louis Vuitton SA                     2,629                  182

Beverages (3.1%)
  Anheuser-Busch Companies, Inc.                         12,205              $   601
  PepsiCo, Inc.                                           9,169                  438
Business Credit Institutions (1.2%)
  CIT Group, Inc.                                        11,980                  403
Business Services (2.7%)
  Clear Channel Communications, Inc.                     11,585                  473
  eBay Inc. (a)                                           1,195                   67
  Lamar Advertising Company (a)                          10,080                  305
  Valassis Communications, Inc. (a)                       2,590                   67
Chemicals & Allied Products (3.1%)
  International Flavors & Fragrances Inc.                 5,320                  176
  Procter & Gamble Company (The)                          8,025                  789
  Reckitt Benckiser PLC                                   4,145                   87
Commercial Banks (7.9%)
  Bank of America Corporation                             5,100                  386
  Citigroup Inc.                                         32,745                1,552
  U.S. Bancorp                                           25,917                  705
Communication (9.0%)
  Comcast Corporation-Special Class A (a)                41,220                1,345
  Cox Communications, Inc.-Class A (a)                   14,195                  484
  Liberty Media Corporation-Class A (a)                  77,245                  779
  Viacom, Inc.-Class B                                   10,149                  405
Communications Equipment (1.2%)
  Nokia Oyj-ADR (b)                                      24,380                  414
Computer & Data Processing Services (5.3%)
  Ceridian Corporation (a)                               11,595                  243
  Computer Associates International, Inc.                 6,325                  149
  Electronic Arts Inc. (a)                                2,275                  225
  Microsoft Corporation                                  34,485                  902
  Oracle Corporation (a)                                 14,010                  168
  Yahoo! Inc. (a)                                         1,730                   76
Computer & Office Equipment (4.8%)
  Cisco Systems, Inc. (a)                                31,160                  654
  Dell Computer Corporation (a)                           5,660                  204
  International Business Machines
    Corporation                                           5,460                  489
  Lexmark International Group, Inc. (a)                   3,425                  252
Drug Stores & Proprietary Stores (1.0%)
  Medco Health Solutions, Inc. (a)                        9,650                  320
Electric Services (1.2%)
  EnCana Corporation (b)                                 11,838                  407
Electronic & Other Electric Equipment (3.4%)
  General Electric Company                               25,855                  750
  Samsung Electronics Co.,
    Ltd.-GDR-144A (USD) (b)                               1,965                  393

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                              IDEX Janus Growth & Income 3

IDEX Janus Growth & Income

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                       Shares               Value
                                                --------------------   ---------------
Electronic Components & Accessories (9.6%)
  Intel Corporation                                    15,435             $     510
  Linear Technology Corporation                         9,225                   393
  Maxim Integrated Products                            14,755                   732
  NVIDIA Corporation (a)(b)                             4,650                    82
  Texas Instruments Incorporated                       12,050                   348
  Tyco International Ltd. (b)                          52,885                 1,104
Environmental Services (1.2%)
  Waste Management, Inc.                               15,780                   409
Food Stores (0.6%)
  Whole Foods Market, Inc. (a)(b)                       3,225                   191
Gas Production & Distribution (0.7%)
  Kinder Morgan, Inc.                                   4,370                   234
Health Services (0.9%)
  Caremark Rx, Inc. (a)(b)                             11,655                   292
Hotels & Other Lodging Places (2.4%)
  Fairmont Hotels & Resorts Inc.                       13,517                   348
  Four Seasons Hotels Inc. (b)                          2,350                   130
  Starwood Hotels & Resorts Worldwide, Inc.             9,850                   332
Industrial Machinery & Equipment (1.1%)
  Applied Materials, Inc. (a)                          15,310                   358
Insurance (8.0%)
  Aetna Inc.                                            5,910                   339
  American International Group, Inc.                   10,351                   630
  Berkshire Hathaway Inc.-Class B (a)                     260                   675
  MGIC Investment Corporation                           4,435                   228
  Travelers Property Casualty Corp.-Class B            15,961                   261
  UnitedHealth Group Incorporated                      10,355                   527
Insurance Agents, Brokers & Service (0.4%)
  Marsh & McLennan Companies, Inc.                      3,465                   148
Management Services (0.6%)
  Paychex, Inc.                                         5,380                   209
Manufacturing Industries (1.0%)
  Mattel, Inc.                                         18,050                   349
Medical Instruments & Supplies (2.7%)
  Bard, (C.R.) Inc.                                     3,060                   245
  INAMED Corporation (a)                                  645                    56
  Medtronic, Inc.                                      11,225                   512
  St. Jude Medical, Inc. (a)                            1,660                    97
Motion Pictures (1.6%)
  Time Warner Inc. (a)(b)                              35,625                   545
Oil & Gas Extraction (0.7%)
  ConocoPhillips                                        4,383                   250
Paper & Allied Products (1.2%)
  3M Company                                            5,040                   398

                                                       Shares               Value
                                                --------------------   ---------------
Petroleum Refining (3.3%)
  Exxon Mobil Corporation                              30,545             $   1,117
Pharmaceuticals (3.8%)
  Pfizer Inc.                                          17,355                   548
  Roche Holding AG                                      8,712                   722
Printing & Publishing (1.3%)
  Gannett Co., Inc.                                     5,190                   437
Radio, Television & Computer Stores (0.0%)
  Best Buy Co., Inc. (a)                                  235                    14
Railroads (0.9%)
  Canadian National Railway Company                     4,910                   296
Retail Trade (0.4%)
  Staples, Inc. (a)(b)                                  5,060                   136
Security & Commodity Brokers (1.3%)
  Goldman Sachs Group, Inc. (The) (b)                   4,630                   435
Transportation & Public Utilities (0.5%)
  C.H. Robinson Worldwide, Inc.                         4,045                   158
U.S. Government Agencies (2.3%)
  Fannie Mae                                           10,615                   761
Variety Stores (1.0%)
  Wal-Mart Stores, Inc.                                 5,840                   344
                                                                          ---------
Total Common Stocks (cost: $27,676)                                          31,725
                                                                          ---------

                                                      Principal       Value
                                                     -----------   ----------
SECURITY LENDING COLLATERAL (12.6%)
Debt (11.1%)
Bank Notes (1.3%)
  Canadian Imperial Bank of Commerce
    1.12%, due 11/04/2003                              $  184      $   184
  Fleet National Bank
    1.06%, due 01/21/2004                                 257          257
Euro Dollar Terms (6.3%)
  Bank of Montreal
    1.03%, due 11/13/2003                                 147          147
    1.04%, due 11/14/2003                                 129          129
  Bank of Nova Scotia (The)
    1.06%, due 11/12/2003                                  73           73
  Bank of Scotland
    1.04%, due 11/14/2003                                 147          147
  Citigroup Inc.
    1.08%, due 01/05/2004                                 220          220
  Credit Agricole Indosuez
    1.08%, due 01/06/2004                                 162          162
  Den Danske Bank
    1.04%, due 11/10/2003                                  73           73
    1.08%, due 01/20/2004                                 220          220

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                              IDEX Janus Growth & Income 4

IDEX Janus Growth & Income

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                             Principal       Value
                                            -----------   ----------
Euro Dollar Terms (continued)
  Royal Bank of Canada
    1.04%, due 11/24/2003                      $  184      $   184
    1.06%, due 12/08/2003                          73           73
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/15/2004                         220          220
  SouthTrust Bank
    1.08%, due 01/16/2004                         220          220
  Wells Fargo & Company
    1.04%, due 11/20/2003                         220          220
Promissory Notes (0.8%)
  Goldman Sachs Group, Inc. (The)
    1.15%, due 11/03/2003                         257          257
Repurchase Agreements (2.7%) (c)
  Goldman Sachs Group, Inc. (The)
    1.10% Repurchase Agreement
    dated 10/31/2003 to be repurchased
    at $73 on 11/03/2003                           73           73
  Merrill Lynch & Co., Inc.
    1.10% Repurchase Agreement
    dated 10/31/2003 to be repurchased
    at $845 on 11/03/2003                         845          845

                                                     Shares          Value
                                                 -------------   ------------
Investment Companies (1.5%)
Money Market Funds (1.5%)
  Merrimac Cash Series Fund-
    Premium Class
    1-day yield of 0.97%                            513,875        $    514
                                                                   --------
Total Security Lending Collateral (cost: $4,218)                      4,218
                                                                   --------
Total Investment Securities (cost: $32,679)                        $ 36,843
                                                                   ========
SUMMARY:
  Investments, at value                               110.0 %      $ 36,843
  Liabilities in excess of other assets               (10.0)%        (3,350)
                                                    -------        --------
  Net assets                                          100.0 %      $ 33,493
                                                    =======        ========

FORWARD FOREIGN CURRENCY CONTRACTS:
-------------------------------------------------------------------
                                                          Net
                                       Amount in       Unrealized
               Bought   Settlement    U.S. Dollars    Appreciation
Currency       (Sold)      Date      Bought (Sold)   (Depreciation)
------------- -------- ------------ --------------- ---------------
Euro Dollar   (295)    03/26/2004       $  (339)         $ (3)
Swiss Franc   (200)    03/26/2004          (149)           (2)
Swiss Franc   (100)    04/16/2004           (76)            1
                                        -------          ------
                                        $  (564)         $ (4)
                                        =======          ======

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.

(b)  At October 31, 2003, all or a portion of this security is on loan (see Note
     1). The value at October 31, 2003, of all securities on loan is $4,059.

(c) Cash collateral for the Repurchase Agreements, valued at $936, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%-10.18% and 06/01/2004-12/31/2049, respectively.

DEFINITIONS:

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                          IDEX Janus Growth & Income 5

IDEX Janus Growth & Income

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $32,679)
     (including $4,059 of securities loaned)                      $36,843
  Cash                                                              1,295
  Receivables:
     Shares of beneficial interest sold                                 7
     Interest                                                           3
     Dividends                                                         38
  Unrealized appreciation on forward foreign
     currency contracts                                                 1
  Other                                                                 4
                                                                  -------
                                                                   38,191
                                                                  -------
Liabilities:
  Investment securities purchased                                      42
  Accounts payable and accrued liabilities:
     Shares of beneficial interest redeemed                           350
     Management and advisory fees                                       3
     Distribution fees                                                 25
     Transfer agent fees                                               24
  Payable for securities on loan                                    4,218
  Unrealized depreciation on forward foreign
     currency contracts                                                 5
  Other                                                                31
                                                                  -------
                                                                    4,698
                                                                  -------
Net Assets                                                        $33,493
                                                                  =======
Net Assets Consist of:
  Shares of beneficial interest, unlimited shares authorized      $35,431
  Accumulated net investment income (loss)                              -
  Accumulated net realized gain (loss) from investment
     securities and foreign currency transactions                  (6,098)
  Net unrealized appreciation (depreciation) on:
     Investment securities                                          4,164
     Translation of assets and liabilities denominated in
       foreign currencies                                              (4)
                                                                  -------
Net Assets                                                        $33,493
                                                                  =======
Shares Outstanding:
  Class A                                                             788
  Class B                                                           2,470
  Class C                                                             382
  Class L                                                             186
  Class M                                                             267
Net Asset Value Per Share:
  Class A                                                         $  8.32
  Class B                                                            8.15
  Class C                                                            8.15
  Class L                                                            8.15
  Class M                                                            8.17
Maximum Offering Price Per Share (a):
  Class A                                                         $  8.80
  Class M                                                            8.25

(a) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, and L shares represents offering price. The redemption price for Classes B, L, and M shares equals net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the year ended October 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                                   $   98
  Dividends                                                     517
  Income from loaned securities-net                               5
     Less withholding taxes on foreign dividends                 (6)
                                                             ------
                                                                614
                                                             ------
Expenses:
  Management and advisory fees                                  423
  Transfer agent fees                                           151
  Printing and shareholder reports                               21
  Custody fees                                                   29
  Administration fees                                            30
  Legal fees                                                      3
  Auditing and accounting fees                                   17
  Trustees fees                                                   3
  Registration fees                                              80
  Other                                                           3
  Distribution and service fees:
     Class A                                                     63
     Class B                                                    181
     Class C                                                     33
     Class L                                                      8
     Class M                                                     19
                                                             ------
  Total expenses                                              1,064
  Less:
     Advisory fee waiver                                        (84)
                                                             ------
  Net expenses                                                  980
                                                             ------
Net Investment Income (Loss)                                   (366)
                                                             ------
Net Realized Gain (Loss) from:
  Investment securities                                        (863)
  Foreign currency transactions                                 (37)
                                                             ------
                                                               (900)
                                                             ------
Net Increase (Decrease) in Unrealized Appreciation
  (Depreciation) on:
  Investment securities                                       7,202
  Translation of assets and liabilities denominated in
     foreign currencies                                          (4)
                                                             ------
                                                              7,198
                                                             ------
Net Gain (Loss) on Investment Securities and Foreign
  Currency Transactions                                       6,298
                                                             ------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                            $5,932
                                                             ======

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                          IDEX Janus Growth & Income 6

IDEX Janus Growth & Income

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                                   October 31,    October 31,
                                                      2003           2002
                                                   -----------   ------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                      $   (366)      $   (276)
  Net realized gain (loss) from investment
     securities and foreign currency
     transactions                                       (900)        (4,380)
  Net unrealized appreciation
     (depreciation) on investment
     securities and foreign currency
     translations                                      7,198         (1,190)
                                                    --------       --------
                                                       5,932         (5,846)
                                                    --------       --------
Distributions to Shareholders:
  From net investment income:
     Class A                                               -              -
     Class B                                               -              -
     Class C                                               -              -
     Class L                                               -              -
     Class M                                               -              -
                                                    --------       --------
                                                           -              -
                                                    --------       --------
  From net realized gains:
     Class A                                               -              -
     Class B                                               -              -
     Class C                                               -              -
     Class L                                               -              -
     Class M                                               -              -
                                                    --------       --------
                                                           -              -
                                                    --------       --------
Capital Share Transactions:
  Proceeds from shares sold:
     Class A                                          14,068         17,574
     Class B                                           6,262         11,751
     Class C                                             966          3,030
     Class L                                           1,608              -
     Class M                                             987          1,169
                                                    --------       --------
                                                      23,891         33,524
                                                    --------       --------
  Dividends and distributions reinvested:
     Class A                                               -              -
     Class B                                               -              -
     Class C                                               -              -
     Class L                                               -              -
     Class M                                               -              -
                                                    --------       --------
                                                           -              -
                                                    --------       --------
  Cost of shares redeemed:
     Class A                                         (27,993)        (1,938)
     Class B                                          (4,407)        (4,711)
     Class C                                          (1,685)        (1,382)
     Class L                                            (231)             -
     Class M                                            (941)          (652)
                                                    --------       --------
                                                     (35,257)        (8,683)
                                                    --------       --------
                                                     (11,366)        24,841
                                                    --------       --------
Net increase (decrease) in net assets                 (5,434)        18,995
                                                    --------       --------
Net Assets:
  Beginning of year                                   38,927         19,932
                                                    --------       --------
  End of year                                       $ 33,493       $ 38,927
                                                    ========       ========
Accumulated Net Investment Income (Loss)            $      -       $     (1)
                                                    ========       ========

Share Activity:
  Shares issued:
     Class A                                           1,935          2,228
     Class B                                             846          1,408
     Class C                                             130            362
     Class L                                             219              -
     Class M                                             136            139
                                                    --------       --------
                                                       3,266          4,137
                                                    --------       --------
  Shares issued-reinvested from distributions:
     Class A                                               -              -
     Class B                                               -              -
     Class C                                               -              -
     Class L                                               -              -
     Class M                                               -              -
                                                    --------       --------
                                                           -              -
                                                    --------       --------
  Shares redeemed:
     Class A                                          (3,591)          (244)
     Class B                                            (592)          (610)
     Class C                                            (228)          (177)
     Class L                                             (33)             -
     Class M                                            (129)           (81)
                                                    --------       --------
                                                      (4,573)        (1,112)
                                                    --------       --------
Net increase (decrease) in shares
  outstanding                                         (1,307)         3,025
                                                    ========       ========

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                          IDEX Janus Growth & Income 7

IDEX Janus Growth & Income

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                        For a share of beneficial interest outstanding throughout each period
                       ----------------------------------------------------------------------------------------------------------
                                               Investment Operations                       Distributions
                                    -----------------------------------------   -------------------------------------
                        Net Asset                                                                                       Net Asset
            For the       Value,         Net        Net Realized                 From Net    From Net                    Value,
            Period      Beginning     Investment   and Unrealized     Total     Investment   Realized       Total          End
         Ended (d)(g)   of Period   Income (Loss)    Gain (Loss)   Operations     Income       Gains    Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Class A   10/31/2003     $ 7.26       $ (0.04)        $  1.10       $ 1.06          $ -         $ -          $ -         $ 8.32
          10/31/2002       8.44         (0.03)          (1.15)       (1.18)           -           -            -           7.26
          10/31/2001      10.00          0.03           (1.59)       (1.56)           -           -            -           8.44
---------------------------------------------------------------------------------------------------------------------------------
Class B   10/31/2003       7.16         (0.09)           1.08         0.99            -           -            -           8.15
          10/31/2002       8.38         (0.09)          (1.13)       (1.22)           -           -            -           7.16
          10/31/2001      10.00         (0.03)          (1.59)       (1.62)           -           -            -           8.38
---------------------------------------------------------------------------------------------------------------------------------
Class C   10/31/2003       7.16         (0.09)           1.08         0.99            -           -            -           8.15
          10/31/2002       8.38         (0.10)          (1.12)       (1.22)           -           -            -           7.16
          10/31/2001      10.00         (0.03)          (1.59)       (1.62)           -           -            -           8.38
---------------------------------------------------------------------------------------------------------------------------------
Class L   10/31/2003       7.11         (0.09)           1.13         1.04            -           -            -           8.15
---------------------------------------------------------------------------------------------------------------------------------
Class M   10/31/2003       7.17         (0.08)           1.08         1.00            -           -            -           8.17
          10/31/2002       8.39         (0.09)          (1.13)       (1.22)           -           -            -           7.17
          10/31/2001      10.00         (0.03)          (1.58)       (1.61)           -           -            -           8.39
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                        ------------------------------------------------------------------------
                                                           Ratio of Expenses
                                         Net Assets,           to Average          Net Investment
             For the                        End of           Net Assets (a)         Income (Loss)     Portfolio
             Period          Total          Period      -----------------------      to Average       Turnover
            Ended (g)     Return (c)       (000's)       Net (e)     Total (f)     Net Assets (a)     Rate (b)
----------------------------------------------------------------------------------------------------------------
Class A   10/31/2003         14.60%        $ 6,556         1.95%        2.15%           (0.50)%         87%
          10/31/2002        (13.94)         17,754         1.93         2.28            (0.41)          53
          10/31/2001        (15.64)          3,881         1.75         3.26             0.34           44
----------------------------------------------------------------------------------------------------------------
Class B   10/31/2003         13.83          20,130         2.60         2.80            (1.15)          87
          10/31/2002        (14.56)         15,868         2.58         2.93            (1.06)          53
          10/31/2001        (16.20)         11,884         2.40         3.91            (0.31)          44
----------------------------------------------------------------------------------------------------------------
Class C   10/31/2003         13.83           3,110         2.60         2.80            (1.15)          87
          10/31/2002        (14.56)          3,441         2.58         2.93            (1.06)          53
          10/31/2001        (16.20)          2,469         2.40         3.91            (0.31)          44
----------------------------------------------------------------------------------------------------------------
Class L   10/31/2003         14.63           1,515         2.60         2.80            (1.15)          87
----------------------------------------------------------------------------------------------------------------
Class M   10/31/2003         13.95           2,182         2.50         2.70            (1.05)          87
          10/31/2002        (14.53)          1,864         2.48         2.83            (0.96)          53
          10/31/2001        (16.11)          1,698         2.30         3.81            (0.21)          44
----------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) IDEX Janus Growth & Income ("the Fund") commenced operations on December 15, 2000. The inception date for the Fund's offering of share Class L was November 11, 2002.

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                          IDEX Janus Growth & Income 8

IDEX Janus Growth & Income

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At October 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

IDEX Mutual Funds is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX Janus Growth & Income ("the Fund"), part of IDEX Mutual Funds, began operations on December 15, 2000.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers five classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. Effective November 11, 2002, Class C and M shares were closed to new investors. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Trustees and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2003, was paying an interest rate of 0.75%.

Directed brokerage: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which IDEX Mutual Funds has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within IDEX Mutual Funds, or by any other party. Directed commissions during the year ended October 31, 2003, of $54 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $2 of program net income for its services. When the Fund makes a security loan, it receives collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are included in Investment securities at value on the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

IDEX Mutual Funds                                             Annual Report 2003

                          IDEX Janus Growth & Income 9

IDEX Janus Growth & Income

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Open forward currency contracts at October 31, 2003, are listed in the Schedule of Investments.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following stated break points:

      1.00% of the first $100 million of ANA
      0.95% of the next $400 million of ANA
      0.85% of ANA over $500 million

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

      1.60% Expense Limit

If total fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

                    Advisory Fee     Available for
                       Waived      Recapture Through
                   -------------- ------------------
Fiscal Year 2003          84          10/31/2006
Fiscal Year 2002         104          10/31/2005
Fiscal Year 2001         173          10/31/2004

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The 12b-1 fee for the Fund is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Class A          0.35%
  Class B          1.00%
  Class C          1.00%
  Class L          1.00%
  Class M          0.90%

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, L, M and certain A share redemptions. For the year ended October 31, 2003, the underwriter commissions are as follows:

IDEX Mutual Funds                                             Annual Report 2003

                         IDEX Janus Growth & Income 10

IDEX Janus Growth & Income

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

     Received by Underwriter    $ 47
     Retained by Underwriter       5
     Contingent Sales Charges     59

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Transfer agent fees: The Fund incurs ATIS annual per-account charges (not in thousands) of $20.00 for each open shareholder account and $1.63 for each closed account maintained, and certain out of pocket expenses.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any IDEX Fund. At October 31, 2003, the value of invested plan amounts was $1. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2003, were as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 32,370
  U.S. Government                                       1,199
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                  34,436
  U.S. Government                                       3,743



NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Shares of beneficial interest, unlimited
       shares authorized                                $ (363)
     Accumulated net investment income (loss)              367
     Accumulated net realized gain (loss) from
       investment securities and foreign currency
       transactions                                         (4)

The tax basis components of distributable earnings as of October 31, 2003, are as follows:

     Undistributed Ordinary Income                  $      -
                                                    ========
     Undistributed Long-term Capital Gains          $      -
                                                    ========
     Capital Loss Carryforward                      $ (5,628)
                                                    ========
     Net Unrealized Appreciation (Depreciation)     $  3,689
                                                    ========

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

 Capital Loss
 Carryforward   Available through
-------------- ------------------
 $    658       October 31, 2009
    3,893       October 31, 2010
    1,077       October 31, 2011

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2003, are as follows:

     Federal Tax Cost Basis                         $ 33,154
                                                    ========
     Unrealized Appreciation                        $  3,936
     Unrealized (Depreciation)                          (247)
                                                    --------
     Net Unrealized Appreciation (Depreciation)     $  3,689
                                                    ========


IDEX Mutual Funds                                             Annual Report 2003

                         IDEX Janus Growth & Income 11

--------------------------------------------------------------------------------

              Report of Independent Certified Public Accountants

To the Board of Trustees and Shareholders of IDEX Janus Growth & Income

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of IDEX Janus Growth & Income (the "Fund") (one of the portfolios constituting the IDEX Mutual Funds) at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
December 18, 2003


IDEX Mutual Funds                                             Annual Report 2003

                         IDEX Janus Growth & Income 12

IDEX Jennison Equity Opportunity

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

The markets have struggled in the past twelve months with geopolitical tension in the Middle East, reduced earnings expectations and languishing economic activity. As war uncertainty increased into the fall of last year, equities dropped precipitously reaching a bottom in October.

In the first quarter of 2003, stocks, particularly mid cap stocks, remained under pressure due to geopolitical concerns -- mainly the war and its impact on the economy. An easing of these uncertainties and an increased tolerance for risk moved the broader equity markets steadily higher during the second quarter.

The broadening out of the market that began in the second quarter continued into the third quarter, with many of our stocks posting significant gains. Throughout the third quarter, investors returned to fundamentals, and therefore to many of our holdings.

PERFORMANCE

For the year ended October 31, 2003, IDEX Jennison Equity Opportunity returned 24.13%. By comparison its benchmark, the Standard and Poor's 500 Composite Stock Index, returned 20.79%.

STRATEGY REVIEW

The portfolio performed very well over the year, with a number of holdings generating triple digit returns. Our risk/reward discipline has led us to take profits in many of our winners, especially in the technology sector, where our "profit-taking" has continued into the fourth quarter. Information technology was our largest sector exposure at the beginning of this year, but is in the bottom half of our sector weightings as of the end of October. Technology is a good example of the contrarian value discipline that we employ. Our weighting was minimal during the "bubble years" and then built-up during the bear market of 2001 and 2002 (into the beginning of this reporting period) as we were able to find solid companies with strong balance sheets at low valuations. We have exited or reduced many of our technology holdings largely due to our valuation discipline, as fundamentals continue to improve.

We added to our oil service stocks because we like the secular aspects of the energy markets, and we took profits in insurance companies, as we were worried about the talk of moderating pricing appearing in these companies' quarterly earnings announcements. These insurance stocks also had produced very strong returns for us, and we felt it appropriate to take some profits.

In addition, our weighting in healthcare stocks declined, as we exited specific stock winners like Sepracor Inc., our best performer.

A weak 2002 Christmas selling season had a negative effect on retailers, such as Circuit City Stores, Inc. -- Circuit City Group, which was our poorest performer. Retailers could not sell enough volume to offset the negative margin impact of the necessary discounting, and therefore industry-wide profits were below original expectations.

/s/ Mark DeFranco

Mark G. DeFranco

/s/ Brian M. Gillott

Brian M. Gillott
Co-Fund Managers
Jennison Associates, LLC

IDEX Mutual Funds                                             Annual Report 2003

                       IDEX Jennison Equity Opportunity 1

IDEX Jennison Equity Opportunity

--------------------------------------------------------------------------------

    Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Inception of 2/1/96 through 10/31/03
Investment less sales charges - $9,452

[The following table was depicted as a mountain chart in the printed material.]

      DATE                Class A            S&P 500
------------------    ----------------     -----------
    2/1/1996                9,452            10,000
    3/31/1996               9,488            10,190
    6/30/1996               9,522            10,647
    9/30/1996               9,883            10,976
    12/31/1996             10,415            11,890
    3/31/1997              10,135            12,210
    6/30/1997              12,023            14,340
    9/30/1997              13,549            15,413
    12/31/1997             12,668            15,856
    3/31/1998              13,930            18,066
    6/30/1998              12,695            18,662
    9/30/1998               9,595            16,809
    12/31/1998             12,040            20,387
    3/31/1999              13,545            21,402
    6/30/1999              14,986            22,910
    9/30/1999              13,405            21,481
    12/31/1999             15,582            24,676
    3/31/2000              15,712            25,241
    6/30/2000              14,468            24,572
    9/30/2000              14,274            24,334
    12/31/2000             11,192            22,432
    3/31/2001              11,184            19,774
    6/30/2001              12,349            20,930
    9/30/2001              10,691            17,859
    12/31/2001             12,109            19,768
    3/31/2002              12,279            19,822
    6/30/2002              10,868            17,168
    9/30/2002               8,848            14,204
    12/31/2002              9,575            15,400
    3/31/2003               8,822            14,914
    6/30/2003              10,465            17,210
    9/30/2003              10,910            17,666
    10/31/2003             11,502            18,666

Average Annual Total Return for Periods Ended 10/31/03
--------------------------------------------------------------------------------

                                                From       Inception
                     1 year      5 years     Inception       Date
                  -----------   ---------   -----------   ----------
Class A (NAV)         24.13%       1.08%        2.56%        2/1/96
Class A (POP)         17.30%      -0.06%        1.82%        2/1/96
S&P 500(1)            20.79%       0.53%        8.39%        2/1/96
-------------------------------------------------------------------
Class B (NAV)         23.33%       0.45%        1.93%        2/1/96
Class B (POP)         18.33%       0.25%        1.93%        2/1/96
-------------------------------------------------------------------
Class C (NAV)         23.33%          -        -5.72%       11/1/99
-------------------------------------------------------------------
Class L (NAV)             -           -        23.33%      11/11/02
Class L (POP)             -           -        21.33%      11/11/02
-------------------------------------------------------------------
Class M (NAV)         23.31%       0.55%        2.03%        2/1/96
Class M (POP)         21.08%       0.34%        1.90%        2/1/96
-------------------------------------------------------------------

NOTES

(1) The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B, (2% in the 1st year and 1% in the 2nd year) for Class L shares shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Class C and M shares are not available to new investors.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

IDEX Mutual Funds                                             Annual Report 2003

                       IDEX Jennison Equity Opportunity 2

IDEX Jennison Equity Opportunity

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts except share amounts in thousands)

                                                             Shares               Value
                                                      --------------------   ---------------
PREFERRED STOCKS (1.3%)
Motion Pictures (1.3%)
  News Corporation Limited (The)-ADR (b)                      32,900             $    971
                                                                                 --------
Total Preferred Stocks (cost: $778)                                                   971
                                                                                 --------
COMMON STOCKS (91.5%)
Aerospace (4.0%)
  Goodrich Corporation                                        18,300                  505
  Lockheed Martin Corporation                                 17,300                  802
  Northrop Grumman Corporation                                17,600                1,573
Air Transportation (1.0%)
  AMR Corporation (a)(b)                                      55,800                  741
Apparel & Accessory Stores (2.3%)
  Limited, Inc. (The)                                         29,000                  510
  Nordstrom, Inc. (b)                                         36,800                1,122
Apparel Products (2.0%)
  Polo Ralph Lauren Corporation                               47,400                1,441
Automotive (3.5%)
  General Motors Corporation-Class H (a)                     127,700                2,098
  Navistar International Corporation (a)(b)                    9,800                  396
Business Services (2.4%)
  DoubleClick Inc. (a)                                        36,200                  302
  Interpublic Group of Companies, Inc. (The) (b)              25,800                  384
  Manpower Inc.                                               23,000                1,067
Chemicals & Allied Products (3.2%)
  Great Lakes Chemical Corporation                            44,900                  965
  IMC Global Inc.                                             60,400                  422
  Olin Corporation                                            54,600                  951
Commercial Banks (4.9%)
  Bank of New York Company, Inc. (The)                        44,300                1,383
  Bank One Corporation (b)                                    17,700                  751
  Mellon Financial Corporation                                25,400                  759
  Southwest Bancorporation of Texas, Inc. (b)                 18,600                  668
Communication (1.2%)
  Viacom, Inc.-Class B                                        22,000                  877
Communications Equipment (0.7%)
  Tellabs, Inc. (a)                                           68,600                  517
Computer & Data Processing Services (5.0%)
  Ceridian Corporation (a)                                    67,600                1,420
  Mentor Graphics Corporation (a)                             38,400                  643
  Microsoft Corporation                                       42,100                1,101
  Sybase, Inc. (a)                                            22,500                  403
Computer & Office Equipment (1.6%)
  Symbol Technologies, Inc.                                   90,000                1,124
Drug Stores & Proprietary Stores (1.5%)
  Medco Health Solutions, Inc. (a)                            32,400                1,076
Electronic & Other Electric Equipment (0.7%)
  Maytag Corporation                                          19,800                  503

Electronic Components & Accessories (1.2%)
  Solectron Corporation (a)                                   59,500             $    330
  Vishay Intertechnology, Inc. (a)                            29,000                  544
Food Stores (0.9%)
  Kroger Co. (The) (a)                                        38,900                  680
Furniture & Home Furnishings Stores (0.6%)
  Linens 'n Things, Inc. (a)                                  13,700                  404
Health Services (0.7%)
  Quest Diagnostics Incorporated (a)                           7,100                  480
Holding & Other Investment Offices (1.0%)
  Janus Capital Group, Inc. (b)                               49,100                  694
Industrial Machinery & Equipment (1.3%)
  ASM Lithography Holding NV-NY
    Registered Shares (a)(b)                                  25,400                  446
  FMC Technologies, Inc. (a)                                  25,370                  509
Instruments & Related Products (1.4%)
  Agilent Technologies, Inc. (a)                              39,100                  974
Insurance (2.0%)
  CNA Financial Corporation (a)                                7,500                  162
  XL Capital Ltd.-Class A                                     18,900                1,314
Insurance Agents, Brokers & Service (1.3%)
  Hartford Financial Services Group, Inc. (The) (b)            8,000                  439
  National Financial Partners Corp. (a)                       17,900                  485
Management Services (1.5%)
  BearingPoint, Inc. (a)                                      42,900                  403
  Hewitt Associates, Inc.-Class A (a)                         25,800                  663
Medical Instruments & Supplies (1.1%)
  Apogent Technologies, Inc. (a)                              36,300                  797
Metal Mining (1.2%)
  Harmony Gold Mining Company
    Limited-ADR                                               56,300                  851
Mining (2.7%)
  Arch Coal, Inc. (b)                                         55,600                1,363
  Consol Energy Inc. (b)                                      27,300                  592
Oil & Gas Extraction (11.2%)
  Halliburton Company                                         48,400                1,156
  Rowan Companies, Inc. (a)                                   57,800                1,385
  Schlumberger Limited                                        28,600                1,344
  Spinnaker Exploration Company (a)(b)                        40,100                1,026
  Total Fina Elf SA-ADR                                       11,800                  921
  Transocean Inc. (a)                                         51,600                  990
  Weatherford International Ltd. (a)                          35,600                1,237
Paper & Allied Products (4.9%)
  Kimberly-Clark Corporation                                  22,900                1,209
  MeadWestvaco Corporation                                    31,800                  824
  Temple-Inland Inc. (b)                                      28,000                1,513

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                             IDEX Jennison Equity Opportunity 3

IDEX Jennison Equity Opportunity

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                Shares       Value
                                               --------   -----------
Paper & Paper Products (2.4%)
  Boise Cascade Corporation                    61,900      $  1,736
Pharmaceuticals (7.4%)
  Abbott Laboratories                          23,400           997
  AmerisourceBergen Corporation (b)            13,300           755
  Bristol-Myers Squibb Co.                     26,300           667
  Cambrex Corporation                          24,900           589
  Pfizer Inc.                                  51,700         1,634
  Wyeth                                        16,300           719
Printing & Publishing (1.4%)
  New York Times Company (The)-Class A         13,500           642
  Pearson PLC-ADR                              34,400           361
Radio & Television Broadcasting (1.3%)
  Radio One, Inc.-Class D (a)                  57,600           916
Railroads (1.4%)
  CSX Corporation                              32,100         1,021
Restaurants (2.3%)
  Wendy's International, Inc.                  45,300         1,678
Retail Trade (0.8%)
  Toys "R" Us, Inc. (a)(b)                     43,400           564
Security & Commodity Brokers (3.2%)
  A.G. Edwards, Inc.                           25,600         1,037
  Merrill Lynch & Co., Inc.                    21,400         1,267
Telecommunications (1.5%)
  SBC Communications Inc.                      43,900         1,053
Variety Stores (1.3%)
  Costco Wholesale Corporation (a)(b)          27,000           955
Wholesale Trade Durable Goods (1.5%)
  Fisher Scientific International Inc. (a)     26,400         1,063
                                                           --------
Total Common Stocks (cost: $60,001)                          65,893
                                                           --------

                                                 Principal        Value
                                              --------------   ----------
SECURITY LENDING COLLATERAL (16.1%)
Debt (14.1%)
Bank Notes (1.7%)
  Canadian Imperial Bank of Commerce
    1.12%, due 11/04/2003                       $      504      $   504
  Fleet National Bank
    1.06%, due 01/21/2004                              706          706
Euro Dollar Terms (7.9%)
  Bank of Montreal
    1.03%, due 11/13/2003                              404          404
    1.04%, due 11/14/2003                              354          354

                                                 Principal        Value
                                              --------------   ----------
Euro Dollar Terms (continued)
  Bank of Nova Scotia (The)
    1.06%, due 11/12/2003                       $      202      $   202
  Bank of Scotland
    1.04%, due 11/14/2003                              404          404
  Citigroup Inc.
    1.08%, due 01/05/2004                              605          605
  Credit Agricole Indosuez
    1.08%, due 01/06/2004                              444          444
  Den Danske Bank
    1.04%, due 11/10/2003                              202          202
    1.08%, due 01/20/2004                              605          605
  Royal Bank of Canada
    1.04%, due 11/24/2003                              504          504
    1.06%, due 12/08/2003                              202          202
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/15/2004                              605          605
  SouthTrust Bank
    1.08%, due 01/16/2004                              605          605
  Wells Fargo & Company
    1.04%, due 11/20/2003                              605          605
Promissory Notes (1.0%)
  Goldman Sachs Group, Inc. (The)
    1.15%, due 11/03/2003                              706          706
Repurchase Agreements (3.5%) (c)
  Goldman Sachs Group, Inc. (The)
    1.10% Repurchase Agreement dated
    10/31/2003 to be repurchased at $202
    on 11/03/2003                                      202          202
  Merrill Lynch & Co., Inc.
    1.10% Repurchase Agreement dated
    10/31/2003 to be repurchased at $2,321
    on 11/03/2003                                    2,321        2,321


                                                     Shares          Value
                                                 --------------   -----------
Investment Companies (2.0%)
Money Market Funds (2.0%)
  Merrimac Cash Series Fund-
    Premium Class
    1-day yield of 0.97%                            1,412,253      $  1,412
                                                                   --------
Total Security Lending Collateral (cost: $11,592)                    11,592
                                                                   --------
Total Investment Securities (cost: $72,371)                        $ 78,456
                                                                   ========
SUMMARY:
  Investments, at value                                108.9 %     $ 78,456
  Liabilities in excess of other assets                 (8.9)%       (6,412)
                                                    ---------      --------
  Net assets                                           100.0 %     $ 72,044
                                                    =========      ========


NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.

(b)  At October 31, 2003, all or a portion of this security is on loan (see Note
     1). The value at October 31, 2003, of all securities on loan is $11,168.

(c) Cash collateral for the Repurchase Agreements, valued at $2,572, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%-10.18% and 06/01/2004-12/31/2049, respectively.

DEFINITIONS:

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                       IDEX Jennison Equity Opportunity 4

IDEX Jennison Equity Opportunity

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $72,371)
     (including $11,168 of securities loaned)                     $ 78,456
  Cash                                                               4,821
  Receivables:
     Investment securities sold                                        740
     Shares of beneficial interest sold                                 45
     Interest                                                            1
     Dividends                                                          58
  Other                                                                 13
                                                                  --------
                                                                    84,134
                                                                  --------
Liabilities:
  Investment securities purchased                                      217
  Accounts payable and accrued liabilities:
     Shares of beneficial interest redeemed                             93
     Management and advisory fees                                       38
     Distribution fees                                                  50
     Transfer agent fees                                                46
  Payable for securities on loan                                    11,592
  Other                                                                 54
                                                                  --------
                                                                    12,090
                                                                  --------
Net Assets                                                        $ 72,044
                                                                  ========
Net Assets Consist of:
  Shares of beneficial interest, unlimited shares authorized      $ 80,269
  Accumulated net investment income (loss)                              (3)
  Accumulated net realized gain (loss) from investment
     securities                                                    (14,306)
  Net unrealized appreciation (depreciation) on investment
     securities                                                      6,084
                                                                  --------
Net Assets                                                        $ 72,044
                                                                  ========
Shares Outstanding:
  Class A                                                            2,207
  Class B                                                            4,607
  Class C                                                              940
  Class L                                                               75
  Class M                                                              909
Net Asset Value Per Share:
  Class A                                                         $   8.54
  Class B                                                             8.14
  Class C                                                             8.14
  Class L                                                             8.14
  Class M                                                             8.20
Maximum Offering Price Per Share (a):
  Class A                                                         $   9.04
  Class M                                                             8.28

(a) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, and L shares represents offering price. The redemption price for Classes B, L, and M shares equals net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the year ended October 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                                $     13
  Dividends                                                    825
  Income from loaned securities-net                             13
     Less withholding taxes on foreign dividends                (7)
                                                          --------
                                                               844
                                                          --------
Expenses:
  Management and advisory fees                                 559
  Transfer agent fees                                          315
  Printing and shareholder reports                              50
  Custody fees                                                  23
  Administration fees                                           31
  Legal fees                                                     5
  Auditing and accounting fees                                  19
  Trustees fees                                                  6
  Registration fees                                             70
  Other                                                          4
  Distribution and service fees:
     Class A                                                    64
     Class B                                                   359
     Class C                                                    79
     Class L                                                     3
     Class M                                                    69
                                                          --------
  Total expenses                                             1,656
  Less:
     Advisory fee waiver                                      (104)
                                                          --------
  Net expenses                                               1,552
                                                          --------
Net Investment Income (Loss)                                  (708)
                                                          --------
Net Realized and Unrealized Gain (Loss):
  Realized gain (loss) from investment securities           (2,454)
  Increase (decrease) in unrealized appreciation
     (depreciation) on investment securities                17,691
                                                          --------
Net Gain (Loss) on Investment Securities                    15,237
                                                          --------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                              $ 14,529
                                                          ========

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                       IDEX Jennison Equity Opportunity 5

IDEX Jennison Equity Opportunity

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                               October 31,    October 31,
                                                  2003           2002
                                               -----------    -----------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                  $   (708)      $   (893)
  Net realized gain (loss) from investment
     securities                                   (2,454)        (8,820)
  Net unrealized appreciation
     (depreciation) on investment
     securities                                   17,691         (7,380)
                                                --------       --------
                                                  14,529        (17,093)
                                                --------       --------
Distributions to Shareholders:
  From net investment income:
     Class A                                           -              -
     Class B                                           -              -
     Class C                                           -              -
     Class L                                           -              -
     Class M                                           -              -
                                                --------       --------
                                                       -              -
                                                --------       --------
  From net realized gains:
     Class A                                           -              -
     Class B                                           -              -
     Class C                                           -              -
     Class L                                           -              -
     Class M                                           -              -
                                                --------       --------
                                                       -              -
                                                --------       --------
Capital Share Transactions:
  Proceeds from shares sold:
     Class A                                       4,065         21,526
     Class B                                       3,745         27,698
     Class C                                       1,689          8,934
     Class L                                         589              -
     Class M                                         763          7,158
                                                --------       --------
                                                  10,851         65,316
                                                --------       --------
  Dividends and distributions reinvested:
     Class A                                           -              -
     Class B                                           -              -
     Class C                                           -              -
     Class L                                           -              -
     Class M                                           -              -
                                                --------       --------
                                                       -              -
                                                --------       --------
  Cost of shares redeemed:
     Class A                                     (11,152)       (12,762)
     Class B                                     (10,927)       (13,882)
     Class C                                      (4,487)        (5,074)
     Class L                                         (64)             -
     Class M                                      (2,917)        (3,091)
                                                --------       --------
                                                 (29,547)       (34,809)
                                                --------       --------
                                                 (18,696)        30,507
                                                --------       --------
Net increase (decrease) in net assets             (4,167)        13,414
                                                --------       --------
Net Assets:
  Beginning of year                               76,211         62,797
                                                --------       --------
  End of year                                   $ 72,044       $ 76,211
                                                ========       ========
Accumulated Net Investment Income (Loss)        $     (3)      $     (3)
                                                ========       ========

                                                  October 31,  October 31,
                                                     2003         2002
                                                  -----------  -----------
Share Activity:
  Shares issued:
     Class A                                           549        2,604
     Class B                                           533        3,439
     Class C                                           241        1,118
     Class L                                            84            -
     Class M                                           110          864
                                                    ------       ------
                                                     1,517        8,025
                                                    ------       ------
  Shares issued-reinvested from distributions:
     Class A                                             -            -
     Class B                                             -            -
     Class C                                             -            -
     Class L                                             -            -
     Class M                                             -            -
                                                    ------       ------
                                                         -            -
                                                    ------       ------
  Shares redeemed:
     Class A                                        (1,514)      (1,629)
     Class B                                        (1,584)      (1,887)
     Class C                                          (657)        (690)
     Class L                                            (9)           -
     Class M                                          (413)        (419)
                                                    ------       ------
                                                    (4,177)      (4,625)
                                                    ------       ------
Net increase (decrease) in shares
  outstanding                                       (2,660)       3,400
                                                    ======       ======

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                       IDEX Jennison Equity Opportunity 6

IDEX Jennison Equity Opportunity

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                         For a share of beneficial interest outstanding throughout each period
                       ------------------------------------------------------------------------------------------------------------
                                               Investment Operations                         Distributions
                                   --------------------------------------------  -------------------------------------
                        Net Asset                                                                                        Net Asset
            For the       Value,         Net         Net Realized                 From Net    From Net                    Value,
            Period      Beginning     Investment    and Unrealized      Total    Investment   Realized       Total          End
         Ended (d)(g)   of Period   Income (Loss)     Gain (Loss)    Operations    Income       Gains    Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Class A   10/31/2003     $ 6.88       $(0.04)         $  1.70         $ 1.66        $   -     $      -     $      -      $   8.54
          10/31/2002       8.04        (0.05)           (1.11)         (1.16)           -            -            -          6.88
          10/31/2001      10.26        (0.01)           (1.17)         (1.18)           -        (1.04)       (1.04)         8.04
          10/31/2000      12.14        (0.13)           (1.54)         (1.67)           -        (0.21)       (0.21)        10.26
          10/31/1999      10.14         0.06             2.78           2.84            -        (0.84)       (0.84)        12.14
-----------------------------------------------------------------------------------------------------------------------------------
Class B   10/31/2003       6.60        (0.08)            1.62           1.54            -            -            -          8.14
          10/31/2002       7.77        (0.10)           (1.07)         (1.17)           -            -            -          6.60
          10/31/2001      10.01        (0.05)           (1.15)         (1.20)           -        (1.04)       (1.04)         7.77
          10/31/2000      11.93        (0.17)           (1.54)         (1.71)           -        (0.21)       (0.21)        10.01
          10/31/1999      10.02        (0.03)            2.78           2.75            -        (0.84)       (0.84)        11.93
-----------------------------------------------------------------------------------------------------------------------------------
Class C   10/31/2003       6.60        (0.08)            1.62           1.54            -            -            -          8.14
          10/31/2002       7.77        (0.10)           (1.07)         (1.17)           -            -            -          6.60
          10/31/2001      10.01        (0.05)           (1.15)         (1.20)           -        (1.04)       (1.04)         7.77
          10/31/2000      11.93        (0.17)           (1.54)         (1.71)           -        (0.21)       (0.21)        10.01
-----------------------------------------------------------------------------------------------------------------------------------
Class L   10/31/2003       6.60        (0.09)            1.63           1.54            -            -            -          8.14
-----------------------------------------------------------------------------------------------------------------------------------
Class M   10/31/2003       6.65        (0.08)            1.63           1.55            -            -            -          8.20
          10/31/2002       7.81        (0.10)           (1.06)         (1.16)           -            -            -          6.65
          10/31/2001      10.05        (0.04)           (1.16)         (1.20)           -        (1.04)       (1.04)         7.81
          10/31/2000      11.96        (0.16)           (1.54)         (1.70)           -        (0.21)       (0.21)        10.05
          10/31/1999      10.04        (0.02)            2.78           2.76            -        (0.84)       (0.84)        11.96
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                        -----------------------------------------------------------------------
                                                           Ratio of Expenses
                                         Net Assets,           to Average          Net Investment
             For the                        End of           Net Assets (a)         Income (Loss)     Portfolio
             Period          Total          Period      -----------------------      to Average       Turnover
            Ended (g)     Return (c)       (000's)       Net (e)     Total (f)     Net Assets (a)     Rate (b)
---------------------------------------------------------------------------------------------------------------
Class A   10/31/2003         24.13%        $ 18,833        1.75%        1.90%           (0.54)%          100%
          10/31/2002        (14.47)          21,836        1.75         1.82            (0.52)            98
          10/31/2001        (11.08)          17,670        1.55         2.44            (0.11)           158
          10/31/2000        (14.06)           4,147        1.55         2.66            (0.87)           244
          10/31/1999         30.07            4,537        1.64         2.87            (0.99)           126
---------------------------------------------------------------------------------------------------------------
Class B   10/31/2003         23.33           37,500        2.40         2.55            (1.19)           100
          10/31/2002        (15.10)          37,363        2.40         2.47            (1.17)            98
          10/31/2001        (11.54)          31,922        2.20         3.09            (0.76)           158
          10/31/2000        (14.70)           3,483        2.20         3.31            (1.52)           244
          10/31/1999         29.45            3,868        2.29         3.52            (1.64)           126
---------------------------------------------------------------------------------------------------------------
Class C   10/31/2003         23.33            7,654        2.40         2.55            (1.19)           100
          10/31/2002        (15.10)           8,957        2.40         2.47            (1.17)            98
          10/31/2001        (11.54)           7,211        2.20         3.09            (0.76)           158
          10/31/2000        (14.70)             271        2.20         3.31            (1.51)           244
---------------------------------------------------------------------------------------------------------------
Class L   10/31/2003         23.33              607        2.40         2.55            (1.19)           100
---------------------------------------------------------------------------------------------------------------
Class M   10/31/2003         23.31            7,450        2.30         2.45            (1.09)           100
          10/31/2002        (14.91)           8,055        2.30         2.37            (1.07)            98
          10/31/2001        (11.48)           5,994        2.10         2.99            (0.66)           158
          10/31/2000        (14.60)             946        2.10         3.21            (1.42)           244
          10/31/1999         29.54            1,338        2.19         3.42            (1.54)           126
---------------------------------------------------------------------------------------------------------------

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                       IDEX Jennison Equity Opportunity 7

IDEX Jennison Equity Opportunity

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ended 10/31/2001, 10/31/2002, and 10/31/2003.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) The inception date for the Fund's offering of share classes C and L are as follows:
        Class C - November 1, 1999
        Class L - November 11, 2002

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                       IDEX Jennison Equity Opportunity 8

IDEX Jennison Equity Opportunity

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At October 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

IDEX Mutual Funds is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX Jennison Equity Opportunity ("the Fund"), part of IDEX Mutual Funds, began operations on February 1, 1996.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers five classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. Effective November 11, 2002, Class C and M shares were closed to new investors. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Trustees and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2003, was paying an interest rate of 0.75%.

Directed brokerage: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which IDEX Mutual Funds has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within IDEX Mutual Funds, or by any other party. Directed commissions during the year ended October 31, 2003, of $15 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $3 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are included in Investment securities at value on the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are

IDEX Mutual Funds                                             Annual Report 2003

                       IDEX Jennison Equity Opportunity 9

IDEX Jennison Equity Opportunity

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following stated break points:

    0.80% of the first $500 million of ANA
      0.70% of ANA over $500 million

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    1.40% Expense Limit

If total fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The 12b-1 fee for the Fund is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Class A          0.35%
  Class B          1.00%
  Class C          1.00%
  Class L          1.00%
  Class M          0.90%

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, L, M and certain A share redemptions. For the year ended October 31, 2003, the underwriter commissions were as follows:

     Received by Underwriter    $  70
     Retained by Underwriter        5
     Contingent Sales Charges     185

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Transfer agent fees: The Fund incurs ATIS annual per-account charges (not in thousands) of $20.00 for each open shareholder account and $1.63 for each closed account maintained, and certain out of pocket expenses.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any IDEX Fund. At October 31, 2003, the value of invested plan amounts was $3. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2003, were as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 66,091
  U.S. Government                                           -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                  86,138
  U.S. Government                                           -

IDEX Mutual Funds                                             Annual Report 2003

                      IDEX Jennison Equity Opportunity 10

IDEX Jennison Equity Opportunity

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Shares of beneficial interest, unlimited
       shares authorized                          $ (708)
     Accumulated net investment income (loss)        708
     Accumulated net realized gain (loss) from
       investment securities                           -



The tax basis components of distributable earnings as of October 31, 2003, are as follows:

     Undistributed Ordinary Income                  $       -
                                                    =========
     Undistributed Long-term Capital Gains          $       -
                                                    =========
     Capital Loss Carryforward                      $ (13,853)
                                                    =========
     Net Unrealized Appreciation (Depreciation)     $   5,632
                                                    =========

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

 Capital Loss
 Carryforward   Available through
-------------- ------------------
  $ 2,778       October 31, 2009
    8,055       October 31, 2010
    3,020       October 31, 2011

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2003, are as follows:

     Federal Tax Cost Basis                         $ 72,824
                                                    ========
     Unrealized Appreciation                        $  7,464
     Unrealized (Depreciation)                        (1,832)
                                                    --------
     Net Unrealized Appreciation (Depreciation)     $  5,632
                                                    ========


IDEX Mutual Funds                                             Annual Report 2003

                      IDEX Jennison Equity Opportunity 11

--------------------------------------------------------------------------------

              Report of Independent Certified Public Accountants

To the Board of Trustees and Shareholders of IDEX Jennison Equity Opportunity

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of IDEX Jennison Equity Opportunity (the "Fund") (one of the portfolios constituting the IDEX Mutual Funds) at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
December 18, 2003


IDEX Mutual Funds                                             Annual Report 2003

                      IDEX Jennison Equity Opportunity 12

IDEX LKCM Strategic Total Return

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

After a difficult start, the equity markets staged a strong rally in the final nine months of the fiscal year ending October 31, 2003. The volatility seen throughout 2001-2002 continued into 2003, but the prevailing direction of the equity market was decidedly positive. Investors were encouraged by the low interest rate environment, fewer corporate accounting scandals, tax cuts and signs of an economic rebound in recent months.

PERFORMANCE

For the year ended October 31, 2003, IDEX LKCM Strategic Total Return returned 13.43%. By comparison its primary benchmark, the Standard and Poor's 500 Composite Stock Index, returned 20.79% and its secondary benchmark, the Lehman Brothers Intermediate U.S. Government/Credit Index, returned 5.43%.

The portfolio participated in the stronger market environment, with a solid performance from the equity portion of the portfolio, and outperformed in the fixed income sector, despite an often challenging backdrop for bonds.

STRATEGY REVIEW

The portfolio continued to benefit from Luther King Capital Management's ("LKCM") investment philosophy, which emphasizes diversification across asset classes, and holdings in well-positioned large and medium-capitalization stocks. It should be noted that we lowered the portfolio's exposure to the fixed income sector early in the year as we identified more attractive risk/reward opportunities in the equity market relative to the fixed income area. Technology and cyclical stocks were especially strong performers as the year progressed. Within technology, the portfolio benefited from investments in semiconductor manufacturers Intel Corporation and Texas Instruments Incorporated. Among economically sensitive names, Masco Corporation and The Home Depot, Inc. were standout holdings, and Alcon, Inc. and Teva Pharmaceuticals Industries Ltd. -- ADR rose strongly, demonstrating our focus on higher growth niches within the healthcare universe.

/s/ Luther King, Jr.

Luther King, Jr.

/s/ Scot C. Hollmann

Scot C. Hollmann
Co-Fund Mangers
Luther King Capital Management Corporation


IDEX Mutual Funds                                             Annual Report 2003

                       IDEX LKCM Strategic Total Return 1

IDEX LKCM Strategic Total Return

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Growth of $10,000
Inception of 12/2/94 through 10/31/03
Investment less sales charges - $9,452

[The following table was depicted as a mountain chart in the printed material.]

       DATE              Class A                 LBIGC             S&P 500
------------------    ----------------     ----------------     -----------
     12/2/1994             9,452                10,000             10,000
    12/31/1994             9,628                10,035             10,148
     3/31/1995            10,224                10,476             11,135
     6/30/1995            10,585                10,999             12,197
     9/30/1995            11,197                11,181             13,165
    12/31/1995            11,841                11,574             13,957
     3/31/1996            12,374                11,478             14,706
     6/30/1996            12,823                11,550             15,365
     9/30/1996            13,011                11,755             15,840
    12/31/1996            13,813                12,043             17,160
     3/31/1997            13,893                12,029             17,621
     6/30/1997            15,665                12,383             20,694
     9/30/1997            16,641                12,718             22,244
    12/31/1997            16,896                12,990             22,882
     3/31/1998            18,149                13,193             26,072
     6/30/1998            18,081                13,441             26,933
     9/30/1998            16,746                14,045             24,259
    12/31/1998            18,625                14,086             29,421
     3/31/1999            18,980                14,060             30,887
     6/30/1999            19,655                14,004             33,063
     9/30/1999            18,586                14,133             31,001
    12/31/1999            20,633                14,141             35,612
     3/31/2000            20,262                14,353             36,427
     6/30/2000            20,046                14,596             35,462
     9/30/2000            19,867                15,016             35,118
    12/31/2000            19,565                15,571             32,372
     3/31/2001            18,303                16,099             28,537
     6/30/2001            19,106                16,207             30,206
     9/30/2001            18,001                16,953             25,774
    12/31/2001            19,206                16,967             28,528
     3/31/2002            18,913                16,929             28,606
     6/30/2002            17,935                17,531             24,776
     9/30/2002            16,454                18,325             20,498
    12/31/2002            17,007                18,636             22,225
     3/31/2003            16,467                18,917             21,524
     6/30/2003            18,345                19,431             24,837
     9/30/2003            18,790                19,427             25,494
    10/31/2003            19,380                19,244             26,936

Average Annual Total Return for Periods Ended 10/31/03
--------------------------------------------------------------------------------

                                                From       Inception
                     1 year      5 years     Inception       Date
                  -----------   ---------   -----------   ----------
Class A (NAV)         13.43%       2.26%         8.39%      12/2/94
Class A (POP)          7.20%       1.11%         7.70%      12/2/94
S&P 500(1)            20.79%       0.53%        11.75%      12/2/94
LBIGC(1)               5.43%       6.52%         7.62%      12/2/94
------                -----        ----         -----       -------
Class B (NAV)         12.58%       1.59%         6.34%      10/1/95
Class B (POP)          7.58%       1.40%         6.34%      10/1/95
---------------       -----        ----         -----       -------
Class C (NAV)         12.58%          -         -0.62%      11/1/99
---------------       -----        ----        ------       -------
Class L (NAV)             -           -         14.74%     11/11/02
Class L (POP)             -           -         12.74%     11/11/02
---------------       -----        ----        ------      --------
Class M (NAV)         12.71%       1.69%         7.80%      12/2/94
Class M (POP)         10.58%       1.49%         7.67%      12/2/94
---------------       -----        ----        ------      --------

NOTES

(1) The Standard & Poor's 500 Composite Stock (S&P 500) Index and Lehman Brothers Intermediate U.S. Government/Credit (LBIGC) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B, (2% in the 1st year and 1% in the 2nd year) for Class L shares shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Class C and M shares are not available to new investors.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.


IDEX Mutual Funds                                             Annual Report 2003

                       IDEX LKCM Strategic Total Return 2

IDEX LKCM Strategic Total Return

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts except share amounts in thousands)

                                               Principal        Value
                                               ---------      ---------
CORPORATE DEBT SECURITIES (7.0%)
Business Services (1.0%)
  First Data Corporation
    4.70%, due 11/01/2006                       $   500       $    528
Electric Services (0.5%)
  Kentucky Utilities Company
    8.55%, due 05/15/2027                           250            262
Life Insurance (0.8%)
  Hartford Life, Inc.
    6.90%, due 06/15/2004                           400            413
Personal Credit Institutions (1.0%)
  General Electric Capital Corporation
    8.85%, due 04/01/2005                           500            548
Printing & Publishing (1.0%)
  Gannett Co., Inc.
    5.50%, due 04/01/2007                           500            542
Telecommunications (1.5%)
  ALLTEL Corporation
    7.25%, due 04/01/2004                           800            819
Variety Stores (1.2%)
  Wal-Mart Stores, Inc.
    6.55%, due 08/10/2004                           600            623
                                                              --------
Total Corporate Debt Securities (cost: $3,678)                   3,735
                                                              --------
CONVERTIBLE BONDS (1.2%)
Printing & Publishing (1.2%)
  Tribune Company-PHONES
    2.00%, due 05/15/2029                             8            648
                                                              --------
Total Convertible Bonds (cost: $977)                               648
                                                              --------

                                                    Shares           Value
                                                   -------         --------
CONVERTIBLE PREFERRED STOCKS (3.6%)
Instruments & Related Products (1.6%)
  Raytheon Company (b)                              17,000         $    859
Life Insurance (2.0%)
  Prudential Financial, Inc.-Units                  17,600            1,085
                                                                   --------
Total Convertible Preferred Stocks (cost: $1,787)                     1,944
                                                                   --------
COMMON STOCKS (87.0%)
Automotive (1.4%)
  Honeywell International Inc.                      24,500              750
Beverages (3.2%)
  Coca-Cola Company (The)                           19,000              882
  PepsiCo, Inc.                                     17,000              813
Business Services (3.1%)
  Clear Channel Communications, Inc.                24,000              980
  First Data Corporation (b)                        19,600              700

Chemicals & Allied Products (3.3%)
  Colgate-Palmolive Company                         17,500         $    931
  du Pont (E.I.) de Nemours and Company             20,400              824
Commercial Banks (10.1%)
  Bank of America Corporation                        7,500              568
  Bank of New York Company, Inc. (The)              26,500              827
  Citigroup Inc.                                    22,800            1,081
  Cullen/Frost Bankers, Inc.                        26,000            1,008
  Mellon Financial Corporation                      29,800              890
  Wells Fargo & Company                             17,600              991
Communication (1.5%)
  Viacom, Inc.-Class B                              20,344              811
Communications Equipment (2.3%)
  Harris Corporation                                22,700              845
  Motorola, Inc.                                    29,700              402
Computer & Data Processing Services (6.0%)
  Automatic Data Processing, Inc.                   20,000              755
  Microsoft Corporation                             41,800            1,093
  Oracle Corporation (a)                            59,000              706
  SunGard Data Systems Inc. (a)                     24,000              673
Computer & Office Equipment (4.5%)
  Cisco Systems, Inc. (a)                           32,700              686
  Dell Computer Corporation (a)                     27,200              982
  International Business Machines
    Corporation                                      8,500              761
Electronic & Other Electric Equipment (2.1%)
  General Electric Company                          38,000            1,102
Electronic Components & Accessories (4.8%)
  Intel Corporation                                 28,300              935
  Texas Instruments Incorporated                    33,500              969
  Tyco International Ltd.                           33,000              689
Environmental Services (3.2%)
  Allied Waste Industries, Inc. (a)(b)              67,000              756
  Waste Management, Inc.                            36,000              933
Food & Kindred Products (2.4%)
  Altria Group, Inc.                                14,300              665
  Kraft Foods, Inc.-Class A (b)                     21,400              623
Health Services (1.6%)
  Triad Hospitals, Inc. (a)                         28,700              882
Insurance (1.5%)
  American International Group, Inc.                13,275              808
Lumber & Other Building Materials (1.9%)
  Home Depot, Inc. (The)                            27,800            1,031
Lumber & Wood Products (1.6%)
  Masco Corporation                                 32,000              880
Medical Instruments & Supplies (1.8%)
  Medtronic, Inc.                                   20,900              952

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                       IDEX LKCM Strategic Total Return 3

IDEX LKCM Strategic Total Return

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                   Shares      Value
                                                   ------     --------
Oil & Gas Extraction (5.5%)
  Anadarko Petroleum Corporation                   20,500     $    894
  EOG Resources, Inc.                              14,800          624
  Schlumberger Limited                             16,400          770
  Unocal Corporation                               20,000          634
Paper & Allied Products (2.6%)
  Kimberly-Clark Corporation                       15,000          792
  Temple-Inland Inc. (b)                           11,500          621
Paper & Paper Products (1.8%)
  Boise Cascade Corporation                        35,200          986
Personal Services (0.9%)
  Block (H&R), Inc.                                10,200          480
Petroleum Refining (3.8%)
  BP PLC-ADR (b)                                   24,500        1,038
  Exxon Mobil Corporation                          26,900          984
Pharmaceuticals (8.2%)
  Abbott Laboratories                              11,000          469
  Alcon, Inc.                                      15,000          827
  Pfizer Inc.                                      29,700          939
  Schering-Plough Corporation                      29,000          443
  Teva Pharmaceutical Industries Ltd.-ADR (b)      17,700        1,006
  Wyeth                                            14,900          658
Savings Institutions (1.6%)
  Charter One Financial, Inc.                      26,000          831
Telecommunications (3.5%)
  ALLTEL Corporation                               21,600        1,021
  Verizon Communications, Inc.                     25,400          853
Transportation Equipment (0.9%)
  General Dynamics Corporation                      6,000          502
Variety Stores (1.9%)
  Wal-Mart Stores, Inc.                            17,600        1,038
                                                              --------
Total Common Stocks (cost: $43,595)                             46,593
                                                              --------

                                                 Principal        Value
                                                 ----------     ---------
SECURITY LENDING COLLATERAL (9.8%)
Debt (8.6%)
Bank Notes (1.0%)
  Canadian Imperial Bank of Commerce
    1.12%, due 11/04/2003                       $      227      $    227
  Fleet National Bank
    1.06%, due 01/21/2004                              318           318
Euro Dollar Terms (4.9%)
  Bank of Montreal
    1.03%, due 11/13/2003                              182           182
    1.04%, due 11/14/2003                              160           160

Euro Dollar Terms (continued)
  Bank of Nova Scotia (The)
    1.06%, due 11/12/2003                       $       91      $     91
  Bank of Scotland
    1.04%, due 11/14/2003                              182           182
  Citigroup Inc.
    1.08%, due 01/05/2004                              272           272
  Credit Agricole Indosuez
    1.08%, due 01/06/2004                              200           200
  Den Danske Bank
    1.04%, due 11/10/2003                               91            91
    1.08%, due 01/20/2004                              272           272
  Royal Bank of Canada
    1.04%, due 11/24/2003                              227           227
    1.06%, due 12/08/2003                               91            91
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/15/2004                              272           272
  SouthTrust Bank
    1.08%, due 01/16/2004                              272           272
  Wells Fargo & Company
    1.04%, due 11/20/2003                              272           272
Promissory Notes (0.6%)
  Goldman Sachs Group, Inc. (The)
    1.15%, due 11/03/2003                              318           318
Repurchase Agreements (2.1%) (c)
  Goldman Sachs Group, Inc. (The)
    1.10% Repurchase Agreement dated
    10/31/2003 to be repurchased at $91
    on 11/03/2003                                       91            91
  Merrill Lynch & Co., Inc.
    1.10% Repurchase Agreement dated
    10/31/2003 to be repurchased at $1,045
    on 11/03/2003                                    1,045         1,045

                                                   Shares        Value
                                                   -------      --------
Investment Companies (1.2%)
Money Market Funds (1.2%)
  Merrimac Cash Series Fund-
    Premium Class
    1-day yield of 0.97%                           635,786      $    636
                                                                --------
Total Security Lending Collateral (cost: $5,219)                   5,219
                                                                --------
Total Investment Securities (cost: $55,256)                     $ 58,139
                                                                ========
SUMMARY:
  Investments, at value                              108.6 %    $ 58,139
  Liabilities in excess of other assets               (8.6)%      (4,615)
                                                   -------      --------
  Net assets                                         100.0 %    $ 53,524
                                                   =======      ========

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.

(b)  At October 31, 2003, all or a portion of this security is on loan (see Note
     1). The value at October 31, 2003, of all securities on loan is $5,078.

(c) Cash collateral for the Repurchase Agreements, valued at $1,158, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%-10.18% and 06/01/2004-12/31/2049, respectively.

DEFINITIONS:

ADR  American Depositary Receipt

PHONES Participation Hybrid Option Note Exchangeable Securities

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                       IDEX LKCM Strategic Total Return 4

IDEX LKCM Strategic Total Return

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $55,256)
     (including $5,078 of securities loaned)                     $ 58,139
  Cash                                                                838
  Receivables:
     Investment securities sold                                       290
     Shares of beneficial interest sold                                48
     Interest                                                          52
     Dividends                                                         60
     Dividend reclaims receivable                                       2
  Other                                                                15
                                                                 --------
                                                                   59,444
                                                                 --------
Liabilities:
  Investment securities purchased                                     563
  Accounts payable and accrued liabilities:
     Shares of beneficial interest redeemed                            28
     Management and advisory fees                                       5
     Distribution fees                                                 28
     Transfer agent fees                                               36
  Payable for securities on loan                                    5,219
  Other                                                                41
                                                                 --------
                                                                    5,920
                                                                 --------
Net Assets                                                       $ 53,524
                                                                 ========
Net Assets Consist of:
  Shares of beneficial interest, unlimited shares authorized     $ 51,090
  Undistributed net investment income (loss)                           22
  Accumulated net realized gain (loss) from investment
     securities                                                      (469)
  Net unrealized appreciation (depreciation) on investment
     securities                                                     2,881
                                                                 --------
Net Assets                                                       $ 53,524
                                                                 ========
Shares Outstanding:
  Class A                                                           1,939
  Class B                                                             999
  Class C                                                             165
  Class L                                                              13
  Class M                                                             215
Net Asset Value Per Share:
  Class A                                                        $  16.10
  Class B                                                           16.02
  Class C                                                           16.02
  Class L                                                           16.02
  Class M                                                           16.03
Maximum Offering Price Per Share (a):
  Class A                                                        $  17.04
  Class M                                                           16.19

(a) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, and L shares represents offering price. The redemption price for Classes B, L, and M shares equals net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the year ended October 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                               $  571
  Dividends                                                 831
  Income from loaned securities-net                           5
     Less withholding taxes on foreign dividends             (5)
                                                         --------
                                                          1,402
                                                         --------
Expenses:
  Management and advisory fees                              418
  Transfer agent fees                                       243
  Printing and shareholder reports                           36
  Custody fees                                               14
  Administration fees                                        39
  Legal fees                                                  3
  Auditing and accounting fees                               20
  Trustees fees                                               4
  Registration fees                                          74
  Other                                                       5
  Distribution and service fees:
     Class A                                                107
     Class B                                                153
     Class C                                                 26
     Class L                                                  1
     Class M                                                 32
                                                         --------
  Total expenses                                          1,175
  Less:
     Advisory fee waiver                                   (231)
                                                         --------
  Net expenses                                              944
                                                         --------
Net Investment Income (Loss)                                458
                                                         --------
Net Realized and Unrealized Gain (Loss):
  Realized gain (loss) from investment securities           795
  Increase (decrease) in unrealized appreciation
     (depreciation) on investment securities              5,051
                                                         --------
Net Gain (Loss) on Investment Securities                  5,846
                                                         --------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                        $6,304
                                                         ========

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                       IDEX LKCM Strategic Total Return 5

IDEX LKCM Strategic Total Return

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                                   October 31,    October 31,
                                                      2003           2002
                                                   -----------    -----------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                      $    458       $    929
  Net realized gain (loss) from investment
     securities                                          795         (1,365)
  Net unrealized appreciation
     (depreciation) on investment
     securities                                        5,051         (3,157)
                                                    --------       --------
                                                       6,304         (3,593)
                                                    --------       --------
Distributions to Shareholders:
  From net investment income:
     Class A                                            (313)          (641)
     Class B                                            (109)          (214)
     Class C                                             (19)           (35)
     Class L                                               -              -
     Class M                                             (28)           (62)
                                                    --------       --------
                                                        (469)          (952)
                                                    --------       --------
  From net realized gains:
     Class A                                               -            (39)
     Class B                                               -            (20)
     Class C                                               -             (3)
     Class L                                               -              -
     Class M                                               -             (6)
                                                    --------       --------
                                                           -            (68)
                                                    --------       --------
Capital Share Transactions:
  Proceeds from shares sold:
     Class A                                           3,504          5,720
     Class B                                           2,035          3,555
     Class C                                             250          1,424
     Class L                                             203              -
     Class M                                             197            665
                                                    --------       --------
                                                       6,189         11,364
                                                    --------       --------
  Dividends and distributions reinvested:
     Class A                                             300            655
     Class B                                             105            226
     Class C                                              18             37
     Class L                                               -              -
     Class M                                              27             66
                                                    --------       --------
                                                         450            984
                                                    --------       --------
  Cost of shares redeemed:
     Class A                                          (7,375)        (9,723)
     Class B                                          (3,870)        (5,525)
     Class C                                            (684)        (1,421)
     Class L                                             (12)             -
     Class M                                          (1,096)        (2,004)
                                                    --------       --------
                                                     (13,037)       (18,673)
                                                    --------       --------
                                                      (6,398)        (6,325)
                                                    --------       --------
Net increase (decrease) in net assets                   (563)       (10,938)
                                                    --------       --------
Net Assets:
  Beginning of year                                   54,087         65,025
                                                    --------       --------
  End of year                                       $ 53,524       $ 54,087
                                                    ========       ========
Undistributed Net Investment Income (Loss)          $     22       $    134
                                                    ========       ========

Share Activity:
  Shares issued:
     Class A                                             238            371
     Class B                                             136            230
     Class C                                              17             92
     Class L                                              14              -
     Class M                                              14             43
                                                    --------       --------
                                                         419            736
                                                    --------       --------
  Shares issued-reinvested from distributions:
     Class A                                              21             42
     Class B                                               7             15
     Class C                                               1              2
     Class L                                               -              -
     Class M                                               2              4
                                                    --------       --------
                                                          31             63
                                                    --------       --------
  Shares redeemed:
     Class A                                            (503)          (639)
     Class B                                            (266)          (368)
     Class C                                             (47)           (93)
     Class L                                              (1)             -
     Class M                                             (75)          (132)
                                                    --------       --------
                                                        (892)        (1,232)
                                                    --------       --------
Net increase (decrease) in shares
  outstanding                                           (442)          (433)
                                                    ========       ========

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                       IDEX LKCM Strategic Total Return 6

IDEX LKCM Strategic Total Return

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                          For a share of beneficial interest outstanding throughout each period
                       -------------------------------------------------------------------------------------------------------------
                                               Investment Operations                        Distributions
                                     ------------------------------------------   -------------------------------------
                        Net Asset                                                                                          Net Asset
            For the       Value,         Net         Net Realized                  From Net    From Net                      Value,
            Period      Beginning     Investment    and Unrealized      Total     Investment   Realized       Total           End
         Ended (d)(g)   of Period   Income (Loss)     Gain (Loss)    Operations     Income       Gains    Distributions    of Period
------------------------------------------------------------------------------------------------------------------------------------
Class A   10/31/2003     $14.34        $0.17          $  1.74        $  1.91      $ (0.15)     $    -      $ (0.15)         $16.10
          10/31/2002      15.46         0.28            (1.11)         (0.83)       (0.27)      (0.02)       (0.29)          14.34
          10/31/2001      17.02         0.30            (1.51)         (1.21)       (0.26)      (0.09)       (0.35)          15.46
          10/31/2000      17.62         0.27            (0.15)          0.12        (0.30)      (0.42)       (0.72)          17.02
          10/31/1999      16.18         0.20             1.65           1.85        (0.20)      (0.21)       (0.41)          17.62
------------------------------------------------------------------------------------------------------------------------------------
Class B   10/31/2003      14.33         0.07             1.72           1.79        (0.10)          -        (0.10)          16.02
          10/31/2002      15.45         0.18            (1.11)         (0.93)       (0.17)      (0.02)       (0.19)          14.33
          10/31/2001      17.01         0.19            (1.50)         (1.31)       (0.16)      (0.09)       (0.25)          15.45
          10/31/2000      17.60         0.18            (0.15)          0.03        (0.20)      (0.42)       (0.62)          17.01
          10/31/1999      16.17         0.09             1.65           1.74        (0.10)      (0.21)       (0.31)          17.60
------------------------------------------------------------------------------------------------------------------------------------
Class C   10/31/2003      14.33         0.07             1.72           1.79        (0.10)          -        (0.10)          16.02
          10/31/2002      15.45         0.18            (1.11)         (0.93)       (0.17)      (0.02)       (0.19)          14.33
          10/31/2001      17.01         0.19            (1.50)         (1.31)       (0.16)      (0.09)       (0.25)          15.45
          10/31/2000      17.60         0.18            (0.15)          0.03        (0.20)      (0.42)       (0.62)          17.01
------------------------------------------------------------------------------------------------------------------------------------
Class L   10/31/2003      14.06         0.07             1.99           2.06        (0.10)          -        (0.10)          16.02
------------------------------------------------------------------------------------------------------------------------------------
Class M   10/31/2003      14.33         0.09             1.72           1.81        (0.11)          -        (0.11)          16.03
          10/31/2002      15.45         0.19            (1.10)         (0.91)       (0.19)      (0.02)       (0.21)          14.33
          10/31/2001      17.01         0.20            (1.49)         (1.29)       (0.18)      (0.09)       (0.27)          15.45
          10/31/2000      17.61         0.18            (0.15)          0.03        (0.21)      (0.42)       (0.63)          17.01
          10/31/1999      16.17         0.11             1.65           1.76        (0.11)      (0.21)       (0.32)          17.61
------------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                        -----------------------------------------------------------------------
                                                           Ratio of Expenses
                                         Net Assets,           to Average          Net Investment
             For the                        End of           Net Assets (a)         Income (Loss)     Portfolio
             Period          Total          Period      -----------------------      to Average       Turnover
            Ended (g)     Return (c)       (000's)       Net (e)     Total (f)     Net Assets (a)     Rate (b)
---------------------------------------------------------------------------------------------------------------
Class A   10/31/2003         13.43%        $ 31,224        1.55%        1.99%            1.14%          32%
          10/31/2002         (5.52)          31,303        1.55         1.85             1.77           14
          10/31/2001         (7.13)          37,253        1.55         1.74             1.80           23
          10/31/2000          0.64           40,919        1.55         1.69             1.59           56
          10/31/1999         11.61           37,959        1.64         1.79             1.20           60
---------------------------------------------------------------------------------------------------------------
Class B   10/31/2003         12.58           15,997        2.20         2.64             0.49           32
          10/31/2002         (6.12)          16,072        2.20         2.51             1.12           14
          10/31/2001         (7.72)          19,236        2.20         2.39             1.15           23
          10/31/2000          0.03           19,375        2.20         2.34             0.94           56
          10/31/1999         10.91           15,531        2.29         2.44             0.55           60
---------------------------------------------------------------------------------------------------------------
Class C   10/31/2003         12.58            2,650        2.20         2.64             0.49           32
          10/31/2002         (6.12)           2,778        2.20         2.50             1.12           14
          10/31/2001         (7.72)           2,989        2.20         2.39             1.15           23
          10/31/2000          0.03            2,523        2.20         2.34             0.94           56
---------------------------------------------------------------------------------------------------------------
Class L   10/31/2003         14.74              206        2.20         2.64             0.49           32
---------------------------------------------------------------------------------------------------------------
Class M   10/31/2003         12.71            3,447        2.10         2.54             0.59           32
          10/31/2002         (6.04)           3,934        2.10         2.41             1.22           14
          10/31/2001         (7.63)           5,547        2.10         2.29             1.25           23
          10/31/2000          0.12            7,026        2.10         2.24             1.04           56
          10/31/1999         11.02            8,779        2.19         2.34             0.65           60
---------------------------------------------------------------------------------------------------------------

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                       IDEX LKCM Strategic Total Return 7

IDEX LKCM Strategic Total Return

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ended 10/31/2001, 10/31/2002, and 10/31/2003.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) The inception date for the Fund's offering of share classes C and L are as follows:
        Class C - November 1, 1999
        Class L - November 11, 2002

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                       IDEX LKCM Strategic Total Return 8

IDEX LKCM Strategic Total Return

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At October 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

IDEX Mutual Funds is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX LKCM Strategic Total Return ("the Fund"), part of IDEX Mutual Funds, began operations on December 2, 1994.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers five classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. Effective November 11, 2002, Class C and M shares were closed to new investors. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Trustees and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2003, was paying an interest rate of 0.75%.

Directed brokerage: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which IDEX Mutual Funds has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within IDEX Mutual Funds, or by any other party. Directed commissions during the year ended October 31, 2003, of $22 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $2 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are to be included in Investment securities at value on the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

IDEX Mutual Funds                                             Annual Report 2003

                       IDEX LKCM Strategic Total Return 9

IDEX LKCM Strategic Total Return

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

Income from securities lending is included in the Statement of Operations. The amounts of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following stated break points:

  0.80% of the first $500 million of ANA
  0.70% of ANA over $500 million

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

  1.20% Expense Limit

If total fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The 12b-1 fee for the Fund is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Class A          0.35%
  Class B          1.00%
  Class C          1.00%
  Class L          1.00%
  Class M          0.90%

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, L, M and certain A share redemptions. For the year ended October 31, 2003, the underwriter commissions were as follows:

     Received by Underwriter    $ 57
     Retained by Underwriter       5
     Contingent Sales Charges     36

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Transfer agent fees: The Fund incurs ATIS annual per-account charges (not in thousands) of $20.00 for each open shareholder account and $1.63 for each closed account maintained, and certain out of pocket expenses.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any IDEX Fund. At October 31, 2003, the value of invested plan amounts was $6. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2003, were as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 15,949
  U.S. Government                                           -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                  22,097
  U.S. Government                                         548

IDEX Mutual Funds                                             Annual Report 2003

                      IDEX LKCM Strategic Total Return 10

IDEX LKCM Strategic Total Return

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Shares of beneficial interest, unlimited shares
       authorized                                       $   -
     Undistributed net investment income (loss)          (101)
     Accumulated net realized gain (loss) from
       investment securities                              101

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets primarily due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                $ 952
       Long-term capital gains           68
     2003 Distributions paid from:
       Ordinary income                $ 469
       Long-term capital gains            -

The tax basis components of distributable earnings as of October 31, 2003, are as follows:

     Undistributed Ordinary Income                   $    28
                                                     =======
     Undistributed Long-term Capital Gains           $     -
                                                     =======
     Capital Loss Carryforward                       $  (469)
                                                     =======
     Net Unrealized Appreciation (Depreciation)      $ 2,883
                                                     =======



The capital loss carryforward utilized as of October 31, 2003 was $888. The capital loss carryforward is available to offset future realized capital gains through the period listed:

 Capital Loss
 Carryforward   Available through
-------------- ------------------
    $   469     October 31, 2010

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2003, are as follows:

     Federal Tax Cost Basis                         $ 55,256
                                                    ========
     Unrealized Appreciation                        $  6,079
     Unrealized (Depreciation)                        (3,196)
                                                    --------
     Net Unrealized Appreciation (Depreciation)     $  2,883
                                                    ========

Supplemental Tax Information
(unaudited)

For dividends paid during the year ended October 31, 2003, the Fund designates qualified dividend income to the maximum extent allowable.

For corporate shareholders, 45% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2003. Complete information will be computed and reported in conjunction with your 2003 Form 1099-DIV.

IDEX Mutual Funds                                             Annual Report 2003

                      IDEX LKCM Strategic Total Return 11

--------------------------------------------------------------------------------

              Report of Independent Certified Public Accountants

To the Board of Trustees and Shareholders of IDEX LKCM Strategic Total Return

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of IDEX LKCM Strategic Total Return (the "Fund") (one of the portfolios constituting the IDEX Mutual Funds) at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
December 18, 2003


IDEX Mutual Funds                                             Annual Report 2003

                      IDEX LKCM Strategic Total Return 12

IDEX Marsico Growth

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

During the month of October, all of the ten economic sectors that comprise the Standard and Poor's 500 Composite Stock Index ("S&P 500") posted positive returns. We continue to have a relatively positive view regarding the outlook for U.S. equities. We believe there are encouraging signs of a U.S. economic recovery, helped in part by a decline in long-term interest rates, continued low inflation environment, strong productivity gains, substantial fiscal and monetary stimulus, strong housing markets, and better expectations regarding corporate profits.

Offsetting these 'positives' are the dollar decline, higher oil prices (a response to the Organization of Petroleum Exporting Countries' ("OPEC") announcement of production cuts), stubbornly high claims for unemployment benefits, reduced consumer confidence, and geopolitical concerns. We think the overall valuation backdrop for U.S. equities continues to be palatable, although some areas are overpriced.

PERFORMANCE

For the year ended October 31, 2003, IDEX Marsico Growth returned 18.65%. By comparison its benchmark, the S&P 500, returned 20.79%.

As of October 31, 2003, the portfolio's most significant economic sector allocations were in health care, information technology, financials, consumer discretionary, and industrials. The portfolio had no exposure in the telecommunications services, energy, materials, or utilities sectors.

STRATEGY REVIEW

In reviewing the portfolio's October investment results, several positive factors contributed to performance:

o Retailing--The portfolio's positions in this industry were significant contributors to performance. As of October 31, 2003, retailing positions represented approximately 9% of net assets. In aggregate, the portfolio's retailing holdings appreciated by approximately 18% during the month. Three individual holdings that performed well were Sears, Roebuck and Co., home improvement company Lowe's Companies, Inc., and specialty retailer Tiffany & Co.

o Information Technology--Common threads linking these companies included evidence of market leadership, ability to generate free cash flow, evidence of improved profit margins and potentially significant product advantages compared with competitors. The portfolio's performance benefited from good stock selection in several technology-related industries. These included: semiconductors, software and services, and hardware and equipment. Intel Corporation, Electronic Arts Inc., Dell Computer Corporation, and Cisco Systems, Inc. were individual investments for the portfolios that performed well during the month.

o Transportation--The portfolio had an overweight posture (as compared to the S&P 500) in this industry which contributed positively to the performance. RyanAir Holdings PLC and FedEx Corporation were among the top performers for the month. The performance of these two stocks made up for JetBlue Airways Corporation, which declined during the month.

There were several factors that negatively impacted performance for the portfolios:

o Diversified Financial Services Positions--While certain portfolio holdings in this industry (e.g., Citigroup Inc. and Fannie Mae) performed relatively well last month, overall the portfolio's investments in this area detracted from relative investment results. This was primarily attributable to so-so performance by SLM Corporation ("SLM") (formerly known as Sallie Mae), which was one of the portfolios' largest individual positions as of October 31, 2003. The SLM return trailed the performance of the S&P 500, and the impact of that lag was exacerbated by the portfolio's significant level of investment in SLM.

In addition to the above industry-level factors, certain individual positions had a negative performance effect on the portfolio. These included Microsoft Corporation, MGIC Investment Corporation, General Electric Company, and Amgen Inc.

/s/ James Hillary

James A. Hillary

/s/ Thomas F. Marsico

Thomas F. Marsico
Co-Fund Managers
Marsico Capital Management, LLC


IDEX Mutual Funds                                             Annual Report 2003

                             IDEX Marsico Growth 1

IDEX Marsico Growth

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Growth of $10,000
Inception of 2/28/99 through 10/31/03
Investment less sales charges - $9,452

[The following table was depicted as a mountain chart in the printed material.]

       DATE                Class A             S&P 500
------------------    ------------------     -----------
     2/28/1999              9,452              10,000
     3/31/1999              9,934              10,400
     6/30/1999             10,624              11,133
     9/30/1999             10,019              10,439
    12/31/1999             11,958              11,991
     3/31/2000             12,195              12,266
     6/30/2000             12,081              11,941
     9/30/2000             11,901              11,825
    12/31/2000             10,973              10,900
     3/31/2001              9,506               9,609
     6/30/2001             10,168              10,171
     9/30/2001              8,567               8,678
    12/31/2001              9,420               9,606
     3/31/2002              9,209               9,632
     6/30/2002              7,829               8,342
     9/30/2002              6,574               6,902
    12/31/2002              6,861               7,484
     3/31/2003              6,823               7,247
     6/30/2003              7,676               8,363
     9/30/2003              8,050               8,584
    10/31/2003              8,596               9,070

Average Annual Total Return for Periods Ended 10/31/03
--------------------------------------------------------------------------------

                                    From       Inception
                     1 year      Inception       Date
                  -----------   -----------   ----------
Class A (NAV)         18.65%        -2.01%       3/1/99
Class A (POP)         12.13%        -3.19%       3/1/99
S&P 5001              20.79%        -2.07%       3/1/99
---------------       -----        ------        ------
Class B (NAV)         17.93%        -2.70%       3/1/99
Class B (POP)         12.93%        -2.90%       3/1/99
---------------       -----        ------        ------
Class C (NAV)         17.93%        -6.17%      11/1/99
---------------       -----        ------       -------
Class L (NAV)             -         20.89%     11/11/02
Class L (POP)             -         18.89%     11/11/02
---------------       -----        ------      --------
Class M (NAV)         18.00%        -2.60%       3/1/99
Class M (POP)         15.82%        -2.81%       3/1/99
---------------       -----        ------      --------

NOTES

(1) The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares, (2% in the 1st year and 1% in the 2nd year) for Class L shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Class C and M shares are not available to new investors.

Banc of America Capital Management, LLC (BACAP) assumed the role of sub-advisor with its affiliate Marsico Capital Management, LLC to provide management services to the fund.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

IDEX Mutual Funds                                             Annual Report 2003

                             IDEX Marsico Growth 2

IDEX Marsico Growth

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts except share amounts in thousands)

                                                      Shares               Value
                                                      -------            ---------
COMMON STOCKS (95.2%)
Aerospace (1.3%)
  Lockheed Martin Corporation                          17,030            $     790
Air Transportation (4.8%)
  FedEx Corporation                                    27,454                2,080
  JetBlue Airways Corporation (a)                       8,485                  489
  RyanAir Holdings PLC-ADR (a)(b)                       7,042                  363
Amusement & Recreation Services (0.4%)
  Disney (Walt) Company (The)                          11,561                  262
Automotive (0.2%)
  Honeywell International Inc.                          4,000                  122
Beverages (1.0%)
  Anheuser-Busch Companies, Inc.                       12,118                  597
Business Services (0.7%)
  eBay Inc. (a)                                         5,699                  319
  Monster Worldwide, Inc. (a)                           5,187                  132
Chemicals & Allied Products (2.4%)
  Procter & Gamble Company (The)                       14,879                1,462
Commercial Banks (5.0%)
  Citigroup Inc.                                       64,555                3,060
Communication (3.7%)
  Echostar Communications
    Corporation-Class A (a)                            16,194                  621
  Viacom, Inc.-Class B                                 41,679                1,662
Communications Equipment (1.8%)
  QUALCOMM Incorporated                                23,050                1,095
Computer & Data Processing Services (4.2%)
  Electronic Arts Inc. (a)                             25,955                2,571
Computer & Office Equipment (7.9%)
  Cisco Systems, Inc. (a)                              82,714                1,735
  Dell Computer Corporation (a)                        54,396                1,965
  EMC Corporation (a)                                  82,641                1,144
Construction (0.2%)
  M.D.C. Holdings, Inc.                                 1,528                  103
Department Stores (1.6%)
  Sears, Roebuck and Co.                               18,281                  962
Electronic & Other Electric Equipment (2.6%)
  General Electric Company                             55,826                1,620
Electronic Components & Accessories (6.3%)
  Intel Corporation                                   100,164                3,310
  Maxim Integrated Products                            11,172                  555
Health Services (4.5%)
  Caremark Rx, Inc. (a)(b)                             69,111                1,731
  Quest Diagnostics Incorporated (a)                   14,940                1,011

Industrial Machinery & Equipment (2.8%)
  Caterpillar, Inc.                                    23,524            $   1,724
Insurance (5.0%)
  UnitedHealth Group Incorporated                      60,658                3,086
Lumber & Other Building Materials (3.6%)
  Lowe's Companies, Inc.                               37,644                2,218
Medical Instruments & Supplies (7.3%)
  Boston Scientific Corporation (a)                    31,576                2,138
  Medtronic, Inc.                                      17,688                  806
  Zimmer Holdings, Inc. (a)                            23,912                1,526
Mortgage Bankers & Brokers (1.0%)
  Countrywide Credit Industries, Inc.                   5,857                  616
Personal Credit Institutions (5.2%)
  SLM Corporation (b)                                  81,479                3,191
Pharmaceuticals (7.2%)
  Amgen Inc. (a)                                       22,050                1,362
  Genentech, Inc. (a)                                  37,334                3,060
Residential Building Construction (2.3%)
  Lennar Corporation                                   15,376                1,412
Retail Trade (3.2%)
  Tiffany & Co.                                        41,896                1,987
Security & Commodity Brokers (3.3%)
  Merrill Lynch & Co., Inc.                            34,069                2,017
U.S. Government Agencies (3.1%)
  Fannie Mae                                           26,438                1,895
Variety Stores (2.6%)
  Wal-Mart Stores, Inc.                                26,682                1,573
                                                                         ---------
Total Common Stocks (cost: $47,590)                                         58,372
                                                                         ---------

                                                     Principal             Value
                                                     ---------           ---------
SECURITY LENDING COLLATERAL (8.2%)
Debt (7.2%)
Bank Notes (0.9%)
  Canadian Imperial Bank of Commerce
    1.12%, due 11/04/2003                              $  219             $    219
  Fleet National Bank
    1.06%, due 01/21/2004                                 307                  307
Euro Dollar Terms (4.0%)
  Bank of Montreal
    1.03%, due 11/13/2003                                 175                  175
    1.04%, due 11/14/2003                                 154                  154
  Bank of Nova Scotia (The)
    1.06%, due 11/12/2003                                  88                   88
  Bank of Scotland
    1.04%, due 11/14/2003                                 175                  175
  Citigroup Inc.
    1.08%, due 01/05/2004                                 263                  263

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                                IDEX Marsico Growth 3

IDEX Marsico Growth

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                      Principal         Value
                                                      ---------        --------
Euro Dollar Terms (continued)
  Credit Agricole Indosuez
    1.08%, due 01/06/2004                              $   193         $   193
  Den Danske Bank
    1.04%, due 11/10/2003                                   88              88
    1.08%, due 01/20/2004                                  263             263
  Royal Bank of Canada
    1.04%, due 11/24/2003                                  219             219
    1.06%, due 12/08/2003                                   88              88
  Royal Bank of Scotland G roup PLC (The)
    1.08%, due 01/15/2004                                  263             263
  SouthTrust Bank
    1.08%, due 01/16/2004                                  263             263
  Wells Fargo & Company
    1.04%, due 11/20/2003                                  263             263
Promissory Notes (0.5%)
  Goldman Sachs Group, Inc . (The)
    1.15%, due 11/03/2003                                  307             307

Repurchase Agreements (1.8 %) (c)
  Goldman Sachs Group, Inc . (The)
    1.10% Repurchase Agree ment dated
    10/31/2003 to be repur chased at $88
    on 11/03/2003                                      $    88         $    88
  Merrill Lynch & Co., Inc .
    1.10% Repurchase Agree ment dated
    10/31/2003 to be repur chased at $1,007
    on 11/03/2003                                       1,007           1,007

                                                       Shares          Value
                                                       -------        --------
Investment Companies (1.0%)
Money Market Funds (1.0%)
  Merrimac Cash Series Fund-
    Premium Class
    1-day yield of 0.97%                               613,546        $    613
                                                                      --------
Total Security Lending Collateral (cost: $5,036)                         5,036
                                                                      --------
Total Investment Securities (cost: $52,626)                           $ 63,408
                                                                      ========
SUMMARY:
  Investments, at value                                  103.4 %      $ 63,408
  Liabilities in excess of other assets                   (3.4)%        (2,106)
                                                       -------        --------
  Net assets                                             100.0 %      $ 61,302
                                                       =======        ========

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.

(b)  At October 31, 2003, all or a portion of this security is on loan (see Note
     1). The value at October 31, 2003, of all securities on loan is $4,853.

(c) Cash collateral for the Repurchase Agreements, valued at $1,118, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%-10.18% and 06/01/2004-12/31/2049, respectively.

DEFINITIONS:

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                             IDEX Marsico Growth 4

IDEX Marsico Growth

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $52,626)
     (including $4,853 of securities loaned)                      $ 63,408
  Cash                                                               3,598
  Receivables:
     Investment securities sold                                        839
     Shares of beneficial interest sold                                245
     Interest                                                            1
     Dividends                                                          56
  Other                                                                  8
                                                                  --------
                                                                    68,155
                                                                  --------
Liabilities:
  Investment securities purchased                                    1,563
  Accounts payable and accrued liabilities:
     Shares of beneficial interest redeemed                            115
     Management and advisory fees                                       52
     Distribution fees                                                  31
     Transfer agent fees                                                23
  Payable for securities on loan                                     5,036
  Other                                                                 33
                                                                  --------
                                                                     6,853
                                                                  --------
Net Assets                                                        $ 61,302
                                                                  ========
Net Assets Consist of:
  Shares of beneficial interest, unlimited shares authorized      $ 65,637
  Accumulated net investment income (loss)                              (1)
  Accumulated net realized gain (loss) from investment
     securities and foreign currency transactions                  (15,116)
  Net unrealized appreciation (depreciation) on investment
     securities                                                     10,782
                                                                  --------
Net Assets                                                        $ 61,302
                                                                  ========
Shares Outstanding:
  Class A                                                            3,810
  Class B                                                            2,273
  Class C                                                              264
  Class L                                                              138
  Class M                                                              450
Net Asset Value Per Share:
  Class A                                                         $   8.97
  Class B                                                             8.68
  Class C                                                             8.68
  Class L                                                             8.68
  Class M                                                             8.72
Maximum Offering Price Per Share (a):
  Class A                                                         $   9.49
  Class M                                                             8.81

(a) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, and L shares represents offering price. The redemption price for Classes B, L, and M shares equals net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the year ended October 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                                $     17
  Dividends                                                    360
  Income from loaned securities-net                              6
     Less withholding taxes on foreign dividends                (5)
                                                          --------
                                                               378
                                                          --------
Expenses:
  Management and advisory fees                                 389
  Transfer agent fees                                          146
  Printing and shareholder reports                              27
  Custody fees                                                  19
  Administration fees                                           33
  Legal fees                                                     2
  Auditing and accounting fees                                  19
  Trustees fees                                                  3
  Registration fees                                             64
  Other                                                          4
  Distribution and service fees:
     Class A                                                    98
     Class B                                                   147
     Class C                                                    21
     Class L                                                     4
     Class M                                                    29
                                                          --------
  Total expenses                                             1,005
  Less:
     Advisory fee waiver                                       (27)
                                                          --------
  Net expenses                                                 978
                                                          --------
Net Investment Income (Loss)                                  (600)
                                                          --------
Net Realized Gain (Loss) from:
  Investment securities                                     (8,235)
  Foreign currency transactions                                  2
                                                          --------
                                                            (8,233)
                                                          --------
Net Increase (Decrease) in Unrealized Appreciation
  (Depreciation) on:
  Investment securities                                     18,675
                                                          --------
Net Gain (Loss) on Investment Securities and Foreign
  Currency Transactions                                     10,442
                                                          --------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                              $  9,842
                                                          ========

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                             IDEX Marsico Growth 5

IDEX Marsico Growth

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                                   October 31,    October 31,
                                                      2003           2002
                                                   -----------    -----------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                      $   (600)      $   (346)
  Net realized gain (loss) from investment
     securities and foreign currency
     transactions                                     (8,233)        (4,975)
  Net unrealized appreciation
     (depreciation) on investment
     securities                                       18,675         (1,760)
                                                    --------       --------
                                                       9,842         (7,081)
                                                    --------       --------
Distributions to Shareholders:
  From net investment income:
     Class A                                               -              -
     Class B                                               -              -
     Class C                                               -              -
     Class L                                               -              -
     Class M                                               -              -
                                                    --------       --------
                                                           -              -
                                                    --------       --------
  From net realized gains:
     Class A                                               -              -
     Class B                                               -              -
     Class C                                               -              -
     Class L                                               -              -
     Class M                                               -              -
                                                    --------       --------
                                                           -              -
                                                    --------       --------
Capital Share Transactions:
  Proceeds from shares sold:
     Class A                                          32,721          7,433
     Class B                                           7,333          8,534
     Class C                                             990          1,391
     Class L                                           1,174              -
     Class M                                             800          2,713
                                                    --------       --------
                                                      43,018         20,071
                                                    --------       --------
  Dividends and distributions reinvested:
     Class A                                               -              -
     Class B                                               -              -
     Class C                                               -              -
     Class L                                               -              -
     Class M                                               -              -
                                                    --------       --------
                                                           -              -
                                                    --------       --------
  Cost of shares redeemed:
     Class A                                         (10,582)        (7,170)
     Class B                                          (4,304)        (5,885)
     Class C                                          (1,326)        (3,076)
     Class L                                             (94)             -
     Class M                                            (755)        (1,718)
                                                    --------       --------
                                                     (17,061)       (17,849)
                                                    --------       --------
                                                      25,957          2,222
                                                    --------       --------
Net increase (decrease) in net assets                 35,799         (4,859)
                                                    --------       --------
Net Assets:
  Beginning of year                                   25,503         30,362
                                                    --------       --------
  End of year                                       $ 61,302       $ 25,503
                                                    ========       ========
Accumulated Net Investment Income (Loss)            $     (1)      $     (1)
                                                    ========       ========

Share Activity:
  Shares issued:
     Class A                                           4,395            816
     Class B                                             935            963
     Class C                                             131            157
     Class L                                             153              -
     Class M                                             103            304
                                                    --------       --------
                                                       5,717          2,240
                                                    --------       --------
  Shares issued-reinvested from distributions:
     Class A                                               -              -
     Class B                                               -              -
     Class C                                               -              -
     Class L                                               -              -
     Class M                                               -              -
                                                    --------       --------
                                                           -              -
                                                    --------       --------
  Shares redeemed:
     Class A                                          (1,346)          (864)
     Class B                                            (582)          (733)
     Class C                                            (180)          (373)
     Class L                                             (15)             -
     Class M                                            (102)          (213)
                                                    --------       --------
                                                      (2,225)        (2,183)
                                                    --------       --------
Net increase (decrease) in shares
  outstanding                                          3,492             57
                                                    ========       ========

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                             IDEX Marsico Growth 6

IDEX Marsico Growth

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                        For a share of beneficial interest outstanding throughout each period
                       -------------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                     ------------------------------------------   -------------------------------------
                        Net Asset                                                                                         Net Asset
            For the       Value,         Net         Net Realized                  From Net    From Net                     Value,
            Period      Beginning     Investment    and Unrealized      Total     Investment   Realized       Total          End
         Ended (d)(g)   of Period   Income (Loss)     Gain (Loss)    Operations     Income       Gains    Distributions   of Period
------------------------------------------------------------------------------------------------------------------------------------
Class A   10/31/2003     $ 7.56       $ (0.08)         $  1.49       $  1.41        $   -      $      -     $      -       $ 8.97
          10/31/2002       9.10         (0.06)           (1.48)        (1.54)           -             -            -         7.56
          10/31/2001      12.54         (0.05)           (3.25)        (3.30)           -         (0.14)       (0.14)        9.10
          10/31/2000      11.40          0.02             1.15          1.17            -         (0.03)       (0.03)       12.54
          10/31/1999      10.00          0.03             1.37          1.40            -             -            -        11.40
------------------------------------------------------------------------------------------------------------------------------------
Class B   10/31/2003       7.36         (0.12)            1.44          1.32            -             -            -         8.68
          10/31/2002       8.92         (0.11)           (1.45)        (1.56)           -             -            -         7.36
          10/31/2001      12.41         (0.11)           (3.24)        (3.35)           -         (0.14)       (0.14)        8.92
          10/31/2000      11.35         (0.06)            1.15          1.09            -         (0.03)       (0.03)       12.41
          10/31/1999      10.00         (0.02)            1.37          1.35            -             -            -        11.35
------------------------------------------------------------------------------------------------------------------------------------
Class C   10/31/2003       7.36         (0.12)            1.44          1.32            -             -            -         8.68
          10/31/2002       8.92         (0.12)           (1.44)        (1.56)           -             -            -         7.36
          10/31/2001      12.41         (0.12)           (3.23)        (3.35)           -         (0.14)       (0.14)        8.92
          10/31/2000      11.35         (0.06)            1.15          1.09            -         (0.03)       (0.03)       12.41
------------------------------------------------------------------------------------------------------------------------------------
Class L   10/31/2003       7.18         (0.12)            1.62          1.50            -             -            -         8.68
------------------------------------------------------------------------------------------------------------------------------------
Class M   10/31/2003       7.39         (0.11)            1.44          1.33            -             -            -         8.72
          10/31/2002       8.95         (0.11)           (1.45)        (1.56)           -             -            -         7.39
          10/31/2001      12.43         (0.11)           (3.23)        (3.34)           -         (0.14)       (0.14)        8.95
          10/31/2000      11.36         (0.05)            1.15          1.10            -         (0.03)       (0.03)       12.43
          10/31/1999      10.00         (0.01)            1.37          1.36            -             -            -        11.36
------------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                        -----------------------------------------------------------------------
                                                           Ratio of Expenses
                                         Net Assets,           to Average          Net Investment
             For the                        End of           Net Assets (a)         Income (Loss)     Portfolio
             Period          Total          Period      -----------------------      to Average       Turnover
            Ended (g)     Return (c)       (000's)       Net (e)     Total (f)     Net Assets (a)     Rate (b)
---------------------------------------------------------------------------------------------------------------
Class A   10/31/2003         18.65%        $ 34,167        1.75%        1.80%           (0.97)%          129%
          10/31/2002        (16.88)           5,752        1.73         2.05            (0.56)            34
          10/31/2001        (26.63)           7,361        1.55         2.03            (0.43)            15
          10/31/2000         10.29            6,587        1.55         2.53            (0.47)            25
          10/31/1999         13.97            1,978        1.55         7.65            (0.55)            22
---------------------------------------------------------------------------------------------------------------
Class B   10/31/2003         17.93           19,723        2.40         2.45            (1.62)           129
          10/31/2002        (17.52)          14,130        2.38         2.70            (1.21)            34
          10/31/2001        (27.25)          15,081        2.20         2.68            (1.08)            15
          10/31/2000          9.54            7,908        2.20         3.18            (1.12)            25
          10/31/1999         13.54            2,261        2.20         8.30            (1.20)            22
---------------------------------------------------------------------------------------------------------------
Class C   10/31/2003         17.93            2,292        2.40         2.45            (1.62)           129
          10/31/2002        (17.52)           2,301        2.38         2.70            (1.21)            34
          10/31/2001        (27.25)           4,719        2.20         2.68            (1.08)            15
          10/31/2000          9.54            6,484        2.20         3.18            (1.12)            25
---------------------------------------------------------------------------------------------------------------
Class L   10/31/2003         20.89            1,200        2.40         2.46            (1.62)           129
---------------------------------------------------------------------------------------------------------------
Class M   10/31/2003         18.00            3,920        2.30         2.35            (1.52)           129
          10/31/2002        (17.43)           3,320        2.28         2.60            (1.11)            34
          10/31/2001        (27.15)           3,201        2.10         2.58            (0.98)            15
          10/31/2000          9.65            2,976        2.10         3.08            (1.02)            25
          10/31/1999         13.61              748        2.10         8.20            (1.10)            22
---------------------------------------------------------------------------------------------------------------

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                             IDEX Marsico Growth 7

IDEX Marsico Growth

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ended 10/31/2001, 10/31/2002, and 10/31/2003.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) IDEX Marsico Growth ("the Fund") commenced operations on March 1, 1999. The inception date for the Fund's offering of share classes C and L are as follows:
        Class C - November 1, 1999
        Class L - November 11, 2002

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                             IDEX Marsico Growth 8

IDEX Marsico Growth

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At October 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

IDEX Mutual Funds is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX Marsico Growth ("the Fund"), part of IDEX Mutual Funds, began operations on March 1, 1999. On November 1, 2002, the Fund changed its name from IDEX Goldman Sachs Growth to IDEX Marsico Growth and Banc of America Capital Management, LLC replaced Goldman Sachs Asset Management as sub-adviser to the Fund.

In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers five classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. Effective November 11, 2002, Class C and M shares were closed to new investors. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or are valued at amortized cost, which approximates market.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Trustees and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2003, was paying an interest rate of 0.75%.

Directed brokerage: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which IDEX Mutual Funds has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within IDEX Mutual Funds, or by any other party. Directed commissions during the year ended October 31, 2003, of $23 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $2 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are included in Investment securities at value on the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required at all times to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

IDEX Mutual Funds                                             Annual Report 2003

                             IDEX Marsico Growth 9

IDEX Marsico Growth

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

Income from securities lending is included in the Statement of Operations. The amounts of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (ie: through the assets allocation funds)

                                             Net         % of
                                           Assets     Net Assets
                                          --------   -----------
IDEX Asset Allocation Moderate Growth     13,527          22%
IDEX Asset Allocation Moderate            10,763          18%
                                                         ---
                                                          40%

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following stated break points from November 1, 2002 to February 28, 2003:

    0.80% of the first $250 million ANA
    0.75% of the next $250 million of ANA
    0.70% of the next $500 million of ANA
    0.60% of ANA over $1 billion

From March 1, 2003 on:

    0.80% of the first $500 million of ANA
    0.70% of ANA over $500 million of ANA

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    1.40% Expense Limit

If total fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

                    Advisory Fee       Available for
                       Waived        Recapture Through
                   --------------   ------------------
Fiscal Year 2003   27               10/31/2006

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The 12b-1 fee for the Fund is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Class A          0.35%
  Class B          1.00%
  Class C          1.00%
  Class L          1.00%
  Class M          0.90%

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, L, M and certain A share redemptions. For the year ended October 31, 2003, the underwriter commissions were as follows:

IDEX Mutual Funds                                             Annual Report 2003

                             IDEX Marsico Growth 10

IDEX Marsico Growth

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

     Received by Underwriter    $ 64
     Retained by Underwriter       8
     Contingent Sales Charges     70

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Transfer agent fees: The Fund incurs ATIS annual per-account charges (not in thousands) of $20.00 for each open shareholder account and $1.63 for each closed account maintained, and certain out of pocket expenses.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any IDEX Fund. At October 31, 2003, the value of invested plan amounts was $1. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2003, were as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 78,030
  U.S. Government                                       1,186
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                  55,946
  U.S. Government                                         676



NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Shares of beneficial interest, unlimited
       shares authorized                          $ (603)
     Accumulated net investment income (loss)        600
     Accumulated net realized gain (loss) from
       investment securities                           3

The tax basis components of distributable earnings as of October 31, 2003, are as follows:

     Undistributed Ordinary Income                  $       -
                                                    =========
     Undistributed Long-term Capital Gains          $       -
                                                    =========
     Capital Loss Carryforward                      $ (14,933)
                                                    =========
     Net Unrealized Appreciation (Depreciation)     $  10,600
                                                    =========

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

 Capital Loss
 Carryforward   Available through
-------------- ------------------
$   1,802       October 31, 2009
    4,581       October 31, 2010
    8,550       October 31, 2011

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2003, are as follows:

     Federal Tax Cost Basis                         $  52,808
                                                    =========
     Unrealized Appreciation                        $  10,934
     Unrealized (Depreciation)                           (334)
                                                    ---------
     Net Unrealized Appreciation (Depreciation)     $  10,600
                                                    =========


IDEX Mutual Funds                                             Annual Report 2003

                             IDEX Marsico Growth 11

--------------------------------------------------------------------------------

              Report of Independent Certified Public Accountants

To the Board of Trustees and Shareholders of IDEX Marsico Growth

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of IDEX Marsico Growth (the "Fund") (one of the portfolios constituting the IDEX Mutual Funds) at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
December 18, 2003


IDEX Mutual Funds                                             Annual Report 2003

                             IDEX Marsico Growth 12

IDEX PBHG Mid Cap Growth

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

Despite mixed results in the first several months of the fiscal year, the broad stock market posted strong gains for most of the period in response to an improving economic outlook and better corporate earnings. Throughout most of the fiscal year, investors appeared to favor more cyclical stocks or those companies expected to benefit most from the economic rebound. As a result, technology stocks, along with smaller company issues, again captured investors' attention throughout much of the most recent months of the fiscal year.

PERFORMANCE

For the year ended October 31, 2003, IDEX PBHG Mid Cap Growth returned 25.07%. By comparison its benchmark, the Russell MidCap Growth Index, returned 39.30%.

STRATEGY REVIEW

We underperformed the benchmark in technology for the twelve-month period, despite positive performance from many of our holdings in this sector. Although we were underweight in technology compared to the benchmark at the start of the period, we gradually increased our exposure and ended the year with an overweight position. Our improved conviction in many of our technology holdings is supported by the fact that the number of technology stocks in our top ten common stock holdings has increased from one to five. Companies such as Seagate Technology, Inc., Symantec Corporation and Marvell Technology Group Ltd. represent our diversified technology holdings in storage, software, and semiconductors, respectively.

Health care also negatively impacted the portfolio's performance despite strong performances by a few holdings. Specifically, investments in HMO's and PBM's (prescription benefit management companies) experienced negative investor sentiment despite stable underlying trends. Our exposure in health care was reduced substantially during the period as we trimmed or eliminated a number of large holdings where we felt the outlook had become less certain.

The greatest contribution to portfolio performance was made by the services sector. Handsome returns from the secondary education group, represented by Career Education Corporation and others, were supplemented by positive returns from Cognizant Technology Solutions Corporation, a company benefiting from the secular trend of outsourcing information technology (IT) services.

Our greatest challenge during the year was maintaining a focus on high quality companies. This proved challenging as increasingly optimistic investors began to revisit companies of lesser quality where evidence of an improving outlook for growth has yet to be seen. These companies are largely beneficiaries of an improved pricing environment rather than increased market penetration, product introductions, or leverage to high growth end markets.

/s/ Michael S. Sutton

Michael S. Sutton, CFA

/s/ Peter J. Niedland

Peter J. Niedland, CFA
Co-Fund Managers,
Pilgrim Baxter & Associates, Ltd.


IDEX Mutual Funds                                             Annual Report 2003

                           IDEX PBHG Mid Cap Growth 1

IDEX PBHG Mid Cap Growth

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Growth of $10,000
Inception of 3/1/99 through 10/31/03
Investment less sales charges - $9,452

[The following table was depicted as a mountain chart in the printed material.]

    DATE                  Class A          Russell MCG
------------------    ----------------     -----------
     3/1/1999               9,452            10,000
    3/31/1999              10,302            10,557
    6/30/1999              12,156            11,657
    9/30/1999              12,840            11,073
   12/31/1999              19,002            15,444
    3/31/2000              21,623            18,706
    6/30/2000              22,511            17,321
    9/30/2000              23,940            17,758
   12/31/2000              15,716            13,630
    3/31/2001               9,795            10,211
    6/30/2001              11,792            11,863
    9/30/2001               8,366             8,565
   12/31/2001               9,846            10,883
    3/31/2002               9,199            10,691
    6/30/2002               8,210             8,739
    9/30/2002               6,873             7,238
   12/31/2002               6,844             7,901
    3/31/2003               6,662             7,899
    6/30/2003               7,652             9,381
    9/30/2003               8,162            10,053
   10/31/2003               8,874            10,863

Average Annual Total Return for Periods Ended 10/31/03
--------------------------------------------------------------------------------

                                    From       Inception
                     1 year      Inception       Date
                  -----------   -----------   ----------
Class A (NAV)         25.07%        -1.34%       3/1/99
Class A (POP)         18.19%        -2.53%       3/1/99
Russell MCG(1)        39.30%         1.79%       3/1/99
---------------       -----       -------        ------
Class B (NAV)         24.27%        -2.09%       3/1/99
Class B (POP)         19.27%        -2.30%       3/1/99
---------------       -----       -------        ------
Class C (NAV)         24.27%       -11.48%      11/1/99
---------------       -----       -------       -------
Class L (NAV)             -         28.02%     11/11/02
Class L (POP)             -         26.02%     11/11/02
---------------       -----       -------      --------
Class M (NAV)         24.44%        -1.97%       3/1/99
Class M (POP)         22.20%        -2.18%       3/1/99
---------------       -----       -------      --------

NOTES

(1) The Russell Mid Cap Growth (Russell MCG) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
     Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares, (2% in the 1st year and 1% in the 2nd year) for Class L shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Class C and M shares are not available to new investors.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.


IDEX Mutual Funds                                             Annual Report 2003

                           IDEX PBHG Mid Cap Growth 2

IDEX PBHG Mid Cap Growth

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts except share amounts in thousands)

                                                        Shares               Value
                                                     -----------          -----------
COMMON STOCKS (98.3%)
Apparel & Accessory Stores (4.6%)
  Chico's FAS, Inc. (a)(b)                               23,000             $    863
  Christopher & Banks Corporation                        24,000                  701
  Hot Topic, Inc. (a)(b)                                 15,500                  445
  Pacific Sunwear of California, Inc. (a)(b)             25,500                  589
  Ross Stores, Inc.                                      10,000                  500
Automotive Dealers & Service Stations (1.1%)
  O'Reilly Automotive, Inc. (a)                          17,500                  758
Business Services (1.1%)
  Ask Jeeves, Inc. (a)(b)                                20,000                  383
  eBay Inc. (a)                                             630                   35
  Fair, Isaac and Company, Incorporated                   4,500                  287
  Getty Images, Inc. (a)                                    400                   18
Communications Equipment (1.0%)
  ADTRAN, Inc.                                           10,000                  680
  Nokia Oyj-ADR                                             800                   14
  QUALCOMM Incorporated                                     300                   14
Computer & Data Processing Services (17.0%)
  Adobe Systems Incorporated                             38,500                1,688
  Anteon International Corporation (a)(b)                18,000                  615
  CACI International Inc.-Class A (a)                    14,000                  693
  Citrix Systems, Inc. (a)                               18,000                  455
  Cognizant Technology Solutions
    Corporation (a)                                      28,500                1,294
  Cognos Incorporated (a)                                37,000                1,275
  Fiserv, Inc. (a)                                       14,500                  512
  Microsoft Corporation                                   1,800                   47
  Network Associates, Inc. (a)                           27,500                  383
  Oracle Corporation (a)                                  2,400                   29
  PeopleSoft, Inc. (a)                                   65,000                1,349
  Siebel Systems, Inc. (a)                               44,000                  554
  Symantec Corporation (a)                               28,000                1,866
  Take-Two Interactive Software, Inc. (a)(b)             16,000                  633
  Yahoo! Inc. (a)                                         3,600                  157
Computer & Office Equipment (7.0%)
  Cisco Systems, Inc. (a)                                 4,400                   92
  Cray Inc. (a)                                         101,900                1,326
  Dell Computer Corporation (a)                           1,000                   36
  Emulex Corporation (a)(b)                              31,200                  884
  Foundry Networks, Inc. (a)                             39,000                  907
  Network Appliance, Inc. (a)(b)                         32,500                  802
  SanDisk Corporation (a)(b)                              8,500                  685
Construction (1.5%)
  Chicago Bridge & Iron Company NV-NY Shares             20,500                  559
  Jacobs Engineering Group Inc. (a)                      10,500                  486

                                                        Shares               Value
                                                     -----------          -----------
Drug Stores & Proprietary Stores (1.3%)
  Omnicare, Inc.                                         22,500             $    863
Educational Services (6.7%)
  Apollo Group, Inc.-Class A (a)                          5,100                  324
  Career Education Corporation (a)                       34,964                1,872
  Corinthian Colleges, Inc. (a)                          23,401                1,449
  University of Phoenix Online (a)                       13,700                  942
Electronic & Other Electric Equipment (0.3%)
  Wilson Greatbatch Technologies, Inc. (a)                5,600                  211
Electronic Components & Accessories (15.7%)
  AMIS Holdings, Inc. (a)                                27,900                  562
  Broadcom Corporation-Class A (a)(b)                    38,400                1,227
  Cypress Semiconductor Corporation (a)(b)               34,000                  730
  Intersil Corporation-Class A                           20,500                  529
  Jabil Circuit, Inc. (a)                                22,000                  613
  Linear Technology Corporation                          18,000                  767
  Marvell Technology Group Ltd. (a)(b)                   36,000                1,579
  Maxim Integrated Products                               6,500                  323
  Microchip Technology Incorporated                      26,500                  867
  OmniVision Technologies, Inc. (a)(b)                   10,000                  568
  QLogic Corporation (a)(b)                              22,900                1,284
  Silicon Laboratories Inc. (a)                          18,000                  972
  Vishay Intertechnology, Inc. (a)                       33,500                  628
Environmental Services (1.0%)
  Stericycle, Inc. (a)                                   15,300                  707
Furniture & Home Furnishings Stores (2.3%)
  Cost Plus, Inc. (a)                                    18,500                  849
  Williams-Sonoma, Inc. (a)                              20,500                  724
Health Services (3.3%)
  Caremark Rx, Inc. (a)(b)                               12,200                  306
  Lincare Holdings Inc. (a)                              16,500                  643
  Odyssey HealthCare, Inc. (a)                           23,650                  656
  Select Medical Corporation (a)                         19,000                  638
Industrial Machinery & Equipment (4.1%)
  FMC Technologies, Inc. (a)                             21,300                  428
  Lam Research Corporation (a)(b)                        21,500                  618
  Varian Semiconductor Equipment
    Associates, Inc. (a)                                 16,000                  774
  Zebra Technologies Corporation-Class A (a)             16,950                  965
Instruments & Related Products (1.9%)
  Avid Technology, Inc. (a)(b)                           15,000                  776
  Cognex Corporation                                     20,500                  550
Leather & Leather Products (1.7%)
  Coach, Inc. (a)                                        32,200                1,142

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                              IDEX PBHG Mid Cap Growth 3

IDEX PBHG Mid Cap Growth

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                Shares       Value
                                               --------    ---------
Management Services (2.5%)
  Corporate Executive Board Company
    (The) (a)(b)                                33,500     $ 1,709
Medical Instruments & Supplies (4.7%)
  DENTSPLY International Inc.                   15,200         672
  ResMed Inc. (a)(b)                            22,000         919
  Respironics, Inc. (a)                          9,100         379
  Varian Medical Systems, Inc. (a)              19,000       1,215
Pharmaceuticals (4.9%)
  American Pharmaceutical Partners, Inc. (a)(b)  5,250         128
  Celgene Corporation (a)                       19,500         813
  Invitrogen Corporation (a)                    11,500         731
  Martek Biosciences Corp. (a)(b)                5,000         242
  Medicines Company (The) (a)                    8,000         213
  Taro Pharmaceutical Industries Ltd. (a)       11,000         707
  Techne Corporation (a)                        15,000         522
Research & Testing Services (1.1%)
  Affymetrix, Inc. (a)(b)                       20,500         525
  Gen-Probe Incorporated (a)                     7,200         193
Restaurants (1.6%)
  Applebee's International, Inc.                17,500         656
  Cheesecake Factory Incorporated (The) (a)     11,500         459
Retail Trade (6.4%)
  Amazon.com, Inc. (a)                             200          11
  CDW Corporation                               16,000         961
  PETCO Animal Supplies, Inc. (a)               19,000         630
  PETsMART, Inc.                                20,500         525
  Schein (Henry), Inc. (a)                      11,500         714
  Staples, Inc. (a)(b)                          25,500         684
  Tiffany & Co. (b)                             18,000         854
Savings Institutions (2.1%)
  New York Community Bancorp, Inc. (b)          39,533       1,431
Variety Stores (2.4%)
  Dollar Tree Stores, Inc. (a)                  16,500         630
  Family Dollar Stores, Inc.                    22,800         994
Wholesale Trade Nondurable Goods (1.0%)
  Tractor Supply Company (a)                    16,200         679
                                                           -------
Total Common Stocks (cost: $53,832)                         66,896
                                                           -------



                                             Principal       Value
                                            -----------   -----------
SECURITY LENDING COLLATERAL (19.3%)
Debt (17.0%)
Bank Notes (2.0%)
  Canadian Imperial Bank of Commerce
    1.12%, due 11/04/2003                   $   570       $    570
  Fleet National Bank
    1.06%, due 01/21/2004                       799            799
Euro Dollar Terms (9.6%)
  Bank of Montreal
    1.03%, due 11/13/2003                       456            456
    1.04%, due 11/14/2003                       401            401
  Bank of Nova Scotia (The)
    1.06% due 11/14/203                         228            228
  Bank of Scotland
    1.04%, due 11/14/2003                       456            456
  Citigroup Inc.
    1.08%, due 01/05/2004                       685            685
  Credit Agricole Indosuez
    1.08%, due 01/06/2004                       502            502
  Den Danske Bank
    1.04%, due 11/10/2003                       228            228
    1.08%, due 01/20/2004                       684            684
  Royal Bank of Canada
    1.04%, due 11/24/2003                       570            570
    1.06%, due 12/08/2003                       228            228
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/15/2004                       684            684
  SouthTrust Bank
    1.08%, due 01/16/2004                       684            684
  Wells Fargo & Company
    1.04%, due 11/20/2003                       684            684
Promissory Notes (1.2%)
  Goldman Sachs Group, Inc. (The)
    1.15%, due 11/03/2003                       799            799
Repurchase Agreements (4.2%)(c)
  Goldman Sachs Group, Inc. (The)
    1.10% Repurchase Agreement
    dated 10/31/2003 to be repurchased
    at $228 on 11/03/2003                       228            228
  Merrill Lynch & Co., Inc.
    1.10% Repurchase Agreement
    dated 10/31/2003 to be repurchased
    at $2,624 on 11/03/2003                   2,624          2,624

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                           IDEX PBHG Mid Cap Growth 4

IDEX PBHG Mid Cap Growth

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                        Shares           Value
                                                    --------------   ------------
Investment Companies (2.3%)
Money Market Funds (2.3%)
  Merrimac Cash Series Fund-
    Premium Class
    1-day yield of 0.97%                               1,596,848      $   1,597
                                                                      ---------
Total Security Lending Collateral (cost: $13,107)                        13,107
                                                                      ---------
Total Investment Securities (cost: $66,939)                           $  80,003
                                                                      =========
SUMMARY:
  Investments, at value                                   117.6 %     $  80,003
  Liabilities in excess of other assets                   (17.6)%       (11,971)
                                                       ---------      ---------
  Net assets                                              100.0 %     $  68,032
                                                       =========      =========


NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.

(b)  At October 31, 2003, all or a portion of this security is on loan (see Note
     1). The value at October 31, 2003, of all securities on loan is $12,679.

(c) Cash collateral for the Repurchase Agreements, valued at $2,909, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%-10.18% and 06/01/2004-12/31/2049, respectively.

DEFINITIONS:

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                           IDEX PBHG Mid Cap Growth 5

IDEX PBHG Mid Cap Growth

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $66,939)
     (including $12,679 of securities loaned)                     $  80,003
  Cash                                                                7,547
  Receivables:
     Investment securities sold                                       1,086
     Shares of beneficial interest sold                                 103
     Interest                                                             1
     Dividends                                                            3
  Due from investment adviser                                            39
  Other                                                                  17
                                                                  ---------
                                                                     88,799
                                                                  ---------
Liabilities:
  Investment securities purchased                                     7,309
  Accounts payable and accrued liabilities:
     Shares of beneficial interest redeemed                              63
     Distribution fees                                                   44
     Transfer agent fees                                                115
  Payable for securities on loan                                     13,107
  Other                                                                 129
                                                                  ---------
                                                                     20,767
                                                                  ---------
Net Assets                                                        $  68,032
                                                                  =========
Net Assets Consist of:
  Shares of beneficial interest, unlimited shares authorized      $ 172,178
  Accumulated net investment income (loss)                               (4)
  Accumulated net realized gain (loss) from investment
     securities                                                    (117,206)
  Net unrealized appreciation (depreciation) on
     investment securities                                           13,064
                                                                  ---------
Net Assets                                                        $  68,032
                                                                  =========
Shares Outstanding:
  Class A                                                             2,439
  Class B                                                             3,700
  Class C                                                               785
  Class L                                                                98
  Class M                                                               522
Net Asset Value Per Share:
  Class A                                                         $    9.23
  Class B                                                              8.91
  Class C                                                              8.91
  Class L                                                              8.91
  Class M                                                              8.96
Maximum Offering Price Per Share (a):
  Class A                                                         $    9.77
  Class M                                                              9.05

(a) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, and L shares represents offering price. The redemption price for Classes B, L, and M shares equals net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the year ended October 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                             $     12
  Dividends                                                  68
  Income from loaned securities-net                          31
                                                       --------
                                                            111
                                                       --------
Expenses:
  Management and advisory fees                              440
  Transfer agent fees                                       813
  Printing and shareholder reports                          114
  Custody fees                                               29
  Administration fees                                        27
  Legal fees                                                  3
  Auditing and accounting fees                               59
  Trustees fees                                               4
  Registration fees                                         149
  Other                                                      24
  Distribution and service fees:
     Class A                                                 66
     Class B                                                266
     Class C                                                 59
     Class L                                                  2
     Class M                                                 32
                                                       --------
  Total expenses                                          2,087
  Less:
     Advisory fee waiver and reimbursements                (893)
                                                       --------
  Net expenses                                            1,194
                                                       --------
Net Investment Income (Loss)                             (1,083)
                                                       --------
Net Realized and Unrealized Gain (Loss):
  Realized gain (loss) from investment securities         3,990
  Increase (decrease) in unrealized appreciation
     (depreciation) on investment securities             11,464
                                                       --------
Net Gain (Loss) on Investment Securities                 15,454
                                                       --------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                           $ 14,371
                                                       ========

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                           IDEX PBHG Mid Cap Growth 6

IDEX PBHG Mid Cap Growth

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                                   October 31,    October 31,
                                                      2003           2002
                                                   -----------    -----------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                      $ (1,083)      $ (1,304)
  Net realized gain (loss) from investment
     securities                                        3,990        (16,341)
  Net unrealized appreciation
     (depreciation) on investment
     securities                                       11,464          4,123
                                                    --------       --------
                                                      14,371        (13,522)
                                                    --------       --------
Distributions to Shareholders:
  From net investment income:
     Class A                                               -              -
     Class B                                               -              -
     Class C                                               -              -
     Class L                                               -              -
     Class M                                               -              -
                                                    --------       --------
                                                           -              -
                                                    --------       --------
  From net realized gains:
     Class A                                               -              -
     Class B                                               -              -
     Class C                                               -              -
     Class L                                               -              -
     Class M                                               -              -
                                                    --------       --------
                                                           -              -
                                                    --------       --------
Capital Share Transactions:
  Proceeds from shares sold:
     Class A                                               -         10,716
     Class B                                             848          5,413
     Class C                                           4,119          3,175
     Class L                                             736              -
     Class M                                           4,853          1,464
                                                    --------       --------
                                                      10,556         20,768
                                                    --------       --------
  Dividends and distributions reinvested:
     Class A                                               -              -
     Class B                                               -              -
     Class C                                               -              -
     Class L                                               -              -
     Class M                                               -              -
                                                    --------       --------
                                                           -              -
                                                    --------       --------
  Proceeds from fund acquisition:
     Class A                                           4,698              -
     Class B                                           7,930              -
     Class C                                           2,171              -
     Class L                                              20              -
     Class M                                           1,054              -
                                                    --------       --------
                                                      15,873              -
                                                    --------       --------
  Cost of shares redeemed:
     Class A                                          (8,056)       (13,492)
     Class B                                          (6,900)       (10,908)
     Class C                                          (3,509)        (4,987)
     Class L                                             (26)             -
     Class M                                          (1,200)        (3,002)
                                                    --------       --------
                                                     (19,691)       (32,389)
                                                    --------       --------
                                                       6,738        (11,621)
                                                    --------       --------

Net increase (decrease) in net assets               $ 21,109       $(25,143)
                                                    --------       --------
Net Assets:
  Beginning of year                                   46,923         72,066
                                                    --------       --------
  End of year                                       $ 68,032       $ 46,923
                                                    ========       ========
Accumulated Net Investment Income (Loss)            $    115       $     (3)
                                                    ========       ========
Share Activity:
  Shares issued:
     Class A                                               -          1,183
     Class B                                             373            602
     Class C                                             203            356
     Class L                                              98              -
     Class M                                             101            179
                                                    --------       --------
                                                         775          2,320
                                                    --------       --------
  Shares issued on fund acquisition:
     Class A                                             682              -
     Class B                                           1,187              -
     Class C                                             325              -
     Class L                                               3              -
     Class M                                             158              -
                                                    --------       --------
                                                       2,355              -
                                                    --------       --------
  Shares issued-reinvested from distributions:
     Class A                                               -              -
     Class B                                               -              -
     Class C                                               -              -
     Class L                                               -              -
     Class M                                               -              -
                                                    --------       --------
                                                           -              -
                                                    --------       --------
  Shares redeemed:
     Class A                                            (486)        (1,533)
     Class B                                            (939)        (1,282)
     Class C                                            (472)          (577)
     Class L                                              (3)             -
     Class M                                            (162)          (360)
                                                    --------       --------
                                                      (2,062)        (3,752)
                                                    --------       --------
Net increase (decrease) in shares
  outstanding                                          1,068         (1,432)
                                                    ========       ========

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                           IDEX PBHG Mid Cap Growth 7

IDEX PBHG Mid Cap Growth

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                       For a share of beneficial interest outstanding throughout each period
                       ------------------------------------------------------------------------------------------------------------
                                               Investment Operations                         Distributions
                                    -------------------------------------------  -------------------------------------
                        Net Asset                                                                                        Net Asset
            For the       Value,         Net         Net Realized                 From Net    From Net                     Value,
            Period      Beginning     Investment    and Unrealized      Total    Investment   Realized       Total          End
         Ended (d)(g)   of Period   Income (Loss)     Gain (Loss)    Operations    Income       Gains    Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Class A   10/31/2003      $ 7.38       $(0.12)         $  1.97        $  1.85        $ -      $      -     $      -      $   9.23
          10/31/2002        9.24        (0.14)           (1.72)         (1.86)         -             -            -          7.38
          10/31/2001       20.94        (0.12)          (11.58)        (11.70)         -             -            -          9.24
          10/31/2000       14.80        (0.02)            6.47           6.45          -         (0.31)       (0.31)        20.94
          10/31/1999       10.00         0.02             4.78           4.80          -             -            -         14.80
-----------------------------------------------------------------------------------------------------------------------------------
Class B   10/31/2003        7.17        (0.17)            1.91           1.74          -             -            -          8.91
          10/31/2002        9.05        (0.19)           (1.69)         (1.88)         -             -            -          7.17
          10/31/2001       20.76        (0.21)          (11.50)        (11.71)         -             -            -          9.05
          10/31/2000       14.76        (0.16)            6.47           6.31          -         (0.31)       (0.31)        20.76
          10/31/1999       10.00        (0.02)            4.78           4.76          -             -            -         14.76
-----------------------------------------------------------------------------------------------------------------------------------
Class C   10/31/2003        7.17        (0.17)            1.91           1.74          -             -            -          8.91
          10/31/2002        9.05        (0.19)           (1.69)         (1.88)         -             -            -          7.17
          10/31/2001       20.76        (0.22)          (11.49)        (11.71)         -             -            -          9.05
          10/31/2000       14.76        (0.16)            6.47           6.31          -         (0.31)       (0.31)        20.76
-----------------------------------------------------------------------------------------------------------------------------------
Class L   10/31/2003        6.96        (0.18)            2.13           1.95          -             -            -          8.91
-----------------------------------------------------------------------------------------------------------------------------------
Class M   10/31/2003        7.20        (0.16)            1.92           1.76          -             -            -          8.96
          10/31/2002        9.08        (0.18)           (1.70)         (1.88)         -             -            -          7.20
          10/31/2001       20.79        (0.20)          (11.51)        (11.71)         -             -            -          9.08
          10/31/2000       14.77        (0.14)            6.47           6.33          -         (0.31)       (0.31)        20.79
          10/31/1999       10.00        (0.01)            4.78           4.77          -             -            -         14.77
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                        -----------------------------------------------------------------------
                                                           Ratio of Expenses
                                         Net Assets,           to Average          Net Investment
             For the                        End of           Net Assets (a)         Income (Loss)     Portfolio
             Period          Total          Period      -----------------------      to Average       Turnover
            Ended (g)     Return (c)       (000's)       Net (e)     Total (f)     Net Assets (a)     Rate (b)
---------------------------------------------------------------------------------------------------------------
Class A   10/31/2003         25.07%        $ 22,508        1.75%        3.38%           (1.55)%          229%
          10/31/2002        (20.11)          16,555        1.73         2.75            (1.51)           176
          10/31/2001        (55.87)          23,952        1.55         2.12            (0.91)           172
          10/31/2000         43.78           48,842        1.55         2.06            (0.80)           129
          10/31/1999         48.06            2,571        1.55         6.95            (0.88)           151
---------------------------------------------------------------------------------------------------------------
Class B   10/31/2003         24.27           32,976        2.40         4.03            (2.20)           229
          10/31/2002        (20.78)          22,081        2.38         3.40            (2.16)           176
          10/31/2001        (56.42)          34,017        2.20         2.77            (1.56)           172
          10/31/2000         43.07           68,184        2.20         2.71            (1.45)           129
          10/31/1999         47.63            2,875        2.20         7.60            (1.53)           151
---------------------------------------------------------------------------------------------------------------
Class C   10/31/2003         24.27            7,000        2.40         4.03            (2.20)           229
          10/31/2002        (20.78)           5,226        2.38         3.40            (2.16)           176
          10/31/2001        (56.42)           8,595        2.20         2.77            (1.56)           172
          10/31/2000         43.07           16,972        2.20         2.71            (1.45)           129
---------------------------------------------------------------------------------------------------------------
Class L   10/31/2003         28.02              871        2.40         4.03            (2.20)           229
---------------------------------------------------------------------------------------------------------------
Class M   10/31/2003         24.44            4,677        2.30         3.93            (2.10)           229
          10/31/2002        (20.69)           3,061        2.28         3.30            (2.06)           176
          10/31/2001        (56.33)           5,502        2.10         2.67            (1.46)           172
          10/31/2000         43.17           14,734        2.10         2.61            (1.35)           129
          10/31/1999         47.70            1,016        2.10         7.50            (1.43)           151
---------------------------------------------------------------------------------------------------------------

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                           IDEX PBHG Mid Cap Growth 8

IDEX PBHG Mid Cap Growth

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ended 10/31/2001, 10/31/2002, and 10/31/2003.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) IDEX PBHG Mid Cap Growth ("the Fund") commenced operations on March 1, 1999. The inception date for the Fund's offering of share classes C and L are as follows:
        Class C - November 1, 1999
        Class L - November 11, 2002

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                           IDEX PBHG Mid Cap Growth 9

IDEX PBHG Mid Cap Growth

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At October 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

IDEX Mutual Funds is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX PBHG Mid Cap Growth ("the Fund"), part of IDEX Mutual Funds, began operations on March 1, 1999.

On March 1, 2003, the Fund acquired all the net assets of IDEX Munder Net50 and IDEX PBHG Technology & Communications pursuant to a plan of reorganization approved by shareholders of IDEX Munder Net50 and IDEX PBHG Technology & Communications on February 12, 2003. The acquisition was accomplished by a tax-free exchange of 2,355 shares of the Fund for the 332 shares of IDEX Munder Net50 and for the 16,322 shares of IDEX PBHG Technology & Communications outstanding on February 28, 2003. IDEX Munder Net50 and IDEX PBHG Technology & Communications' net assets at that date ($934 and $14,939, respectively), including ($38 and $325, respectively) unrealized depreciation, were combined with those of the Fund. Proceeds in connection with the acquisitions were as follows:

IDEX Munder Net50:

             Shares     Amount
            --------   -------
Proceeds in connection with the
acquisition
Class A        43      $ 294
Class B        64        428
Class C        23        150
Class L         1          9
Class M         8         53
                       -----
                       $ 934
                       =====

IDEX PBHG Technology & Communications:

             Shares       Amount
            --------   -----------
Proceeds in connection with the
acquisition
Class A       639      $  4,404
Class B     1,123         7,502
Class C       302         2,021
Class L         2            11
Class M       150         1,001
                       --------
                       $ 14,939
                       ========

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers five classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. Effective November 11, 2002, Class C and M shares were closed to new investors. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Trustees and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2003, was paying an interest rate of 0.75%.

Directed brokerage: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which IDEX Mutual Funds has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within IDEX Mutual Funds, or by any other party. Directed commissions during the year ended October 31, 2003, of $43 are included in net realized gains in the Statement of Operations.

IDEX Mutual Funds                                             Annual Report 2003

                          IDEX PBHG Mid Cap Growth 10

IDEX PBHG Mid Cap Growth

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $10 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are included in Investment securities at value on the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following stated break points:

    0.80% of the first $500 million of ANA
    0.70% of ANA over $500 million

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    1.40% Expense Limit

If total fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The 12b-1 fee for the Fund is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Class A          0.35%
  Class B          1.00%
  Class C          1.00%
  Class L          1.00%
  Class M          0.90%

IDEX Mutual Funds                                             Annual Report 2003

                          IDEX PBHG Mid Cap Growth 11

IDEX PBHG Mid Cap Growth

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, L, M and certain A share redemptions. For the year ended October 31, 2003, the underwriter commissions were as follows:

     Received by Underwriter    $  79
     Retained by Underwriter        7
     Contingent Sales Charges     114

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Transfer agent fees: The Fund incurs ATIS annual per-account charges (not in thousands) of $20.00 for each open shareholder account and $1.63 for each closed account maintained, and certain out of pocket expenses.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any IDEX Fund. At October 31, 2003, the value of invested plan amounts was $3. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2003, were as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 119,005
  U.S. Government                                            -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                  124,377
  U.S. Government                                            -



NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Shares of beneficial interest, unlimited shares
      authorized                                        $ 5,435
     Accumulated net investment income (loss)             1,082
     Accumulated net realized gain (loss) from
      investment securities                              (6,517)

The tax basis components of distributable earnings as of October 31, 2003, are as follows:

     Undistributed Ordinary Income                  $         -
                                                    ===========
     Undistributed Long-term Capital Gains          $         -
                                                    ===========
     Capital Loss Carryforward                      $  (116,005)
                                                    ===========
     Net Unrealized Appreciation (Depreciation)     $    11,864
                                                    ===========

The capital loss carryforward utilized as of October 31, 2003 was $3,532. The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

 Capital Loss
 Carryforward     Available through
--------------   ------------------
 $  96,985        October 31, 2009
    19,020        October 31, 2011

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2003, are as follows:

     Federal Tax Cost Basis                         $ 68,139
                                                    ========
     Unrealized Appreciation                        $ 12,688
     Unrealized (Depreciation)                          (824)
                                                    --------
     Net Unrealized Appreciation (Depreciation)     $ 11,864
                                                    ========



IDEX Mutual Funds                                             Annual Report 2003

                          IDEX PBHG Mid Cap Growth 12

--------------------------------------------------------------------------------

              Report of Independent Certified Public Accountants

To the Board of Trustees and Shareholders of IDEX PBHG Mid Cap Growth

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of IDEX PBHG Mid Cap Growth (the "Fund") (one of the portfolios constituting the IDEX Mutual Funds) at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
December 18, 2003


IDEX Mutual Funds                                             Annual Report 2003

                          IDEX PBHG Mid Cap Growth 13

IDEX PIMCO Real Return TIPS

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

Investors' risk appetites began to revive in 2003, calming the financial market turmoil that produced a flight to safe assets, especially Treasuries, in the prior year. The return to normalcy came amid heightened confidence that U.S. and, to a lesser extent, European policymakers would protect the global economy against the risks of deflation.

Accommodative monetary policy by both the Federal Reserve Board ("Fed") and the European Central Bank, along with tax cuts and rising defense spending encouraged investors to begin to move into riskier assets that have higher potential returns.

Most investment grade bonds lost ground early in the third quarter of 2003 because of a sharp rise in interest rates in July, the worst month in the U.S. Government bond market in more than 23 years. The trigger for the sell-off was a suggestion by the Fed that it was less inclined to pursue a so-called "unconventional" approach to reflating the economy than it had previously led investors to believe. Despite the treasury sell-off, Treasury Inflation-Indexed Securities ("TIPS") posted gains during this period, outperforming nominal treasuries. Yields on the 10-year TIPS rose 61 basis points during July compared to 99 basis points for comparable treasuries. Breakeven inflation (the difference between nominal Treasury and TIPS yields) rose 38 basis points during July, signaling higher inflation expectations.

Rising inflation expectations tend to increase investor demand for TIPS and helped support TIPS versus nominal bonds during the volatile third quarter. The trend of higher breakeven inflation rates continued during August, but slackened during September due to faster productivity growth and labor market weakness.

Higher inflation expectations were driven by many factors. Continued fiscal and monetary stimulus and a weaker dollar, especially relative to the yen, fueled concerns about higher prices.

PERFORMANCE

From inception March 1, 2003 through October 31, 2003, IDEX PIMCO Real Return TIPS returned 2.09%. By comparison its benchmark, the Lehman Brothers Global Real U.S. TIPS Index ("TIPS Index"), returned 2.60%.

STRATEGY REVIEW

Our "total return" philosophy revolves around the principle of diversification. We believe that no single risk should dominate returns. By combining perspectives from both the portfolio level and the security level, we seek to consistently add value over time while incurring acceptable levels of portfolio risk.

Modest above-index duration for the fiscal year was positive for performance as real yields fell over this period. An overweight to short maturity TIPS was a significant positive as short-yields fell the most during the fiscal year.

/s/ John Brynjolfsson

John B. Brynjolfsson
Fund Manager
Pacific Investment Management Company LLC


IDEX Mutual Funds                                             Annual Report 2003

                         IDEX PIMCO Real Return TIPS 1

IDEX PIMCO Real Return TIPS

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Growth of $10,000
Inception of 3/1/03 through 10/31/03
Investment less sales charges - $9,525

[The following table was depicted as a mountain chart in the printed material.]

     DATE                 Class A           LBGR U.S. TIPS
------------------    ----------------      --------------
      3/1/2003             9,525               10,000
     3/31/2003             9,392                9,838
     6/30/2003             9,696               10,173
     9/30/2003             9,715               10,204
    10/31/2003             9,724               10,260

Average Annual Total Return for Periods Ended 10/31/03
--------------------------------------------------------------------------------

                        From       Inception
                     Inception       Date
                    -----------   ----------
Class A (NAV)           2.09%     3/1/03
Class A (POP)          -2.76%     3/1/03
LBGR U.S. TIPS(1)       2.60%     3/1/03
-----------------     ------      ------
Class B (NAV)           1.72%     3/1/03
Class B (POP)          -3.28%     3/1/03
-----------------     ------      ------
Class C (NAV)           1.72%     3/1/03
-----------------     ------      ------
Class L (NAV)           1.72%     3/1/03
Class L (POP)          -0.28%     3/1/03
-----------------     ------      ------
Class M (NAV)           1.75%     3/1/03
Class M (POP)          -0.27%     3/1/03
-----------------     ------      ------

NOTES

(1) The Lehman Brothers Global Real U.S. TIPS (LBGR U.S. TIPS) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares, (2% in the 1st year and 1% in the 2nd year) for Class L shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Class C and M shares are not available to new investors.

Investments in a "non-diversified" fund may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to great loss than investments in a diversified fund. In addition this fund invests in derivatives that are subject to the additional risks of inaccurate market predictions, illiquid markets, adverse tax consequences, and leveraging.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.


IDEX Mutual Funds                                             Annual Report 2003

                         IDEX PIMCO Real Return TIPS 2

IDEX PIMCO Real Return TIPS

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts except share amounts in thousands)

                                              Principal        Value
                                              ----------      --------
U.S. GOVERNMENT OBLIGATIONS (112.0%)
  U.S. Treasury Inflation Index
    3.38%, due 01/15/2007                     $    9,786      $ 10,672
    3.63%, due 01/15/2008                          6,855         7,617
    3.88%, due 01/15/2009                          5,515         6,238
    3.50%, due 01/15/2011                          1,909         2,151
    3.38%, due 01/15/2012                          1,927         2,165
    3.00%, due 07/15/2012                          4,928         5,392
    1.88%, due 07/15/2013                          3,015         3,007
    3.63%, due 04/15/2028                          2,282         2,763
    3.88%, due 04/15/2029                          7,006         8,873
                                                              --------
Total U.S. Government Obligations (cost: $48,833)               48,878
                                                              --------
CORPORATE DEBT SECURITIES (1.6%)
Business Credit Institutions (0.5%)
  Ford Motor Credit Company (c)
    1.95%, due 03/08/2004                            200           200
Electric Services (0.5%)
  Entergy Gulf States, Inc.-144A (c)
    2.04%, due 06/18/2007                            200           200
Insurance (0.6%)
  Residential Reinsurance, Ltd.-144A (c)
    6.09%, due 06/08/2006                            300           304
                                                              --------
Total Corporate Debt Securities (cost: $700)                       704
                                                              --------
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (80.3%)
  Fannie Mae
    0.95%, due 11/03/2003                         17,400        17,399
    1.08%, due 01/28/2004                          2,000         1,995
  Federal Home Loan Bank
    0.94%, due 11/03/2003                         10,100        10,099
    1.02%, due 11/28/2003                          3,000         2,998
  Freddie Mac
    1.07%, due 01/29/2004                            500           499
    1.09%, due 03/12/2004                          2,000         1,992
  U.S. Treasury Bill (a)
    0.93%, due 12/18/2003                             70            70
                                                              --------
Total Short-Term U.S. Government Obligations (cost: $35,052)    35,052
                                                              --------
COMMERCIAL PAPER (9.6%)
  General Electric Capital Corporation
    1.12%, due 02/17/2004                     $      300      $    299
  KfW International Finance Inc.-144A
    1.08%, due 02/24/2004                          1,000           997
  Nestle Captial Corp-144A
    1.08%, due 02/02/2004                          1,000           997
  Rabobank USA Finance Corp
    1.08%, due 02/24/2004                            900           897
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 02/03/2004                          1,000           997
                                                              --------
Total Commercial Paper (cost: $4,187)                            4,187
                                                              --------

                                             Contracts (b)       Value
                                             -------------     ---------
PURCHASED OPTIONS (0.0%)
Put Options (0.0%)
  U.S. Treasury Inflation Index
    Put Strike $99.00,
    Expires 02/20/2004                               97        $       2
                                                               ---------
Total Purchased Options (cost: $2)                                     2
                                                               ---------
Total Investment Securities (cost: $88,774)                    $  88,823
                                                               =========
SUMMARY:
  Investments, at value                           203.5 %      $  88,823
  Liabilities in excess of other assets          (103.5)%        (45,177)
                                                 ------        ---------
  Net assets                                      100.0 %      $  43,646
                                                 ======        =========

NOTES TO SCHEDULE OF INVESTMENTS:

(a) At October 31, 2003, all or a portion of this security is segregated with the custodian to cover margin requirements for open option contracts. The value of all securities segregated at October 31, 2003, is $20.

(b)  Contracts are not in thousands.

(c)  Floating or variable rate note. Rate is listed as of October 31, 2003.

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                         IDEX PIMCO Real Return TIPS 3

IDEX PIMCO Real Return TIPS

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $88,774)                $  88,823
  Cash                                                               3,164
  Receivables:
     Shares of beneficial interest sold                                569
     Interest                                                          377
                                                                 ---------
                                                                    92,933
                                                                 ---------
Liabilities:
  Investment securities purchased                                   49,208
  Accounts payable and accrued liabilities:
     Shares of beneficial interest redeemed                             29
     Management and advisory fees                                       15
     Distribution fees                                                  15
     Transfer agent fees                                                 6
  Other                                                                 14
                                                                 ---------
                                                                    49,287
                                                                 ---------
Net Assets                                                       $  43,646
                                                                 =========
Net Assets Consist of:
  Shares of beneficial interest, unlimited shares authorized     $  42,686
  Undistributed net investment income (loss)                            86
  Undistributed net realized gain (loss) from:
     Investment securities                                             810
     Written option contracts                                           15
  Net unrealized appreciation (depreciation) on investment
     securities                                                         49
                                                                 ---------
Net Assets                                                       $  43,646
                                                                 =========
Shares Outstanding:
  Class A                                                            3,616
  Class B                                                              317
  Class C                                                               33
  Class L                                                              312
  Class M                                                               43
Net Asset Value Per Share:
  Class A                                                        $   10.10
  Class B                                                            10.08
  Class C                                                            10.08
  Class L                                                            10.08
  Class M                                                            10.08
Maximum Offering Price Per Share (a):
  Class A                                                        $   10.60
  Class M                                                            10.18

(a) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, and L shares represents offering price. The redemption price for Classes B, L, and M shares equals net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the period ended October 31, 2003 (b)
(all amounts in thousands)

Investment Income:
  Interest                                               $   625
                                                         -------
Expenses:
  Management and advisory fees                               119
  Transfer agent fees                                         34
  Printing and shareholder reports                             2
  Custody fees                                                 5
  Administration fees                                         28
  Legal fees                                                   1
  Auditing and accounting fees                                13
  Trustees fees                                                1
  Registration fees                                           78
  Other                                                        1
  Distribution and service fees:
     Class A                                                  48
     Class B                                                  12
     Class C                                                   2
     Class L                                                  16
     Class M                                                   2
                                                         -------
  Total expenses                                             362
  Less:
     Advisory fee waiver                                     (63)
                                                         -------
  Net expenses                                               299
                                                         -------
Net Investment Income (Loss)                                 326
                                                         -------
Net Realized Gain (Loss) from:
  Investment securities                                      810
  Written options contracts                                   15
                                                         -------
                                                             825
                                                         -------
Net Increase (Decrease) in Unrealized Appreciation
  (Depreciation) on:
  Investment securities                                       49
                                                         -------
Net Gain (Loss) on Investment Securities and Option
  Contracts                                                  874
                                                         -------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                             $ 1,200
                                                         =======

(b)  Commenced operations March 1, 2003.

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                         IDEX PIMCO Real Return TIPS 4

IDEX PIMCO Real Return TIPS

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the period ended
(all amounts in thousands)

                                                              October 31,
                                                               2003 (a)
                                                              -----------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                                 $    326
  Net realized gain (loss) from investment securities and
     options contracts                                              825
  Net unrealized appreciation (depreciation) on
     investment securities                                           49
                                                               --------
                                                                  1,200
                                                               --------
Distributions to Shareholders:
  From net investment income:
     Class A                                                       (220)
     Class B                                                        (13)
     Class C                                                         (3)
     Class L                                                        (25)
     Class M                                                         (2)
                                                               --------
                                                                   (263)
                                                               --------
  From net realized gains:
     Class A                                                          -
     Class B                                                          -
     Class C                                                          -
     Class L                                                          -
     Class M                                                          -
                                                               --------
                                                               --------
                                                               --------
Capital Share Transactions:
  Proceeds from shares sold:
     Class A                                                     41,725
     Class B                                                      3,347
     Class C                                                        457
     Class L                                                      6,078
     Class M                                                        465
                                                               --------
                                                                 52,072
                                                               --------
  Dividends and distributions reinvested:
     Class A                                                        220
     Class B                                                         11
     Class C                                                          3
     Class L                                                         15
     Class M                                                          2
                                                               --------
                                                                    251
                                                               --------
  Cost of shares redeemed:
     Class A                                                     (6,129)
     Class B                                                       (223)
     Class C                                                       (126)
     Class L                                                     (3,105)
     Class M                                                        (31)
                                                               --------
                                                                 (9,614)
                                                               --------
                                                                 42,709
                                                               --------
Net increase (decrease) in net assets                            43,646
                                                               --------
Net Assets:
  Beginning of year                                                   -
                                                               --------
  End of year                                                  $ 43,646
                                                               ========
Undistributed Net Investment Income (Loss)                     $     86
                                                               ========

Share Activity:
  Shares issued:
     Class A                                                      4,219
     Class B                                                        338
     Class C                                                         46
     Class L                                                        617
     Class M                                                         46
                                                               --------
                                                                  5,266
                                                               --------
  Shares issued-reinvested from distributions:
     Class A                                                         22
     Class B                                                          1
     Class C                                                          -
     Class L                                                          2
     Class M                                                          -
                                                               --------
                                                                     25
                                                               --------
  Shares redeemed:
     Class A                                                       (625)
     Class B                                                        (22)
     Class C                                                        (13)
     Class L                                                       (307)
     Class M                                                         (3)
                                                               --------
                                                                   (970)
                                                               --------
Net increase (decrease) in shares outstanding                     4,321
                                                               ========

(a)  Commenced operations on March 1, 2003.

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                         IDEX PIMCO Real Return TIPS 5

IDEX PIMCO Real Return TIPS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                       For a share of beneficial interest outstanding throughout each period
                      --------------------------------------------------------------------------------------------------------------
                                              Investment Operations                          Distributions
                                   -------------------------------------------  --------------------------------------
                       Net Asset                                                                                          Net Asset
           For the       Value,         Net         Net Realized                  From Net    From Net                      Value,
           Period      Beginning     Investment    and Unrealized      Total     Investment   Realized       Total           End
        Ended (d)(g)   of Period   Income (Loss)     Gain (Loss)    Operations     Income       Gains    Distributions    of Period
------------------------------------------------------------------------------------------------------------------------------------
Class A   10/31/2003    $ 10.00       $ 0.14           $ 0.07         $ 0.21      $ (0.11)       $ -       $ (0.11)       $ 10.10
------------------------------------------------------------------------------------------------------------------------------------
Class B   10/31/2003      10.00         0.09             0.08           0.17        (0.09)         -         (0.09)         10.08
------------------------------------------------------------------------------------------------------------------------------------
Class C   10/31/2003      10.00         0.09             0.08           0.17        (0.09)         -         (0.09)         10.08
------------------------------------------------------------------------------------------------------------------------------------
Class L   10/31/2003      10.00         0.09             0.08           0.17        (0.09)         -         (0.09)         10.08
------------------------------------------------------------------------------------------------------------------------------------
Class M   10/31/2003      10.00         0.10             0.07           0.17        (0.09)         -         (0.09)         10.08
------------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                        -----------------------------------------------------------------------
                                                           Ratio of Expenses
                                         Net Assets,           to Average          Net Investment
             For the                        End of           Net Assets (a)         Income (Loss)     Portfolio
             Period          Total          Period      -----------------------      to Average       Turnover
            Ended (g)     Return (c)       (000's)       Net (e)     Total (f)     Net Assets (a)     Rate (b)
----------------------------------------------------------------------------------------------------------------
Class A   10/31/2003          2.09%        $ 36,531        1.65%        2.03%            2.07%       480%
----------------------------------------------------------------------------------------------------------------
Class B   10/31/2003          1.72            3,194        2.30         2.68             1.42        480
----------------------------------------------------------------------------------------------------------------
Class C   10/31/2003          1.72              334        2.30         2.68             1.42        480
----------------------------------------------------------------------------------------------------------------
Class L   10/31/2003          1.72            3,148        2.30         2.68             1.42        480
----------------------------------------------------------------------------------------------------------------
Class M   10/31/2003          1.75              439        2.19         2.57             1.53        480
----------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  Commenced operations on March 1, 2003.

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                         IDEX PIMCO Real Return TIPS 6

IDEX PIMCO Real Return TIPS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At October 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

IDEX Mutual Funds is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX PIMCO Real Return TIPS ("the Fund"), part of IDEX Mutual Funds, began operations on March 1, 2003. The Fund is "non-diversified" under the 1940 Act.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers five classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. Class C and M shares are not available to new investors. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Trustees and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2003, was paying an interest rate of 0.75%.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Option contracts: The Fund may enter into option contracts to manage exposure to market or interest rate fluctuations. Option contracts are valued at the average of the bid and ask ("Mean Quote") established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with options are imperfect correlation between the change in value of the securities held and the prices of options; the possibility of an illiquid market and inability of the counterparty to meet the contract terms. When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written.

The underlying face amounts of open option contracts at October 31, 2003, are listed in the Schedule of Investments.

Transactions in written options were as follows:

                           Premium     Contracts*
                          ---------   -----------
Balance at 03/01/2003       $   -           -
Sales                          15          17
Closing Buys                    -           -
Expirations                   (15)        (17)
Exercised                       -           -
                            -----         ---
Balance at 10/31/2003       $   -           -
                            =====         ===

*Contracts not in thousands.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

IDEX Mutual Funds                                             Annual Report 2003

                         IDEX PIMCO Real Return TIPS 7

IDEX PIMCO Real Return TIPS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (ie: through the assets allocation funds)

                                       Net           % of
                                      Assets      Net Assets
                                   -----------   -----------
IDEX Asset Allocation
  Conservative Portfolio           $ 10,840          25%
IDEX Asset Allocation Moderate
  Growth                             10,609          24%
IDEX Asset Allocation Moderate       13,689          31%
                                                     --
                                                     80%
                                                     ==

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following stated rate:

    0.70% of ANA

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    1.30% Expense Limit

If total fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The 12b-1 fee for the Fund is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Class A          0.35%
  Class B          1.00%
  Class C          1.00%
  Class L          1.00%
  Class M          0.90%

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, L, M and certain A share redemptions. From inception March 1, 2003 through October 31, 2003, the underwriter commissions were as follows:

     Received by Underwriter    $ 12
     Retained by Underwriter       2
     Contingent Sales Charges      6

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Transfer agent fees: The Fund incurs ATIS annual per-account charges (not in thousands) of $20.00 for each open shareholder account and $1.63 for each closed account maintained, and certain out of pocket expenses.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any IDEX Fund. At October 31, 2003, the value of invested plan amounts was less than $1. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) from inception March 1, 2003 through October 31, 2003, were as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $    701
  U.S. Government                                     218,354
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                       -
  U.S. Government                                     170,458

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, non-deductible expenses and wash sales.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

IDEX Mutual Funds                                             Annual Report 2003

                         IDEX PIMCO Real Return TIPS 8

IDEX PIMCO Real Return TIPS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 4-(continued)

     Shares of beneficial interest, unlimited
       shares authorized                                $  (23)
     Undistributed net investment income (loss)             23
     Undistributed net realized gain (loss) from
       investment securities and option contracts            -

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets primarily due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 was as follows:

     2003 Distributions paid from:
       Ordinary income                $ 263
       Long-term capital gains            -

The tax basis components of distributable earnings as of October 31, 2003, are as follows:

     Undistributed Ordinary Income                  $ 951
                                                    =====
     Undistributed Long-term Capital Gains          $   9
                                                    =====
     Capital Loss Carryforward                      $   -
                                                    =====
     Net Unrealized Appreciation (Depreciation)     $   -
                                                    =====

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2003, are as follows:

     Federal Tax Cost Basis                         $ 88,823
                                                    ========
     Unrealized Appreciation                        $     78
     Unrealized (Depreciation)                           (78)
                                                    --------
     Net Unrealized Appreciation (Depreciation)     $      -
                                                    ========

Supplemental Tax Information
(unaudited)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $0.00094 per share for the year ended October 31, 2003.

IDEX Mutual Funds                                             Annual Report 2003

                         IDEX PIMCO Real Return TIPS 9

--------------------------------------------------------------------------------

              Report of Independent Certified Public Accountants

To the Board of Trustees and Shareholders of IDEX PIMCO Real Return TIPS

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of IDEX PIMCO Real Return TIPS (the "Fund") (one of the portfolios constituting the IDEX Mutual Funds) at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the period March 1, 2003 (commencement of operations) through October 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
December 18, 2003


IDEX Mutual Funds                                             Annual Report 2003

                         IDEX PIMCO Real Return TIPS 10

IDEX PIMCO Total Return

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

In November 2002, investors began to accept more risk, which calmed the financial market turmoil that produced a flight to safe assets, especially Treasuries, that occurred towards the end of the previous period. The return to normalcy came amid heightened confidence that U.S. and, to a lesser extent, European policymakers would protect the global economy against the risks of deflation. Interest rates declined and bond prices rose through most of the November to June period.

Rate cuts by both the Federal Reserve Board ("Fed") and the European Central Bank early in the fiscal year, along with tax cuts and rising defense spending, encouraged investors to begin to move into riskier assets that would potentially yield higher returns. Corporate bonds, especially BBB-rated and high-yield issues, performed well as investors began to notice that companies continued to cut capital spending and repair balance sheets. Emerging market bonds benefited from generally improved credit fundamentals.

Most investment grade bonds lost ground early in the third quarter of 2003 because of a sharp rise in interest rates in July, the worst month in the U.S. Government bond market in more than 23 years. The trigger for the sell-off was a suggestion by the Fed that it was less inclined to pursue a so-called "unconventional" approach to reflating the economy than it had previously led investors to believe. Bonds bounced back later in the third quarter as lingering overcapacity, weak labor markets and faster productivity growth gave investors confidence that inflation would remain well contained.

PERFORMANCE

For the year ended October 31, 2003, IDEX PIMCO Total Return returned 5.88%. By comparison its benchmark, the Lehman Brothers Aggregate Bond Index, returned 4.90%.

STRATEGY REVIEW

Our philosophy revolves around the principle of diversification. We believe that no single risk should dominate returns. We seek to add value through the use of "top down" strategies such as interest rate/duration management, yield curve positioning and sector rotation. We also employ "bottom up" strategies involving analysis and selection of specific securities. By combining perspectives from both the portfolio level and the security level, we seek to consistently add value over time while incurring acceptable levels of portfolio risk.

Diversifying beyond core index sectors helped protect the portfolio during a difficult market environment. A corporate underweight was negative as rising profits stimulated investor demand, but positive security selection of automotive and telecommunication issues mitigated this impact. Allocations to real return and municipal bonds helped returns as these less volatile asset classes outperformed in a rising rate environment. Emerging market bonds helped returns as improved credit quality and a broader investor base sustained their yearlong rally. Non-U.S. holdings, mainly Eurozone exposure, helped returns as yields on these assets rose less than Treasuries.

/s/ William H. Gross

William H. Gross
Fund Manager
Pacific Investment Management Company LLC


IDEX Mutual Funds                                             Annual Report 2003

                           IDEX PIMCO Total Return 1

IDEX PIMCO Total Return

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Growth of $10,000
Inception of 3/1/02 through 10/31/03
Investment less sales charges - $9,525

[The following table was depicted as a mountain chart in the printed material.]

      DATE              Class A              LBAB
-----------------    ----------------     -----------
    3/1/2002              9,525             10,000
   3/31/2002              9,422              9,834
   6/30/2002              9,595             10,197
   9/30/2002              9,911             10,664
  12/31/2002             10,176             10,832
   3/31/2003             10,333             10,983
   6/30/2003             10,596             11,257
   9/30/2003             10,570             11,241
  10/31/2003             10,501             11,136

Average Annual Total Return for Periods Ended 10/31/03
--------------------------------------------------------------------------------

                                   From       Inception
                    1 year      Inception       Date
                  ----------   -----------   ----------
Class A (NAV)         5.88%        6.02%        3/1/02
Class A (POP)         0.85%        2.97%        3/1/02
LBAB(1)               4.90%        6.66%        3/1/02
-----                 ----         ----         ------
Class B (NAV)         5.08%        5.33%        3/1/02
Class B (POP)         0.08%        3.00%        3/1/02
---------------       ----         ----         ------
Class C (NAV)         5.08%        5.33%        3/1/02
---------------       ----         ----         ------
Class L (NAV)            -         4.47%      11/11/02
Class L (POP)            -         2.47%      11/11/02
---------------       ----         ----       --------
Class M (NAV)         5.19%        5.43%        3/1/02
Class M (POP)         3.13%        4.80%        3/1/02
---------------       ----         ----       --------

NOTES

(1) The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
     Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares, (2% in the 1st year and 1% in the 2nd year) for Class L shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Class C and M shares are not available to new investors.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.


IDEX Mutual Funds                                             Annual Report 2003

                           IDEX PIMCO Total Return 2

IDEX PIMCO Total Return

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts except share amounts in thousands)

                                          Principal           Value
                                       ---------------    ------------
U.S. GOVERNMENT OBLIGATIONS (3.8%)
  U.S. Treasury Inflation Index
    3.88%, due 01/15/2009                $      255        $     289
    3.50%, due 01/15/2011                       212              239
    3.38%, due 01/15/2012                     3,202            3,596
                                                           ---------
Total U.S. Government Obligations (cost: $4,143)               4,124
                                                           ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS (35.5%)
  Fannie Mae-Conventional Pool
    5.50%, due 07/01/2016                     1,762            1,815
    5.50%, due 12/01/2016                       241              249
    5.50%, due 01/01/2017                       244              252
    5.50%, due 02/01/2017                       240              247
    5.50%, due 03/01/2017                        19               20
    5.50%, due 05/01/2017                       257              265
    5.50%, due 11/01/2017                        26               26
    5.00%, due 02/01/2018                       395              401
    5.50%, due 02/01/2018                       542              558
    5.00%, due 05/01/2018                        72               73
    5.50%, due 05/01/2018                        48               49
    5.00%, due 06/01/2018                     1,020            1,037
    6.00%, due 10/01/2028                        37               38
    6.00%, due 04/01/2032                        74               76
    6.00%, due 05/01/2032                       215              221
    6.50%, due 07/01/2032                       326              339
    6.00%, due 10/01/2032                        57               58
    6.00%, due 11/01/2032                       389              399
    6.00%, due 01/01/2033                     1,983            2,036
    6.00%, due 02/01/2033                       631              648
    6.00%, due 03/01/2033                     2,320            2,383
    6.00%, due 04/01/2033                     1,657            1,701
    6.00%, due 05/01/2033                     1,861            1,911
    5.50%, due 06/01/2033                       475              480
    6.00%, due 07/01/2033                        25               26
    5.50%, due 07/01/2033                       818              826
    6.00%, due 07/01/2033                       850              872
    5.50%, due 08/01/2033                       385              388
    6.00%, due 08/01/2033                       353              362
  Fannie Mae-November TBA
    6.00%, due 11/01/2033                     6,000            6,159
  Fannie Mae-Variable Rate (f)
    3.00%, due 08/25/2009                       100              100
    6.00%, due 11/25/2027                       260              264
    4.17%, due 01/01/2028                       209              215
    6.50%, due 06/25/2028                       390              395
    1.51%, due 11/25/2032                       270              271
    5.39%, due 04/01/2033                       102              104
  Freddie Mac-Gold Pool
    6.50%, due 08/01/2032                     1,267            1,318

  Freddie Mac-Variable Rate (f)
    6.00%, due 12/15/2007                $       81        $      83
    5.00%, due 09/15/2016                       236              243
    6.00%, due 08/15/2026                        39               39
    6.00%, due 03/15/2027                        77               77
    6.00%, due 04/15/2027                       239              239
    6.00%, due 08/15/2027                       163              165
    6.00%, due 11/15/2027                        35               35
    6.50%, due 02/15/2028                       163              165
    6.00%, due 04/15/2028                       187              188
    5.63%, due 07/15/2028                       182              184
    6.50%, due 12/15/2028                       330              335
    6.50%, due 04/15/2029                        27               28
    6.50%, due 02/15/2030                       107              110
    4.50%, due 08/15/2031                        85               84
    6.50%, due 07/25/2043                       108              113
  Ginnie Mae-FHA/VA Pool
    6.50%, due 07/15/2023                        13               14
    6.50%, due 02/15/2028                       664              696
    6.50%, due 06/15/2029                       798              836
    6.50%, due 01/15/2030                        29               30
    6.50%, due 06/15/2031                       861              902
    6.50%, due 07/15/2031                        13               14
    6.50%, due 11/15/2031                        50               52
    6.50%, due 01/15/2032                        76               79
    6.50%, due 04/15/2032                     1,502            1,573
    6.50%, due 07/15/2032                       219              230
    5.00%, due 09/15/2033                       750              742
  Ginnie Mae-November TBA
    5.50%, due 11/01/2033                     5,000            5,047
  Ginnie Mae-Variable Rate (f)
    6.50%, due 06/20/2032                        44               45
                                                           ---------
Total U.S. Government Agency Obligations (cost: $38,940)      38,930
                                                           ---------
FOREIGN GOVERNMENT OBLIGATIONS (4.1%)
  European Investment Bank
    0.88%, due 11/08/2004                    28,000              257
  Federal Republic of Germany
    3.25%, due 02/17/2004                       100              117
    3.25%, due 09/24/2004                        87              102
  Federative Republic of Brazil
    2.00%, due 04/15/2006 (f)                   360              351
    11.50%, due 03/12/2008                       70               78
    2.06%, due 04/15/2009 (f)                   226              207
    11.00%, due 01/11/2012                      100              107
    8.00%, due 04/15/2014 (f)                   517              481
    8.88%, due 04/15/2024                       150              127

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                               IDEX PIMCO Total Return 3

IDEX PIMCO Total Return

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                         Principal            Value
                                                        -------------     ------------
FOREIGN GOVERNMENT OBLIGATIONS (continued)
  Malaysia
    7.50%, due 07/15/2011                                $       10        $      12
  Republic of Chile
    7.13%, due 01/11/2012                                       500              568
  Republic of Panama
    8.25%, due 04/22/2008                                        40               44
    1.94%, due 07/17/2016 (f)                                   172              149
    9.38%, due 01/16/2023                                       300              326
  Republic of Peru
    9.13%, due 02/21/2012                                       320              358
    4.50%, due 03/07/2017 (f)                                   150              133
  Republic of South Africa
    5.25%, due 05/16/2013                                       350              388
  Russian Federation (l)
    5.00%, due 03/31/2030                                       320              299
  United Mexican States
    9.88%, due 02/01/2010                                       150              188
    6.38%, due 01/16/2013                                       150              154
                                                                           ---------
Total Foreign Government Obligations (cost: $3,991)                            4,446
                                                                           ---------
MORTGAGE-BACKED SECURITIES (3.9%)
  Amortizing Residential Collateral Trust (f)
    1.33%, due 06/25/2004                                       166              166
  Bank of America Mortgage Securities, Inc. (f)
    6.19%, due 07/25/2031                                        12               12
    5.75%, due 10/20/2032                                       269              275
  Bear Stearns Adjustable Rate
    Mortgage Trust (f)
    5.99%, due 06/25/2032                                        36               36
  CDC Mortgage Capital Trust (f)
    1.41%, due 01/25/2033                                       216              216
  Chase Mortgage Finance Corporation (f)
    6.50%, due 02/25/2029                                       130              131
  Citicorp Mortgage Securities, Inc. (f)
    6.50%, due 04/25/2029                                       445              453
  Countrywide Home Loan Trust-
    Series 2002-1 (f)
    5.74%, due 03/19/2032                                       119              120
  Countrywide Home Loans, Inc. (f)
    5.00%, due 09/19/2032                                       232              233
  CS First Boston Mortgage
    Securities Corp. (f)
    2.14%, due 03/25/2032                                       209              208
    1.53%, due 03/28/2032                                        20               20
    1.90%, due 09/27/2032                                       544              543
  GSMPS Mortage Loan Trust (f)
    7.00%, due 07/25/2043                                       150              160
  Home Equity Asset Trust (f)
    1.34%, due 11/25/2032                                       219              218

  Merrill Lynch Mortgage Investors, Inc. (f)
    1.49%, due 04/25/2031                                $        6        $       6
  Residential Funding Mortgage
    Securities I, Inc. (f)
    6.50%, due 03/25/2032                                        60               61
  Sequoia Mortgage Funding
    Corporation-Series 10 (f)
    1.50%, due 10/20/2027                                       450              451
  Small Business Administration
    Participation Certificates (f)
    5.13%, due 09/17/2023                                       100              100
  Structured Asset Mortgage
    Investments Inc. (f)
    1.42%, due 09/19/2032                                       266              263
  Structured Asset Securities Corporation (f)
    1.42%, due 10/25/2027                                        61               61
    1.41%, due 01/25/2033                                        51               51
  Washington Mutual Mortgage Securities
    Corporation (f)
    6.01%, due 01/25/2031                                         3                3
    2.88%, due 12/25/2040                                       276              275
  Wells Fargo Mortgage Backed
    Securities Trust (f)
    6.25%, due 05/25/2031                                       170              170
    5.04%, due 09/25/2032                                        87               89
                                                                           ---------
Total Mortgage-Backed Securities (cost: $4,334)                                4,321
                                                                           ---------
ASSET-BACKED SECURITIES (2.1%)
  Bear Stearns Asset Backed Securities, Inc. (f)
    1.45%, due 10/25/2032                                       168              168
  Bear Stearns Companies Inc. (The) (f)
    4.95%, due 11/25/2033                                       200              202
    4.83%, due 11/25/2033                                       300              302
    4.36%, due 11/25/2033                                       700              709
  Countrywide Alternative Loan Trust
    Series 2003-J1 (f)
    6.00%, due 10/25/2032                                        87               90
  First Horizon Asset Securities Inc. (f)
    7.00%, due 09/25/2030                                         8                9
  Morgan Stanley Capital I Inc.
    Series 2003-HE2 (f)
    1.46%, due 08/25/2033                                       254              254
  RACERS SER 1997-R-8-3-144A-(f)
    1.43%, due 08/15/2007                                       300              297
  Vanderbilt Acquistion Loan Trust (f)
    3.28%, due 01/07/2013                                       125              126
  Washington Mutual (f)
    3.20%, due 02/27/2034                                        89               89
                                                                           ---------
Total Asset-Backed Securities (cost: $2,248)                                   2,246
                                                                           ---------

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                               IDEX PIMCO Total Return 4

IDEX PIMCO Total Return

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                Principal             Value
                                              -------------       ------------
CORPORATE DEBT SECURITIES (15.7%)
Air Transportation (1.2%)
  Continental Airlines, Inc.
    7.06%, due 09/15/2009                       $      400        $     398
  Delta Air Lines, Inc.
    7.57%, due 11/18/2010                              100              103
    7.11%, due 09/18/2011                              410              418
  UAL Corporation
    6.20%, due 09/01/2008                              300              251
    6.60%, due 09/01/2013                              130              109
Amusement & Recreation Services (0.7%)
  Disney (Walt) Company (The)
    5.13%, due 12/15/2003                              800              804
  Station Casinos, Inc.
    8.38%, due 02/15/2008                               10               11
Automotive (0.2%)
  DaimlerChrysler North America
    Holding Corporation
    1.45%, due 08/16/2004 (f)                           50               50
    6.50%, due 11/15/2013                              160              162
Business Credit Institutions (0.4%)
  Ford Motor Credit Company (f)
    1.41%, due 04/26/2004                              200              199
    1.60%, due 07/18/2005                              100               98
  National Rural Utilities Cooperative
    Finance Corporation (f)
    2.16%, due 04/26/2004                              100              100
Business Services (0.2%)
  Clear Channel Communications, Inc.
    7.25%, due 10/15/2027                              150              165
Commercial Banks (0.2%)
  HSBC Capital Funding LP-144A (g)
    10.18%, due 12/31/2049                             150              218
  KBC Bank Fund Trust III-144A (i)
    9.86%, due 11/29/2049                               15               19
Communication (0.3%)
  Continential Cablevision, Inc.
    8.30%, due 05/15/2006                              100              112
  CSC Holdings, Inc.
    7.63%, due 04/01/2011                              150              153
  Rogers Cablesystems Ltd.
    10.00%, due 03/15/2005                              10               11
  TCI Communications, Inc.
    8.65%, due 09/15/2004                              100              106

Electric Services (1.8%)
  AEP Texas Central Co.
    6.65%, due 02/15/2033                       $      570        $     587
  Florida Power Corporation
    4.80%, due 03/01/2013                              450              443
  Oncor Electric Delivery Company
    6.38%, due 01/15/2015                              170              183
  Progress Energy, Inc.
    6.55%, due 03/01/2004                              600              610
  PSEG Power LLC
    6.95%, due 06/01/2012                              210              235
Electric, Gas & Sanitary Services (0.3%)
  Niagara Mohawk Power Corporation
    7.75%, due 10/01/2008                              250              290
Electronic Components & Accessories (0.2%)
  Tyco International Group SA
    6.38%, due 10/15/2011                              200              208
Environmental Services (0.4%)
  Waste Management, Inc.
    6.38%, due 12/01/2003                              100              100
    7.38%, due 08/01/2010                              200              231
    6.38%, due 11/15/2012                               75               82
Food Stores (1.1%)
  Kroger Co. (The)
    6.20%, due 06/15/2012                              500              534
  Safeway Inc.
    3.63%, due 11/05/2003                              700              700
Gas Production & Distribution (0.5%)
  El Paso Corporation
    7.75%, due 01/15/2032                              125               95
  Sonat Inc.
    7.63%, due 07/15/2011                              370              312
  Southern Natural Gas Company
    8.00%, due 03/01/2032                              100              100
General Obligation-County (0.4%)
  Cook County, Illinois Public Improvements,
    General Obligation Bonds,
    5.13%, due 11/15/2026                              450              454
Health Services (0.2%)
  HEALTHSOUTH Corporation (e)
    8.38%, due 10/01/2011                               10                9
    7.63%, due 06/01/2012 (a)                          250              218

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                               IDEX PIMCO Total Return 5

IDEX PIMCO Total Return

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                      Principal            Value
                                                    --------------     -------------
Hotels & Other Lodging Places (0.7%)
  Harrah's Operating Company, Inc.
    7.50%, due 01/15/2009                            $       10        $      11
  Hilton Hotels Corporation
    7.00%, due 07/15/2004                                   150              154
  Park Place Entertainment Corporation
    7.50%, due 09/01/2009                                   350              382
  Starwood Hotels & Resorts Worldwide, Inc.
    6.75%, due 11/15/2003                                    10               10
    7.88%, due 05/01/2012 (f)                               200              221
Motion Pictures (0.3%)
  Time Warner Inc.
    8.11%, due 08/15/2006                                   200              225
    6.88%, due 05/01/2012                                    20               22
    7.63%, due 04/15/2031                                    60               67
Oil & Gas Extraction (0.0%)
  Kerr-McGee Corporation-144A (f)
    1.89%, due 06/28/2004                                    25               25
Paper & Allied Products (0.0%)
  Bowater Canada Finance
    Corporation-144A
    7.95%, due 11/15/2011                                    10               10
Personal Credit Institutions (1.5%)
  General Motors Acceptance Corporation (f)
    1.88%, due 01/20/2004                                   400              400
    2.41%, due 10/20/2005                                   880              878
  Household Finance Corporation (f)
    2.39%, due 03/11/2004                                   320              321
Radio & Television Broadcasting (0.2%)
  Turner Broadcasting System, Inc.
    7.40%, due 02/01/2004                                   200              203
Railroads (0.4%)
  Norfolk Southern Corporation
    1.87%, due 02/28/2005 (f)                               100              100
    6.75%, due 02/15/2011                                   270              303
Revenue-Building Authority (0.2%)
  Michigan State Building Authority,
    Revenue Bonds, Series I,
    5.25%, due 10/15/2013                                   180              202
Revenue-Special (0.1%)
  Tobacco Settlement Financing Corporation,
    New Jersey, Revenue Bonds,
    6.00%, due 06/01/2037                                   130              107
Revenue-Tobacco (0.5%)
  Golden State Tobacco Securitization Corporation,
    California, Revenue Bonds,
    6.75%, due 06/01/2039                                    80               72
    7.90%, due 06/01/2042 (f)                                35               36

Revenue-Tobacco (continued)
  Tobacco Settlement Authority, Iowa,
    Revenue Bonds,
    5.60%, due 06/01/2035                            $      100        $      77
  Tobacco Settlement Financing
    Corporation, Revenue Bonds,
    6.38%, due 06/01/2032                                   420              378
Revenue-Utilities (0.5%)
  New York City Municipal Water Finance
    Authority, Revenue Bonds, Series A,
    5.00%, due 06/15/2035                                    90               90
  San Antonio, Texas Water Utility
    Improvements, Revenue Bonds,
    5.00%, due 05/15/2032                                   450              451
Security & Commodity Brokers (0.2%)
  Bear Stearns Companies Inc. (The)
    7.63%, due 12/07/2009                                   180              212
Telecommunications (3.0%)
  AT&T Corp. (h)
    7.00%, due 11/15/2006                                   150              166
    7.80%, due 11/15/2011                                   300              340
  BT Group PLC (k)
    2.44%, due 12/15/2003                                   900              901
  Cingular Wireless
    6.50%, due 12/15/2011                                   180              198
  Deutsche Telekom AG (j)
    8.25%, due 06/15/2005                                   205              224
  Deutsche Telekom International
    Finance BV (j)
    8.50%, due 06/15/2010                                   150              181
  France Telecom (k)
    9.75%, due 03/01/2031                                   320              422
  Sprint Capital Corporation
    5.70%, due 11/15/2003                                   250              250
  Sprint Capital Corporation-144A
    8.75%, due 03/15/2032                                   110              125
  Verizon Wireless Capital LLC (f)
    1.54%, due 12/17/2003                                   600              600
                                                                       ---------
Total Corporate Debt Securities (cost: $16,661)                           17,242
                                                                       ---------
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (26.8%)
  Fannie Mae
    1.07%, due 11/12/2003                                 2,100            2,099
    1.07%, due 11/19/2003                                   600              600
    1.04%, due 11/21/2003                                 1,900            1,899
    1.07%, due 11/25/2003                                 3,400            3,398
    1.07%, due 12/03/2003                                 1,800            1,798
    1.08%, due 12/03/2003                                 1,700            1,698
    1.08%, due 12/09/2003                                 2,800            2,797
    1.07%, due 12/10/2003                                 1,800            1,798
    1.08%, due 02/19/2004                                   600              598
    1.08%, due 02/24/2004                                   800              797

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                               IDEX PIMCO Total Return 6

IDEX PIMCO Total Return

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                  Principal            Value
                                                --------------      -----------
  Fannie Mae
    1.13%, due 02/25/2004                         $    2,000        $   1,993
    1.14%, due 02/25/2004                                600              598
    1.09%, due 03/24/2004                                800              797
  Freddie Mac
    1.06%, due 01/08/2004                                800              798
    1.07%, due 01/22/2004                              2,600            2,594
    1.08%, due 01/29/2004                              3,800            3,790
    1.08%, due 02/26/2004                                100              100
    1.09%, due 03/01/2004                                500              498
  U.S. Treasury Bill
    0.96%, due 12/04/2003 (c)                            125              125
    0.96%, due 12/04/2003 (c)                             20               20
    0.83%, due 12/18/2003 (c)                             30               30
    0.86%, due 12/18/2003 (c)                             40               40
    0.93%, due 12/18/2003 (c)                            300              300
    1.02%, due 04/29/2004                                200              199
                                                                    ---------
Total Short-Term U.S. Government Obligations (cost: $29,364)           29,364
                                                                    ---------
COMMERCIAL PAPER (15.4%)
  ABN-AMRO North America Finance, Inc.
    1.07%, due 01/14/2004                                500              499
    1.07%, due 01/26/2004                                300              299
  Australia and New Zealand Banking
    Group Limited (Delaware)
    1.05%, due 12/05/2003                                900              899
  Barclays U.S. Funding Corporation
    1.04%, due 11/19/2003                                100              100
  Danske Corporation
    1.07%, due 12/10/2003                              2,000            1,998
    1.08%, due 01/12/2004                                400              399
  General Electric Capital Corporation
    1.09%, due 12/10/2003                              2,900            2,897
  HBOS Treasury Services PLC
    1.08%, due 11/20/2003                              2,300            2,299
  Royal Bank of Scotland Group PLC (The)
    1.07%, due 12/15/2003                              2,100            2,097
    1.08%, due 02/03/2004                                900              897
  Shell Finance (UK) PLC
    1.10%, due 03/16/2004                              1,500            1,494
  Westpac Trust Securities NZ Ltd.
    1.02%, due 11/12/2003                              3,000            2,999
                                                                    ---------
Total Commercial Paper (cost: $16,877)                                 16,877
                                                                    ---------
SECURITY LENDING COLLATERAL (0.2%)
Debt (0.2%)
Bank Notes (0.0%)
  Canadian Imperial Bank of Commerce
    1.12%, due 11/04/2003                                 10               10
  Fleet National Bank
    1.06%, due 01/21/2004                                 13               13


Euro Dollar Terms (0.1%)
  Bank of Montreal
    1.03%, due 11/13/2003                         $        8        $       8
    1.04%, due 11/14/2003                                  7                7
  Bank of Nova Scotia (The)
    1.06%, due 11/12/2003                                  4                4
  Bank of Scotland
    1.04%, due 11/14/2003                                  8                8
  Citigroup Inc.
    1.08%, due 01/05/2004                                 11               11
  Credit Agricole Indosuez
    1.08%, due 01/06/2004                                  9                9
  Den Danske Bank
    1.04%, due 11/10/2003                                  4                4
    1.08%, due 01/20/2004                                 12               12
  Royal Bank of Canada
    1.04%, due 11/24/2003                                 10               10
    1.06%, due 12/08/2003                                  4                4
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/15/2004                                 12               12
  SouthTrust Bank
    1.08%, due 01/16/2004                                 12               12
  Wells Fargo & Company
    1.04%, due 11/20/2003                                 12               12
Promissory Notes (0.0%)
  Goldman Sachs Group, Inc. (The)
    1.15%, due 11/03/2003                                 13               13
Repurchase Agreements (0.1%) (b)
  Goldman Sachs Group, Inc. (The)
    1.10% Repurchase Agreement
    dated 10/31/2003 to be repurchased
    at $4 on 11/03/2003                                    4                4
  Merrill Lynch & Co., Inc.
    1.10% Repurchase Agreement
    dated 10/31/2003 to be repurchased
    at $44 on 11/03/2003                                  44               44

                                                  Shares       Value
                                                 --------   ----------
Investment Companies (0.0%)
Money Market Funds (0.0%)
  Merrimac Cash Series Fund-Premium Class
    0.97%, due 11/03/2003                        27,349     $      27
                                                            ---------
Total Security Lending Collateral                                 224
(cost: $224)                                                ---------

Total Investment Securities (cost: $116,782)                $ 117,774
                                                            =========

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                           IDEX PIMCO Total Return 7

IDEX PIMCO Total Return

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                               Notional
                                                Amount           Value
                                              ----------      -----------
WRITTEN SWAPTIONS (-0.1%)
Covered Call Swaptions (-0.1%)
  LIBOR Rate Swaption (m)
    Call Strike 3.00%,
    Expires 11/12/2003                         $  5,200       $      (d)
  LIBOR Rate Swaption (m)
    Call Strike 3.25%,
    Expires 03/03/2004                            5,100             (16)
  LIBOR Rate Swaption (m)
    Call Strike 4.00%,
    Expires 03/03/2004                            4,700             (13)
  LIBOR Rate Swaption (m)
    Call Strike 4.00%,
    Expires 01/07/2005                              900             (10)
  LIBOR Rate Swaption (m)
    Call Strike 4.00%,
    Expires 01/07/2005                              900             (10)
Put Swaptions (0.0%)
  LIBOR Rate Swaption (n)
    Put Strike 7.00%,
    Expires 01/07/2005                            1,900             (14)
                                                              ---------
Total Written Swaptions (premium: $280)                       $     (63)
                                                              =========
SUMMARY:
  Investments, at value                           107.5 %     $ 117,774
  Written swaptions                                (0.1)%           (63)
  Liabilities in excess of other assets            (7.4)%        (8,153)
                                               --------       ---------
  Net assets                                      100.0 %     $ 109,558
                                               ========       =========

                                  SWAP AGREEMENTS:
------------------------------------------------------------------------------------
                                                                      Net Unrealized
                                        Expiration      Notional       Appreciation
                                           Date          Amount       (Depreciation)
                                       ------------   ------------   ---------------
Receive a fixed rate equal to 4.00%
and pay floating rate based on
3-month LIBOR.
Counterparty: Merrill Lynch &
Co., Inc.                              12/17/2003     $   1,200          $  (74)
Receive a fixed rate equal to 1.07%
and pay floating rate based on
6-month Japanese Yen - LIBOR.
Counterparty: Morgan Stanley
Dean Witter                            06/02/2005       140,000              45
Receive a fixed rate equal to 1.50%
and pay floating rate based on
3-month Swiss Franc - LIBOR.
Counterparty: J.P. Morgan
Chase & Co.                            03/29/2005        14,000               1
Receive a fixed rate equal to 1.31%
and the Fund will pay to the
counterparty at par in the event of
default of United Mexican States,
11.50%, due 05/15/2026.
Counterparty: Goldman Sachs & Co.      01/29/2004           200               2
                                                     ----------          -------
Total Swap Agreements
(premium $45)                                         $ 155,400          $  (26)
                                                      =========          =======

                 FORWARD FOREIGN CURRENCY CONTRACTS:
----------------------------------------------------------------------
                                                             Net
                                          Amount in       Unrealized
                 Bought    Settlement    U.S. Dollars    Appreciation
Currency         (Sold)       Date      Bought (Sold)   (Depreciation)
------------- ----------- ------------ --------------- ---------------
Euro Dollar        (6)    11/03/2003       $   (7)         $   --
Euro Dollar      (768)    11/05/2003         (881)            (12)
                                           ------          ------
                                           $ (888)         $  (12)
                                           ======          ======

                               FUTURES CONTRACTS:
---------------------------------------------------------------------------------
                                                                   Net Unrealized
                                          Settlement                Appreciation
                              Contracts      Date        Amount    (Depreciation)
                             ----------- ------------ ----------- ---------------
U.S. Treasury Long Bond           26     12/31/2003    $  2,719        $ 108
5-Year U.S. Treasury Note         82     12/31/2003       8,965          204
10-Year U.S. Treasury Note       167     12/31/2003      18,479          275
90-Day Euro Dollar                39     03/14/2005      10,843            5
90-Day Euro Dollar                 4     09/13/2003         975            5
90-Day Euro Dollar                36     12/13/2004       8,785          (10)
90-Day Euro Dollar                26     06/13/2005       6,310          (23)
3 Month Euro Euribor (o)           4     03/14/2005         966          (35)
                                                       --------        -----
                                                       $ 58,042        $ 529
                                                       ========        =====


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                           IDEX PIMCO Total Return 8

IDEX PIMCO Total Return

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  At October 31, 2003, all or a portion of this security is on loan (see Note
     1). The value at October 31, 2003, of all securities on loan is $218.

(b) Cash collateral for the Repurchase Agreements, valued at $50, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%-10.18% and 06/01/2004-12/31/2049, respectively.

(c) At October 31, 2003, all or a portion of this security is segregated with the custodian to cover margin requirements for open future and option contracts. The value of all securities segregated at October 31, 2003, is $515.

(d)  Value is less than $1.

(e)  Securities are currently in default on interest payments.

(f)  Floating or variable rate note. Rate is listed as of October 31, 2003.

(g) Securities are stepbonds. HSBC Capital Funding LP-144A has a coupon rate of 10.18% until 06/30/2030, thereafter the coupon rate will become the 3 Month LIBOR plus 498BP.

(h) Securities are stepbonds. Coupon steps up or down by 25BP for each rating upgrade or downgrade by Standard and Poor's or Moody's for each notch below BBB+/A3.

(i) Securities are stepbonds. KBC Bank Fund Trust III-144A has a coupon rate of 9.86% until 11/02/2009, thereafter the coupon rate will become the 3 Month LIBOR plus 405BP.

(j) Securities are stepbonds. Coupon steps up by 50BP if rating is downgraded below Standard and Poor's or Moody's single A rating. Coupon steps down by 50BP if rating is raised above Standard and Poor's or Moody's BBB/Baa rating.

(k) Securities are stepbonds. Coupon steps up or down by 25BP for each rating upgrade or downgrade by Standard and Poor's or Moody's for each notch below A-/A3.

(l) Securities are stepbonds. Russian Federation has a coupon rate 5.00% until 03/31/2007, thereafter the coupon rate will be 7.50%.

(m) An option on an interest rate swap. If exercised, the fund will pay the strike rate in order to receive the 3 Month LIBOR (London Interbank Offer
     Rate).

(n) An option on an interest rate swap. If exercised, the fund will pay the 3 Month LIBOR (London Interbank Offer Rate) in order to receive the strike rate.

(o)  Euro Interbank Offered Rate.

DEFINITIONS:

TBA Mortgage-backed securities traded under delayed delivery commitments. Income on TBA's are not earned until settlement date.

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                           IDEX PIMCO Total Return 9

IDEX PIMCO Total Return

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $116,782)
     (including $218 of securities loaned)                        $ 117,774
  Cash                                                                3,476
  Foreign cash (cost: $385)                                             390
  Receivables:
     Investment securities sold                                          20
     Shares of beneficial interest sold                                 548
     Interest                                                           495
  Variation margin                                                       96
  Swap agreements at value (premium $47)                                 95
  Other                                                                  20
                                                                  ---------
                                                                    122,914
                                                                  ---------
Liabilities:
  Investment securities purchased                                    12,549
  Accounts payable and accrued liabilities:
     Shares of beneficial interest redeemed                             248
     Management and advisory fees                                        66
     Distribution fees                                                   61
     Transfer agent fees                                                 29
  Payable for securities on loan                                        224
  Unrealized depreciation on forward foreign currency
     contracts                                                           12
  Written options and swaptions (premium: $280)                          63
  Swaps agreements at value (premium $2)                                 76
  Other                                                                  28
                                                                  ---------
                                                                     13,356
                                                                  ---------
Net Assets                                                        $ 109,558
                                                                  =========
Net Assets Consist of:
  Shares of beneficial interest, unlimited shares authorized      $ 106,173
  Accumulated net investment income (loss)                              (15)
  Undistributed net realized gain (loss) from investment
     securities, futures/option/swaption contracts, swaps
     and foreign currency transactions                                1,696
  Net unrealized appreciation (depreciation) on:
     Investment securities                                              992
     Futures contracts                                                  527
     Written option and swaption contracts                              218
     Swap agreements                                                    (26)
     Translation of assets and liabilities denominated in
       foreign currencies                                                (7)
                                                                  ---------
Net Assets                                                        $ 109,558
                                                                  =========
Shares Outstanding:
  Class A                                                             5,368
  Class B                                                             3,286
  Class C                                                               962
  Class L                                                               498
  Class M                                                               306
Net Asset Value Per Share:
  Class A                                                         $   10.52
  Class B                                                             10.51
  Class C                                                             10.51
  Class L                                                             10.51
  Class M                                                             10.51
Maximum Offering Price Per Share (a):
  Class A                                                         $   11.04
  Class M                                                             10.62

(a) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, and L shares represents offering price. The redemption price for Classes B, L, and M shares equals net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the year ended October 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                                  $ 3,531
  Income from loaned securities-net                               8
                                                            -------
                                                              3,539
                                                            -------
Expenses:
  Management and advisory fees                                  742
  Transfer agent fees                                           172
  Printing and shareholder reports                               25
  Custody fees                                                   54
  Administration fees                                            35
  Legal fees                                                      6
  Auditing and accounting fees                                   23
  Trustees fees                                                   7
  Registration fees                                              72
  Other                                                           5
  Distribution and service fees:
     Class A                                                    165
     Class B                                                    385
     Class C                                                    123
     Class L                                                     39
     Class M                                                     39
                                                            -------
  Total expenses                                              1,892
                                                            -------
Net Investment Income (Loss)                                  1,647
                                                            -------
Net Realized Gain (Loss) from:
  Investment securities                                       1,966
  Futures contracts                                             (15)
  Written option contracts                                      122
  Swap agreements                                                54
  Foreign currency transactions                                  31
                                                            -------
                                                              2,158
                                                            -------
Net Increase (Decrease) in Unrealized Appreciation
  (Depreciation) on:
  Investment securities                                         959
  Futures contracts                                             321
  Written option contracts                                      200
  Swap agreements                                               (26)
  Translation of assets and liabilities denominated in
     foreign currencies                                          (9)
                                                            -------
                                                              1,445
                                                            -------
Net Gain (Loss) on Investment Securities, Futures/
  Option/Swaption Contracts, Swap Agreements and
  Foreign Currency Transactions                               3,603
                                                            -------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                                $ 5,250
                                                            =======

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                           IDEX PIMCO Total Return 10

IDEX PIMCO Total Return

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the year or period ended
(all amounts in thousands)

                                                October 31,     October 31,
                                                   2003           2002(a)
                                               ------------    ------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                  $   1,647       $     455
  Net realized gain (loss) from investment
     securities, futures/option/swaption
     contracts, swap agreements, and
     foreign currency transactions                  2,158           1,261
  Net unrealized appreciation
     (depreciation) on investment
     securities, futures/option/swaption
     contracts, swap agreements, and
     foreign currency translation                   1,445             259
                                                ---------       ---------
                                                    5,250           1,975
                                                ---------       ---------
Distributions to Shareholders:
  From net investment income:
     Class A                                       (1,137)           (205)
     Class B                                         (662)           (100)
     Class C                                         (215)            (38)
     Class L                                          (61)              -
     Class M                                          (80)            (17)
                                                ---------       ---------
                                                   (2,155)           (360)
                                                ---------       ---------
  From net realized gains:
     Class A                                         (659)              -
     Class B                                         (450)              -
     Class C                                         (163)              -
     Class L                                          (16)              -
     Class M                                          (60)              -
                                                ---------       ---------
                                                   (1,348)              -
                                                ---------       ---------
Capital Share Transactions:
  Proceeds from shares sold:
     Class A                                       68,966          44,137
     Class B                                       21,900          33,741
     Class C                                        5,117          13,400
     Class L                                        7,167               -
     Class M                                        1,114           5,159
                                                ---------       ---------
                                                  104,264          96,437
                                                ---------       ---------
  Dividends and distributions reinvested:
     Class A                                        1,690             199
     Class B                                          905              82
     Class C                                          327              33
     Class L                                           67               -
     Class M                                          135              16
                                                ---------       ---------
                                                    3,124             330
                                                ---------       ---------
  Cost of shares redeemed:
     Class A                                      (55,731)         (4,312)
     Class B                                      (19,809)         (3,479)
     Class C                                       (7,237)         (1,984)
     Class L                                       (2,033)              -
     Class M                                       (2,443)           (931)
                                                ---------       ---------
                                                  (87,253)        (10,706)
                                                ---------       ---------
                                                   20,135          86,061
                                                ---------       ---------
Net increase (decrease) in net assets              21,882          87,676
                                                ---------       ---------

Net Assets:
  Beginning of year                             $  87,676        $      -
                                                ---------       ---------
  End of year                                     109,558          87,676
                                                =========       =========
Accumulated Net Investment Income (Loss)        $     (15)      $     106
                                                =========       =========
Share Activity:
  Shares issued:
     Class A                                        6,565           4,358
     Class B                                        2,093           3,331
     Class C                                          491           1,323
     Class L                                          684               -
     Class M                                          106             510
                                                ---------       ---------
                                                    9,939           9,522
                                                ---------       ---------
  Shares issued-reinvested from
     distributions:
     Class A                                          162              20
     Class B                                           87               8
     Class C                                           31               3
     Class L                                            6               -
     Class M                                           13               2
                                                ---------       ---------
                                                      299              33
                                                ---------       ---------
  Shares redeemed:
     Class A                                       (5,310)           (427)
     Class B                                       (1,889)           (344)
     Class C                                         (691)           (195)
     Class L                                         (192)              -
     Class M                                         (233)            (92)
                                                ---------       ---------
                                                   (8,315)         (1,058)
                                                ---------       ---------
Net increase (decrease) in shares
  outstanding                                       1,923           8,497
                                                =========       =========

(a)  Commenced operations on March 1, 2002.

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                           IDEX PIMCO Total Return 11

IDEX PIMCO Total Return

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                           For a share of beneficial interest outstanding throughout each period
                       ------------------------------------------------------------------------------------------------------------
                                               Investment Operations                        Distributions
                                    -----------------------------------------  ---------------------------------------
                        Net Asset                                                                                        Net Asset
            For the       Value,         Net        Net Realized                From Net     From Net                      Value,
            Period      Beginning     Investment   and Unrealized     Total    Investment    Realized        Total          End
         Ended (d)(g)   of Period   Income (Loss)    Gain (Loss)   Operations    Income        Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Class A   10/31/2003     $10.32        $0.20           $0.39         $0.59     $ (0.25)     $ (0.14)      $ (0.39)        $10.52
          10/31/2002      10.00         0.13            0.28          0.41       (0.09)           -         (0.09)         10.32
-----------------------------------------------------------------------------------------------------------------------------------
Class B   10/31/2003      10.32         0.13            0.38          0.51       (0.18)       (0.14)        (0.32)         10.51
          10/31/2002      10.00         0.09            0.29          0.38       (0.06)           -         (0.06)         10.32
-----------------------------------------------------------------------------------------------------------------------------------
Class C   10/31/2003      10.32         0.13            0.38          0.51       (0.18)       (0.14)        (0.32)         10.51
          10/31/2002      10.00         0.09            0.29          0.38       (0.06)           -         (0.06)         10.32
-----------------------------------------------------------------------------------------------------------------------------------
Class L   10/31/2003      10.38         0.13            0.32          0.45       (0.18)       (0.14)        (0.32)         10.51
-----------------------------------------------------------------------------------------------------------------------------------
Class M   10/31/2003      10.32         0.14            0.38          0.52       (0.19)       (0.14)        (0.33)         10.51
          10/31/2002      10.00         0.11            0.27          0.38       (0.06)           -         (0.06)         10.32
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                        -----------------------------------------------------------------------
                                                           Ratio of Expenses
                                         Net Assets,           to Average          Net Investment
             For the                        End of           Net Assets (a)         Income (Loss)     Portfolio
             Period          Total          Period      -----------------------      to Average       Turnover
            Ended (g)     Return (c)       (000's)       Net (e)     Total (f)     Net Assets (a)     Rate (b)
---------------------------------------------------------------------------------------------------------------
Class A   10/31/2003          5.88%        $ 56,452        1.43%        1.43%            1.91%           326%
          10/31/2002          4.13           40,767        1.65         1.81             2.28            240
---------------------------------------------------------------------------------------------------------------
Class B   10/31/2003          5.08           34,547        2.08         2.08             1.26            326
          10/31/2002          3.80           30,909        2.30         2.46             1.63            240
---------------------------------------------------------------------------------------------------------------
Class C   10/31/2003          5.08           10,116        2.08         2.08             1.26            326
          10/31/2002          3.80           11,667        2.30         2.46             1.63            240
---------------------------------------------------------------------------------------------------------------
Class L   10/31/2003          4.47            5,231        2.08         2.08             1.25            326
---------------------------------------------------------------------------------------------------------------
Class M   10/31/2003          5.19            3,212        1.98         1.98             1.36            326
          10/31/2002          3.85            4,333        2.20         2.36             1.73            240
---------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) IDEX PIMCO Total Return ("the Fund") commenced operations on March 1, 2002. The inception date for the Fund's offering of share Class L was November 11, 2002.

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                           IDEX PIMCO Total Return 12

IDEX PIMCO Total Return

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At October 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

IDEX Mutual Funds is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX PIMCO Total Return ("the Fund"), part of IDEX Mutual Funds, began operations on March 1, 2002.

In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers five classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. Effective November 11, 2002, Class C and M shares were closed to new investors. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Trustees and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2003, was paying an interest rate of 0.75%.

TBA purchase commitments: The Fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not to exceed 45 days. TBA purchase commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the Fund's other assets. Unsettled TBA purchase commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuations. TBA purchase commitments are included in the Schedule of Investments.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $3 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are included in Investment securities at value in the Statement of Assets and Liabilities and remain in the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

IDEX Mutual Funds                                             Annual Report 2003

                           IDEX PIMCO Total Return 13

IDEX PIMCO Total Return

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Open forward currency contracts at October 31, 2003, are listed in the Schedule of Investments.

Swap Agreements: The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of interest income on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates. Open Swap Agreements at October 31, 2003, are listed in the Schedule of Investments.

Futures, options and swaptions contracts: The Fund may enter into futures and/or options contracts to manage exposure to market, interest rate or currency fluctuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Option contracts are valued at the average of the bid and ask ("Mean Quote") established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with futures contracts and options are imperfect correlation between the change in value of the securities held and the prices of futures contracts and options; the possibility of an illiquid market and inability of the counterparty to meet the contract terms. When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written.

The Fund is authorized to write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represents an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call option is exercised, the writer will enter a swap and is obligated to pay the fixed rate and receive a fixed rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers.

IDEX Mutual Funds                                             Annual Report 2003

                           IDEX PIMCO Total Return 14

IDEX PIMCO Total Return

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

When the Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current value of the swaption. Changes in the value of the swaption are reported as Unrealized gains or losses in written options in the Statement of Assets and Liabilities. Gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the portfolio as realized gains from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk in excess of the amounts reported in the Statement of Assets and Liabilities, associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, the portfolio enters into swaption contracts with counterparties whose creditworthiness has been approved by the Board of Trustees. The portfolio bears the market risk arising from any changes in index values or interest rates.

The underlying face amounts of open futures, option, and swaption contracts at October 31, 2003, are listed in the Schedule of Investments. The variation margin receivable is included in the accompanying Statement of Assets and Liabilities. The variation margin receivable or payable, as applicable, is included in the accompanying Statement of Assets and Liabilities. Variation margin represents the additional payments due or excess deposits made in order to maintain the equity account at the required margin level.

Transactions in written options were as follows:

                           Premium     Contracts
                          ---------   ----------
Balance at 10/31/2002     $ 72            113
Sales                       49            116
Closing Buys                --             --
Expirations               (121)          (229)
                          ----           ----
Balance at 10/31/2003     $ --             --
                          ====           ====

Transactions in swaptions were as follows:

                                                 Notional
                                    Premium       Amount
                                   ---------   -----------
Beginning Balance at 10/31/2002
Sales                                  415       33,200
Closing Buys                           (92)      (9,800)
Expirations                            (43)      (4,700)
                                       ---       ------
Exercised
                                       ---       ------
Balance at 10/31/2003                $ 280       18,700
                                     =====       ======

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (ie: through the assets allocation funds)

                                       Net           % of
                                      Assets      Net Assets
                                   -----------   -----------
IDEX Asset Allocation
  Conservative Portfolio           $ 11,339          10%
IDEX Asset Allocation Moderate
  Growth                             14,586          13%
IDEX Asset Allocation Moderate       17,603          16%
                                                     --
                                                     39%
                                                     ==

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

    0.70% of ANA

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    1.30% Expense Limit

If total fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

                    Advisory Fee       Available for
                       Waived        Recapture Through
                   --------------   ------------------
Fiscal Year 2003          -             10/31/2006
Fiscal Year 2002         37             10/31/2005

For the year ended October 31, 2003, ATFA has voluntarily agreed to waive the recapture of $37 reimbursed expenses that were otherwise eligible for recapture.

IDEX Mutual Funds                                             Annual Report 2003

                           IDEX PIMCO Total Return 15

IDEX PIMCO Total Return

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The 12b-1 fee for the Fund is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Class A          0.35%
  Class B          1.00%
  Class C          1.00%
  Class L          1.00%
  Class M          0.90%

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, L, M and certain A share redemptions. For the year ended October 31, 2003, the underwriter commissions were as follows:

     Received by Underwriter    $ 248
     Retained by Underwriter       27
     Contingent Sales Charges     177

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at a cost and is reimbursed monthly.

Transfer agent fees: The Fund incurs ATIS annual per-account charges (not in thousands) of $20.00 for each open shareholder account and $1.63 for each closed account maintained, and certain out-of-pocket expenses.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any IDEX Fund. At October 31, 2003, the value of invested plan amounts was $2. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2003, are as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $  27,227
  U.S. Government                                      247,026
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                   53,649
  U.S. Government                                      240,192

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Shares of beneficial interest, unlimited shares
       authorized                                       $ (12)
     Accumulated net investment income (loss)             387
     Undistributed net realized gain (loss) from
       investment securities, futures/option/
       swaption contracts, swaps and foreign
       currency transactions                             (375)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets primarily due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                $   360
       Long-term capital gains              -
     2003 Distributions paid from:
       Ordinary income                $ 3,293
       Long-term capital gains            210



IDEX Mutual Funds                                             Annual Report 2003

                           IDEX PIMCO Total Return 16

IDEX PIMCO Total Return

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 4-(continued)

The tax basis components of distributable earnings as of October 31, 2003, are as follows:

     Undistributed Ordinary Income                  $ 1,806
                                                    =======
     Undistributed Long-term Capital Gains          $   452
                                                    =======
     Capital Loss Carryforward                      $     -
                                                    =======
     Net Unrealized Appreciation (Depreciation)     $   982
                                                    =======

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2003, are as follows:

     Federal Tax Cost Basis                         $ 116,792
                                                    =========
     Unrealized Appreciation                        $   1,311
     Unrealized (Depreciation)                           (329)
                                                    ---------
     Net Unrealized Appreciation (Depreciation)     $     982
                                                    =========

Supplemental Tax Information
(unaudited)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $0.04217 per share for the year ended October 31, 2003.

IDEX Mutual Funds                                             Annual Report 2003

                           IDEX PIMCO Total Return 17

--------------------------------------------------------------------------------

              Report of Independent Certified Public Accountants

To the Board of Trustees and Shareholders of IDEX PIMCO Total Return

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of IDEX PIMCO Total Return (the "Fund") (one of the portfolios constituting the IDEX Mutual Funds) at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
December 18, 2003


IDEX Mutual Funds                                             Annual Report 2003

                           IDEX PIMCO Total Return 18

IDEX Protected Principal Stock

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

The financial markets began a long-awaited recovery in the twelve-month period ended October 31, 2003. After three years of devastating losses, investors slowly regained their confidence and began tiptoeing back into the markets. This increasing confidence has been justified as economic growth has accelerated into the third and fourth quarters of 2003. For the year ended October 31, 2003, the Standard and Poor's 500 Composite Stock Index ("S&P 500"), a representative index of large capitalization multi-national companies, advanced by 20.79%, driven primarily by increasing earnings during the same period. Clearly, investors willing to take substantial risks near the market bottom in October 2002 were well rewarded for their courage. As the economy advanced, low-risk fixed-income investors have become increasingly concerned regarding the outlook for interest rates. Without the tailwind of falling interest rates, fixed income investments, as represented by the Lehman Brothers
U. S. Intermediate Government/Credit Index, earned a total return of 5.43%.

PERFORMANCE

For the year ended October 31, 2003, IDEX Protected Principal Stock returned 9.44%. By comparison its benchmark, the S&P 500, returned 20.79%. The portfolio's return reflects the steady accumulation of cash flows from hedging transactions that is indicative of the portfolio's hedged equity strategy.

STRATEGY REVIEW

IDEX Protected Principal Stock employs multiple risk-management techniques to limit investment volatility well below that of many equity funds. While these techniques reduce volatility in both directions, the objective is to achieve returns somewhat similar to the popular stock indexes over time. The first risk-management feature the portfolio employs is broad diversification. The portfolio's core strategy involves the ownership of all of the stocks represented in the S&P 500. The next step is to sell cash-settled index call options, which serve as the primary source of return. This continuous generation of cash flow provides the portfolio with a consistent return in exchange for any future upside appreciation of the portfolio's underlying stocks. This cash flow does vary over time and is somewhat limited in its ability to adequately protect the portfolio during a sudden, sharp sell-off. Therefore, the next risk-management step is the purchase of index put options to behave as a "safety net" to reduce the exposure of the portfolio during such a market decline. The final feature is the Principal Protection Guarantee itself. Please see the prospectus for a discussion of the portfolio's investing and guarantee features.

/s/ J. Patrick Rogers

J. Patrick Rogers
Fund Manager
Gateway Investment Advisers, L.P.


IDEX Mutual Funds                                             Annual Report 2003

                        IDEX Protected Principal Stock 1

IDEX Protected Principal Stock

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Growth of $10,000
Inception of 7/1/02 through 10/31/03
Investment less sales charges - $9,452

[The following table was depicted as a mountain chart in the printed material.]

      DATE                Class A            S&P 500
------------------    ----------------     -----------
     7/1/2002               9,452            10,000
    9/30/2002               8,800             8,273
   12/31/2002               9,580             8,971
    3/31/2003               9,467             8,687
    6/30/2003              10,028            10,025
    9/30/2003              10,171            10,290
   10/31/2003              10,354            10,872

Average Annual Total Return for Periods Ended 10/31/03
--------------------------------------------------------------------------------

                                   From       Inception
                    1 year      Inception       Date
                  ----------   -----------   ----------
Class A (NAV)         9.44%        7.07%       7/1/02
Class A (POP)         3.42%        2.63%       7/1/02
S&P 500(1)           20.79%        6.43%       7/1/02
---------------      -----         ----        ------
Class B (NAV)         9.44%        7.07%       7/1/02
Class B (POP)         4.44%        3.39%       7/1/02
---------------      -----         ----        ------
Class C (NAV)         9.44%        7.07%       7/1/02
---------------      -----         ----        ------
Class M (NAV)         9.33%        6.99%       7/1/02
Class M (POP)         7.24%        6.18%       7/1/02
---------------      -----         ----        ------

NOTES

(1) The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost if redemption occurs before the Guarantee Maturity Date. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. All share classes are closed to new investors.

Investments that utilize options strategies may be subject to specific risks, including limited opportunity to participate in rising stock markets or increased risk during market declines. In general, mutual funds that invest in stocks are subject to risks including weaknesses in the market as a whole, in a particular industry, or in a specific holding, and from adverse political or economic developments here or abroad.

Shareholders may lose some or all of the value of their guaranteed amount if they redeem before the end of the 5-year Guarantee Period.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.


IDEX Mutual Funds                                             Annual Report 2003

                        IDEX Protected Principal Stock 2

IDEX Protected Principal Stock

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts except share amounts in thousands)

                                                        Shares               Value
------------------------------------------------------------------------------------
COMMON STOCKS (100.8%) (b)
Aerospace (1.2%)
  Boeing Company (The)                                   5,800             $    223
  Goodrich Corporation                                     800                   22
  Lockheed Martin Corporation                            3,100                  144
  Northrop Grumman Corporation                           1,235                  110
  Textron Inc.                                             900                   45
  United Technologies Corporation                        3,200                  271
Air Transportation (0.4%)
  Delta Air Lines, Inc.                                    800                   10
  FedEx Corporation                                      2,100                  159
  Southwest Airlines Co.                                 5,400                  105
Amusement & Recreation Services (0.5%)
  Disney (Walt) Company (The)                           14,100                  319
  Harrah's Entertainment, Inc.                             800                   35
Apparel & Accessory Stores (0.4%)
  Gap, Inc. (The)                                        6,100                  116
  Limited, Inc. (The)                                    3,600                   63
  Nordstrom, Inc.                                          900                   27
  TJX Companies, Inc. (The)                              3,500                   73
Apparel Products (0.2%)
  Cintas Corporation                                     1,200                   51
  Jones Apparel Group, Inc.                                900                   31
  Liz Claiborne, Inc.                                      700                   26
  V.F. Corporation                                         700                   30
Auto Repair, Services & Parking (0.0%)
  Ryder System, Inc.                                       400                   12
Automotive (1.1%)
  Dana Corporation                                       1,000                   16
  Delphi Corporation                                     3,800                   34
  Ford Motor Company                                    12,700                  154
  General Motors Corporation                             3,900                  166
  Harley-Davidson, Inc.                                  2,100                  100
  Honeywell International Inc.                           5,900                  181
  Navistar International Corporation (a)                   500                   20
  PACCAR Inc.                                              800                   63
  Visteon Corporation                                      900                    6
Automotive Dealers & Service Stations (0.1%)
  AutoNation, Inc. (a)                                   1,850                   35
  AutoZone, Inc. (a)                                       600                   58
Beverages (2.7%)
  Anheuser-Busch Companies, Inc.                         5,700                  281
  Brown-Forman Corporation-Class B                         400                   34
  Coca-Cola Company (The)                               17,000                  788
  Coca-Cola Enterprises Inc.                             3,100                   62
  Coors (Adolph) Company                                   300                   17
  Pepsi Bottling Group, Inc. (The)                       1,800                   40
  PepsiCo, Inc.                                         12,000                  574

                                                        Shares               Value
------------------------------------------------------------------------------------
Business Services (1.3%)
  Clear Channel Communications, Inc.                     4,200             $    171
  eBay Inc. (a)                                          4,400                  246
  Equifax Inc.                                           1,000                   24
  First Data Corporation                                 5,100                  182
  Interpublic Group of Companies, Inc. (The)             2,700                   40
  Monster Worldwide, Inc. (a)                              800                   20
  Moody's Corporation                                    1,000                   58
  Omnicom Group, Inc.                                    1,300                  104
  Robert Half International Inc. (a)                     1,200                   28
Chemicals & Allied Products (3.4%)
  Air Products and Chemicals, Inc.                       1,600                   73
  Avon Products, Inc.                                    1,600                  109
  Clorox Company (The)                                   1,500                   68
  Colgate-Palmolive Company                              3,700                  197
  Dow Chemical Company (The)                             6,300                  237
  du Pont (E.I.) de Nemours and Company                  6,900                  279
  Eastman Chemical Company                                 500                   16
  Ecolab Inc.                                            1,800                   48
  Great Lakes Chemical Corporation                         300                    6
  Hercules Incorporated (a)                                800                    8
  International Flavors & Fragrances Inc.                  600                   20
  Monsanto Company                                       1,771                   44
  PPG Industries, Inc.                                   1,200                   69
  Praxair, Inc.                                          1,100                   77
  Procter & Gamble Company (The)                         8,900                  874
  Rohm and Haas Company                                  1,500                   59
  Sherwin-Williams Company (The)                         1,000                   34
  Sigma-Aldrich Corporation                                500                   26
Commercial Banks (10.8%)
  AmSouth Bancorporation                                 2,400                   57
  Bank of America Corporation                           10,400                  788
  Bank of New York Company, Inc. (The)                   5,300                  165
  Bank One Corporation                                   7,800                  331
  BB&T Corporation                                       3,300                  128
  Citigroup Inc.                                        35,600                1,687
  Comerica Incorporated                                  1,200                   62
  Concord EFS, Inc. (a)                                  3,300                   35
  Fifth Third Bancorp                                    3,900                  226
  First Tennessee National Corporation                     900                   41
  FleetBoston Financial Corporation                      7,200                  291
  Huntington Bancshares Incorporated                     1,600                   35
  KeyCorp                                                2,900                   82
  Marshall & Ilsley Corporation                          1,500                   54
  MBNA Corporation                                       8,800                  218
  Mellon Financial Corporation                           3,000                   90
  Morgan Chase & Co. (J.P.)                             14,100                  506
  National City Corporation                              4,200                  137
  North Fork Bancorporation, Inc.                        1,000                   39
  Northern Trust Corporation                             1,500                   70

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                              IDEX Protected Principal Stock  3

IDEX Protected Principal Stock

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                      Shares               Value
------------------------------------------------------------------------------------
Commercial Banks (continued)
  PNC Financial Services Group, Inc. (The)             1,900             $    102
  Providian Financial Corporation (a)                  2,000                   22
  Regions Financial Corporation                        1,500                   55
  SouthTrust Corporation                               2,300                   73
  State Street Corporation                             2,300                  120
  SunTrust Banks, Inc.                                 1,900                  127
  Synovus Financial Corp.                              2,100                   58
  U.S. Bancorp                                        13,300                  362
  Union Planters Corporation                           1,300                   43
  Wachovia Corporation                                 9,200                  422
  Wells Fargo & Company                               11,600                  653
  Zions Bancorporation                                   600                   37
Communication (1.5%)
  Comcast Corporation-Class A (a)                     15,519                  526
  Viacom, Inc.-Class B                                12,200                  486
Communications Equipment (1.2%)
  ADC Telecommunications, Inc. (a)                     5,500                   14
  Avaya Inc. (a)                                       2,600                   34
  Ciena Corporation (a)                                3,200                   21
  Comverse Technology, Inc. (a)                        1,300                   23
  Corning Incorporated (a)                             8,300                   91
  Lucent Technologies Inc. (a)                        25,400                   81
  Motorola, Inc.                                      16,100                  218
  QUALCOMM Incorporated                                5,500                  261
  Rockwell Collins, Inc.                               1,200                   33
  Scientific-Atlanta, Inc.                             1,000                   30
  Tellabs, Inc. (a)                                    2,800                   21
Computer & Data Processing Services (5.8%)
  Adobe Systems Incorporated                           1,600                   70
  Autodesk, Inc.                                         800                   15
  Automatic Data Processing, Inc.                      4,100                  155
  BMC Software, Inc. (a)                               1,600                   28
  Citrix Systems, Inc. (a)                             1,100                   28
  Computer Associates International, Inc.              4,000                   94
  Computer Sciences Corporation (a)                    1,200                   48
  Compuware Corporation (a)                            2,600                   15
  Convergys Corporation (a)                            1,000                   16
  Electronic Arts Inc. (a)                             1,000                   99
  Electronic Data Systems Corporation                  3,300                   71
  Fiserv, Inc. (a)                                     1,300                   46
  IMS Health Incorporated                              1,600                   38
  Intuit Inc. (a)                                      1,400                   70
  Mercury Interactive Corporation (a)                    600                   28
  Microsoft Corporation                               74,700                1,953
  Novell, Inc. (a)                                     2,600                   15
  Oracle Corporation (a)                              36,200                  433
  Parametric Technology Corporation (a)                1,800                    6
  PeopleSoft, Inc. (a)                                 2,200                   46
  Sabre Holdings Corporation                           1,000                   22

                                                      Shares               Value
------------------------------------------------------------------------------------
Computer & Data Processing Services (continued)
  Siebel Systems, Inc. (a)                             3,400             $     43
  SunGard Data Systems Inc. (a)                        2,000                   56
  Symantec Corporation (a)                             1,075                   72
  Unisys Corporation (a)                               2,300                   35
  VERITAS Software Corporation (a)                     2,900                  105
  Yahoo! Inc. (a)                                      4,200                  184
Computer & Office Equipment (5.9%)
  Apple Computer, Inc. (a)                             2,500                   57
  Cisco Systems, Inc. (a)                             48,500                1,018
  Dell Computer Corporation (a)                       17,700                  639
  EMC Corporation (a)                                 15,200                  210
  Gateway, Inc. (a)                                    2,200                   11
  Hewlett-Packard Company                             21,000                  469
  International Business Machines
    Corporation                                       12,000                1,074
  Lexmark International Group, Inc. (a)                  900                   66
  NCR Corporation (a)                                    700                   25
  Network Appliance, Inc. (a)                          2,400                   59
  Pitney Bowes Inc.                                    1,600                   66
  Sun Microsystems, Inc. (a)                          22,300                   88
  Symbol Technologies, Inc.                            1,600                   20
  Xerox Corporation (a)                                5,300                   56
Construction (0.2%)
  Ashland Inc.                                           500                   19
  Centex Corporation                                     400                   39
  Fluor Corporation                                      600                   22
  KB Home                                                300                   21
  Pulte Corporation                                      400                   35
Department Stores (0.6%)
  Dillard's, Inc.-Class A                                600                   10
  Federated Department Stores, Inc.                    1,300                   62
  J.C. Penney Company, Inc.                            1,900                   45
  Kohl's Corporation (a)                               2,300                  129
  May Department Stores Company (The)                  2,000                   56
  Sears, Roebuck and Co.                               1,900                  100
Drug Stores & Proprietary Stores (0.6%)
  CVS Corporation                                      2,700                   95
  Medco Health Solutions, Inc. (a)                     1,853                   62
  Walgreen Co.                                         7,000                  244
Educational Services (0.1%)
  Apollo Group, Inc.-Class A (a)                       1,200                   76
Electric Services (1.7%)
  AES Corporation (The) (a)                            3,900                   34
  Allegheny Energy, Inc. (a)                             900                   10
  American Electric Power Company, Inc.                2,500                   70
  Calpine Corporation (a)                              2,600                   12
  CenterPoint Energy, Inc.                             2,100                   21
  Constellation Energy Group, Inc.                     1,100                   40

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                              IDEX Protected Principal Stock  4

IDEX Protected Principal Stock

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                      Shares               Value
------------------------------------------------------------------------------------
Electric Services (continued)
  Dominion Resources, Inc.                             2,200             $    136
  DTE Energy Company                                   1,100                   41
  Duke Energy Corporation                              6,200                  113
  Edison International (a)                             2,200                   43
  Entergy Corporation                                  1,600                   86
  FirstEnergy Corp.                                    2,100                   72
  FPL Group, Inc.                                      1,300                   83
  Pinnacle West Capital Corporation                      600                   22
  PPL Corporation                                      1,100                   44
  Progress Energy, Inc.                                1,700                   73
  Southern Company (The)                               5,000                  149
  TECO Energy, Inc.                                    1,200                   16
  TXU Corp.                                            2,200                   50
Electric, Gas & Sanitary Services (0.9%)
  Ameren Corporation                                   1,100                   49
  Cinergy Corp.                                        1,200                   44
  Citizens Communications Company (a)                  2,000                   25
  CMS Energy Corporation                               1,000                    8
  Consolidated Edison, Inc.                            1,500                   61
  Exelon Corporation                                   2,200                  140
  NiSource Inc.                                        1,700                   35
  PG&E Corporation (a)                                 2,800                   68
  Public Service Enterprise Group
    Incorporated                                       1,600                   65
  Sempra Energy                                        1,400                   39
  Xcel Energy Inc.                                     2,700                   44
Electronic & Other Electric Equipment (3.5%)
  American Power Conversion Corporation                1,300                   26
  Cooper Industries, Inc.-Class A                        600                   32
  Eaton Corporation                                      500                   50
  Emerson Electric Co.                                 2,900                  165
  General Electric Company                            69,300                2,010
  Maytag Corporation                                     500                   13
  Thomas & Betts Corporation (a)                         400                    7
  Whirlpool Corp.                                        500                   35
Electronic Components & Accessories (4.6%)
  Advanced Micro Devices, Inc. (a)                     2,400                   36
  Altera Corporation (a)                               2,600                   53
  Analog Devices, Inc. (a)                             2,500                  111
  Applied Micro Circuits Corporation (a)               2,100                   12
  Broadcom Corporation-Class A (a)                     2,000                   64
  Intel Corporation                                   44,900                1,484
  Jabil Circuit, Inc. (a)                              1,400                   39
  JDS Uniphase Corporation (a)                         9,900                   35
  Linear Technology Corporation                        2,200                   94
  LSI Logic Corporation (a)                            2,600                   24
  Maxim Integrated Products                            2,200                  109
  Micron Technology, Inc. (a)                          4,200                   60
  Molex Incorporated                                   1,300                   41

                                                      Shares               Value
------------------------------------------------------------------------------------
Electronic Components & Accessories (continued)
  National Semiconductor Corporation (a)               1,200             $     49
  NVIDIA Corporation (a)                               1,100                   19
  PMC-Sierra, Inc. (a)                                 1,100                   20
  Power-One, Inc. (a)                                    600                    5
  QLogic Corporation (a)                                 600                   34
  Sanmina Corporation (a)                              3,500                   37
  Solectron Corporation (a)                            5,700                   32
  Texas Instruments Incorporated                      12,000                  347
  Tyco International Ltd.                             13,800                  288
  Xilinx, Inc. (a)                                     2,300                   73
Environmental Services (0.2%)
  Allied Waste Industries, Inc. (a)                    1,400                   16
  Waste Management, Inc.                               4,100                  106
Fabricated Metal Products (0.5%)
  Crane Co.                                              400                   11
  Fortune Brands, Inc.                                 1,000                   65
  Gillette Company (The)                               7,000                  223
  Parker-Hannifin Corporation                            800                   41
  Stanley Works (The)                                    600                   20
Finance (0.8%)
  Standard & Poor's 500 Depositary Receipt             4,790                  505
Food & Kindred Products (2.2%)
  Altria Group, Inc.                                  14,000                  651
  Archer Daniels Midland Co.                           4,400                   63
  Campbell Soup Company                                2,800                   73
  ConAgra Foods, Inc.                                  3,700                   88
  General Mills, Inc.                                  2,600                  117
  Heinz (H.J.) Company                                 2,400                   85
  Hershey Foods Corporation                              900                   69
  Kellogg Company                                      2,800                   93
  McCormick & Company, Incorporated                    1,000                   30
  Sara Lee Corporation                                 5,300                  106
  Wrigley (Wm.) Jr. Company                            1,500                   85
Food Stores (0.3%)
  Albertson's, Inc.                                    2,500                   51
  Kroger Co. (The) (a)                                 5,200                   91
  Safeway Inc. (a)                                     3,000                   63
  Winn-Dixie Stores, Inc.                              1,000                    8
Furniture & Fixtures (0.1%)
  Johnson Controls, Inc.                                 600                   65
  Leggett & Platt, Incorporated                        1,300                   27
Furniture & Home Furnishings Stores (0.1%)
  Bed Bath & Beyond Inc. (a)                           2,000                   84
Gas Production & Distribution (0.3%)
  El Paso Corporation                                  4,100                   30
  KeySpan Corporation                                  1,000                   35
  Kinder Morgan, Inc.                                    800                   43

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                              IDEX Protected Principal Stock  5

IDEX Protected Principal Stock

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                       Shares               Value
------------------------------------------------------------------------------------
Gas Production & Distribution (continued)
  Nicor Inc.                                              300             $     10
  Peoples Energy Corporation                              300                   12
  Williams Companies, Inc. (The)                        3,600                   37
Health Services (0.4%)
  HCA Inc.                                              3,400                  130
  Health Management Associates,
    Inc.-Class A                                        1,600                   35
  Manor Care, Inc.                                        600                   20
  Quest Diagnostics Incorporated (a)                      700                   47
  Tenet Healthcare Corporation (a)                      3,200                   44
Holding & Other Investment Offices (0.5%)
  Apartment Investment & Management
    Co.-Class A                                           540                   22
  Equity Office Properties Trust                        2,700                   76
  Equity Residential                                    1,900                   56
  Janus Capital Group, Inc.                             1,600                   23
  Plum Creek Timber Company, Inc.                       1,300                   34
  ProLogis                                              1,250                   37
  Simon Property Group, Inc.                            1,300                   59
Hotels & Other Lodging Places (0.2%)
  Hilton Hotels Corporation                             2,600                   41
  Marriott International, Inc.-Class A                  1,600                   69
  Starwood Hotels & Resorts
    Worldwide, Inc.                                     1,400                   47
Industrial Machinery & Equipment (1.6%)
  American Standard Companies Inc. (a)                    500                   48
  Applied Materials, Inc. (a)                          11,500                  269
  Baker Hughes Incorporated                             2,300                   65
  Black & Decker Corporation (The)                        500                   24
  Brunswick Corporation                                   600                   18
  Caterpillar, Inc.                                     2,400                  176
  Cummins Inc.                                            300                   14
  Deere & Company                                       1,600                   97
  Dover Corporation                                     1,400                   55
  Illinois Tool Works Inc.                              2,100                  154
  Ingersoll-Rand Company-Class A                        1,100                   66
  ITT Industries, Inc.                                    600                   41
  Novellus Systems, Inc. (a)                            1,000                   41
  Pall Corporation                                        900                   21
Instruments & Related Products (0.9%)
  Agilent Technologies, Inc. (a)                        3,200                   80
  Applera Corporation-Applied
    Biosystems Group                                    1,400                   32
  Bausch & Lomb Incorporated                              400                   19
  Danaher Corporation                                   1,000                   83
  Eastman Kodak Company                                 2,000                   49
  KLA-Tencor Corporation (a)                            1,300                   75
  Millipore Corporation (a)                               300                   13

                                                       Shares               Value
------------------------------------------------------------------------------------
Instruments & Related Products (continued)
  PerkinElmer, Inc.                                       900             $     16
  Raytheon Company                                      2,800                   74
  Rockwell International Corporation                    1,300                   40
  Snap-on Incorporated                                    400                   12
  Tektronix, Inc.                                         600                   15
  Teradyne, Inc. (a)                                    1,300                   30
  Thermo Electron Corporation (a)                       1,100                   24
  Waters Corporation (a)                                  800                   25
Insurance (4.3%)
  ACE Limited                                           1,800                   65
  Aetna Inc.                                            1,000                   57
  AFLAC Incorporated                                    3,500                  128
  Allstate Corporation (The)                            4,800                  190
  Ambac Financial Group, Inc.                             700                   50
  American International Group, Inc.                   18,000                1,095
  Anthem, Inc. (a)                                      1,000                   68
  Aon Corporation                                       2,200                   48
  Chubb Corporation                                     1,200                   80
  CIGNA Corporation                                     1,000                   57
  Cincinnati Financial Corporation                      1,100                   45
  Humana Inc. (a)                                       1,100                   22
  Loews Corporation                                     1,300                   56
  MBIA, Inc.                                            1,000                   60
  MGIC Investment Corporation                             700                   36
  Principal Financial Group, Inc.                       2,200                   69
  Progressive Corporation (The)                         1,500                  111
  SAFECO Corporation                                    1,000                   37
  St. Paul Companies, Inc. (The)                        1,600                   61
  Travelers Property Casualty Corp.-Class B             6,908                  113
  UnitedHealth Group Incorporated                       4,100                  209
  UnumProvident Corporation                             1,700                   28
  WellPoint Health Networks Inc. (a)                    1,000                   89
  XL Capital Ltd.-Class A                                 900                   63
Insurance Agents, Brokers & Service (0.7%)
  Express Scripts, Inc.-Class A (a)                       550                   30
  Hartford Financial Services Group,
    Inc. (The)                                          1,800                   99
  Marsh & McLennan Companies, Inc.                      3,700                  158
  MetLife, Inc.                                         5,100                  160
Life Insurance (0.5%)
  Jefferson-Pilot Corporation                           1,000                   48
  John Hancock Financial Services, Inc.                 2,000                   71
  Lincoln National Corporation                          1,200                   48
  Prudential Financial, Inc.                            3,800                  147
  Torchmark Corporation                                   800                   35
Lumber & Other Building Materials (1.4%)
  Home Depot, Inc. (The)                               15,900                  589
  Lowe's Companies, Inc.                                5,400                  318

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                              IDEX Protected Principal Stock  6

IDEX Protected Principal Stock

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                       Shares               Value
------------------------------------------------------------------------------------
Lumber & Wood Products (0.4%)
  Georgia-Pacific Corporation                          1,700             $     45
  Louisiana-Pacific Corporation (a)                      700                   13
  Masco Corporation                                    3,200                   88
  Weyerhaeuser Company                                 1,500                   90
Management Services (0.2%)
  Paychex, Inc.                                        2,600                  101
Manufacturing Industries (0.2%)
  Hasbro Inc.                                          1,200                   26
  International Game Technology                        2,300                   75
  Mattel, Inc.                                         3,000                   58
Medical Instruments & Supplies (1.8%)
  Bard, (C.R.) Inc.                                      400                   32
  Baxter International Inc.                            4,200                  112
  Becton, Dickinson and Company                        1,700                   62
  Biomet, Incorporated                                 1,800                   65
  Boston Scientific Corporation (a)                    2,800                  190
  Guidant Corporation                                  2,100                  107
  Medtronic, Inc.                                      8,400                  383
  St. Jude Medical, Inc. (a)                           1,200                   70
  Stryker Corporation                                  1,400                  114
  Zimmer Holdings, Inc. (a)                            1,300                   83
Metal Cans & Shipping Containers (0.0%)
  Ball Corporation                                       400                   22
Metal Mining (0.2%)
  Freeport-McMoRan Copper & Gold
    Inc.-Class B                                       1,000                   39
  Newmont Mining Corporation                           2,800                  123
Mining (0.0%)
  Vulcan Materials Company                               700                   31
Mortgage Bankers & Brokers (0.1%)
  Countrywide Credit Industries, Inc.                    900                   95
Motion Pictures (0.7%)
  Time Warner Inc. (a)                                31,200                  477
Motor Vehicles, Parts & Supplies (0.1%)
  Genuine Parts Company                                1,200                   38
Oil & Gas Extraction (1.8%)
  Anadarko Petroleum Corporation                       1,700                   74
  Apache Corporation                                   1,055                   74
  BJ Services Company (a)                              1,100                   36
  Burlington Resources Inc.                            1,400                   68
  ConocoPhillips                                       4,704                  269
  Devon Energy Corporation                             1,100                   53
  Dynegy Inc. (a)                                      2,600                   10
  EOG Resources, Inc.                                    800                   34
  Halliburton Company                                  3,000                   72
  Kerr-McGee Corporation                                 700                   29
  Nabors Industries Ltd. (a)                           1,000                   38
  Noble Corporation (a)                                  900                   31

                                                       Shares               Value
------------------------------------------------------------------------------------
Oil & Gas Extraction (continued)
  Occidental Petroleum Corporation                     2,600             $     92
  Rowan Companies, Inc. (a)                              600                   14
  Schlumberger Limited                                 4,000                  188
  Transocean Inc. (a)                                  2,200                   42
  Unocal Corporation                                   1,800                   57
Paper & Allied Products (1.3%)
  3M Company                                           5,400                  426
  Avery Dennison Corporation                             800                   42
  Bemis Company, Inc.                                    400                   18
  International Paper Company                          3,300                  130
  Kimberly-Clark Corporation                           3,500                  185
  MeadWestvaco Corporation                             1,400                   36
  Pactiv Corporation (a)                               1,100                   24
  Temple-Inland Inc.                                     400                   22
Paper & Paper Products (0.0%)
  Boise Cascade Corporation                              400                   11
Personal Credit Institutions (0.3%)
  Capital One Financial Corporation                    1,600                   97
  SLM Corporation                                      3,100                  121
Personal Services (0.3%)
  Block (H&R), Inc.                                    1,200                   57
  Cendant Corporation (a)                              7,000                  143
Petroleum Refining (3.5%)
  Amerada Hess Corporation                               600                   31
  ChevronTexaco Corporation                            7,300                  542
  Exxon Mobil Corporation                             45,800                1,675
  Marathon Oil Corporation                             2,100                   62
  Sunoco, Inc.                                           500                   22
Pharmaceuticals (10.0%)
  Abbott Laboratories                                 10,800                  460
  Allergan, Inc.                                         900                   68
  AmerisourceBergen Corporation                          800                   45
  Amgen Inc. (a)                                       8,872                  548
  Biogen, Inc. (a)                                     1,000                   40
  Bristol-Myers Squibb Co.                            13,400                  340
  Cardinal Health, Inc.                                3,100                  184
  Chiron Corporation (a)                               1,300                   71
  Forest Laboratories, Inc. (a)                        2,500                  125
  Genzyme Corporation-General Division (a)             1,500                   69
  Johnson & Johnson                                   20,500                1,032
  King Pharmaceuticals, Inc. (a)                       1,700                   23
  Lilly (Eli) and Company                              7,700                  513
  McKesson HBOC, Inc.                                  2,000                   61
  Medimmune, Inc. (a)                                  1,700                   45
  Merck & Co., Inc.                                   15,500                  686
  Pfizer Inc.                                         53,740                1,698
  Schering-Plough Corporation                         10,200                  156
  Watson Pharmaceuticals, Inc. (a)                       700                   27
  Wyeth                                                9,200                  406

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                              IDEX Protected Principal Stock  7

IDEX Protected Principal Stock

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                       Shares               Value
------------------------------------------------------------------------------------
Primary Metal Industries (0.5%)
  Alcoa Inc.                                              5,800             $    183
  Allegheny Technologies Incorporated                       600                    5
  Andrew Corporation (a)                                    700                    9
  Engelhard Corporation                                     900                   26
  Nucor Corporation                                         500                   27
  Phelps Dodge Corporation (a)                              600                   37
  United States Steel Corporation                           700                   17
  Worthington Industries, Inc.                              600                    9
Printing & Publishing (0.8%)
  American Greetings Corporation-Class A (a)                500                   11
  Deluxe Corporation                                        400                   16
  Donnelley (R.R.) & Sons Company                           800                   21
  Dow Jones & Company, Inc.                                 600                   31
  Gannett Co., Inc.                                       1,900                  160
  Knight-Ridder, Inc.                                       600                   44
  McGraw-Hill Companies, Inc. (The)                       1,300                   87
  Meredith Corporation                                      300                   15
  New York Times Company (The)-Class A                    1,000                   48
  Tribune Company                                         2,200                  108
Radio & Television Broadcasting (0.1%)
  Univision Communications Inc.-Class A (a)               1,600                   54
Radio, Television & Computer Stores (0.3%)
  Best Buy Co., Inc. (a)                                  2,200                  128
  Circuit City Stores, Inc.-Circuit City
    Group                                                 1,400                   13
  RadioShack Corporation                                  1,100                   33
Railroads (0.4%)
  Burlington Northern Santa Fe
    Corporation                                           2,600                   75
  CSX Corporation                                         1,500                   48
  Norfolk Southern Corporation                            2,700                   54
  Union Pacific Corporation                               1,800                  113
Restaurants (0.6%)
  Darden Restaurants, Inc.                                1,100                   23
  McDonald's Corporation                                  8,700                  218
  Starbucks Corporation (a)                               2,700                   85
  Wendy's International, Inc.                               800                   30
  YUM! Brands, Inc. (a)                                   2,000                   68
Retail Trade (0.3%)
  Alberto-Culver Company-Class B                            400                   25
  Office Depot, Inc. (a)                                  2,100                   31
  Staples, Inc. (a)                                       3,400                   91
  Tiffany & Co.                                           1,000                   47
  Toys "R" Us, Inc. (a)                                   1,500                   20
Rubber & Misc. Plastic Products (0.3%)
  Cooper Tire & Rubber Company                              500                   10
  Goodyear Tire & Rubber Company (The)                    1,200                    8
  Newell Financial Trust I                                1,900                   43

                                                       Shares               Value
------------------------------------------------------------------------------------
Rubber & Misc. Plastic Products (continued)
  NIKE, Inc.-Class B                                      1,800             $    115
  Reebok International Ltd.                                 400                   16
  Sealed Air Corporation (a)                                600                   32
  Tupperware Corporation                                    400                    6
Savings Institutions (0.6%)
  Charter One Financial, Inc.                             1,590                   51
  Golden West Financial Corporation                       1,000                  100
  Washington Mutual, Inc.                                 6,300                  276
Security & Commodity Brokers (2.9%)
  American Express Company                                8,900                  418
  Bear Stearns Companies Inc. (The)                         700                   53
  Federated Investors, Inc.-Class B                         750                   21
  Franklin Resources, Inc.                                1,700                   81
  Goldman Sachs Group, Inc. (The)                         3,300                  310
  Lehman Brothers Holdings Inc.                           1,700                  122
  Merrill Lynch & Co., Inc.                               6,300                  373
  Morgan Stanley                                          7,500                  412
  Schwab (Charles) Corporation (The)                      9,400                  127
  T. Rowe Price Group, Inc.                                 800                   33
Telecommunications (3.4%)
  ALLTEL Corporation                                      2,100                   99
  AT&T Corp.                                              5,400                  100
  AT&T Wireless Services, Inc. (a)                       18,800                  136
  BellSouth Corporation                                  12,800                  337
  CenturyTel, Inc.                                        1,000                   36
  Nextel Communications, Inc.-Class A (a)                 7,100                  172
  Qwest Communications International Inc. (a)            11,800                   42
  SBC Communications Inc.                                23,000                  552
  Sprint Corporation (FON Group)                          6,200                   99
  Sprint Corporation (PCS Group) (a)                      7,100                   31
  Verizon Communications, Inc.                           19,000                  638
Tobacco Products (0.1%)
  R.J. Reynolds Tobacco Holdings, Inc.                      600                   29
  UST Inc.                                                1,100                   37
Transportation Equipment (0.2%)
  General Dynamics Corporation                            1,400                  117
Trucking & Warehousing (0.8%)
  United Parcel Service, Inc.-Class B                     7,700                  558
U.S. Government Agencies (1.1%)
  Fannie Mae                                              6,700                  480
  Freddie Mac                                             4,800                  269
Variety Stores (3.4%)
  Big Lots, Inc. (a)                                        800                   12
  Costco Wholesale Corporation (a)                        3,100                  110
  Dollar General Corporation                              2,300                   52
  Family Dollar Stores, Inc.                              1,200                   52
  Target Corporation                                      6,300                  250
  Wal-Mart Stores, Inc.                                  30,200                1,780

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                              IDEX Protected Principal Stock  8

IDEX Protected Principal Stock

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                              Shares       Value
                                             --------   -----------
Water Transportation (0.2%)
  Carnival Corporation                         4,300     $    150
Wholesale Trade Durable Goods (0.0%)
  Grainger (W.W.), Inc.                          600           27
Wholesale Trade Nondurable Goods (0.2%)
  SUPERVALU INC.                                 900           23
  SYSCO Corporation                            4,500          151
                                                         --------
Total Common Stocks (cost: $60,725)                        67,210
                                                         --------

                                            Contracts (c)       Value
                                           ---------------   -----------
PURCHASED OPTIONS (0.3%)
Put Options (0.3%)
  S & P 500 Index
    Put Strike $925.00,
    Expires 12/20/2003                           320          $     67
  S & P 500 Index
    Put Strike $950.00,
    Expires 12/20/2003                           318               100
                                                              --------
Total Purchased Options (cost: $835)                               167
                                                              --------
Total Investment Securities (cost: $61,560)                   $ 67,377
                                                              ========



                                             Contracts (c)        Value
                                             -------------     ----------
WRITTEN OPTIONS (-3.3%)
Covered Call Options (-3.3%)
  S & P 500 Index
    Call Strike $1,025.00,
    Expires 11/22/2003                              192         $   (572)
  S & P 500 Index
    Call Strike $1,025.00,
    Expires 12/20/2003                              160             (585)
  S & P 500 Index
    Call Strike $1,050.00,
    Expires 11/22/2003                               96             (127)
  S & P 500 Index
    Call Strike $1,050.00,
    Expires 12/20/2003                               47             (101)
  S & P 500 Index
    Call Strike $995.00,
    Expires 11/22/2003                               96             (535)
  S & P 500 Index
    Call Strike $995.00,
    Expires 12/20/2003                               47             (283)
                                                                --------
Total Written Options (premium: $2,599)                         $ (2,203)
                                                                ========
SUMMARY:
  Investments, at value                           101.1 %       $ 67,377
  Written options                                  (3.3)%         (2,203)
  Assets in excess of other liabilities             2.2 %          1,472
                                                  -----         --------
  Net assets                                      100.0 %       $ 66,646
                                                  =====         ========

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.

(b) Substantially all of the Funds common stocks are memo pledged as collateral by the custodian for the listed short index option contracts written by the Fund (See Note 1).

(c)  Contracts are not in thousands.

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                       IDEX Protected Principal Stock  9

IDEX Protected Principal Stock

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $61,560)                $ 67,377
  Cash                                                              1,631
  Receivables:
     Shares of beneficial interest sold                                33
     Dividends                                                        100
  Other                                                                 2
                                                                 --------
                                                                   69,143
                                                                 --------
Liabilities:
  Accounts payable and accrued liabilities:
     Shares of beneficial interest redeemed                            84
     Management and advisory fees                                     110
     Distribution fees                                                 51
     Transfer agent fees                                               26
  Written options (premium: $2,599)                                 2,203
  Other                                                                23
                                                                 --------
                                                                    2,497
                                                                 --------
Net Assets                                                       $ 66,646
                                                                 ========
Net Assets Consist of:
  Shares of beneficial interest, unlimited shares authorized     $ 64,873
  Undistributed net investment income (loss)                            -
  Accumulated net realized gain (loss) from investment
     securities and option contracts                               (4,440)
  Net unrealized appreciation (depreciation) on:
     Investment securities                                          5,817
     Written option contracts                                         396
                                                                 --------
Net Assets                                                       $ 66,646
                                                                 ========
Shares Outstanding:
  Class A                                                             919
  Class B                                                           4,604
  Class C                                                             694
  Class M                                                             352
Net Asset Value Per Share:
  Class A                                                        $  10.15
  Class B                                                           10.15
  Class C                                                           10.15
  Class M                                                           10.14
Maximum Offering Price Per Share (a):
  Class A                                                        $  10.74
  Class M                                                           10.24

(a) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and M shares equals net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the year ended October 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                                $     11
  Dividends                                                  1,194
                                                          --------
                                                             1,205
                                                          --------
Expenses:
  Management and advisory fees                                 877
  Transfer agent fees                                          113
  Printing and shareholder reports                              24
  Custody fees                                                  50
  Administration fees                                           38
  Legal fees                                                    94
  Auditing and accounting fees                                  18
  Trustees fees                                                  5
  Registration fees                                             57
  Other                                                         14
  Distribution and service fees:
     Class A                                                    34
     Class B                                                   468
     Class C                                                    71
     Class M                                                    36
                                                          --------
  Total expenses                                             1,899
  Less:
     Advisory fee waiver                                        (9)
                                                          --------
  Net expenses                                               1,890
                                                          --------
Net Investment Income (Loss)                                  (685)
                                                          --------
Net Realized Gain (Loss) from:
  Investment securities                                     (4,013)
  Written option contracts                                    (407)
                                                          --------
                                                            (4,420)
                                                          --------
Net Increase (Decrease) in Unrealized Appreciation
  (Depreciation) on Investment Securities                   11,181
                                                          --------
Net Gain (Loss) on Investment Securities and Option
  Contracts                                                  6,761
                                                          --------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                              $  6,076
                                                          ========

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                       IDEX Protected Principal Stock 10

IDEX Protected Principal Stock

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the year or period ended
(all amounts in thousands)

                                                   October 31,    October 31,
                                                      2003         2002 (a)
                                                   -----------    -----------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                      $   (685)      $   (283)
  Net realized gain (loss) from investment
     securities and option contracts                  (4,420)         5,178
  Net unrealized appreciation
     (depreciation) on investment
     securities and option contracts                  11,181         (4,968)
                                                    --------       --------
                                                       6,076            (73)
                                                    --------       --------
Distributions to Shareholders:
  From net investment income:
     Class A                                               -              -
     Class B                                               -              -
     Class C                                               -              -
     Class M                                               -              -
                                                    --------       --------
                                                           -              -
                                                    --------       --------
  From net realized gains:
     Class A                                            (728)             -
     Class B                                          (3,475)             -
     Class C                                            (519)             -
     Class M                                            (301)             -
                                                    --------       --------
                                                      (5,023)             -
                                                    --------       --------
Capital Share Transactions:
  Proceeds from shares sold:
     Class A                                             171         10,820
     Class B                                               -         48,436
     Class C                                               6          7,097
     Class M                                               -          4,100
                                                    --------       --------
                                                         177         70,453
                                                    --------       --------
  Dividends and distributions reinvested:
     Class A                                             733              -
     Class B                                           3,468              -
     Class C                                             519              -
     Class M                                             301              -
                                                    --------       --------
                                                       5,021              -
                                                    --------       --------
  Cost of shares redeemed:
     Class A                                          (2,125)          (431)
     Class B                                          (4,642)        (1,200)
     Class C                                            (576)          (128)
     Class M                                            (858)           (25)
                                                    --------       --------
                                                      (8,201)        (1,784)
                                                    --------       --------
                                                      (3,003)        68,669
                                                    --------       --------
Net increase (decrease) in net assets                 (1,950)        68,596
                                                    --------       --------
Net Assets:
  Beginning of year                                   68,596              -
                                                    --------       --------
  End of year                                       $ 66,646       $ 68,596
                                                    ========       ========
Undistributed Net Investment Income (Loss)          $      -        $     -
                                                    ========       ========

Share Activity:
  Shares issued:
     Class A                                              17          1,082
     Class B                                               -          4,841
     Class C                                               1            710
     Class M                                               -            410
                                                    --------       --------
                                                          18          7,043
                                                    --------       --------
  Shares issued-reinvested from distributions:
     Class A                                              78              -
     Class B                                             369              -
     Class C                                              55              -
     Class M                                              32              -
                                                    --------       --------
                                                         534              -
                                                    --------       --------
  Shares redeemed:
     Class A                                            (213)           (45)
     Class B                                            (480)          (126)
     Class C                                             (59)           (13)
     Class M                                             (87)            (3)
                                                    --------       --------
                                                        (839)          (187)
                                                    --------       --------
Net increase (decrease) in shares
  outstanding                                           (287)         6,856
                                                    ========       ========

(a)  Commenced operations on July 1, 2002.

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                       IDEX Protected Principal Stock 11

IDEX Protected Principal Stock

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                        For a share of beneficial interest outstanding throughout each period
                       -------------------------------------------------------------------------------------------------------------
                                               Investment Operations                       Distributions
                                    ------------------------------------------  ---------------------------------------
                        Net Asset                                                                                          Net Asset
            For the       Value,         Net         Net Realized                From Net     From Net                       Value,
            Period      Beginning     Investment    and Unrealized     Total    Investment    Realized        Total           End
         Ended (d)(g)   of Period   Income (Loss)     Gain (Loss)   Operations    Income        Gains     Distributions    of Period
------------------------------------------------------------------------------------------------------------------------------------
Class A   10/31/2003     $10.01       $ (0.04)          $0.92         $0.88        $   -      $ (0.74)      $ (0.74)        $ 10.15
          10/31/2002      10.00         (0.02)           0.03          0.01            -            -             -           10.01
------------------------------------------------------------------------------------------------------------------------------------
Class B   10/31/2003      10.01         (0.11)           0.99          0.88            -        (0.74)        (0.74)          10.15
          10/31/2002      10.00         (0.04)           0.05          0.01            -            -             -           10.01
------------------------------------------------------------------------------------------------------------------------------------
Class C   10/31/2003      10.01         (0.11)           0.99          0.88            -        (0.74)        (0.74)          10.15
          10/31/2002      10.00         (0.04)           0.05          0.01            -            -             -           10.01
------------------------------------------------------------------------------------------------------------------------------------
Class M   10/31/2003      10.01         (0.10)           0.97          0.87            -        (0.74)        (0.74)          10.14
          10/31/2002      10.00         (0.04)           0.05          0.01            -            -             -           10.01
------------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                        -----------------------------------------------------------------------
                                                           Ratio of Expenses
                                         Net Assets,           to Average          Net Investment
             For the                        End of           Net Assets (a)         Income (Loss)     Portfolio
             Period          Total          Period      -----------------------      to Average       Turnover
            Ended (g)     Return (c)       (000's)       Net (e)     Total (f)     Net Assets (a)     Rate (b)
----------------------------------------------------------------------------------------------------------------
Class A   10/31/2003         9.44%         $ 9,320         2.25%        2.25%           (0.46)%           3%
          10/31/2002         0.10           10,381         2.25         2.62            (0.70)           14
----------------------------------------------------------------------------------------------------------------
Class B   10/31/2003         9.44           46,709         2.90         2.90            (1.11)            3
          10/31/2002         0.10           47,170         2.90         3.28            (1.35)           14
----------------------------------------------------------------------------------------------------------------
Class C   10/31/2003         9.44            7,041         2.90         2.90            (1.11)            3
          10/31/2002         0.10            6,969         2.90         3.28            (1.35)           14
----------------------------------------------------------------------------------------------------------------
Class M   10/31/2003         9.33            3,576         2.80         2.80            (1.01)            3
          10/31/2002         0.10            4,076         2.80         3.18            (1.25)           14
----------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  IDEX Protected Principal Stock commenced operations on July 1, 2002.

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                       IDEX Protected Principal Stock 12

IDEX Protected Principal Stock

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At October 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

IDEX Mutual Funds is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX Protected Principal Stock ("the Fund"), part of IDEX Mutual Funds, began operations on July 1, 2002.

In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers four classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. Currently all share classes are closed to new investors. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Trustees and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2003, was paying an interest rate of 0.75%.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Options contracts: The Fund may enter into options contracts to manage exposure to market fluctuations. Option contracts are valued at the average of the bid and ask ("Mean Quote") established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with options are imperfect correlation between the change in value of the securities held and the prices of options; the possibility of an illiquid market and inability of the counterparty to meet the contract terms. When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written.

The underlying face amounts of open contracts at October 31, 2003, are listed in the Schedule of Investments.

Substantially all the Fund's common stocks are memo pledged as collateral by the custodian for the listed short index option contracts written by the Fund. The custodian uses the escrow receipt depository of the Options Clearing Corporation ("OCC") to effect pledging while maintaining custody of the stock positions, rather than delivering them to broker-dealers. The OCC guarantees the obligations of the contracts that they clear are fulfilled.

Transactions in written call and put options were as follows:

                             Premium      Contracts*
                          ------------   -----------
Balance at 10/31/2002     $ 1,670              727
Sales                      14,258            5,236
Closing Buys              (11,695)          (4,461)
Expirations                (1,634)            (864)
                          -------           ------
Balance at 10/31/2003     $ 2,599              638
                          =======           ======

*Contracts not in thousands

IDEX Mutual Funds                                             Annual Report 2003

                       IDEX Protected Principal Stock 13

IDEX Protected Principal Stock

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

IDEX Protected Principal Stock Guarantee: The Fund's investment adviser, AEGON/Transamerica Fund Advisers, Inc. ("ATFA"), guarantees shareholders a Guaranteed Amount five years after the end of the Offering Period. The Guaranteed Amount will be no less than the value of that shareholder's account on the Investment Date, less extraordinary charges, provided that shareholders have reinvested all dividends and distributions in additional shares and have redeemed no shares ("Guarantee"). Please see the Prospectus and the Statement of Additional Information for further information on the Guarantee.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

ATFA is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following stated break points:

    1.30% of the first $100 million of ANA
    1.25% of ANA over $100 million

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    1.90% Expense Limit

If total fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

                    Advisory Fee       Available for
                       Waived        Recapture Through
                   --------------   ------------------
Fiscal Year 2003        $  9            10/31/2006
Fiscal Year 2002          85            10/31/2005

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The 12b-1 fee for the Fund is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Class A          0.35%
  Class B          1.00%
  Class C          1.00%
  Class M          0.90%

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, M and certain A share redemptions. For the year ended October 31, 2003, the underwriter commissions were as follows:

     Received by Underwriter    $ -
     Retained by Underwriter      -
     Contingent Sales Charges   182

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at a cost and is reimbursed monthly.

Transfer agent fees: The Fund incurs ATIS annual per-account charges (not in thousands) of $20.00 for each open shareholder account and $1.63 for each closed account maintained, and certain out of pocket expenses.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any IDEX Fund. At October 31, 2003, the value of invested plan amounts was $1. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2003, are as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $  2,229
  U.S. Government                                          39
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                $ 11,166
  U.S. Government                                         109

IDEX Mutual Funds                                             Annual Report 2003

                       IDEX Protected Principal Stock 14

IDEX Protected Principal Stock

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. Dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year-end, and may differ from the estimated amounts. These reclassifications are as follows:

     Shares of beneficial interest, unlimited
       shares authorized                            $ (793)
     Undistributed net investment income (loss)        685
     Accumulated net realized gain (loss) from
       investment securities                           108

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets primarily due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                $     -
       Long-term capital gains              -
     2003 Distributions paid from:
       Ordinary income                $ 1,581
       Long-term capital gains          3,442

The tax basis components of distributable earnings as of October 31, 2003, are as follows:

     Undistributed Ordinary Income                  $      -
                                                    ========
     Undistributed Long-term Capital Gains          $      -
                                                    ========
     Capital Loss Carryforward                      $ (4,710)
                                                    ========
     Net Unrealized Appreciation (Depreciation)     $  5,817
                                                    ========

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

 Capital Loss
 Carryforward   Available through
-------------- ------------------
 $     4,710    October 31, 2011

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2003, are as follows:

     Federal Tax Cost Basis                         $ 61,560
                                                    ========
     Unrealized Appreciation                        $  9,071
     Unrealized (Depreciation)                        (3,254)
                                                    --------
     Net Unrealized Appreciation (Depreciation)     $  5,817
                                                    ========


IDEX Mutual Funds                                             Annual Report 2003

                       IDEX Protected Principal Stock 15

--------------------------------------------------------------------------------

              Report of Independent Certified Public Accountants

To the Board of Trustees and Shareholders of IDEX Protected Principal Stock

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of IDEX Protected Principal Stock (the "Fund") (one of the portfolios constituting the IDEX Mutual Funds) at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
December 18, 2003


IDEX Mutual Funds                                             Annual Report 2003

                       IDEX Protected Principal Stock 16

IDEX Salomon All Cap

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

In the last fifteen months, we have believed that the unprecedented amount of monetary and fiscal stimulus would lift the U.S. economy. If we look back several years, the concerns of the administration have been much different than twenty to twenty five years ago. Then the primary focus was on taming inflation and the appointment of Paul Volcker as Chairman of the Federal Reserve Board ("Fed") signaled a concerted effort in this regard would be waged. Conversely, in the last few years, the concerns have been about staving off the threat of deflation. In fact, on November 21, 2002, Ben Bernanke, a Fed Governor gave a speech titled "Deflation: Making Sure It Doesn't Happen Here". Given the tax cuts of 2001 and 2003 and with the monetary authorities well along the road to cutting interest rates a record thirteen times, it seemed to us that our government was going to "throw everything but the kitchen sink" at the economy in its attempt to revive growth. As a result, our focus has been on those companies likely to benefit from an economic recovery. That emphasis hurt our performance in the last quarter of fiscal 2002, when the market went into a free fall, but has been quite helpful in the last twelve months.

Our investment approach also is reflected in our sector weights within the Russell 3000. We have been overweight information technology ("IT"), consumer discretionary, and materials believing these sectors of the market are quite sensitive to the level of economic activity.

PERFORMANCE

For the year ended October 31, 2003, IDEX Salomon All Cap returned 34.91%. By comparison its benchmark, the Russell 3000 Index ("Russell 3000") returned 23.69%.

STRATEGY REVIEW

Significant purchases during the last fiscal year in IT included Intel Corporation, Taiwan Semiconductor Manufacturing Company Ltd., Solectron Corporation, Motorola, Inc., Agilent Technologies, Inc., Hewlett-Packard Company, Nokia Oyj, IKON Office Solutions, Inc., and Lattice Semiconductor Corporation. Principal new or increased holdings in consumer discretionary included Liberty Media Corporation, The News Corporation Limited, Hasbro Inc., Comcast Corporation, Costco Wholesale Corporation, Sabre Holdings Corporation, Metro-Goldwyn-Mayer Inc., and The Gap, Inc.

Our purchases within materials during the year included Newmont Mining Corporation, Georgia-Pacific Corporation, The Dow Chemical Company, Weyerhaeuser Company, Cabot Corporation, USX-U.S. Steel Group, Nucor Corporation, and Allegheny Technologies Incorporated. Although we have been underweight financials, principal purchases included The Bank of New York Company, Inc., Merrill Lynch & Co., Inc., Morgan Stanley, State Street Corporation, Ambac Financial Group, Inc., MBIA, Inc., Chubb Corporation, The Hartford Financial Services Group, Inc., and American International Group, Inc. Although we have been underweight healthcare, we recently decided to increase our holdings in the large pharmaceuticals companies including Johnson & Johnson, Abbott Laboratories, Pfizer Inc., Wyeth, Bristol-Myers Squibb Co., and Merck & C., Inc.

Other significant purchases or additions to existing positions during the last year included The Boeing Company, Raytheon Company, SBC Communications Inc., McKesson HBOC, Inc., Caterpillar, Inc., Radian Group, Inc., Safeway Inc., Waste Management, Inc., and The Williams Companies, Inc.

Principal sales in the year just completed included McDonald's Corporation, Agere Systems Inc., Countrywide Credit Industries, Inc., Cablevision Systems Corporation, LSI Logic Corporation, ICN Pharmaceuticals, Inc., The St. Paul Companies, Inc., and Maxtor Corporation.

/s/ John G. Goode

John G. Goode

/s/ Peter J. Hable

Peter J. Hable
Co-Fund Managers
Salomon Brothers Asset Management Inc.


IDEX Mutual Funds                                             Annual Report 2003

                             IDEX Salomon All Cap 1

IDEX Salomon All Cap

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Growth of $10,000
Inception of 3/1/99 through 10/31/03
Investment less sales charges - $9,452

[The following table was depicted as a mountain chart in the printed material.]

     DATE                Class A          Russell 3000
------------------    ----------------    ------------
      3/1/1999             9,452              10,000
     3/31/1999             9,716              10,367
     6/30/1999            11,272              11,166
     9/30/1999            10,805              10,431
    12/31/1999            12,335              12,122
     3/31/2000            13,903              12,676
     6/30/2000            14,270              12,238
     9/30/2000            14,435              12,328
    12/31/2000            14,441              11,218
     3/31/2001            14,427               9,855
     6/30/2001            15,186              10,533
     9/30/2001            13,170               8,887
    12/31/2001            14,629               9,933
     3/31/2002            14,637              10,029
     6/30/2002            12,194               8,716
     9/30/2002             9,552               7,214
    12/31/2002            10,698               7,793
     3/31/2003            10,150               7,556
     6/30/2003            12,483               8,783
     9/30/2003            13,141               9,084
    10/31/2003            13,908               9,634

Average Annual Total Return for Periods Ended 10/31/03
--------------------------------------------------------------------------------

                                    From       Inception
                     1 year      Inception       Date
                  -----------   -----------   ----------
Class A (NAV)         34.91%        8.62%        3/1/99
Class A (POP)         27.49%        7.32%        3/1/99
Russell 30001         23.69%       -0.79%        3/1/99
---------------       -----       ------         ------
Class B (NAV)         34.23%        7.93%        3/1/99
Class B (POP)         29.23%        7.76%        3/1/99
---------------       -----       ------         ------
Class C (NAV)         34.23%        5.20%       11/1/99
---------------       -----       ------        -------
Class L (NAV)             -        31.87%      11/11/02
Class L (POP)             -        29.87%      11/11/02
---------------       -----       ------       --------
Class M (NAV)         34.39%        8.04%        3/1/99
Class M (POP)         32.04%        7.81%        3/1/99
---------------       -----       ------       --------

NOTES

(1) The Russell 3000 (Russell 3000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source:
     Standard & Poor's Micropal(R)(C) Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares, (2% in the 1st year and 1% in the 2nd year) for Class L shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Class C and M shares are not available to new investors.

Investments in a "non-diversified" fund may be subject to specific risks such as susceptibility to single economic political, or regulatory events, and may be subject to greater loss than investments in a diversified fund.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.


IDEX Mutual Funds                                             Annual Report 2003

                             IDEX Salomon All Cap 2

IDEX Salomon All Cap

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts except share amounts in thousands)

                                                           Shares               Value
                                                    --------------------   --------------
PREFERRED STOCKS (1.2%)
Motion Pictures (1.2%)
  News Corporation Limited (The)-ADR                        209,000        $   6,166
                                                                           ---------
Total Preferred Stocks (cost: $5,838)                                          6,166
                                                                           ---------
COMMON STOCKS (80.2%)
Aerospace (0.5%)
  Boeing Company (The)                                       70,000            2,694
Amusement & Recreation Services (1.2%)
  Disney (Walt) Company (The)                               263,900            5,975
Apparel & Accessory Stores (0.5%)
  Gap, Inc. (The)                                           119,400            2,278
Automotive (0.9%)
  Honeywell International Inc.                              140,000            4,285
Business Services (0.7%)
  Catalina Marketing Corporation (a)(b)                      70,500            1,244
  NDCHealth Corporation                                      91,100            2,404
Chemicals & Allied Products (4.4%)
  Cabot Corporation                                         275,000            7,673
  Crompton Corporation                                      354,700            1,901
  Dow Chemical Company (The)                                125,100            4,715
  Olin Corporation                                          138,700            2,415
  Potash Corporation of Saskatchewan Inc.                    67,000            5,275
Commercial Banks (2.6%)
  Bank One Corporation                                      100,000            4,245
  Mitsubishi Tokyo Financial Group, Inc.                        706            5,078
  State Street Corporation                                   69,400            3,634
Communication (3.1%)
  Comcast Corporation-Special Class A (a)                   265,000            8,644
  Liberty Media Corporation-Class A (a)                     680,300            6,864
Communications Equipment (4.4%)
  Motorola, Inc. (b)                                        550,000            7,442
  Nokia Oyj-ADR                                             400,000            6,796
  Telefonaktiebolaget LM Ericsson-
    ADR (a)(b)                                              464,660            7,936
Computer & Data Processing Services (4.4%)
  IMS Health Incorporated                                   100,000            2,353
  Micromuse Inc. (a)                                        618,000            4,975
  RealNetworks, Inc. (a)                                    710,000            4,722
  Sabre Holdings Corporation                                175,500            3,845
  Unisys Corporation (a)                                    414,700            6,370
Computer & Office Equipment (2.5%)
  3Com Corporation (a)                                      958,700            6,903
  Hewlett-Packard Company                                   249,900            5,575
Drug Stores & Proprietary Stores (0.0%)
  Medco Health Solutions, Inc. (a)                            6,548              217

Electronic & Other Electric Equipment (0.3%)
  Sony Corporation                                           50,000        $   1,743
Electronic Components & Accessories (4.9%)
  Intel Corporation                                         224,900            7,433
  Lattice Semiconductor Corporation (a)                     213,000            1,661
  Solectron Corporation (a)                               1,350,000            7,479
  Taiwan Semiconductor Manufacturing
    Company Ltd.-ADR (a)(b)                                 450,000            4,977
  Texas Instruments Incorporated                            100,000            2,892
Environmental Services (1.1%)
  Waste Management, Inc.                                    210,000            5,443
Fabricated Metal Products (0.1%)
  Shaw Group Inc. (The) (a)(b)                               47,800              652
Food & Kindred Products (0.7%)
  Archer Daniels Midland Co.                                250,000            3,588
Food Stores (0.7%)
  Safeway Inc. (a)                                          175,000            3,693
Gas Production & Distribution (0.8%)
  Williams Companies, Inc. (The) (b)                        400,000            4,080
Health Services (0.5%)
  Enzo Biochemical, Inc. (a)(b)                             125,000            2,313
Holding & Other Investment Offices (0.2%)
  Friedman, Billings, Ramsey Group, Inc.                     63,200            1,259
Hotels & Other Lodging Places (0.4%)
  Extended Stay America, Inc. (a)                           135,300            1,989
Industrial Machinery & Equipment (1.4%)
  Caterpillar, Inc.                                          29,500            2,162
  Deere & Company                                            40,000            2,425
  Ingersoll-Rand Company-Class A                             40,300            2,434
Instruments & Related Products (3.0%)
  Agilent Technologies, Inc. (a)                            297,900            7,424
  Eastman Kodak Company                                     120,200            2,936
  Raytheon Company                                          175,400            4,645
Insurance (5.6%)
  Ambac Financial Group, Inc.                                82,900            5,864
  Chubb Corporation                                          81,200            5,425
  CNA Surety Corporation (a)                                237,700            2,593
  MBIA, Inc.                                                100,000            5,961
  MGIC Investment Corporation                                67,000            3,438
  Radian Group, Inc.                                         90,000            4,761
Insurance Agents, Brokers & Service (0.9%)
  Hartford Financial Services Group, Inc. (The)              64,100            3,519
  Marsh & McLennan Companies, Inc.                           28,000            1,197
Lumber & Other Building Materials (0.9%)
  Home Depot, Inc. (The)                                    116,000            4,300

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                                IDEX Salomon All Cap 3

IDEX Salomon All Cap

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                     Shares               Value
                                              --------------------   --------------
Lumber & Wood Products (1.9%)
  Georgia-Pacific Corporation (b)                    150,000         $   3,942
  Weyerhaeuser Company                                92,100             5,547
Manufacturing Industries (1.3%)
  Hasbro Inc.                                        311,900             6,799
Metal Mining (1.4%)
  Newmont Mining Corporation (b)                     160,900             7,044
Motion Pictures (3.1%)
  Metro-Goldwyn-Mayer Inc. (a)(b)                    240,292             3,835
  News Corporation Limited (The)-ADR (b)             149,900             5,344
  Time Warner Inc. (a)                               414,800             6,342
Oil & Gas Extraction (1.8%)
  Anadarko Petroleum Corporation                      73,400             3,202
  GlobalSantaFe Corporation (b)                      138,200             3,111
  Schlumberger Limited                                57,300             2,691
Paper & Allied Products (0.6%)
  Smurfit-Stone Container Corporation (a)            159,300             2,469
  St. Joe Company (The)                               19,500               644
Petroleum Refining (1.4%)
  Amerada Hess Corporation                            22,700             1,172
  ChevronTexaco Corporation                           76,300             5,669
Pharmaceuticals (9.7%)
  Abbott Laboratories                                170,000             7,246
  Aphton Corporation (a)(b)                          173,000             1,190
  Bristol-Myers Squibb Co.                           210,000             5,328
  Genelabs Technologies, Inc. (a)                    274,500               461
  Johnson & Johnson                                  160,000             8,053
  McKesson HBOC, Inc.                                 24,000               726
  Merck & Co., Inc.                                   90,000             3,983
  Novartis AG-ADR                                    111,100             4,263
  Pfizer Inc.                                        275,000             8,690
  Schering-Plough Corporation                        137,400             2,098
  Wyeth                                              129,300             5,707
  XOMA Ltd. (a)                                      178,600             1,338
Primary Metal Industries (3.0%)
  Alcoa Inc.                                         188,000             5,935
  Allegheny Technologies Incorporated                326,300             2,496
  Brush Engineered Materials Inc. (a)                 92,500             1,178
  Engelhard Corporation                              100,000             2,858
  Nucor Corporation (b)                               47,000             2,577
Restaurants (1.0%)
  McDonald's Corporation                             209,700             5,245
Security & Commodity Brokers (3.2%)
  American Express Company                           154,000             7,227
  Merrill Lynch & Co., Inc.                           86,000             5,091
  Morgan Stanley                                      72,900             4,000

Telecommunications (2.9%)
  Nippon Telegraph and Telephone
    Corporation-ADR                                  150,000         $   3,372
  SBC Communications Inc.                            210,700             5,053
  Vodafone Group PLC-ADR (b)                         288,800             6,108
Transportation Equipment (0.2%)
  Fleetwood Enterprises, Inc. (a)(b)                 103,700             1,045
Variety Stores (1.2%)
  Costco Wholesale Corporation (a)(b)                175,000             6,190
Wholesale Trade Durable Goods (0.8%)
  IKON Office Solutions, Inc.                        468,300             3,934
                                                                     ---------
Total Common Stocks (cost: $373,305)
                                                                       403,947
                                                                     ---------

                                             Principal        Value
                                            -----------   ------------
SECURITY LENDING COLLATERAL (9.3%)
Debt (8.2%)
Bank Notes (1.0%)
  Canadian Imperial Bank of Commerce
    1.12%, due 11/04/2003                   $ 2,043       $   2,043
  Fleet National Bank
    1.06%, due 01/21/2004                     2,862           2,862
Euro Dollar Terms (4.6%)
  Bank of Montreal
    1.03%, due 11/13/2003                     1,635           1,635
    1.04%, due 11/14/2003                     1,436           1,436
  Bank of Nova Scotia (The)
    1.06%, due 11/12/2003                       817             817
  Bank of Scotland
    1.04%, due 11/14/2003                     1,635           1,635
  Citigroup Inc.
    1.08%, due 01/05/2004                     2,452           2,452
  Credit Agricole Indosuez
    1.08%, due 01/06/2004                     1,798           1,798
  Den Danske Bank
    1.04%, due 11/10/2003                       817             817
    1.08%, due 01/20/2004                     2,452           2,452
  Royal Bank of Canada
    1.04%, due 11/24/2003                     2,043           2,043
    1.06%, due 12/08/2003                       817             817
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/15/2004                     2,452           2,452
  SouthTrust Bank
    1.08%, due 01/16/2004                     2,452           2,452
  Wells Fargo & Company
    1.04%, due 11/20/2003                     2,452           2,452
Promissory Notes (0.6%)
  Goldman Sachs Group, Inc. (The)
    1.15%, due 11/03/2003                     2,861           2,861

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                                IDEX Salomon All Cap 4

IDEX Salomon All Cap

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                      Principal        Value
                                                     -----------     -----------
Repurchase Agreements (2.0%) (c)
  Goldman Sachs Group, Inc. (The)
    1.10% Repurchase Agreement dated
    10/31/2003 to be repurchased at $817
    on 11/03/2003                                    $      817      $     817
  Merrill Lynch & Co., Inc.
    1.10% Repurchase Agreement dated
    10/31/2003 to be repurchased at $9,402
    on 11/03/2003                                         9,401          9,401

                                                       Shares           Value
                                                     ----------      -----------
Investment Companies (1.1%)
Money Market Funds (1.1%)
  Merrimac Cash Series Fund-
    Premium Class
    1-day yield of 0.97%                              5,721,750      $   5,722
Total Security Lending Collateral (cost: $46,964)                       46,964
                                                                     ---------
Total Investment Securities (cost: $420,269)                         $ 457,077
                                                                     =========
SUMMARY:
  Investments, at value                                    90.7%     $ 457,077
  Other assets in excess of liabilities                     9.3%        46,765
                                                      ---------      ---------
  Net assets                                              100.0%     $ 503,842
                                                      =========      =========



NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.

(b)  At October 31, 2003, all or a portion of this security is on loan (see Note
     1). The value at October 31, 2003, of all securities on loan is $44,895.

(c) Cash collateral for the Repurchase Agreements, valued at $10,422, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%-10.18% and 06/01/2004-12/31/2049, respectively.

DEFINITIONS:

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                             IDEX Salomon All Cap 5

IDEX Salomon All Cap

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $420,269)
     (including $44,895 of securities loaned)                     $ 457,077
  Cash                                                               93,992
  Receivables:
     Investment securities sold                                          69
     Shares of beneficial interest sold                               2,398
     Interest                                                            17
     Dividends                                                          404
     Dividend reclaims receivable                                         2
  Other                                                                  65
                                                                  ---------
                                                                    554,024
                                                                  ---------
Liabilities:
  Investment securities purchased                                     1,526
  Accounts payable and accrued liabilities:
     Shares of beneficial interest redeemed                             676
     Management and advisory fees                                       387
     Distribution fees                                                  264
     Transfer agent fees                                                169
  Payable for securities on loan                                     46,964
  Other                                                                 196
                                                                  ---------
                                                                     50,182
                                                                  ---------
Net Assets                                                        $ 503,842
                                                                  =========
Net Assets Consist of:
  Shares of beneficial interest, unlimited shares authorized      $ 542,113
  Accumulated net investment income (loss)                               (6)
  Accumulated net realized gain (loss) from investment
     securities and foreign currency transactions                   (75,069)
  Net unrealized appreciation (depreciation) on investment
     securities                                                      36,804
                                                                  ---------
Net Assets                                                        $ 503,842
                                                                  =========
Shares Outstanding:
  Class A                                                            19,494
  Class B                                                            11,686
  Class C                                                             2,481
  Class L                                                               188
  Class M                                                             2,767
Net Asset Value Per Share:
  Class A                                                         $   13.95
  Class B                                                             13.53
  Class C                                                             13.53
  Class L                                                             13.53
  Class M                                                             13.60
Offering Price Per Share (a):
  Class A                                                         $   14.76
  Class M                                                             13.74

(a) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, and L shares represents offering price. The redemption price for Classes B, L, and M shares equals net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the year ended October 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                             $      76
  Dividends                                                3,714
  Income from loaned securities-net                           63
     Less withholding taxes on foreign dividends             (39)
                                                       ---------
                                                           3,814
                                                       ---------
Expenses:
  Management and advisory fees                             2,554
  Transfer agent fees                                      1,159
  Printing and shareholder reports                           187
  Custody fees                                                42
  Administration fees                                         31
  Legal fees                                                  18
  Auditing and accounting fees                                21
  Trustees fees                                               24
  Registration fees                                           79
  Other                                                       14
  Distribution and service fees:
     Class A                                                 395
     Class B                                               1,374
     Class C                                                 327
     Class L                                                   9
     Class M                                                 320
                                                       ---------
  Total expenses                                           6,554
  Less:
     Advisory fee waiver                                    (296)
                                                       ---------
  Net expenses                                             6,258
                                                       ---------
Net Investment Income (Loss)                              (2,444)
                                                       ---------
Net Realized Gain (Loss) from:
  Investment securities                                  (14,259)
  Foreign currency transactions                              (37)
                                                       ---------
                                                         (14,296)
                                                       ---------
Net Increase (Decrease) in Unrealized Appreciation
  (Depreciation) on:
  Investment securities                                  111,856
                                                       ---------
Net Gain (Loss) on Investment Securities and Foreign
  Currency Transactions                                   97,560
                                                       ---------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                           $  95,116
                                                       =========

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                             IDEX Salomon All Cap 6

IDEX Salomon All Cap

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                                    October 31,    October 31,
                                                       2003           2002
                                                    -----------    -----------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                      $  (2,444)      $  (2,108)
  Net realized gain (loss) from investment
     securities and foreign currency
     transactions                                     (14,296)        (57,945)
  Net unrealized appreciation
     (depreciation) on investment
     securities                                       111,856         (41,773)
                                                    ---------       ---------
                                                       95,116        (101,826)
                                                    ---------       ---------
Distributions to Shareholders:
  From net investment income:
     Class A                                                -               -
     Class B                                                -               -
     Class C                                                -               -
     Class L                                                -               -
     Class M                                                -               -
                                                    ---------       ---------
                                                            -               -
                                                    ---------       ---------
  From net realized gains:
     Class A                                                -            (816)
     Class B                                                -          (1,809)
     Class C                                                -            (508)
     Class L                                                -               -
     Class M                                                -            (573)
                                                    ---------       ---------
                                                            -          (3,706)
                                                    ---------       ---------
Capital Share Transactions:
  Proceeds from shares sold:
     Class A                                          202,927          43,149
     Class B                                           26,289          76,368
     Class C                                            4,158          26,084
     Class L                                            2,385               -
     Class M                                            2,540          17,215
                                                    ---------       ---------
                                                      238,299         162,816
                                                    ---------       ---------
  Dividends and distributions reinvested:
     Class A                                                -             753
     Class B                                                -           1,663
     Class C                                                -             490
     Class L                                                -               -
     Class M                                                -             520
                                                    ---------       ---------
                                                            -           3,426
                                                    ---------       ---------
  Cost of shares redeemed:
     Class A                                          (23,992)        (41,366)
     Class B                                          (38,674)        (61,846)
     Class C                                          (15,143)        (22,540)
     Class L                                             (122)              -
     Class M                                          (12,598)        (18,060)
                                                    ---------       ---------
                                                      (90,529)       (143,812)
                                                    ---------       ---------
                                                      147,770          22,430
                                                    ---------       ---------
Net increase (decrease) in net assets                 242,886         (83,102)
                                                    ---------       ---------
Net Assets:
  Beginning of year                                   260,956         344,058
                                                    ---------       ---------
  End of year                                       $ 503,842       $ 260,956
                                                    =========       =========
Accumulated Net Investment Income (Loss)            $      (6)      $      (9)
                                                    =========       =========

Share Activity:
  Shares issued:
     Class A                                           16,039           3,144
     Class B                                            2,195           5,624
     Class C                                              367           1,918
     Class L                                              198               -
     Class M                                              212           1,257
                                                    ---------       ---------
                                                       19,011          11,943
                                                    ---------       ---------
  Shares issued-reinvested from distributions:
     Class A                                                -              53
     Class B                                                -             118
     Class C                                                -              35
     Class L                                                -               -
     Class M                                                -              37
                                                    ---------       ---------
                                                            -             243
                                                    ---------       ---------
  Shares redeemed:
     Class A                                           (2,110)         (3,337)
     Class B                                           (3,473)         (5,247)
     Class C                                           (1,383)         (1,913)
     Class L                                              (10)              -
     Class M                                           (1,147)         (1,510)
                                                    ---------       ---------
                                                       (8,123)        (12,007)
                                                    ---------       ---------
Net increase (decrease) in shares
  outstanding                                          10,888             179
                                                    =========       =========

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                             IDEX Salomon All Cap 7

IDEX Salomon All Cap

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                          For a share of beneficial interest outstanding throughout each period
                        ------------------------------------------------------------------------------------------------------------
                                                Investment Operations                       Distributions
                                     ------------------------------------------  -------------------------------------
                         Net Asset                                                                                        Net Asset
             For the       Value,         Net        Net Realized                 From Net    From Net                      Value,
             Period      Beginning     Investment   and Unrealized      Total    Investment   Realized       Total           End
          Ended (d)(g)   of Period   Income (Loss)    Gain (Loss)    Operations    Income       Gains    Distributions    of Period
------------------------------------------------------------------------------------------------------------------------------------
Class A   10/31/2003     $ 10.34       $ (0.04)       $   3.65       $  3.61         $ -      $     -      $     -        $ 13.95
          10/31/2002       13.63             -           (3.15)        (3.15)          -        (0.14)       (0.14)         10.34
          10/31/2001       15.51          0.12           (1.58)        (1.46)          -        (0.42)       (0.42)         13.63
          10/31/2000       11.70          0.08            3.92          4.00           -        (0.19)       (0.19)         15.51
          10/31/1999       10.00          0.02            1.68          1.70           -            -            -          11.70
------------------------------------------------------------------------------------------------------------------------------------
Class B   10/31/2003       10.08         (0.12)           3.57          3.45           -            -            -          13.53
          10/31/2002       13.41         (0.10)          (3.09)        (3.19)          -        (0.14)       (0.14)         10.08
          10/31/2001       15.36          0.02           (1.55)        (1.53)          -        (0.42)       (0.42)         13.41
          10/31/2000       11.66         (0.03)           3.92          3.89           -        (0.19)       (0.19)         15.36
          10/31/1999       10.00         (0.02)           1.68          1.66           -            -            -          11.66
------------------------------------------------------------------------------------------------------------------------------------
Class C   10/31/2003       10.08         (0.12)           3.57          3.45           -            -            -          13.53
          10/31/2002       13.42         (0.10)          (3.10)        (3.20)          -        (0.14)       (0.14)         10.08
          10/31/2001       15.36          0.02           (1.54)        (1.52)          -        (0.42)       (0.42)         13.42
          10/31/2000       11.66         (0.03)           3.92          3.89           -        (0.19)       (0.19)         15.36
------------------------------------------------------------------------------------------------------------------------------------
Class L   10/31/2003       10.26         (0.12)           3.39          3.27           -            -            -          13.53
------------------------------------------------------------------------------------------------------------------------------------
Class M   10/31/2003       10.12         (0.10)           3.58          3.48           -            -            -          13.60
          10/31/2002       13.44         (0.08)          (3.10)        (3.18)          -        (0.14)       (0.14)         10.12
          10/31/2001       15.38          0.04           (1.56)        (1.52)          -        (0.42)       (0.42)         13.44
          10/31/2000       11.67         (0.02)           3.92          3.90           -        (0.19)       (0.19)         15.38
          10/31/1999       10.00         (0.01)           1.68          1.67           -            -            -          11.67
------------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                        -----------------------------------------------------------------------
                                                           Ratio of Expenses
                                         Net Assets,           to Average          Net Investment
             For the                        End of           Net Assets (a)         Income (Loss)     Portfolio
             Period          Total          Period      -----------------------      to Average       Turnover
            Ended (g)     Return (c)       (000's)       Net (e)     Total (f)     Net Assets (a)     Rate (b)
----------------------------------------------------------------------------------------------------------------
Class A   10/31/2003         34.91%       $ 271,958        1.55%        1.64%           (0.36)%           30%
          10/31/2002        (23.44)          57,528        1.55         1.65            (0.03)           162
          10/31/2001         (9.49)          77,791        1.58         1.68             0.75             82
          10/31/2000         34.50           25,575        1.55         2.41             0.45             91
          10/31/1999         17.03            1,880        1.55         8.85             0.35             83
----------------------------------------------------------------------------------------------------------------
Class B   10/31/2003         34.23          158,147        2.20         2.29            (1.01)            30
          10/31/2002        (24.11)         130,709        2.20         2.30            (0.68)           162
          10/31/2001        (10.09)         167,214        2.23         2.33             0.10             82
          10/31/2000         33.72           38,203        2.20         3.06            (0.20)            91
          10/31/1999         16.60            1,571        2.20         9.50            (0.30)            83
----------------------------------------------------------------------------------------------------------------
Class C   10/31/2003         34.23           33,572        2.20         2.29            (1.01)            30
          10/31/2002        (24.11)          35,248        2.20         2.30            (0.68)           162
          10/31/2001        (10.09)          46,369        2.23         2.33             0.10             82
          10/31/2000         33.72           10,675        2.20         3.06            (0.20)            91
----------------------------------------------------------------------------------------------------------------
Class L   10/31/2003         31.87            2,547        2.20         2.29            (1.01)            30
----------------------------------------------------------------------------------------------------------------
Class M   10/31/2003         34.39           37,618        2.10         2.19            (0.91)            30
          10/31/2002        (24.00)          37,471        2.10         2.20            (0.58)           162
          10/31/2001        (10.00)          52,684        2.13         2.23             0.20             82
          10/31/2000         33.84           10,785        2.10         2.96            (0.10)            91
          10/31/1999         16.67              728        2.10         9.40            (0.20)            83
----------------------------------------------------------------------------------------------------------------

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                             IDEX Salomon All Cap 8

IDEX Salomon All Cap

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ended 10/31/2001, 10/31/2002, and 10/31/2003.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) IDEX Salomon All Cap ("the Fund") commenced operations on March 1, 1999. The inception date for the Fund's offering of share classes C and L are as follows:
        Class C - November 1, 1999
        Class L - November 11, 2002

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                             IDEX Salomon All Cap 9

IDEX Salomon All Cap

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At October 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

IDEX Mutual Funds is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX Salomon All Cap ("the Fund"), part of IDEX Mutual Funds, began operations on March 1, 1999. The fund is "non-diversified" under the 1940 Act.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers five classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. Effective November 11, 2002, Class C and M shares were closed to new investors. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Trustees and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2003, was paying an interest rate of 0.75%.

Directed brokerage: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which IDEX Mutual Funds has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within IDEX Mutual Funds, or by any other party. Directed commissions during the year ended October 31, 2003, of $33 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $22 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are included in Investment securities at value on the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

IDEX Mutual Funds                                             Annual Report 2003

                            IDEX Salomon All Cap 10

IDEX Salomon All Cap

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (ie: through the assets allocation funds)

                                       Net           % of
                                      Assets      Net Assets
                                   -----------   -----------
IDEX Asset Allocation
  Conservative Portfolio           $ 14,701            3%
IDEX Asset Allocation Growth         49,465           10%
IDEX Asset Allocation Moderate
  Growth                             83,890           17%
IDEX Asset Allocation Moderate       56,598           11%
                                                      --
                                                      41%
                                                      ==

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following stated break points:

    0.80% of the first $500 million of ANA
    0.70% of ANA over $500 million

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    1.20% Expense Limit

If total fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The 12b-1 fee for the Fund is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Class A          0.35%
  Class B          1.00%
  Class C          1.00%
  Class L          1.00%
  Class M          0.90%

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, L, M and certain A share redemptions. For the year ended October 31, 2003, the underwriter commissions were as follows:

     Received by Underwriter    $ 260
     Retained by Underwriter       25
     Contingent Sales Charges     576

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at a cost and is reimbursed monthly.

Transfer agent fees: The Fund incurs ATIS annual per-account charges (not in thousands) of $20.00 for each open shareholder account and $1.63 for each closed account maintained, and certain out of pocket expenses.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with an affiliate of the sub-adviser for the year ended October 31, 2003, were $10.

IDEX Mutual Funds                                             Annual Report 2003

                            IDEX Salomon All Cap 11

IDEX Salomon All Cap

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any IDEX Fund. At October 31, 2003, the value of invested plan amounts was $11. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2003, are as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 137,407
  U.S. Government                                        1,489
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                   86,945
  U.S. Government                                        1,424

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Shares of beneficial interest, unlimited shares
       authorized                                       $ (2,504)
     Accumulated net investment income (loss)              2,447
     Accumulated net realized gain (loss) from
       investment securities and foreign currency
       transactions                                           57



The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets primarily due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                $ 3,106
       Long-term capital gains            600
     2003 Distributions paid from:
       Ordinary income                $     -
       Long-term capital gains              -

The tax basis components of distributable earnings as of October 31, 2003, are as follows:

     Undistributed Ordinary Income                  $       -
                                                    =========
     Undistributed Long-term Capital Gains          $       -
                                                    =========
     Capital Loss Carryforward                      $ (74,605)
                                                    =========
     Net Unrealized Appreciation (Depreciation)     $  36,373
                                                    =========

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

      Capital Loss
      Carryforward         Available through
-----------------------   ------------------
 $      60,548             October 31, 2010
        14,057             October 31, 2011

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2003, are as follows:

     Federal Tax Cost Basis                         $ 420,704
                                                    =========
     Unrealized Appreciation                        $  47,433
     Unrealized (Depreciation)                        (11,060)
                                                    ---------
     Net Unrealized Appreciation (Depreciation)     $  36,373
                                                    =========

IDEX Mutual Funds                                             Annual Report 2003

                            IDEX Salomon All Cap 12

--------------------------------------------------------------------------------

              Report of Independent Certified Public Accountants

To the Board of Trustees and Shareholders of IDEX Salomon All Cap

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of IDEX Salomon All Cap (the "Fund") (one of the portfolios constituting the IDEX Mutual Funds) at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
December 18, 2003


IDEX Mutual Funds                                             Annual Report 2003

                            IDEX Salomon All Cap 13

IDEX Salomon Investors Value

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

The U.S. equity market rallied strongly during the twelve months ended October 31st. Favorable economic data and improved corporate profits fueled higher stock prices. Increased merger and acquisition activity also helped push stocks higher.

Technology led the Standard and Poor's 500 Composite Stock Index ("S&P 500") performance during the period. The technology sector of the S&P 500 gained almost 43% during the period, accounting for approximately 30% of its return for the period. Other leading sectors included materials, utilities and financials. The materials sector gathered steam with improving economic reports and the financials sector responded to favorable mortgage origination trends, improved credit quality and strengthening capital markets. Although all sectors had positive returns during the period, lagging sectors included communication services, healthcare and consumer staples.

PERFORMANCE

For the year ended October 31, 2003, IDEX Salomon Investors Value returned 23.57%. By comparison its benchmark, the S&P 500, returned 20.79%.

STRATEGY REVIEW

The portfolio's outperformed the S&P 500 during the period and was attributable to security selection. Security selection was strongest in the consumer discretionary and financial sectors and weakest in the healthcare and energy sectors. Top contributors during the period included Lucent Technologies Inc., Comverse Technology, Inc., Solectron Corporation, Morgan Chase & Co. (J.P.), and FleetBoston Financial Corporation. Stocks that underperformed came from a number of different sectors and included Schering-Plough Corporation, Tenet Healthcare Corporation ("Tenet"), Safeway, AT&T Corp. and Freddie Mac. We sold Freddie Mac and Tenet during the period but continued to hold the remaining stocks as of the end of October.

/s/ John B. Cunningham

John B. Cunningham, CFA

/s/ Mark J. McAllister

Mark J. McAllister, CFA
Co-Fund Managers
Salomon Brothers Asset Management Inc.


IDEX Mutual Funds                                             Annual Report 2003

                         IDEX Salomon Investors Value 1

IDEX Salomon Investors Value

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Growth of $10,000
Inception of 2/1/97 through 10/31/03
Investment less sales charges - $9,452

[The following table was depicted as a mountain chart in the printed material.]

    DATE                   Class A             S&P 500
------------------    -----------------      -----------
     2/1/1997               9,452              10,000
    3/31/1997               9,197               9,665
    6/30/1997              10,450              11,351
    9/30/1997              11,360              12,201
   12/31/1997              11,289              12,551
    3/31/1998              12,413              14,301
    6/30/1998              11,954              14,773
    9/30/1998               9,746              13,306
   12/31/1998              10,487              16,138
    3/31/1999              10,863              16,942
    6/30/1999              12,457              18,136
    9/30/1999              10,790              17,005
   12/31/1999              11,360              19,533
    3/31/2000              12,080              19,981
    6/30/2000              11,626              19,451
    9/30/2000              12,356              19,263
   12/31/2000              13,325              17,757
    3/31/2001              13,221              15,653
    6/30/2001              13,707              16,568
    9/30/2001              12,336              14,137
   12/31/2001              13,053              15,648
    3/31/2002              13,507              15,691
    6/30/2002              11,709              13,590
    9/30/2002               9,322              11,243
   12/31/2002              10,404              12,191
    3/31/2003               9,902              11,806
    6/30/2003              11,758              13,624
    9/30/2003              11,908              13,984
   10/31/2003              12,551              14,775

Average Annual Total Return for Periods Ended 10/31/03
--------------------------------------------------------------------------------

                                                From       Inception
                     1 year      5 years     Inception       Date
                  -----------   ---------   -----------   ----------
Class A (NAV)         23.57%       3.59%        4.30%        2/1/97
Class A (POP)         16.77%       2.42%        3.43%        2/1/97
S&P 500(1)            20.79%       0.53%        5.96%        2/1/97
---------------       -----        ----        -----         ------
Class B (NAV)         22.93%       2.95%        3.66%        2/1/97
Class B (POP)         17.93%       2.77%        3.66%        2/1/97
---------------       -----        ----        -----         ------
Class C (NAV)         22.93%          -         2.77%       11/1/99
---------------       -----        ----        -----        -------
Class L (NAV)             -           -        23.81%      11/11/02
Class L (POP)             -           -        21.81%      11/11/02
---------------       -----        ----        -----       --------
Class M (NAV)         22.99%       3.05%        3.76%        2/1/97
Class M (POP)         20.76%       2.84%        3.61%        2/1/97
---------------       -----        ----        -----       --------

NOTES

(1) The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B, (2% in the 1st year and 1% in the 2nd year) for Class L shares shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Class C and M shares are not available to new investors.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.


IDEX Mutual Funds                                             Annual Report 2003

                         IDEX Salomon Investors Value 2

IDEX Salomon Investors Value

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts except share amounts in thousands)

                                                          Shares             Value
-----------------------------------------------------------------------------------
PREFERRED STOCKS (1.4%)
Motion Pictures (1.4%)
  News Corporation Limited (The)-ADR                      124,500         $   3,673
                                                                          ---------
Total Preferred Stocks (cost: $2,922)                                         3,673
                                                                          ---------
COMMON STOCKS (88.8%)
Aerospace (2.2%)
  Lockheed Martin Corporation                              40,400             1,873
  United Technologies Corporation                          44,100             3,735
Amusement & Recreation Services (0.6%)
  MGM MIRAGE (a)                                           47,500             1,686
Automotive (1.6%)
  Honeywell International Inc.                            132,500             4,056
Chemicals & Allied Products (1.0%)
  Dow Chemical Company (The)                               67,100             2,529
Commercial Banks (10.2%)
  Bank of America Corporation                              35,300             2,673
  Bank of New York Company, Inc. (The)                    115,500             3,602
  FleetBoston Financial Corporation                       104,000             4,202
  MBNA Corporation                                        134,400             3,326
  Morgan Chase & Co. (J.P.)                                83,000             2,980
  U.S. Bancorp                                            128,400             3,495
  Wachovia Corporation                                     65,500             3,004
  Wells Fargo & Company                                    52,600             2,962
Communication (3.1%)
  Comcast Corporation-Class A (a)                          68,800             2,334
  Comcast Corporation-Special Class A (a)                  74,800             2,440
  Liberty Media Corporation-Class A (a)                   316,500             3,193
Communications Equipment (3.5%)
  Comverse Technology, Inc. (a)(b)                        151,800             2,738
  Lucent Technologies Inc. (a)(b)                         959,400             3,070
  Nokia Oyj-ADR                                           197,000             3,347
Computer & Data Processing Services (0.5%)
  VERITAS Software Corporation (a)                         38,300             1,385
Computer & Office Equipment (4.6%)
  3Com Corporation (a)                                    218,700             1,575
  Hewlett-Packard Company                                 236,600             5,279
  International Business Machines
    Corporation                                            26,500             2,371
  Sun Microsystems, Inc. (a)                              689,000             2,728
Department Stores (1.0%)
  Federated Department Stores, Inc.                        55,100             2,620
Electric Services (2.2%)
  FirstEnergy Corp.                                        91,600             3,150
  Progress Energy, Inc.                                    62,300             2,685

Electric, Gas & Sanitary Services (1.9%)
  NiSource Inc.                                           139,800         $   2,895
  Xcel Energy Inc.                                        121,200             1,988
Electronic Components & Accessories (1.6%)
  Celestica Inc. (U.S.) (a)                               129,100             1,833
  Solectron Corporation (a)(b)                            417,400             2,312
Environmental Services (0.8%)
  Waste Management, Inc.                                   81,300             2,107
Fabricated Metal Products (0.8%)
  Fortune Brands, Inc.                                     31,800             2,072
Food & Kindred Products (3.5%)
  Altria Group, Inc.                                      128,200             5,961
  Kraft Foods, Inc.-Class A (b)                           110,300             3,210
Food Stores (3.1%)
  Kroger Co. (The) (a)                                    240,000             4,199
  Safeway Inc. (a)                                        182,100             3,842
Health Services (1.3%)
  HCA Inc.                                                 91,000             3,481
Holding & Other Investment Offices (1.3%)
  Equity Office Properties Trust                          119,500             3,347
Insurance (4.4%)
  American International Group, Inc.                       81,400             4,952
  Loews Corporation                                        68,600             2,950
  St. Paul Companies, Inc. (The) (b)                       64,600             2,463
  XL Capital Ltd.-Class A                                  15,500             1,077
Insurance Agents, Brokers & Service (0.8%)
  Hartford Financial Services Group, Inc.
    (The) (b)                                              38,300             2,103
Lumber & Other Building Materials (1.2%)
  Home Depot, Inc. (The)                                   83,600             3,099
Oil & Gas Extraction (5.6%)
  ENSCO International Incorporated                        126,800             3,341
  GlobalSantaFe Corporation                                97,200             2,188
  Nabors Industries Ltd. (a)(b)                            49,100             1,856
  Total Fina Elf SA-ADR                                    51,800             4,044
  Transocean Inc. (a)                                     152,400             2,925
Paper & Allied Products (3.9%)
  Avery Dennison Corporation (b)                           48,800             2,566
  International Paper Company                              91,800             3,612
  Kimberly-Clark Corporation                               74,500             3,934
Petroleum Refining (3.5%)
  BP PLC-ADR (b)                                          109,600             4,645
  ChevronTexaco Corporation                                58,700             4,361

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                              IDEX Salomon Investors Value 3

IDEX Salomon Investors Value

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                 Shares         Value
----------------------------------------------------------------------
Pharmaceuticals (5.1%)
  Merck & Co., Inc.                              42,000      $   1,859
  Pfizer Inc.                                   191,000          6,036
  Schering-Plough Corporation                   165,500          2,527
  Wyeth                                          65,600          2,896
Primary Metal Industries (1.9%)
  Alcoa Inc.                                    154,200          4,868
Restaurants (2.0%)
  McDonald's Corporation                        209,800          5,247
Savings Institutions (1.1%)
  Washington Mutual, Inc.                        64,000          2,800
Security & Commodity Brokers (6.3%)
  American Express Company                       60,600          2,844
  Goldman Sachs Group, Inc. (The)                33,400          3,136
  Merrill Lynch & Co., Inc.                      79,500          4,706
  Morgan Stanley                                 57,000          3,128
  Waddell & Reed Financial, Inc.-Class A        108,100          2,398
Telecommunications (4.7%)
  AT&T Corp.                                     89,500          1,664
  AT&T Wireless Services, Inc. (a)(b)           432,300          3,134
  SBC Communications Inc.                       143,400          3,439
  Verizon Communications, Inc.                  118,600          3,985
Tobacco Products (1.1%)
  R.J. Reynolds Tobacco Holdings, Inc. (b)       61,200          2,939
Variety Stores (2.4%)
  Costco Wholesale Corporation (a)               76,600          2,709
  Target Corporation                             91,100          3,620
                                                             ---------
Total Common Stocks (cost: $209,779)                           230,336
                                                             ---------

                                              Principal        Value
----------------------------------------------------------------------
SECURITY LENDING COLLATERAL (9.1%)
Debt (8.0%)
Bank Notes (1.0%)
  Canadian Imperial Bank of Commerce
    1.12%, due 11/04/2003                     $   1,031      $   1,031
  Fleet National Bank
    1.06%, due 01/21/2004                         1,443          1,443
Euro Dollar Terms (4.4%)
  Bank of Montreal
    1.03%, due 11/13/2003                           825            825
    1.04%, due 11/14/2003                           724            724
  Bank of Nova Scotia (The)
    1.06%, due 11/12/2003                           412            412

                                              Principal        Value
----------------------------------------------------------------------
Euro Dollar Terms (continued)
  Bank of Scotland
    1.04%, due 11/14/2003                     $     825      $     825
  Citigroup Inc.
    1.08%, due 01/05/2004                         1,237          1,237
  Credit Agricole Indosuez
    1.08%, due 01/06/2004                           907            907
  Den Danske Bank
    1.04%, due 11/10/2003                           412            412
    1.08%, due 01/20/2004                         1,237          1,237
  Royal Bank of Canada
    1.04%, due 11/24/2003                         1,031          1,031
    1.06%, due 12/08/2003                           412            412
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/15/2004                         1,237          1,237
  SouthTrust Bank
    1.08%, due 01/16/2004                         1,237          1,237
  Wells Fargo & Company
    1.04%, due 11/20/2003                         1,237          1,237
Promissory Notes (0.6%)
  Goldman Sachs Group, Inc. (The)
    1.15%, due 11/03/2003                         1,443          1,443
Repurchase Agreements (2.0%) (c)
  Goldman Sachs Group, Inc. (The)
    1.10% Repurchase Agreement
    dated 10/31/2003 to be repurchased
    at $412 on 11/03/2003                           412            412
  Merrill Lynch & Co., Inc.
    1.10% Repurchase Agreement
    dated 10/31/2003 to be repurchased
    at $4,743 on 11/03/2003                       4,743          4,743

                                                Shares         Value
----------------------------------------------------------------------
Investment Companies (1.1%)
Money Market Funds (1.1%)
  Merrimac Cash Series Fund-
    Premium Class
    1-day yield of 0.97%                      2,886,344      $   2,886
                                                             ---------
Total Security Lending Collateral (cost: $23,691)               23,691
                                                             ---------
Total Investment Securities (cost: $236,392)                 $ 257,700
                                                             =========

SUMMARY:
  Investments, at value                            99.3%     $ 257,700
  Other assets in excess of liabilities             0.7%         1,929
                                                  -----      ---------
  Net assets                                      100.0%     $ 259,629
                                                  =====      =========

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.

(b)  At October 31, 2003, all or a portion of this security is on loan (see Note
     1). The value at October 31, 2003, of all securities on loan is $22,251.

(c) Cash collateral for the Repurchase Agreements, valued at $5,257, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%-10.18% and 06/01/2004-12/31/2049, respectively.

DEFINITIONS:

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                         IDEX Salomon Investors Value 4

IDEX Salomon Investors Value

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $236,392)
     (including $22,251 of securities loaned)                     $ 257,700
  Cash                                                               24,461
  Receivables:
     Shares of beneficial interest sold                               1,386
     Interest                                                             5
     Dividends                                                          320
  Other                                                                  18
                                                                  ---------
                                                                    283,890
                                                                  ---------
Liabilities:
  Accounts payable and accrued liabilities:
     Shares of beneficial interest redeemed                             247
     Management and advisory fees                                       167
     Distribution fees                                                   85
     Transfer agent fees                                                 28
  Payable for securities on loan                                     23,691
  Other                                                                  43
                                                                  ---------
                                                                     24,261
                                                                  ---------
Net Assets                                                        $ 259,629
                                                                  =========
Net Assets Consist of:
  Shares of beneficial interest, unlimited shares authorized      $ 239,678
  Undistributed net investment income (loss)                            711
  Accumulated net realized gain (loss) from investment
     securities                                                      (2,066)
  Net unrealized appreciation (depreciation) on investment
     securities                                                      21,306
                                                                  ---------
Net Assets                                                        $ 259,629
                                                                  =========
Shares Outstanding:
  Class A                                                            18,685
  Class B                                                             1,677
  Class C                                                               231
  Class L                                                                66
  Class M                                                               181
Net Asset Value Per Share:
  Class A                                                         $   12.51
  Class B                                                             11.99
  Class C                                                             11.99
  Class L                                                             11.99
  Class M                                                             12.07
Maximum Offering Price Per Share (a):
  Class A                                                         $   13.24
  Class M                                                             12.19

(a) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, and L shares represents offering price. The redemption price for Classes B, L, and M shares equals net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the year ended October 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                             $     86
  Dividends                                               2,860
  Income from loaned securities-net                          11
     Less withholding taxes on foreign dividends            (23)
                                                       --------
                                                          2,934
                                                       --------
Expenses:
  Management and advisory fees                            1,123
  Transfer agent fees                                       181
  Printing and shareholder reports                           28
  Custody fees                                               30
  Administration fees                                        32
  Legal fees                                                  7
  Auditing and accounting fees                               20
  Trustees fees                                               9
  Registration fees                                          66
  Other                                                       6
  Distribution and service fees:
     Class A                                                410
     Class B                                                181
     Class C                                                 25
     Class L                                                  3
     Class M                                                 19
                                                       --------
  Total expenses                                          2,140
                                                       --------
Net Investment Income (Loss)                                794
                                                       --------
Net Realized and Unrealized Gain (Loss):
  Realized gain (loss) from investment securities        (1,894)
  Increase (decrease) in unrealized appreciation
     (depreciation) on investment securities             33,192
                                                       --------
Net Gain (Loss) on Investment Securities                 31,298
                                                       --------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                           $ 32,092
                                                       ========

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                         IDEX Salomon Investors Value 5

IDEX Salomon Investors Value

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                                October 31,    October 31,
                                                   2003           2002
                                                -----------    -----------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                  $     794       $      77
  Net realized gain (loss) from investment
     securities                                    (1,894)            396
  Net unrealized appreciation
     (depreciation) on investment
     securities                                    33,192         (10,705)
                                                ---------       ---------
                                                   32,092         (10,232)
                                                ---------       ---------
Distributions to Shareholders:
  From net investment income:
     Class A                                         (100)              -
     Class B                                          (30)              -
     Class C                                           (4)              -
     Class L                                            -               -
     Class M                                           (4)              -
                                                ---------       ---------
                                                     (138)              -
                                                ---------       ---------
  From net realized gains:
     Class A                                         (420)           (279)
     Class B                                         (127)           (472)
     Class C                                          (17)            (55)
     Class L                                            -               -
     Class M                                          (16)            (78)
                                                ---------       ---------
                                                     (580)           (884)
                                                ---------       ---------
Capital Share Transactions:
  Proceeds from shares sold:
     Class A                                      165,506          45,626
     Class B                                        4,507           9,096
     Class C                                          779           2,830
     Class L                                          733               -
     Class M                                          218           1,216
                                                ---------       ---------
                                                  171,743          58,768
                                                ---------       ---------
  Dividends and distributions reinvested:
     Class A                                          517             271
     Class B                                          148             443
     Class C                                           20              53
     Class L                                            -               -
     Class M                                           19              76
                                                ---------       ---------
                                                      704             843
                                                ---------       ---------
  Cost of shares redeemed:
     Class A                                       (6,083)         (5,758)
     Class B                                       (5,016)         (8,071)
     Class C                                         (852)         (2,219)
     Class L                                           (8)              -
     Class M                                         (752)         (1,799)
                                                ---------       ---------
                                                  (12,711)        (17,847)
                                                ---------       ---------
                                                  159,736          41,764
                                                ---------       ---------
Net increase (decrease) in net assets             191,110          30,648
                                                ---------       ---------
Net Assets:
  Beginning of year                                68,519          37,871
                                                ---------       ---------
  End of year                                   $ 259,629       $  68,519
                                                =========       =========
Undistributed Net Investment Income (Loss)      $     711       $      63
                                                =========       =========

                                                October 31,    October 31,
                                                   2003           2002
                                                -----------    -----------
Share Activity:
  Shares issued:
     Class A                                       14,587           4,098
     Class B                                          422             762
     Class C                                           75             240
     Class L                                           67               -
     Class M                                           20             103
                                                ---------       ---------
                                                   15,171           5,203
                                                ---------       ---------
  Shares issued-reinvested from
     distributions:
     Class A                                           50              21
     Class B                                           15              35
     Class C                                            2               4
     Class L                                            -               -
     Class M                                            2               6
                                                ---------       ---------
                                                       69              66
                                                ---------       ---------
  Shares redeemed:
     Class A                                         (550)           (491)
     Class B                                         (485)           (715)
     Class C                                          (78)           (199)
     Class L                                           (1)              -
     Class M                                          (72)           (153)
                                                ---------       ---------
                                                   (1,186)         (1,558)
                                                ---------       ---------
Net increase (decrease) in shares
  outstanding                                      14,054           3,711
                                                =========       =========

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                         IDEX Salomon Investors Value 6

IDEX Salomon Investors Value

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                         For a share of beneficial interest outstanding throughout each period
                       ------------------------------------------------------------------------------------------------------------
                                               Investment Operations                         Distributions
                                    ------------------------------------------  --------------------------------------
                        Net Asset                                                                                        Net Asset
            For the       Value,         Net        Net Realized                 From Net     From Net                     Value,
            Period      Beginning     Investment   and Unrealized      Total    Investment    Realized       Total          End
         Ended (d)(g)   of Period   Income (Loss)    Gain (Loss)    Operations    Income        Gains    Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Class A   10/31/2003     $ 10.21      $  0.08         $  2.31        $  2.39    $ (0.02)     $ (0.07)      $ (0.09)       $ 12.51
          10/31/2002       12.55         0.04           (2.10)         (2.06)         -        (0.28)        (0.28)         10.21
          10/31/2001       12.91         0.07           (0.42)         (0.35)         -        (0.01)        (0.01)         12.55
          10/31/2000       11.28         0.09            1.54           1.63          -            -             -          12.91
          10/31/1999       11.09         0.05            0.41           0.46          -        (0.27)        (0.27)         11.28
-----------------------------------------------------------------------------------------------------------------------------------
Class B   10/31/2003        9.84         0.01            2.23           2.24      (0.02)       (0.07)        (0.09)         11.99
          10/31/2002       12.19        (0.01)          (2.06)         (2.07)         -        (0.28)        (0.28)          9.84
          10/31/2001       12.61        (0.02)          (0.39)         (0.41)         -        (0.01)        (0.01)         12.19
          10/31/2000       11.09        (0.02)           1.54           1.52          -            -             -          12.61
          10/31/1999       10.98        (0.03)           0.41           0.38          -        (0.27)        (0.27)         11.09
-----------------------------------------------------------------------------------------------------------------------------------
Class C   10/31/2003        9.84         0.01            2.23           2.24      (0.02)       (0.07)        (0.09)         11.99
          10/31/2002       12.19        (0.01)          (2.06)         (2.07)         -        (0.28)        (0.28)          9.84
          10/31/2001       12.61        (0.02)          (0.39)         (0.41)         -        (0.01)        (0.01)         12.19
          10/31/2000       11.09        (0.02)           1.54           1.52          -            -             -          12.61
-----------------------------------------------------------------------------------------------------------------------------------
Class L   10/31/2003        9.77         0.01            2.30           2.31      (0.02)       (0.07)        (0.09)         11.99
-----------------------------------------------------------------------------------------------------------------------------------
Class M   10/31/2003        9.90         0.02            2.24           2.26      (0.02)       (0.07)        (0.09)         12.07
          10/31/2002       12.25            -           (2.07)         (2.07)         -        (0.28)        (0.28)          9.90
          10/31/2001       12.66        (0.01)          (0.39)         (0.40)         -        (0.01)        (0.01)         12.25
          10/31/2000       11.12            -            1.54           1.54          -            -             -          12.66
          10/31/1999       11.00        (0.02)           0.41           0.39          -        (0.27)        (0.27)         11.12
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                        -----------------------------------------------------------------------
                                                           Ratio of Expenses
                                         Net Assets,           to Average          Net Investment
             For the                        End of           Net Assets (a)         Income (Loss)     Portfolio
             Period          Total          Period      -----------------------      to Average       Turnover
            Ended (g)     Return (c)       (000's)       Net (e)     Total (f)     Net Assets (a)     Rate (b)
----------------------------------------------------------------------------------------------------------------
Class A   10/31/2003         23.57%       $ 233,779        1.42%        1.42%            0.71%            32%
          10/31/2002        (16.90)          46,960        1.55         1.91             0.56            101
          10/31/2001         (2.68)          12,176        1.55         1.93             0.48             29
          10/31/2000         14.38            8,431        1.55         2.20             0.40             50
          10/31/1999          4.34            7,972        1.64         2.28             0.21             26
----------------------------------------------------------------------------------------------------------------
Class B   10/31/2003         22.93           20,102        2.07         2.07             0.06             32
          10/31/2002        (17.47)          16,980        2.20         2.56            (0.09)           101
          10/31/2001         (3.31)          20,034        2.20         2.58            (0.17)            29
          10/31/2000         13.72           10,448        2.20         2.85            (0.25)            50
          10/31/1999          3.68            7,311        2.29         2.93            (0.44)            26
----------------------------------------------------------------------------------------------------------------
Class C   10/31/2003         22.93            2,770        2.07         2.07             0.06             32
          10/31/2002        (17.47)           2,295        2.20         2.56            (0.09)           101
          10/31/2001         (3.31)           2,288        2.20         2.58            (0.17)            29
          10/31/2000         13.72            1,094        2.20         2.85            (0.25)            50
----------------------------------------------------------------------------------------------------------------
Class L   10/31/2003         23.81              797        2.07         2.07             0.05             32
----------------------------------------------------------------------------------------------------------------
Class M   10/31/2003         22.99            2,181        1.97         1.97             0.16             32
          10/31/2002        (17.35)           2,284        2.10         2.46             0.01            101
          10/31/2001         (3.21)           3,373        2.10         2.48            (0.07)            29
          10/31/2000         13.82            2,508        2.10         2.75            (0.15)            50
          10/31/1999          3.79            2,204        2.19         2.83            (0.34)            26
----------------------------------------------------------------------------------------------------------------

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                         IDEX Salomon Investors Value 7

IDEX Salomon Investors Value

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ended 10/31/2001, 10/31/2002, and 10/31/2003.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) The inception date for the Fund's offering of share classes C and L are as follows:
       Class C - November 1, 1999
       Class L - November 11, 2002

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                         IDEX Salomon Investors Value 8

IDEX Salomon Investors Value

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At October 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

IDEX Mutual Funds is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX Salomon Investors Value ("the Fund"), part of IDEX Mutual Funds, began operations on February 1, 1997.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers five classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. Effective November 11, 2002, Class C and M shares were closed to new investors. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Trustees and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2003, was paying an interest rate of 0.75%.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $4 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are included in Investment securities at value on the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates. Since the Fund invests primarily in real estate related securities, the value of its shares may fluctuate more widely than the value of shares of a fund that invests in a broad range of industries.

IDEX Mutual Funds                                             Annual Report 2003

                         IDEX Salomon Investors Value 9

IDEX Salomon Investors Value

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (ie: through the assets allocation funds)

                                       Net           % of
                                      Assets      Net Assets
                                   -----------   -----------
IDEX Asset Allocation
  Conservative Portfolio           $ 15,694            6%
IDEX Asset Allocation Growth         56,731           22%
IDEX Asset Allocation Moderate
  Growth                             92,867           36%
IDEX Asset Allocation Moderate       57,536           22%
                                                      --
                                                      86%
                                                      ==

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following stated break points:

    0.80% of the first $500 million of ANA
    0.70% of ANA over $500 million

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    1.20% Expense Limit

If total fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The 12b-1 fee for the Fund is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Class A          0.35%
  Class B          1.00%
  Class C          1.00%
  Class L          1.00%
  Class M          0.90%

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, L, M and certain A share redemptions. For the year ended October 31, 2003, the underwriter commissions were as follows:

     Received by Underwriter    $ 55
     Retained by Underwriter       3
     Contingent Sales Charges     56

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Transfer agent fees: The Fund incurs ATIS annual per-account charges (not in thousands) of $20.00 for each open shareholder account and $1.63 for each closed account maintained, and certain out of pocket expenses.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with an affiliate of the sub-adviser for the year ended October 31, 2003, were $21.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any IDEX Fund. At October 31, 2003, the value of invested plan amounts was $2. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

IDEX Mutual Funds                                             Annual Report 2003

                        IDEX Salomon Investors Value 10

IDEX Salomon Investors Value

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2003 were as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 180,652
  U.S. Government                                          888
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                   40,056
  U.S. Government                                        1,429

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows. Dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year-end, and may differ from the estimated amounts.

     Shares of beneficial interest, unlimited
       shares authorized                                $    -
     Undistributed net investment income (loss)             (8)
     Accumulated net realized gain (loss) from
       investment securities                                 8

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets primarily due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                                   $ 186
       Long-term capital gains                             699
     2003 Distributions paid from:
       Ordinary income                                   $ 138
       Long-term capital gains                             580


The tax basis components of distributable earnings as of October 31, 2003, are as follows:

     Undistributed Ordinary Income                    $    714
                                                      ========
     Undistributed Long-term Capital Gains            $      -
                                                      ========
     Capital Loss Carryforward                        $   (222)
                                                      ========
     Net Unrealized Appreciation (Depreciation)       $ 19,464
                                                      ========

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

 Capital Loss
 Carryforward            Available through
--------------          ------------------
    $ 222                October 31, 2011

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2003, are as follows:

     Federal Tax Cost Basis                          $ 238,236
                                                     =========
     Unrealized Appreciation                         $  24,254
     Unrealized (Depreciation)                          (4,790)
                                                     ---------
     Net Unrealized Appreciation (Depreciation)      $  19,464
                                                     =========

Supplemental Tax Information
(unaudited)

For dividends paid during the year ended October 31, 2003, the Fund designates qualified dividend income to the maximum extent allowable.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2003. Complete information will be computed and reported in conjunction with your 2003 Form 1099-DIV.

IDEX Mutual Funds                                             Annual Report 2003

                        IDEX Salomon Investors Value 11

--------------------------------------------------------------------------------

              Report of Independent Certified Public Accountants

To the Board of Trustees and Shareholders of IDEX Salomon Investors Value

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of IDEX Salomon Investors Value (the "Fund") (one of the portfolios constituting the IDEX Mutual Funds) at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
December 18, 2003


IDEX Mutual Funds                                             Annual Report 2003

                        IDEX Salomon Investors Value 12

IDEX Templeton Great Companies Global (formerly IDEX Great Companies-Global2)

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

World markets completed the twelve months that ended October 31, 2003, on a positive note, with both U.S. and international equities posting gains in the final quarter. The Japanese economy awakened from a prolonged slumber, and several emerging markets in Asia and Latin America surged. Meanwhile, the U.S. economy displayed signs of renewal throughout most of the year, except in job growth. But by the end of the period, even the employment picture looked better. Although Europe lagged economically, participation among world markets continued to be broad, indicating the start of what we believe will be a long-term worldwide economic recovery.

PERFORMANCE

For the year ended October 31, 2003, IDEX Templeton Great Companies Global returned 17.75%. By comparison its benchmark, the Morgan Stanley Capital International World Index, returned 24.32%.

STRATEGY REVIEW

On September 15, 2003, Templeton Investment Counsel, LLC ("Templeton"), was added as a sub-adviser, charged with the selection of foreign stocks while Great Companies L.L.C. ("Great Companies") remains the manager of the domestic portion of the portfolio. We believe this change will help investors capture above average returns as we combine a domestic manager with expertise in growth stocks with world-renowned international asset management focusing on stocks from a value perspective.

OUTLOOK

Going forward, Templeton will continue to apply a long-term, value-oriented, bottom-up investment approach in its security selection process, while Great Companies will continue its principles for finding companies that are long-term leaders in the domestic market.

/s/ Tina M. Hellmer                              /s/ James Huguet
Tina Hellmer                                     James H. Huguet


/s/ Gary C. Motyl                                /s/ Gerald Bollman
Gary Motyl                                       Gerald W. Bollman


/s/ Mark R. Beveridge                            /s/ Mathew C. Stephani
Mark Beveridge                                   Mathew C. Stephani

Fund Managers                                    Fund Managers
Templeton Investment Counsel, LLC                Great Companies, L.L.C.


IDEX Mutual Funds                                             Annual Report 2003

                    IDEX Templeton Great Companies Global 1

IDEX Templeton Great Companies Global (formerly IDEX Great Companies-Global2)

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

[The following table was depicted as a mountain chart in the printed material.]

     DATE                      Class A                     MSCIW
-----------------         ----------------          -----------------
    9/15/2000                   9,452                     10,000
    9/30/2000                   9,480                      9,469
   12/31/2000                   8,669                      8,891
    3/31/2001                   6,957                      7,755
    6/30/2001                   7,109                      7,970
    9/30/2001                   6,038                      6,830
   12/31/2001                   6,986                      7,422
    3/31/2002                   6,881                      7,454
    6/30/2002                   6,000                      6,783
    9/30/2002                   5,099                      5,542
   12/31/2002                   5,507                      5,971
    3/31/2003                   5,289                      5,676
    6/30/2003                   5,990                      6,655
    9/30/2003                   6,265                      6,984
   10/31/2003                   6,541                      7,400

Average Annual Total Return for Periods Ended 10/31/03
--------------------------------------------------------------------------------

                                    From       Inception
                     1 year      Inception       Date
                  -----------   -----------   ----------
Class A (NAV)         17.75%       -11.12%      9/15/00
Class A (POP)         11.27%       -12.71%      9/15/00
MSCIW(1)              24.32%        -9.19%      9/15/00
------                -----       -------       -------
Class B (NAV)         17.01%       -11.78%      9/15/00
Class B (POP)         12.01%       -12.35%      9/15/00
---------------       -----       -------       -------
Class C (NAV)         17.01%       -11.78%      9/15/00
---------------       -----       -------       -------
Class L (NAV)             -         17.63%     11/11/02
Class L (POP)             -         15.63%     11/11/02
---------------       -----       -------      --------
Class M (NAV)         17.13%       -11.66%      9/15/00
Class M (POP)         14.96%       -11.94%      9/15/00
---------------       -----       -------      --------

NOTES

(1) The Morgan Stanley Capital International World (MSCIW) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares, (2% in the 1st year and 1% in the 2nd year) for Class L shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Class C and M shares are not available to new investors.

Investments in global securities involve risks relating to political, social and economic developments abroad, foreign currency contracts for hedging, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject.

The management of this fund is based on a specific philosophy and on proprietary systems and methodology. There is no guarantee the fund will achieve its objectives.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.


IDEX Mutual Funds                                             Annual Report 2003

                    IDEX Templeton Great Companies Global 2

IDEX Templeton Great Companies Global

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts except share amounts in thousands)

                                          Principal
                                           Amount       Value
--------------------------------------------------------------
CONVERTIBLE BONDS (0.0%)
France (0.0%)
  AXA-Zero Coupon                            $9       $      9
                                                      --------
Total Convertible Bonds (cost: $7)                           9
                                                      --------

                                           Shares       Value
--------------------------------------------------------------
PREFERRED STOCKS (0.4%)
Brazil (0.4%)
  Companhia Vale do Rio Doce-ADR            3,400     $    137
                                                      --------
Total Preferred Stocks (cost: $125)                        137
                                                      --------
COMMON STOCKS (94.1%)
Australia (1.7%)
  Alumina Limited                          25,700          109
  Australia and New Zealand Banking
    Group Limited                          10,100          127
  Australia and New Zealand Banking
    Group Limited-Rights, Expires
    11/24/2003                              1,836            6
  BHP Billiton Limited-ADR                 12,400          204
  Mayne Group Limited                      39,700          102
Bermuda (0.8%)
  ACE Limited                               3,600          130
  XL Capital Ltd.-Class A (b)               2,000          139
Canada (1.0%)
  Alcan Inc.                                4,400          176
  BCE Inc. (b)                              6,900          156
Denmark (0.7%)
  ISS A/S                                   2,500          119
  Vestas Wind Systems A/S                   4,900          103
Finland (1.0%)
  Stora Enso Oyj-R Shares                   9,210          125
  UPM-Kymmene Oyj                          10,200          191
France (2.6%)
  Accor SA                                  3,100          122
  Aventis SA                                3,100          164
  AXA-rights                                7,700          146
  Compagnie Generale des Etablissements
    Michelin-Class B                        2,400           94
  Suez SA-ADR (b)                           5,300           85
  Total Fina Elf SA                           800          124
  Valeo SA                                  2,800          105
Germany (3.1%)
  BASF AG-ADR                               3,200          147
  Bayer AG-ADR                              5,800          139
  Deutsche Post AG-Registered Shares       10,600          204
  E.ON AG-ADR                               3,600          181
  SAP AG-ADR                                5,600          205
  Volkswagen AG-ADR                        12,100          122

                                                  Shares       Value
---------------------------------------------------------------------
Hong Kong (0.8%)
  Cheung Kong (Holdings) Limited                  18,000     $    150
  Hutchison Whampoa Limited                       13,000          101
India (0.5%)
  Satyam Computer Services Limited-ADR (b)         9,400          170
Israel (0.4%)
  Check Point Software Technologies, Ltd. (a)      7,900          134
Italy (1.0%)
  Eni SpA.-ADR (b)                                 2,800          223
  Riunione Adriatica di Sicurta SpA                6,000           94
Japan (3.9%)
  Canon Inc.-ADR                                   3,300          162
  Denso Corporation                                5,800          110
  East Japan Railway Company                          26          118
  Hitachi, Ltd.                                   10,000           59
  NEC Corporation                                  8,000           71
  Nintendo Co., Ltd.                               2,100          162
  Nippon Telegraph and Telephone
    Corporation                                       40          179
  Nomura Securities Co., Ltd. (The)                4,000           69
  Sony Corporation-ADR                             4,800          169
  Yasuda Fire & Marine Insurance
    Company, Limited (The)                        17,000          141
Mexico (0.8%)
  Cemex, SA de CV-ADR                              2,300           55
  Kimberly-Clark de Mexico, S.A. de C.V.-
    A Shares                                      24,400           59
  Telefonos de Mexico SA de CV-ADR                 4,900          158
Netherlands (1.9%)
  Akzo Nobel NV-ADR                                4,400          139
  IHC Caland N.V.                                  3,000          128
  ING Groep NV-ADR                                 7,300          152
  Koninklijke Philips Electronics NV               7,000          189
New Zealand (0.3%)
  Telecom Corporation of New Zealand
    Limited                                       30,300           90
Portugal (0.5%)
  Portugal Telecom, SGPS, SA-
    Registered Shares                             18,500          156
Singapore (0.4%)
  DBS Group Holdings Limited-ADR                   4,100          135
South Korea (2.0%)
  Kookmin Bank-ADR                                 4,100          151
  Korea Electric Power Corporation-
    ADR (b)                                        9,060           98
  KT Corp.-ADR (b)                                 7,920          156
  Samsung Electronics Co.,
    Ltd.-GDR-144A (USD)                            1,260          252

The notes to the financial statements are an integral part of this report.


IDEX Mutual Funds                                             Annual Report 2003

                     IDEX Templeton Great Companies Global 3

IDEX Templeton Great Companies Global

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                  Shares      Value
---------------------------------------------------------------------
Spain (1.5%)
  Antena 3 Television, SA (a)                        33      $     1
  Endesa SA                                       5,800           92
  Iberdrola SA                                    8,900          149
  Repsol-YPF, SA                                  7,200          126
  Telefonica SA                                   9,800          122
Sweden (2.3%)
  Atlas Copco AB-A Shares                         4,600          162
  Electrolux AB-Series B                          2,600           53
  Nordea AB-FDR                                  26,900          167
  Securitas AB-Class B                            9,200          113
  Svenska Cellulosa AB-B Shares                   3,200          121
  Volvo AB-B Shares                               4,600          129
Switzerland (1.9%)
  Nestle SA-ADR (b)                               3,200          176
  Novartis AG-ADR                                 3,700          142
  Swiss Reinsurance Company-
    Registered Shares                             2,800          176
  UBS AG-Registered Shares (b)                    2,100          129
Taiwan (0.4%)
  Chughwa Telecom Co., Ltd.-ADR                   8,600          133
United Kingdom (6.7%)
  Abbey National PLC                             13,700          131
  BAE Systems PLC                                40,600          126
  BP PLC-ADR (b)                                  4,200          178
  Brambles Industries PLC                        51,200          155
  British Airways PLC (a)                        20,100           71
  Cable & Wireless PLC                           30,300           70
  Cadbury Schweppes PLC                          28,800          185
  GlaxoSmithKline PLC                             5,600          120
  HSBC Holdings PLC-ADR (b)                       1,900          143
  Marks and Spencer Group PLC                    21,600          105
  National Grid Group PLC (The)                  20,500          131
  Pearson PLC                                    11,900          123
  Rolls-Royce Group PLC                          31,500          101
  Shell Transport & Trading Company PLC          18,800          117
  Smiths Group PLC                                7,800           93
  Standard Chartered PLC                          8,800          141
  Unilever PLC                                   18,700          159
United States (57.9%)
  Abbott Laboratories                            33,400        1,424
  American International Group, Inc.             12,800          779
  Amgen Inc. (a)                                  8,300          513
  Analog Devices, Inc. (a)                       15,700          696
  Anheuser-Busch Companies, Inc.                 11,200          552
  Autoliv, Inc.                                   2,900           96
  Avon Products, Inc.                             8,900          605
  Berkshire Hathaway Inc.-Class B (a)               200          520
  Cintas Corporation (b)                         13,900          593
  Clear Channel Communications, Inc.             17,000          694

                                                  Shares      Value
---------------------------------------------------------------------
United States (continued)
  Colgate-Palmolive Company                      10,400      $   553
  Dell Computer Corporation (a)                  15,600          563
  eBay Inc. (a)                                   9,800          548
  First Data Corporation (b)                     13,000          464
  General Electric Company                       18,100          525
  Genzyme Corporation-General Division (a)       11,800          542
  Johnson & Johnson                              11,320          570
  Lehman Brothers Holdings Inc.                  11,100          799
  Marsh & McLennan Companies, Inc.               15,500          663
  Mattel, Inc.                                   42,300          819
  Merrill Lynch & Co., Inc.                      14,000          829
  Microsoft Corporation                          22,300          583
  Moody's Corporation                            10,900          631
  Omnicom Group, Inc. (b)                        10,500          838
  Pfizer Inc.                                    16,000          506
  Procter & Gamble Company (The)                  6,200          609
  United Technologies Corporation                19,300        1,635
  UTStarcom, Inc. (a)                            14,300          450
                                                             -------
Total Common Stocks (cost: $28,539)                           30,294
                                                             -------

                                                Principal      Value
---------------------------------------------------------------------
SECURITY LENDING COLLATERAL (11.1%)
Debt (9.7%)
Bank Notes (1.2%)
  Canadian Imperial Bank of Commerce
    1.12%, due 11/04/2003                       $   156      $   156
  Fleet National Bank
    1.06%, due 01/21/2004                           218          218
Euro Dollar Term (5.4%)
  Bank of Montreal
    1.03%, due 11/13/2003                           125          125
    1.04%, due 11/14/2003                           109          109
  Bank of Nova Scotia (The)
    1.06%, due 11/12/2003                            62           62
  Bank of Scotland
    1.04%, due 11/14/2003                           125          125
  Citigroup Inc.
    1.08%, due 01/05/2004                           187          187
  Credit Agricole Indosuez
    1.08%, due 01/06/2004                           137          137
  Den Danske Bank
    1.04%, due 11/10/2003                            62           62
    1.08%, due 01/20/2004                           187          187
  Royal Bank of Canada
    1.04%, due 11/24/2003                           156          156
    1.06%, due 12/08/2003                            62           62
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/15/2004                           187          187
  SouthTrust Bank
    1.08%, due 01/16/2004                           187          187

The notes to the financial statements are an integral part of this report.


IDEX Mutual Funds                                             Annual Report 2003

                     IDEX Templeton Great Companies Global 4

IDEX Templeton Great Companies Global

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                      Principal           Value
--------------------------------------------------------------------------------
Euro Dollar Term (continued)
  Wells Fargo & Company
    1.04%, due 11/20/2003                             $     187        $     187
Promissory Notes (0.7%)
  Goldman Sachs Group, Inc. (The)
    1.15%, due 11/03/2003                                   218              218
Repurchase Agreements (2.4%) (c)
  Goldman Sachs Group, Inc. (The)
    1.10% Repurchase Agreement dated
    10/31/2003 to be repurchased at $62
    on 11/03/2003                                            62               62
  Merrill Lynch & Co., Inc.
    1.10% Repurchase Agreement dated
    10/31/2003 to be repurchased at $718
    on 11/03/2003                                           718              718

                                                        Shares           Value
--------------------------------------------------------------------------------
Investment Companies (1.4%)
Money Market Funds (1.4%)
  Merrimac Cash Series Fund-
    Premium Class
    1-day yield of 0.97%                                436,409        $     436
                                                                       ---------
Total Security Lending Collateral (cost: $3,581)                           3,581
                                                                       ---------
Total Investment Securities (cost: $32,252)                            $  34,021
                                                                       =========
SUMMARY:
  Investments, at value                                   105.6 %      $  34,021
  Liabilities in excess of other assets                    (5.6)%         (1,815)
                                                      ---------        ---------
  Net assets                                              100.0 %      $  32,206
                                                      =========        =========

FORWARD FOREIGN CURRENCY CONTRACTS:
----------------------------------------------------------------------------
                                               Amount in
                                             U.S. Dollars     Net Unrealized
                   Bought     Settlement        Bought         Appreciation
Currency           (Sold)        Date           (Sold)        (Depreciation)
----------------------------------------------------------------------------
British Pound       (16)      11/03/2003      $ (27)               $ --



                                             Percentage of
                                              Net Assets        Value
-----------------------------------------------------------------------
INVESTMENTS BY INDUSTRY:
  Pharmaceuticals                                 11.8 %      $  3,817
  Business Services                               10.5 %         3,406
  Chemicals & Allied Products                      7.3 %         2,356
  Insurance                                        6.5 %         2,107
  Aerospace                                        5.8 %         1,862
  Security & Commodity Brokers                     5.3 %         1,698
  Electronic & Other Electric Equipment            4.2 %         1,350
  Telecommunications                               3.8 %         1,220
  Commercial Banks                                 3.5 %         1,130
  Computer & Data Processing Services              3.4 %         1,092
  Computer & Office Equipment                      2.7 %           855
  Manufacturing Industries                         2.5 %           819
  Electronic Components & Accessories              2.4 %           789
  Beverages                                        2.3 %           737
  Apparel Products                                 2.2 %           698
  Insurance Agents, Brokers & Service              2.1 %           663
  Electric Services                                2.0 %           651
  Automotive                                       1.7 %           562
  Paper & Allied Products                          1.5 %           496
  Oil & Gas Extraction                             1.5 %           473
  Communications Equipment                         1.4 %           450
  Metal Mining                                     1.1 %           341
  Food & Kindred Products                          1.0 %           335
  Life Insurance                                   1.0 %           307
  Trucking & Warehousing                           1.0 %           306
  Petroleum Refining                               0.9 %           295
  Primary Metal Industries                         0.9 %           285
  Transportation & Public Utilities                0.8 %           273
  Industrial Machinery & Equipment                 0.8 %           265
  Real Estate                                      0.5 %           150
  Printing & Publishing                            0.4 %           123
  Hotels & Other Lodging Places                    0.4 %           122
  Holding & Other Investment Offices               0.3 %           101
  Rubber & Misc. Plastic Products                  0.3 %            94
  Electric, Gas & Sanitary Services                0.3 %            85
  Air Transportation                               0.2 %            71
  Stone, Clay & Glass Products                     0.2 %            55
  Radio & Television Broadcasting                  0.0 %             1
                                                 -----        --------
    Investments, at value                         94.5 %        30,440
    Short-term investments                        11.1 %         3,581
    Liabilities in excess of other assets         (5.6)%        (1,815)
                                                 -----        --------
    Net assets                                   100.0 %      $ 32,206
                                                 =====        ========

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.

(b)  At October 31, 2003, all or a portion of this security is on loan (see Note
     1). The value at October 31, 2003, of all securities on loan is $3,473.

(c) Cash collateral for the Repurchase Agreements, valued at $795, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%-10.18% and 06/01/2004-12/31/2049, respectively.

DEFINITIONS:

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

FDR  Finnish Depositary Receipt

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                    IDEX Templeton Great Companies Global 5

IDEX Templeton Great Companies Global

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $32,252)
     (including $3,473 of securities loaned)                     $ 34,021
  Cash                                                              1,717
  Receivables:
     Investment securities sold                                        40
     Shares of beneficial interest sold                                28
     Dividends                                                         36
     Dividend reclaims receivable                                       1
  Due from investment adviser                                          10
  Other                                                                 4
                                                                 --------
                                                                   35,857
                                                                 --------
Liabilities:
  Accounts payable and accrued liabilities:
     Shares of beneficial interest redeemed                            11
     Distribution fees                                                 13
     Transfer agent fees                                               11
  Due to custodian                                                     12
  Payable for securities on loan                                    3,581
  Other                                                                23
                                                                 --------
                                                                    3,651
                                                                 --------
Net Assets                                                       $ 32,206
                                                                 ========
Net Assets Consist of:
  Shares of beneficial interest, unlimited shares authorized     $ 32,394
  Undistributed net investment income (loss)                            -
  Accumulated net realized gain (loss) from investment
     securities and foreign currency transactions                  (1,957)
  Net unrealized appreciation (depreciation) on
     investment securities                                          1,769
                                                                 --------
Net Assets                                                       $ 32,206
                                                                 ========
Shares Outstanding:
  Class A                                                           3,793
  Class B                                                             575
  Class C                                                             192
  Class L                                                              20
  Class M                                                             107
Net Asset Value Per Share:
  Class A                                                        $   6.90
  Class B                                                            6.74
  Class C                                                            6.74
  Class L                                                            6.74
  Class M                                                            6.77
Maximum Offering Price Per Share (a):
  Class A                                                        $   7.30
  Class M                                                            6.84

(a) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, and L shares represents offering price. The redemption price for Classes B, L, and M shares equals net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the year ended October 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                               $     5
  Dividends                                                  418
  Income from loaned securities-net                            3
     Less withholding taxes on foreign dividends             (31)
                                                         -------
                                                             395
                                                         -------
Expenses:
  Management and advisory fees                               204
  Transfer agent fees                                         72
  Printing and shareholder reports                             9
  Custody fees                                                13
  Administration fees                                         34
  Legal fees                                                   2
  Auditing and accounting fees                                20
  Trustees fees                                                2
  Registration fees                                           76
  Other                                                        2
  Distribution and service fees:
     Class A                                                  72
     Class B                                                  31
     Class C                                                  10
     Class L                                                   -
     Class M                                                   6
                                                         -------
  Net expenses                                               553
  Less:
     Advisory fee waiver                                    (127)
                                                         -------
  Total expenses                                             426
                                                         -------
Net Investment Income (Loss)                                 (31)
                                                         -------
Net Realized Gain (Loss) from:
  Investment securities                                    1,077
  Foreign currency transactions                             (118)
                                                         -------
                                                             959
                                                         -------
Net Increase (Decrease) in Unrealized Appreciation
  (Depreciation) on Investment Securities                  3,785
                                                         -------
Net Gain (Loss) on Investments and Foreign Currency
  Transactions                                             4,744
                                                         -------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                             $ 4,713
                                                         =======

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                     IDEX Templeton Great Companies Global 6

IDEX Templeton Great Companies Global

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                                   October 31,    October 31,
                                                      2003           2002
                                                  ------------    -----------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                      $    (31)      $    (88)
  Net realized gain (loss) from investment
     securities and foreign currency
     transactions                                        959         (1,164)
  Net unrealized appreciation
     (depreciation) on investment
     securities                                        3,785           (740)
                                                    --------       --------
                                                       4,713         (1,992)
                                                    --------       --------
Distributions to Shareholders:
  From net investment income:
     Class A                                               -              -
     Class B                                               -              -
     Class C                                               -              -
     Class L                                               -              -
     Class M                                               -              -
                                                    --------       --------
                                                           -              -
                                                    --------       --------
  From net realized gains:
     Class A                                               -              -
     Class B                                               -              -
     Class C                                               -              -
     Class L                                               -              -
     Class M                                               -              -
                                                    --------       --------
                                                           -              -
                                                    --------       --------
Capital Share Transactions:
  Proceeds from shares sold:
     Class A                                          12,562         12,939
     Class B                                           1,292          1,933
     Class C                                             429            593
     Class L                                             133              -
     Class M                                             105            469
                                                    --------       --------
                                                      14,521         15,934
                                                    --------       --------
  Dividends and distributions reinvested:
     Class A                                               -              -
     Class B                                               -              -
     Class C                                               -              -
     Class L                                               -              -
     Class M                                               -              -
                                                    --------       --------
                                                           -              -
                                                    --------       --------
  Cost of shares redeemed:
     Class A                                          (2,287)        (5,236)
     Class B                                          (1,158)        (1,452)
     Class C                                            (294)          (541)
     Class L                                              (4)             -
     Class M                                            (256)          (361)
                                                    --------       --------
                                                      (3,999)        (7,590)
                                                    --------       --------
                                                      10,522          8,344
                                                    --------       --------
Net increase (decrease) in net assets                 15,235          6,352
                                                    --------       --------
Net Assets:
  Beginning of year                                   16,971         10,619
                                                    --------       --------
  End of year                                       $ 32,206       $ 16,971
                                                    ========       ========
Undistributed Net Investment Income                 $      -       $      -
                                                    ========       ========

                                                   October 31,    October 31,
                                                      2003           2002
                                                  ------------    -----------
Share Activity:
  Shares issued:
     Class A                                           2,112          2,029
     Class B                                             203            281
     Class C                                              69             87
     Class L                                              21              -
     Class M                                              16             66
                                                    --------       --------
                                                       2,421          2,463
                                                    --------       --------
  Shares issued-reinvested from distributions:
     Class A                                               -              -
     Class B                                               -              -
     Class C                                               -              -
     Class L                                               -              -
     Class M                                               -              -
                                                    --------       --------
                                                           -              -
                                                    --------       --------
  Shares redeemed:
     Class A                                            (361)          (783)
     Class B                                            (192)          (233)
     Class C                                             (49)           (84)
     Class L                                              (1)             -
     Class M                                             (42)           (56)
                                                    --------       --------
                                                        (645)        (1,156)
                                                    --------       --------
Net increase (decrease) in shares
  outstanding                                          1,776          1,307
                                                    ========       ========

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                    IDEX Templeton Great Companies Global 7

IDEX Templeton Great Companies Global

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                          For a share of beneficial interest outstanding throughout each period
                       -------------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    ------------------------------------------    -------------------------------------
                        Net Asset                                                                                         Net Asset
            For the       Value,         Net        Net Realized                   From Net    From Net                     Value,
            Period      Beginning     Investment   and Unrealized      Total      Investment   Realized       Total          End
         Ended (d)(g)   of Period   Income (Loss)    Gain (Loss)    Operations      Income       Gains    Distributions   of Period
------------------------------------------------------------------------------------------------------------------------------------
Class A   10/31/2003     $  5.86     $     -         $  1.04         $  1.04         $   -     $     -       $     -      $   6.90
          10/31/2002        6.65       (0.01)          (0.78)          (0.79)            -           -             -          5.86
          10/31/2001        9.81       (0.03)          (3.10)          (3.13)            -       (0.03)        (0.03)         6.65
          10/31/2000       10.00           -           (0.19)          (0.19)            -           -             -          9.81
------------------------------------------------------------------------------------------------------------------------------------
Class B   10/31/2003        5.76       (0.04)           1.02            0.98             -           -             -          6.74
          10/31/2002        6.59       (0.07)          (0.76)          (0.83)            -           -             -          5.76
          10/31/2001        9.80       (0.08)          (3.10)          (3.18)            -       (0.03)        (0.03)         6.59
          10/31/2000       10.00       (0.01)          (0.19)          (0.20)            -           -             -          9.80
------------------------------------------------------------------------------------------------------------------------------------
Class C   10/31/2003        5.76       (0.04)           1.02            0.98             -           -             -          6.74
          10/31/2002        6.59       (0.06)          (0.77)          (0.83)            -           -             -          5.76
          10/31/2001        9.80       (0.09)          (3.09)          (3.18)            -       (0.03)        (0.03)         6.59
          10/31/2000       10.00       (0.01)          (0.19)          (0.20)            -           -             -          9.80
------------------------------------------------------------------------------------------------------------------------------------
Class L   10/31/2003        5.73       (0.04)           1.05            1.01             -           -             -          6.74
------------------------------------------------------------------------------------------------------------------------------------
Class M   10/31/2003        5.78       (0.03)           1.02            0.99             -           -             -          6.77
          10/31/2002        6.60       (0.06)          (0.76)          (0.82)            -           -             -          5.78
          10/31/2001        9.80       (0.08)          (3.09)          (3.17)            -       (0.03)        (0.03)         6.60
          10/31/2000       10.00       (0.01)          (0.19)          (0.20)            -           -             -          9.80
------------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                        -----------------------------------------------------------------------
                                                           Ratio of Expenses
                                         Net Assets,           to Average          Net Investment
             For the                        End of           Net Assets (a)         Income (Loss)     Portfolio
             Period          Total          Period      -----------------------      to Average       Turnover
            Ended (g)     Return (c)       (000's)       Net (e)     Total (f)     Net Assets (a)     Rate (b)
----------------------------------------------------------------------------------------------------------------
Class A   10/31/2003         17.75%        $ 26,177        1.55%        2.05%               -%           99%
          10/31/2002        (11.90)          11,964        1.55         2.39            (0.26)           66
          10/31/2001        (31.99)           5,294        1.55         3.26            (0.37)           80
          10/31/2000        ( 1.92)           2,173        1.55        25.34            (0.52)           15
----------------------------------------------------------------------------------------------------------------
Class B   10/31/2003         17.01            3,877        2.20         2.70            (0.65)           99
          10/31/2002        (12.58)           3,251        2.20         3.04            (0.91)           66
          10/31/2001        (32.57)           3,400        2.20         3.91            (1.02)           80
          10/31/2000        ( 2.01)             582        2.20        25.99            (1.17)           15
----------------------------------------------------------------------------------------------------------------
Class C   10/31/2003         17.01            1,292        2.20         2.70            (0.65)           99
          10/31/2002        (12.58)             988        2.20         3.04            (0.91)           66
          10/31/2001        (32.57)           1,112        2.20         3.91            (1.02)           80
          10/31/2000        ( 2.01)             353        2.20        25.99            (1.17)           15
----------------------------------------------------------------------------------------------------------------
Class L   10/31/2003         17.63              137        2.20         2.70            (0.65)           99
----------------------------------------------------------------------------------------------------------------
Class M   10/31/2003         17.13              723        2.10         2.60            (0.55)           99
          10/31/2002        (12.40)             768        2.10         2.94            (0.81)           66
          10/31/2001        (32.48)             813        2.10         3.81            (0.92)           80
          10/31/2000        ( 1.99)             833        2.10        25.89            (1.07)           15
----------------------------------------------------------------------------------------------------------------

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                    IDEX Templeton Great Companies Global 8

IDEX Templeton Great Companies Global

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ended 10/31/2001, 10/31/2002, and 10/31/2003.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) IDEX Templeton Great Companies Global ("the Fund") commenced operations on September 15, 2000. The inception date for the Fund's offering of share Class L was November 11, 2002.

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                    IDEX Templeton Great Companies Global 9

IDEX Templeton Great Companies Global

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At October 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

IDEX Mutual Funds is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX Templeton Great Companies Global ("the Fund"), part of IDEX Mutual Funds, began operations on September 15, 2000 as IDEX Great Companies--Global(2). On September 15, 2003, the Fund changed its name from IDEX Great Companies-Global(2) to IDEX Templeton Great Companies Global.

In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers five classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. Effective November 11, 2002, Class C and M shares were closed to new investors. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Trustees and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2003, was paying an interest rate of 0.75%.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $1 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are included in Investment securities at value on the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

Income from securities lending is included in the Statement of Operations. The amounts of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

IDEX Mutual Funds                                             Annual Report 2003

                    IDEX Templeton Great Companies Global 10

IDEX Templeton Great Companies Global

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Forward foreign currency contracts: The Fund may enter into forward foreign curency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Open forward currency contracts at October 31, 2003, are listed in the Schedule of Investments.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (ie: through the assets allocation funds)

                                      Net         % of
                                    Assets     Net Assets
                                   --------   -----------
IDEX Asset Allocation
  Conservative Portfolio           5,165          16%
IDEX Asset Allocation Growth       3,154          10%
IDEX Asset Allocation Moderate
  Growth                           6,438          20%
IDEX Asset Allocation Moderate     4,954          15%
                                                 -----
                                                  61%

On September 15th, 2003, Templeton Investment Counsel LLC became a co-subadviser of the Fund, managing the foreign portion.

Great Companies, LLC is both an affiliate of the Fund and a co-sub-adviser of the Fund, managing the domestic portion.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following stated break points:

    0.80% of the first $500 million of ANA
    0.70% of ANA over $500 million

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    1.20% Expense Limit

If total fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

                    Advisory Fee       Available for
                       Waived        Recapture Through
                   --------------   ------------------
Fiscal Year 2003        127              10/31/2006
Fiscal Year 2002        115              10/31/2005
Fiscal Year 2001        144              10/31/2004

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The 12b-1 fee for the Fund is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Class A          0.35%
  Class B          1.00%
  Class C          1.00%
  Class L          1.00%
  Class M          0.90%

IDEX Mutual Funds                                             Annual Report 2003

                    IDEX Templeton Great Companies Global 11

IDEX Templeton Great Companies Global

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, L, M and certain A share redemptions. For the year ended October 31, 2003, the underwriter commissions were as follows:

     Received by Underwriter    $ 22
     Retained by Underwriter       3
     Contingent Sales Charges     10

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Transfer agent fees: The Fund incurs ATIS annual per-account charges (not in thousands) of $20.00 for each open shareholder account and $1.63 for each closed account maintained, and certain out of pocket expenses.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any IDEX Fund. At October 31, 2003, the value of invested plan amounts was $1. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2003, were as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 33,490
  U.S. Government                                           -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                  23,616
  U.S. Government                                           -

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Shares of beneficial interest, unlimited
       shares authorized                            $ (127)
     Undistributed net investment income (loss)         31
     Accumulated net realized gain (loss) from
       investment securities                            96

The tax basis components of distributable earnings as of October 31, 2003, are as follows:

     Undistributed Ordinary Income                  $      -
                                                    ========
     Undistributed Long-term Capital Gains          $      -
                                                    ========
     Capital Loss Carryforward                      $ (1,844)
                                                    ========
     Net Unrealized Appreciation (Depreciation)     $  1,656
                                                    ========

The capital loss carryforward utilized as of October 31, 2003 was $784. The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

 Capital Loss
 Carryforward          Available through
--------------        ------------------
   $ 1,008             October 31, 2009
       836             October 31, 2010

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2003, are as follows:

     Federal Tax Cost Basis                         $ 32,365
                                                    ========
     Unrealized Appreciation                        $  2,318
     Unrealized (Depreciation)                          (662)
                                                    --------
     Net Unrealized Appreciation (Depreciation)     $  1,656
                                                    ========


IDEX Mutual Funds                                             Annual Report 2003

                    IDEX Templeton Great Companies Global 12

--------------------------------------------------------------------------------

              Report of Independent Certified Public Accountants

To the Board of Trustees and Shareholders of IDEX Templeton Great Companies Global

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of IDEX Templeton Great Companies Global (the "Fund") (one of the portfolios constituting the IDEX Mutual Funds) at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
December 18, 2003


IDEX Mutual Funds                                             Annual Report 2003

                    IDEX Templeton Great Companies Global 13

IDEX Transamerica Conservative High-Yield Bond

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

The economy ended the fiscal year on a very strong note. Third quarter Gross Domestic Product ("GDP") registered a revised advance of 8.2%, one of the strongest quarters in nearly two decades. Strong personal consumption expenditures along with a resurgence of capital spending contributed to most of the increase. Surprisingly, inventories were liquidated once again, the third straight quarterly occurrence.

PERFORMANCE

For the year ended October 31, 2003, IDEX Transamerica Conservative High-Yield Bond returned 22.74%. By comparison its benchmark, Merrill Lynch High Yield Master Index, returned 31.95%.

STRATEGY REVIEW

The portfolio is exposed to duration risk through the required holding of thirty-five percent of investment grade debt. The portfolio is currently positioned with a neutral weighting versus target duration, but would expect a more defensive position as we move into and through 2004.

Our strategy of over-weighting credit and maintaining a neutral bias on duration during the fiscal year has worked out well. Although the environment earlier in the fiscal year was less than optimistic, given the lackluster economy and geopolitical risks from the Iraqi war, the portfolio continued its stance of heavy credit and down in credit quality, as the valuation level was more than compensating for the risk taken. The portfolio did however, under-perform its customized benchmark due primarily to the significant outperformance of distressed credit, which is not an area of focus for the portfolio.

/s/ David R. Halfpap
David R. Halfpap

/s/ Bradley J. Beman
Bradley J. Beman
Co-Fund Managers
AEGON USA Investment Management, LLC

IDEX Mutual Funds                                             Annual Report 2003

                IDEX Transamerica Conservative High-Yield Bond 1

IDEX Transamerica Conservative High-Yield Bond

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Growth of $10,000
Inception of 10/31/93 through 10/31/03
Investment less sales charges - $9,525

[The following table was depicted as a mountain chart in the printed material.]

      DATE          Class A               MLHYM
   ----------      ---------            ---------
   10/31/1993        9,525               10,000
   12/31/1993        9,518               10,161
    3/31/1994        9,249                9,973
    6/30/1994        9,113                9,857
    9/30/1994        9,108                9,992
   12/31/1994        9,133               10,040
    3/31/1995        9,715               10,648
    6/30/1995       10,370               11,324
    9/30/1995       10,552               11,651
   12/31/1995       10,820               12,036
    3/31/1996       10,852               12,211
    6/30/1996       10,974               12,378
    9/30/1996       11,358               12,868
   12/31/1996       11,835               13,374
    3/31/1997       11,862               13,514
    6/30/1997       12,355               14,156
    9/30/1997       12,878               14,710
   12/31/1997       13,206               15,090
    3/31/1998       13,362               15,510
    6/30/1998       13,655               15,770
    9/30/1998       13,775               15,206
   12/31/1998       13,775               15,642
    3/31/1999       13,842               15,812
    6/30/1999       13,693               15,918
    9/30/1999       13,671               15,719
   12/31/1999       13,728               15,888
    3/31/2000       13,736               15,602
    6/30/2000       13,798               15,700
    9/30/2000       14,165               15,909
   12/31/2000       14,304               15,276
    3/31/2001       15,071               16,234
    6/30/2001       14,868               16,025
    9/30/2001       14,988               15,373
   12/31/2001       14,925               16,234
    3/31/2002       14,953               16,552
    6/30/2002       14,531               15,531
    9/30/2002       14,182               15,045
   12/31/2002       14,681               16,049
    3/31/2003       15,412               17,156
    6/30/2003       16,509               18,815
    9/30/2003       16,889               19,291
   10/31/2003       17,110               19,685

Average Annual Total Return for Periods Ended 10/31/03
--------------------------------------------------------------------------------

                                                             From      Inception
                     1 year      5 years     10 years     Inception       Date
--------------------------------------------------------------------------------
Class A (NAV)         22.74%       4.88%        6.03%        8.72%       6/14/85
Class A (POP)         16.91%       3.87%        5.52%        8.43%       6/14/85
MLHYM(1)              31.95%       5.65%        7.00%        9.76%       6/14/85
--------------------------------------------------------------------------------
Class B (NAV)         21.94%       4.22%           -         5.50%       10/1/95
Class B (POP)         16.94%       4.05%           -         5.50%       10/1/95
--------------------------------------------------------------------------------
Class C (NAV)         21.94%          -            -         5.20%       11/1/99
--------------------------------------------------------------------------------
Class L (NAV)             -           -            -        19.52%      11/11/02
Class L (POP)             -           -            -        17.52%      11/11/02
--------------------------------------------------------------------------------
Class M (NAV)         22.06%       4.33%        5.41%        5.48%       10/1/93
Class M (POP)         19.84%       4.12%        5.30%        5.38%       10/1/93
--------------------------------------------------------------------------------

NOTES

(1) The Merrill Lynch High Yield Master (MLHYM) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares, (2% in the 1st year and 1% in the 2nd year) for Class L shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Class C and M shares are not available to new investors.

Investments in high-yield bonds ("junk bonds") may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.


IDEX Mutual Funds                                             Annual Report 2003

                IDEX Transamerica Conservative High-Yield Bond 2

IDEX Transamerica Conservative High-Yield Bond

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts except share amounts in thousands)

                                                        Principal           Value
-----------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS (0.4%)
  Republic of Colombia
    9.75%, due 04/23/2009                               $   1,000        $   1,080
                                                                         ---------
Total Foreign Government Obligations (cost: $930)                            1,080
                                                                         ---------
CORPORATE DEBT SECURITIES (92.2%)
Aerospace (0.8%)
  K&F Industries, Inc.
     9.63%, due 12/15/2010                                  1,000            1,120
  Textron Inc.
     4.50%, due 08/01/2010                                  1,000              994
Air Transportation (0.4%)
  American Airlines, Inc.
     3.86%, due 07/09/2010                                  1,000              983
Amusement & Recreation Services (2.6%)
  MGM MIRAGE
     6.88%, due 02/06/2008                                  2,000            2,108
     6.00%, due 10/01/2009                                  1,000            1,013
  Mohegan Tribal Gaming Authority-144A
     6.38%, due 07/15/2009                                  1,000            1,024
  Premier Parks Inc. (a)
     9.75%, due 06/15/2007                                  2,000            2,030
  Speedway Motorsports, Inc.
     6.75%, due 06/01/2013                                  1,000            1,018
Automotive (4.2%)
  ArvinMeritor, Inc.
     6.75%, due 03/15/2008                                  3,000            2,940
  DaimlerChrysler North America Holding
    Corporation
     4.05%, due 06/04/2008                                  1,000              967
  Dana Corporation (a)
     6.25%, due 03/01/2004                                  1,000            1,008
  General Motors Corporation (a)
     7.13%, due 07/15/2013                                  2,000            2,081
  Navistar International Corporation
     9.38%, due 06/01/2006                                  2,000            2,189
  Tenneco Automotive Inc.
    10.25%, due 07/15/2013                                  2,500            2,763

Beverages (0.4%)
  Cadbury Schweppes PLC-144A
     3.88%, due 10/01/2008                                  1,000              992
Business Credit Institutions (1.3%)
  Ford Motor Credit Company
     6.50%, due 01/25/2007                                    500              516
     5.80%, due 01/12/2009                                  2,000            1,948
  HVB Funding Trust III-144A (a)
     9.00%, due 10/22/2031                                  1,000            1,162

                                                         Principal           Value
-----------------------------------------------------------------------------------
Business Services (3.2%)
  Clear Channel Communications, Inc.
     4.63%, due 01/15/2008                              $   1,000        $   1,029
     7.65%, due 09/15/2010                                  1,000            1,165
  R.H. Donnelley Financial Corporation I-144A
    10.88%, due 12/15/2012                                  2,000            2,384
  Universal Compression, Inc.
     7.25%, due 05/15/2010                                  2,000            2,080
  Universal Hospital Services, Inc.-144A
    10.13%, due 11/01/2011                                  2,000            2,090
Chemicals & Allied Products (4.9%)
  Eastman Chemical Company
     3.25%, due 06/15/2008                                  1,000              948
  Elizabeth Arden, Inc. (a)
    11.75%, due 02/01/2011                                  1,000            1,145
  Equistar Chemicals, LP
    10.13%, due 09/01/2008                                  1,000            1,050
  Equistar Chemicals, LP-144A
    10.63%, due 05/01/2011                                  2,000            2,090
  Huntsman International LLC
    9.88%, due 03/01/2009                                   1,000            1,055
  Huntsman International LLC-144A
    11.63%, due 10/15/2010                                  1,500            1,440
  Lyondell Chemical Company
    10.50%, due 06/01/2013                                  1,000            1,030
  Monsanto Company
     4.00%, due 05/15/2008                                  2,000            1,992
  Nalco Company-144A
     8.88%, due 11/15/2013                                  2,000            2,080
  Scotts Company (The)-144A
     6.63%, due 11/15/2013                                  1,000            1,013
Commercial Banks (0.4%)
  Popular, Inc
     6.13%, due 10/15/2006                                  1,000            1,088
Communication (3.8%)
  Adelphia Communications Corporation (d)
    10.25%, due 11/01/2006                                  1,000              805
  Charter Communications Holdings LLC
     8.63%, due 04/01/2009 (a)                              2,000            1,605
     0.00%, due 04/01/2011 (g)                              1,000              755
  Comcast Cable Communications, Inc.
     6.75%, due 01/30/2011                                  2,000            2,213
  CSC Holdings, Inc.
     7.88%, due 12/15/2007                                  1,000            1,023
  Intelsat, Ltd.-144A
     5.25%, due 11/01/2008                                  2,000            2,020
  SpectraSite, Inc.-144A (a)
     8.25%, due 05/15/2010                                  2,000            2,120

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                IDEX Transamerica Conservative High-Yield Bond 3

IDEX Transamerica Conservative High-Yield Bond

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                     Principal              Value
------------------------------------------------------------------------------------
Communications Equipment (1.5%)
  L-3 Communications Corporation
     7.63%, due 06/15/2012                            $   1,000        $   1,090
     6.13%, due 07/15/2013                                2,000            1,980
  Nortel Networks Corporation
     6.13%, due 02/15/2006                                1,000            1,024
Computer & Data Processing Services (0.8%)
  Unisys Corporation
     7.88%, due 04/01/2008                                2,000            2,083
Construction (0.7%)
  Centex Corporation
     5.80%, due 09/15/2009                                  750              797
  D.R. Horton, Inc.
     6.88%, due 05/01/2013                                1,000            1,053
Drug Stores & Proprietary Stores (0.8%)
  Medco Health Solutions, Inc. (a)
     7.25%, due 08/15/2013                                1,000            1,064
  Rite Aid Corporation
     9.50%, due 02/15/2011                                1,000            1,125
Electric Services (7.3%)
  AES Corporation (The)-144A
     8.75%, due 05/15/2013                                2,000            2,135
  Calpine Corporation-144A
     8.50%, due 07/15/2010                                3,000            2,745
  CenterPoint Energy Resources Corp.-144A
     7.88%, due 04/01/2013                                2,000            2,272
  Dynegy Holdings Inc.
     7.67%, due 11/08/2016                                2,000            1,800
  Dynegy Holdings Inc.-144A (a)
    10.13%, due 07/15/2013                                3,000            3,255
  Elwood Energy LLC
     8.16%, due 07/05/2026                                1,891            1,872
  Illinova Corporation
    11.50%, due 12/15/2010                                1,000            1,195
  Nevada Power Company
     8.25%, due 06/01/2011                                4,000            4,180
  Texas-New Mexico Power Company- 144A
     6.13%, due 06/01/2008                                1,000            1,009
Electric, Gas & Sanitary Services (0.4%)
  NiSource Finance Corporation
     7.88%, due 11/15/2010                                1,000            1,183
Electronic & Other Electric Equipment (0.8%)
  Rayovac Corporation-144A
     8.50%, due 10/01/2013                                2,000            2,080
Electronic Components & Accessories (3.1%)
  Amkor Technology, Inc.-144A (a)
     7.75%, due 05/15/2013                                2,000            2,130

                                                     Principal              Value
------------------------------------------------------------------------------------
Electronic Components & Accessories (continued)
  Flextronics International Ltd.-144A (a)
     6.50%, due 05/15/2013                            $   1,000        $     988
  ON Semiconductor Corporation (e)
    13.00%, due 05/15/2008                                1,000            1,160
  Tyco International Group SA
     5.88%, due 11/01/2004                                2,000            2,063
     6.38%, due 02/15/2006                                2,000            2,118
Environmental Services (0.4%)
  Allied Waste North America, Inc.
     7.88%, due 04/15/2013                                1,000            1,073
Food & Kindred Products (2.7%)
  Altria Group, Inc
     7.20%, due 02/01/2007                                2,000            2,122
  Del Monte Foods Company-144A
     8.63%, due 12/15/2012                                3,000            3,315
  Kraft Foods, Inc.
     4.00%, due 10/01/2008                                1,000              997
  Tyson Foods, Inc.
     7.25%, due 10/01/2006                                1,000            1,104
Food Stores (1.7%)
  Ingles Markets, Incorporated
     8.88%, due 12/01/2011                                1,000              963
  Pathmark Stores, Inc.-144A
     8.75%, due 02/01/2012                                2,000            2,050
  Stater Bros. Holdings Inc.
    10.75%, due 08/15/2006                                1,500            1,581
Gas Production & Distribution (2.3%)
  El Paso CGP Company
     7.75%, due 06/15/2010                                1,000              843
  Northern Border Partners, L.P.
     8.88%, due 06/15/2010                                1,000            1,200
  Northwest Pipeline Corporation
     8.13%, due 03/01/2010                                2,000            2,204
  Williams Companies, Inc. (The)
     8.63%, due 06/01/2010                                2,000            2,189
Health Services (2.9%)
  Manor Care, Inc.
     6.25%, due 05/01/2013                                2,000            2,053
  National Nephrology Associates, Inc.-144A
     9.00%, due 11/01/2011                                1,500            1,549
  NeighborCare, Inc.-144A
     6.88%, due 11/15/2013                                1,500            1,526
  Tenet Healthcare Corporation
     5.38%, due 11/15/2006                                3,000            2,880
Holding & Other Investment Offices (4.1%)
  Arch Western Finance LLC-144A
     6.75%, due 07/01/2013                                2,000            2,070

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                IDEX Transamerica Conservative High-Yield Bond 4

IDEX Transamerica Conservative High-Yield Bond

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                  Principal              Value
------------------------------------------------------------------------------------
Holding & Other Investment Offices (continued)
  Corrections Corporation of
    America-144A
     7.50%, due 05/01/2011                            $   1,000        $   1,045
  FelCor Lodging LP (e)
    10.00%, due 09/15/2008                                1,000            1,075
  Matis Reef Ltd.-144A
     4.69%, due 11/14/2008                                2,000            2,000
  TRAINS HY-2003-1-144A (e)
     8.66%, due 05/15/2013                                4,857            5,351
Hotels & Other Lodging Places (3.4%)
  Hilton Hotels Corporation
     7.63%, due 12/01/2012                                2,000            2,212
  John Q. Hammons Hotels, Inc.-Series B
     8.88%, due 05/15/2012                                1,500            1,635
  Las Vegas Sands, Inc. (Venetian Casino
    Resort LLC)
    11.00%, due 06/15/2010                                1,000            1,154
  Park Place Entertainment Corporation
     7.50%, due 09/01/2009                                2,000            2,179
     8.13%, due 05/15/2011 (a)                            1,000            1,093
     7.00%, due 04/15/2013                                1,000            1,043
Industrial Machinery & Equipment (0.8%)
  SPX Corporation
     7.50%, due 01/01/2013                                2,000            2,135
Lumber & Wood Products (1.0%)
  Georgia-Pacific Corporation
     8.88%, due 02/01/2010                                1,000            1,143
  Scotia Pacific Company LLC
     7.11%, due 01/20/2014                                2,000            1,534
Medical Instruments & Supplies (0.6%)
  Bard, (C.R.) Inc.
     6.70%, due 12/01/2026                                1,500            1,652
Metal Cans & Shipping Containers (0.4%)
  Crown European Holdings SA
    10.88%, due 03/01/2013                                1,000            1,140
Metal Mining (0.3%)
  Rio Tinto Finance (USA) Limited
     2.63%, due 09/30/2008                                1,000              952
Mining (0.8%)
  Peabody Energy Corporation
     6.88%, due 03/15/2013                                2,000            2,105
Motion Pictures (1.9%)
  Liberty Media Corporation
     7.88%, due 07/15/2009                                1,000            1,130
  Time Warner Entertainment Company, LP
    10.15%, due 05/01/2012                                1,000            1,325
  Time Warner Inc.
     7.75%, due 06/15/2005                                1,000            1,084
     7.48%, due 01/15/2008 (a)                            1,500            1,688

                                                       Principal          Value
------------------------------------------------------------------------------------
Motor Vehicles, Parts & Supplies (0.9%)
  TRW Automotive Inc.-144A (a)
    11.00%, due 02/15/2013                            $   2,000        $   2,359
Oil & Gas Extraction (4.8%)
  Alberta Energy Company Ltd.
     7.38%, due 11/01/2031                                1,000            1,166
  Chesapeake Energy Corporation
     8.38%, due 11/01/2008                                1,000            1,095
  Chesapeake Energy Corporation-144A (a)
     7.50%, due 09/15/2013                                1,000            1,075
  Forest Oil Corporation
     8.00%, due 12/15/2011                                  500              538
     7.75%, due 05/01/2014                                1,000            1,040
  Key Energy Services, Inc.
     6.38%, due 05/01/2013                                1,000            1,005
  Louisana Land and Exploration
    Company (The)
     7.63%, due 04/15/2013                                2,000            2,293
  PDVSA Finance Ltd.
     6.45%, due 02/15/2004                                  750              752
  PDVSA Finance Ltd.-Series 1998-1B
     6.65%, due 02/15/2006                                1,500            1,470
  Stone Energy Corporation
     8.25%, due 12/15/2011                                1,000            1,070
  XTO Energy, Inc.
     6.25%, due 04/15/2013                                2,000            2,088
Paper & Allied Products (1.9%)
  Cascades, Inc. (e)
     7.25%, due 02/15/2013                                1,000            1,045
  Cascades, Inc.-144A (e)
     7.25%, due 02/15/2013                                1,000            1,045
  Graphic Packaging Corporation-144A
     8.50%, due 08/15/2011                                2,000            2,204
  Smurfit-Stone Container Corporation
     8.25%, due 10/01/2012                                1,000            1,050
Paper & Paper Products (0.8%)
  MDP Acquisitions PLC
     9.63%, due 10/01/2012                                2,000            2,219
Paperboard Containers & Boxes (0.7%)
  Jefferson Smurfit Corporation (U.S.)
     7.50%, due 06/01/2013                                2,000            2,040
Personal Credit Institutions (0.4%)
  General Motors Acceptance Corporation (a)
     5.13%, due 05/09/2008                                1,000            1,016
Personal Services (0.7%)
  Service Corporation International
     7.70%, due 04/15/2009                                2,000            2,075

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                IDEX Transamerica Conservative High-Yield Bond 5

IDEX Transamerica Conservative High-Yield Bond

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                      Principal           Value
----------------------------------------------------------------------------------
Petroleum Refining (0.8%)
  Tesoro Petroleum Corporation
     8.00%, due 04/15/2008                            $   2,000        $   2,120
Primary Metal Industries (1.1%)
  Oregon Steel Mills, Inc.
    10.00%, due 07/15/2009                                1,000              820
  United States Steel Corporation
     9.75%, due 05/15/2010                                2,000            2,110
Printing & Publishing (6.1%)
  American Color Graphics, Inc.-144A
    10.00%, due 06/15/2010                                2,000            2,145
  Dex Media East LLC (Dex Media
    Finance Co.)
     9.88%, due 11/15/2009                                1,000            1,133
  Dex Media West LLC (Dex Media Finance
    Co.)-144A
     8.50%, due 08/15/2010                                2,000            2,179
  Houghton Mifflin Co. (a)
     9.88%, due 02/01/2013                                2,000            2,163
  Moore North America Finance, Inc.-144A
     7.88%, due 01/15/2011                                2,000            2,160
  News America Incorporated (a)
     6.63%, due 01/09/2008                                1,000            1,110
  Primedia Inc.
     8.88%, due 05/15/2011                                2,000            2,065
  Quebecor World Inc.
     7.75%, due 02/15/2009                                2,000            2,091
  Quebecor World Inc.-144A
     4.88%, due 11/15/2008                                2,000            1,998
Radio & Television Broadcasting (2.1%)
  CanWest Media Inc.
    10.63%, due 05/15/2011                                1,000            1,145
     7.63%, due 04/15/2013                                1,000            1,093
  Susquehanna Media Co.
     7.38%, due 04/15/2013                                2,000            2,065
  Videotron Ltee-144A
     6.88%, due 01/15/2014                                1,500            1,549
Research & Testing Services (0.4%)
  Quintiles Transnational Corp.-144A
    10.00%, due 10/01/2013                                1,000            1,055
Restaurants (0.4%)
  YUM! Brands, Inc.
     7.70%, due 07/01/2012                                1,000            1,128
Rubber & Misc. Plastic Products (0.8%)
  Sealed Air Corporation-144A
     5.38%, due 04/15/2008                                2,000            2,079
Savings Institutions (1.6%)
  People's Bank
     7.20%, due 12/01/2006                                2,300            2,520

                                                      Principal           Value
----------------------------------------------------------------------------------
Savings Institutions (continued)
  Washington Mutual, Inc.
     4.00%, due 01/15/2009                            $   2,000        $   1,984
Stone, Clay & Glass Products (1.2%)
  Anchor Glass Container Corporation
    11.00%, due 02/15/2013                                1,000            1,140
  Owens-Brockway Glass Container Inc.
     7.75%, due 05/15/2011                                1,000            1,055
     8.75%, due 11/15/2012                                1,000            1,095
Telecommunications (3.8%)
  ACC Escrow Corporation-144A
    10.00%, due 08/01/2011                                2,000            2,179
  BT Group PLC (f)
     8.38%, due 12/15/2010                                1,000            1,208
  Cincinnati Bell Inc.-144A
     8.38%, due 01/15/2001                                1,000            1,000
  France Telecom (f)
     9.00%, due 03/01/2011                                1,000            1,206
  Nextel Communications, Inc.
     9.38%, due 11/15/2009                                1,000            1,090
  Qwest Capital Funding, Inc.
     7.00%, due 08/03/2009                                2,000            1,860
     7.90%, due 08/15/2010                                2,000            1,910
Transportation Equipment (0.7%)
  Westinghouse Air Brake Technologies
    Corporation-144A
     6.88%, due 07/31/2013                                2,000            2,055
Trucking & Warehousing (0.8%)
  Iron Mountain Incorporated
     7.75%, due 01/15/2015                                2,000            2,135
Water Transportation (1.2%)
  Royal Caribbean Cruises Ltd. (a)
     7.00%, due 10/15/2007                                1,000            1,043
     8.75%, due 02/02/2011                                2,000            2,229
Wholesale Trade Nondurable Goods (0.3%)
  Nash-Finch Company-Series B
     8.50%, due 05/01/2008                                1,000              945
                                                                       ---------
Total Corporate Debt Securities (cost: $243,682)                         255,378
                                                                       ---------
                                                          Shares         Value
--------------------------------------------------------------------------------
PREFERRED STOCKS (0.8%)
Holding & Other Investment Offices (0.8%)
  Duke Realty Corporation (e)                            40,000        $   2,111
                                                                       ---------
Total Preferred Stocks (cost:$2,008)                                       2,111
                                                                       ---------

COMMON STOCKS (0.0%)
Printing & Publishing (0.0%)
  Golden Boks Family Entertainment, Inc. (a)             63,750               (c)
                                                                       ---------
Total Common Stocks (cost:$168)                                               (c)
                                                                       ---------

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                IDEX Transamerica Conservative High-Yield Bond 6

IDEX Transamerica Conservative High-Yield Bond

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                        Principal         Value
---------------------------------------------------------------------------------
SECURITY LENDING COLLATERAL (9.1%)
Debt (8.0%)
Bank Notes (0.9%)
  Canadian Imperial Bank of Commerce
    1.12%, due 11/04/2003                               $   1,095      $   1,095
  Fleet National Bank
    1.06%, due 01/21/2004                                   1,533          1,533
Euro Dollar Terms (4.5%)
  Bank of Montreal
    1.03%, due 11/13/2003                                     876            876
    1.04%, due 11/14/2003                                     769            769
  Bank of Nova Scotia (The)
    1.06%, due 11/12/2003                                     438            438
  Bank of Scotland
    1.04%, due 11/14/2003                                     876            876
  Citigroup Inc.
    1.08%, due 01/05/2004                                   1,314          1,314
  Credit Agricole Indosuez
    1.08%, due 01/06/2004                                     964            964
  Den Danske Bank
    1.04%, due 11/10/2003                                     438            438
    1.08%, due 01/20/2004                                   1,314          1,314
  Royal Bank of Canada
    1.04%, due 11/24/2003                                   1,095          1,095
    1.06%, due 12/08/2003                                     438            438
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/15/2004                                   1,314          1,314
  SouthTrust Bank
    1.08%, due 01/16/2004                                   1,314          1,314
  Wells Fargo & Company
    1.04%, due 11/20/2003                                   1,314          1,314

                                                       Principal          Value
---------------------------------------------------------------------------------
Promissory Notes (0.6%)
  Goldman Sachs Group, Inc. (The)
    1.15%, due 11/03/2003                               $   1,533      $   1,533
Repurchase Agreements (2.0%)(b)
  Goldman Sachs Group, Inc. (The)
    1.10% Repurchase Agreement dated
    10/31/2003 to be repurchased at $438
    on 11/03/2003                                             438            438
  Merrill Lynch & Co., Inc.
    1.10% Repurchase Agreement dated
    10/31/2003 to be repurchased at $5,036
    on 11/03/2003                                           5,036          5,036

                                                         Shares           Value
---------------------------------------------------------------------------------
Investment Companies (1.1%)
Money Market Funds (1.1%)
  Merrimac Cash Series Fund-
    Premium Class
    1-day yield of 0.97%                                3,065,945      $   3,066
                                                                       ---------
Total Security Lending Collateral (cost: $25,165)                         25,165
                                                                       ---------
Total Investment Securities (cost: $271,953)                           $ 283,734
                                                                       =========

SUMMARY:
  Investments, at value                                   102.5 %      $ 283,734
  Liabilities in excess of other assets                    (2.5)%         (6,865)
                                                         ---------     ---------
  Net assets                                              100.0 %      $ 276,869
                                                         =========     =========

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  At October 31, 2003, all or a portion of this security is on loan (see Note
     1). The value at October 31, 2003, of all securities on loan is $24,592.

(b) Cash collateral for the Repurchase Agreements, valued at $5,584, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%-10.18% and 06/01/2004-12/31/2049, respectively.

(c)  Value is less than $1.

(d)  Securities are currently in default on interest payments.

(e)  Floating or variable rate note. Rate is listed as of October 31, 2003.

(f) Securities are stepbonds. Coupon steps up or down by 25BP for each rating upgrade or downgrade by Standard and Poor's or Moody's for each notch below A-/A3.

(g) Securities are stepbonds. Charter Communications Holdings LLC has an coupon rate of 0.00% until 04/01/2004, thereafter the coupon rate will be 9.92%.

DEFINITIONS:

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                IDEX Transamerica Conservative High-Yield Bond 7

IDEX Transamerica Conservative High-Yield Bond

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $271,953)
     (including $24,592 of securities loaned)                  $ 283,734
  Cash                                                            25,087
  Receivables:
     Investment securities sold                                    1,022
     Shares of beneficial interest sold                            2,652
     Interest                                                      5,179
  Other                                                               41
                                                               ---------
                                                                 317,715
                                                               ---------
Liabilities:
  Investment securities purchased                                 15,107
  Accounts payable and accrued liabilities:
     Shares of beneficial interest redeemed                          204
     Management and advisory fees                                    136
     Distribution fees                                               122
     Transfer agent fees                                              38
     Dividends to shareholders                                         2
  Payable for securities on loan                                  25,165
  Other                                                               72
                                                               ---------
                                                                  40,846
                                                               ---------
Net Assets                                                     $ 276,869
                                                               =========
Net Assets Consist of:
  Shares of beneficial interest, unlimited shares authorized   $ 278,722
  Undistributed net investment income (loss)                         625
  Accumulated net realized gain (loss) from investment
     securities                                                  (14,255)
  Net unrealized appreciation (depreciation) on investment
     securities                                                   11,777
                                                               ---------
Net Assets                                                     $ 276,869
                                                               =========
Shares Outstanding:
  Class A                                                         21,325
  Class B                                                          5,675
  Class C                                                          1,925
  Class L                                                            926
  Class M                                                            636
Net Asset Value Per Share:
  Class A                                                      $    9.08
  Class B                                                           9.08
  Class C                                                           9.08
  Class L                                                           9.08
  Class M                                                           9.08
Maximum Offering Price Per Share (a):
  Class A                                                      $    9.53
  Class M                                                           9.17

(a) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, and L shares represents offering price. The redemption price for Classes B, L, and M shares equals net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the year ended October 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                           $ 13,832
  Dividends                                               160
  Income from loaned securities-net                        59
                                                     --------
                                                       14,051
                                                     --------
Expenses:
  Management and advisory fees                          1,081
  Transfer agent fees                                     250
  Printing and shareholder reports                         37
  Custody fees                                             38
  Administration fees                                      32
  Legal fees                                                9
  Auditing and accounting fees                             21
  Trustees fees                                            12
  Registration fees                                        74
  Other                                                     8
  Distribution and service fees:
     Class A                                              399
     Class B                                              437
     Class C                                              134
     Class L                                               36
     Class M                                               53
                                                     --------
  Total expenses                                        2,621
                                                     --------
Net Investment Income (Loss)                           11,430
                                                     --------
Net Realized and Unrealized Gain (Loss):
  Realized gain (loss) from investment securities      (4,706)
  Increase (decrease) in unrealized appreciation
     (depreciation) on investment securities           27,479
                                                     --------
Net Gain (Loss) on Investment Securities               22,773
                                                     --------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                    $ 34,203
                                                     ========

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                IDEX Transamerica Conservative High-Yield Bond 8

IDEX Transamerica Conservative High-Yield Bond

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                                     October 31,     October 31,
                                                         2003           2002
                                                     ----------     ------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                       $  11,430       $   6,448
  Net realized gain (loss) from investment
     securities                                         (4,706)         (5,400)
  Net unrealized appreciation
     (depreciation) on investment
     securities                                         27,479         (10,432)
                                                     ---------       ---------
                                                        34,203          (9,384)
                                                     ---------       ---------
Distributions to Shareholders:
  From net investment income:
     Class A                                            (7,408)         (3,645)
     Class B                                            (2,630)         (2,090)
     Class C                                              (796)           (482)
     Class L                                              (198)              -
     Class M                                              (368)           (459)
                                                     ---------       ---------
                                                       (11,400)         (6,676)
                                                     ---------       ---------
  From net realized gains:
     Class A                                                 -               -
     Class B                                                 -               -
     Class C                                                 -               -
     Class L                                                 -               -
     Class M                                                 -               -
                                                     ---------       ---------
                                                             -               -
                                                     ---------       ---------
Capital Share Transactions:
  Proceeds from shares sold:
     Class A                                           182,483          38,187
     Class B                                            28,567          15,891
     Class C                                            14,942           7,572
     Class L                                             9,354               -
     Class M                                             1,902           2,479
                                                     ---------       ---------
                                                       237,248          64,129
                                                     ---------       ---------
  Dividends and distributions reinvested:
     Class A                                             6,615           2,915
     Class B                                             1,509           1,419
     Class C                                               305             333
     Class L                                               101               -
     Class M                                               256             300
                                                     ---------       ---------
                                                         8,786           4,967
                                                     ---------       ---------
  Cost of shares redeemed:
     Class A                                           (70,217)        (23,048)
     Class B                                           (15,455)        (16,144)
     Class C                                            (5,727)         (8,655)
     Class L                                            (1,404)              -
     Class M                                            (3,107)         (3,745)
                                                     ---------       ---------
                                                       (95,910)        (51,592)
                                                     ---------       ---------
                                                       150,124          17,504
                                                     ---------       ---------
Net increase (decrease) in net assets                  172,927           1,444
                                                     ---------       ---------
Net Assets:
  Beginning of year                                    103,942         102,498
                                                     ---------       ---------
  End of year                                        $ 276,869       $ 103,942
                                                     =========       =========
Undistributed Net Investment Income (Loss)           $     625       $      12
                                                     =========       =========

                                                     October 31,     October 31,
                                                         2003           2002
                                                     ----------     ------------
Share Activity:
  Shares issued:
     Class A                                            21,036           4,469
     Class B                                             3,332           1,842
     Class C                                             1,749             864
     Class L                                             1,074               -
     Class M                                               219             283
                                                     ---------       ---------
                                                        27,410           7,458
                                                     ---------       ---------
  Shares issued-reinvestment from distributions:
     Class A                                               767             341
     Class B                                               176             165
     Class C                                                36              38
     Class L                                                12               -
     Class M                                                30              35
                                                     ---------       ---------
                                                         1,021             579
                                                     ---------       ---------
  Shares redeemed:
     Class A                                            (8,089)         (2,678)
     Class B                                            (1,788)         (1,883)
     Class C                                              (660)           (995)
     Class L                                              (160)              -
     Class M                                              (362)           (433)
                                                     ---------       ---------
                                                       (11,059)         (5,989)
                                                     ---------       ---------
Net increase (decrease) in shares
  outstanding                                           17,372           2,048
                                                     =========       =========

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                IDEX Transamerica Conservative High-Yield Bond 9

IDEX Transamerica Conservative High-Yield Bond

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                         For a share of beneficial interest outstanding throughout each period
                       ------------------------------------------------------------------------------------------------------------
                                               Investment Operations                         Distributions
                                    -------------------------------------------  -------------------------------------
                        Net Asset                                                                                        Net Asset
            For the       Value,         Net         Net Realized                 From Net    From Net                    Value,
            Period      Beginning     Investment    and Unrealized      Total    Investment   Realized       Total          End
         Ended (d)(g)   of Period   Income (Loss)     Gain (Loss)    Operations    Income       Gains    Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Class A   10/31/2003     $  7.93       $ 0.57          $  1.16        $  1.73    $   (0.58)   $      -    $   (0.58)     $   9.08
          10/31/2002        9.26         0.57            (1.31)         (0.74)       (0.59)          -        (0.59)         7.93
          10/31/2001        9.24         0.72             0.01           0.73        (0.71)          -        (0.71)         9.26
          10/31/2000        9.67         0.69            (0.37)          0.32        (0.69)      (0.06)       (0.75)         9.24
          10/31/1999       10.43         0.65            (0.54)          0.11        (0.67)      (0.20)       (0.87)         9.67
-----------------------------------------------------------------------------------------------------------------------------------
Class B   10/31/2003        7.93         0.51             1.17           1.68        (0.53)          -        (0.53)         9.08
          10/31/2002        9.26         0.52            (1.32)         (0.80)       (0.53)          -        (0.53)         7.93
          10/31/2001        9.24         0.57             0.10           0.67        (0.65)          -        (0.65)         9.26
          10/31/2000        9.67         0.63            (0.37)          0.26        (0.63)      (0.06)       (0.69)         9.24
          10/31/1999       10.42         0.59            (0.54)          0.05        (0.60)      (0.20)       (0.80)         9.67
-----------------------------------------------------------------------------------------------------------------------------------
Class C   10/31/2003        7.92         0.51             1.18           1.69        (0.53)          -        (0.53)         9.08
          10/31/2002        9.26         0.51            (1.32)         (0.81)       (0.53)          -        (0.53)         7.92
          10/31/2001        9.24         0.52             0.15           0.67        (0.65)          -        (0.65)         9.26
          10/31/2000        9.67         0.63            (0.37)          0.26        (0.63)      (0.06)       (0.69)         9.24
-----------------------------------------------------------------------------------------------------------------------------------
Class L   10/31/2003        8.08         0.51             1.02           1.53        (0.53)          -        (0.53)         9.08
-----------------------------------------------------------------------------------------------------------------------------------
Class M   10/31/2003        7.93         0.52             1.17           1.69        (0.54)          -        (0.54)         9.08
          10/31/2002        9.26         0.53            (1.32)         (0.79)       (0.54)          -        (0.54)         7.93
          10/31/2001        9.24         0.63             0.05           0.68        (0.66)          -        (0.66)         9.26
          10/31/2000        9.67         0.64            (0.37)          0.27        (0.64)      (0.06)       (0.70)         9.24
          10/31/1999       10.42         0.60            (0.54)          0.06        (0.61)      (0.20)       (0.81)         9.67
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                        -----------------------------------------------------------------------
                                                           Ratio of Expenses
                                         Net Assets,           to Average          Net Investment
             For the                        End of           Net Assets (a)         Income (Loss)     Portfolio
             Period          Total          Period      -----------------------      to Average       Turnover
            Ended (g)     Return (c)       (000's)       Net (e)     Total (f)     Net Assets (a)     Rate (b)
---------------------------------------------------------------------------------------------------------------
Class A   10/31/2003         22.74%       $ 193,708        1.22%        1.22%            6.57%          46%
          10/31/2002         (8.48)          60,332        1.35         1.35             6.61           64
          10/31/2001          8.12           50,755        1.41         1.41             7.35           16
          10/31/2000          3.37           49,259        1.36         1.36             7.34           11
          10/31/1999          1.09           59,082        1.38         1.38             6.41           27
---------------------------------------------------------------------------------------------------------------
Class B   10/31/2003         21.94           51,511        1.87         1.87             5.92           46
          10/31/2002         (9.03)          31,336        2.00         2.00             5.96           64
          10/31/2001          7.45           35,471        2.06         2.06             6.70           16
          10/31/2000          2.74           13,808        2.01         2.01             6.69           11
          10/31/1999          0.38           12,930        2.03         2.03             5.76           27
---------------------------------------------------------------------------------------------------------------
Class C   10/31/2003         21.94           17,473        1.87         1.87             5.92           46
          10/31/2002         (9.03)           6,340        2.00         2.00             5.96           64
          10/31/2001          7.45            8,267        2.06         2.06             6.70           16
          10/31/2000          2.74            1,025        2.01         2.01             6.69           11
---------------------------------------------------------------------------------------------------------------
Class L   10/31/2003         19.52            8,403        1.87         1.87             5.92           46
---------------------------------------------------------------------------------------------------------------
Class M   10/31/2003         22.06            5,774        1.77         1.77             6.02           46
          10/31/2002         (8.95)           5,934        1.90         1.90             6.06           64
          10/31/2001          7.56            8,005        1.96         1.96             6.80           16
          10/31/2000          2.84            4,319        1.91         1.91             6.79           11
          10/31/1999          0.54            5,515        1.93         1.93             5.86           27
---------------------------------------------------------------------------------------------------------------

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                IDEX Transamerica Conservative High-Yield Bond 10

IDEX Transamerica Conservative High-Yield Bond

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ended 10/31/2001, 10/31/2002, and 10/31/2003.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) The inception date for the Fund's offering of share classes C and L are as follows:
         Class C - November 1, 1999
         Class L - November 11, 2002

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                IDEX Transamerica Conservative High-Yield Bond 11

IDEX Transamerica Conservative High-Yield Bond

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At October 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

IDEX Mutual Funds is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX Transamerica Conservative High-Yield Bond ("the Fund"), part of IDEX Mutual Funds, began operations on June 14, 1985.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers five classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. Effective November 11, 2002, Class C and M shares were closed to new investors. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Trustees and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2003, was paying an interest rate of 0.75%.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $22 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are included in Investment securities at value on the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

Income from securities lending is included in the Statement of Operations. The amount of collateral value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

IDEX Mutual Funds                                             Annual Report 2003

                IDEX Transamerica Conservative High-Yield Bond 12

IDEX Transamerica Conservative High-Yield Bond

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are a wholly owned indirect subsidiary of AEGON NV, a Netherlands corporation.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (ie: through the assets allocation funds)

                                       Net           % of
                                      Assets      Net Assets
                                   -----------   -----------
IDEX Asset Allocation
  Conservative Portfolio           $ 47,564          17%
IDEX Asset Allocation Moderate
  Growth                             32,220          12%
IDEX Asset Allocation Moderate       70,329          25%
                                                  --------
                                                     54%
                                                  ========

AEGON USA Investments Management, Inc. is both an affiliate and sub-adviser to the Fund.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

    0.60% of ANA

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    1.25% Expense Limit

If total fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The 12b-1 fee for the Fund is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Class A          0.35%
  Class B          1.00%
  Class C          1.00%
  Class L          1.00%
  Class M          0.90%


Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, L, M and certain A share redemptions. For the year ended October 31, 2003, the underwriter commissions were as follows:

     Received by Underwriter              $ 287
     Retained by Underwriter                  9
     Contingent Sales Charges               262

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Transfer agent fees: The Fund incurs ATIS annual per-account charges (not in thousands) of $20.00 for each open shareholder account and $1.63 for each closed account maintained, and certain out of pocket expenses.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any IDEX Fund. At October 31, 2003, the value of invested plan amounts was $12. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2003, were as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 215,534
  U.S. Government                                        1,497
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                   75,167
  U.S. Government                                        1,487

IDEX Mutual Funds                                             Annual Report 2003

                IDEX Transamerica Conservative High-Yield Bond 13

IDEX Transamerica Conservative High-Yield Bond

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Shares of beneficial interest, unlimited
       shares authorized                                $   -
     Undistributed net investment income (loss)           583
     Accumulated net realized gain (loss) from
       investment securities                             (583)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets primarily due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                               $  6,675
       Long-term capital gains                              -
     2003 Distributions paid from:
       Ordinary income                               $ 11,400
       Long-term capital gains                              -

The tax basis components of distributable earnings as of October 31, 2003, are as follows:

     Undistributed Ordinary Income                  $     801
                                                    =========
     Undistributed Long-term Capital Gains          $       -
                                                    =========
     Capital Loss Carryforward                      $ (14,250)
                                                    =========
     Net Unrealized Appreciation (Depreciation)     $  11,775
                                                    =========



The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

 Capital Loss
 Carryforward           Available through
--------------          ------------------
   $  1,984             October 31, 2008
      1,519             October 31, 2009
      5,464             October 31, 2010
      5,283             October 31, 2011

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2003, are as follows:

     Federal Tax Cost Basis                             $ 271,959
                                                        =========
     Unrealized Appreciation                            $  14,058
     Unrealized (Depreciation)                             (2,283)
                                                        ---------
     Net Unrealized Appreciation (Depreciation)         $  11,775
                                                        =========

Supplemental Tax Information
(unaudited)

For dividends paid during the year ended October 31, 2003, the Fund designates qualified dividend income to the maximum extent allowable.

For corporate shareholders, 1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2003. Complete information will be computed and reported in conjunction with your 2003 Form 1099-DIV.

IDEX Mutual Funds                                             Annual Report 2003

                IDEX Transamerica Conservative High-Yield Bond 14

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Trustees and Shareholders of IDEX Transamerica Conservative High-Yield Bond

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of IDEX Transamerica Conservative High-Yield Bond (the "Fund") (one of the portfolios constituting the IDEX Mutual Funds) at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
December 18, 2003


IDEX Mutual Funds                                             Annual Report 2003

                IDEX Transamerica Conservative High-Yield Bond 15

IDEX Transamerica Convertible Securities

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

Driven by investor confidence in an economic recovery, the U.S. convertibles market staged its own rebound in the twelve-month period that ended October 31, 2003; the Merrill Lynch All U.S. Convertibles Index ("Merrill Lynch Convertibles") rose 29.19%. Responding to early signs of a more robust economy and improving corporate profitability, investors allowed yields on convertibles to fall, especially those issued by technology-related businesses. Since convertibles' yields and prices generally move in opposite directions, prices rose dramatically from November 2002 through June 2003. During the latter months of the period, the market showed less strength as investors struggled to understand how persistently high unemployment levels would impact demand for products and, ultimately, corporate profits.

PERFORMANCE

For the year ended October 31, 2003, IDEX Transamerica Convertible Securities returned 23.49%. By comparison its benchmark, the Merrill Lynch Convertibles, returned 29.19%. Its underperformance versus the benchmark index was due to our conservative positioning in November 2002, when the convertibles market, led largely by lower-quality securities, posted an exceptional return in a single month.

STRATEGY REVIEW

As the period began, the portfolio was positioned to limited downside risk to investors. The prior months had been largely negative for convertibles. In light of that, we had opted to avoid any company with accounting, management or product-cycle issues, and thus owned few of the poorer-quality securities that led the remarkable November 2002 rally. Despite this, the portfolio gained roughly 2.5% that month, and as we increased its exposure to companies that are sensitive to economic growth, went on to generate significant gains.

Among the securities making the greatest contributions to performance were Maxtor Corporation ("Maxtor") and Micron Technology, Inc. ("Micron"). Maxtor is a major supplier of hard disk drive storage products. Micron provides semiconductors used in a wide variety of products, from computers and cell phones to digital cameras and gaming systems. Both companies benefited from resurgent demand for personal computers and computer peripherals.

The few disappointments in the portfolio included discount retailer Costco Wholesale Corporation ("Costco") and ADC Telecommunications, Inc. ("ADC"), a bellwether manufacturer of broadband telecommunications equipment. We purchased ADC in anticipation of a new cycle of corporate capital spending for technology and telecommunications equipment that, as yet, has not occurred. We are currently re-evaluating this thesis.

As for Costco, its decline was due to company-specific issues, including mismanagement of its expansion effort, weak sales in its existing stores and rising costs for employee health care.

/s/ Kirk J. Kim
Kirk J. Kim

/s/ Gary U. Rolle
Gary U. Rolle
Co-Fund Managers
Transamerica Investment Management, LLC


IDEX Mutual Funds                                             Annual Report 2003

                   IDEX Transamerica Convertible Securities 1

IDEX Transamerica Convertible Securities

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

[The following chart was represented as a line chart in the printed material.]

Growth of $10,000
Inception of 3/1/02 through 10/31/03
Investment less sales charges - $9,525

      DATE                    Class A                 ML U.S. Conv.
-----------------         -----------------          --------------
     3/1/2002                   9,525                   10,000
    3/31/2002                   9,676                   10,358
    6/30/2002                   9,605                    9,584
    9/30/2002                   8,885                    8,788
   12/31/2002                   9,200                    9,560
    3/31/2003                   9,410                    9,854
    6/30/2003                  10,529                   10,901
    9/30/2003                  10,746                   11,204
   10/31/2003                  11,125                   11,606

Average Annual Total Return for Periods Ended 10/31/03
--------------------------------------------------------------------------------

                                                         From       Inception
                                          1 year      Inception       Date
------------------------------------------------------------------------------
Class A (NAV)                              23.49%        9.74%        3/1/02
Class A (POP)                              17.62%        6.59%        3/1/02
ML U.S. Conv.(1)                           29.19%        9.33%        3/1/02
------------------------------------------------------------------------------
Class B (NAV)                              22.58%        9.08%        3/1/02
Class B (POP)                              17.58%        6.80%        3/1/02
------------------------------------------------------------------------------
Class C (NAV)                              22.58%        9.08%        3/1/02
------------------------------------------------------------------------------
Class L (NAV)                                  -        22.84%      11/11/02
Class L (POP)                                  -        20.84%      11/11/02
------------------------------------------------------------------------------
Class M (NAV)                              22.70%        9.17%        3/1/02
Class M (POP)                              20.47%        8.51%        3/1/02
------------------------------------------------------------------------------

NOTES

(1) The Merrill Lynch All U.S. Convertibles (ML U.S. Conv.) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares, (2% in the 1st year and 1% in the 2nd year) for Class L shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Class C and M shares are not available to new investors.

Because convertible securities are primarily long-term debt obligations and for that reason influenced by increases and decreases in interest rates, they may be subject to credit risk.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.


IDEX Mutual Funds                                             Annual Report 2003

                   IDEX Transamerica Convertible Securities 2

IDEX Transamerica Convertible Securities

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts except share amounts in thousands)

                                                Principal              Value
-----------------------------------------------------------------------------
CORPORATE DEBT SECURITIES (1.2%)
Communications Equipment (1.2%)
  ADC Telecommunications, Inc.-144A (c)
    1.60%, due 06/15/2013                        $   2,500        $   2,341
                                                                  ---------
Total Corporate Debt Securities (cost: $2,500)                        2,341
                                                                  ---------
CONVERTIBLE BONDS (78.1%)
Air Transportation (8.5%)
  American Airlines, Inc-144A (a)
    4.25%, due 09/23/2023                            2,250            2,309
  Delta Air Lines, Inc.-144A
    8.00%, due 06/03/2023                            4,500            4,309
  ExpressJet Holdings, Inc.-144A
    4.25%, due 08/01/2023                            3,450            3,941
  JetBlue Airways Corporation-144A (a)
    3.50%, due 07/15/2033                            3,050            3,690
  Northwest Airlines Corporation
    7.63%, due 11/15/2023                            1,750            1,710
Business Credit Institutions (1.6%)
  Structured Investment Corporation-144A
    0.25%, due 08/05/2013                            3,000            3,053
Business Services (2.6%)
  Fair Issac Corporation-144A
    1.50%, due 08/15/2023                            2,000            2,280
  MemberWorks Incorporated-144A
    5.50%, due 10/01/2010                            2,600            2,636
Commercial Banks (4.3%)
  CDC IXIS-144A
    0.25%, due 05/24/2010                            2,000            1,937
  Deutsche Bank Luxembourg
    SA-144A-(a)(c)
    1.32%, due 05/01/2012                            3,070            5,298
  Wachovia Bank, National
    Association-144A
    5.00%, due 01/27/2004                              750              832
Communication (3.2%)
  Crown Castle International Corp. (a)
    4.00%, due 07/15/2010                            1,800            2,644
  Liberty Media Corporation (a)
    3.25%, due 03/15/2031                            3,450            3,440
Communications Equipment (3.9%)
  ADC Telecommunications, Inc.-144A
    1.00%, due 06/15/2008                            1,000              925
  Comverse Technology, Inc. (a)
    Zero Coupon, due 05/15/2023                      2,800            3,339
  McDATA Corporation-144A
    2.25%, due 02/15/2010                            2,400            3,009

                                                 Principal              Value
--------------------------------------------------------------------------------
Computer & Data Processing Services (9.1%)
  GTECH Holdings Corporation
    1.75%, due 12/15/2021                        $   2,525        $   4,219
  Network Associates, Inc. (a)
    5.25%, due 08/15/2006                            2,150            2,282
  Openwave Systems, Inc.-144A (a)
    2.75%, due 09/09/2008                            6,000            6,060
  Symantec Corporation
    3.00%, due 11/01/2006                            2,225            4,431
Computer & Office Equipment (3.1%)
  Maxtor Corporation-144A
    6.80%, due 04/30/2010                            1,800            2,754
  Quantum Corporation-144A
    4.38%, due 08/01/2010                            3,150            3,095
Department Stores (2.7%)
  J.C. Penney Company, Inc. (a)
    5.00%, due 10/15/2008                            4,950            5,179
Electronic Components & Accessories (3.3%)
  Micron Technology, Inc.
    2.50%, due 02/01/2010                              600              839
  Micron Technology, Inc.-144A (a)
    2.50%, due 02/01/2010                            2,250            3,144
  Tyco International Group SA-144A
    2.75%, due 01/15/2018                            1,500            1,656
    3.13%, due 01/15/2023                              500              569
Industrial Machinery & Equipment (4.6%)
  ASM Lithography Holding NV-144A
    5.75%, due 10/15/2006                            3,500            4,358
  DuPont Photomasks, Inc.
    1.25%, due 05/15/2008                            2,350            2,676
  DuPont Photomasks, Inc.-144A
    1.25%, due 05/15/2008                            1,500            1,708
Manufacturing Industries (5.7%)
  International Game Technology
    Zero Coupon, due 01/29/2033                      2,000            1,470
  International Game Technology-144A
    Zero Coupon, due 01/29/2033                      3,900            2,867
  K2 Corporation-144A
    5.00%, due 06/15/2010                            4,500            6,424
Paper & Paper Products (1.8%)
  School Specialty, Inc.-144A
    3.75%, due 08/01/2023                            3,400            3,344
Pharmaceuticals (8.3%)
  Corixa Corporation-144A
    4.25%, due 07/01/2008                            3,405            3,307
  Gilead Sciences, Inc. (a)
    2.00%, due 12/15/2007                            3,200            4,227

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                   IDEX Transamerica Convertible Securities 3

IDEX Transamerica Convertible Securities

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                    Principal        Value
--------------------------------------------------------------------------------
Pharmaceuticals (continued)
  Indevus Pharmacuticals, Inc.-144A
    6.25%, due 07/15/2008                           $ 1,400        $  1,558
  IVAX Corporation
    4.50%, due 05/15/2008                             1,500           1,461
  Teva Pharmaceutical Finance BV-144A
    0.38%, due 11/15/2022                             2,000           2,818
  Watson Pharmaceuticals, Inc.-144A
    1.75%, due 03/15/2023                             1,950           2,274
Printing & Publishing (3.7%)
  Bowne & Co. Inc.-144A
    5.00%, due 10/01/2033                             7,000           6,974
Radio, Television & Computer Stores (3.3%)
  Best Buy Co., Inc. (a)
    2.25%, due 01/15/2022                             2,710           3,042
  Guitar Center, Inc.
    4.00%, due 07/15/2013                             2,750           3,254
Retail Trade (1.1%)
  Alloy, Inc.-144A
    5.38%, due 08/01/2023                             2,300           2,130
Security & Commodity Brokers (2.7%)
  Morgan Stanley (c)
    0.00%, due 08/15/2033                             5,000           5,116
Telecommunications (3.1%)
  Nextel Partners, Inc.-144A
    1.50%, due 11/15/2008                             4,900           5,807
Wholesale Trade Durable Goods (1.5%)
  Fisher Scientific International Inc.-144A (a)
    2.50%, due 10/01/2023                             2,450           2,753
                                                                  ---------
Total Convertible Bonds (cost: $136,759)                            147,148
                                                                  ---------
                                                       Shares          Value
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (18.7%)
Commercial Banks (1.6%)
  State Street Corporation                             12,000     $   2,991
Communications Equipment (1.9%)
  Motorola, Inc.-Units                                 85,000         3,594
Computer & Office Equipment (1.8%)
  Xerox Corporation                                    31,500         3,311
Drug Stores & Proprietary Stores (1.6%)
  Omnicare, Inc.                                       51,800         3,049
Electric Services (1.1%)
  TXU Corp. (a)                                        60,000         1,988
Environmental Services (1.4%)
  Allied Waste Industries, Inc.                        40,000         2,560

                                                       Shares          Value
--------------------------------------------------------------------------------
Insurance (3.7%)
  Anthem, Inc.                                         34,550     $   2,817
  Chubb Corporation                                   109,500         3,039
  Travelers Property Casualty Corp.                    53,400         1,278
Life Insurance (1.5%)
  Prudential Financial, Inc.-Units                     46,600         2,874
Mortgage Bankers & Brokers (2.2%)
  Doral Financial Corporation-144A                     16,000         4,163
Telecommunications (1.9%)
  CenturyTel, Inc.                                    124,500         3,526
                                                                  ---------
Total Convertible Preferred Stocks (cost: $32,996)                   35,190
                                                                  ---------
COMMON STOCKS (1.5%)
Finance (1.5%)
  Express Scripts Automatic Exchange
    Securities Trust                                   30,900         2,835
                                                                  ---------
Total Common Stocks (cost: $3,320)                                    2,835
                                                                  ---------
                                                    Principal         Value
--------------------------------------------------------------------------------
SECURITY LENDING COLLATERAL (19.1%)
Debt (16.8%)
Bank Notes (2.0%)
  Canadian Imperial Bank of Commerce
    1.12%, due 11/04/2003                            $ 1,565       $  1,565
  Fleet National Bank
    1.06%, due 01/21/2004                              2,190          2,190
Euro Dollar Terms (9.4%)
  Bank of Montreal
    1.03%, due 11/13/2003                              1,252          1,252
    1.04%, due 11/14/2003                              1,099          1,099
  Bank of Nova Scotia (The)
    1.06%, due 11/12/2003                                626            626
  Bank of Scotland
    1.04%, due 11/14/2003                              1,252          1,252
  Citigroup Inc.
    1.08%, due 01/05/2004                              1,877          1,877
  Credit Agricole Indosuez
    1.08%, due 01/06/2004                              1,377          1,377
  Den Danske Bank
    1.04%, due 11/10/2003                                626            626
    1.08%, due 01/20/2004                              1,877          1,877
  Royal Bank of Canada
    1.04%, due 11/24/2003                              1,565          1,565
    1.06%, due 12/08/2003                                626            626
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/15/2004                              1,877          1,877
  SouthTrust Bank
    1.08%, due 01/16/2004                              1,877          1,877
  Wells Fargo & Company
    1.04%, due 11/20/2003                              1,877          1,877


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                   IDEX Transamerica Convertible Securities 4

IDEX Transamerica Convertible Securities

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                         Principal      Value
-------------------------------------------------------------------------------
Promissory Notes (1.2%)
  Goldman Sachs Group, Inc. (The)
    1.15%, due 11/03/2003                                 $ 2,190      $   2,190
Repurchase Agreements (4.2%) (b)
  Goldman Sachs Group, Inc. (The)
    1.10% Repurchase Agreement dated
    10/31/2003 to be repurchased at $626
    on 11/03/2003                                             626            626
  Merrill Lynch & Co., Inc.
    1.10% Repurchase Agreement dated
    10/31/2003 to be repurchased at $7,199
    on 11/03/2003                                           7,198          7,198

                                                        Shares           Value
--------------------------------------------------------------------------------
Investment Companies (2.3%)
Money Market Funds (2.3%)
  Merrimac Cash Series Fund-
    Premium Class
    1-day yield of 0.97%                               4,380,822       $   4,381
                                                                       ---------
Total Security Lending Collateral (cost: $35,958)                         35,958
                                                                       ---------
Total Investment Securities (cost: $211,533)                           $ 223,472
                                                                       =========
SUMMARY:
  Investments, at value                                   118.6)%      $ 223,472
  Liabilities in excess of other assets                   (18.6)%        (35,049)
                                                       ---------       ---------
  Net assets                                              100.0)%      $ 188,423
                                                       =========       =========

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  At October 31, 2003, all or a portion of this security is on loan (see Note
     1). The value at October 31, 2003, of all securities on loan is $34,991.

(b) Cash collateral for the Repurchase Agreements, valued at $7,979, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%-10.18% and 06/01/2004-12/31/2049, respectively.

(c)  Floating or variable rate note. Rate is listed as of October 31, 2003.

DEFINITIONS:

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                   IDEX Transamerica Convertible Securities 5

IDEX Transamerica Convertible Securities

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $211,533)
     (including $34,991 of securities loaned)                  $ 223,472
  Cash                                                             1,224
  Receivables:
     Investment securities sold                                    6,268
     Shares of beneficial interest sold                               21
     Interest                                                      1,022
     Dividends                                                       111
  Other                                                               33
                                                               ---------
                                                                 232,151
                                                               ---------
Liabilities:
  Investment securities purchased                                  7,505
  Accounts payable and accrued liabilities:
     Shares of beneficial interest redeemed                           23
     Management and advisory fees                                    126
     Distribution fees                                                63
     Transfer agent fees                                              10
  Payable for securities on loan                                  35,958
  Other                                                               43
                                                               ---------
                                                                  43,728
                                                               ---------
Net Assets                                                     $ 188,423
                                                               =========
Net Assets Consist of:
  Shares of beneficial interest, unlimited shares authorized   $ 173,051
  Undistributed net investment income (loss)                         252
  Undistributed net realized gain (loss) from investment
     securities                                                    3,181
  Net unrealized appreciation (depreciation) on investment
     securities                                                   11,939
                                                               ---------
Net Assets                                                     $ 188,423
                                                               =========
Shares Outstanding:
  Class A                                                         15,473
  Class B                                                            575
  Class C                                                            107
  Class L                                                            446
  Class M                                                             42
Net Asset Value Per Share:
  Class A                                                      $   11.32
  Class B                                                          11.31
  Class C                                                          11.31
  Class L                                                          11.31
  Class M                                                          11.31
Maximum Offering Price Per Share (a):
  Class A                                                      $   11.88
  Class M                                                          11.42


(a) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, and L shares represents offering price. The redemption price for Classes B, L, and M shares equals net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the year ended October 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                                     $  1,851
  Dividends                                                       1,021
  Income from loaned securities-net                                  26
                                                               --------
                                                                  2,898
                                                               --------
Expenses:
  Management and advisory fees                                      607
  Transfer agent fees                                                31
  Printing and shareholder reports                                    3
  Custody fees                                                       18
  Administration fees                                                32
  Legal fees                                                          3
  Auditing and accounting fees                                       18
  Trustees fees                                                       5
  Registration fees                                                  66
  Other                                                               4
  Distribution and service fees:
     Class A                                                        259
     Class B                                                         36
     Class C                                                         10
     Class L                                                         17
     Class M                                                          4
                                                               --------
  Total expenses                                                  1,113
                                                               --------
Net Investment Income (Loss)                                      1,785
                                                               --------
Net Realized and Unrealized Gain (Loss):
  Realized gain (loss) from investment securities                 3,558
  Increase (decrease) in unrealized appreciation
     (depreciation) on investment securities                     12,078
                                                               --------
Net Gain (Loss) on Investment Securities                         15,636
                                                               --------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                                   $ 17,421
                                                               ========

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                   IDEX Transamerica Convertible Securities 6

IDEX Transamerica Convertible Securities

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the year or period ended
(all amounts in thousands)

                                                October 31,     October 31,
                                                  2003           2002(a)
                                               ------------    ------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                  $   1,785       $      94
  Net realized gain (loss) from investment
     securities                                     3,558            (377)
  Net unrealized appreciation
     (depreciation) on investment
     securities                                    12,078            (139)
                                                ---------       ---------
                                                   17,421            (422)
                                                ---------       ---------
Distributions to Shareholders:
  From net investment income:
     Class A                                       (1,469)            (55)
     Class B                                          (51)             (5)
     Class C                                          (17)             (3)
     Class L                                          (21)              -
     Class M                                           (7)             (1)
                                                ---------       ---------
                                                   (1,565)            (64)
                                                ---------       ---------
  From net realized gains:
     Class A                                            -               -
     Class B                                            -               -
     Class C                                            -               -
     Class L                                            -               -
     Class M                                            -               -
                                                ---------       ---------
                                                        -               -
                                                ---------       ---------
Capital Share Transactions:
  Proceeds from shares sold:
     Class A                                      150,345          10,852
     Class B                                        5,369           1,469
     Class C                                          761           1,054
     Class L                                        4,921               -
     Class M                                          234             359
                                                ---------       ---------
                                                  161,630          13,734
                                                ---------       ---------
  Dividends and distributions reinvested:
     Class A                                        1,466              55
     Class B                                           31               5
     Class C                                           11               3
     Class L                                           15               -
     Class M                                            7               1
                                                ---------       ---------
                                                    1,530              64
                                                ---------       ---------
  Cost of shares redeemed:
     Class A                                       (1,341)           (321)
     Class B                                         (763)           (271)
     Class C                                         (701)            (94)
     Class L                                         (219)              -
     Class M                                         (154)            (41)
                                                ---------       ---------
                                                   (3,178)           (727)
                                                ---------       ---------
                                                  159,982          13,071
                                                ---------       ---------
Net increase (decrease) in net assets             175,838          12,585
                                                ---------       ---------
Net Assets:
  Beginning of year                                12,585               -
                                                ---------       ---------
  End of year                                   $ 188,423       $  12,585
                                                =========       =========
Undistributed Net Investment Income (Loss)      $     252       $      32
                                                =========       =========

                                               October 31,     October 31,
                                                 2003            2002(a)
                                              ------------     -----------
Share Activity:
  Shares issued:
     Class A                                       14,376           1,115
     Class B                                          525             149
     Class C                                           73             110
     Class L                                          465               -
     Class M                                           24              37
                                                ---------        --------
                                                   15,463           1,411
                                                ---------        --------
  Shares issued-reinvested from distributions:
     Class A                                          137               6
     Class B                                            3               1
     Class C                                            1               -
     Class L                                            1               -
     Class M                                            1               -
                                                ---------        --------
                                                      143               7
                                                ---------        --------
  Shares redeemed:
     Class A                                         (127)            (34)
     Class B                                          (74)            (29)
     Class C                                          (67)            (10)
     Class L                                          (20)              -
     Class M                                          (16)             (4)
                                                ---------        --------
                                                     (304)            (77)
                                                ---------        --------
Net increase (decrease) in shares
  outstanding                                      15,302           1,341
                                                =========       =========

(a) Commenced operations on March 1, 2002.

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                   IDEX Transamerica Convertible Securities 7

IDEX Transamerica Convertible Securities

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                        For a share of beneficial interest outstanding throughout each period
                       ------------------------------------------------------------------------------------------------------------
                                                Investment Operations                       Distributions
                                    -------------------------------------------  -------------------------------------
                        Net Asset                                                                                         Net Asset
            For the       Value,         Net         Net Realized                 From Net    From Net                      Value,
            Period      Beginning     Investment    and Unrealized      Total    Investment   Realized       Total           End
         Ended (d)(g)   of Period   Income (Loss)     Gain (Loss)    Operations    Income       Gains    Distributions    of Period
        ---------------------------------------------------------------------------------------------------------------------------
Class A   10/31/2003     $  9.39       $ 0.24          $  1.92        $  2.16     $ (0.23)      $ -        $ (0.23)       $ 11.32
          10/31/2002       10.00         0.14            (0.67)         (0.53)      (0.08)        -          (0.08)          9.39
-----------------------------------------------------------------------------------------------------------------------------------
Class B   10/31/2003        9.38         0.17             1.93           2.10       (0.17)        -          (0.17)         11.31
          10/31/2002       10.00         0.11            (0.68)         (0.57)      (0.05)        -          (0.05)          9.38
-----------------------------------------------------------------------------------------------------------------------------------
Class C   10/31/2003        9.38         0.17             1.93           2.10       (0.17)        -          (0.17)         11.31
          10/31/2002       10.00         0.11            (0.68)         (0.57)      (0.05)        -          (0.05)          9.38
-----------------------------------------------------------------------------------------------------------------------------------
Class L   10/31/2003        9.36         0.17             1.95           2.12       (0.17)        -          (0.17)         11.31
-----------------------------------------------------------------------------------------------------------------------------------
Class M   10/31/2003        9.38         0.18             1.93           2.11       (0.18)        -          (0.18)         11.31
          10/31/2002       10.00         0.12            (0.68)         (0.56)      (0.06)        -          (0.06)          9.38
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                        -----------------------------------------------------------------------
                                                           Ratio of Expenses
                                         Net Assets,           to Average          Net Investment
             For the                        End of           Net Assets (a)         Income (Loss)     Portfolio
             Period          Total          Period      -----------------------      to Average       Turnover
            Ended (g)     Return (c)       (000's)       Net (e)     Total (f)     Net Assets (a)     Rate (b)
----------------------------------------------------------------------------------------------------------------
Class A   10/31/2003         23.49%       $ 175,175        1.33%        1.33%            2.27%           119%
          10/31/2002         (5.42)          10,205        1.73         3.85             2.59            170
----------------------------------------------------------------------------------------------------------------
Class B   10/31/2003         22.58            6,508        1.98         1.98             1.62            119
          10/31/2002         (5.68)           1,138        2.38         4.50             1.94            170
----------------------------------------------------------------------------------------------------------------
Class C   10/31/2003         22.58            1,212        1.98         1.98             1.62            119
          10/31/2002         (5.68)             934        2.38         4.50             1.94            170
----------------------------------------------------------------------------------------------------------------
Class L   10/31/2003         22.84            5,048        1.98         1.98             1.62            119
----------------------------------------------------------------------------------------------------------------
Class M   10/31/2003         22.70              480        1.88         1.88             1.72            119
          10/31/2002         (5.64)             308        2.28         4.40             2.04            170
----------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) IDEX Transamerica Convertible Securities ("the Fund") commenced operations on March 1, 2002. The inception date for the Fund's offering of share Class L was November 11, 2002.

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                   IDEX Transamerica Convertible Securities 8

IDEX Transamerica Convertible Securities

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At October 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

IDEX Mutual Funds is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX Transamerica Convertible Securities ("the Fund"), part of IDEX Mutual Funds, began operations on March 1, 2002.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers five classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. Effective November 11, 2002, Class C and M shares were closed to new investors. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Trustees and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2003, was paying an interest rate of 0.75%.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $11 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are included in Investment securities at value on the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

Income from securities lending is included in the Statement of Operations. The amounts of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

IDEX Mutual Funds                                             Annual Report 2003

                   IDEX Transamerica Convertible Securities 9

IDEX Transamerica Convertible Securities

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (ie: through the assets allocation funds)

                                                Net           % of
                                               Assets      Net Assets
                                            -----------   -----------
IDEX Asset Allocation
  Conservative Portfolio                    $ 41,797          22%
IDEX Asset Allocation Moderate
  Growth                                      53,489          28%
IDEX Asset Allocation Moderate                75,123          40%
                                                            --------
                                                              90%
                                                            ========

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following stated rate:

    0.75% of ANA

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    1.35% Expense Limit

If total fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

                                Advisory Fee       Available for
                                   Waived        Recapture Through
                               --------------   ------------------
Fiscal Year 2003                    -               10/31/2006
Fiscal Year 2002                   82               10/31/2005

For the year ended October 31, 2003, ATFA has voluntarily agreed to waive the recapture of $82 reimbursed expenses that were otherwise eligible for recapture.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The 12b-1 fee for the Fund is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

     Class A                            0.35%
     Class B                            1.00%
     Class C                            1.00%
     Class L                            1.00%
     Class M                            0.90%


Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, L, M and certain A share redemptions. For the year ended October 31, 2003, the underwriter commissions were as follows:

     Received by Underwriter        $ 35
     Retained by Underwriter           5
     Contingent Sales Charges         12

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Transfer agent fees: The Fund incurs ATIS annual per-account charges (not in thousands) of $20.00 for each open shareholder account and $1.63 for each closed account maintained, and certain out of pocket expenses.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any IDEX Fund. At October 31, 2003, the value of invested plan amounts was $1. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2003, were as follows:


Purchases of securities:
  Long-Term excluding U.S. Government                      $ 252,892
  U.S. Government                                                  -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                         93,801
  U.S. Government                                                  -


IDEX Mutual Funds                                             Annual Report 2003

                   IDEX Transamerica Convertible Securities 10

IDEX Transamerica Convertible Securities

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales and capital loss carryforwards.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets are primarily due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                               $    64
       Long-term capital gains                             -
     2003 Distributions paid from:
       Ordinary income                               $ 1,565
       Long-term capital gains                             -

The tax basis components of distributable earnings as of October 31, 2003, are as follows:

     Undistributed Ordinary Income                  $  3,407
                                                    ========
     Undistributed Long-term Capital Gains          $     27
                                                    ========
     Capital Loss Carryforward                      $      -
                                                    ========
     Net Unrealized Appreciation (Depreciation)     $ 11,939
                                                    ========

The capital loss carryforward utilized as of October 31, 2003 was $377.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2003, are as follows:

     Federal Tax Cost Basis                         $ 211,533
                                                    =========
     Unrealized Appreciation                        $  14,099
     Unrealized (Depreciation)                         (2,160)
                                                    ---------
     Net Unrealized Appreciation (Depreciation)     $  11,939
                                                    =========

Supplemental Tax Information
(unaudited)

For dividends paid during the year ended October 31, 2003, the Fund designates qualified dividend income to the maximum extent allowable.

For corporate shareholders, 10% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2003. Complete information will be computed and reported in conjunction with your 2003 Form 1099-DIV.

IDEX Mutual Funds                                             Annual Report 2003

                   IDEX Transamerica Convertible Securities 11

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Trustees and Shareholders of IDEX Transamerica Convertible Securities

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of IDEX Transamerica Convertible Securities (the "Fund") (one of the portfolios constituting the IDEX Mutual Funds) at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
December 18, 2003

IDEX Mutual Funds                                             Annual Report 2003

                   IDEX Transamerica Convertible Securities 12

IDEX Transamerica Equity

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

U.S. equity markets rebounded sharply in the twelve months ended October 31, 2003, driven largely by anticipation of a stronger economy. The Standard and Poor's 500 Composite Stock Index ("S&P 500") rose 20.79%.

With the exception of the first three months of 2003 (when war-related concerns dominated the market), economically sensitive sectors performed best: equipment manufacturer of all types, railroads, metals and mining operations, and Internet software and service providers were among the market's leaders. While these industries were strongest, it is fair to say that nearly every industry moved into positive territory during the period, something we have not seen for several years. Only the pharmaceuticals, food and staples, retailing, and distribution industries lost ground.

PERFORMANCE

For the year ended October 31, 2003, IDEX Transamerica Equity returned 24.28%. By comparison its benchmark, the S&P 500, returned 20.79%.

STRATEGY REVIEW

Although the media sector was not a market leader during this period, much of the portfolio's outperformance was due to its media investments. The portfolio was significantly overweighted in this industry, and our choices delivered much stronger returns than the industry in general. Leading the way was satellite-TV provider Echostar Communications Corporation ("Echostar"), the company behind DISH Network. Over the course of the year, Echostar successfully resolved issues surrounding a proposed merger that was disallowed by the Federal Communications Commission ("FCC") and, in the process shored up its balance sheet. Later, the company saw its list of subscribers and revenues grow.

Another media holding that did well was XM Satellite Radio Holdings Inc. ("XM Satellite"), which provides individuals with 100 digital-quality radio channels and few commercial interruptions, all at a very reasonable monthly price. XM Satellite caught investors' attention this year as its balance sheet improved. Another plus for this company is that it has little competition, since the number of satellite licenses available is very limited.

In keeping with the exceptionally positive trends for equipment manufacturers and Internet software companies, our investments in QUALCOMM Incorporated ("QUALCOMM"), Intel Corporation ("Intel") and Expedia, Inc. ("Expedia") made hefty contributions to results. QUALCOMM is well positioned as a chip supplier for code division multiple access ("CDMA") based telecommunications devices (such as SANYO Electric Co., Ltd. and SANYO Electric Co., Ltd., Samsung Electronics Co., Ltd. cell phones). In the event that cell service providers in Europe were to embrace the CDMA platform, QUALCOMM would likely be a major beneficiary. We like Intel for its consistent attention to expense controls. As for Expedia, shares of this major provider of online travel services nearly doubled after it was acquired by InterActiveCorp, a well-managed conglomeration of brand-name Internet services.

The gains for these and other stocks were partially diluted by losses for MBNA Corporation ("MBNA") and Safeway Inc. ("Safeway"). Looking back, we regret that we did not sell Safeway sooner, before it increasingly disappointed on a fundamental level. Conversely, we would have done better to hold on to MBNA longer. As it turned out, MBNA, a major credit-card issuer, did not encounter the delinquency and default problems that we anticipated; an improving economy made it easier for cardholders to pay their debts.

/s/ Jeffrey S. Van Harte
Jeffrey S. Van Harte

/s/ Gary U. Rolle
Gary U. Rolle
Co-Fund Managers
Transamerica Investment Management, LLC

IDEX Mutual Funds                                             Annual Report 2003

                           IDEX Transamerica Equity 1

IDEX Transamerica Equity

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

[The following data was represented as a line chart in the printed material.]

Growth of $10,000
Inception of 3/1/02 through 10/31/03
Investment less sales charges - $9,452

   DATE               Class A               S&P 500
------------        ----------            ----------
 3/1/2000              9,452                10,000
 3/31/2000            10,323                10,978
 6/30/2000             9,699                10,687
 9/30/2000             9,557                10,583
12/31/2000             8,288                 9,756
 3/31/2001             7,019                 8,600
 6/30/2001             7,422                 9,103
 9/30/2001             6,057                 7,767
12/31/2001             6,836                 8,597
 3/31/2002             6,718                 8,621
 6/30/2002             5,643                 7,466
 9/30/2002             4,773                 6,177
12/31/2002             5,236                 6,698
 3/31/2003             5,284                 6,486
 6/30/2003             5,870                 7,485
 9/30/2003             6,087                 7,683
10/31/2003             6,484                 8,117

Average Annual Total Return for Periods Ended 10/31/03
--------------------------------------------------------------------------------

                                                     From       Inception
                                      1 year      Inception       Date
---------------------------------------------------------------------------
Class A (NAV)                          24.28%        -9.76%       3/1/00
Class A (POP)                          17.44%       -11.14%       3/1/00
S&P 500(1)                             20.79%        -5.53%       3/1/00
---------------------------------------------------------------------------
Class B (NAV)                          23.70%       -10.41%       3/1/00
Class B (POP)                          18.70%       -10.90%       3/1/00
---------------------------------------------------------------------------
Class C (NAV)                          23.70%       -10.41%       3/1/00
---------------------------------------------------------------------------
Class L (NAV)                              -         26.04%     11/11/02
Class L (POP)                              -         24.04%     11/11/02
---------------------------------------------------------------------------
Class M (NAV)                          23.62%       -10.33%       3/1/00
Class M (POP)                          21.38%       -10.58%       3/1/00
---------------------------------------------------------------------------

NOTES

(1) The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares, (2% in the 1st year and 1% in the 2nd year) for Class L shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Class C and M shares are not available to new investors.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

IDEX Mutual Funds                                             Annual Report 2003

                           IDEX Transamerica Equity 2

IDEX Transamerica Equity

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts except share amounts in thousands)

                                                     Shares               Value
--------------------------------------------------------------------------------
COMMON STOCKS (98.7%)
Apparel & Accessory Stores (2.3%)
  TJX Companies, Inc. (The)                           70,000            $  1,469
Business Services (8.5%)
  First Data Corporation (b)                          80,000               2,856
  Moody's Corporation                                 45,000               2,602
Chemicals & Allied Products (3.6%)
  Praxair, Inc.                                       33,000               2,296
Commercial Banks (6.5%)
  Northern Trust Corporation                          53,000               2,462
  State Street Corporation                            32,000               1,676
Communication (14.9%)
  Cox Communications, Inc.-Class A (a)                82,000               2,794
  Echostar Communications
    Corporation-Class A (a)(b)                        75,000               2,874
  Liberty Media Corporation-Class A (a)              185,000               1,867
  XM Satellite Radio Holdings Inc. (a)(b)            100,000               2,026
Communications Equipment (5.5%)
  QUALCOMM Incorporated                               74,000               3,515
Computer & Data Processing Services (4.5%)
  Microsoft Corporation                              110,000               2,877
Drug Stores & Proprietary Stores (2.4%)
  Walgreen Co.                                        45,000               1,567
Electronic Components & Accessories (2.8%)
  Intel Corporation                                   55,000               1,818
Fabricated Metal Products (3.2%)
  Gillette Company (The)                              65,000               2,074
Hotels & Other Lodging Places (2.7%)
  Marriott International, Inc.-Class A                40,000               1,728
Insurance (3.7%)
  WellPoint Health Networks Inc. (a)                  27,000               2,400
Management Services (4.0%)
  Paychex, Inc.                                       65,000               2,530
Medical Instruments & Supplies (2.5%)
  Zimmer Holdings, Inc. (a)(b)                        25,000               1,595
Personal Services (2.6%)
  Weight Watchers International, Inc. (a)(b)          44,500               1,642
Pharmaceuticals (9.2%)
  Allergan, Inc.                                      28,000               2,117
  Genentech, Inc. (a)                                 30,000               2,459
  Pfizer Inc.                                         41,000               1,296
Retail Trade (4.4%)
  Staples, Inc. (a)                                  105,000               2,816

                                                     Shares               Value
--------------------------------------------------------------------------------
Transportation & Public Utilities (7.0%)
  Expeditors International of
    Washington, Inc.                                  70,000            $  2,628
  InterActiveCorp (a)(b)                              50,407               1,850
Trucking & Warehousing (4.6%)
  United Parcel Service, Inc.-Class B (b)             41,000               2,973
Variety Stores (3.8%)
  Wal-Mart Stores, Inc.                               41,000               2,417
                                                                        --------
Total Common Stocks (cost: $51,372)                                       63,224
                                                                        --------

                                                   Principal            Value
--------------------------------------------------------------------------------
SECURITY LENDING COLLATERAL (21.3%)
Debt (18.7%)
Bank Notes (2.2%)
  Canadian Imperial Bank of Commerce
    1.12%, due 11/04/2003                            $   592             $   591
  Fleet National Bank
    1.06%, due 01/21/2004                                828                 828
Euro Dollar Terms (10.6%)
  Bank of Montreal
    1.03%, due 11/13/2003                                474                 474
    1.04%, due 11/14/2003                                416                 416
  Bank of Nova Scotia (The)
    1.06%, due 11/12/2003                                237                 237
  Bank of Scotland
    1.04%, due 11/14/2003                                474                 474
  Citigroup Inc.
    1.08%, due 01/05/2004                                711                 711
  Credit Agricole Indosuez
    1.08%, due 01/06/2004                                521                 521
  Den Danske Bank
    1.04%, due 11/10/2003                                237                 237
    1.08%, due 01/20/2004                                711                 711
  Royal Bank of Canada
    1.04%, due 11/24/2003                                592                 592
    1.06%, due 12/08/2003                                237                 237
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/15/2004                                711                 711
  SouthTrust Bank
    1.08%, due 01/16/2004                                711                 711
  Wells Fargo & Company
    1.04%, due 11/20/2003                                711                 711
Promissory Notes (1.3%)
  Goldman Sachs Group, Inc. (The)
    1.15%, due 11/03/2003                                829                 829


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                           IDEX Transamerica Equity 3

IDEX Transamerica Equity

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                         Principal       Value
--------------------------------------------------------------------------------
Repurchase Agreements (4.6%) (c)
  Goldman Sachs Group, Inc. (The)
    1.10% Repurchase Agreement dated
    10/31/2003 to be repurchased at $237
    on 11/03/2003                                        $   237       $    237
  Merrill Lynch & Co., Inc.
    1.10% Repurchase Agreement dated
    10/31/2003 to be repurchased at $2,723
    on 11/03/2003                                          2,723          2,723

                                                        Shares           Value
--------------------------------------------------------------------------------
Investment Companies (2.6%)
Money Market Funds (2.6%)
  Merrimac Cash Series Fund-
    Premium Class
    1-day yield of 0.97%                               1,658,062      $   1,658
                                                                      ---------
Total Security Lending Collateral (cost: $13,609)                        13,609
                                                                      ---------
Total Investment Securities (cost: $64,981)                           $  76,833
                                                                      =========
SUMMARY:
  Investments, at value                                   120.0 %     $  76,833
  Liabilities in excess of other assets                   (20.0)%       (12,816)
                                                       ---------      ---------
  Net assets                                              100.0 %     $  64,017
                                                       =========      =========

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.

(b)  At October 31, 2003, all or a portion of this security is on loan (see Note
     1). The value at October 31, 2003, of all securities on loan is $13,163.

(c) Cash collateral for the Repurchase Agreements, valued at $3,020, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%-10.18% and 06/01/2004-12/31/2049, respectively.

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                           IDEX Transamerica Equity 4

IDEX Transamerica Equity

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $64,981)
     (including $13,163 of securities loaned)                           $ 76,833
  Cash                                                                       956
  Receivables:
     Investment securities sold                                               87
     Shares of beneficial interest sold                                       13
     Interest                                                                  1
     Dividends                                                                36
  Other                                                                        9
                                                                        --------
                                                                          77,935
                                                                        --------
Liabilities:
  Accounts payable and accrued liabilities:
     Shares of beneficial interest redeemed                                  202
     Management and advisory fees                                             47
     Distribution fees                                                        23
     Transfer agent fees                                                      10
  Payable for securities on loan                                          13,609
  Other                                                                       27
                                                                        --------
                                                                          13,918
                                                                        --------
Net Assets                                                              $ 64,017
                                                                        ========
Net Assets Consist of:
  Shares of beneficial interest, unlimited shares authorized            $ 57,130
  Accumulated net investment income (loss)                                     -
  Accumulated net realized gain (loss) from investment
     securities                                                           (4,965)
  Net unrealized appreciation (depreciation) on investment
     securities                                                           11,852
                                                                        --------
Net Assets                                                              $ 64,017
                                                                        ========
Shares Outstanding:
  Class A                                                                  8,256
  Class B                                                                    691
  Class C                                                                    109
  Class L                                                                    215
  Class M                                                                     93
Net Asset Value Per Share:
  Class A                                                               $   6.86
  Class B                                                                   6.68
  Class C                                                                   6.68
  Class L                                                                   6.68
  Class M                                                                   6.70
Maximum Offering Price Per Share (a):
  Class A                                                               $   7.26
  Class M                                                                   6.77

(a) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, and L shares represents offering price. The redemption price for Classes B, L, and M shares equals net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the year ended October 31, 2003
(all amounts in thousands)


Investment Income:
  Interest                                                              $     11
  Dividends                                                                  342
  Income from loaned securities-net                                           12
                                                                        --------
                                                                             365
                                                                        --------
Expenses:
  Management and advisory fees                                               423
  Transfer agent fees                                                         61
  Printing and shareholder reports                                             8
  Custody fees                                                                16
  Administration fees                                                         37
  Legal fees                                                                   3
  Auditing and accounting fees                                                18
  Trustees fees                                                                3
  Registration fees                                                           65
  Other                                                                        3
  Distribution and service fees:
     Class A                                                                 168
     Class B                                                                  35
     Class C                                                                   7
     Class L                                                                   3
     Class M                                                                   6
                                                                        --------
  Total expenses                                                             856
                                                                        --------
Net Investment Income (Loss)                                                (491)
                                                                        --------
Net Realized and Unrealized Gain (Loss):
  Realized gain (loss) from investment securities)                        (1,072)
  Increase (decrease) in unrealized appreciation
     (depreciation) on investment securities                              14,389
                                                                        --------
Net Gain (Loss) on Investment Securities                                  13,317
                                                                        --------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                                            $ 12,826
                                                                        ========

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                           IDEX Transamerica Equity 5

IDEX Transamerica Equity

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                                 October 31,      October 31,
                                                     2003              2002
                                                ------------      -----------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                   $   (491)           $  (211)
  Net realized gain (loss) from investment
     securities                                    (1,072)            (1,308)
  Net unrealized appreciation
     (depreciation) on investment
     securities                                    14,389             (1,066)
                                                 --------            -------
                                                   12,826             (2,585)
                                                 --------            -------
Distributions to Shareholders:
  From net investment income:
     Class A                                            -                  -
     Class B                                            -                  -
     Class C                                            -                  -
     Class L                                            -                  -
     Class M                                            -                  -
                                                 --------            -------
                                                        -                  -
                                                 --------            -------
  From net realized gains:
     Class A                                            -                  -
     Class B                                            -                  -
     Class C                                            -                  -
     Class L                                            -                  -
     Class M                                            -                  -
                                                 --------            -------
                                                        -                  -
                                                 --------            -------
Capital Share Transactions:
  Proceeds from shares sold:
     Class A                                       37,805             25,376
     Class B                                        2,327              1,357
     Class C                                          370                620
     Class L                                        1,359                  -
     Class M                                          133                340
                                                 --------            -------
                                                   41,994             27,693
                                                 --------            -------
  Dividends and distributions reinvested:
     Class A                                            -                  -
     Class B                                            -                  -
     Class C                                            -                  -
     Class L                                            -                  -
     Class M                                            -                  -
                                                 --------            -------
                                                        -                  -
                                                 --------            -------
  Cost of shares redeemed:
     Class A                                      (17,982)            (1,293)
     Class B                                       (1,240)            (1,146)
     Class C                                         (706)              (843)
     Class L                                           (4)                 -
     Class M                                         (379)              (250)
                                                 --------            -------
                                                  (20,311)            (3,532)
                                                 --------            -------
                                                   21,683             24,161
                                                 --------            -------
Net increase (decrease) in net assets              34,509             21,576
                                                 --------            -------
Net Assets:
  Beginning of year                                29,508              7,932
                                                 --------            -------
  End of year                                    $ 64,017           $ 29,508
                                                 ========           ========
Accumulated Net Investment Income (Loss)         $      -           $     (1)
                                                 ========           ========

                                                 October 31,      October 31,
                                                     2003              2002
                                                ------------      -----------
Share Activity:
  Shares issued:
     Class A                                       6,674           4,332
     Class B                                         394             214
     Class C                                          65             107
     Class L                                         216               -
     Class M                                          23              51
                                                 -------          ------
                                                   7,372           4,704
                                                 -------          ------
  Shares issued-reinvested from distributions:
     Class A                                           -               -
     Class B                                           -               -
     Class C                                           -               -
     Class L                                           -               -
     Class M                                           -               -
                                                 -------          ------
                                                       -               -
                                                 -------          ------
  Shares redeemed:
     Class A                                      (2,972)           (209)
     Class B                                        (209)           (196)
     Class C                                        (126)           (147)
     Class L                                          (1)              -
     Class M                                         (66)            (41)
                                                 -------          ------
                                                  (3,374)           (593)
                                                 -------          ------
Net increase (decrease) in shares
  outstanding                                      3,998           4,111
                                                 =======          ======

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                           IDEX Transamerica Equity 6

IDEX Transamerica Equity

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                         For a share of beneficial interest outstanding throughout each period
                       -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                         Distributions
                                    -------------------------------------------  -------------------------------------
                        Net Asset                                                                                        Net Asset
            For the       Value,         Net         Net Realized                 From Net    From Net                     Value,
            Period      Beginning     Investment    and Unrealized      Total    Investment   Realized       Total          End
         Ended (d)(g)   of Period   Income (Loss)     Gain (Loss)    Operations    Income       Gains    Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Class A   10/31/2003     $  5.52      $ (0.05)        $  1.39        $  1.34        $   -       $   -         $ -        $   6.86
          10/31/2002        6.38        (0.07)          (0.79)         (0.86)           -           -           -            5.52
          10/31/2001       10.16        (0.10)          (3.68)         (3.78)           -           -           -            6.38
          10/31/2000       10.00        (0.02)           0.18           0.16            -           -           -           10.16
----------------------------------------------------------------------------------------------------------------------------------
Class B   10/31/2003        5.40        (0.09)           1.37           1.28            -           -           -            6.68
          10/31/2002        6.29        (0.12)          (0.77)         (0.89)           -           -           -            5.40
          10/31/2001       10.12        (0.16)          (3.67)         (3.83)           -           -           -            6.29
          10/31/2000       10.00        (0.06)           0.18           0.12            -           -           -           10.12
----------------------------------------------------------------------------------------------------------------------------------
Class C   10/31/2003        5.40        (0.09)           1.37           1.28            -           -           -            6.68
          10/31/2002        6.29        (0.12)          (0.77)         (0.89)           -           -           -            5.40
          10/31/2001       10.12        (0.16)          (3.67)         (3.83)           -           -           -            6.29
          10/31/2000       10.00        (0.06)           0.18           0.12            -           -           -           10.12
----------------------------------------------------------------------------------------------------------------------------------
Class L   10/31/2003        5.30        (0.09)           1.47           1.38            -           -           -            6.68
----------------------------------------------------------------------------------------------------------------------------------
Class M   10/31/2003        5.42        (0.08)           1.36           1.28            -           -           -            6.70
          10/31/2002        6.31        (0.11)          (0.78)         (0.89)           -           -           -            5.42
          10/31/2001       10.12        (0.14)          (3.67)         (3.81)           -           -           -            6.31
          10/31/2000       10.00        (0.06)           0.18           0.12            -           -           -           10.12
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                        -----------------------------------------------------------------------
                                                           Ratio of Expenses
                                         Net Assets,           to Average          Net Investment
             For the                        End of           Net Assets (a)         Income (Loss)     Portfolio
             Period          Total          Period      -----------------------      to Average       Turnover
            Ended (g)     Return (c)       (000's)       Net (e)     Total (f)     Net Assets (a)     Rate (b)
---------------------------------------------------------------------------------------------------------------
Class A   10/31/2003         24.28%        $ 56,618        1.56%        1.56%           (0.87)%          55%
          10/31/2002        (13.50)          25,127        1.74         2.32            (1.19)           19
          10/31/2001        (37.20)           2,750        1.55         2.75            (1.15)           42
          10/31/2000          1.60            3,053        1.55         6.10            (1.18)           13
---------------------------------------------------------------------------------------------------------------
Class B   10/31/2003         23.70            4,613        2.21         2.21            (1.52)           55
          10/31/2002        (14.22)           2,732        2.39         2.98            (1.84)           19
          10/31/2001        (37.78)           3,070        2.20         3.40            (1.80)           42
          10/31/2000          1.17            2,840        2.20         6.75            (1.83)           13
---------------------------------------------------------------------------------------------------------------
Class C   10/31/2003         23.70              725        2.21         2.21            (1.52)           55
          10/31/2002        (14.22)             914        2.39         2.98            (1.84)           19
          10/31/2001        (37.78)           1,318        2.20         3.40            (1.80)           42
          10/31/2000          1.17            1,118        2.20         6.75            (1.83)           13
---------------------------------------------------------------------------------------------------------------
Class L   10/31/2003         26.04            1,435        2.21         2.21            (1.52)           55
---------------------------------------------------------------------------------------------------------------
Class M   10/31/2003         23.62              626        2.11         2.11            (1.42)           55
          10/31/2002        (14.08)             735        2.29         2.88            (1.74)           19
          10/31/2001        (37.69)             794        2.10         3.30            (1.70)           42
          10/31/2000          1.24              969        2.10         6.65            (1.73)           13
---------------------------------------------------------------------------------------------------------------

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                           IDEX Transamerica Equity 7

IDEX Transamerica Equity

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ended 10/31/2001, 10/31/2002, and 10/31/2003.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) IDEX Transamerica Equity commenced operations on March 1, 2000. The inception date for the Fund's offering of share Class L was November 11, 2002.

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                           IDEX Transamerica Equity 8

IDEX Transamerica Equity

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At October 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

IDEX Mutual Funds is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX Transamerica Equity ("the Fund"), part of IDEX Mutual Funds, began operations on March 1, 2000.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers five classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. Effective November 11, 2002, Class C and M shares were closed to new investors. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Trustees and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank and Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2003, was paying an interest rate of 0.75%.

Directed brokerage: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which IDEX Mutual Funds has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within IDEX Mutual Funds, or by any other party. Directed commissions during the year ended October 31, 2003, of $22 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $5 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are included in Investment securities at value on the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

IDEX Mutual Funds                                             Annual Report 2003

                           IDEX Transamerica Equity 9

IDEX Transamerica Equity

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (ie: through the assets allocation funds)

                                                      Net          % of
                                                    Assets      Net Assets
                                                  ----------   -----------
IDEX Asset Allocation
  Conservative Portfolio                           $ 3,442            5%
IDEX Asset Allocation Growth                         8,624           13%
IDEX Asset Allocation Moderate
  Growth                                            20,685           32%
IDEX Asset Allocation Moderate                      18,438           29%
                                                                   ----
                                                                     79%
                                                                   ====

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following stated break points:

    0.80% of the first $500 million of ANA
    0.70% of ANA over $500 million

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

    1.40% Expense Limit

If total fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The 12b-1 fee for the Fund is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Class A                                   0.35%
  Class B                                   1.00%
  Class C                                   1.00%
  Class L                                   1.00%
  Class M                                   0.90%

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, L, M and certain A share redemptions. For the year ended October 31, 2003, the underwriter commissions were as follows:

     Received by Underwriter                 $ 28
     Retained by Underwriter                    4
     Contingent Sales Charges                  13

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Transfer agent fees: The Fund incurs ATIS annual per-account charges (not in thousands) of $20.00 for each open shareholder account and $1.63 for each closed account maintained, and certain out of pocket expenses.

IDEX Mutual Funds                                             Annual Report 2003

                           IDEX Transamerica Equity 10

IDEX Transamerica Equity

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any IDEX Fund. At October 31, 2003, the value of invested plan amounts was $1. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2003, were as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                     $ 50,689
  U.S. Government                                                -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                       27,457
  U.S. Government                                                -

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Shares of beneficial interest, unlimited shares
       authorized                                         $ (492)
     Accumulated net investment income (loss)                492
     Accumulated net realized gain (loss) from
       investment securities                                   -

The tax basis components of distributable earnings as of October 31, 2003, are as follows:

     Undistributed Ordinary Income                      $      -
                                                        ========
     Undistributed Long-term Capital Gains              $      -
                                                        ========
     Capital Loss Carryforward                          $ (3,856)
                                                        ========
     Net Unrealized Appreciation (Depreciation)         $ 10,744
                                                        ========

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

 Capital Loss
 Carryforward                       Available through
--------------                      ------------------
  $    71                           October 31, 2008
    2,496                           October 31, 2009
    1,197                           October 31, 2010
       92                           October 31, 2011

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2003, are as follows:

     Federal Tax Cost Basis                          $ 66,089
                                                     ========
     Unrealized Appreciation                         $ 10,986
     Unrealized (Depreciation)                           (242)
                                                     --------
     Net Unrealized Appreciation (Depreciation)      $ 10,744
                                                     ========

IDEX Mutual Funds                                             Annual Report 2003

                           IDEX Transamerica Equity 11

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Trustees and Shareholders of IDEX Transamerica Equity

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of IDEX Transamerica Equity (the "Fund") (one of the portfolios constituting the IDEX Mutual Funds) at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
December 18, 2003


IDEX Mutual Funds                                             Annual Report 2003

                           IDEX Transamerica Equity 12

IDEX Transamerica Growth Opportunities

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

The twelve months ended October 31, 2003, were an uneven period for U.S. equity markets. Following a mild recovery in November 2002, markets plummeted until March 2003, then rebounded vigorously. While the mid-year decline can be attributed largely to apprehension about the war in Iraq, the gains that proceeded and followed that dip were triggered primarily by anticipation of a robust economic recovery. Stocks in economically sensitive industries -- for example, metals and mining, semiconductors, airlines and wireless telecommunications -- were the biggest beneficiaries of this tide of optimism.

PERFORMANCE

For the year ended October 31, 2003, IDEX Transamerica Growth Opportunities returned 23.70%. By comparison its primary and secondary benchmarks, the Russell 2500 Growth Index and the Russell 2000 Value Index, returned 44.76% and 43.37%, respectively.

We attribute the relative underperformance to a lack of cyclical stocks in the portfolio; with rare exception, companies in the traditionally cyclical industries, that have led the market since March, do not meet our investment criteria.

STRATEGY REVIEW

Our ideal candidate for investment is a quality company benefiting from a positive long-term secular trend. Seasoned management, high returns on capital, strong free cash flow reinvested to enhance shareholder value, and sustainable competitive advantages are also essential. The portfolio's largest contributor to performance, SkillSoft PLC ("SkillSoft"), provides an excellent example. Skillsoft is the top competitor among online education and training companies. Its management team is conservative and very focused on executing its business plan. They have done an admirable job of consolidating their position in the training industry, which is rapidly moving in their direction (i.e., online delivery). Having said that, we should also point out that, during this period, SkillSoft performed far beyond what its pure fundamentals would have dictated; like many other technology-related stocks, it benefited from the rising tide of investor sentiment that went hand-in-glove with expectations of a healthier U.S. economy.

Other strong contributors to results included consumer electronics retailer RadioShack Corporation ("RadioShack"), a long-time holding, and XM Satellite Radio Holdings Inc. ("XM Satellite") and GTECH Holdings Corporation ("GTECH"), both newcomers to the portfolio. In recent years, RadioShack has focused on improving returns from its existing stores rather than expanding. It is now generating considerable excess cash flow and returning the excess to shareholders.

XM Satellite presents a good example of the kind of company we like to discover early in its development. For just $10 a month, subscribers receive high-quality signals for more than 100 radio channels. The company has limited competition. That advantage, along with an improving balance sheet, caught investors' attention this year, resulting in an increase in its' stock price.

GTECH provides software, networks and professional services for transaction processing, with an emphasis on the lottery industry. With a growing number of states turning to lotteries to supplement revenues, GTECH has experienced considerable growth.

Our one major disappointment during the period was Investment Technology Group, Inc. ("ITG"), a purveyor of third-party securities-trading technology. In retrospect, it is clear that we overestimated the company's ability to take market share from its competitors. Although we continue to believe in the quality of its management, we exited the stock.

/s/ Christopher Bonavico
Christopher J. Bonavico

/s/ Kenneth Broad
Kenneth F. Broad
Co-Fund Managers
Transamerica Investment Management, LLC

IDEX Mutual Funds                                             Annual Report 2003

                    IDEX Transamerica Growth Opportunities 1

IDEX Transamerica Growth Opportunities

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

[The following data was represented as a line chart in the printed material.]

Growth of $10,000
Inception of 3/1/00 through 10/31/03
Investment less sales charges - $9,452

   DATE              Class A         Russell 2000        Russell 2500
------------      ------------     ---------------      --------------
  3/1/2000            9,452            10,000             10,000
 3/31/2000            9,000             9,341              9,215
 6/30/2000            9,412             8,988              8,579
 9/30/2000            9,346             9,087              8,327
12/31/2000            6,347             8,459              6,715
 3/31/2001            4,174             7,909              5,378
 6/30/2001            5,005             9,039              6,522
 9/30/2001            4,235             7,160              4,756
12/31/2001            5,224             8,670              5,988
 3/31/2002            5,634             9,015              5,811
 6/30/2002            5,057             8,262              4,845
 9/30/2002            4,197             6,494              3,921
12/31/2002            4,509             6,894              4,246
 3/31/2003            4,338             6,584              4,110
 6/30/2003            4,990             8,126              5,044
 9/30/2003            5,330             8,864              5,546
10/31/2003            5,623             9,609              6,002

Average Annual Total Return for Periods Ended 10/31/03
--------------------------------------------------------------------------------

                                                  From       Inception
                                   1 year      Inception       Date
-----------------------------------------------------------------------
Class A (NAV)                       23.70%       -13.19%       3/1/00
Class A (POP)                       16.90%       -14.51%       3/1/00
Russell 2500(1)                     44.76%       -12.99%       3/1/00
Russell 2000(1)                     43.37%        -1.08%       3/1/00
-----------------------------------------------------------------------
Class B (NAV)                       23.19%       -13.83%       3/1/00
Class B (POP)                       18.19%       -14.30%       3/1/00
-----------------------------------------------------------------------
Class C (NAV)                       23.19%       -13.83%       3/1/00
-----------------------------------------------------------------------
Class L (NAV)                           -         25.32%     11/11/02
Class L (POP)                           -         23.32%     11/11/02
-----------------------------------------------------------------------
Class M (NAV)                       23.09%       -13.75%       3/1/00
Class M (POP)                       20.86%       -13.98%       3/1/00
-----------------------------------------------------------------------


NOTES

(1)  The Russell 2500 Growth (Russell 2500) Index and the Russell 2000 (Russell
     2000) are unmanaged indexes used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. For reporting periods through October 31, 2002, the fine ahs selected the Russell 2000 Index as its benchmark measure; however, the Russell 2500 Growth is more appropriate for comparisons to the fund. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2003 -1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares, (2% in the 1st year and 1% in the 2nd year) for Class L shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Class C and M shares are not available to new investors.

Investing in small cap stocks generally involves greater risk and volatility, therefore an investment in the fund may not be appropriate for everyone.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.


IDEX Mutual Funds                                             Annual Report 2003

                    IDEX Transamerica Growth Opportunities 2

IDEX Transamerica Growth Opportunities

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts except share amounts in thousands)

                                                         Shares          Value
--------------------------------------------------------------------------------
COMMON STOCKS (89.0%)
Automotive (4.4%)
  Gentex Corporation (b)                                  250,000      $   9,762
Business Credit Institutions (4.5%)
  Financial Federal Corporation (a)(b)                    297,500          9,981
Business Services (3.0%)
  Moody's Corporation                                     115,000          6,650
Communication (6.0%)
  Global Payments Inc.                                    175,000          7,289
  XM Satellite Radio Holdings Inc. (a)(b)                 290,000          5,875
Computer & Data Processing Services (14.4%)
  BARRA, Inc. (a)                                         185,000          7,030
  GTECH Holdings Corporation                              235,000         10,500
  SkillSoft PLC-ADR (a)                                 1,725,000         13,766
Educational Services (5.2%)
  DeVRY Inc. (a)                                          470,000         11,407
Electronic & Other Electric Equipment (2.6%)
  Gemstar-TV Guide International, Inc. (a)              1,195,000          5,605
Industrial Machinery & Equipment (0.9%)
  Graco Inc.                                               50,000          1,905
Management Services (5.2%)
  ServiceMaster Company (The)                           1,000,000         11,470
Oil & Gas Extraction (4.6%)
  EOG Resources, Inc.                                     240,000         10,114
Paper & Allied Products (2.0%)
  Pactiv Corporation (a)                                  200,000          4,410
Paperboard Containers & Boxes (4.4%)
  Packaging Corporation of America (a)                    495,000          9,751
Personal Services (4.6%)
  Weight Watchers International, Inc. (a)(b)              275,000         10,148
Pharmaceuticals (5.2%)
  Techne Corporation (a)(b)                               325,000         11,320
Radio, Television & Computer Stores (4.4%)
  RadioShack Corporation                                  325,000          9,746
Restaurants (4.2%)
  IHOP Corp.                                              246,300          9,138
Security & Commodity Brokers (4.1%)
  BlackRock, Inc.                                         175,000          8,986
Transportation & Public Utilities (9.3%)
  C.H. Robinson Worldwide, Inc.                           255,000          9,991
  Expeditors International of
    Washington, Inc.                                      280,000         10,511
                                                                       ---------
Total Common Stocks (cost: $156,707)                                     195,355
                                                                       ---------
                                                       Principal        Value
--------------------------------------------------------------------------------
SECURITY LENDING COLLATERAL (11.1%)
Debt (9.7%)
Bank Notes (1.2%)
  Canadian Imperial Bank of Commerce
    1.12%, due 11/04/2003                               $    1,058      $  1,058
  Fleet National Bank
    1.06%, due 01/21/2004                                    1,482         1,482
Euro Dollar Terms (5.4%)
  Bank of Montreal
    1.03%, due 11/13/2003                                      847           847
    1.04%, due 11/14/2003                                      744           744
  Bank of Nova Scotia (The)
    1.06%, due 11/12/2003                                      423           423
  Bank of Scotland
    1.04%, due 11/14/2003                                      847           847
  Citigroup Inc.
    1.08%, due 01/05/2004                                    1,270         1,270
  Credit Agricole Indosuez
    1.08%, due 01/06/2004                                      931           931
  Den Danske Bank
    1.04%, due 11/10/2003                                      423           423
    1.08%, due 01/20/2004                                    1,270         1,270
  Royal Bank of Canada
    1.04%, due 11/24/2003                                    1,058         1,058
    1.06%, due 12/08/2003                                      423           423
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/15/2004                                    1,270         1,270
  SouthTrust Bank
    1.08%, due 01/16/2004                                    1,270         1,270
  Wells Fargo & Company
    1.04%, due 11/20/2003                                    1,270         1,270
Promissory Notes (0.7%)
  Goldman Sachs Group, Inc. (The)
    1.15%, due 11/03/2003                                    1,482         1,482
Repurchase Agreements (2.4%) (c)
  Goldman Sachs Group, Inc. (The)
    1.10% Repurchase Agreement dated
    10/31/2003 to be repurchased at $423
    on 11/03/2003                                              423           423
  Merrill Lynch & Co., Inc.
    1.10% Repurchase Agreement dated
    10/31/2003 to be repurchased at $4,870
    on 11/03/2003                                            4,870         4,870

                                                           Shares         Value
--------------------------------------------------------------------------------
Investment Companies (1.4%)
Money Market Funds (1.4%)
  Merrimac Cash Series Fund-
    Premium Class
    1-day yield of 0.97%                                 2,963,496     $   2,964
                                                                       ---------
Total Security Lending Collateral (cost: $24,325)                         24,325
                                                                       ---------
Total Investment Securities (cost: $181,032)                           $ 219,680
                                                                       =========


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                    IDEX Transamerica Growth Opportunities 3

IDEX Transamerica Growth Opportunities

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                                Value
------------------------------------------------------------------------
SUMMARY:
  Investments, at value                          100.1 %      $ 219,680
  Liabilities in excess of other assets           (0.1)%           (177)
                                                 -----        ---------
  Net assets                                     100.0 %      $ 219,503
                                                 =====        =========

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.

(b)  At October 31, 2003, all or a portion of this security is on loan (see Note
     1). The value at October 31, 2003, of all securities on loan is $23,506.

(c) Cash collateral for the Repurchase Agreements, valued at $5,300, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%-10.18% and 06/01/2004-12/31/2049, respectively.

DEFINITIONS:

ADR American Depositary Receipt

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                    IDEX Transamerica Growth Opportunities 4

IDEX Transamerica Growth Opportunities

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $181,032)
     (including $23,506 of securities loaned)                     $ 219,680
  Cash                                                               24,070
  Receivables:
     Shares of beneficial interest sold                                 575
     Interest                                                             5
     Dividends                                                          222
  Other                                                                  22
                                                                  ---------
                                                                    244,574
                                                                  ---------
Liabilities:
  Accounts payable and accrued liabilities:
     Shares of beneficial interest redeemed                             228
     Management and advisory fees                                        99
     Distribution fees                                                  101
     Transfer agent fees                                                183
  Payable for securities on loan                                     24,325
  Other                                                                 135
                                                                  ---------
                                                                     25,071
                                                                  ---------
Net Assets                                                        $ 219,503
                                                                  =========
Net Assets Consist of:
  Shares of beneficial interest, unlimited shares authorized      $ 510,083
  Accumulated net investment income (loss)                              (13)
  Accumulated net realized gain (loss) from
     investment securities                                         (329,214)
  Net unrealized appreciation (depreciation) on
     investment securities                                           38,647
                                                                  ---------
Net Assets                                                        $ 219,503
                                                                  =========
Shares Outstanding:
  Class A                                                            24,754
  Class B                                                             9,069
  Class C                                                             1,658
  Class L                                                                83
  Class M                                                             1,650
Net Asset Value Per Share:
  Class A                                                         $    5.95
  Class B                                                              5.79
  Class C                                                              5.79
  Class L                                                              5.79
  Class M                                                              5.81
Maximum Offering Price Per Share (a):
  Class A                                                         $    6.30
  Class M                                                              5.87


(a) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, and L shares represents offering price. The redemption price for Classes B, L, and M shares equals net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the year ended October 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                                              $     55
  Dividends                                                                  685
  Income from loaned securities-net                                           30
                                                                        --------
                                                                             770
                                                                        --------
Expenses:
  Management and advisory fees                                               957
  Transfer agent fees                                                        905
  Printing and shareholder reports                                           130
  Custody fees                                                                22
  Administration fees                                                         36
  Legal fees                                                                   5
  Auditing and accounting fees                                                30
  Trustees fees                                                                9
  Registration fees                                                           98
  Other                                                                       22
  Distribution and service fees:
     Class A                                                                 250
     Class B                                                                 346
     Class C                                                                  66
     Class L                                                                   3
     Class M                                                                  59
                                                                        --------
  Total expenses                                                           2,938
  Less:
     Advisory fee waiver                                                    (550)
                                                                        --------
  Net expenses                                                             2,388
                                                                        --------
Net Investment Income (Loss)                                              (1,618)
                                                                        --------
Net Realized and Unrealized Gain (Loss):
  Realized gain (loss) from investment securities)                        (7,453)
  Increase (decrease) in unrealized appreciation
     (depreciation) on investment securities                              50,490
                                                                        --------
Net Gain (Loss) on Investment Securities                                  43,037
                                                                        --------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                                            $ 41,419
                                                                        ========

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                    IDEX Transamerica Growth Opportunities 5

IDEX Transamerica Growth Opportunities

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                              October 31,     October 31,
                                                  2003            2002
                                              ------------   -------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                $  (1,618)      $   (274)
  Net realized gain (loss) from investment
     securities                                  (7,453)        (1,294)
  Net unrealized appreciation
     (depreciation) on investment
     securities                                  50,490            162
                                              ---------       ---------
                                                 41,419         (1,406)
                                              ---------       --------
Distributions to Shareholders:
  From net investment income:
     Class A                                          -              -
     Class B                                          -              -
     Class C                                          -              -
     Class L                                          -              -
     Class M                                          -              -
                                              ---------       --------
                                                      -              -
                                              ---------       --------
  From net realized gains:
     Class A                                          -              -
     Class B                                          -              -
     Class C                                          -              -
     Class L                                          -              -
     Class M                                          -              -
                                              ---------       --------
                                                      -              -
                                              ---------       --------
Capital Share Transactions:
  Proceeds from shares sold:
     Class A                                     19,246         13,110
     Class B                                     36,877          3,651
     Class C                                     17,492            943
     Class L                                          -              -
     Class M                                     16,502            296
                                              ---------       --------
                                                 90,117         18,000
                                              ---------       --------
  Proceeds from fund acquisition:
     Class A                                     33,925              -
     Class B                                     38,948              -
     Class C                                      7,034              -
     Class L                                        280              -
     Class M                                      8,373              -
                                              ---------       --------
                                                 88,560              -
                                              ---------       --------
  Cost of shares redeemed:
     Class A                                     (7,951)        (3,315)
     Class B                                     (7,834)        (1,833)
     Class C                                     (2,186)          (845)
     Class L                                     (1,116)             -
     Class M                                     (2,568)          (563)
                                              ---------       --------
                                                (21,655)        (6,556)
                                              ---------       --------
                                                157,022         11,444
                                              ---------       --------
Net increase (decrease) in net assets           198,441         10,038
                                              ---------       --------
Net Assets:
  Beginning of year                              21,062         11,024
                                              ---------       --------
  End of year                                 $ 219,503       $ 21,062
                                              =========       ========
Accumulated Net Investment Income (Loss)      $     (13)      $      1
                                              =========       ========

                                              October 31,     October 31,
                                                  2003            2002
                                              -----------    ------------
Share Activity:
  Shares issued:
     Class A                                     16,179          2,468
     Class B                                        581            687
     Class C                                        172            177
     Class L                                        125              -
     Class M                                         79             55
                                              ---------       --------
                                                 17,136          3,387
                                              ---------       --------
  Shares issued on fund acquisition:
     Class A                                      7,472              -
     Class B                                      8,792              -
     Class C                                      1,588              -
     Class L                                         63              -
     Class M                                      1,886              -
                                              ---------       --------
                                                 19,801              -
                                              ---------       --------
  Shares redeemed:
     Class A                                     (1,537)          (620)
     Class B                                     (1,559)          (385)
     Class C                                       (436)          (166)
     Class L                                       (105)             -
     Class M                                       (508)          (109)
                                              ---------       --------
                                                 (4,145)        (1,280)
                                              ---------       --------
Net increase (decrease) in shares
  outstanding                                    32,792          2,107
                                              =========       ========

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                    IDEX Transamerica Growth Opportunities 6

IDEX Transamerica Growth Opportunities

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                      For a share of beneficial interest outstanding throughout each period
                       ----------------------------------------------------------------------------------------------------------
                                               Investment Operations                         Distributions
                                    ------------------------------------------   -------------------------------------
                        Net Asset                                                                                        Net Asset
            For the       Value,         Net        Net Realized                  From Net    From Net                     Value,
            Period      Beginning     Investment   and Unrealized      Total     Investment   Realized       Total          End
         Ended (d)(g)   of Period   Income (Loss)    Gain (Loss)    Operations     Income       Gains    Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Class A   10/31/2003     $  4.81      $ (0.06)        $  1.20       $  1.14          $ -         $ -          $ -        $   5.95
          10/31/2002        4.81        (0.06)           0.06             -            -           -            -            4.81
          10/31/2001        8.70        (0.07)          (3.82)        (3.89)           -           -            -            4.81
          10/31/2000       10.00        (0.02)          (1.28)        (1.30)           -           -            -            8.70
----------------------------------------------------------------------------------------------------------------------------------
Class B   10/31/2003        4.70        (0.09)           1.18          1.09            -           -            -            5.79
          10/31/2002        4.73        (0.11)           0.08         (0.03)           -           -            -            4.70
          10/31/2001        8.66        (0.10)          (3.83)        (3.93)           -           -            -            4.73
          10/31/2000       10.00        (0.06)          (1.28)        (1.34)           -           -            -            8.66
----------------------------------------------------------------------------------------------------------------------------------
Class C   10/31/2003        4.70        (0.09)           1.18          1.09            -           -            -            5.79
          10/31/2002        4.74        (0.10)           0.06         (0.04)           -           -            -            4.70
          10/31/2001        8.66        (0.11)          (3.81)        (3.92)           -           -            -            4.74
          10/31/2000       10.00        (0.06)          (1.28)        (1.34)           -           -            -            8.66
----------------------------------------------------------------------------------------------------------------------------------
Class L   10/31/2003        4.62        (0.09)           1.26          1.17            -           -            -            5.79
----------------------------------------------------------------------------------------------------------------------------------
Class M   10/31/2003        4.72        (0.09)           1.18          1.09            -           -            -            5.81
          10/31/2002        4.75        (0.10)           0.07         (0.03)           -           -            -            4.72
          10/31/2001        8.67        (0.10)          (3.82)        (3.92)           -           -            -            4.75
          10/31/2000       10.00        (0.05)          (1.28)        (1.33)           -           -            -            8.67
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                        -----------------------------------------------------------------------
                                                           Ratio of Expenses
                                         Net Assets,           to Average          Net Investment
             For the                        End of           Net Assets (a)         Income (Loss)     Portfolio
             Period          Total          Period      -----------------------      to Average       Turnover
            Ended (g)     Return (c)       (000's)       Net (e)     Total (f)     Net Assets (a)     Rate (b)
---------------------------------------------------------------------------------------------------------------
Class A   10/31/2003         23.70%       $ 147,340        1.75%        2.21%           (1.11)%           97%
          10/31/2002          0.05           12,687        1.74         2.53            (1.35)            32
          10/31/2001        (44.76)           3,807        1.55         2.83            (1.11)            59
          10/31/2000        (12.96)           3,726        1.55         4.54            (1.23)            19
---------------------------------------------------------------------------------------------------------------
Class B   10/31/2003         23.19           52,492        2.41         2.87            (1.76)            97
          10/31/2002        ( 0.70)           5,897        2.39         3.18            (2.00)            32
          10/31/2001        (45.35)           4,513        2.20         3.48            (1.76)            59
          10/31/2000        (13.39)           4,366        2.20         5.19            (1.88)            19
---------------------------------------------------------------------------------------------------------------
Class C   10/31/2003         23.19            9,598        2.41         2.87            (1.76)            97
          10/31/2002        ( 0.70)           1,569        2.39         3.18            (2.00)            32
          10/31/2001        (45.35)           1,530        2.20         3.48            (1.76)            59
          10/31/2000        (13.39)           1,704        2.20         5.19            (1.88)            19
---------------------------------------------------------------------------------------------------------------
Class L   10/31/2003         25.32              483        2.42         2.89            (1.78)            97
---------------------------------------------------------------------------------------------------------------
Class M   10/31/2003         23.09            9,590        2.31         2.77            (1.66)            97
          10/31/2002        ( 0.52)             909        2.29         3.08            (1.90)            32
          10/31/2001        (45.26)           1,174        2.10         3.38            (1.66)            59
          10/31/2000        (13.33)           2,090        2.10         5.09            (1.78)            19
---------------------------------------------------------------------------------------------------------------

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                    IDEX Transamerica Growth Opportunities 7

IDEX Transamerica Growth Opportunities

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ended 10/31/2001, 10/31/2002, and 10/31/2003.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) IDEX Transamerica Growth Opportunities ("the Fund") commenced operations on March 1, 2000. The inception date for the Fund's offering of share Class L was November 11, 2002.

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                    IDEX Transamerica Growth Opportunities 8

IDEX Transamerica Growth Opportunities

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At October 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

IDEX Mutual Funds is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX Transamerica Growth Opportunities ("the Fund"), part of IDEX Mutual Funds, began operations on March 1, 2000.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

On March 1, 2003, the Fund acquired all the net assets of IDEX Janus Capital Appreciation, pursuant to a plan of reorganization approved by shareholders of IDEX Janus Capital Appreciation on February 12, 2003. The acquisition was accomplished by a tax-free exchange of 19,801 shares of the Fund for the 8,814 shares of IDEX Janus Capital Appreciation outstanding on February 28, 2003. IDEX Janus Capital Appreciation's net assets at that date $88,560, including $11,239 unrealized depreciation, were combined with those of the Fund. Proceeds in connection with the acquisition were as follows:

                                                Shares       Amount
                                              ----------------------
Proceeds in connection with the acquisition
Class A                                         7,472      $ 33,925
Class B                                         8,792        38,948
Class C                                         1,588         7,034
Class L                                            63           280
Class M                                         1,886         8,373
                                                           --------
                                                           $ 88,560
                                                           ========

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers five classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. Effective November 11, 2002, Class C and M shares were closed to new investors. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Trustees and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2003, was paying an interest rate of 0.75%.

Directed brokerage: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which IDEX Mutual Funds has established a Directed Brokerage Program. A Direct Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within IDEX Mutual Funds, or by any other party. Directed commissions during the year ended October 31, 2003, of $45 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $13 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are included in Investment securities at value on the Statement of Assets and Liabilities and remain on the Schedule of Investments.

IDEX Mutual Funds                                             Annual Report 2003

                    IDEX Transamerica Growth Opportunities 9

IDEX Transamerica Growth Opportunities

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

Loans of securities are required at all times to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (ie: through the assets allocation funds)

                                                  Net         % of
                                                Assets     Net Assets
                                               --------   -----------
IDEX Asset Allocation
  Conservative Portfolio                       10,404           5%
IDEX Asset Allocation Growth                   22,156          10%
IDEX Asset Allocation Moderate
  Growth                                       39,549          18%
IDEX Asset Allocation Moderate                 29,519          13%
                                                            --------
                                                               46%

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following stated break points:

  0.80% of the first $500 million of ANA
  0.70% of ANA over $500 million

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

  1.40% Expense Limit

If total fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The 12b-1 fee for the Fund is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

    Class A                                  0.35%
    Class B                                  1.00%
    Class C                                  1.00%
    Class L                                  1.00%
    Class M                                  0.90%

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, L, M and certain A share redemptions. For the year ended October 31, 2003, the underwriter commissions were as follows:

    Received by Underwriter                  $ 77
    Retained by Underwriter                     9
    Contingent Sales Charges                   91

IDEX Mutual Funds                                             Annual Report 2003

                    IDEX Transamerica Growth Opportunities 10

IDEX Transamerica Growth Opportunities

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Transfer agent fees: The Fund incurs ATIS annual per-account charges (not in thousands) of $20.00 for each open shareholder account and $1.63 for each closed account maintained, and certain out of pocket expenses.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any IDEX Fund. At October 31, 2003, the value of invested plan amounts was $3. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2003, were as follows:


Purchases of securities:
  Long-Term excluding U.S. Government                          $ 146,703
  U.S. Government                                                      -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                             96,405
  U.S. Government                                                      -


NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Shares of beneficial interest, unlimited
       shares authorized                               $ 312,387
     Accumulated net investment income (loss)              1,604
     Accumulated net realized gain (loss) from
       investment securities                            (313,991)

The tax basis components of distributable earnings as of October 31, 2003, are as follows:

     Undistributed Ordinary Income                  $         -
                                                    ===========
     Undistributed Long-term Capital Gains          $         -
                                                    ===========
     Capital Loss Carryforward                      $  (329,154)
                                                    ===========
     Net Unrealized Appreciation (Depreciation)     $    38,588
                                                    ===========

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:


 Capital Loss
 Carryforward           Available through
--------------         ------------------
  $  26,385             October 31, 2007
    201,049             October 31, 2008
     89,665             October 31, 2009
      4,618             October 31, 2010
      7,437             October 31, 2011


The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2003, are as follows:

     Federal Tax Cost Basis                           $ 181,092
                                                      =========
     Unrealized Appreciation                          $  40,383
     Unrealized (Depreciation)                           (1,795)
                                                      ---------
     Net Unrealized Appreciation (Depreciation)       $  38,588
                                                      =========

IDEX Mutual Funds                                             Annual Report 2003

                    IDEX Transamerica Growth Opportunities 11

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Trustees and Shareholders of IDEX Transamerica Growth Opportunities

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of IDEX Transamerica Growth Opportunities (the "Fund") (one of the portfolios constituting the IDEX Mutual Funds) at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
December 18, 2003


IDEX Mutual Funds                                             Annual Report 2003

                    IDEX Transamerica Growth Opportunities 12

IDEX Transamerica Money Market

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts in thousands)

                                                        Principal        Value
--------------------------------------------------------------------------------
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (2.0%)
  Fannie Mae
    1.05%, due 12/24/2003                            $      600       $     599
    1.05%, due 12/31/2003                                 1,300           1,298
    1.07%, due 02/02/2004                                 1,080           1,077
    1.08%, due 02/02/2004                                   750             748
                                                                      ---------
Total Short-Term U.S. Government Obligations (cost: $3,722)               3,722
                                                                      ---------
COMMERCIAL PAPER (90.3%)
Asset-Backed (23.7%)
  Asset Securitization Cooperative
    Corporation-144A
    1.07%, due 11/06/2003                                  700              700
    1.06%, due 11/14/2003                                2,750            2,749
    1.05%, due 12/04/2003                                1,450            1,449
    1.05%, due 12/12/2003                                1,800            1,798
    1.08%, due 01/12/2004                                1,400            1,397
    1.09%, due 01/13/2004                                1,300            1,297
  CAFCO LLC-144A
    1.05%, due 11/12/2003                                  350              350
    1.06%, due 11/12/2003                                2,300            2,299
    1.05%, due 11/14/2003                                1,500            1,499
    1.06%, due 11/18/2003                                3,500            3,498
  Ciesco LLC
    1.06%, due 12/03/2003                                1,900            1,898
  Delaware Funding Corporation-144A
    1.05%, due 11/14/2003                                1,500            1,499
    1.06%, due 11/20/2003                                2,600            2,599
    1.05%, due 12/01/2003                                  700              699
    1.09%, due 01/20/2004                                3,900            3,891
  Harley-Davidson Customer Funding
    Corp-144A
    1.03%, due 11/06/2003                                4,450            4,450
    1.03%, due 11/21/2003                                2,100            2,099
  Receivables Capital Corporation-144A
    1.05%, due 11/24/2003                                3,000            2,998
    1.05%, due 11/25/2003                                3,000            2,998
    1.05%, due 11/26/2003                                2,800            2,797
    1.07%, due 12/15/2003                                  750              749
Beverages (3.6%)
  Coca-Cola Company (The)
    1.03%, due 11/03/2003                                  700              700
    1.02%, due 11/06/2003                                1,000            1,000
    1.04%, due 12/11/2003                                  800              799
    1.05%, due 01/06/2004                                1,200            1,198
  Coca-Cola Enterprises Inc.
    1.04%, due 11/07/2003                                1,600            1,600
    1.04%, due 11/19/2003                                1,400            1,399

                                                       Principal          Value
--------------------------------------------------------------------------------
Business Credit Institutions (5.1%)
  Caterpillar Financial Services Corporation
    1.04%, due 12/26/2003                          $      900           $    899
    1.04%, due 01/05/2004                               1,000                998
    1.06%, due 02/02/2004                               1,600              1,596
    1.11%, due 03/22/2004                               2,000              1,991
    1.11%, due 04/05/2004                               3,900              3,881
Chemicals & Allied Products (5.1%)
  du Pont (E.I.) de Nemours and Company
    1.04%, due 11/17/2003                               1,800              1,799
    1.05%, due 12/02/2003                               1,920              1,918
    1.05%, due 12/04/2003                                 600                599
    1.06%, due 12/16/2003                               2,200              2,197
    1.04%, due 12/17/2003                               1,300              1,298
    1.04%, due 12/29/2003                               1,700              1,697
Commercial Banks (17.7%)
  Abbey National North America LLC
    1.02%, due 11/05/2003                               1,350              1,350
    1.02%, due 11/10/2003                               2,100              2,099
    1.02%, due 11/20/2003                               1,400              1,399
    1.02%, due 11/24/2003                               1,400              1,399
    1.06%, due 12/05/2003                               3,000              2,997
  Canadian Imperial Bank of Commerce
    1.06%, due 12/09/2003                               1,600              1,598
    1.06%, due 12/10/2003                               1,600              1,598
    1.06%, due 01/13/2004                                 330                329
  Toronto Dominion Holdings (USA), Inc.
    1.04%, due 11/25/2003                               1,800              1,799
    1.06%, due 12/08/2003                                 700                699
    1.07%, due 12/08/2003                               3,200              3,197
    1.06%, due 12/22/2003                               2,000              1,997
    1.09%, due 01/27/2004                               1,700              1,696
  UBS Finance (Delaware) LLC
    1.04%, due 12/11/2003                               5,500              5,494
    1.04%, due 12/18/2003                                 500                499
    1.04%, due 12/23/2003                               1,900              1,897
    1.05%, due 01/05/2004                                 900                898
    1.05%, due 01/20/2004                               1,000                998
  Wells Fargo & Company
    1.05%, due 12/30/2003                                 800                799
Insurance Agents, Brokers & Service (4.1%)
  MetLife Funding, Inc.
    1.07%, due 01/14/2004                               5,500              5,488
    1.08%, due 02/04/2004                               2,100              2,094

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003
                        IDEX Transamerica Money Market 1

IDEX Transamerica Money Market

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts in thousands)

                                                     Principal             Value
--------------------------------------------------------------------------------
Life Insurance (5.0%)
  AIG Funding, Inc.
    1.04%, due 11/03/2003                         $    1,100           $   1,100
    1.01%, due 11/10/2003                                700                 700
    1.02%, due 11/12/2003                              1,300               1,300
    1.02%, due 11/14/2003                              1,200               1,200
    1.05%, due 11/18/2003                              1,100               1,099
    1.04%, due 01/07/2004                              1,000                 998
    1.04%, due 01/09/2004                              1,400               1,397
    1.05%, due 01/15/2004                              1,500               1,497
Personal Credit Institutions (15.2%)
  American Honda Finance Corporation
    1.05%, due 11/04/2003                              1,200               1,200
    1.05%, due 11/17/2003                              1,500               1,499
    1.06%, due 01/12/2004                              1,750               1,746
    1.05%, due 01/13/2004                              1,400               1,397
    1.05%, due 01/21/2004                                700                 698
    1.05%, due 01/22/2004                              1,300               1,297
    1.07%, due 01/23/2004                              1,400               1,397
  General Electric Capital Corporation
    1.07%, due 11/07/2003                                500                 500
    1.06%, due 12/15/2003                              1,600               1,598
    1.08%, due 01/07/2004                                750                 748
    1.09%, due 01/08/2004                              2,800               2,793
    1.08%, due 01/09/2004                                450                 449
    1.08%, due 01/12/2004                                600                 599
    1.09%, due 01/13/2004                                480                 479
    1.09%, due 01/15/2004                                600                 599
    1.09%, due 01/21/2004                                550                 549
    1.10%, due 01/22/2004                                500                 499
    1.09%, due 01/28/2004                                500                 499
  Toyota Motor Credit Corporation-144A
    1.05%, due 11/06/2003                              1,100               1,100
    1.03%, due 11/07/2003                              1,019               1,019
    1.05%, due 11/21/2003                                750                 750
    1.05%, due 12/01/2003                              1,450               1,449
    1.05%, due 12/02/2003                              1,450               1,449
    1.06%, due 12/05/2003                                900                 899
    1.03%, due 12/09/2003                                800                 799
    1.05%, due 12/09/2003                                700                 699
    1.03%, due 12/15/2003                                500                 499
    1.05%, due 12/19/2003                              1,000                 999
Petroleum Refining (2.4%)
  ChevronTexaco Corporation
    1.03%, due 11/04/2003                              1,500               1,500
    1.03%, due 11/05/2003                              1,500               1,500
    1.03%, due 01/16/2004                              1,500               1,497

                                                      Principal           Value
--------------------------------------------------------------------------------
Pharmaceuticals (2.3%)
  Merck & Co., Inc.
    1.02%, due 11/12/2003                          $     300            $    300
    1.02%, due 11/13/2003                                585                 585
    1.03%, due 12/03/2003                                400                 400
    1.02%, due 12/31/2003                                370                 369
  Pfizer Inc.-144A
    1.04%, due 01/06/2004                                570                 569
    1.05%, due 01/06/2004                              2,000               1,996
Public Administration (4.8%)
  Canadian Wheat Board
    1.03%, due 12/09/2003                              3,000               2,996
  Province of Quebec
    0.96%, due 12/03/2003                              3,400               3,397
    1.03%, due 12/03/2003                                850                 849
    1.06%, due 01/14/2004                              1,000                 998
    1.11%, due 03/29/2004                                700                 697
Security & Commodity Brokers (1.3%)
  Goldman Sachs Group, Inc. (The)
    0.92%, due 11/13/2003                              2,500               2,499
                                                                       ---------
Total Commercial Paper (cost: $167,257)                                  167,257
                                                                       ---------
CERTIFICATES OF DEPOSITS (7.9%)
  Canadian Imperial Bank of Commerce
    1.06%, due 12/04/2003                              2,300               2,300
    1.05%, due 12/12/2003                              1,800               1,800
    1.08%, due 01/26/2004                              1,800               1,800
  Wells Fargo & Company
    6.13%, due 11/01/2003                              1,000               1,000
  Wells Fargo Bank, NA
    1.06%, due 11/06/2003                              1,500               1,500
    1.06%, due 12/09/2003                              3,100               3,100
    1.06%, due 12/16/2003                              3,100               3,100
                                                                       ---------
Total Certificates of Deposits (cost: $14,600)                            14,600
                                                                       ---------
Total Investment Securities (cost: $185,579)                           $ 185,579
                                                                       =========

SUMMARY
  Investments, at value                                100.2 %         $ 185,579
  Liabilities in excess of other assets                 (0.2)%              (383)
                                                    ---------          ---------
  Net assets                                           100.0 %         $ 185,196
                                                    =========          =========

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                        IDEX Transamerica Money Market 2

IDEX Transamerica Money Market

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2003
(all amounts except per share amounts in thousands)


Assets:
  Investment securities, at value (cost: $185,579)             $ 185,579
  Cash                                                                99
  Receivables:
     Shares of beneficial interest sold                              503
     Interest                                                         52
  Due from investment adviser                                         21
  Other                                                                7
                                                               ---------
                                                                 186,261
                                                               ---------
Liabilities:
  Accounts payable and accrued liabilities:
     Shares of beneficial interest redeemed                          806
     Distribution fees                                                66
     Transfer agent fees                                             112
     Dividends to shareholders                                        23
  Other                                                               58
                                                               ---------
                                                                   1,065
                                                               ---------
Net Assets                                                     $ 185,196
                                                               =========
Net Assets Consist of:
  Shares of beneficial interest, unlimited shares authorized   $ 185,108
  Undistributed net investment income (loss)                          88
                                                               ---------
Net Assets                                                     $ 185,196
                                                               =========
Shares Outstanding:
  Class A                                                        109,794
  Class B                                                         54,324
  Class C                                                         12,673
  Class L                                                          3,542
  Class M                                                          4,858
Net Asset Value Per Share:
  Class A                                                      $    1.00
  Class B                                                           1.00
  Class C                                                           1.00
  Class L                                                           1.00
  Class M                                                           1.00
Maximum Offering Price Per Share (a):
  Class M                                                      $    1.01

(a) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, and L shares represents offering price. The redemption price for Classes B, L, and M shares equals net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the year ended October 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                                      $ 2,768
                                                                -------
Expenses:
  Management and advisory fees                                      889
  Transfer agent fees                                               709
  Printing and shareholder reports                                   93
  Custody fees                                                       29
  Administration fees                                                31
  Legal fees                                                         15
  Auditing and accounting fees                                       21
  Trustees fees                                                      17
  Registration fees                                                 116
  Other                                                              16
  Distribution and service fees:
     Class A                                                        428
     Class B                                                        491
     Class C                                                        122
     Class L                                                         13
     Class M                                                         52
                                                                -------
  Total expenses                                                  3,042
  Less:
     Advisory fee waiver                                           (869)
                                                                -------
  Net expenses                                                    2,173
                                                                -------
Net Investment Income (Loss)                                        595
                                                                -------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                               $   595
                                                                =======

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                        IDEX Transamerica Money Market 3

IDEX Transamerica Money Market

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the year or period ended
(all amounts in thousands)

                                                    October 31,      October 31,
                                                       2003           2002 (a)
                                                   ------------     -----------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                     $     595         $       661
  Net realized gain (loss) from investment
     securities                                            -                   -
  Net unrealized appreciation
     (depreciation) on investment
     securities                                            -                   -
                                                   ---------         -----------
                                                         595                 661
                                                   ---------         -----------
Distributions to Shareholders:
  From net investment income:
     Class A                                            (478)               (483)
     Class B                                             (85)               (123)
     Class C                                             (21)                (36)
     Class L                                              (2)                  -
     Class M                                              (9)                (19)
                                                   ---------         -----------
                                                        (595)               (661)
                                                   ---------         -----------
  From net realized gains:
     Class A                                               -                   -
     Class B                                               -                   -
     Class C                                               -                   -
     Class L                                               -                   -
     Class M                                               -                   -
                                                   ---------         -----------
                                                           -                   -
                                                   ---------         -----------
Capital Share Transactions:
  Proceeds from shares sold:
     Class A                                         212,939             299,057
     Class B                                          44,548             154,591
     Class C                                          16,782              42,694
     Class L                                          11,745                   -
     Class M                                           8,209              23,062
                                                   ---------         -----------
                                                     294,223             519,404
                                                   ---------         -----------
  Dividends and distributions reinvested:
     Class A                                             485                 400
     Class B                                              86                 103
     Class C                                              22                  31
     Class L                                               2                   -
     Class M                                              12                  16
                                                   ---------         -----------
                                                         607                 550
                                                   ---------         -----------
  Cost of shares redeemed:
     Class A                                        (235,579)           (167,508)
     Class B                                         (71,993)            (73,011)
     Class C                                         (24,270)            (22,585)
     Class L                                          (8,205)                  -
     Class M                                         (13,220)            (13,217)
                                                   ---------         -----------
                                                    (353,267)           (276,321)
                                                   ---------         -----------
                                                     (58,437)            243,633
                                                   ---------         -----------
Net increase (decrease) in net assets                (58,437)            243,633
                                                   ---------         -----------
Net Assets:
  Beginning of year                                  243,633                   -
                                                   ---------         -----------
  End of year                                      $ 185,196         $   243,633
                                                   =========         ==========
Undistributed Net Investment Income (Loss)         $      88         $        85
                                                   =========         ===========

                                                    October 31,      October 31,
                                                       2003           2002 (a)
                                                   ------------     -----------
Share Activity:
  Shares issued:
     Class A                                         212,938            299,058
     Class B                                          44,548            154,591
     Class C                                          16,782             42,693
     Class L                                          11,745                  -
     Class M                                           8,208             23,059
                                                   ---------          ---------
                                                     294,221            519,401
                                                   ---------          ---------
  Shares issued-reinvested from distributions:
     Class A                                             485                400
     Class B                                              86                103
     Class C                                              22                 31
     Class L                                               2                  -
     Class M                                              12                 16
                                                   ---------          ---------
                                                         607                550
                                                   ---------          ---------
  Shares redeemed:
     Class A                                        (235,579)          (167,508)
     Class B                                         (71,993)           (73,011)
     Class C                                         (24,270)           (22,585)
     Class L                                          (8,205)                 -
     Class M                                         (13,220)           (13,217)
                                                   ---------          ---------
                                                    (353,267)          (276,321)
                                                   ---------          ---------
Net increase (decrease) in shares
  outstanding                                        (58,439)           243,630
                                                   =========          =========

(a) Commenced operations on March 1, 2002.

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                        IDEX Transamerica Money Market 4

IDEX Transamerica Money Market

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                            For a share of beneficial interest outstanding throughout each period
                       -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                         Distributions
                                    ------------------------------------------   -------------------------------------
                        Net Asset                                                                                        Net Asset
            For the       Value,         Net         Net Realized                 From Net    From Net                     Value,
            Period      Beginning     Investment    and Unrealized      Total    Investment   Realized       Total          End
         Ended (c)(f)   of Period   Income (Loss)     Gain (Loss)    Operations    Income       Gains    Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Class A   10/31/2003      $ 1.00        $ 0.004           $ -         $ 0.004     $ (0.004)      $ -        $ (0.004)      $ 1.00
          10/31/2002        1.00          0.008             -           0.008       (0.008)        -          (0.008)        1.00
----------------------------------------------------------------------------------------------------------------------------------
Class B   10/31/2003        1.00          0.001             -           0.001       (0.001)        -          (0.001)        1.00
          10/31/2002        1.00              -             -               -            -         -               -         1.00
----------------------------------------------------------------------------------------------------------------------------------
Class C   10/31/2003        1.00          0.001             -           0.001       (0.001)        -          (0.001)        1.00
          10/31/2002        1.00              -             -               -            -         -               -         1.00
----------------------------------------------------------------------------------------------------------------------------------
Class L   10/31/2003        1.00          0.002             -           0.002       (0.002)        -          (0.002)        1.00
----------------------------------------------------------------------------------------------------------------------------------
Class M   10/31/2003        1.00          0.001             -           0.001       (0.001)        -          (0.001)        1.00
          10/31/2002        1.00              -             -               -            -         -               -         1.00
----------------------------------------------------------------------------------------------------------------------------------

                                                        Ratios/Supplemental Data
                                        ---------------------------------------------------------
                                                           Ratio of Expenses
                                         Net Assets,           to Average          Net Investment
             For the                        End of           Net Assets (a)        Income (Loss)
             Period          Total          Period      -----------------------      to Average
            Ended (f)     Return (b)       (000's)       Net (d)     Total (e)     Net Assets (a)
--------------------------------------------------------------------------------------------------
Class A   10/31/2003          0.39%       $ 109,794        0.83%        1.22%           0.42%
          10/31/2002          0.56          131,949        0.83         1.36            0.93
--------------------------------------------------------------------------------------------------
Class B   10/31/2003          0.12           54,324        1.16         1.55            0.08
          10/31/2002          0.28           81,683        1.48         2.01            0.28
--------------------------------------------------------------------------------------------------
Class C   10/31/2003          0.12           12,673        1.17         1.56            0.08
          10/31/2002          0.28           20,139        1.48         2.01            0.28
--------------------------------------------------------------------------------------------------
Class L   10/31/2003          0.12            3,542        1.04         1.43            0.21
--------------------------------------------------------------------------------------------------
Class M   10/31/2003          0.12            4,863        1.15         1.55            0.09
          10/31/2002          0.30            9,862        1.38         1.91            0.38
--------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(c) Per share information is calculated based on average number of shares outstanding.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) IDEX Transamerica Money Market ("the Fund") commenced operations on March 1, 2002. The inception date for the Fund's offering of share Class L was November 11, 2002.

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003
                        IDEX Transamerica Money Market 5

IDEX Transamerica Money Market

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At October 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

IDEX Mutual Funds is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX Transamerica Money Market ("the Fund"), part of IDEX Mutual Funds, began operations on March 1, 2002.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers five classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. Effective November 11, 2002, Class C and M shares were closed to new investors. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: As permitted under Rule 2a-7 of the 1940 Act, the securities held by the Fund are valued on the basis of amortized cost, which approximates market value. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2003, was paying an interest rate of 0.75%.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are declared daily and paid monthly and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/ principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

  0.40% of ANA

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

  0.48% Expense Limit

If total fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.


                              Advisory Fee       Available for
                                 Waived        Recapture Through
                            --------------   ------------------
Fiscal Year 2003                  $ 869           10/31/2006
Fiscal Year 2002                    543           10/31/2005


Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The 12b-1 fee for the Fund is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Class A                                    0.35%
  Class B                                    1.00%
  Class C                                    1.00%
  Class L                                    1.00%
  Class M                                    0.90%

IDEX Mutual Funds                                             Annual Report 2003

                        IDEX Transamerica Money Market 6

IDEX Transamerica Money Market

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

In order to maintain a positive yield to shareholders, the Fund has waived a portion of the 12b-1 fees for all classes except Class A. The amount waived for the year ended October 31, 2003, was $311. These waivers are not subject to the expense recapture agreement. The waivers reduced the ratio of net expenses to average net assets by 0.32% for Class B, 0.31% for Class C, 0.44% for Class L and 0.23% for Class M.

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, L, M and certain A share redemptions. For the year ended October 31, 2003, the underwriter commissions were as follows:

     Received by Underwriter                           $  22
     Retained by Underwriter                              (3)
     Contingent Sales Charges                            943

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Transfer agent fees: The Fund incurs ATIS annual per-account charges (not in thousands) of $20.00 for each open shareholder account and $1.63 for each closed account maintained, and certain out of pocket expenses.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any IDEX Fund. At October 31, 2003, the value of invested plan amounts was $6. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, excise taxes, distribution and service fee expenses.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Shares of beneficial interest, unlimited
       shares authorized                               $  (3)
     Undistributed net investment income (loss)            3

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets primarily due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                                 $ 662
       Long-term capital gains                             -
     2003 Distributions paid from:
       Ordinary income                                 $ 595
       Long-term capital gains                             -

The tax basis components of distributable earnings as of October 31, 2003, are as follows:

     Undistributed Ordinary Income                      $ 88
                                                        ====
     Undistributed Long-term Capital Gains              $  -
                                                        ====
     Capital Loss Carryforward                          $  -
                                                        ====
     Net Unrealized Appreciation (Depreciation)         $  -
                                                        ====

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2003, are as follows:

     Federal Tax Cost Basis                        $ 185,579
                                                   =========
     Unrealized Appreciation                       $       -
     Unrealized (Depreciation)                             -
                                                   ---------
     Net Unrealized Appreciation (Depreciation)    $       -
                                                   =========

IDEX Mutual Funds                                             Annual Report 2003

                        IDEX Transamerica Money Market 7

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Trustees and Shareholders of IDEX Transamerica Money Market

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of IDEX Transamerica Money Market (the "Fund") (one of the portfolios constituting the IDEX Mutual Funds) at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
December 18, 2003


IDEX Mutual Funds                                             Annual Report 2003

                        IDEX Transamerica Money Market 8

IDEX Transamerica Value Balanced

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

The twelve months ended October 31, 2003, were a positive, if uneven period for U.S. securities markets. On the equity side, stocks staged short-lived rallies and retreats before turning decidedly negative in January, when it became increasingly obvious that the U.S. would go to war with Iraq. That, combined with conflicting economic data, put a damper on investor expectations. Once military operations began in March, investors anticipated a more robust economy, and the stock market began a long advance that brought the Russell 1000 Value Index to a 12-month total return of 22.87%. The market favored economically sensitive sectors; various equipment manufacturing and technology- or Internet-related sectors posted the largest gains.

Fixed-income markets performed exceptionally well in the first half of the period and lagged in the second half, in response to economic data suggesting that interest rates may rise.

PERFORMANCE

For the year ended October 31, 2003, IDEX Transamerica Value Balanced returned 21.04%. By comparison its primary benchmark, the Lehman Brothers Intermediate U.S. Government/Credit Index, returned 5.43% and its secondary benchmark, the Russell 1000 Value Index, returned 22.87%.

STRATEGY REVIEW

Throughout the period, we maintained a neutral asset allocation of approximately 60% equities and 40% bonds. Within the equity portfolio, we weighted our investments toward noncyclical industries. Given this, we should have underperformed the equity market. Instead, our patience with temporarily undervalued companies that have strong franchises, decent balance sheets, and above-average dividend yields paid off handsomely. FleetBoston Financial Corporation, a core financial holding, rebounded once investors realized that its foreign loan portfolio would not be decimated by Latin America's economic malaise. Shares of another bank holding, Washington Mutual, Inc., increased sharply, reflecting the company's well-executed retail-oriented business plan. Likewise, our perseverance with telecommunications company Sprint Corporation (FON Group) ("Sprint") was rewarded. Sprint was punished by the misdeed of others and has at times been our worst-performing stock. We are committed to it nonetheless. At the heart of an increasingly important industry, Sprint is making good choices to "right the ship" and paying an attractive dividend in the process.

Unfortunately, our patience with pharmaceuticals Schering-Plough Corporation and Merck & Co., Inc. has not as yet proven productive. In hindsight, we may have purchased these too early, but we remain convinced that they are capable of successfully bringing new products to market. We will give them more time.

The portfolio's fixed-income component maintained a slightly above-average duration in the first half of the period, when interest rates were declining and bond prices rising. During the latter six months, we moved to a below-average duration, positioning the portfolio for economic growth and the higher interest rates that may follow. Throughout the period, we overweighted corporate bonds and, within that sector, emphasized industries with improving credit profiles and superior potential for capital appreciation (e.g., media, utilities and telecommunications). This approach worked well; corporate bonds outperformed Treasuries, and our chosen industries outpaced the corporate sector in general. Of late, we have taken profits in telecommunications and made new investments in paper, forest products, metals and mining companies.

/s/ John C. Riazzi
John C. Riazzi

/s/ Gary U. Rolle
Gary U. Rolle
Co-Fund Managers
Transamerica Investment Management, LLC


IDEX Mutual Funds                                             Annual Report 2003
                       IDEX Transamerica Value Balanced 1

IDEX Transamerica Value Balanced

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

[The following data was represented as a line chart in the printed material.]

Growth of $10,000
Inception of 10/31/95 through 10/31/03
Investment less sales charges - $9,452

   DATE             Class A            LBIGC           Russell 1000 Value
------------      -----------       ----------        --------------------
 10/1/1995           9,452             10,000               10,000
12/31/1995           9,811             10,352               10,664
 3/31/1996          10,190             10,265               11,267
 6/30/1996          10,227             10,330               11,461
 9/30/1996          10,441             10,513               11,795
12/31/1996          11,046             10,771               12,971
 3/31/1997          11,026             10,758               13,304
 6/30/1997          11,999             11,075               15,265
 9/30/1997          12,860             11,375               16,785
12/31/1997          12,909             11,618               17,535
 3/31/1998          13,899             11,799               19,579
 6/30/1998          13,724             12,021               19,667
 9/30/1998          12,856             12,561               17,389
12/31/1998          13,764             12,598               20,276
 3/31/1999          13,521             12,574               20,566
 6/30/1999          13,880             12,525               22,886
 9/30/1999          12,718             12,640               20,644
12/31/1999          12,796             12,647               21,766
 3/31/2000          13,197             12,837               21,869
 6/30/2000          12,940             13,054               20,845
 9/30/2000          13,896             13,430               22,484
12/31/2000          14,799             13,926               23,292
 3/31/2001          14,867             14,398               21,929
 6/30/2001          15,454             14,495               22,999
 9/30/2001          14,246             15,162               20,480
12/31/2001          15,048             15,175               21,990
 3/31/2002          14,833             15,141               22,890
 6/30/2002          13,358             15,679               20,940
 9/30/2002          11,585             16,390               17,009
12/31/2002          12,907             16,667               18,577
 3/31/2003          12,631             16,918               17,673
 6/30/2003          14,261             17,379               20,726
 9/30/2003          14,389             17,375               21,154
10/31/2003          15,097             17,211               22,447

Average Annual Total Return for Periods Ended 10/31/03
--------------------------------------------------------------------------------

                                                             From      Inception
                                  1 year      5 years     Inception      Date
--------------------------------------------------------------------------------
Class A (NAV)                      21.04%       1.98%        5.96%       10/1/95
Class A (POP)                      14.38%       0.83%        5.22%       10/1/95
Russell 1000 Value(1)              22.87%       3.68%       10.52%       10/1/95
LBIGC(1)                            5.43%       6.52%        6.94%       10/1/95
--------------------------------------------------------------------------------
Class B (NAV)                      19.98%       1.30%        5.27%       10/1/95
Class B (POP)                      14.98%       1.11%        5.27%       10/1/95
--------------------------------------------------------------------------------
Class C (NAV)                      19.98%          -         2.76%       11/1/99
--------------------------------------------------------------------------------
Class L (NAV)                          -           -        19.73%      11/11/02
Class L (POP)                          -           -        17.73%      11/11/02
--------------------------------------------------------------------------------
Class M (NAV)                      20.20%       1.41%        5.38%       10/1/95
Class M (POP)                      17.99%       1.21%        5.25%       10/1/95
--------------------------------------------------------------------------------

NOTES

(1) The Russell 1000 Value (Russell 1000) Index and Lehman Brothers Intermediate U.S. Government/Credit (LBIGC) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares, (2% in the 1st year and 1% in the 2nd year) for Class L shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Class C and M shares are not available to new investors.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.


IDEX Mutual Funds                                             Annual Report 2003

                       IDEX Transamerica Value Balanced 2

IDEX Transamerica Value Balanced

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts except share amounts in thousands)

                                                      Principal             Value
----------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS (6.4%)
  U.S. Treasury Bond (d)
    3.63%, due 03/31/2004                          $    1,250            $  1,263
    5.38%, due 02/15/2031 (b)                             595                 615
  U.S. Treasury Note (b)(d)
    3.63%, due 05/15/2013                                 255                 244
                                                                         --------
Total U.S. Government Obligations (cost: $2,137)                            2,122
                                                                         --------
U.S. GOVERNMENT AGENCY OBLIGATIONS (8.7%)
  Fannie Mae-Conventional Pool
    5.00%, due 05/01/2018                                 221                 225
    5.00%, due 06/01/2018                                 219                 222
    6.00%, due 11/01/2032                                 361                 370
    6.00%, due 01/01/2033                                  94                  96
    6.00%, due 02/01/2033                                 190                 195
    6.00%, due 05/01/2033                                 361                 371
  Fannie Mae-Gold Pool
    5.00%, due 04/01/2018                                 391                 397
  Freddie Mac-Gold Pool
    7.00%, due 10/01/2028                                 230                 242
    6.50%, due 04/01/2029                                 232                 242
    6.00%, due 09/01/2033                                 247                 253
  Ginnie Mae-FHA/VA Pool
    6.50%, due 10/15/2027                                 260                 273
                                                                         --------
Total U.S. Government Agency Obligations (cost: $2,887)                     2,886
                                                                         --------
CORPORATE DEBT SECURITIES (14.7%)
Amusement & Recreation Services (0.8%)
  Disney (Walt) Company (The)
    4.88%, due 07/02/2004                                 250                 255
Beverages (0.1%)
  Cia Brasileira de Bebidas-144A
    8.75%, due 09/15/2013                                  25                  26
Business Credit Institutions (1.7%)
  Deere (John) Capital Corporation
    3.90%, due 01/15/2008                                 250                 253
  eircom Funding-144A (b)
    8.25%, due 08/15/2013                                  50                  54
  Ford Motor Credit Company
    6.70%, due 07/16/2004                                 250                 257
Chemicals & Allied Products (0.9%)
  Dow Chemical Company (The)
    5.25%, due 05/14/2004                                 250                 254
  Nalco Company-144A
    7.75%, due 11/15/2011                                  50                  52
Commercial Banks (1.9%)
  Abbey National PLC (h)
    7.35%, due 10/29/2049                                 250                 277
  CS First Boston-144A (g)
    7.90%, due 05/01/2007                                 125                 140

                                                      Principal             Value
----------------------------------------------------------------------------------
Commercial Banks (continued)
  Korea Development Bank (The)
    5.50%, due 11/13/2012                           $     250            $    257
Communication (0.8%)
  Echostar DBS Corporation-144A
    5.75%, due 10/01/2008                                  75                  75
  Liberty Media Corporation
    5.70%, due 05/15/2013                                 200                 196
Computer & Office Equipment (0.8%)
  Hewlett-Packard Company
    5.50%, due 07/01/2007                                 250                 269
Electric Services (0.4%)
  TXU Energy Company LLC-144A
    7.00%, due 03/15/2013                                 125                 137
Electric, Gas & Sanitary Services (0.2%)
  PG&E Corporation-144A
    6.88%, due 07/15/2008                                  50                  53
Health Services (0.3%)
  HCA Inc.
    7.13%, due 06/01/2006                                 100                 107
Holding & Other Investment Offices (0.9%)
  EOP Operating Limited Partnership
    8.38%, due 03/15/2006                                 250                 281
Hotels & Other Lodging Places (0.2%)
  Park Place Entertainment Corporation
    7.00%, due 04/15/2013                                  75                  78
Insurance (0.8%)
  St. Paul Companies, Inc. (The)
    5.75%, due 03/15/2007                                 250                 267
Insurance Agents, Brokers & Service (0.4%)
  Hartford Financial Services Group, Inc.
    (The)-144A
    4.63%, due 07/15/2013                                 125                 119
Metal Mining (0.4%)
  Placer Dome, Inc.-144A
    6.45%, due 10/15/2035                                 140                 141
Motion Pictures (1.1%)
  News Corporation Limited (The)
    7.75%, due 12/01/2045                                 175                 201
  Time Warner Inc.
    9.13%, due 01/15/2013                                 125                 156
Paperboard Containers & Boxes (0.2%)
  Norampac Inc.-144A
    6.75%, due 06/01/2013                                  50                  52


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                       IDEX Transamerica Value Balanced 3

IDEX Transamerica Value Balanced

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                            Principal       Value
-------------------------------------------------------------------
Personal Credit Institutions (0.8%)
  Capital One Bank
    6.88%, due 02/01/2006                  $   125       $    136
  General Motors Acceptance Corporation
    6.75%, due 01/15/2006                      125            133
Primary Metal Industries (0.8%)
  Phelps Dodge Corporation
    8.75%, due 06/01/2011                      225            268
Radio & Television Broadcasting (0.2%)
  USA Interactive
    7.00%, due 01/15/2013                       50             55
Security & Commodity Brokers (0.4%)
  Goldman Sachs Group, Inc. (The)
    5.25%, due 10/15/2013                      125            125
Telecommunications (0.6%)
  Cincinnati Bell Inc.-144A
    8.38%, due 01/15/2014                       50             51
  Sprint Capital Corporation-144A
    8.75%, due 03/15/2032                      125            142
                                                         --------
Total Corporate Debt Securities (cost: $4,731)              4,867
                                                         --------

                                                        Shares            Value
--------------------------------------------------------------------------------
COMMON STOCKS (57.5%)
Air Transportation (1.0%)
  FedEx Corporation (d)                                  4,500          $   341
Amusement & Recreation Services (3.6%)
  Disney (Walt) Company (The) (d)                       52,200            1,182
Chemicals & Allied Products (1.8%)
  du Pont (E.I.) de Nemours and Company                 15,000              606
Commercial Banks (10.2%)
  Bank of America Corporation (d)                        5,400              409
  FleetBoston Financial Corporation (d)                 61,010            2,464
  Wachovia Corporation (d)                              11,000              505
Communication (2.3%)
  Cox Communications, Inc.-Class A (a)                  22,300              760
Computer & Data Processing Services (0.3%)
  Microsoft Corporation                                  4,000              105
Drug Stores & Proprietary Stores (0.2%)
  Medco Health Solutions, Inc. (a)                       2,170               72
Electronic & Other Electric Equipment (1.0%)
  Cooper Industries, Inc.-Class A                        6,000              317
Electronic Components & Accessories (2.8%)
  Intel Corporation (d)                                 28,000              925
Food & Kindred Products (2.2%)
  Altria Group, Inc. (b)                                12,000              558
  Sara Lee Corporation                                   8,300              165

                                                        Shares            Value
--------------------------------------------------------------------------------
Insurance (1.2%)
  St. Paul Companies, Inc. (The) (b)(d)                 10,000          $   381
Life Insurance (1.2%)
  John Hancock Financial Services, Inc. (b)(d)          11,000              389
Lumber & Wood Products (1.6%)
  Louisiana-Pacific Corporation (a)                     27,000              514
Motion Pictures (0.3%)
  Time Warner Inc. (a)                                   6,000               92
Oil & Gas Extraction (0.4%)
  Schlumberger Limited                                   3,000              141
Petroleum Refining (0.9%)
  ChevronTexaco Corporation                              2,000              149
  Exxon Mobil Corporation                                4,200              154
Pharmaceuticals (6.7%)
  Bristol-Myers Squibb Co.                              34,450              874
  Merck & Co., Inc. (d)                                 18,500              819
  Schering-Plough Corporation                           33,580              513
Savings Institutions (6.1%)
  Washington Mutual, Inc. (d)                           46,400            2,030
Security & Commodity Brokers (4.1%)
  Alliance Capital Management
    Holding L.P. (d)                                     2,800               94
  Jefferies Group, Inc. (d)                             10,000              310
  Raymond James Financial, Inc. (d)                     11,000              449
  T. Rowe Price Group, Inc. (b)(d)                      12,000              494
Telecommunications (6.0%)
  ALLTEL Corporation                                     8,000              378
  Sprint Corporation (FON Group)                        91,100            1,458
  Verizon Communications, Inc.                           4,000              134
U.S. Government Agencies (3.6%)
  Fannie Mae                                            16,500            1,183
                                                                       --------
Total Common Stocks (cost: $17,980)                                      18,965
                                                                       --------
                                                       Principal          Value
--------------------------------------------------------------------------------
SECURITY LENDING COLLATERAL (8.4%)
Debt (7.4%)
Bank Notes (0.9%)
  Canadian Imperial Bank of Commerce
    1.12%, due 11/04/2003                                $ 120          $   120
  Fleet National Bank
    1.06%, due 01/21/2004                                  169              169
Euro Dollar Terms (4.2%)
  Bank of Montreal
    1.03%, due 11/13/2003                                   96               96
    1.04%, due 11/14/2003                                   85               85
  Bank of Nova Scotia (The)
    1.06%, due 11/12/2003                                   48               48


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                      IDEX Transamerica Value Balanced 4

IDEX Transamerica Value Balanced

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                         Principal       Value
--------------------------------------------------------------------------------
Euro Dollar Terms (continued)
  Bank of Scotland
    1.04%, due 11/14/2003                               $   96         $     96
  Citigroup Inc.
    1.08%, due 01/05/2004                                  145              145
  Credit Agricole Indosuez
    1.08%, due 01/06/2004                                  106              106
  Den Danske Bank
    1.04%, due 11/10/2003                                   48               48
    1.08%, due 01/20/2004                                  145              145
  Royal Bank of Canada
    1.04%, due 11/24/2003                                  120              120
    1.06%, due 12/08/2003                                   48               48
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/15/2004                                  145              145
  SouthTrust Bank
    1.08%, due 01/16/2004                                  145              145
  Wells Fargo & Company
    1.04%, due 11/20/2003                                  145              145
Promissory Notes (0.5%)
  Goldman Sachs Group, Inc. (The)
    1.15%, due 11/03/2003                                  169              169
Repurchase Agreements (1.8%) (c)
  Goldman Sachs Group, Inc. (The)
    1.10% Repurchase Agreement
    dated 10/31/2003 to be repurchased
    at $48 on 11/03/2003                                    48               48
  Merrill Lynch & Co., Inc.
    1.10% Repurchase Agreement
    dated 10/31/2003 to be repurchased
    at $553 on 11/03/2003                                  553              553

                                                        Shares          Value
--------------------------------------------------------------------------------
Investment Companies (1.0%)
Money Market Funds (1.0%)
  Merrimac Cash Series Fund-
    Premium Class
    1-day yield of 0.97%                               337,229          $   337
                                                                       --------
Total Security Lending Collateral (cost: $2,768)                          2,768
                                                                       --------
Total Investment Securities (cost: $30,503)                            $ 31,608
                                                                       ========

                                                     Contracts (f)        Value
--------------------------------------------------------------------------------
WRITTEN OPTIONS (-1.9%)
Covered Call Options (-0.7%)
  Alliance Capital Management Holding L.P.
    Call Strike $40.00,
    Expires 04/17/2004                                      28          $     (1)
  Bank of America Corporation
    Call Strike $75.00,
    Expires 11/22/2003                                      15                (2)

                                                     Contracts (f)         Value
--------------------------------------------------------------------------------
Covered Call Options (continued)
  Disney (Walt) Company (The)
    Call Strike $25.00,
    Expires 01/17/2004                                      72          $     (2)
  FedEx Corporation
    Call Strike $60.00,
    Expires 01/17/2004                                      35               (55)
  FleetBoston Financial Corporation
    Call Strike $45.00,
    Expires 01/22/2005                                     610              (107)
  Intel Corporation
    Call Strike $30.00,
    Expires 01/17/2004                                      50               (19)
  Jefferies Group, Inc.
    Call Strike $35.00,
    Expires 04/17/2004                                      50                (6)
  John Hancock Financial Services, Inc.
    Call Strike $40.00,
    Expires 01/17/2004                                      50                (1)
  Merck & Co., Inc.
    Call Strike $75.00,
    Expires 01/17/2004                                      50                (e)
  Raymond James Financial, Inc.
    Call Strike $40.00,
    Expires 02/21/2004                                      10                (3)
  Raymond James Financial, Inc.
    Call Strike $40.00,
    Expires 05/22/2004                                      10                (4)
  St. Paul Companies, Inc. (The)
    Call Strike $40.00,
    Expires 04/17/2004                                      20                (3)
  T. Rowe Price Group, Inc.
    Call Strike $40.00,
    Expires 01/17/2004                                      40               (11)
  Wachovia Corporation
    Call Strike $45.00,
    Expires 01/17/2004                                      30                (6)
  Washington Mutual, Inc.
    Call Strike $45.00,
    Expires 01/17/2004                                     100               (12)
Put Options (-1.2%)
  ALLTEL Corporation
    Put Strike $40.00,
    Expires 01/17/2004                                     100                (3)
  Altria Group, Inc.
    Put Strike $30.00,
    Expires 01/22/2005.                                    100               (15)
  Altria Group, Inc.
    Put Strike $40.00,
    Expires 03/20/2004                                      25                (3)


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                       IDEX Transamerica Value Balanced 5

IDEX Transamerica Value Balanced

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                      Contracts (f)         Value
--------------------------------------------------------------------------------
Put Options (continued)
  Bank of America Corporation
    Put Strike $65.00,
    Expires 05/22/2004                                     130          $    (16)
  Bank of America Corporation
    Put Strike $65.00,
    Expires 01/22/2005                                      20                (7)
  ChevronTexaco Corporation
    Put Strike $60.00,
    Expires 01/22/2005                                      20                (4)
  Disney (Walt) Company (The)
    Put Strike $15.00,
    Expires 01/17/2004                                     150                (1)
  Dominion Resources, Inc.
    Put Strike $50.00,
    Expires 01/22/2005                                      80               (14)
  du Pont (E.I.) de Nemours and Company
    Put Strike $35.00,
    Expires 01/22/2005                                      20                (5)
  Duke Energy Corporation
    Put Strike $12.50,
    Expires 01/17/2004                                     250                (3)
  Duke Energy Corporation
    Put Strike $15.00,
    Expires 01/21/2006                                      20                (4)
  Exxon Mobil Corporation
    Put Strike $35.00,
    Expires 04/17/2004                                      40                (5)
  Fannie Mae
    Put Strike $70.00,
    Expires 01/17/2004                                      50               (15)
  Fannie Mae
    Put Strike $60.00,
    Expires 01/22/2005                                      35               (15)
  FleetBoston Financial Corporation
    Put Strike $20.00,
    Expires 01/17/2004                                     120                (1)
  Heinz (H.J.) Company
    Put Strike $40.00,
    Expires 01/17/2004                                     120               (17)
  Kimberly-Clark Corporation
    Put Strike $45.00,
    Expires 01/22/2005                                      90               (15)
  Merck & Co., Inc.
    Put Strike $40.00,
    Expires 04/17/2004                                      30                (4)
  Merck & Co., Inc.
    Put Strike $45.00,
    Expires 04/17/2004                                      70               (24)

                                                       Contracts (f)      Value
--------------------------------------------------------------------------------
Put Options (continued)
  Microsoft Corporation
    Put Strike $15.00,
    Expires 01/22/2005                                     100          $     (2)
  Microsoft Corporation
    Put Strike $22.50,
    Expires 01/17/2004                                     200                (5)
  Microsoft Corporation
    Put Strike $25.00,
    Expires 04/17/2004                                     110               (14)
  Plum Creek Timber Company, Inc.
    Put Strike $22.50,
    Expires 05/22/2004                                     200               (11)
  Sara Lee Corporation
    Put Strike $15.00,
    Expires 01/22/2005                                     140                (8)
  Schering-Plough Corporation
    Put Strike $20.00,
    Expires 01/17/2004                                     100               (48)
  Schlumberger Limited
    Put Strike $40.00,
    Expires 01/17/2004                                      89                (4)
  Schlumberger Limited
    Put Strike $45.00,
    Expires 02/21/2004                                     100               (20)
  Sprint Corporation (FON Group)
    Put Strike $15.00,
    Expires 01/17/2004                                     170               (10)
  Time Warner Inc.
    Put Strike $10.00,
    Expires 01/17/2004                                     200                (1)
  Time Warner Inc.
    Put Strike $12.50,
    Expires 01/22/2005                                     100                (9)
  Time Warner Inc.
    Put Strike $14.00,
    Expires 04/17/2004                                     100                (7)
  Time Warner Inc.
    Put Strike $7.50,
    Expires 01/17/2004                                     280                (1)
  Union Pacific Corporation
    Put Strike $60.00,
    Expires 02/21/2004                                      87               (13)
  Verizon Communications, Inc.
    Put Strike $40.00,
    Expires 01/17/2004                                     100               (68)
  Wilmington Trust Corporation
    Put Strike $30.00,
    Expires 05/22/2004                                     180               (10)
                                                                      ----------
Total Written Options (premium: $886)                                   $   (634)
                                                                      ==========

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                       IDEX Transamerica Value Balanced 6

IDEX Transamerica Value Balanced

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                               Value
-----------------------------------------------------------------------
SUMMARY:
  Investments, at value                          95.7 %      $ 31,608
  Written options                                (1.9)%          (634)
  Other assets in excess of liabilities           6.2 %         2,044
                                              ---------      --------
  Net assets                                    100.0 %      $ 33,018
                                              =========      ========

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.

(b)  At October 31, 2003, all or a portion of this security is on loan (see Note
     1). The value at October 31, 2003, of all securities on loan is $2,690.

(c) Cash collateral for the Repurchase Agreements, valued at $614, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00% - 10.18% and 06/01/2004 - 12/31/2049, respectively.

(d) At October 31, 2003, all or a portion of this security is segregated with the custodian to cover margin requirements for open option contracts. The value of all securities segregated at October 31, 2003, is $11,711. In addition, cash in the amount of $2,849 was segregated at October 31, 2003.

(e)  Value is less than $1.

(f)  Contract Amounts are not in thousands.

(g) Securities are stepbonds. CS First Boston-144A has a coupon rate of 7.90% until 05/01/2007, thereafter the coupon rate will reset every 5 years at the 5-year current month treasury rate + 200BP if not called.

(h) Securities are stepbonds. Abbey National PLC has a coupon rate of 7.35% until 10/25/2006, thereafter, the coupon rate will reset every 5 years at the 5-year current month treasury rate + 178BP, if not called.

DEFINITIONS:

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                       IDEX Transamerica Value Balanced 7

IDEX Transamerica Value Balanced

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $30,503)
     (including $2,690 of securities loaned)                    $ 31,608
  Cash                                                             4,898
  Receivables:
     Shares of beneficial interest sold                              132
     Interest                                                        110
     Dividends                                                        41
  Due from investment adviser                                         11
  Other                                                                8
                                                                --------
                                                                  36,808
                                                                --------
Liabilities:
  Investment securities purchased                                    244
  Accounts payable and accrued liabilities:
     Shares of beneficial interest redeemed                           62
     Distribution fees                                                20
     Transfer agent fees                                              23
  Payable for securities on loan                                   2,768
  Written options (premium: $886)                                    634
  Other                                                               39
                                                                --------
                                                                   3,790
                                                                --------
Net Assets                                                      $ 33,018
                                                                ========
Net Assets Consist of:
  Shares of beneficial interest, unlimited shares authorized    $ 36,515
  Undistributed net investment income (loss)                          16
  Accumulated net realized gain (loss) from investment
     securities and option contracts                              (4,869)
  Net unrealized appreciation (depreciation) on:
     Investment securities                                         1,104
     Written option contracts                                        252
                                                                --------
Net Assets                                                      $ 33,018
                                                                ========
Shares Outstanding:
  Class A                                                          1,030
  Class B                                                          1,199
  Class C                                                            318
  Class L                                                             46
  Class M                                                            285
Net Asset Value Per Share:
  Class A                                                       $  11.49
  Class B                                                          11.46
  Class C                                                          11.46
  Class L                                                          11.46
  Class M                                                          11.47
Maximum Offering Price Per Share (a):
  Class A                                                       $  12.16
  Class M                                                          11.59


(a) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, and L shares represents offering price. The redemption price for Classes B, L, and M shares equals net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the year ended October 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                                       $   471
  Dividends                                                          508
  Income from loaned securities-net                                    5
                                                                 -------
                                                                     984
                                                                 -------
Expenses:
  Management and advisory fees                                       223
  Transfer agent fees                                                152
  Printing and shareholder reports                                    22
  Custody fees                                                        19
  Administration fees                                                 39
  Legal fees                                                           2
  Auditing and accounting fees                                        20
  Trustees fees                                                        2
  Registration fees                                                   71
  Other                                                                3
  Distribution and service fees:
     Class A                                                          38
     Class B                                                         120
     Class C                                                          36
     Class L                                                           2
     Class M                                                          28
                                                                 -------
  Total expenses                                                     777
  Less:
     Advisory fee waiver                                            (195)
                                                                 -------
  Net expenses                                                       582
                                                                 -------
Net Investment Income (Loss)                                         402
                                                                 -------
Net Realized Gain (Loss) from:
  Investment securities                                             (146)
  Written option contracts                                           326
                                                                 -------
                                                                     180
                                                                 -------
Net Increase (Decrease) Unrealized Appreciation
  (Depreciation) on:
  Investment securities                                            4,286
  Written option contracts                                           682
                                                                 -------
                                                                   4,968
                                                                 -------
Net Gain (Loss) on Investment Securities and Written
  Option Contracts                                                 5,148
                                                                 -------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                                     $ 5,550
                                                                 =======

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                       IDEX Transamerica Value Balanced 8

IDEX Transamerica Value Balanced

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                                      October 31,     October 31,
                                                          2003           2002
                                                      -----------    ------------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                        $    402        $    408
  Net realized gain (loss) from investment
     securities and written option
     contracts                                             180          (5,021)
  Net unrealized appreciation
     (depreciation) on investment
     securities and written option
     contracts                                           4,968          (1,005)
                                                      --------       ---------
                                                         5,550          (5,618)
                                                      --------       ---------
Distributions to Shareholders:
  From net investment income:
     Class A                                              (220)           (192)
     Class B                                              (167)           (118)
     Class C                                               (52)            (37)
     Class L                                                (1)              -
     Class M                                               (46)            (35)
                                                      ---------      ---------
                                                          (486)           (382)
                                                      ---------      ---------
  From net realized gains:
     Class A                                                 -            (425)
     Class B                                                 -            (495)
     Class C                                                 -            (123)
     Class L                                                 -               -
     Class M                                                 -            (147)
                                                      ---------      ---------
                                                             -          (1,190)
                                                      ---------      ---------
Capital Share Transactions:
  Proceeds from shares sold:
     Class A                                             3,070           3,760
     Class B                                             3,185           3,507
     Class C                                               582           3,421
     Class L                                               500               -
     Class M                                               679             462
                                                      ---------      ---------
                                                         8,016          11,150
                                                      ---------      ---------
  Dividends and distributions reinvested:
     Class A                                               210             592
     Class B                                               161             599
     Class C                                                51             155
     Class L                                                 1               -
     Class M                                                46             177
                                                      ---------      ---------
                                                           469           1,523
                                                      ---------      ---------
   Cost of shares redeemed:
     Class A                                            (4,327)         (4,700)
     Class B                                            (3,669)         (5,294)
     Class C                                            (1,592)         (2,194)
     Class L                                               (15)              -
     Class M                                            (1,035)         (1,733)
                                                      ---------      ---------
                                                       (10,638)        (13,921)
                                                      ---------      ---------
                                                        (2,153)         (1,248)
                                                      ---------      ---------
Net increase (decrease) in net assets                    2,911          (8,438)
                                                      ---------      ---------
Net Assets:
  Beginning of year                                     30,107          38,545
                                                      ---------      ---------
  End of year                                         $ 33,018       $  30,107
                                                      =========      =========
Undistributed Net Investment Income (Loss)            $     16       $      71
                                                      =========      =========

                                                   October 31,     October 31,
                                                       2003           2002
                                                   -----------    ------------
Share Activity:
  Shares issued:
     Class A                                              289             339
     Class B                                              298             311
     Class C                                               56             302
     Class L                                               48               -
     Class M                                               65              42
                                                      -------         -------
                                                          756             994
                                                      -------         -------
  Shares issued-reinvested from distributions:
     Class A                                               21              52
     Class B                                               16              52
     Class C                                                5              14
     Class L                                                -               -
     Class M                                                5              15
                                                      -------         -------
                                                           47             133
                                                      -------         -------
  Shares redeemed:
     Class A                                             (417)           (444)
     Class B                                             (358)           (508)
     Class C                                             (156)           (213)
     Class L                                               (2)              -
     Class M                                             (100)           (159)
                                                      -------         -------
                                                       (1,033)         (1,324)
                                                      -------         -------
Net increase (decrease) in shares
  outstanding                                            (230)           (197)
                                                      =======         =======

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                       IDEX Transamerica Value Balanced 9

IDEX Transamerica Value Balanced

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                           For a share of beneficial interest outstanding throughout each period
                       ------------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------  ----------------------------------
                        Net Asset
            For the       Value,         Net         Net Realized                                                        Net Asset
            Period      Beginning     Investment    and Unrealized      Total     From Net    From Net                     Value,
         Ended (d)(g)   of Period   Income (Loss)     Gain (Loss)    Operations  Investment   Realized       Total           End
-----------------------------------------------------------------------------------------------------------------------------------
Class A   10/31/2003     $  9.69       $  0.18         $  1.83        $  2.01     $ (0.21)     $    -      $ (0.21)       $ 11.49
          10/31/2002       11.67          0.18           (1.65)         (1.47)      (0.16)      (0.35)       (0.51)          9.69
          10/31/2001       12.75          0.26           (0.51)         (0.25)      (0.26)      (0.57)       (0.83)         11.67
          10/31/2000       11.79          0.30            1.01           1.31       (0.35)          -        (0.35)         12.75
          10/31/1999       13.14          0.27           (0.73)         (0.46)      (0.24)      (0.65)       (0.89)         11.79
-----------------------------------------------------------------------------------------------------------------------------------
Class B   10/31/2003        9.69          0.11            1.80           1.91       (0.14)          -        (0.14)         11.46
          10/31/2002       11.66          0.11           (1.65)         (1.54)      (0.08)      (0.35)       (0.43)          9.69
          10/31/2001       12.74          0.18           (0.50)         (0.32)      (0.19)      (0.57)       (0.76)         11.66
          10/31/2000       11.78          0.23            1.01           1.24       (0.28)          -        (0.28)         12.74
          10/31/1999       13.13          0.19           (0.73)         (0.54)      (0.16)      (0.65)       (0.81)         11.78
-----------------------------------------------------------------------------------------------------------------------------------
Class C   10/31/2003        9.69          0.11            1.80           1.91       (0.14)          -        (0.14)         11.46
          10/31/2002       11.66          0.12           (1.66)         (1.54)      (0.08)      (0.35)       (0.43)          9.69
          10/31/2001       12.74          0.17           (0.49)         (0.32)      (0.19)      (0.57)       (0.76)         11.66
          10/31/2000       11.78          0.23            1.01           1.24       (0.28)          -        (0.28)         12.74
-----------------------------------------------------------------------------------------------------------------------------------
Class L   10/31/2003        9.71          0.12            1.77           1.89       (0.14)          -        (0.14)         11.46
-----------------------------------------------------------------------------------------------------------------------------------
Class M   10/31/2003        9.69          0.12            1.81           1.93       (0.15)          -        (0.15)         11.47
          10/31/2002       11.66          0.11           (1.63)         (1.52)      (0.10)      (0.35)       (0.45)          9.69
          10/31/2001       12.74          0.19           (0.50)         (0.31)      (0.20)      (0.57)       (0.77)         11.66
          10/31/2000       11.78          0.24            1.01           1.25       (0.29)          -        (0.29)         12.74
          10/31/1999       13.13          0.20           (0.73)         (0.53)      (0.17)      (0.65)       (0.82)         11.78
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                        -----------------------------------------------------------------------
                                                           Ratio of Expenses
                                         Net Assets,           to Average          Net Investment
             For the                        End of           Net Assets (a)         Income (Loss)     Portfolio
             Period          Total          Period      -----------------------      to Average       Turnover
            Ended (g)     Return (c)       (000's)       Net (e)     Total (f)     Net Assets (a)     Rate (b)
----------------------------------------------------------------------------------------------------------------
Class A   10/31/2003         21.04%        $ 11,832        1.55%        2.20%            1.75%           50%
          10/31/2002        (13.20)          11,020        1.55         1.89             1.56            82
          10/31/2001         (2.13)          13,880        1.55         1.95             2.04            50
          10/31/2000         11.43            9,850        1.55         2.02             2.50            28
          10/31/1999         (3.74)          12,377        1.66         1.85             2.12            82
----------------------------------------------------------------------------------------------------------------
Class B   10/31/2003         19.98           13,744        2.20         2.85             1.10            50
          10/31/2002        (13.72)          12,038        2.20         2.54             0.91            82
          10/31/2001         (2.74)          16,180        2.20         2.60             1.39            50
          10/31/2000         10.76            9,193        2.20         2.67             1.85            28
          10/31/1999         (4.36)          12,171        2.31         2.50             1.47            82
----------------------------------------------------------------------------------------------------------------
Class C   10/31/2003         19.98            3,645        2.20         2.85             1.10            50
          10/31/2002        (13.72)           3,999        2.20         2.54             0.91            82
          10/31/2001        ( 2.74)           3,619        2.20         2.60             1.39            50
          10/31/2000         10.76              565        2.20         2.67             1.85            28
----------------------------------------------------------------------------------------------------------------
Class L   10/31/2003         19.73              530        2.20         2.86             1.10            50
----------------------------------------------------------------------------------------------------------------
Class M   10/31/2003         20.20            3,267        2.10         2.75             1.20            50
          10/31/2002        (13.64)           3,050        2.10         2.44             1.01            82
          10/31/2001         (2.65)           4,866        2.10         2.50             1.49            50
          10/31/2000         10.86            2,868        2.10         2.57             1.95            28
          10/31/1999         (4.26)           4,689        2.21         2.40             1.57            82
----------------------------------------------------------------------------------------------------------------

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                       IDEX Transamerica Value Balanced 10

IDEX Transamerica Value Balanced

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ended 10/31/2001, 10/31/2002, and 10/31/2003.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) The inception date for the Fund's offering of share classes C and L are as follows:
        Class C - November 1, 1999
        Class L - November 11, 2002

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                       IDEX Transamerica Value Balanced 11

IDEX Transamerica Value Balanced

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At October 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

IDEX Mutual Funds is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX Transamerica Value Balanced ("the Fund"), part of IDEX Mutual Funds, began operations on October 1, 1995.

In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers five classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. Effective November 11, 2002, Class C and M shares were closed to new investors. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Trustees and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2003, was paying an interest rate of 0.75%.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $2 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are included in Investment securities at value on the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

Income from securities lending is included in the Statement of Operations. The amounts of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

IDEX Mutual Funds                                             Annual Report 2003

                       IDEX Transamerica Value Balanced 12

IDEX Transamerica Value Balanced

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

Option contracts: The Fund may enter into options contracts to manage exposure to market fluctuations. Option contracts are valued at the average of the bid and ask ("Mean Quote") established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with options are imperfect correlation between the change in value of the securities held and the prices of the options contracts; the possibility of an illiquid market and inability of the counterparty to meet the contract terms. When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written.

The underlying face amounts of open option contracts at October 31, 2003, are listed in the Schedule of Investments.

Transactions in written call and put options were as follows:

                                  Premium      Contracts*
                        -----------------------------------
Balance at 10/31/2002             $ 635           2,785
Sales                             1,006           5,741
Closing Buys                       (240)         (1,080)
Expirations                        (301)         (1,580)
Exercised                          (214)           (970)
                                 -------         ------
Balance at 10/31/2003             $ 886           4,896
                                 =======         ======

*Contracts not in thousands

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Investment advisory fees: The fund pays management fees to ATFA based on average daily net assets ("ANA") at the following stated break points from November 1, 2002 to February 28, 2003:

     0.75% of the first $500 million of ANA
     0.65% of ANA over 500 million

     From March 1, 2003:

     0.75% of the first $500 million ANA
     0.65% of the next $500 million of ANA
     0.60% of ANA over $1 billion

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

     1.20% Expense Limit

If total fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The 12b-1 fee for the Fund is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:


      Class A                                0.35%
      Class B                                1.00%
      Class C                                1.00%
      Class L                                1.00%
      Class M                                0.90%

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, L, M and certain A share redemptions. For the year ended October 31, 2003, the underwriter commissions were as follows:

     Received by Underwriter                 $ 55
     Retained by Underwriter                    5
     Contingent Sales Charges                  29

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

IDEX Mutual Funds                                             Annual Report 2003

                       IDEX Transamerica Value Balanced 13

IDEX Transamerica Value Balanced

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

Transfer agent fees: The Fund incurs ATIS annual per-account charges (not in thousands) of $20.00 for each open shareholder account and $1.63 for each closed account maintained, and certain out of pocket expenses.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any IDEX Fund. At October 31, 2003, the value of invested plan amounts was $4. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2003, were as follows:


Purchases of securities:
  Long-Term excluding U.S. Government                       $ 8,389
  U.S. Government                                             5,561
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                        11,738
  U.S. Government                                             5,684


NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Shares of beneficial interest, unlimited
       shares authorized                                $    (1)
     Undistributed net investment income (loss)              29
     Accumulated net realized gain (loss) from
       investment securities and option contracts           (28)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets primarily due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                                      $ 751
       Long-term capital gains                                821
     2003 Distributions paid from:
       Ordinary income                                      $ 486
       Long-term capital gains                                  -

The tax basis components of distributable earnings as of October 31, 2003, are as follows:

     Undistributed Ordinary Income                        $     21
                                                          ========
     Undistributed Long-term Capital Gains                $      -
                                                          ========
     Capital Loss Carryforward                            $ (4,869)
                                                          ========
     Net Unrealized Appreciation (Depreciation)           $  1,106
                                                          ========

The capital loss carryforward utilized as of October 31, 2003 was $146. The capital loss carryforwards are available to offset future realized capital gains through the periods listed:


 Capital Loss
 Carryforward   Available through
-------------- ------------------
 $     4,869    October 31, 2010

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2003, are as follows:

     Federal Tax Cost Basis                               $ 30,502
                                                          ========
     Unrealized Appreciation                              $ 3,139
     Unrealized (Depreciation)                             (2,033)
                                                          --------
     Net Unrealized Appreciation (Depreciation)           $ 1,106
                                                          ========

IDEX Mutual Funds                                             Annual Report 2003

                       IDEX Transamerica Value Balanced 14

IDEX Transamerica Value Balanced

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

Supplemental Tax Information
(unaudited)

For dividends paid during the year ended October 31, 2003, the Fund designates qualified dividend income to the maximum extent allowable.

For corporate shareholders, 60% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2003. Complete information will be computed and reported in conjunction with your 2003Form 1099-DIV.

IDEX Mutual Funds                                             Annual Report 2003

                       IDEX Transamerica Value Balanced 15

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants

To the Board of Trustees and Shareholders of IDEX Transamerica Value Balanced

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of IDEX Transamerica Value Balanced (the "Fund") (one of the portfolios constituting the IDEX Mutual Funds) at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
December 18, 2003


IDEX Mutual Funds                                             Annual Report 2003

                       IDEX Transamerica Value Balanced 16

IDEX T. Rowe Price Health Sciences

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

A three-year slide in U.S. stocks ended in mid-March. Since that time, stocks have rallied and the major indexes have posted gains for eight consecutive months. Supportive factors included strong corporate earnings and improved economic data trends in several segments of the economy. Investors were particularly encouraged by the Commerce Department's report that the inflation-adjusted gross domestic product rose at a better-than-expected 8.2% annual rate in the third quarter, the quickest pace registered since early 1984. This result easily surpassed expectations and was more than double the second quarter's 3.3% rate. The Federal Reserve Board ("Fed") continued its highly accommodative stance during the period, lowering the federal funds rate twice during the period to 1.00% -- over a 40-year low. The Fed continues to offer assurances that short-term interest rates can remain low "for a considerable period."

Small-cap stocks strongly outpaced both mid- and large-caps. Since March, shares of speculative companies (e.g., stocks with no earnings, high price-to-earnings ratios, or prices below $10) have been the best performers. While value topped growth earlier in the period, this trend reversed over the last several months.

Medical products and devices and life sciences stocks delivered the best results among health care stocks; services and pharmaceuticals fared the worst.

PERFORMANCE

For the year ended October 31, 2003, IDEX T. Rowe Price Health Sciences returned 22.46%. By comparison its benchmark, the Standard and Poor's 500 Composite Stock Index, returned 20.79%. With the exception of biotechnology, stock selection was strong across all health care sectors.

STRATEGY REVIEW

Biotechnology represents over 38% of assets -- well above the benchmark holding. Stock selection in this group was mixed. The portfolio benefited from its overweight positions in ImClone Systems Incorporated ("ImClone"), The Medicines Company, and Scios Inc. (no longer held due to its acquisition by Johnson & Johnson). ImClone's shares rallied strongly during the summer after it reported positive results for its anticancer drug, Erbitux, which was later submitted to the Food and Drug Administration for approval. The portfolio was hurt by positions in Trimeris, Inc. ("Trimeris") and Cephalon, Inc. Trimeris fell due to investors' concerns related to slow sales of its anti-HIV drug.

Our pharmaceutical holdings remain significantly below the benchmark. Stock selection in this group was a big contributor to returns. Our overweight position in Salix Pharmaceuticals, Ltd., a specialty drug maker focused on gastroenterology, helped returns. The company fended off a hostile takeover in the summer and its stock rose sharply in September on positive Phase III results for one of the medicines in its pipeline. The portfolio also benefited by underweight or avoiding several major pharmaceutical companies. Our year-long avoidance of Merck & Co., Inc., which is a sizable position in the benchmark, and underweights in Schering-Plough Corporation and Johnson & Johnson were also important contributors to results.

The portfolio continues to overweight the services sector and benefited from its overweight position in elderly care provider Omnicare, Inc.

Kris H. Jenner

/s/ Kris H. Jenner

Fund Manager
T. Rowe Price Associates, Inc.


IDEX Mutual Funds                                             Annual Report 2003

                      IDEX T. Rowe Price Health Sciences 1

IDEX T. Rowe Price Health Sciences

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

[The following data was represented as a line chart in the printed material.]

Growth of $10,000
Inception of 3/1/02 through 10/31/03
Investment less sales charges - $9,452

   DATE                Class A             S&P 500
------------         -----------         ------------
  3/1/2002               9,452             10,000
 3/31/2002               9,749             10,376
 6/30/2002               8,280              8,987
 9/30/2002               7,514              7,435
12/31/2002               7,618              8,062
 3/31/2003               7,930              7,807
 6/30/2003               9,348              9,009
 9/30/2003               9,471              9,247
10/31/2003               9,584              9,771

Average Annual Total Return for Periods Ended 10/31/03
--------------------------------------------------------------------------------

                                              From       Inception
                               1 year      Inception       Date
------------------------------------------------------------------
Class A (NAV)                   22.46%         0.84%       3/1/02
Class A (POP)                   15.73%        -2.52%       3/1/02
S&P 500(1)                      20.79%        -1.38%       3/1/02
------------------------------------------------------------------
Class B (NAV)                   21.72%         0.18%       3/1/02
Class B (POP)                   16.72%        -2.23%       3/1/02
------------------------------------------------------------------
Class C (NAV)                   21.72%         0.18%       3/1/02
------------------------------------------------------------------
Class L (NAV)                       -         23.83%     11/11/02
Class L (POP)                       -         21.83%     11/11/02
------------------------------------------------------------------
Class M (NAV)                   21.97%         0.30%       3/1/02
Class M (POP)                   19.75%        -0.30%       3/1/02
------------------------------------------------------------------

NOTES

(1) The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares, (2% in the 1st year and 1% in the 2nd year) for Class L shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Class C and M shares are not available to new investors.

Investments in a "non-diversified" fund and sector funds may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified fund.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.


IDEX Mutual Funds                                             Annual Report 2003
                      IDEX T. Rowe Price Health Sciences 2

IDEX T. Rowe Price Health Sciences

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts except share amounts in thousands)

                                                     Shares               Value
--------------------------------------------------------------------------------
COMMON STOCKS (93.5%)
Computer & Data Processing Services (0.2%)
  WebMD Corporation (a)                             13,500             $    105
Drug Stores & Proprietary Stores (2.8%)
  Omnicare, Inc.                                    46,040                1,765
Electronic & Other Electric Equipment (0.2%)
  Wilson Greatbatch Technologies, Inc. (a)           3,200                  121
Health Services (4.3%)
  Caremark Rx, Inc. (a)                              8,000                  200
  Community Health Systems, Inc. (a)                10,400                  250
  DaVita Inc. (a)                                    6,450                  226
  HCA Inc. (b)                                      15,400                  589
  Laboratory Corporation of America
    Holdings (a)                                    24,100                  854
  Triad Hospitals, Inc. (a)                         15,200                  467
  Universal Health Services, Inc.-Class B (a)        3,100                  146
Instruments & Related Products (0.9%)
  Bio-Rad Laboratories, Inc.-Class A (a)             3,000                  157
  STAAR Surgical Company (a)                        22,700                  225
  Waters Corporation (a)                             6,500                  204
Insurance (10.5%)
  Anthem, Inc. (a)(b)                               42,100                2,881
  UnitedHealth Group Incorporated                   64,500                3,282
  WellPoint Health Networks Inc. (a)                 5,550                  493
Insurance Agents, Brokers & Service (0.6%)
  AdvancePCS (a)                                     7,600                  391
Medical Instruments & Supplies (7.4%)
  Advanced Neuromodulation Systems, Inc. (a)         9,400                  385
  Aspect Medical Sytems, Inc. (a)                   11,100                  105
  Bard, (C.R.) Inc. (b)                              8,700                  696
  Boston Scientific Corporation (a)                 20,300                1,375
  Fischer Imaging Corporation (a)                   36,280                  137
  Guidant Corporation                                1,600                   82
  Medtronic, Inc. (b)                                9,000                  410
  Regeneration Technologies, Inc. (a)                9,200                  110
  St. Jude Medical, Inc. (a)(b)                      9,400                  547
  Stryker Corporation                                4,800                  389
  Synthes-Stratec, Inc.                                200                  184
  Zimmer Holdings, Inc. (a)                          4,600                  294
Pharmaceuticals (63.1%)
  Abbott Laboratories (b)                           16,350                  697
  Abgenix, Inc. (a)                                 41,800                  512
  Able Laboratories, Inc. (a)                       18,300                  354
  Actelion Ltd. (a)                                  3,230                  308
  Alcon, Inc. (b)                                    4,100                  226
  Alexion Pharmaceuticals, Inc. (a)                 13,080                  242
  Alkermes, Inc. (a)                                71,060                  922
  Allergan, Inc. (b)                                 9,300                  703

                                                    Shares               Value
--------------------------------------------------------------------------------
Pharmaceuticals (continued)
  AmerisourceBergen Corporation                      6,800             $    386
  Amgen Inc. (a)                                    47,220                2,916
  Amylin Pharmaceuticals, Inc. (a)                  13,780                  377
  Angiotech Pharmaceuticals, Inc. (a)                1,400                   64
  AstraZeneca PLC-ADR                                3,300                  157
  Barr Laboratories, Inc. (a)                        7,200                  553
  BioCryst Pharmaceuticals, Inc. (a)                28,600                  232
  BioMarin Pharmaceutical Inc. (a)                   9,300                   65
  BioSphere Medical, Inc. (a)                       32,100                  105
  Biovail Corporation (a)(b)                         8,000                  192
  Cardinal Health, Inc. (b)                         10,600                  629
  Cephalon, Inc. (a)                                45,540                2,139
  Chiron Corporation (a)                             3,300                  180
  Cubist Pharmaceuticals, Inc. (a)                  39,700                  461
  CV Therapeutics, Inc. (a)(b)                      12,500                  220
  EPIX Medical, Inc. (a)                            15,400                  285
  Esperion Therapeutics, Inc. (a)                   12,730                  304
  Forest Laboratories, Inc. (a)                     22,500                1,125
  Genentech, Inc. (a)                               16,570                1,358
  Gilead Sciences, Inc. (a)(b)                      55,670                3,038
  Human Genome Sciences, Inc. (a)                   24,500                  341
  ICN Pharmaceuticals, Inc.                         17,800                  344
  IDEC Pharmaceuticals Corporation (a)              35,000                1,230
  ImClone Systems Incorporated (a)(b)               33,290                1,157
  Indevus Pharmacuticals, Inc. (a)                  25,000                  137
  Integra LifeSciences Holdings
    Corporation (a)                                  3,300                  111
  Invitrogen Corporation (a)(b)                     13,200                  839
  IVAX Corporation (a)                              18,100                  349
  Johnson & Johnson                                 16,200                  815
  Ligand Pharmaceuticals Incorporated (a)           10,055                  139
  Ligand Pharmaceuticals
    Incorporated-Class B (a)(d)                      1,000                   12
  Lilly (Eli) and Company (b)                       14,200                  946
  Medarex, Inc. (a)                                 12,800                   92
  Medicines Company (The) (a)                       34,850                  929
  Medimmune, Inc. (a)(b)                            27,920                  744
  MGI PHARMA, INC. (a)(b)                           12,400                  466
  Millennium Pharmaceuticals, Inc. (a)              21,700                  345
  Myriad Genetics, Inc. (a)                          7,000                   89
  Nektar Therapeutics (a)                           28,000                  368
  NeoRx Corporation (a)                              4,600                   24
  Neurocrine Biosciences, Inc. (a)(b)               22,160                1,038
  Noven Pharmaceuticals, Inc. (a)                   17,850                  180
  Novo Nordisk A/S-ADR                                 100                    4
  Novo Nordisk A/S-Class B                           1,500                   54
  NPS Pharmaceuticals, Inc. (a)                     29,800                  785
  Onyx Pharmaceuticals, Inc. (a)                    13,200                  323
  OSI Pharmaceuticals, Inc. (a)                     12,130                  340
  Pfizer Inc.                                       75,580                2,388


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                      IDEX T. Rowe Price Health Sciences 3

IDEX T. Rowe Price Health Sciences

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                   Shares         Value
------------------------------------------------------------------------
Pharmaceuticals (continued)
  Priority Healthcare Corporation-Class B (a)      3,900        $    84
  Protein Design Labs, Inc. (a)                   17,300            233
  Regeneron Pharmaceuticals, Inc. (a)              9,600            133
  Repligen Corporation (a)                           300              2
  Roche Holding AG                                 1,820            151
  Salix Pharmaceuticals, Ltd. (a)                 19,800            392
  Sanofi-Synthelabo                                7,900            489
  Schering-Plough Corporation                     15,980            244
  Serologicals Corporation (a)                     4,600             74
  SICOR Inc. (a)                                  14,200            381
  Teva Pharmaceutical Industries Ltd.-ADR         18,340          1,043
  Transkaryotic Therapies, Inc. (a)               18,800            246
  Trimeris, Inc. (a)(b)                           29,920            766
  Tularik Inc. (a)                                 6,060             76
  Vertex Pharmaceuticals Incorporated (a)         21,700            285
  Vicuron Pharmaceuticals Inc. (a)                 7,820            143
  Vicuron Pharmaceuticals Inc.-restricted (a)         25             (c)
  ViroPharma Incorporated (a)                      8,133             25
  Wyeth                                           36,500          1,611
  XOMA Ltd. (a)                                    9,400             70
  Yamanouchi Pharmaceutical Co., Ltd.             10,000            251
Research & Testing Services (2.0%)
  deCODE genetics, Inc. (a)                       30,000            212
  Diversa Corporation (a)                         13,700            115
  Exelixis, Inc. (a)                              51,280            381
  Symyx Technologies, Inc. (a)                    27,800            588
Retail Trade (0.6%)
  Schein (Henry), Inc. (a)                         6,400            397
Wholesale Trade Durable Goods (0.9%)
  Fisher Scientific International Inc. (a)        11,000            443
  Patterson Dental Company (a)                     1,800            115
                                                                --------
Total Common Stocks (cost: $56,014)                              59,359
                                                                --------
                                                   Principal      Value
-------------------------------------------------------------------------
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (6.1%)
  U.S. Treasury Bill (b)
    0.82%, due 12/11/2003                       $    300       $    300
    0.90%, due 12/18/2003                            300            300
    0.91%, due 12/18/2003                            200            200
    0.92%, due 12/18/2003                            200            200
    0.97%, due 12/18/2003                            200            200
    0.95%, due 12/26/2003                            200            200
    1.02%, due 02/12/2004                            350            349
    0.99%, due 03/04/2004                            650            648
    1.00%, due 03/04/2004                            300            299
    0.97%, due 03/18/2004                            300            299
    0.99%, due 03/18/2004                            200            199
    0.96%, due 03/25/2004                            200            199

                                                   Principal        Value
-------------------------------------------------------------------------
U.S. Treasury Bill (b) (continued)
    1.00%, due 04/15/2004                        $   200      $     199
    1.00%, due 04/22/2004                            300            299
                                                              ---------
Total Short-Term U.S. Government Obligations
  (cost: $3,891)                                                  3,891
                                                              ---------
Total Investment Securities (cost: $59,905)                   $  63,250
                                                              =========
                                         Contracts (d)          Value
------------------------------------------------------------------------
WRITTEN OPTIONS (-1.0%)
Covered Call Options (-0.3%)
  Alcon, Inc.
    Call Strike $60.00,
    Expires 05/22/2004                        41              $     (9)
  Allergan, Inc.
    Call Strike $85.00,
    Expires 01/17/2004                        25                    (2)
  Anthem, Inc.
    Call Strike $75.00,
    Expires 12/20/2003                        16                    (1)
  Anthem, Inc.
    Call Strike $80.00,
    Expires 12/20/2003                         3                    (c)
  Anthem, Inc.
    Call Strike $80.00,
    Expires 03/20/2004                        94                    (8)
  Bard, (C.R.) Inc.
    Call Strike $80.00,
    Expires 11/22/2003                        16                    (2)
  Biovail Corporation
    Call Strike $30.00,
    Expires 01/17/2004                        60                    (5)
  Cardinal Health, Inc.
    Call Strike $65.00,
    Expires 12/20/2003                        55                    (2)
  CV Therapeutics, Inc.
    Call Strike $20.00,
    Expires 04/17/2004                        31                   (10)
  CV Therapeutics, Inc.
    Call Strike $27.50,
    Expires 04/17/2004                        56                    (8)
  Gilead Sciences, Inc.
    Call Strike $60.00,
    Expires 01/17/2004                        62                    (9)
  Gilead Sciences, Inc.
    Call Strike $60.00,
    Expires 02/21/2004                       155                   (33)
  Gilead Sciences, Inc.
    Call Strike $60.00,
    Expires 11/22/2003                        91                    (3)


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003
                      IDEX T. Rowe Price Health Sciences 4

IDEX T. Rowe Price Health Sciences

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                        Contracts (d)            Value
-----------------------------------------------------------------------
Covered Call Options (continued)
  HCA Inc.
    Call Strike $35.00,
    Expires 11/22/2003                        4                $    (1)
  ImClone Systems Incorporated
    Call Strike $40.00,
    Expires 11/22/2003                       46                     (3)
  ImClone Systems Incorporated
    Call Strike $45.00,
    Expires 11/22/2003                       88                     (2)
  Invitrogen Corporation
    Call Strike $60.00,
    Expires 11/22/2003                       12                     (5)
  Lilly (Eli) and Company
    Call Strike $70.00,
    Expires 04/17/2004                       29                     (8)
  Medimmune, Inc.
    Call Strike $30.00,
    Expires 03/20/2004                       40                     (6)
  Medimmune, Inc.
    Call Strike $30.00,
    Expires 06/19/2004                       10                    (25)
  Medimmune, Inc.
    Call Strike $32.50,
    Expires 06/19/2004                       45                     (7)
  Medimmune, Inc.
    Call Strike $35.00,
    Expires 06/19/2004                       74                     (8)
  Medtronic, Inc.
    Call Strike $50.00,
    Expires 01/17/2004                       44                     (2)
  MGI PHARMA, INC.
    Call Strike $40.00,
    Expires 01/17/2004                       26                     (6)
  Neurocrine Biosciences, Inc.
    Call Strike $50.00,
    Expires 11/22/2003                       46                     (4)
  Neurocrine Biosciences, Inc.
    Call Strike $55.00,
    Exprires 11/22/2003                      28                     (1)
  St. Jude Medical, Inc.
    Call Strike $60.00,
    Expires 01/17/2004                       29                     (6)
  St. Jude Medical, Inc.
    Call Strike $60.00,
    Expires 11/22/2003                       44                     (4)
  Trimeris, Inc.
    Call Strike $30.00,
    Expires 01/17/2004                       34                     (2)

                                         Contracts (d)         Value
-----------------------------------------------------------------------
Covered Call Options (continued)
  Trimeris, Inc.
    Call Strike $30.00,
    Expires 04/17/2004                       82                 $   (11)
  Trimeris, Inc.
    Call Strike $35.00,
    Expires 04/17/2004                       35                     (2)
  Trimeris, Inc.
    Call Strike $40.00,
    Expires 04/17/2004                       26                     (c)
  Trimeris, Inc.
    Call Strike $45.00,
    Expires 04/17/2004                       19                     (c)
Put Options (-0.7%)
  Abbott Laboratories
    Put Strike $40.00,
    Expires 11/22/2003                        5                     (c)
  Abbott Laboratories
    Put Strike $47.50,
    Expires 11/22/2003                        6                     (c)
  Accredo Health, Incorporated
    Put Strike $25.00,
    Expires 01/17/2004                       18                     (1)
  Adolor Corporation
    Put Strike $17.50,
    Expires 04/17/2004                       26                     (4)
  Amgen Inc.
    Put Strike $65.00,
    Expires 04/17/2004                       21                    (13)
  Anthem, Inc.
    Put Strike $75.00,
    Expires 03/20/2004                       25                    (21)
  Anthem, Inc.
    Put Strike $75.00,
    Expires 12/20/2003                        9                     (7)
  Anthem, Inc.
    Put Strike $80.00,
    Expires 12/20/2003                       13                    (15)
  Bard, (C.R.) Inc.
    Put Strike $70.00,
    Expires 04/17/2004                       13                     (1)
  Bard, (C.R.) Inc.
    Put Strike $75.00,
    Expires 04/17/2004                       13                     (3)
  Bard, (C.R.) Inc.
    Put Strike $80.00,
    Expires 11/22/2003                        6                     (1)
  Barr Laboratories, Inc.
    Put Strike $75.00,
    Expires 05/22/2004                       15                     (9)


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                      IDEX T. Rowe Price Health Sciences 5

IDEX T. Rowe Price Health Sciences

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                             Contracts (d)         Value
--------------------------------------------------------------------------
Put Options (continued)
  Cephalon, Inc.
    Put Strike $40.00,
    Expires 01/17/2004                      10                $      (1)
  Cephalon, Inc.
    Put Strike $45.00,
    Expires 01/17/2004                      14                       (3)
  Chiron Corporation
    Put Strike $50.00,
    Expires 01/17/2004                      12                       (1)
  Chiron Corporation
    Put Strike $50.00,
    Expires 04/17/2004                      24                       (5)
  Fisher Scientific International Inc.
    Put Strike $40.00,
    Expires 12/20/2003                      11                       (2)
  Forest Laboratories, Inc.
    Put Strike $50.00,
    Expires 11/22/2003                       4                       (1)
  Forest Laboratories, Inc.
    Put Strike $55.00,
    Expires 01/17/2004                      13                       (8)
  Forest Laboratories, Inc.
    Put Strike $60.00,
    Expires 01/17/2004                      33                      (34)
  Genentech, Inc.
    Put Strike $55.00,
    Expires 01/17/2004                      21                       (c)
  Genentech, Inc.
    Put Strike $60.00,
    Expires 01/17/2004                      11                       (c)
  Genentech, Inc.
    Put Strike $65.00,
    Expires 01/17/2004                      12                       (1)
  Genentech, Inc.
    Put Strike $90.00,
    Expires 12/20/2003                      13                      (12)
  Genentech, Inc.
    Put Strike $95.00,
    Expires 01/17/2004                      17                      (23)
  Gilead Sciences, Inc.
    Put Strike $50.00,
    Expires 02/21/2004                       6                       (1)
  Guidant Corporation
    Put Strike $55.00,
    Expires 04/17/2004                      21                      (13)
  HCA Inc.
    Put Strike $40.00,
    Expires 01/17/2004                      12                       (3)

                                            Contracts (d)         Value
-----------------------------------------------------------------------------
Put Options (continued)
  IDEC Pharmaceuticals Corporation
    Put Strike $35.00,
    Expires 04/17/2004                           5                $    (1)
  ImClone Systems Incorporated
    Put Strike $40.00,
    Expires 02/21/2004                          18                    (17)
  ImClone Systems Incorporated
    Put Strike $45.00,
    Expires 02/21/2004                          21                    (28)
  ImClone Systems Incorporated
    Put Strike $45.00,
    Expires 05/22/2004                          15                    (22)
  InterMune, Inc.
    Put Strike $20.00,
    Expires 04/17/2004                          12                     (3)
  InterMune, Inc.
    Put Strike $25.00,
    Expires 04/17/2004                          13                     (8)
  Invitrogen Corporation
    Put Strike $50.00,
    Expires 02/21/2004                          11                     (2)
  Invitrogen Corporation
    Put Strike $50.00,
    Expires 11/22/2003                          21                     (c)
  Laboratory Corporation of America Holdings
    Put Strike $35.00,
    Expires 05/22/2004                           8                     (2)
  Lilly (Eli) and Company
    Put Strike $60.00,
    Expires 04/17/2004                          13                     (3)
  Medimmune, Inc.
    Put Strike $30.00,
    Expires 03/20/2004                          12                     (6)
  Merck & Co., Inc.
    Put Strike $55.00,
    Expires 01/17/2004                           3                     (2)
  Merck & Co., Inc.
    Put Strike $60.00,
    Expires 01/17/2004                          25                    (33)
  Merck & Co., Inc.
    Put Strike $65.00,
    Expires 01/17/2004                          19                    (32)
  MGI PHARMA, INC.
    Put Strike $45.00,
    Expires 01/17/2004                          14                    (11)
  Molecular Devices Corporation
    Put Strike $22.50,
    Expires 01/17/2004                          28                    (13)


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003
                      IDEX T. Rowe Price Health Sciences 6

IDEX T. Rowe Price Health Sciences

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                       Contracts (d)           Value
---------------------------------------------------------------------------
Put Options (continued)
  Nektar Therapeutics
    Put Strike $15.00,
    Expires 02/21/2004                       23             $    (8)
  OSI Pharmaceuticals, Inc.
    Put Strike $25.00,
    Expires 01/17/2004                       16                  (3)
  Pfizer Inc.
    Put Strike $32.50,
    Expires 03/20/2004                       59                 (14)
  Pfizer Inc.
    Put Strike $32.50,
    Expires 06/19/2004                       62                 (18)
  Protein Design Labs, Inc.
    Put Strike $12.50,
    Expires 02/21/2004                       28                  (4)
  Stryker Corporation
    Put Strike $75.00,
    Expires 01/17/2004                       11                  (1)
  Zimmer Holdings, Inc.
    Put Strike $60.00,
    Expires 03/20/2004                       12                  (2)
                                                          -----------
Total Written Options (premium: $778)                          (611)
                                                          ----------


SUMMARY:
  Investments, at value                         99.6 %      $ 63,250
  Written options                               (1.0)%          (611)
  Other assets in excess of liabilities          1.4 %           890
                                              ---------    ----------
  Net assets                                   100.0 %      $ 63,529
                                              =========    ==========

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No dividends were paid during the preceding twelve months.

(b) At October 31, 2003, all or a portion of this security is segregated with the custodian to cover margin requirements for open option contracts. The value of all securities segregated at October 31, 2003, is $10,575.

(c)  Value is less than $1.

(d)  Contracts are not in thousands.

DEFINITIONS:

ADR American Depositary Receipt

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                      IDEX T. Rowe Price Health Sciences 7

IDEX T. Rowe Price Health Sciences

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $59,905)               $ 63,250
  Cash                                                             1,127
  Receivables:
     Investment securities sold                                       91
     Shares of beneficial interest sold                              589
     Dividends                                                         7
                                                                --------
                                                                  65,064
                                                                --------
Liabilities:
  Investment securities purchased                                    792
  Accounts payable and accrued liabilities:
     Shares of beneficial interest redeemed                            2
     Management and advisory fees                                     83
     Distribution fees                                                20
     Transfer agent fees                                               8
  Written options (premium: $778)                                    611
  Other                                                               19
                                                                --------
                                                                   1,535
                                                                --------
Net Assets                                                      $ 63,529
                                                                ========
Net Assets Consist of:
  Shares of beneficial interest, unlimited shares authorized     $59,948
  Accumulated net investment income (loss)                            (1)
  Undistributed net realized gain (loss) from investment
     securities and option contracts                                  71
  Net unrealized appreciation (depreciation) on:
     Investment securities                                         3,344
     Written option contracts                                        167
                                                                --------
Net Assets                                                      $ 63,529
                                                                ========
Shares Outstanding:
  Class A                                                          5,830
  Class B                                                            294
  Class C                                                             90
  Class L                                                             20
  Class M                                                             36
Net Asset Value Per Share:
  Class A                                                        $ 10.14
  Class B                                                          10.03
  Class C                                                          10.03
  Class L                                                          10.03
  Class M                                                          10.05
Maximum Offering Price Per Share (a):
  Class A                                                        $ 10.73
  Class M                                                          10.15

(a) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, and L shares represents offering price. The redemption price for Classes B, L, and M shares equals net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the year ended October 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                                $    14
  Dividends                                                    71
     Less withholding taxes on foreign dividends               (1)
                                                          -------
                                                               84
                                                          -------
Expenses:
  Management and advisory fees                                250
  Transfer agent fees                                          31
  Printing and shareholder reports                              4
  Custody fees                                                 58
  Administration fees                                          31
  Legal fees                                                    1
  Auditing and accounting fees                                 18
  Trustees fees                                                 2
  Registration fees                                            62
  Other                                                         2
  Distribution and service fees:
     Class A                                                   78
     Class B                                                   16
     Class C                                                    5
     Class L                                                    1
     Class M                                                    2
                                                          -------
  Total expenses                                              561
  Less:
     Advisory fee waiver                                      (60)
                                                          -------
  Net expenses                                                501
                                                          -------
Net Investment Income (Loss)                                 (417)
                                                          -------
Net Realized Gain (Loss) from:
  Investment securities                                       474
  Written option contracts                                    190
  Foreign currency transactions                                (7)
                                                          -------
                                                              657
                                                          -------
Net Increase (Decrease) in Unrealized Appreciation
  (Depreciation) on:
  Investment securities                                     3,544
  Written option contracts                                    179
                                                          -------
                                                            3,723
                                                          -------
Net Gain (Loss) on Investments, Option Contracts,
  and Foreign Currency Transactions                         4,380
                                                          -------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                              $ 3,963
                                                          =======

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                      IDEX T. Rowe Price Health Sciences 8

IDEX T. Rowe Price Health Sciences

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the year or period ended
(all amounts in thousands)

                                                    October 31,        October 31,
                                                       2003             2002(a)
                                                    ----------        -----------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                       $   (417)          $   (31)
  Net realized gain (loss) from investment
     securities, option contracts, and
     foreign currency transactions                        657              (170)
  Net unrealized appreciation
     (depreciation) on investment
     securities and option contracts                    3,723              (212)
                                                     --------           -------
                                                        3,963              (413)
                                                     --------           -------
Distributions to Shareholders:
  From net investment income:
     Class A                                                -                 -
     Class B                                                -                 -
     Class C                                                -                 -
     Class L                                                -                 -
     Class M                                                -                 -
                                                     --------           -------
                                                            -                 -
                                                     --------           -------
  From net realized gains:
     Class A                                                -                 -
     Class B                                                -                 -
     Class C                                                -                 -
     Class L                                                -                 -
     Class M                                                -                 -
                                                     --------           -------
                                                            -                 -
                                                     --------           -------
Capital Share Transactions:
  Proceeds from shares sold:
     Class A                                           52,189             4,157
     Class B                                            2,260               985
     Class C                                              768               418
     Class L                                              213                 -
     Class M                                              158               208
                                                     --------           -------
                                                       55,588             5,768
                                                     --------           -------
  Dividends and distributions reinvested:
     Class A                                                -                 -
     Class B                                                -                 -
     Class C                                                -                 -
     Class L                                                -                 -
     Class M                                                -                 -
                                                     --------           -------
                                                            -                 -
                                                     --------           -------
  Cost of shares redeemed:
     Class A                                             (410)             (129)
     Class B                                             (344)             (118)
     Class C                                             (278)              (60)
     Class L                                              (19)                -
     Class M                                              (18)               (1)
                                                     --------           -------
                                                       (1,069)             (308)
                                                     --------           -------
                                                       54,519             5,460
                                                     --------           -------
Net increase (decrease) in net assets                  58,482             5,047
                                                     --------           -------
Net Assets:
  Beginning of year                                     5,047                  -
                                                     --------           -------
  End of year                                        $ 63,529           $ 5,047
                                                     ========           =======
Accumulated Net Investment Income (Loss)             $     (1)          $     -
                                                     ========           =======


                                                    October 31,        October 31,
                                                       2003             2002(a)
                                                    ----------        -----------
Share Activity:
  Shares issued:
     Class A                                            5,413               474
     Class B                                              239               106
     Class C                                               82                44
     Class L                                               22                 -
     Class M                                               16                21
                                                     --------           -------
                                                        5,772               645
                                                     --------           -------
  Shares issued-reinvested from distributions:
     Class A                                                -                 -
     Class B                                                -                 -
     Class C                                                -                 -
     Class L                                                -                 -
     Class M                                                -                 -
                                                     --------           -------
                                                            -                 -
                                                     --------           -------
  Shares redeemed:
     Class A                                              (42)              (15)
     Class B                                              (37)              (14)
     Class C                                              (29)               (7)
     Class L                                               (2)                -
     Class M                                               (1)                -
                                                     --------           -------
                                                         (111)              (36)
                                                     --------           -------
Net increase (decrease) in shares
  outstanding                                           5,661               609
                                                     ========           =======

(a) Commenced operations on March 1, 2002.

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                      IDEX T. Rowe Price Health Sciences 9

IDEX T. Rowe Price Health Sciences

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                            For a share of beneficial interest outstanding throughout each period
                        -----------------------------------------------------------------------------------------------------------
                                                 Investment Operations                      Distributions
                                    -------------------------------------------  --------------------------------------
                        Net Asset                                                                                         Net Asset
          For the         Value,         Net         Net Realized                  From Net    From Net                      Value,
          Period        Beginning     Investment    and Unrealized      Total     Investment   Realized       Total          End
        Ended (d)(g)    of Period   Income (Loss)     Gain (Loss)    Operations     Income       Gains    Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Class A   10/31/2003    $   8.28      $ (0.16)         $  2.02        $  1.86        $ -         $ -          $ -          $10.14
          10/31/2002       10.00        (0.08)           (1.64)         (1.72)         -           -            -            8.28
-----------------------------------------------------------------------------------------------------------------------------------
Class B   10/31/2003        8.24        (0.21)            2.00           1.79          -           -            -           10.03
          10/31/2002       10.00        (0.11)           (1.65)         (1.76)         -           -            -            8.24
-----------------------------------------------------------------------------------------------------------------------------------
Class C   10/31/2003        8.24        (0.21)            2.00           1.79          -           -            -           10.03
          10/31/2002       10.00        (0.12)           (1.64)         (1.76)         -           -            -            8.24
-----------------------------------------------------------------------------------------------------------------------------------
Class L   10/31/2003        8.10        (0.22)            2.15           1.93          -           -            -           10.03
-----------------------------------------------------------------------------------------------------------------------------------
Class M   10/31/2003        8.24        (0.20)            2.01           1.81          -           -            -           10.05
          10/31/2002       10.00        (0.12)           (1.64)         (1.76)         -           -            -            8.24
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                        -----------------------------------------------------------------------
                                                           Ratio of Expenses
                                         Net Assets,           to Average          Net Investment
             For the                        End of           Net Assets (a)         Income (Loss)     Portfolio
             Period          Total          Period      -----------------------      to Average       Turnover
            Ended (g)     Return (c)       (000's)       Net (e)     Total (f)     Net Assets (a)     Rate (b)
---------------------------------------------------------------------------------------------------------------
Class A     10/31/2003       22.46%        $ 59,115        1.95%        2.19%           (1.61)%          30%
            10/31/2002      (17.20)           3,804        1.95         8.76            (1.51)           43
---------------------------------------------------------------------------------------------------------------
Class B     10/31/2003       21.72            2,952        2.60         2.84            (2.26)           30
            10/31/2002      (17.60)             758        2.60         9.41            (2.16)           43
---------------------------------------------------------------------------------------------------------------
Class C     10/31/2003       21.72              904        2.60         2.84            (2.26)           30
            10/31/2002      (17.60)             308        2.60         9.41            (2.16)           43
---------------------------------------------------------------------------------------------------------------
Class L     10/31/2003       23.83              201        2.60         2.84            (2.26)           30
---------------------------------------------------------------------------------------------------------------
Class M     10/31/2003       21.97              357        2.50         2.74            (2.16)           30
            10/31/2002      (17.60)             177        2.50         9.31            (2.06)           43
---------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Annualized.

(b) Not annualized for periods of less than one year.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) IDEX T. Rowe Price Health Sciences ("the Fund") commenced operations on March 1, 2002. The inception date for the Fund's offering of share Class L was November 11, 2002.

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                      IDEX T. Rowe Price Health Sciences 10

IDEX T. Rowe Price Health Sciences

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At October 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

IDEX Mutual Funds is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX T. Rowe Price Health Sciences ("the Fund"), part of IDEX Mutual Funds, began operations on March 1, 2002. The Fund is "non-diversified" under the 1940 Act.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers five classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. Effective November 11, 2002, Class C and M shares were closed to new investors. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Trustees and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2003, was paying an interest rate of 0.75%.

Directed brokerage: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which IDEX Mutual Funds has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within IDEX Mutual Funds, or by any other party. Directed commissions during the year ended October 31, 2003, of $11 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned less than $1 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are to be included in Investment securities at value on the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

IDEX Mutual Funds                                             Annual Report 2003

                      IDEX T. Rowe Price Health Sciences 11

IDEX T. Rowe Price Health Sciences

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

Income from securities lending is included in the Statement of Operations. The amounts of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Option contracts: The Fund may enter into option contracts to manage exposure to market, interest rate or currency fluctuations. Option contracts are valued at the average of the bid and ask ("Mean Quote") established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with options are imperfect correlation between the change in value of the securities held and the prices of futures options; the possibility of an illiquid market and inability of the counterparty to meet the contract terms. When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written.

The underlying face amounts of open option contracts at October 31, 2003, are listed in the Schedule of Investments.

Transactions in written options were as follows:

                            Premium     Contracts*
                           -----------------------
Balance at 10/31/2002       $    27          168
Sales                         1,851        6,918
Closing Buys                 (1,010)      (3,999)
Expirations                     (89)        (668)
                            -------       ------
Balance at 10/31/2003       $   778        2,419
                            =======       ======

*Contracts not in thousands.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (ie: through the assets allocation funds)

                                       Net          % of
                                     Assets      Net Assets
                                     ------      ----------
IDEX Asset Allocation
  Conservative Portfolio            $ 5,428           9%
IDEX Asset Allocation Growth         11,685          18%
IDEX Asset Allocation Moderate
  Growth                             22,500          35%
IDEX Asset Allocation Moderate       17,578          28%
                                                  -----
                                                     90%
                                                  =====

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following stated break points:

  1.00% of the first $500 million of ANA
  0.95% of ANA over $500 million

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

  1.60% Expense Limit

If total fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

                    Advisory Fee       Available for
                       Waived        Recapture Through
                    ------------     -----------------
Fiscal Year 2003       $  60            10/31/2006
Fiscal Year 2002         122            10/31/2005

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The 12b-1 fee for the Fund is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Class A            0.35%
  Class B            1.00%
  Class C            1.00%
  Class L            1.00%
  Class M            0.90%

IDEX Mutual Funds                                             Annual Report 2003

                      IDEX T. Rowe Price Health Sciences 12

IDEX T. Rowe Price Health Sciences

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, L, M and certain A share redemptions. For the year ended October 31, 2003, the underwriter commissions were as follows:

     Received by Underwriter      $ 24
     Retained by Underwriter         4
     Contingent Sales Charges        4

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Transfer agent fees: The Fund incurs ATIS annual per-account charges (not in thousands) of $20.00 for each open shareholder account and $1.63 for each closed account maintained, and certain out of pocket expenses.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any IDEX Fund. At October 31, 2003, the value of invested plan amounts was less than $1. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2003, were as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 57,489
  U.S. Government                                           -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                   7,031
  U.S. Government                                           -


NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Shares of beneficial interest, unlimited
       shares authorized                              $  -
     Accumulated net investment income (loss)          416
     Undistributed net realized gain (loss) from
       investment securities and option contracts     (416)

The tax basis components of distributable earnings as of October 31, 2003, are as follows:

     Undistributed Ordinary Income                  $   285
                                                    =======
     Undistributed Long-term Capital Gains          $   198
                                                    =======
     Capital Loss Carryforward                      $     -
                                                    =======
     Net Unrealized Appreciation (Depreciation)     $ 2,933
                                                    =======

The capital loss carryforward utilized as of October 31, 2003 was $68. The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2003, are as follows:

     Federal Tax Cost Basis                         $ 60,317
                                                    =======
     Unrealized Appreciation                        $ 5,014
     Unrealized (Depreciation)                       (1,931)
                                                    -------
     Net Unrealized Appreciation (Depreciation)     $ 2,933
                                                    =======

IDEX Mutual Funds                                             Annual Report 2003

                      IDEX T. Rowe Price Health Sciences 13

--------------------------------------------------------------------------------
               Report of Independent Certified Public Accountants

To the Board of Trustees and Shareholders of IDEX T. Rowe Price Health Sciences

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of IDEX T. Rowe Price Health Sciences (the "Fund") (one of the portfolios constituting the IDEX Mutual Funds) at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
December 18, 2003


IDEX Mutual Funds                                             Annual Report 2003

                      IDEX T. Rowe Price Health Sciences 14

IDEX T. Rowe Price Small Cap

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

The U.S. economy has improved dramatically over the last year, growing at a revised annualized rate of 8.2% in the third quarter of 2003 -- the fastest rate of growth in nearly two decades -- versus 3.3% in the second quarter and 1.6% and 1.4% in each of the previous two quarters. The manufacturing and service sectors are again expanding, productivity is increasing, and consumer spending remains buoyant. However, weekly jobless claims remained high for most of the period and the unemployment rate remained stubbornly at or above 6%. There have been signs of job market stabilization in recent weeks, which is not unusual since job growth seldom occurs early in an economic recovery.

Supported by an unprecedented combination and magnitude of forces to stimulate the economy, including tax and interest rate cuts, heightened government spending, and a weaker U.S. dollar, stocks surged in the last twelve months after falling to multi-year lows in October 2002. In the small-cap growth universe, all major sectors advanced except for the energy sector, which struggled as oil prices sagged following the Iraq war. Information technology shares fared best, particularly semiconductor-related companies. Consumer discretionary shares performed well led by specialty retailers and restaurants. Industrials and business services companies were also strong, particularly education-related businesses. Health care stocks produced solid gains, led by health care providers and service companies. Other noteworthy developments include a pickup in both initial public offerings ("IPO"s) and merger activity.

PERFORMANCE

For the year ended October 31, 2003, IDEX T. Rowe Price Small Cap returned 35.50%. By comparison its benchmark, the Russell 2000 Index, returned 43.37%. Our underperformance reflects our bias toward higher-quality companies, which lagged more speculative issues as investors abandoned risk aversion.

Small-cap growth stocks rose strongly and outperformed other investment styles in the one-year period ended October 31, 2003.

STRATEGY REVIEW

In the information technology sector (28.2% of fund assets at the end of October), semiconductor stocks were our best performers over the last year.

In the consumer discretionary sector (18.6% of fund assets at the end of October), specialty retailers were among our largest contributors. In contrast, media stocks generally disappointed.

Industrial and business services companies (13.8% of assets) fared quite well in the last twelve months. Education-related stocks also earned high marks among investors. These companies have benefited from rising tuition costs, as well as increased demand from workers who are seeking to upgrade their skills and enhance their career prospects.

The health care sector (21.4% of assets) was our second largest at the end of October. Health care providers and service companies were some of our best performers in the last twelve months. Biotechnology firms generally performed well, but we eliminated several in the last year, most notably NPS Pharmaceuticals, Inc. and Enzon Pharmaceuticals, Inc. following the collapse of their merger agreement in June.

/s/ Paul W. Wojcik

Paul W. Wojcik
Fund Manager
T. Rowe Price Associates, Inc.


IDEX Mutual Funds                                             Annual Report 2003

                         IDEX T. Rowe Price Small Cap 1

IDEX T. Rowe Price Small Cap

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Growth of $10,000
Inception of 3/1/99 through 10/31/03
Investment less sales charges - $9,452

[The following table was depicted as a mountain chart in the printed material.]

   DATE               Class A             Russell 2000
----------          ------------        -----------------
  3/1/1999              9,452                10,000
 3/31/1999              9,483                10,156
 6/30/1999             10,605                11,736
 9/30/1999             10,323                10,994
12/31/1999             13,026                13,021
 3/31/2000             14,485                13,944
 6/30/2000             13,871                13,417
 9/30/2000             13,327                13,565
12/31/2000             11,835                12,628
 3/31/2001              9,479                11,806
 6/30/2001             11,342                13,493
 9/30/2001              8,502                10,688
12/31/2001             10,627                12,942
 3/31/2002             10,523                13,457
 6/30/2002              8,825                12,333
 9/30/2002              7,141                 9,694
12/31/2002              7,673                10,291
 3/31/2003              7,374                 9,829
 6/30/2003              8,971                12,131
 9/30/2003              9,503                13,232
10/31/2003             10,267                14,344

Average Annual Total Return for Periods Ended 10/31/03
--------------------------------------------------------------------------------

                                                            From       Inception
                                             1 year      Inception       Date
--------------------------------------------------------------------------------
Class A (NAV)                                35.50%        1.79%        3/1/99
Class A (POP)                                28.05%        0.56%        3/1/99
Russell 2000(1)                              43.37%        8.02%        3/1/99
--------------------------------------------------------------------------------
Class B (NAV)                                34.73%        1.10%        3/1/99
Class B (POP)                                29.73%        0.90%        3/1/99
--------------------------------------------------------------------------------
Class C (NAV)                                34.73%       -1.03%       11/1/99
--------------------------------------------------------------------------------
Class L (NAV)                                    -        36.70%      11/11/02
Class L (POP)                                    -        34.70%      11/11/02
--------------------------------------------------------------------------------
Class M (NAV)                                34.86%        1.21%        3/1/99
Class M (POP)                                32.51%        0.99%        3/1/99
--------------------------------------------------------------------------------

NOTES

(1) The Russell 2000 (Russell 2000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source:
     Standard & Poor's Micropal(R)(C) Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares, (2% in the 1st year and 1% in the 2nd year) for Class L shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Class C and M shares are not available to new investors.

Investing in small cap stocks generally involves greater risks and volatility so an investment in this fund may not be suitable for everyone.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.


IDEX Mutual Funds                                             Annual Report 2003

                         IDEX T. Rowe Price Small Cap 2

IDEX T. Rowe Price Small Cap

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts except share amounts in thousands)

                                                         Shares             Value
-----------------------------------------------------------------------------------
COMMON STOCKS (98.0%)
Air Transportation (1.4%)
  ExpressJet Holdings, Inc. (a)                          16,100          $     246
  Frontier Airlines, Inc. (a)                            44,500                715
  Mesa Air Group, Inc. (a)(b)                            15,200                164
  SkyWest, Inc.                                          25,600                473
Amusement & Recreation Services (1.2%)
  Alliance Gaming Corporation (a)                        20,700                502
  Argosy Gaming Company (a)                               5,700                136
  International Speedway
    Corporation-Class A                                   1,700                 72
  Mandalay Resort Group                                   6,500                255
  Station Casinos, Inc.                                   6,000                179
  Westwood One, Inc. (a)                                  5,800                174
Apparel & Accessory Stores (2.2%)
  American Eagle Outfitters, Inc. (a)                     7,300                117
  AnnTaylor, Inc. (a)                                    10,950                392
  Christopher & Banks Corporation                        24,300                710
  Hot Topic, Inc. (a)(b)                                  9,000                258
  Pacific Sunwear of California, Inc. (a)(b)             16,350                378
  Ross Stores, Inc.                                       9,900                495
  Talbots, Inc. (The)                                     3,400                112
Apparel Products (0.5%)
  Too, Inc. (a)(b)                                       32,500                536
Auto Repair, Services & Parking (0.4%)
  Dollar Thrifty Automotive Group, Inc. (a)              16,500                432
Automotive (1.0%)
  Gentex Corporation (b)                                 13,400                523
  Oshkosh Truck Corporation                              12,700                582
Automotive Dealers & Service Stations (1.0%)
  Group 1 Automotive, Inc. (a)                           10,500                372
  O'Reilly Automotive, Inc. (a)                          16,400                710
  Sonic Automotive, Inc.                                  3,200                 73
Beverages (0.2%)
  Boston Beer Company, Inc. (The)-Class A (a)            12,800                219
Business Services (3.3%)
  Catalina Marketing Corporation (a)(b)                   4,000                 71
  ChoicePoint Inc. (a)                                   17,600                617
  Digital Insight Corporation (a)                        34,800                730
  Fair, Isaac and Company, Incorporated (b)              14,970                956
  Getty Images, Inc. (a)                                  8,800                393
  Rent-A-Center, Inc. (a)                                16,950                530
  Valassis Communications, Inc. (a)(b)                    4,700                122
  Websense, Inc. (a)                                     12,700                297
Chemicals & Allied Products (0.3%)
  ATMI, Inc. (a)(b)                                      14,600                336

                                                         Shares             Value
-----------------------------------------------------------------------------------
Commercial Banks (2.7%)
  Boston Private Financial Holdings, Inc.                21,300          $     543
  Commerce Bancorp, Inc. (b)                              6,150                297
  Community First Bankshares, Inc.                        9,800                266
  East West Bancorp, Inc.                                 7,300                358
  Silicon Valley Bancshares (a)(b)                        9,400                330
  Southwest Bancorporation of Texas, Inc.                11,700                420
  Sterling Bancshares, Inc.                              12,700                146
  UCBH Holdings, Inc.                                    19,000                678
Communication (0.4%)
  Global Payments Inc.                                    8,980                374
  Insight Communications Company, Inc. (a)(b)            12,300                119
Communications Equipment (2.4%)
  Advanced Fibre Communications, Inc. (a)                22,900                551
  Anaren Microwave, Inc. (a)                             14,900                211
  Centillium Communications, Inc. (a)                    92,200                494
  Inter-Tel, Incorporated                                23,200                584
  Plantronics, Inc. (a)                                  26,000                723
  Powerwave Technologies, Inc. (a)                       21,200                138
  Proxim Corporation-Class A (a)                         25,860                 38
Computer & Data Processing Services (8.7%)
  Activision, Inc. (a)                                   22,200                335
  Actuate Corporation (a)                                44,800                159
  Affiliated Computer Services, Inc.-
    Class A (a)(b)                                        4,000                196
  BARRA, Inc. (a)                                        13,450                511
  Borland Software Corporation (a)                       38,100                338
  CACI International Inc.-Class A (a)                    10,800                535
  Cognizant Technology Solutions
    Corporation (a)                                       3,000                136
  Computer Programs and Systems, Inc.                    46,100                771
  Concord Communications, Inc. (a)                       10,900                195
  EarthLink, Inc. (a)                                    38,900                356
  EPIQ Systems, Inc. (a)(b)                               6,500                110
  FactSet Research Systems Inc. (b)                      14,900                650
  Henry (Jack) & Associates, Inc.                        15,700                314
  Hyperion Solutions Corporation (a)                     16,400                549
  Informatica Corporation (a)                            19,100                208
  InterCept, Inc. (a)(b)                                 12,200                120
  Macromedia, Inc. (a)                                    4,200                 80
  MatrixOne, Inc. (a)                                    15,900                 88
  Mercury Interactive Corporation (a)(b)                  1,500                 70
  MTC Technologies, Inc. (a)                             15,300                448
  National Instruments Corporation                        9,000                383
  Netegrity, Inc. (a)                                    18,350                218
  Network Associates, Inc. (a)                           10,400                145
  Packeteer, Inc. (a)                                    25,800                451
  Radiant Systems, Inc. (a)                              17,550                117
  Red Hat, Inc. (a)(b)                                   14,300                215

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                         IDEX T. Rowe Price Small Cap 3

IDEX T. Rowe Price Small Cap

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                       Shares            Value
--------------------------------------------------------------------------------
Computer & Data Processing Services (continued)
  SERENA Software, Inc. (a)                            33,500          $     578
  SkillSoft PLC-ADR (a)                                 9,900                 79
  SRA International, Inc.-Class A (a)                  16,700                727
  Symantec Corporation (a)                              5,700                380
  Titan Corporation (The) (a)                          11,300                239
Computer & Office Equipment (1.8%)
  Avocent Corporation (a)                              12,800                484
  Maxtor Corporation (a)(b)                            16,500                226
  Polycom, Inc. (a)                                    25,306                507
  SanDisk Corporation (a)(b)                           10,700                862
Construction (1.4%)
  D.R. Horton, Inc.                                     5,927                236
  Insituform Technologies, Inc.-Class A (a)            16,400                235
  M.D.C. Holdings, Inc.                                 6,740                454
  Standard Pacific Corp.                                3,600                172
  Toll Brothers, Inc. (a)                              13,200                486
Drug Stores & Proprietary Stores (0.7%)
  Omnicare, Inc.                                       21,600                828
Educational Services (3.7%)
  Career Education Corporation (a)                     14,700                787
  Corinthian Colleges, Inc. (a)                        11,300                700
  DeVRY Inc. (a)(b)                                    22,400                544
  Education Management Corporation (a)                 13,900                878
  ITT Educational Services, Inc. (a)                    8,300                413
  University of Phoenix Online (a)                     12,966                892
Electrical Goods (0.1%)
  Hughes Supply, Inc.                                   2,300                 89
Electronic & Other Electric Equipment (0.3%)
  Harman International Industries,
    Incorporated (b)                                    2,200                282
Electronic Components & Accessories (6.2%)
  Aeroflex Incorporated (a)                            69,500                645
  Exar Corporation (a)                                 24,000                386
  Integrated Circuit Systems, Inc. (a)                 13,600                457
  Integrated Silicon Solution, Inc. (a)                26,700                377
  Intersil Corporation-Class A                         27,496                709
  KEMET Corporation (a)                                12,500                166
  Kopin Corporation (a)                                17,600                129
  Lattice Semiconductor Corporation (a)                19,600                153
  Mercury Computer Systems, Inc. (a)                   26,100                561
  Micrel, Incorporated (a)                             17,400                287
  Microchip Technology Incorporated                     2,175                 71
  OmniVision Technologies, Inc. (a)(b)                  8,300                471
  Pericom Semiconductor Corporation (a)                17,500                199
  Plexus Corp. (a)                                     33,700                583
  REMEC, Inc. (a)                                      10,400                115
  Semtech Corporation (a)                              21,600                480
  Silicon Storage Technology, Inc. (a)                 24,600                275

                                                      Shares             Value
-----------------------------------------------------------------------------------
Electronic Components & Accessories (continued)
  Skyworks Solutions, Inc. (a)(b)                      14,200          $     122
  Technitrol, Inc. (a)                                 17,300                377
  TriQuint Semiconductor, Inc. (a)                     24,426                175
  Zoran Corporation (a)(b)                             17,397                290
Environmental Services (0.7%)
  Stericycle, Inc. (a)                                  9,400                434
  Waste Connections, Inc. (a)                          10,600                368
Fabricated Metal Products (0.2%)
  Simpson Manufacturing Co., Inc. (a)                   4,600                206
Food & Kindred Products (0.4%)
  American Italian Pasta Company-
    Class A (a)(b)                                      1,700                 65
  Horizon Organic Holding Corporation (a)               9,700                232
  Peet's Coffee & Tea, Inc. (a)                         6,500                109
Food Stores (0.3%)
  Whole Foods Market, Inc. (a)(b)                       6,000                355
Furniture & Fixtures (0.3%)
  La-Z-Boy Incorporated (b)                            14,400                291
Furniture & Home Furnishings Stores (1.5%)
  Cost Plus, Inc. (a)                                  19,900                914
  Pier 1 Imports, Inc.                                 18,200                420
  Williams-Sonoma, Inc. (a)                            10,900                385
Health Services (4.1%)
  Accredo Health, Incorporated (a)                     25,350                810
  AMN Healthcare Services, Inc. (a)(b)                  9,546                144
  AmSurg Corp. (a)                                      9,400                338
  Caremark Rx, Inc. (a)(b)                             13,600                341
  Community Health Systems, Inc. (a)                    8,800                211
  DaVita Inc. (a)                                      14,800                519
  Hooper Holmes, Inc.                                   6,300                 33
  LifePoint Hospitals, Inc. (a)                        20,700                532
  Manor Care, Inc.                                     11,100                369
  Odyssey HealthCare, Inc. (a)                          7,500                208
  Renal Care Group, Inc. (a)                            7,000                263
  Triad Hospitals, Inc. (a)                             6,100                187
  United Surgical Partners
    International, Inc. (a)(b)                         21,600                651
Holding & Other Investment Offices (0.2%)
  4Kids Entertainment, Inc. (a)                         1,700                 42
  Redwood Trust, Inc.                                   2,700                134
Industrial Machinery & Equipment (3.6%)
  Cooper Cameron Corporation (a)                        1,600                 69
  Cymer, Inc. (a)(b)                                   14,300                653
  Engineered Support Systems, Inc.                     12,900                872
  FMC Technologies, Inc. (a)                            8,800                177
  National-Oilwell, Inc. (a)                           11,900                227
  Oil States International, Inc. (a)                   19,600                240

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                         IDEX T. Rowe Price Small Cap 4

IDEX T. Rowe Price Small Cap

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                            Shares            Value
-------------------------------------------------------------------------------------
Industrial Machinery & Equipment (continued)
  Varco International Inc. (a)                              13,400         $     236
  Varian Semiconductor Equipment
    Associates, Inc. (a)                                    15,200               735
  Zebra Technologies Corporation-Class A (a)                15,700               895
Instruments & Related Products (4.6%)
  August Technology Corporation (a)                         10,100               196
  Avid Technology, Inc. (a)(b)                              10,600               548
  Cognex Corporation                                        13,500               362
  Coherent, Inc. (a)                                         7,700               177
  Cohu, Inc.                                                12,700               255
  Cytyc Corporation (a)                                     13,500               175
  Dionex Corporation (a)                                    11,550               491
  FLIR Systems, Inc. (a)(b)                                 18,200               569
  Fossil, Inc. (a)                                           9,487               256
  Herley Industries, Inc. (a)                               12,900               244
  Mettler-Toledo International Inc. (a)                      4,200               161
  MKS Instruments, Inc. (a)(b)                               2,043                53
  Newport Corporation (a)                                    3,400                54
  Pinnacle Systems, Inc. (a)                                48,000               334
  Rudolph Technologies, Inc. (a)(b)                          6,900               180
  SBS Technologies, Inc. (a)                                14,200               195
  STAAR Surgical Company (a)                                29,800               295
  Varian, Inc. (a)                                          17,700               634
Insurance (3.6%)
  Coventry Health Care, Inc. (a)                            12,800               701
  First Health Group Corp. (a)                              29,100               710
  Max Re Capital Ltd.                                       20,200               373
  PMI Group, Inc. (The) (b)                                  5,600               214
  RenaissanceRe Holdings Ltd. (b)                           12,100               544
  StanCorp Financial Group, Inc.                             6,500               410
  Triad Guaranty Inc. (a)                                   14,900               735
  WellChoice, Inc. (a)                                      12,100               393
Insurance Agents, Brokers & Service (0.6%)
  AdvancePCS (a)                                             7,800               401
  Brown & Brown, Inc.                                        8,700               265
  Gallagher (Arthur J.) & Co.                                1,300                38
Leather & Leather Products (0.3%)
  Skechers U.S.A., Inc.-Class A (a)                          4,200                32
  Timberland Company (The)-Class A (a)                       5,300               275
Management Services (1.7%)
  Advisory Board Company (The) (a)                           9,400               342
  Corporate Executive Board
    Company (The) (a)                                       22,100             1,127
  Exult, Inc. (a)(b)                                        54,900               435
Manufacturing Industries (0.4%)
  JAKKS Pacific, Inc. (a)(b)                                20,900               272
  Marvel Enterprises, Inc. (a)(b)                            4,300               127

                                                            Shares            Value
-------------------------------------------------------------------------------------
Medical Instruments & Supplies (3.5%)
  Advanced Neuromodulation Systems, Inc. (a)(b)              3,000         $     123
  Apogent Technologies, Inc. (a)                            12,800               281
  Conceptus, Inc. (a)(b)                                     5,300                65
  Cyberonics, Inc. (a)                                       2,200                60
  DENTSPLY International Inc.                                9,050               400
  ICU Medical, Inc. (a)(b)                                  16,100               544
  INAMED Corporation (a)                                     6,700               579
  Mentor Corporation                                         5,300               107
  Respironics, Inc. (a)                                     15,500               646
  STERIS Corporation (a)                                    35,200               733
  Thoratec Corporation (a)                                  24,800               382
Mortgage Bankers & Brokers (0.4%)
  Doral Financial Corporation                                8,950               452
Motion Pictures (0.9%)
  CNET Networks, Inc. (a)                                   20,700               168
  Macrovision Corporation (a)                               39,800               874
Oil & Gas Extraction (4.2%)
  Atwood Oceanics, Inc. (a)                                  1,300                34
  Brown (Tom), Inc. (a)                                     21,700               586
  Cabot Oil & Gas Corporation-Class A                       11,900               304
  Cal Dive International, Inc. (a)                          23,600               489
  Core Laboratories NV (a)                                   4,200                64
  Evergreen Resources, Inc. (a)(b)                          16,400               450
  Global Industries, Ltd. (a)                               41,700               193
  Grey Wolf, Inc. (a)                                      151,200               485
  Helmerich & Payne, Inc. (b)                                9,700               257
  Key Energy Services, Inc. (a)                              4,600                40
  Patterson-UTI Energy, Inc. (a)                            17,400               497
  Pride International, Inc. (a)(b)                           5,600                92
  Spinnaker Exploration Company (a)                         15,100               386
  Stone Energy Corporation (a)                              11,800               426
  Unit Corporation (a)                                      23,200               450
Personal Credit Institutions (0.1%)
  First Marblehead Corporation (a)                           5,700               126
Pharmaceuticals (8.4%)
  Abgenix, Inc. (a)                                         16,000               196
  Albany Molecular Research, Inc. (a)                       19,700               290
  Alkermes, Inc. (a)                                        13,200               171
  Andrx Corporation-Andrx Group (a)(b)                       7,400               147
  Celgene Corporation (a)                                   10,100               421
  Cephalon, Inc. (a)(b)                                      6,624               311
  Charles River Laboratories, Inc. (a)                      19,900               642
  Digene Corporation (a)                                     8,200               289
  Eon Labs, Inc. (a)                                        12,200               514
  Gilead Sciences, Inc. (a)                                  5,300               289
  Human Genome Sciences, Inc. (a)                           17,700               246
  ICOS Corporation (a)(b)                                   10,600               495
  IDEXX Laboratories, Inc. (a)(b)                            4,100               194

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                         IDEX T. Rowe Price Small Cap 5

IDEX T. Rowe Price Small Cap

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                         Shares            Value
-----------------------------------------------------------------------------------
Pharmaceuticals (continued)
  Invitrogen Corporation (a)(b)                           9,200          $     585
  K-V Pharmaceutical Company-
    Class A (a)(b)                                       19,150                460
  Martek Biosciences Corp. (a)(b)                         6,000                290
  Medicis Pharmaceutical
    Corporation-Class A (b)                              11,400                722
  Neurocrine Biosciences, Inc. (a)                       11,500                539
  Noven Pharmaceuticals, Inc. (a)                        34,800                351
  Pharmaceutical Resources, Inc. (a)                      4,500                325
  Priority Healthcare Corporation-Class B (a)            18,600                402
  Protein Design Labs, Inc. (a)(b)                       11,400                154
  SICOR Inc. (a)                                         14,000                375
  Taro Pharmaceutical Industries Ltd. (a)                 9,100                585
  Techne Corporation (a)                                 12,200                425
  Vertex Pharmaceuticals Incorporated (a)                 7,694                101
Primary Metal Industries (0.5%)
  Lone Star Technologies, Inc. (a)                       10,000                139
  Maverick Tube Corporation (a)                          23,000                388
Printing & Publishing (0.6%)
  Scholastic Corporation (a)                             23,300                721
Radio & Television Broadcasting (1.5%)
  Cox Radio, Inc.-Class A (a)                            17,100                378
  Emmis Communications
    Corporation-Class A (a)                              14,800                328
  Entercom Communications Corp. (a)                       1,600                 73
  Radio One, Inc.-Class D (a)                            34,300                545
  Regent Communications, Inc. (a)                        20,700                124
  Spanish Broadcasting System, Inc. (a)                  25,400                229
Radio, Television & Computer Stores (0.3%)
  GameStop Corp. (a)                                      6,000                101
  Tweeter Home Entertainment Group, Inc. (a)             19,700                164
  Ultimate Electronics, Inc. (a)                          3,200                 29
Research & Testing Services (1.2%)
  Forrester Research, Inc. (a)                           26,100                445
  Pharmaceutical Product
    Development, Inc. (a)                                15,400                463
  Symyx Technologies, Inc. (a)                           21,500                455
Restaurants (2.7%)
  CEC Entertainment Inc. (a)(b)                          15,000                734
  Cheesecake Factory
    Incorporated (The) (a)(b)                            10,000                399
  P.F. Chang's China Bistro, Inc. (a)(b)                 15,000                731
  RARE Hospitality International, Inc. (a)               19,700                489
  Ruby Tuesday, Inc.                                     14,500                397
  Sonic Corp. (a)(b)                                     11,850                330
Retail Trade (1.5%)
  A.C. Moore Arts & Crafts, Inc. (a)                     16,600                384
  Insight Enterprises, Inc. (a)                          27,300                459

                                                         Shares            Value
-----------------------------------------------------------------------------------
Retail Trade (continued)
  Michaels Stores, Inc.                                   8,200          $     389
  PETsMART, Inc.                                         12,000                307
  Schein (Henry), Inc. (a)                                2,500                155
Rubber & Misc. Plastic Products (0.6%)
  Entegris, Inc. (a)                                     33,400                440
  VANS, INC. (a)                                         16,700                188
Savings Institutions (0.3%)
  IndyMac Bancorp, Inc.                                   9,700                285
Security & Commodity Brokers (2.2%)
  Affiliated Managers Group, Inc. (a)(b)                  9,600                696
  Eaton Vance Corp.                                       9,500                331
  Investment Technology Group, Inc. (a)(b)               12,300                244
  Investors Financial Services Corp.                     17,600                622
  Legg Mason, Inc. (b)                                    2,800                233
  Waddell & Reed Financial, Inc.-Class A                 14,950                332
Social Services (0.5%)
  Bright Horizons Family Solutions, Inc. (a)             13,300                571
Stone, Clay & Glass Products (0.3%)
  Cabot Microelectronics Corporation (a)(b)               5,373                306
Telecommunications (0.8%)
  Nextel Partners, Inc.-Class A (a)(b)                   70,000                841
  NII Holdings, Inc. (a)                                  1,400                108
Transportation & Public Utilities (1.2%)
  Expeditors International of
    Washington, Inc.                                      1,500                 56
  Forward Air Corporation (a)                            22,100                643
  UTI Worldwide, Inc.                                    18,900                655
Trucking & Warehousing (1.2%)
  Covenant Transport, Inc.-Class A (a)                   14,700                280
  Iron Mountain Incorporated (a)                         23,350                894
  Swift Transportation Co., Inc. (a)(b)                   9,400                211
Variety Stores (0.6%)
  Dollar Tree Stores, Inc. (a)                            7,800                298
  Family Dollar Stores, Inc.                              3,600                157
  Fred's, Inc.                                            7,150                269
Wholesale Trade Durable Goods (1.4%)
  Patterson Dental Company (a)(b)                        11,500                736
  SCP Pool Corporation (a)(b)                            24,587                861
Wholesale Trade Nondurable Goods (0.7%)
  Performance Food Group Company (a)(b)                   8,400                313
  United Natural Foods, Inc. (a)                         12,600                487
                                                                         ---------
Total Common Stocks (cost: $96,427)                                        110,414
                                                                         ---------


The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                         IDEX T. Rowe Price Small Cap 6

IDEX T. Rowe Price Small Cap

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                 Principal         Value
-------------------------------------------------------------------------
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (0.0%)
  U.S. Treasury Bill (d)
    0.92%, due 12/18/2003                       $       50      $      50
                                                                ---------
Total Short-Term U.S. Government Obligations (cost: $50)               50
                                                                ---------
SECURITY LENDING COLLATERAL (18.1%)
Debt (15.9%)
Bank Notes (1.9%)
  Canadian Imperial Bank of Commerce
    1.12%, due 11/04/2003                              886            886
  Fleet National Bank
    1.06%, due 01/21/2004                            1,240          1,240
Euro Dollar Terms (9.0%)
  Bank of Montreal
    1.03%, due 11/13/2003                              709            709
    1.04%, due 11/14/2003                              622            622
  Bank of Nova Scotia (The)
    1.06%, due 11/12/2003                              354            354
  Bank of Scotland
    1.04%, due 11/14/2003                              709            709
  Citigroup Inc.
    1.08%, due 01/05/2004                            1,063          1,063
  Credit Agricole Indosuez
    1.08%, due 01/06/2004                              780            780
  Den Danske Bank
    1.04%, due 11/10/2003                              354            354
    1.08%, due 01/20/2004                            1,063          1,063
  Royal Bank of Canada
    1.04%, due 11/24/2003                              886            886
    1.06%, due 12/08/2003                              354            354
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/15/2004                            1,063          1,063

                                                 Principal         Value
-------------------------------------------------------------------------
Euro Dollar Terms (continued)
  SouthTrust Bank
    1.08%, due 01/16/2004                       $    1,063      $   1,063
  Wells Fargo & Company
    1.04%, due 11/20/2003                            1,063          1,063
Promissory Notes (1.1%)
  Goldman Sachs Group, Inc. (The)
    1.15%, due 11/03/2003                            1,240          1,240
Repurchase Agreements (3.9%) (c)
  Goldman Sachs Group, Inc. (The)
    1.10% Repurchase Agreement dated
    10/31/2003 to be repurchased at $354
    on 11/03/2003                                      354            354
  Merrill Lynch & Co., Inc.
    1.10% Repurchase Agreement dated
    10/31/2003 to be repurchased at $4,076
    on 11/03/2003                                    4,076          4,076

                                                  Shares           Value
--------------------------------------------------------------------------
Investment Companies (2.2%)
Money Market Funds (2.2%)
  Merrimac Cash Series Fund-
    Premium Class
    1-day yield of 0.97%                         2,480,527      $   2,481
                                                                ---------
Total Security Lending Collateral (cost: $20,360)                  20,360
                                                                ---------
Total Investment Securities (cost: $116,837)                    $ 130,824
                                                                =========
SUMMARY:
  Investments, at value                              116.1 %    $ 130,824
  Liabilities in excess of other assets              (16.1)%      (18,163)
                                                 ---------      ---------
  Net assets                                         100.0 %    $ 112,661
                                                 =========      =========

FUTURES CONTRACTS:
----------------------------------------------------------------------
                                                        Net Unrealized
                                  Settlement             Apprecation
                      Contracts      Date      Amount   (Depreciation)
----------------------------------------------------------------------
Russell 2000 Index       2        12/18/2003   $ 511         $ 17

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

(b) At October 31, 2003, all or a portion of this security is on loan (see Note
    1). The value at October 31, 2003, of all securities on loan is $19,650.

(c) Cash collateral for the Repurchase Agreements, valued at $4,518, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%-10.18% and 06/01/2004-12/31/2049, respectively.

(d) At October 31, 2003, all or a portion of this security is segregated with the custodian to cover margin requirements for open futures contracts. The value of all securities segregated at October 31, 2003, is $50.

DEFINITIONS:

ADR American Depositary Receipt

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                         IDEX T. Rowe Price Small Cap 7

IDEX T. Rowe Price Small Cap

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $116,837)
     (including $19,650 of securities loaned)                   $ 130,824
  Cash                                                              2,539
  Receivables:
     Shares of beneficial interest sold                               996
     Interest                                                           1
     Dividends                                                         11
  Other                                                                17
                                                                ---------
                                                                  134,388
                                                                ---------
Liabilities:
  Investment securities purchased                                     937
  Accounts payable and accrued liabilities:
     Shares of beneficial interest redeemed                           193
     Management and advisory fees                                     126
     Distribution fees                                                 40
     Transfer agent fees                                               24
  Variation margin                                                      3
  Payable for securities on loan                                   20,360
  Other                                                                44
                                                                ---------
                                                                   21,727
                                                                ---------
Net Assets                                                      $ 112,661
                                                                =========
Net Assets Consist of:
  Shares of beneficial interest, unlimited shares authorized    $ 106,469
  Undistributed net investment income (loss)                            -
  Accumulated net realized gain (loss) from investment
     securities and futures contracts                              (7,811)
  Net unrealized appreciation (depreciation) on:
     Investment securities                                         13,986
     Futures contracts                                                 17
                                                                ---------
Net Assets                                                      $ 112,661
                                                                =========
Shares Outstanding:
  Class A                                                           8,954
  Class B                                                           1,189
  Class C                                                             235
  Class L                                                              61
  Class M                                                             229
Net Asset Value Per Share:
  Class A                                                       $   10.61
  Class B                                                           10.28
  Class C                                                           10.28
  Class L                                                           10.28
  Class M                                                           10.33
Maximum Offering Price Per Share (a):
  Class A                                                       $   11.23
  Class M                                                           10.43

(a) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, and L shares represents offering price. The redemption price for Classes B, L, and M shares equals net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the year ended October 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                             $      6
  Dividends                                                  75
  Income from loaned securities-net                          11
                                                       --------
                                                             92
                                                       --------
Expenses:
  Management and advisory fees                              368
  Transfer agent fees                                       167
  Printing and shareholder reports                           25
  Custody fees                                               43
  Administration fees                                        32
  Legal fees                                                  2
  Auditing and accounting fees                               20
  Trustees fees                                               3
  Registration fees                                          64
  Other                                                       3
  Distribution and service fees:
     Class A                                                113
     Class B                                                 96
     Class C                                                 21
     Class L                                                  2
     Class M                                                 15
                                                       --------
  Total expenses                                            974
  Less:
     Advisory fee waiver                                    (85)
                                                       --------
  Net expenses                                              889
                                                       --------
Net Investment Income (Loss)                               (797)
                                                       --------
Net Realized Gain (Loss) from:
  Investment securities                                  (1,328)
  Futures contracts                                          95
                                                       --------
                                                         (1,233)
                                                       --------
Net Increase (Decrease) in Unrealized Appreciation
  (Depreciation) on:
  Investment securities                                  18,595
  Futures contracts                                          17
                                                       --------
                                                         18,612
                                                       --------
Net Gain (Loss) on Investment Securities and Futures
  Contracts                                              17,379
                                                       --------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                           $ 16,582
                                                       ========

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                         IDEX T. Rowe Price Small Cap 8

IDEX T. Rowe Price Small Cap

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                                   October 31,     October 31,
                                                      2003            2002
                                                   -----------     -----------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                     $    (797)      $   (465)
  Net realized gain (loss) from investment
     securities and futures contracts                 (1,233)        (4,374)
  Net unrealized appreciation
     (depreciation) on investment
     securities and futures contracts                 18,612           (148)
                                                   ---------       --------
                                                      16,582         (4,987)
                                                   ---------       --------
Distributions to Shareholders:
  From net investment income:
     Class A                                               -              -
     Class B                                               -              -
     Class C                                               -              -
     Class L                                               -              -
     Class M                                               -              -
                                                   ---------       --------
                                                           -              -
                                                   ---------       --------
  From net realized gains:
     Class A                                               -              -
     Class B                                               -              -
     Class C                                               -              -
     Class L                                               -              -
     Class M                                               -              -
                                                   ---------       --------
                                                           -              -
                                                   ---------       --------
Capital Share Transactions:
  Proceeds from shares sold:
     Class A                                          80,987          6,591
     Class B                                           3,085          5,590
     Class C                                             548          1,472
     Class L                                             692              -
     Class M                                           1,395            630
                                                   ---------       --------
                                                      86,707         14,283
                                                   ---------       --------
  Dividends and distributions reinvested:
     Class A                                               -              -
     Class B                                               -              -
     Class C                                               -              -
     Class L                                               -              -
     Class M                                               -              -
                                                   ---------       --------
                                                           -              -
                                                   ---------       --------
  Cost of shares redeemed:
     Class A                                          (4,857)        (5,379)
     Class B                                          (2,700)        (3,855)
     Class C                                            (740)          (932)
     Class L                                            (127)             -
     Class M                                          (1,073)          (928)
                                                   ---------       --------
                                                      (9,497)       (11,094)
                                                   ---------       --------
                                                      77,210          3,189
                                                   ---------       --------
Net increase (decrease) in net assets                 93,792         (1,798)
                                                   ---------       --------
Net Assets:
  Beginning of year                                   18,869         20,667
                                                   ---------       --------
  End of year                                      $ 112,661       $ 18,869
                                                   =========       ========
Undistributed Net Investment Income (Loss)         $       -       $      -
                                                   =========       ========

                                                   October 31,     October 31,
                                                      2003            2002
                                                   -----------     -----------
Share Activity:
  Shares issued:
     Class A                                           8,673            663
     Class B                                             350            572
     Class C                                              63            151
     Class L                                              75              -
     Class M                                             155             65
                                                   ---------       --------
                                                       9,316          1,451
                                                   ---------       --------
  Shares issued-reinvested from distributions:
     Class A                                               -              -
     Class B                                               -              -
     Class C                                               -              -
     Class L                                               -              -
     Class M                                               -              -
                                                   ---------       --------
                                                           -              -
                                                   ---------       --------
  Shares redeemed:
     Class A                                            (547)          (582)
     Class B                                            (322)          (433)
     Class C                                             (87)          (101)
     Class L                                             (14)             -
     Class M                                            (128)           (95)
                                                   ---------       --------
                                                      (1,098)        (1,211)
                                                   ---------       --------
Net increase (decrease) in shares
  outstanding                                          8,218            240
                                                   =========       ========

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                         IDEX T. Rowe Price Small Cap 9

IDEX T. Rowe Price Small Cap

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                        For a share of beneficial interest outstanding throughout each period
                       ------------------------------------------------------------------------------------------------------------
                                                 Investment Operations                     Distributions
                                     ------------------------------------------  -------------------------------------
                         Net Asset                                                                                       Net Asset
             For the       Value,         Net        Net Realized                 From Net    From Net                      Value,
             Period      Beginning     Investment   and Unrealized      Total    Investment   Realized       Total           End
          Ended (d)(g)   of Period   Income (Loss)    Gain (Loss)    Operations    Income       Gains    Distributions    of Period
-----------------------------------------------------------------------------------------------------------------------------------
Class A    10/31/2003     $  7.83      $ (0.15)        $  2.93        $  2.78       $ -        $    -      $     -        $ 10.61
           10/31/2002        9.46        (0.16)          (1.47)         (1.63)        -             -            -           7.83
           10/31/2001       13.17        (0.14)          (3.56)         (3.70)        -         (0.01)       (0.01)          9.46
           10/31/2000       11.01        (0.07)           2.51           2.44         -         (0.28)       (0.28)         13.17
           10/31/1999       10.00         0.02            0.99           1.01         -             -            -          11.01
-----------------------------------------------------------------------------------------------------------------------------------
Class B    10/31/2003        7.63        (0.19)           2.84           2.65         -             -            -          10.28
           10/31/2002        9.29        (0.22)          (1.44)         (1.66)        -             -            -           7.63
           10/31/2001       13.05        (0.21)          (3.54)         (3.75)        -         (0.01)       (0.01)          9.29
           10/31/2000       10.97        (0.15)           2.51           2.36         -         (0.28)       (0.28)         13.05
           10/31/1999       10.00        (0.02)           0.99           0.97         -             -            -          10.97
-----------------------------------------------------------------------------------------------------------------------------------
Class C    10/31/2003        7.63        (0.19)           2.84           2.65         -             -            -          10.28
           10/31/2002        9.29        (0.21)          (1.45)         (1.66)        -             -            -           7.63
           10/31/2001       13.05        (0.24)          (3.51)         (3.75)        -         (0.01)       (0.01)          9.29
           10/31/2000       10.97        (0.15)           2.51           2.36         -         (0.28)       (0.28)         13.05
-----------------------------------------------------------------------------------------------------------------------------------
Class L    10/31/2003        7.52        (0.20)           2.96           2.76         -             -            -          10.28
-----------------------------------------------------------------------------------------------------------------------------------
Class M    10/31/2003        7.66        (0.18)           2.85           2.67         -             -            -          10.33
           10/31/2002        9.31        (0.19)          (1.46)         (1.65)        -             -            -           7.66
           10/31/2001       13.07        (0.20)          (3.55)         (3.75)        -         (0.01)       (0.01)          9.31
           10/31/2000       10.98        (0.14)           2.51           2.37         -         (0.28)       (0.28)         13.07
           10/31/1999       10.00        (0.01)           0.99           0.98         -             -            -          10.98
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ----------------------------------------------------------------------
                                                            Ratio of Expenses
                                             Net Assets,         to Average          Net Investment
                For the                        End of           Net Assets (a)         Income (Loss)     Portfolio
                Period         Total           Period      -----------------------      to Average       Turnover
               Ended (g)     Return (c)        (000's)      Net (e)     Total (f)      Net Assets (a)     Rate (b)
-------------------------------------------------------------------------------------------------------------------
Class A      10/31/2003         35.50%        $ 95,018       1.75%       1.93%             (1.55)%          25%
             10/31/2002        (17.22)           6,487       1.74        2.67              (1.52)           55
             10/31/2001        (28.11)           7,067       1.55        2.56              (1.30)           49
             10/31/2000         22.31            8,262       1.55        2.83              (1.14)           53
             10/31/1999         10.13            1,272       1.55        7.93              (1.15)           43
-------------------------------------------------------------------------------------------------------------------
Class B      10/31/2003         34.73           12,227       2.40        2.58              (2.20)           25
             10/31/2002        (17.85)           8,860       2.39        3.32              (2.17)           55
             10/31/2001        (28.73)           9,496       2.20        3.21              (1.95)           49
             10/31/2000         21.63            8,119       2.20        3.48              (1.79)           53
             10/31/1999          9.70            1,135       2.20        8.58              (1.80)           43
-------------------------------------------------------------------------------------------------------------------
Class C      10/31/2003         34.73            2,417       2.40        2.58              (2.20)           25
             10/31/2002        (17.85)           1,975       2.39        3.32              (2.17)           55
             10/31/2001        (28.73)           1,943       2.20        3.21              (1.95)           49
             10/31/2000         21.63            1,626       2.20        3.48              (1.79)           53
-------------------------------------------------------------------------------------------------------------------
Class L      10/31/2003         36.70              628       2.40        2.58              (2.20)           25
-------------------------------------------------------------------------------------------------------------------
Class M      10/31/2003         34.86            2,371       2.30        2.48              (2.10)           25
             10/31/2002        (17.76)           1,547       2.29        3.22              (2.07)           55
             10/31/2001        (28.64)           2,161       2.10        3.11              (1.85)           49
             10/31/2000         21.73            2,489       2.10        3.38              (1.69)           53
             10/31/1999          9.77              685       2.10        8.48              (1.70)           43
-------------------------------------------------------------------------------------------------------------------

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                         IDEX T. Rowe Price Small Cap 10

IDEX T. Rowe Price Small Cap

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)

NOTES TO FINANCIAL HIGHLIGHTS

(a) Annualized.

(b) Not annualized for periods of less than one year.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ended 10/31/2001, 10/31/2002, and 10/31/2003.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) IDEX T. Rowe Price Small Cap ("the Fund") commenced operations on March 1, 1999. The inception date for the Fund's offering of share classes C and L are as follows:
       Class C - November 1, 1999
       Class L - November 11, 2002

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                         IDEX T. Rowe Price Small Cap 11

IDEX T. Rowe Price Small Cap

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At October 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

IDEX Mutual Funds is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX T. Rowe Price Small Cap ("the Fund"), part of IDEX Mutual Funds, began operations on March 1, 1999.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers five classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. Effective November 11, 2002, Class C and M shares were closed to new investors. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Trustees and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2003, was paying an interest rate of 0.75%.

Directed brokerage: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which IDEX Mutual Funds has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within IDEX Mutual Funds, or by any other party. Directed commissions during the year ended October 31, 2003, of $6 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $4 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are included in Investment securities at value on the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

IDEX Mutual Funds                                             Annual Report 2003

                         IDEX T. Rowe Price Small Cap 12

IDEX T. Rowe Price Small Cap

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Futures contracts: The Fund may enter into futures contracts to manage exposure to market, interest rate or currency fluctuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with futures contracts are imperfect correlation between the change in value of the securities held and the prices of futures contracts; the possibility of an illiquid market and inability of the counterparty to meet the contract terms.

The underlying face amounts of open futures contracts at October 31, 2003, are listed in the Schedule of Investments. The variation margin payable, is included in the accompanying Statement of Assets and Liabilities. Variation margin represents the additional payments due in order to maintain the equity account at the required margin level.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Adviser, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (ie: through the assets allocation funds)

                                      Net         % of
                                    Assets     Net Assets
                                   --------   -----------
IDEX Asset Allocation
  Conservative Portfolio             8,797          8%
IDEX Asset Allocation Growth        20,348         18%
IDEX Asset Allocation Moderate
  Growth                            32,319         29%
IDEX Asset Allocation Moderate      24,521         22%
                                                -----
                                                   77%

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following stated break points:

     0.80% of the first $500 million of ANA
     0.70% of ANA over $500 million

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

     1.40% Expense Limit

If total fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The 12b-1 fee for the Fund is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

  Class A            0.35%
  Class B            1.00%
  Class C            1.00%
  Class L            1.00%
  Class M            0.90%

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, L, M and certain A share redemptions. For the year ended October 31, 2003, the underwriter commissions were as follows:

  Received by Underwriter      $ 55
  Retained by Underwriter         3
  Contingent Sales Charges       25

IDEX Mutual Funds                                             Annual Report 2003

                         IDEX T. Rowe Price Small Cap 13

IDEX T. Rowe Price Small Cap

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 2-(continued)

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Transfer agent fees: The Fund incurs ATIS annual per-account charges (not in thousands) of $20.00 for each open shareholder account and $1.63 for each closed account maintained, and certain out of pocket expenses.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any IDEX Fund. At October 31, 2003, the value of invested plan amounts was $1. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2003, were as follows:

Purchases of securities:
  Long-Term excluding U.S. Government                $ 85,533
  U.S. Government                                           -
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                  11,186
  U.S. Government                                           -

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Shares of beneficial interest, unlimited
       shares authorized                               $ (797)
     Undistributed net investment income (loss)           797
     Accumulated net realized gain (loss) from
       investment securities and futures contracts          -

The tax basis components of distributable earnings as of October 31, 2003, are as follows:

     Undistributed Ordinary Income                  $      -
                                                    ========
     Undistributed Long-term Capital Gains          $      -
                                                    ========
     Capital Loss Carryforward                      $ (6,989)
                                                    ========
     Net Unrealized Appreciation (Depreciation)     $ 13,183
                                                    ========

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

 Capital Loss
 Carryforward          Available through
--------------         -----------------
 $ 1,832               October 31, 2009
   4,119               October 31, 2010
   1,038               October 31, 2011

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2003, are as follows:

     Federal Tax Cost Basis                         $ 117,641
                                                    =========
     Unrealized Appreciation                        $ 16,358
     Unrealized (Depreciation)                        (3,175)
                                                    ---------
     Net Unrealized Appreciation (Depreciation)     $ 13,183
                                                    =========

IDEX Mutual Funds                                             Annual Report 2003

                         IDEX T. Rowe Price Small Cap 14

--------------------------------------------------------------------------------
               Report of Independent Certified Public Accountants

To the Board of Trustees and Shareholders of IDEX T. Rowe Price Small Cap

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of IDEX T. Rowe Price Small Cap (the "Fund") (one of the portfolios constituting the IDEX Mutual Funds) at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
December 18, 2003


IDEX Mutual Funds                                             Annual Report 2003

                         IDEX T. Rowe Price Small Cap 15

IDEX T. Rowe Price Tax-Efficient Growth

--------------------------------------------------------------------------------

MARKET ENVIRONMENT

Large-cap growth stocks extended their post-war rally in the third quarter, though a sharp stock market decline late in the period trimmed their gains. Supportive factors included generally favorable corporate earnings, accommodative monetary and fiscal policies, and data that showed improving trends in several segments of the economy.

PERFORMANCE

For the year ended October 31, 2003, IDEX T. Rowe Price Tax-Efficient Growth returned 21.76%. By comparison its benchmark, the Standard and Poor's 500 Composite Stock Index, ("S&P 500") returned 20.79%.

STRATEGY REVIEW

The portfolio is well diversified and structured much like other large-cap growth funds as measured by the Lipper Large-Cap Growth Funds Index ("Lipper Index"), though the average market capitalization of our holdings is slightly higher. We have constructed what we believe is the best buy-and-hold portfolio by focusing on companies that we believe have strong market positions, good growth prospects, and reasonable valuations. Our discipline is not to time the market, as it is an impossible task. The portfolio invests for the long term and only holds a small cash position.

The portfolio's price/earnings ratio ("P/E") and dividend yield are comparable to the Lipper Index, while its beta and past and projected earnings growth rates are slightly lower. This reflects our focus on companies with consistent and profitable long-term growth rather than explosive short-term growth. The portfolio is more growth-oriented than the S&P 500, as reflected by its higher historical and projected earnings growth rates, lower dividend yield, and higher P/E ratio.

One of the most important measures for us is return on equity (ROE), and we look for companies with return on capital that is high and sustainable, and not excessively tied to the business cycle.

/s/ Donald J. Peters

Donald J. Peters

Co-Fund Managers
T. Rowe Price Associates, Inc.


IDEX Mutual Funds                                             Annual Report 2003

                    IDEX T. Rowe Price Tax-Efficient Growth 1

IDEX T. Rowe Price Tax-Efficient Growth

--------------------------------------------------------------------------------

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Growth of $10,000
Inception of 3/1/99 through 10/31/03
Investment less sales charges - $9,452

[The following table was depicted as a mountain chart in the printed material.]

   DATE                    Class A                    S&P 500
----------               ----------                 ----------
  3/1/1999                  9,452                     10,000
 3/31/1999                  9,534                     10,400
 6/30/1999                 10,303                     11,133
 9/30/1999                  9,398                     10,439
12/31/1999                  9,479                     11,991
 3/31/2000                  9,369                     12,266
 6/30/2000                  9,670                     11,941
 9/30/2000                  9,964                     11,825
12/31/2000                 10,378                     10,900
 3/31/2001                  9,630                      9,609
 6/30/2001                 10,052                     10,171
 9/30/2001                  9,020                      8,678
12/31/2001                  9,877                      9,606
 3/31/2002                 10,041                      9,632
 6/30/2002                  8,320                      8,342
 9/30/2002                  7,054                      6,902
12/31/2002                  7,629                      7,484
 3/31/2003                  7,409                      7,247
 6/30/2003                  8,703                      8,363
 9/30/2003                  8,895                      8,584
10/31/2003                  9,440                      9,070

Average Annual Total Return for Periods Ended 10/31/03
--------------------------------------------------------------------------------

                                                                                    From     Inception
                                                                    1 year       Inception      Date
------------------------------------------------------------------------------------------------------
Class A (NAV)                                                        21.76%        -0.03%       3/1/99
Class A (POP)                                                        15.06%        -1.23%       3/1/99
Return after taxes on distributions(2)                               15.06%        -1.35%       3/1/99
Return after taxes on distributions and sale of fund shares(2)        9.79%        -1.11%       3/1/99
S&P 500(1)                                                           20.79%        -2.07%       3/1/99
------------------------------------------------------------------------------------------------------
Class B (NAV)                                                        21.05%        -0.68%       3/1/99
Class B (POP)                                                        16.05%        -0.89%       3/1/99
------------------------------------------------------------------------------------------------------
Class C (NAV)                                                        21.05%        -1.27%      11/1/99
------------------------------------------------------------------------------------------------------
Class L (NAV)                                                            -         22.12%     11/11/02
Class L (POP)                                                            -         20.12%     11/11/02
------------------------------------------------------------------------------------------------------
Class M (NAV)                                                        21.13%        -0.58%       3/1/99
Class M (POP)                                                        18.91%        -0.79%       3/1/99
------------------------------------------------------------------------------------------------------

NOTES

(1) The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

(2) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

The performance data presented represents past performance, future results may vary. Performance data for B, C, L and M shares do not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares, (2% in the 1st year and 1% in the 2nd year) for Class L shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Class C and M shares are not available to new investors.

Funds managed for tax efficiency may not be suitable for IRAs and other nontaxable accounts, as the pre-tax returns may be lower than a similar fund that is not managed with tax considerations. In addition, while tax managed funds have the ability to distribute capital gains, investors may still incur a taxable gain upon liquidating their account.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

IDEX Mutual Funds                                             Annual Report 2003

                    IDEX T. Rowe Price Tax-Efficient Growth 2

IDEX T. Rowe Price Tax-Efficient Growth

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts except share amounts in thousands)

                                                     Shares               Value
---------------------------------------------------------------------------------
COMMON STOCKS (100.4%)
Aerospace (0.3%)
  Boeing Company (The)                                2,600             $     100
Amusement & Recreation Services (1.5%)
  Disney (Walt) Company (The)                        20,900                   473
Apparel Products (0.7%)
  Cintas Corporation (b)                              5,400                   230
Automotive (0.7%)
  Harley-Davidson, Inc. (b)                           4,700                   223
Beverages (3.0%)
  Anheuser-Busch Companies, Inc.                      2,900                   143
  Coca-Cola Company (The)                            11,200                   520
  PepsiCo, Inc.                                       6,670                   319
Business Services (8.5%)
  ChoicePoint Inc. (a)                                4,700                   165
  Clear Channel Communications, Inc.                 14,400                   588
  eBay Inc. (a)                                       5,000                   280
  Equifax Inc. (b)                                    3,400                    83
  First Data Corporation (b)                         12,300                   439
  Monster Worldwide, Inc. (a)(b)                      4,300                   110
  Moody's Corporation                                 3,800                   220
  Omnicom Group, Inc. (b)                             6,000                   479
  Robert Half International Inc. (a)                  6,500                   153
  WPP Group PLC-ADR                                   5,400                   259
Chemicals & Allied Products (2.9%)
  Avon Products, Inc.                                 2,100                   143
  Colgate-Palmolive Company                           3,500                   186
  Ecolab Inc.                                         3,600                    97
  Procter & Gamble Company (The)                      4,300                   423
  Valspar Corporation (The)                           2,000                    95
Commercial Banks (8.9%)
  Bank of New York Company, Inc. (The)                8,600                   268
  Citigroup Inc.                                     17,759                   842
  Mellon Financial Corporation                        4,000                   119
  Northern Trust Corporation                         13,400                   621
  State Street Corporation (b)                       13,300                   696
  Wells Fargo & Company                               6,400                   360
Communication (2.7%)
  Certegy Inc.                                        4,800                   162
  Viacom, Inc.-Class B                               17,700                   706
Communications Equipment (0.3%)
  Nokia Oyj-ADR                                       5,500                    93
Computer & Data Processing Services (6.2%)
  Automatic Data Processing, Inc.                     6,500                   245
  BMC Software, Inc. (a)                              5,600                    97
  Computer Associates International, Inc.             3,900                    92
  Intuit Inc. (a)                                     3,800                   190

                                                     Shares               Value
---------------------------------------------------------------------------------
Computer & Data Processing Services (continued)
  Microsoft Corporation                              40,500             $   1,059
  Oracle Corporation (a)                             21,000                   251
  Yahoo! Inc. (a)                                     2,300                   101
Computer & Office Equipment (3.7%)
  Cisco Systems, Inc. (a)                            31,300                   657
  Dell Computer Corporation (a)                      12,500                   452
  EMC Corporation (a)                                 7,700                   107
Drug Stores & Proprietary Stores (1.5%)
  CVS Corporation                                     4,200                   148
  Medco Health Solutions, Inc. (a)                    1,109                    37
  Walgreen Co.                                        8,300                   289
Educational Services (1.0%)
  Apollo Group, Inc.-Class A (a)                      2,650                   168
  DeVRY Inc. (a)(b)                                   6,400                   155
Electronic & Other Electric Equipment (2.8%)
  General Electric Company                           31,550                   915
Electronic Components & Accessories (10.9%)
  Altera Corporation (a)(b)                          14,700                   297
  Analog Devices, Inc. (a)                            7,400                   328
  Broadcom Corporation-Class A (a)(b)                 3,500                   112
  Intel Corporation                                  23,600                   780
  Linear Technology Corporation                      11,600                   494
  Maxim Integrated Products                          10,800                   537
  Microchip Technology Incorporated                   6,300                   206
  Molex Incorporated-Class A (b)                      3,500                    93
  Texas Instruments Incorporated                     13,700                   396
  Xilinx, Inc. (a)                                    9,400                   298
Fabricated Metal Products (0.4%)
  Gillette Company (The)                              4,000                   128
Food & Kindred Products (0.7%)
  General Mills, Inc. (b)                             2,800                   126
  Wrigley (Wm.) Jr. Company                           1,700                    96
Furniture & Home Furnishings Stores (0.8%)
  Bed Bath & Beyond Inc. (a)                          3,500                   148
  Williams-Sonoma, Inc. (a)                           3,600                   127
Industrial Machinery & Equipment (0.9%)
  Applied Materials, Inc. (a)                         9,100                   213
  Illinois Tool Works Inc.                            1,200                    88
Insurance (5.6%)
  Ambac Financial Group, Inc.                         2,400                   170
  American International Group, Inc.                 12,063                   734
  UnitedHealth Group Incorporated                     9,600                   488
  WellPoint Health Networks Inc. (a)                  5,000                   445
Insurance Agents, Brokers & Service (1.3%)
  Marsh & McLennan Companies, Inc.                   10,200                   436

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                    IDEX T. Rowe Price Tax-Efficient Growth 3

IDEX T. Rowe Price Tax-Efficient Growth

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                Shares               Value
----------------------------------------------------------------------------
Lumber & Other Building Materials (1.4%)
  Home Depot, Inc. (The)                        12,000             $    445
Management Services (0.9%)
  Paychex, Inc.                                  7,200                  280
Manufacturing Industries (0.2%)
  International Game Technology                  1,600                   52
Medical Instruments & Supplies (2.9%)
  Baxter International Inc.                      3,200                   85
  Guidant Corporation                            2,400                  122
  Medtronic, Inc.                               12,600                  574
  Stryker Corporation (b)                        2,100                  170
Motion Pictures (0.9%)
  Time Warner Inc. (a)                          20,000                  306
Paper & Allied Products (0.5%)
  3M Company                                       600                   47
  Kimberly-Clark Corporation                     2,500                  132
Personal Credit Institutions (0.7%)
  SLM Corporation                                5,500                  215
Pharmaceuticals (12.7%)
  Abbott Laboratories                            6,300                  269
  Amgen Inc. (a)                                 6,800                  420
  AstraZeneca PLC-ADR                            2,000                   95
  Cardinal Health, Inc. (b)                      4,800                  285
  Glaxo Wellcome PLC-ADR                         7,000                  303
  Johnson & Johnson                             10,400                  523
  Lilly (Eli) and Company                        6,500                  433
  Merck & Co., Inc.                              9,200                  407
  Pfizer Inc.                                   34,685                1,096
  Wyeth                                          7,700                  340
Printing & Publishing (0.9%)
  McGraw-Hill Companies, Inc. (The)              4,400                  295
Radio & Television Broadcasting (0.6%)
  Univision Communications Inc.-
    Class A (a)(b)                               5,500                  187
Restaurants (0.4%)
  Starbucks Corporation (a)                      4,300                  136
Retail Trade (0.7%)
  Tiffany & Co. (b)                              4,700                  223
Rubber & Misc. Plastic Products (0.3%)
  NIKE, Inc.-Class B (b)                         1,300                   83
Security & Commodity Brokers (1.9%)
  American Express Company                       4,400                  206
  Franklin Resources, Inc.                       4,200                  199
  Schwab (Charles) Corporation (The)            14,600                  198
Telecommunications (0.7%)
  Vodafone Group PLC-ADR (b)                    10,000                  212

                                                Shares               Value
----------------------------------------------------------------------------
Transportation & Public Utilities (1.0%)
  Expeditors International of
    Washington, Inc.                             2,800             $    105
  InterActiveCorp (a)(b)                         5,600                  206
U.S. Government Agencies (3.2%)
  Fannie Mae                                     8,000                  574
  Freddie Mac                                    8,600                  483
Variety Stores (3.9%)
  Dollar General Corporation (b)                 9,800                  220
  Family Dollar Stores, Inc.                     4,500                  196
  Wal-Mart Stores, Inc.                         14,500                  855
Wholesale Trade Nondurable Goods (1.3%)
  SYSCO Corporation (b)                         12,900                  434
                                                                   --------
Total Common Stocks (cost: $25,809)                                  32,709
                                                                   --------
                                                Principal             Value
------------------------------------------------------------------------------
SECURITY LENDING COLLATERAL (14.0%)
Debt (12.3%)
Bank Notes (1.5%)
  Canadian Imperial Bank of Commerce
    1.12%, due 11/04/2003                        $ 199             $    199
  Fleet National Bank
    1.06%, due 01/21/2004                          277                  277
Euro Dollar Terms (6.9%)
  Bank of Montreal
    1.03%, due 11/13/2003                          159                  159
    1.04%, due 11/14/2003                          140                  140
  Bank of Nova Scotia (The)
    1.06%, due 11/12/2003                           80                   80
  Bank of Scotland
    1.04%, due 11/14/2003                          159                  159
  Citigroup Inc.
    1.08%, due 01/05/2004                          238                  238
  Credit Agricole Indosuez
    1.08%, due 01/06/2004                          175                  175
  Den Danske Bank
    1.04%, due 11/10/2003                           80                   80
    1.08%, due 01/20/2004                          239                  239
  Royal Bank of Canada
    1.04%, due 11/24/2003                          199                  199
    1.06%, due 12/08/2003                           80                   80
  Royal Bank of Scotland Group PLC (The)
    1.08%, due 01/15/2004                          239                  239
  SouthTrust Bank
    1.08%, due 01/16/2004                          239                  239
  Wells Fargo & Company
    1.04%, due 11/20/2003                          239                  239
Promissory Notes (0.9%)
  Goldman Sachs Group, Inc. (The)
    1.15%, due 11/03/2003                          277                  277

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                    IDEX T. Rowe Price Tax-Efficient Growth 4

IDEX T. Rowe Price Tax-Efficient Growth

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

                                                  Principal       Value
-------------------------------------------------------------------------
Repurchase Agreements (3.0%) (c)
  Goldman Sachs Group, Inc. (The)
    1.10% Repurchase Agreement dated
    10/31/2003 to be repurchased at $80 on
    11/03/2003                                     $     80      $    80
  Merrill Lynch & Co., Inc.
    1.10% Repurchase Agreement dated
    10/31/2003 to be repurchased at $914
    on 11/03/2003                                       914          914
Investment Companies (1.7%)
Money Market Funds (1.7%)
  Merrimac Cash Series Fund-
    Premium Class
    1-day yield of 0.97%                            556,823      $   557
                                                                 -------
Total Security Lending Collateral (cost: $4,570)                   4,570
                                                                 -------
Total Investment Securities (cost: $30,379)                      $37,279
                                                                 =======

                                                                  Value
------------------------------------------------------------------------
SUMMARY:
  Investments, at value                              114.4 %    $ 37,279
  Liabilities in excess of other assets              (14.4)%      (4,691)
                                                     -----      --------
  Net assets                                         100.0 %    $ 32,588
                                                     =====      ========

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

(b) At October 31, 2003, all or a portion of this security is on loan (see Note
    1). The value at October 31, 2003, of all securities on loan is $4,433.

(c) Cash collateral for the Repurchase Agreements, valued at $1,014, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%-10.18% and 06/01/2004-12/31/2049, respectively.

DEFINITIONS:

ADR American Depositary Receipt

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                    IDEX T. Rowe Price Tax-Efficient Growth 5

IDEX T. Rowe Price Tax-Efficient Growth

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2003
(all amounts except per share amounts in thousands)

Assets:
  Investment securities, at value (cost: $30,379)
     (including $4,433 of securities loaned)                     $ 37,279
  Cash                                                                155
  Receivables:
     Shares of beneficial interest sold                               122
     Dividends                                                         33
  Other                                                                 4
                                                                 --------
                                                                   37,593
                                                                 --------
Liabilities:
  Accounts payable and accrued liabilities:
     Shares of beneficial interest redeemed                           352
     Management and advisory fees                                      15
     Distribution fees                                                 20
     Transfer agent fees                                               19
  Payable for securities on loan                                    4,570
  Other                                                                29
                                                                 --------
                                                                    5,005
                                                                 --------
Net Assets                                                       $ 32,588
                                                                 ========
Net Assets Consist of:
  Shares of beneficial interest, unlimited shares authorized     $ 31,738
  Accumulated net investment income (loss)                             (1)
  Accumulated net realized gain (loss) from investment
     securities                                                    (6,049)
  Net unrealized appreciation (depreciation) on
     investment securities                                          6,900
                                                                 --------
Net Assets                                                       $ 32,588
                                                                 ========
Shares Outstanding:
  Class A                                                           1,325
  Class B                                                           1,468
  Class C                                                             332
  Class L                                                              49
  Class M                                                             173
Net Asset Value Per Share:
  Class A                                                        $   9.85
  Class B                                                            9.66
  Class C                                                            9.66
  Class L                                                            9.66
  Class M                                                            9.69
Maximum Offering Price Per Share (a):
  Class A                                                        $  10.42
  Class M                                                            9.79

(a) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, and L shares represents offering price. The redemption price for Classes B, L, and M shares equals net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the year ended October 31, 2003
(all amounts in thousands)

Investment Income:
  Interest                                                $     2
  Dividends                                                   450
  Income from loaned securities-net                             3
     Less withholding taxes on foreign dividends               (2)
                                                          -------
                                                              453
                                                          -------
Expenses:
  Management and advisory fees                                299
  Transfer agent fees                                         127
  Printing and shareholder reports                             18
  Custody fees                                                 21
  Administration fees                                          36
  Legal fees                                                    3
  Auditing and accounting fees                                 21
  Trustees fees                                                 3
  Registration fees                                            66
  Other                                                         3
  Distribution and service fees:
     Class A                                                   80
     Class B                                                  122
     Class C                                                   29
     Class L                                                    1
     Class M                                                   16
                                                          -------
  Total expenses                                              845
  Less:
     Advisory fee waiver                                      (60)
                                                          -------
  Net expenses                                                785
                                                          -------
Net Investment Income (Loss)                                 (332)
                                                          -------
Net Realized and Unrealized Gain (Loss):
  Realized gain (loss) from investment securities          (3,318)
  Increase (decrease) in unrealized appreciation
     (depreciation) on investment securities               11,969
                                                          -------
Net Gain (Loss) on Investment Securities                    8,651
                                                          -------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                              $ 8,319
                                                          =======

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                    IDEX T. Rowe Price Tax-Efficient Growth 6

IDEX T. Rowe Price Tax-Efficient Growth

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

                                                    October 31,       October 31,
                                                        2003             2002
                                                    -----------       -----------
Increase (Decrease) In Net Assets From:
Operations:
  Net investment income (loss)                       $   (332)          $   (250)
  Net realized gain (loss) from investment
     securities                                        (3,318)            (1,926)
  Net unrealized appreciation
     (depreciation) on investment
     securities                                        11,969             (3,554)
                                                     --------           --------
                                                        8,319             (5,730)
                                                     --------           --------
Distributions to Shareholders:
  From net investment income:
     Class A                                                -                  -
     Class B                                                -                  -
     Class C                                                -                  -
     Class L                                                -                  -
     Class M                                                -                  -
                                                     --------           --------
                                                            -                  -
                                                     --------           --------
  From net realized gains:
     Class A                                                -                 (4)
     Class B                                                -                 (8)
     Class C                                                -                 (2)
     Class L                                                -                  -
     Class M                                                -                 (1)
                                                     --------           --------
                                                            -                (15)
                                                     --------           --------
Capital Share Transactions:
  Proceeds from shares sold:
     Class A                                           15,466             18,342
     Class B                                            3,312              4,876
     Class C                                              775              1,368
     Class L                                              457                  -
     Class M                                              244                602
                                                     --------           --------
                                                       20,254             25,188
                                                     --------           --------
  Dividends and distributions reinvested:
     Class A                                                -                  4
     Class B                                                -                  7
     Class C                                                -                  2
     Class L                                                -                  -
     Class M                                                -                  1
                                                     --------           --------
                                                            -                 14
                                                     --------           --------
  Cost of shares redeemed:
     Class A                                          (28,901)            (3,710)
     Class B                                           (3,349)            (5,604)
     Class C                                           (1,024)            (1,260)
     Class L                                              (16)                 -
     Class M                                             (983)              (954)
                                                     --------           --------
                                                      (34,273)           (11,528)
                                                     --------           --------
                                                      (14,019)            13,674
                                                     --------           --------
Net increase (decrease) in net assets                  (5,700)             7,929
                                                     --------           --------
Net Assets:
  Beginning of year                                    38,288             30,359
                                                     --------           --------
  End of year                                        $ 32,588           $ 38,288
                                                     ========           ========
Accumulated Net Investment Income                    $     (1)          $     (1)
                                                     ========           ========

                                                    October 31,       October 31,
                                                        2003             2002
                                                    -----------       -----------
Share Activity:
  Shares issued:
     Class A                                          1,908               2,160
     Class B                                            381                 498
     Class C                                             89                 147
     Class L                                             51                   -
     Class M                                             29                  61
                                                     ------              ------
                                                      2,458               2,866
                                                     ------              ------
  Shares issued-reinvested from distributions:
     Class A                                              -                   -
     Class B                                              -                   1
     Class C                                              -                   -
     Class L                                              -                   -
     Class M                                              -                   -
                                                     ------              ------
                                                          -                   1
                                                     ------              ------
  Shares redeemed:
     Class A                                         (3,225)               (414)
     Class B                                           (403)               (643)
     Class C                                           (123)               (141)
     Class L                                             (2)                  -
     Class M                                           (116)               (105)
                                                     ------              ------
                                                     (3,869)             (1,303)
                                                     ------              ------
Net increase (decrease) in shares
  outstanding                                        (1,411)              1,564
                                                     ======              ======

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                    IDEX T. Rowe Price Tax-Efficient Growth 7

IDEX T. Rowe Price Tax-Efficient Growth

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                         For a share of beneficial interest outstanding throughout each period
                          ----------------------------------------------------------------------------------------------------------
                                                 Investment Operations                        Distributions
                                      ------------------------------------------- --------------------------------------
                         Net Asset                                                                                        Net Asset
             For the       Value,         Net         Net Realized                  From Net    From Net                      Value,
             Period      Beginning     Investment    and Unrealized      Total     Investment   Realized       Total          End
          Ended (d)(g)   of Period    Income (Loss)     Gain (Loss)    Operations    Income       Gains    Distributions   of Period
------------------------------------------------------------------------------------------------------------------------------------
Class A    10/31/2003     $  8.09       $ (0.05)         $  1.81        $  1.76    $      -       $ -       $      -      $   9.85
           10/31/2002        9.54         (0.02)           (1.43)         (1.45)          -         -              -          8.09
           10/31/2001       10.64          0.05            (1.13)         (1.08)      (0.02)        -          (0.02)         9.54
           10/31/2000       10.20          0.08             0.44           0.52       (0.08)        -          (0.08)        10.64
           10/31/1999       10.00          0.06             0.18           0.24       (0.04)        -          (0.04)        10.20
------------------------------------------------------------------------------------------------------------------------------------
Class B    10/31/2003        7.99         (0.10)            1.77           1.67           -         -              -          9.66
           10/31/2002        9.49         (0.09)           (1.41)         (1.50)          -         -              -          7.99
           10/31/2001       10.63         (0.02)           (1.12)         (1.14)          -         -              -          9.49
           10/31/2000       10.19          0.02             0.44           0.46       (0.02)        -          (0.02)        10.63
           10/31/1999       10.00          0.01             0.18           0.19           -         -              -         10.19
------------------------------------------------------------------------------------------------------------------------------------
Class C    10/31/2003        7.99         (0.10)            1.77           1.67           -         -              -          9.66
           10/31/2002        9.49         (0.09)           (1.41)         (1.50)          -         -              -          7.99
           10/31/2001       10.63         (0.02)           (1.12)         (1.14)          -         -              -          9.49
           10/31/2000       10.19          0.02             0.44           0.46       (0.02)        -          (0.02)        10.63
------------------------------------------------------------------------------------------------------------------------------------
Class L    10/31/2003        7.91         (0.11)            1.86           1.75           -         -              -          9.66
------------------------------------------------------------------------------------------------------------------------------------
Class M    10/31/2003        8.00         (0.09)            1.78           1.69           -         -              -          9.69
           10/31/2002        9.49         (0.08)           (1.41)         (1.49)          -         -              -          8.00
           10/31/2001       10.63         (0.01)           (1.13)         (1.14)          -         -              -          9.49
           10/31/2000       10.19          0.03             0.44           0.47       (0.03)        -          (0.03)        10.63
           10/31/1999       10.00          0.02             0.18           0.20       (0.01)        -          (0.01)        10.19
------------------------------------------------------------------------------------------------------------------------------------

                                                                    Ratios/Supplemental Data
                                            --------------------------------------------------------------------
                                                              Ratio of Expenses
                                             Net Assets,           to Average        Net Investment
               For the                         End of           Net Assets (a)        Income (Loss)    Portfolio
               Period           Total          Period      -----------------------      to Average      Turnover
              Ended (g)      Return (c)        (000's)       Net (e)     Total (f)    Net Assets (a)    Rate (b)
----------------------------------------------------------------------------------------------------------------
Class A      10/31/2003         21.76%        $ 13,057        1.70%        1.85%           (0.56)%          50%
             10/31/2002        (15.20)          21,389        1.68         1.95            (0.27)           76
             10/31/2001        (10.14)           8,552        1.55         2.07             0.47            30
             10/31/2000          5.14            5,452        1.55         2.68             0.66            58
             10/31/1999          2.40            1,840        1.55         7.57             1.09            20
----------------------------------------------------------------------------------------------------------------
Class B      10/31/2003         21.05           14,181        2.35         2.50            (1.21)           50
             10/31/2002        (15.84)          11,897        2.33         2.60            (0.92)           76
             10/31/2001        (10.75)          15,500        2.20         2.72            (0.18)           30
             10/31/2000          4.49            7,597        2.20         3.33             0.01            58
             10/31/1999          1.96            2,134        2.20         8.22             0.44            20
----------------------------------------------------------------------------------------------------------------
Class C      10/31/2003         21.05            3,204        2.35         2.50            (1.21)           50
             10/31/2002        (15.84)           2,920        2.33         2.60            (0.92)           76
             10/31/2001        (10.75)           3,419        2.20         2.72            (0.18)           30
             10/31/2000          4.49            1,935        2.20         3.33             0.01            58
----------------------------------------------------------------------------------------------------------------
Class L      10/31/2003         22.12              473        2.35         2.50            (1.21)           50
----------------------------------------------------------------------------------------------------------------
Class M      10/31/2003         21.13            1,673        2.25         2.40            (1.11)           50
             10/31/2002        (15.71)           2,082        2.23         2.50            (0.82)           76
             10/31/2001        (10.66)           2,888        2.10         2.62            (0.08)           30
             10/31/2000          4.59            1,916        2.10         3.23             0.11            58
             10/31/1999          2.03            1,058        2.10         8.12             0.54            20
----------------------------------------------------------------------------------------------------------------

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                    IDEX T. Rowe Price Tax-Efficient Growth 8

IDEX T. Rowe Price Tax-Efficient Growth

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
NOTES TO FINANCIAL HIGHLIGHTS

(a) Annualized.

(b) Not annualized for periods of less than one year.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ended 10/31/2001, 10/31/2002, and 10/31/2003.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) IDEX T. Rowe Price Tax-Efficient Growth ("the Fund") commenced operations on March 1, 1999. The inception date for the Fund's offering of share classes C and L are as follows:
       Class C - November 1, 1999
       Class L - November 11, 2002

The notes to the financial statements are an integral part of this report.

IDEX Mutual Funds                                             Annual Report 2003

                    IDEX T. Rowe Price Tax-Efficient Growth 9

IDEX T. Rowe Price Tax-Efficient Growth

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
At October 31, 2003
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

IDEX Mutual Funds is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX T. Rowe Price Tax-Efficient Growth ("the Fund"), part of IDEX Mutual Funds, began operations on March 1, 1999.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers five classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. Effective November 11, 2002, Class C and M shares were closed to new investors. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on the NASDAQ INMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Other securities for which quotations are not readily available are valued at fair value determined in good faith, in accordance with procedures established by and, under the supervision of the Board of Trustees and the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2003, was paying an interest rate of 0.75%.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $1 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are included in Investment securities at value on the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as on the Schedule of Investments.

IDEX Mutual Funds                                             Annual Report 2003

                   IDEX T. Rowe Price Tax-Efficient Growth 10

IDEX T. Rowe Price Tax-Efficient Growth

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 1-(continued)

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP. The Fund at October 31, 2003, had no dividend distributions.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (ie: through the assets allocation funds)

                                 Net          % of
                               Assets      Net Assets
                             ----------   -----------
IDEX Asset Allocation
  Conservative Portfolio      $ 4,848          15%

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following stated break points:

     0.75% of the first $500 million of ANA
     0.65% of ANA over $500 million

ATFA currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

     1.35% Expense Limit

If total fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the advisor a portion or all of the waived advisory fees.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The 12b-1 fee for the Fund is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

     Class A            0.35%
     Class B            1.00%
     Class C            1.00%
     Class L            1.00%
     Class M            0.90%

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, L, M and certain A share redemptions. For the year ended October 31, 2003, the underwriter commissions were as follows:

     Received by Underwriter      $ 42
     Retained by Underwriter         5
     Contingent Sales Charges       42

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which include such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. Transfer agent fees are reflected separately from Administration fees on the Statement of Operations. The Legal fees on the Statement of Operations are for fees paid to external legal counsel. ATFS provides its services to the Fund at cost and is reimbursed monthly.

Transfer agent fees: The Fund incurs ATIS annual per-account charges (not in thousands) of $20.00 for each open shareholder account and $1.63 for each closed account maintained, and certain out of pocket expenses.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any IDEX Fund. At October 31, 2003, the value of invested plan amounts was $1. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2003, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2003, were as follows:

IDEX Mutual Funds                                             Annual Report 2003

                   IDEX T. Rowe Price Tax-Efficient Growth 11

IDEX T. Rowe Price Tax-Efficient Growth

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2003
(all amounts in thousands)

NOTE 3-(continued)

Purchases of securities:
  Long-Term excluding U.S. Government                $ 19,730
  U.S. Government                                         398
Proceeds from maturities and sales of securities:
  Long-Term excluding U.S. Government                  33,173
  U.S. Government                                       1,004

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

     Shares of beneficial interest, unlimited
       shares authorized                          $ (336)
     Accumulated net investment income (loss)        332
     Accumulated net realized gain (loss) from
       investment securities                           4

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets primarily due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2003 was as follows:

     2002 Distributions paid from:
       Ordinary income                     $ 15
       Long-term capital gains                -
     2003 Distributions paid from:
       Ordinary income                     $  -
       Long-term capital gains                -

The tax basis components of distributable earnings as of October 31, 2003, are as follows:

     Undistributed Ordinary Income                  $      -
                                                    ========
     Undistributed Long-term Capital Gains          $      -
                                                    ========
     Capital Loss Carryforward                      $ (5,781)
                                                    ========
     Net Unrealized Appreciation (Depreciation)     $  6,632
                                                    ========

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

  Capital Loss
 Carryforwards           Available through
---------------          -----------------
    $    32              October 31, 2007
        378              October 31, 2008
        219              October 31, 2009
      1,972              October 31, 2010
      3,180              October 31, 2011

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2003, are as follows:

Federal Tax Cost Basis                         $ 30,647
                                               ========
Unrealized Appreciation                        $ 6,799
Unrealized (Depreciation)                         (167)
                                               --------
Net Unrealized Appreciation (Depreciation)     $ 6,632
                                               ========


IDEX Mutual Funds                                             Annual Report 2003

                   IDEX T. Rowe Price Tax-Efficient Growth 12

--------------------------------------------------------------------------------
               Report of Independent Certified Public Accountants

To the Board of Trustees and Shareholders of IDEX T. Rowe Price Tax-Efficient Growth

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of IDEX T. Rowe Price Tax-Efficient Growth (the "Fund") (one of the portfolios constituting the IDEX Mutual Funds) at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
December 18, 2003


IDEX Mutual Funds                                             Annual Report 2003

                   IDEX T. Rowe Price Tax-Efficient Growth 13

                                IDEX MUTUAL FUNDS

                       MANAGEMENT OF THE FUND (unaudited)


                                                             Term of
                                   Position(s)             Office and
                                    Held with               Length of
Name, Address and Age                 Fund*                Time Served
---------------------             ------------            --------------
INTERESTED TRUSTEES
John R. Kenney**                   Chairman,              Indefinite*
570 Carillon Parkway               Trustee                1986-present
St. Petersburg, FL 33716
(DOB 2/8/38)

Larry N. Norman **                 Trustee                Indefinite*
4333 Edgewood Road NE                                     2002-present
Cedar Rapids, IA 52499
(DOB 1/8/53)

INDEPENDENT TRUSTEES

Peter R. Brown                     Vice Chairman,         Indefinite*
11180 6th Street East              Trustee                1986-present
Treasure Island, FL 33706
(DOB 5/10/28)

Charles C. Harris                  Trustee                Indefinite*
2 Seaside Lane #304                                       1994-present
Belleair, FL 33756
(DOB 1/15/30)

Russell A. Kimball, Jr.            Trustee                Indefinite*
1160 Gulf Boulevard                                       2002-present
Clearwater Beach, FL 34630
(DOB 8/17/44)

William W. Short, Jr.              Trustee                Indefinite*
6911 Bryan Dairy Road                                     1986-present
Suite 210
Largo, FL 33777
(DOB 2/25/36)

Daniel Calabria                    Trustee                Indefinite*
7068 S. Shore Drive S.                                    1996-present
South Pasadena, FL 33707
(DOB 3/05/36)

Janice B. Case                     Trustee                Indefinite*
205 Palm Island NW                                        2002-present
Clearwater, Florida 33767
(DOB 9/27/52)

Jack E. Zimmerman                  Trustee                Indefinite*
6778 Rosezita Lane                                        1986-present
Dayton, OH 45459
(DOB 2/3/28)

Leo J. Hill                        Trustee                Indefinite*
2201 N. Main St.                                          2002-present
Gainesville, Florida 32609
(DOB 3/27/56)

                                                                                          Number
                                                                                         of Funds            Other
                                                                                        in Complex       Directorships
                                              Principal Occupation(s)                    Overseen            Held by
Name, Address and Age                           During Past 5 Years                     by Trustee          Director
---------------------        ------------------------------------------------------     ----------       --------------
INTERESTED TRUSTEES
John R. Kenney**             Chairman, Director & Co-CEO, Great Companies, L.L.C.;          90                 N/A
570 Carillon Parkway         Manager, Transamerica Investment Management, LLC
St. Petersburg, FL 33716     (TIM); Director & Chairman, AEGON/Transamerica Series
(DOB 2/8/38)                 Fund, Inc. (ATSF); Director & Chairman, Transamerica
                             Income Shares, Inc. (TIS); Manager & Chairman,
                             Transamerica Occidental Life Insurance Company
                             Separate Account Fund B (Fund B)


Larry N. Norman **           President & Chairman, Transamerica Life Insurance              91                 N/A
4333 Edgewood Road NE        Company; Director, AEGON/Transamerica Fund Advisers,
Cedar Rapids, IA 52499       Inc. (ATFA); Director, TIS; Director AEGON/ Transamerica
(DOB 1/8/53)                 Investor Services, Inc. (ATIS); Director, AEGON/
                             Transamerica Fund Services, Inc. (ATFS); Director, ATSF;
                             Manager, Fund B; Director, Transamerica Index Funds,
                             Inc. (TIF); President, AFSG Securities Corp. (AFSG)

INDEPENDENT TRUSTEES

Peter R. Brown               Chairman of the Board, Peter Brown Construction                91                 N/A
11180 6th Street East        Company (1963-2000); Vice Chairman & Director, ATSF;
Treasure Island, FL 33706    Vice Chairman & Manager, Fund B; Vice Chairman &
(DOB 5/10/28)                Director, TIS & TIF; Rear Admiral (Ret.) U.S. Navy
                             Reserve, Civil Engineer Corps

Charles C. Harris            Director, ATSF; Director TIS; Manager, Fund B                  90                 N/A
2 Seaside Lane #304
Belleair, FL 33756
(DOB 1/15/30)

Russell A. Kimball, Jr.      Director, ATSF; Director, TIS; Manager, Fund B; General        90                 N/A
1160 Gulf Boulevard          Manager, Sheraton Sand Key Resort (1975-present)
Clearwater Beach, FL 34630
(DOB 8/17/44)

William W. Short, Jr.        Director, ATSF; Director, TIS; Manager, Fund B; Retired        90                 N/A
6911 Bryan Dairy Road        Corporate CEO and Chairman of the Board of Shorts, Inc.
Suite 210
Largo, FL 33777
(DOB 2/25/36)

Daniel Calabria              Director, ATSF; Director, TIS; Manager, Fund B; Trustee        90                 N/A
7068 S. Shore Drive S.       (1993-present) & President (1993-1995), Florida Tax
South Pasadena, FL 33707     Free Funds
(DOB 3/05/36)

Janice B. Case               Director, ATSF; Director, TIS; Manager, Fund B; Senior         90               Central
205 Palm Island NW           Vice President (1996-2000), Vice President                                      Vermont
Clearwater, Florida 33767    (1990-1996), Director of Customer Service & Marketing                           Public
(DOB 9/27/52)                (1987-1990), Florida Power Corporation; Director,                               Service Co.
                             Central Vermont Public Service Co. (Audit Committee);
                             Director, Western Electricity Coordinating Council
                             (Chairman, Human Resources and Compensation
                             Committee)

Jack E. Zimmerman            Former Director, Regional Marketing of Marietta                36                 N/A
6778 Rosezita Lane           Corporation & Director of Strategic Planning, Martin
Dayton, OH 45459             Marietta Baltimore Aerospace. Mr. Zimmerman is also the
(DOB 2/3/28)                 brother-in-law of John R. Kenney, IDEX Chairman.

Leo J. Hill                  Director, ATSF; Director, TIS; Manager, Fund B; Owner &        90                 N/A
2201 N. Main St.             President, Prestige Automotive Group (2001-present);
Gainesville, Florida 32609   Market President (1997-1998), NationsBank; President &
(DOB 3/27/56)                CEO (1994-1998), Barnett Bank of the Treasure Coast,
                             FL

--------
* Trustees serve an indefinite term until his/her successor is elected or (in some cases) until he/she reaches the mandatory retirement age.
** May be deemed as "interested person" of the Fund as defined in the 1940 Act due to employment with an affiliate of ATFA.

P.O. Box 9015
Clearwater, FL 33758-9015


                                   [IDEX LOGO]
                                  MUTUAL FUNDS
                             A TRANSAMERICA COMPANY

                               www.idexfunds.com
                     Customer Service 1-888-233-IDEX (4339)
                  P.O. Box 9015 o Clearwater, FL o 33758-9015
                    Distributor: AFSG Securities Corporation

Item 2: Code of Ethics.

(a) Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.
(c) During the period covered by the report, no amendments were made to the provisions of this code of ethics.
(d) During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.
(f)      (1) Registrant has filed this code of ethics as an exhibit pursuant to
         Item 10(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant's Board of Trustees has determined that Peter Brown is an "audit committee financial expert," as such term is defined in Item 3 of Form N-CSR. Mr. Brown is "independent" under the standards set forth in Item 3 of Form N-CSR. The designation of Mr. Brown as an "audit committee financial expert" pursuant to Item 3 of Form N-CSR does not (i) impose upon him any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon him as a member of the Registrant's audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the registrant's audit committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services. Not applicable.

Item 5: Audit Committee of Listed Registrants. Not applicable.

Item 6: [Reserved].

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8: [Reserved].

Item 9: Controls and Procedures.

(a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940 (17 CFR 270.30a-2(c)) as of October 31, 2003, registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to be appropriately designed to ensure that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b) There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation as indicated, including no significant deficiencies or material weaknesses that required corrective action.

Item 10: Exhibits.

(a)      (1)  Registrant's code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.
         (2) Separate certifications for Registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(b) A certification for Registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

                                IDEX MUTUAL FUNDS
                     FOR THE PERIOD ENDING OCTOBER 31, 2003
                              Form N-CSR SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


IDEX Mutual Funds


By: /s/ Brian C. Scott
   ---------------------------------------
     Brian C. Scott
     President and Chief Executive Officer

Date: January 8, 2004
   ---------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Brian C. Scott
   ---------------------------------------
     Brian C. Scott
     President and Chief Executive Officer

Date: January 8, 2004
   ---------------------------------------


By: /s/ Kim D. Day
   ---------------------------------------
     Kim D. Day
     Vice President, Treasurer and Principal
         Financial Officer

Date: January 8, 2004
   ---------------------------------------

                                  EXHIBIT INDEX

Exhibit No.     Description of Exhibit
-----------     ----------------------
10(b)(1)        Code of Ethics for Principal Executive and Senior Financial Officers
10(b)(2)        Section 302 N-CSR Certification of Principal Executive Officer
10(b)(3)        Section 302 N-CSR Certification of Principal Financial Officer
10(b)(4)        Section 906 N-CSR Certification of Principal Executive Officer & Principal Financial Officer & General Counsel
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